UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02368

Name of Registrant:	Vanguard Fixed Income Securities Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Natalie Lamarque, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2025—January 31, 2026

Item 1: Reports to Shareholders.

TABLE OF CONTENTS

Short-Term Treasury Fund Investor Shares - VFISX

Short-Term Treasury Fund Admiral™ Shares - VFIRX

High-Yield Corporate Fund Investor Shares - VWEHX

High-Yield Corporate Fund Admiral™ Shares - VWEAX

Intermediate-Term Investment-Grade Fund Investor Shares - VFICX

Intermediate-Term Investment-Grade Fund Admiral™ Shares - VFIDX

Intermediate-Term Treasury Fund Investor Shares - VFITX

Intermediate-Term Treasury Fund Admiral™ Shares - VFIUX

Long-Term Investment-Grade Fund Investor Shares - VWESX

Long-Term Investment-Grade Fund Admiral™ Shares - VWETX

Long-Term Treasury Fund Investor Shares - VUSTX

Long-Term Treasury Fund Admiral™ Shares - VUSUX

Short-Term Federal Fund Investor Shares - VSGBX

Short-Term Federal Fund Admiral™ Shares - VSGDX

Short-Term Investment-Grade Fund Investor Shares - VFSTX

Short-Term Investment-Grade Fund Admiral™ Shares - VFSUX

Short-Term Investment-Grade Fund Institutional Shares - VFSIX

Ultra-Short-Term Bond Fund Investor Shares - VUBFX

Ultra-Short-Term Bond Fund Admiral™ Shares - VUSFX

High-Yield Active ETF ETF Shares - VGHY

Vanguard Short-Term Treasury Fund

Investor Shares (VFISX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Short-Term Treasury Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$21	0.20%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund underperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  U.S. Treasury yields ended the period lower for all but the longest-dated maturities. The yield on the 2-year U.S. Treasury bill fell 0.67 percentage points to end the period at 3.52%, while the yield on the bellwether 10-year U.S. Treasury note declined a more modest 0.30 percentage points to finish at 4.24%.

  The Fund’s underperformance was driven by its structurally short duration given the fall in short-term interest rates over the period. Curve positioning also detracted.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $10,000

Table Summary
	Investor Shares	Bloomberg U.S. 1-5 Year Treasury Bond Index	Bloomberg U.S. Aggregate Bond Index
2016	$10,000	$10,000	$10,000
2016	$10,038	$10,047	$10,202
2016	$10,094	$10,126	$10,454
2016	$10,076	$10,090	$10,356
2017	$10,043	$10,011	$10,145
2017	$10,071	$10,064	$10,287
2017	$10,099	$10,100	$10,400
2017	$10,090	$10,091	$10,450
2018	$10,011	$10,001	$10,363
2018	$10,002	$9,984	$10,254
2018	$10,038	$10,022	$10,317
2018	$10,064	$10,049	$10,235
2019	$10,222	$10,246	$10,597
2019	$10,316	$10,354	$10,797
2019	$10,447	$10,511	$11,151
2019	$10,547	$10,644	$11,413
2020	$10,621	$10,743	$11,619
2020	$10,864	$11,072	$11,967
2020	$10,935	$11,115	$12,279
2020	$10,955	$11,096	$12,119
2021	$10,977	$11,109	$12,167
2021	$10,974	$11,066	$11,935
2021	$10,963	$11,102	$12,193
2021	$10,905	$11,005	$12,061
2022	$10,802	$10,875	$11,806
2022	$10,532	$10,519	$10,919
2022	$10,593	$10,602	$11,082
2022	$10,296	$10,261	$10,170
2023	$10,469	$10,493	$10,819
2023	$10,538	$10,617	$10,873
2023	$10,449	$10,507	$10,708
2023	$10,452	$10,504	$10,206
2024	$10,769	$10,865	$11,046
2024	$10,695	$10,734	$10,713
2024	$10,987	$11,073	$11,255
2024	$11,091	$11,158	$11,282
2025	$11,182	$11,244	$11,274
2025	$11,432	$11,533	$11,572
2025	$11,466	$11,557	$11,635
2025	$11,645	$11,751	$11,977
2026	$11,751	$11,857	$12,047

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Investor Shares	5.09%	1.37%	1.63%
Bloomberg U.S. 1-5 Year Treasury Bond Index	5.44%	1.31%	1.72%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$5,832
Number of Portfolio Holdings	274
Portfolio Turnover Rate	421%
Total Investment Advisory Fees (in thousands)	$693

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Agency Bonds and Notes	2.7%
Asset-Backed/Commercial Mortgage-Backed Securities	1.6%
Conventional Mortgage-Backed Securities	13.2%
Nonconventional Mortgage-Backed Securities	0.2%
U.S. Government Securities	80.1%
Other Assets and Liabilities—NetFootnote Reference	2.2%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR32

Vanguard Short-Term Treasury Fund

Admiral™ Shares (VFIRX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Short-Term Treasury Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$10	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund underperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  U.S. Treasury yields ended the period lower for all but the longest-dated maturities. The yield on the 2-year U.S. Treasury bill fell 0.67 percentage points to end the period at 3.52%, while the yield on the bellwether 10-year U.S. Treasury note declined a more modest 0.30 percentage points to finish at 4.24%.

  The Fund’s underperformance was driven by its structurally short duration given the fall in short-term interest rates over the period. Curve positioning also detracted.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $50,000

Table Summary
	Admiral Shares	Bloomberg U.S. 1-5 Year Treasury Bond Index	Bloomberg U.S. Aggregate Bond Index
2016	$50,000	$50,000	$50,000
2016	$50,203	$50,235	$51,012
2016	$50,493	$50,632	$52,270
2016	$50,416	$50,448	$51,781
2017	$50,264	$50,054	$50,726
2017	$50,420	$50,322	$51,434
2017	$50,571	$50,502	$52,001
2017	$50,536	$50,455	$52,248
2018	$50,156	$50,005	$51,816
2018	$50,120	$49,919	$51,270
2018	$50,314	$50,112	$51,585
2018	$50,459	$50,247	$51,175
2019	$51,264	$51,228	$52,983
2019	$51,750	$51,770	$53,983
2019	$52,417	$52,555	$55,753
2019	$52,935	$53,222	$57,065
2020	$53,319	$53,713	$58,093
2020	$54,551	$55,358	$59,835
2020	$54,922	$55,575	$61,396
2020	$55,035	$55,481	$60,596
2021	$55,162	$55,543	$60,835
2021	$55,156	$55,328	$59,676
2021	$55,119	$55,510	$60,965
2021	$54,838	$55,023	$60,306
2022	$54,336	$54,376	$59,030
2022	$52,989	$52,594	$54,596
2022	$53,312	$53,011	$55,408
2022	$51,828	$51,304	$50,848
2023	$52,713	$52,465	$54,095
2023	$53,074	$53,085	$54,363
2023	$52,636	$52,535	$53,542
2023	$52,665	$52,519	$51,029
2024	$54,280	$54,323	$55,230
2024	$53,917	$53,668	$53,565
2024	$55,405	$55,366	$56,273
2024	$55,940	$55,788	$56,411
2025	$56,417	$56,222	$56,372
2025	$57,692	$57,665	$57,861
2025	$57,874	$57,784	$58,176
2025	$58,796	$58,757	$59,886
2026	$59,347	$59,283	$60,233

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	5.19%	1.47%	1.73%
Bloomberg U.S. 1-5 Year Treasury Bond Index	5.44%	1.31%	1.72%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$5,832
Number of Portfolio Holdings	274
Portfolio Turnover Rate	421%
Total Investment Advisory Fees (in thousands)	$693

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Agency Bonds and Notes	2.7%
Asset-Backed/Commercial Mortgage-Backed Securities	1.6%
Conventional Mortgage-Backed Securities	13.2%
Nonconventional Mortgage-Backed Securities	0.2%
U.S. Government Securities	80.1%
Other Assets and Liabilities—NetFootnote Reference	2.2%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR532

Vanguard High-Yield Corporate Fund

Investor Shares (VWEHX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard High-Yield Corporate Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$23	0.22%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund outperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  The Fund benefited from positive security selection in high-yield corporates, notably among industrial issuers.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $10,000

Table Summary
	Investor Shares	High-Yield Corporate Composite Index	Bloomberg U.S. Aggregate Bond Index
2016	$10,000	$10,000	$10,000
2016	$10,601	$10,736	$10,202
2016	$10,898	$11,113	$10,454
2016	$11,179	$11,373	$10,356
2017	$11,343	$11,601	$10,145
2017	$11,629	$11,855	$10,287
2017	$11,905	$12,082	$10,400
2017	$12,020	$12,230	$10,450
2018	$12,045	$12,261	$10,363
2018	$11,897	$12,152	$10,254
2018	$12,023	$12,285	$10,317
2018	$12,005	$12,263	$10,235
2019	$12,238	$12,513	$10,597
2019	$12,733	$13,006	$10,797
2019	$12,996	$13,283	$11,151
2019	$13,256	$13,493	$11,413
2020	$13,517	$13,786	$11,619
2020	$12,539	$12,907	$11,967
2020	$13,628	$14,107	$12,279
2020	$13,644	$14,109	$12,119
2021	$14,222	$14,820	$12,167
2021	$14,372	$14,999	$11,935
2021	$14,617	$15,285	$12,193
2021	$14,619	$15,319	$12,061
2022	$14,342	$15,029	$11,806
2022	$13,646	$14,202	$10,919
2022	$13,716	$14,149	$11,082
2022	$13,128	$13,620	$10,170
2023	$13,859	$14,327	$10,819
2023	$13,923	$14,440	$10,873
2023	$14,132	$14,674	$10,708
2023	$13,859	$14,406	$10,206
2024	$14,927	$15,550	$11,046
2024	$14,928	$15,580	$10,713
2024	$15,532	$16,167	$11,255
2024	$15,830	$16,471	$11,282
2025	$16,103	$16,777	$11,274
2025	$16,205	$16,786	$11,572
2025	$16,767	$17,377	$11,635
2025	$17,153	$17,767	$11,977
2026	$17,417	$18,080	$12,047

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Investor Shares	8.16%	4.14%	5.71%
High-Yield Corporate Composite Index	7.77%	4.06%	6.10%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$25,899
Number of Portfolio Holdings	1,048
Portfolio Turnover Rate	44%
Total Investment Advisory Fees (in thousands)	$6,226

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Communications	13.0%
Consumer Discretionary	15.4%
Consumer Staples	3.7%
Energy	10.4%
Financials	10.1%
Health Care	6.8%
Industrials	7.2%
Materials	9.6%
Real Estate	2.1%
Technology	5.4%
Utilities	2.4%
Other	9.0%
Other Assets and Liabilities—NetFootnote Reference	4.9%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR29

Vanguard High-Yield Corporate Fund

Admiral™ Shares (VWEAX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard High-Yield Corporate Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$12	0.12%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund outperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  The Fund benefited from positive security selection in high-yield corporates, notably among industrial issuers.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $50,000

Table Summary
	Admiral Shares	High-Yield Corporate Composite Index	Bloomberg U.S. Aggregate Bond Index
2016	$50,000	$50,000	$50,000
2016	$53,019	$53,678	$51,012
2016	$54,517	$55,564	$52,270
2016	$55,937	$56,867	$51,781
2017	$56,771	$58,005	$50,726
2017	$58,218	$59,274	$51,434
2017	$59,613	$60,408	$52,001
2017	$60,205	$61,150	$52,248
2018	$60,343	$61,307	$51,816
2018	$59,618	$60,758	$51,270
2018	$60,265	$61,424	$51,585
2018	$60,188	$61,315	$51,175
2019	$61,374	$62,565	$52,983
2019	$63,873	$65,032	$53,983
2019	$65,204	$66,416	$55,753
2019	$66,527	$67,464	$57,065
2020	$67,852	$68,931	$58,093
2020	$62,962	$64,536	$59,835
2020	$68,445	$70,533	$61,396
2020	$68,541	$70,545	$60,596
2021	$71,465	$74,100	$60,835
2021	$72,234	$74,994	$59,676
2021	$73,485	$76,427	$60,965
2021	$73,514	$76,593	$60,306
2022	$72,139	$75,143	$59,030
2022	$68,654	$71,008	$54,596
2022	$69,024	$70,746	$55,408
2022	$66,084	$68,097	$50,848
2023	$69,780	$71,634	$54,095
2023	$70,117	$72,202	$54,363
2023	$71,190	$73,371	$53,542
2023	$69,834	$72,030	$51,029
2024	$75,234	$77,750	$55,230
2024	$75,254	$77,900	$53,565
2024	$78,321	$80,834	$56,273
2024	$79,844	$82,354	$56,411
2025	$81,238	$83,885	$56,372
2025	$81,773	$83,932	$57,861
2025	$84,632	$86,883	$58,176
2025	$86,601	$88,837	$59,886
2026	$87,955	$90,400	$60,233

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	8.27%	4.24%	5.81%
High-Yield Corporate Composite Index	7.77%	4.06%	6.10%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$25,899
Number of Portfolio Holdings	1,048
Portfolio Turnover Rate	44%
Total Investment Advisory Fees (in thousands)	$6,226

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Communications	13.0%
Consumer Discretionary	15.4%
Consumer Staples	3.7%
Energy	10.4%
Financials	10.1%
Health Care	6.8%
Industrials	7.2%
Materials	9.6%
Real Estate	2.1%
Technology	5.4%
Utilities	2.4%
Other	9.0%
Other Assets and Liabilities—NetFootnote Reference	4.9%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR529

Vanguard Intermediate-Term Investment-Grade Fund

Investor Shares (VFICX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Intermediate-Term Investment-Grade Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$21	0.20%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund slightly outperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  Security selection within investment-grade corporate bonds helped the Fund’s relative performance. An overweight to overall credit risk also added value.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $10,000

Table Summary
	Investor Shares	Bloomberg U.S. 5-10 Year Credit Bond Index	Bloomberg U.S. Aggregate Bond Index
2016	$10,000	$10,000	$10,000
2016	$10,320	$10,441	$10,202
2016	$10,582	$10,779	$10,454
2016	$10,529	$10,725	$10,356
2017	$10,316	$10,480	$10,145
2017	$10,506	$10,723	$10,287
2017	$10,656	$10,922	$10,400
2017	$10,705	$11,006	$10,450
2018	$10,572	$10,886	$10,363
2018	$10,418	$10,669	$10,254
2018	$10,501	$10,771	$10,317
2018	$10,463	$10,699	$10,235
2019	$10,815	$11,120	$10,597
2019	$11,097	$11,490	$10,797
2019	$11,474	$11,969	$11,151
2019	$11,733	$12,308	$11,413
2020	$11,979	$12,627	$11,619
2020	$12,088	$12,459	$11,967
2020	$12,762	$13,290	$12,279
2020	$12,692	$13,212	$12,119
2021	$12,876	$13,434	$12,167
2021	$12,642	$13,142	$11,935
2021	$13,001	$13,538	$12,193
2021	$12,768	$13,294	$12,061
2022	$12,455	$12,969	$11,806
2022	$11,356	$11,828	$10,919
2022	$11,559	$12,032	$11,082
2022	$10,600	$11,021	$10,170
2023	$11,448	$11,916	$10,819
2023	$11,537	$12,010	$10,873
2023	$11,422	$11,890	$10,708
2023	$10,873	$11,324	$10,206
2024	$11,956	$12,452	$11,046
2024	$11,657	$12,137	$10,713
2024	$12,300	$12,797	$11,255
2024	$12,382	$12,886	$11,282
2025	$12,414	$12,920	$11,274
2025	$12,739	$13,257	$11,572
2025	$13,016	$13,542	$11,635
2025	$13,402	$13,939	$11,977
2026	$13,520	$14,067	$12,047

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Investor Shares	8.91%	0.98%	3.06%
Bloomberg U.S. 5-10 Year Credit Bond Index	8.88%	0.92%	3.47%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$38,785
Number of Portfolio Holdings	1,776
Portfolio Turnover Rate	68%
Total Investment Advisory Fees (in thousands)	$6,969

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Communication Services	6.6%
Consumer Discretionary	4.2%
Consumer Staples	4.5%
Energy	6.5%
Financials	30.5%
Health Care	6.5%
Industrials	4.5%
Materials	2.5%
Real Estate	3.6%
Technology	6.1%
Utilities	8.4%
Other	15.4%
Other Assets and Liabilities—NetFootnote Reference	0.7%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR71

Vanguard Intermediate-Term Investment-Grade Fund

Admiral™ Shares (VFIDX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Intermediate-Term Investment-Grade Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$9	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund slightly outperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  Security selection within investment-grade corporate bonds helped the Fund’s relative performance. An overweight to overall credit risk also added value.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $50,000

Table Summary
	Admiral Shares	Bloomberg U.S. 5-10 Year Credit Bond Index	Bloomberg U.S. Aggregate Bond Index
2016	$50,000	$50,000	$50,000
2016	$51,611	$52,206	$51,012
2016	$52,936	$53,897	$52,270
2016	$52,683	$53,625	$51,781
2017	$51,633	$52,402	$50,726
2017	$52,596	$53,614	$51,434
2017	$53,362	$54,610	$52,001
2017	$53,620	$55,032	$52,248
2018	$52,963	$54,430	$51,816
2018	$52,207	$53,346	$51,270
2018	$52,634	$53,853	$51,585
2018	$52,460	$53,496	$51,175
2019	$54,239	$55,600	$52,983
2019	$55,667	$57,450	$53,983
2019	$57,570	$59,845	$55,753
2019	$58,886	$61,538	$57,065
2020	$60,136	$63,136	$58,093
2020	$60,695	$62,297	$59,835
2020	$64,096	$66,451	$61,396
2020	$63,760	$66,058	$60,596
2021	$64,703	$67,172	$60,835
2021	$63,542	$65,710	$59,676
2021	$65,359	$67,689	$60,965
2021	$64,209	$66,468	$60,306
2022	$62,649	$64,845	$59,030
2022	$57,136	$59,138	$54,596
2022	$58,170	$60,159	$55,408
2022	$53,357	$55,106	$50,848
2023	$57,639	$59,578	$54,095
2023	$58,106	$60,050	$54,363
2023	$57,537	$59,450	$53,542
2023	$54,788	$56,619	$51,029
2024	$60,257	$62,258	$55,230
2024	$58,764	$60,683	$53,565
2024	$62,023	$63,984	$56,273
2024	$62,454	$64,428	$56,411
2025	$62,629	$64,598	$56,372
2025	$64,284	$66,286	$57,861
2025	$65,703	$67,712	$58,176
2025	$67,671	$69,694	$59,886
2026	$68,285	$70,334	$60,233

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	9.03%	1.08%	3.17%
Bloomberg U.S. 5-10 Year Credit Bond Index	8.88%	0.92%	3.47%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$38,785
Number of Portfolio Holdings	1,776
Portfolio Turnover Rate	68%
Total Investment Advisory Fees (in thousands)	$6,969

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Communication Services	6.6%
Consumer Discretionary	4.2%
Consumer Staples	4.5%
Energy	6.5%
Financials	30.5%
Health Care	6.5%
Industrials	4.5%
Materials	2.5%
Real Estate	3.6%
Technology	6.1%
Utilities	8.4%
Other	15.4%
Other Assets and Liabilities—NetFootnote Reference	0.7%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the expense ratio for the Admiral Share class was reduced.

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR571

Vanguard Intermediate-Term Treasury Fund

Investor Shares (VFITX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Intermediate-Term Treasury Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$21	0.20%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund underperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  U.S. Treasury yields ended the period lower for all but the longest-dated maturities. The yield on the 2-year U.S. Treasury bill fell 0.67 percentage points to end the period at 3.52%, while the yield on the bellwether 10-year U.S. Treasury note declined a more modest 0.30 percentage points to finish at 4.24%.

  The Fund’s underperformance was driven largely by its duration positioning throughout the period. Strong security selection, on the other hand, added value.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $10,000

Table Summary
	Investor Shares	Bloomberg U.S. 5-10 Year Treasury Bond Index	Bloomberg U.S. Aggregate Bond Index
2016	$10,000	$10,000	$10,000
2016	$10,091	$10,111	$10,202
2016	$10,281	$10,373	$10,454
2016	$10,160	$10,194	$10,356
2017	$9,916	$9,859	$10,145
2017	$10,038	$10,024	$10,287
2017	$10,092	$10,089	$10,400
2017	$10,073	$10,074	$10,450
2018	$9,885	$9,867	$10,363
2018	$9,819	$9,793	$10,254
2018	$9,869	$9,847	$10,317
2018	$9,858	$9,822	$10,235
2019	$10,201	$10,242	$10,597
2019	$10,350	$10,398	$10,797
2019	$10,653	$10,770	$11,151
2019	$10,858	$11,042	$11,413
2020	$11,015	$11,224	$11,619
2020	$11,558	$11,940	$11,967
2020	$11,698	$12,066	$12,279
2020	$11,621	$11,908	$12,119
2021	$11,620	$11,839	$12,167
2021	$11,437	$11,495	$11,935
2021	$11,616	$11,798	$12,193
2021	$11,388	$11,517	$12,061
2022	$11,215	$11,341	$11,806
2022	$10,576	$10,531	$10,919
2022	$10,769	$10,776	$11,082
2022	$10,032	$9,898	$10,170
2023	$10,458	$10,392	$10,819
2023	$10,569	$10,523	$10,873
2023	$10,313	$10,228	$10,708
2023	$10,008	$9,798	$10,206
2024	$10,646	$10,532	$11,046
2024	$10,328	$10,133	$10,713
2024	$10,847	$10,707	$11,255
2024	$10,831	$10,655	$11,282
2025	$10,829	$10,626	$11,274
2025	$11,248	$11,072	$11,572
2025	$11,237	$11,060	$11,635
2025	$11,507	$11,361	$11,977
2026	$11,571	$11,389	$12,047

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Investor Shares	6.86%	-0.08%	1.47%
Bloomberg U.S. 5-10 Year Treasury Bond Index	7.18%	-0.77%	1.31%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$7,105
Number of Portfolio Holdings	231
Portfolio Turnover Rate	173%
Total Investment Advisory Fees (in thousands)	$829

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Agency Bonds and Notes	5.0%
Asset-Backed/Commercial Mortgage-Backed Securities	1.3%
Conventional Mortgage-Backed Securities	6.3%
Nonconventional Mortgage-Backed Securities	3.6%
U.S. Government Securities	81.6%
Other Assets and Liabilities—NetFootnote Reference	2.2%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR35

Vanguard Intermediate-Term Treasury Fund

Admiral™ Shares (VFIUX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Intermediate-Term Treasury Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$10	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund underperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  U.S. Treasury yields ended the period lower for all but the longest-dated maturities. The yield on the 2-year U.S. Treasury bill fell 0.67 percentage points to end the period at 3.52%, while the yield on the bellwether 10-year U.S. Treasury note declined a more modest 0.30 percentage points to finish at 4.24%.

  The Fund’s underperformance was driven largely by its duration positioning throughout the period. Strong security selection, on the other hand, added value.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $50,000

Table Summary
	Admiral Shares	Bloomberg U.S. 5-10 Year Treasury Bond Index	Bloomberg U.S. Aggregate Bond Index
2016	$50,000	$50,000	$50,000
2016	$50,467	$50,556	$51,012
2016	$51,428	$51,867	$52,270
2016	$50,838	$50,970	$51,781
2017	$49,628	$49,297	$50,726
2017	$50,254	$50,118	$51,434
2017	$50,535	$50,443	$52,001
2017	$50,453	$50,371	$52,248
2018	$49,522	$49,334	$51,816
2018	$49,206	$48,965	$51,270
2018	$49,469	$49,237	$51,585
2018	$49,423	$49,112	$51,175
2019	$51,157	$51,208	$52,983
2019	$51,917	$51,991	$53,983
2019	$53,450	$53,850	$55,753
2019	$54,495	$55,210	$57,065
2020	$55,295	$56,120	$58,093
2020	$58,034	$59,702	$59,835
2020	$58,752	$60,332	$61,396
2020	$58,382	$59,542	$60,596
2021	$58,393	$59,197	$60,835
2021	$57,487	$57,476	$59,676
2021	$58,399	$58,990	$60,965
2021	$57,269	$57,586	$60,306
2022	$56,412	$56,706	$59,030
2022	$53,209	$52,657	$54,596
2022	$54,196	$53,880	$55,408
2022	$50,500	$49,490	$50,848
2023	$52,656	$51,959	$54,095
2023	$53,230	$52,616	$54,363
2023	$51,955	$51,139	$53,542
2023	$50,429	$48,990	$51,029
2024	$53,657	$52,659	$55,230
2024	$52,066	$50,665	$53,565
2024	$54,699	$53,534	$56,273
2024	$54,632	$53,274	$56,411
2025	$54,631	$53,130	$56,372
2025	$56,763	$55,361	$57,861
2025	$56,719	$55,302	$58,176
2025	$58,096	$56,804	$59,886
2026	$58,438	$56,943	$60,233

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	6.97%	0.02%	1.57%
Bloomberg U.S. 5-10 Year Treasury Bond Index	7.18%	-0.77%	1.31%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$7,105
Number of Portfolio Holdings	231
Portfolio Turnover Rate	173%
Total Investment Advisory Fees (in thousands)	$829

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Agency Bonds and Notes	5.0%
Asset-Backed/Commercial Mortgage-Backed Securities	1.3%
Conventional Mortgage-Backed Securities	6.3%
Nonconventional Mortgage-Backed Securities	3.6%
U.S. Government Securities	81.6%
Other Assets and Liabilities—NetFootnote Reference	2.2%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR535

Vanguard Long-Term Investment-Grade Fund

Investor Shares (VWESX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Long-Term Investment-Grade Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$22	0.21%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund slightly underperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  The Fund’s underweight allocation to credit risk detracted the most from relative performance. Security selection, particularly among industrial issuers, added value.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $10,000

Table Summary
	Investor Shares	Bloomberg U.S. Long Credit A or Better Bond Index	Bloomberg U.S. Aggregate Bond Index
2016	$10,000	$10,000	$10,000
2016	$10,729	$10,697	$10,202
2016	$11,482	$11,459	$10,454
2016	$11,090	$11,059	$10,356
2017	$10,671	$10,644	$10,145
2017	$10,931	$10,930	$10,287
2017	$11,389	$11,349	$10,400
2017	$11,601	$11,583	$10,450
2018	$11,662	$11,639	$10,363
2018	$11,151	$11,150	$10,254
2018	$11,270	$11,225	$10,317
2018	$10,846	$10,794	$10,235
2019	$11,493	$11,444	$10,597
2019	$11,964	$11,899	$10,797
2019	$12,893	$12,830	$11,151
2019	$13,538	$13,469	$11,413
2020	$14,172	$14,041	$11,619
2020	$14,479	$14,269	$11,967
2020	$15,793	$15,527	$12,279
2020	$14,860	$14,701	$12,119
2021	$15,098	$14,942	$12,167
2021	$14,381	$14,210	$11,935
2021	$15,355	$15,172	$12,193
2021	$15,199	$15,027	$12,061
2022	$14,398	$14,214	$11,806
2022	$12,276	$12,088	$10,919
2022	$12,469	$12,276	$11,082
2022	$10,529	$10,367	$10,170
2023	$12,086	$11,920	$10,819
2023	$12,047	$11,881	$10,873
2023	$11,787	$11,635	$10,708
2023	$10,448	$10,321	$10,206
2024	$12,233	$12,081	$11,046
2024	$11,520	$11,365	$10,713
2024	$12,302	$12,121	$11,255
2024	$12,322	$12,147	$11,282
2025	$12,058	$11,891	$11,274
2025	$12,208	$12,033	$11,572
2025	$12,428	$12,271	$11,635
2025	$12,964	$12,813	$11,977
2026	$12,890	$12,734	$12,047

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Investor Shares	6.90%	-3.11%	2.57%
Bloomberg U.S. Long Credit A or Better Bond Index	7.09%	-3.15%	2.45%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$10,483
Number of Portfolio Holdings	1,375
Portfolio Turnover Rate	60%
Total Investment Advisory Fees (in thousands)	$2,053

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Communications	6.8%
Consumer Discretionary	3.6%
Consumer Staples	4.7%
Energy	5.6%
Financials	17.8%
Health Care	11.6%
Industrials	6.1%
Materials	1.3%
Real Estate	0.6%
Technology	6.3%
Utilities	15.4%
Other	16.8%
Other Assets and Liabilities—NetFootnote Reference	3.4%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR28

Vanguard Long-Term Investment-Grade Fund

Admiral™ Shares (VWETX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Long-Term Investment-Grade Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$10	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund slightly underperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  The Fund’s underweight allocation to credit risk detracted the most from relative performance. Security selection, particularly among industrial issuers, added value.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $50,000

Table Summary
	Admiral Shares	Bloomberg U.S. Long Credit A or Better Bond Index	Bloomberg U.S. Aggregate Bond Index
2016	$50,000	$50,000	$50,000
2016	$53,657	$53,483	$51,012
2016	$57,436	$57,297	$52,270
2016	$55,490	$55,297	$51,781
2017	$53,410	$53,219	$50,726
2017	$54,725	$54,648	$51,434
2017	$57,031	$56,744	$52,001
2017	$58,109	$57,916	$52,248
2018	$58,426	$58,196	$51,816
2018	$55,878	$55,748	$51,270
2018	$56,489	$56,127	$51,585
2018	$54,379	$53,970	$51,175
2019	$57,637	$57,218	$52,983
2019	$60,014	$59,496	$53,983
2019	$64,689	$64,150	$55,753
2019	$67,943	$67,344	$57,065
2020	$71,140	$70,205	$58,093
2020	$72,700	$71,343	$59,835
2020	$79,317	$77,634	$61,396
2020	$74,652	$73,503	$60,596
2021	$75,865	$74,712	$60,835
2021	$72,282	$71,048	$59,676
2021	$77,197	$75,860	$60,965
2021	$76,431	$75,134	$60,306
2022	$72,418	$71,068	$59,030
2022	$61,761	$60,441	$54,596
2022	$62,749	$61,380	$55,408
2022	$53,002	$51,833	$50,848
2023	$60,853	$59,598	$54,095
2023	$60,673	$59,405	$54,363
2023	$59,377	$58,175	$53,542
2023	$52,643	$51,606	$51,029
2024	$61,653	$60,403	$55,230
2024	$58,075	$56,824	$53,565
2024	$62,032	$60,604	$56,273
2024	$62,147	$60,735	$56,411
2025	$60,832	$59,455	$56,372
2025	$61,606	$60,164	$57,861
2025	$62,734	$61,357	$58,176
2025	$65,456	$64,066	$59,886
2026	$65,100	$63,669	$60,233

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	7.02%	-3.01%	2.67%
Bloomberg U.S. Long Credit A or Better Bond Index	7.09%	-3.15%	2.45%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$10,483
Number of Portfolio Holdings	1,375
Portfolio Turnover Rate	60%
Total Investment Advisory Fees (in thousands)	$2,053

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Communications	6.8%
Consumer Discretionary	3.6%
Consumer Staples	4.7%
Energy	5.6%
Financials	17.8%
Health Care	11.6%
Industrials	6.1%
Materials	1.3%
Real Estate	0.6%
Technology	6.3%
Utilities	15.4%
Other	16.8%
Other Assets and Liabilities—NetFootnote Reference	3.4%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the expense ratio for the Admiral Share class was reduced.

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR568

Vanguard Long-Term Treasury Fund

Investor Shares (VUSTX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Long-Term Treasury Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$20	0.20%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund slightly outperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  U.S. Treasury yields ended the period lower for all but the longest-dated maturities. The yield on the 2-year U.S. Treasury bill fell 0.67 percentage points to end the period at 3.52%, while the yield on the bellwether 10-year U.S. Treasury note declined a more modest 0.30 percentage points to finish at 4.24%.

  The Fund’s outperformance was largely due to security selection within Treasuries and allocations to agency debentures and agency mortgage-backed securities. Curve positioning was a detractor.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $10,000

Table Summary
	Investor Shares	Bloomberg U.S. Long Treasury Bond Index	Bloomberg U.S. Aggregate Bond Index
2016	$10,000	$10,000	$10,000
2016	$10,227	$10,246	$10,202
2016	$11,194	$11,207	$10,454
2016	$10,473	$10,477	$10,356
2017	$9,679	$9,686	$10,145
2017	$9,927	$9,934	$10,287
2017	$10,103	$10,107	$10,400
2017	$10,195	$10,221	$10,450
2018	$10,086	$10,133	$10,363
2018	$9,860	$9,929	$10,254
2018	$9,974	$10,008	$10,317
2018	$9,539	$9,564	$10,235
2019	$10,294	$10,347	$10,597
2019	$10,514	$10,565	$10,797
2019	$11,351	$11,425	$11,151
2019	$12,099	$12,204	$11,413
2020	$12,542	$12,610	$11,619
2020	$14,382	$14,558	$11,967
2020	$14,790	$14,909	$12,279
2020	$13,750	$13,890	$12,119
2021	$13,346	$13,390	$12,167
2021	$12,276	$12,294	$11,935
2021	$13,236	$13,258	$12,193
2021	$13,082	$13,090	$12,061
2022	$12,690	$12,698	$11,806
2022	$10,775	$10,791	$10,919
2022	$10,677	$10,709	$11,082
2022	$8,872	$8,903	$10,170
2023	$9,926	$9,972	$10,819
2023	$9,949	$10,001	$10,873
2023	$9,449	$9,509	$10,708
2023	$8,092	$8,147	$10,206
2024	$9,372	$9,445	$11,046
2024	$8,718	$8,774	$10,713
2024	$9,442	$9,502	$11,255
2024	$9,317	$9,376	$11,282
2025	$9,013	$9,076	$11,274
2025	$9,288	$9,358	$11,572
2025	$9,171	$9,233	$11,635
2025	$9,612	$9,671	$11,977
2026	$9,443	$9,499	$12,047

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Investor Shares	4.76%	-6.69%	-0.57%
Bloomberg U.S. Long Treasury Bond Index	4.66%	-6.64%	-0.51%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$2,836
Number of Portfolio Holdings	171
Portfolio Turnover Rate	292%
Total Investment Advisory Fees (in thousands)	$345

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Agency Bonds and Notes	4.3%
Conventional Mortgage-Backed Securities	7.2%
Nonconventional Mortgage-Backed Securities	2.0%
U.S. Government Securities	86.9%
Conventional Mortgage-Backed Securities-Liability for Sale Commitments	(2.1%)
Other Assets and Liabilities—NetFootnote Reference	1.7%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR83

Vanguard Long-Term Treasury Fund

Admiral™ Shares (VUSUX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Long-Term Treasury Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$10	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund slightly outperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  U.S. Treasury yields ended the period lower for all but the longest-dated maturities. The yield on the 2-year U.S. Treasury bill fell 0.67 percentage points to end the period at 3.52%, while the yield on the bellwether 10-year U.S. Treasury note declined a more modest 0.30 percentage points to finish at 4.24%.

  The Fund’s outperformance was largely due to security selection within Treasuries and allocations to agency debentures and agency mortgage-backed securities. Curve positioning was a detractor.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $50,000

Table Summary
	Admiral Shares	Bloomberg U.S. Long Treasury Bond Index	Bloomberg U.S. Aggregate Bond Index
2016	$50,000	$50,000	$50,000
2016	$51,146	$51,232	$51,012
2016	$55,997	$56,037	$52,270
2016	$52,405	$52,384	$51,781
2017	$48,441	$48,429	$50,726
2017	$49,655	$49,668	$51,434
2017	$50,588	$50,537	$52,001
2017	$51,062	$51,105	$52,248
2018	$50,533	$50,665	$51,816
2018	$49,411	$49,647	$51,270
2018	$49,993	$50,040	$51,585
2018	$47,824	$47,820	$51,175
2019	$51,622	$51,736	$52,983
2019	$52,738	$52,827	$53,983
2019	$56,952	$57,126	$55,753
2019	$60,719	$61,021	$57,065
2020	$62,961	$63,051	$58,093
2020	$72,214	$72,791	$59,835
2020	$74,282	$74,547	$61,396
2020	$69,076	$69,452	$60,596
2021	$67,062	$66,952	$60,835
2021	$61,701	$61,471	$59,676
2021	$66,545	$66,288	$60,965
2021	$65,788	$65,449	$60,306
2022	$63,829	$63,490	$59,030
2022	$54,211	$53,956	$54,596
2022	$53,730	$53,546	$55,408
2022	$44,659	$44,517	$50,848
2023	$49,980	$49,858	$54,095
2023	$50,104	$50,003	$54,363
2023	$47,598	$47,544	$53,542
2023	$40,774	$40,733	$51,029
2024	$47,233	$47,227	$55,230
2024	$43,948	$43,871	$53,565
2024	$47,611	$47,509	$56,273
2024	$46,993	$46,882	$56,411
2025	$45,474	$45,382	$56,372
2025	$46,872	$46,792	$57,861
2025	$46,293	$46,165	$58,176
2025	$48,529	$48,355	$59,886
2026	$47,687	$47,497	$60,233

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	4.87%	-6.59%	-0.47%
Bloomberg U.S. Long Treasury Bond Index	4.66%	-6.64%	-0.51%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$2,836
Number of Portfolio Holdings	171
Portfolio Turnover Rate	292%
Total Investment Advisory Fees (in thousands)	$345

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Agency Bonds and Notes	4.3%
Conventional Mortgage-Backed Securities	7.2%
Nonconventional Mortgage-Backed Securities	2.0%
U.S. Government Securities	86.9%
Conventional Mortgage-Backed Securities-Liability for Sale Commitments	(2.1%)
Other Assets and Liabilities—NetFootnote Reference	1.7%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR583

Vanguard Short-Term Federal Fund

Investor Shares (VSGBX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Short-Term Federal Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$21	0.20%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund outperformed its benchmark index.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  U.S. Treasury yields ended the period lower for all but the longest-dated maturities. The yield on the 2-Year U.S. Treasury bill fell 0.67 percentage points to end the period at 3.52%, while the yield on the bellwether 10-Year U.S. Treasury note declined a more modest 0.30 percentage points to finish at 4.24%.

  The Fund’s outperformance was largely driven by positions in agency mortgage-backed securities and agency commercial mortgage-backed securities.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $10,000

Table Summary
	Investor Shares	Bloomberg U.S. 1-5 Year Government Bond Index	Bloomberg U.S. Aggregate Bond Index
2016	$10,000	$10,000	$10,000
2016	$10,044	$10,046	$10,202
2016	$10,110	$10,123	$10,454
2016	$10,109	$10,089	$10,356
2017	$10,049	$10,013	$10,145
2017	$10,088	$10,066	$10,287
2017	$10,129	$10,103	$10,400
2017	$10,124	$10,094	$10,450
2018	$10,047	$10,006	$10,363
2018	$10,041	$9,989	$10,254
2018	$10,071	$10,028	$10,317
2018	$10,104	$10,055	$10,235
2019	$10,268	$10,250	$10,597
2019	$10,378	$10,359	$10,797
2019	$10,518	$10,515	$11,151
2019	$10,632	$10,647	$11,413
2020	$10,726	$10,745	$11,619
2020	$10,929	$11,070	$11,967
2020	$11,033	$11,114	$12,279
2020	$11,058	$11,096	$12,119
2021	$11,123	$11,109	$12,167
2021	$11,113	$11,067	$11,935
2021	$11,137	$11,103	$12,193
2021	$11,065	$11,006	$12,061
2022	$10,959	$10,877	$11,806
2022	$10,629	$10,521	$10,919
2022	$10,694	$10,604	$11,082
2022	$10,367	$10,264	$10,170
2023	$10,588	$10,495	$10,819
2023	$10,629	$10,619	$10,873
2023	$10,559	$10,512	$10,708
2023	$10,548	$10,511	$10,206
2024	$10,909	$10,870	$11,046
2024	$10,833	$10,741	$10,713
2024	$11,148	$11,079	$11,255
2024	$11,254	$11,164	$11,282
2025	$11,363	$11,251	$11,274
2025	$11,617	$11,539	$11,572
2025	$11,675	$11,563	$11,635
2025	$11,868	$11,758	$11,977
2026	$11,992	$11,863	$12,047

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Investor Shares	5.54%	1.51%	1.83%
Bloomberg U.S. 1-5 Year Government Bond Index	5.44%	1.32%	1.72%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$4,497
Number of Portfolio Holdings	535
Portfolio Turnover Rate	398%
Total Investment Advisory Fees (in thousands)	$521

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Agency Bonds and Notes	16.9%
Asset-Backed/Commercial Mortgage-Backed Securities	23.4%
Conventional Mortgage-Backed Securities	43.3%
Nonconventional Mortgage-Backed Securities	5.5%
U.S. Government Securities	12.0%
Conventional Mortgage-Backed Securities-Liability for Sale Commitments	(1.3%)
Other Assets and Liabilities—NetFootnote Reference	0.2%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR49

Vanguard Short-Term Federal Fund

Admiral™ Shares (VSGDX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Short-Term Federal Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$10	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund outperformed its benchmark index.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  U.S. Treasury yields ended the period lower for all but the longest-dated maturities. The yield on the 2-Year U.S. Treasury bill fell 0.67 percentage points to end the period at 3.52%, while the yield on the bellwether 10-Year U.S. Treasury note declined a more modest 0.30 percentage points to finish at 4.24%.

  The Fund’s outperformance was largely driven by positions in agency mortgage-backed securities and agency commercial mortgage-backed securities.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $50,000

Table Summary
	Admiral Shares	Bloomberg U.S. 1-5 Year Government Bond Index	Bloomberg U.S. Aggregate Bond Index
2016	$50,000	$50,000	$50,000
2016	$50,231	$50,230	$51,012
2016	$50,574	$50,615	$52,270
2016	$50,584	$50,444	$51,781
2017	$50,294	$50,067	$50,726
2017	$50,502	$50,332	$51,434
2017	$50,720	$50,513	$52,001
2017	$50,711	$50,470	$52,248
2018	$50,334	$50,028	$51,816
2018	$50,317	$49,945	$51,270
2018	$50,483	$50,138	$51,585
2018	$50,659	$50,276	$51,175
2019	$51,492	$51,251	$52,983
2019	$52,056	$51,793	$53,983
2019	$52,774	$52,573	$55,753
2019	$53,359	$53,236	$57,065
2020	$53,842	$53,726	$58,093
2020	$54,875	$55,351	$59,835
2020	$55,412	$55,568	$61,396
2020	$55,555	$55,480	$60,596
2021	$55,895	$55,546	$60,835
2021	$55,859	$55,334	$59,676
2021	$55,992	$55,515	$60,965
2021	$55,644	$55,032	$60,306
2022	$55,123	$54,384	$59,030
2022	$53,478	$52,606	$54,596
2022	$53,816	$53,019	$55,408
2022	$52,187	$51,321	$50,848
2023	$53,310	$52,476	$54,095
2023	$53,529	$53,094	$54,363
2023	$53,192	$52,558	$53,542
2023	$53,150	$52,555	$51,029
2024	$54,982	$54,349	$55,230
2024	$54,611	$53,706	$53,565
2024	$56,213	$55,395	$56,273
2024	$56,765	$55,820	$56,411
2025	$57,325	$56,257	$56,372
2025	$58,624	$57,695	$57,861
2025	$58,929	$57,817	$58,176
2025	$59,921	$58,789	$59,886
2026	$60,561	$59,316	$60,233

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	5.64%	1.62%	1.93%
Bloomberg U.S. 1-5 Year Government Bond Index	5.44%	1.32%	1.72%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$4,497
Number of Portfolio Holdings	535
Portfolio Turnover Rate	398%
Total Investment Advisory Fees (in thousands)	$521

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Agency Bonds and Notes	16.9%
Asset-Backed/Commercial Mortgage-Backed Securities	23.4%
Conventional Mortgage-Backed Securities	43.3%
Nonconventional Mortgage-Backed Securities	5.5%
U.S. Government Securities	12.0%
Conventional Mortgage-Backed Securities-Liability for Sale Commitments	(1.3%)
Other Assets and Liabilities—NetFootnote Reference	0.2%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR549

Vanguard Short-Term Investment-Grade Fund

Investor Shares (VFSTX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Short-Term Investment-Grade Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$21	0.20%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund outperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  The Fund’s overweight allocation to overall credit risk contributed to its outperformance. An out-of-benchmark allocation to asset-backed securities and selection among investment-grade corporate issuers also added value.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $10,000

Table Summary
	Investor Shares	Bloomberg U.S. 1-5 Year Credit Bond Index	Bloomberg U.S. Aggregate Bond Index
2016	$10,000	$10,000	$10,000
2016	$10,164	$10,166	$10,202
2016	$10,294	$10,287	$10,454
2016	$10,300	$10,288	$10,356
2017	$10,252	$10,242	$10,145
2017	$10,336	$10,344	$10,287
2017	$10,410	$10,435	$10,400
2017	$10,437	$10,463	$10,450
2018	$10,384	$10,396	$10,363
2018	$10,340	$10,355	$10,254
2018	$10,399	$10,418	$10,317
2018	$10,431	$10,452	$10,235
2019	$10,599	$10,663	$10,597
2019	$10,776	$10,845	$10,797
2019	$10,958	$11,039	$11,151
2019	$11,085	$11,209	$11,413
2020	$11,213	$11,352	$11,619
2020	$11,209	$11,382	$11,967
2020	$11,558	$11,713	$12,279
2020	$11,586	$11,740	$12,119
2021	$11,694	$11,832	$12,167
2021	$11,678	$11,815	$11,935
2021	$11,754	$11,883	$12,193
2021	$11,661	$11,790	$12,061
2022	$11,499	$11,634	$11,806
2022	$11,046	$11,192	$10,919
2022	$11,141	$11,294	$11,082
2022	$10,739	$10,889	$10,170
2023	$11,133	$11,281	$10,819
2023	$11,231	$11,382	$10,873
2023	$11,219	$11,368	$10,708
2023	$11,169	$11,320	$10,206
2024	$11,667	$11,820	$11,046
2024	$11,608	$11,757	$10,713
2024	$11,996	$12,134	$11,255
2024	$12,135	$12,276	$11,282
2025	$12,265	$12,403	$11,274
2025	$12,521	$12,671	$11,572
2025	$12,677	$12,809	$11,635
2025	$12,909	$13,048	$11,977
2026	$13,067	$13,205	$12,047

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Investor Shares	6.54%	2.25%	2.71%
Bloomberg U.S. 1-5 Year Credit Bond Index	6.46%	2.22%	2.82%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$54,620
Number of Portfolio Holdings	2,244
Portfolio Turnover Rate	73%
Total Investment Advisory Fees (in thousands)	$10,060

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Communications	5.0%
Consumer Discretionary	5.5%
Consumer Staples	4.8%
Energy	6.1%
Financials	30.6%
Health Care	6.7%
Industrials	5.5%
Materials	1.9%
Real Estate	3.1%
Technology	5.2%
Utilities	6.1%
Other	18.7%
Other Assets and Liabilities—NetFootnote Reference	0.8%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR39

Vanguard Short-Term Investment-Grade Fund

Admiral™ Shares (VFSUX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Short-Term Investment-Grade Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$9	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund outperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  The Fund’s overweight allocation to overall credit risk contributed to its outperformance. An out-of-benchmark allocation to asset-backed securities and selection among investment-grade corporate issuers also added value.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $50,000

Table Summary
	Admiral Shares	Bloomberg U.S. 1-5 Year Credit Bond Index	Bloomberg U.S. Aggregate Bond Index
2016	$50,000	$50,000	$50,000
2016	$50,831	$50,828	$51,012
2016	$51,495	$51,436	$52,270
2016	$51,536	$51,442	$51,781
2017	$51,309	$51,209	$50,726
2017	$51,746	$51,718	$51,434
2017	$52,125	$52,175	$52,001
2017	$52,275	$52,316	$52,248
2018	$52,024	$51,979	$51,816
2018	$51,815	$51,773	$51,270
2018	$52,123	$52,089	$51,585
2018	$52,300	$52,262	$51,175
2019	$53,152	$53,314	$52,983
2019	$54,056	$54,226	$53,983
2019	$54,984	$55,193	$55,753
2019	$55,631	$56,043	$57,065
2020	$56,288	$56,758	$58,093
2020	$56,281	$56,912	$59,835
2020	$58,052	$58,565	$61,396
2020	$58,206	$58,700	$60,596
2021	$58,760	$59,160	$60,835
2021	$58,695	$59,075	$59,676
2021	$59,091	$59,415	$60,965
2021	$58,640	$58,952	$60,306
2022	$57,842	$58,170	$59,030
2022	$55,576	$55,961	$54,596
2022	$56,069	$56,470	$55,408
2022	$54,057	$54,446	$50,848
2023	$56,057	$56,407	$54,095
2023	$56,563	$56,910	$54,363
2023	$56,518	$56,838	$53,542
2023	$56,281	$56,601	$51,029
2024	$58,803	$59,100	$55,230
2024	$58,518	$58,784	$53,565
2024	$60,490	$60,668	$56,273
2024	$61,205	$61,382	$56,411
2025	$61,878	$62,017	$56,372
2025	$63,185	$63,353	$57,861
2025	$63,994	$64,047	$58,176
2025	$65,178	$65,240	$59,886
2026	$65,994	$66,023	$60,233

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	6.65%	2.35%	2.81%
Bloomberg U.S. 1-5 Year Credit Bond Index	6.46%	2.22%	2.82%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$54,620
Number of Portfolio Holdings	2,244
Portfolio Turnover Rate	73%
Total Investment Advisory Fees (in thousands)	$10,060

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Communications	5.0%
Consumer Discretionary	5.5%
Consumer Staples	4.8%
Energy	6.1%
Financials	30.6%
Health Care	6.7%
Industrials	5.5%
Materials	1.9%
Real Estate	3.1%
Technology	5.2%
Utilities	6.1%
Other	18.7%
Other Assets and Liabilities—NetFootnote Reference	0.8%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the expense ratio for the Admiral Share class was reduced.

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR539

Vanguard Short-Term Investment-Grade Fund

Institutional Shares (VFSIX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Short-Term Investment-Grade Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$7	0.07%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund outperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  The Fund’s overweight allocation to overall credit risk contributed to its outperformance. An out-of-benchmark allocation to asset-backed securities and selection among investment-grade corporate issuers also added value.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $5,000,000

Table Summary
	Institutional Shares	Bloomberg U.S. 1-5 Year Credit Bond Index	Bloomberg U.S. Aggregate Bond Index
2016	$5,000,000	$5,000,000	$5,000,000
2016	$5,083,492	$5,082,804	$5,101,175
2016	$5,150,246	$5,143,620	$5,227,003
2016	$5,154,541	$5,144,184	$5,178,055
2017	$5,132,437	$5,120,946	$5,072,639
2017	$5,176,493	$5,171,805	$5,143,442
2017	$5,214,873	$5,217,479	$5,200,097
2017	$5,230,258	$5,231,620	$5,224,776
2018	$5,205,506	$5,197,864	$5,181,646
2018	$5,184,937	$5,177,300	$5,127,024
2018	$5,216,222	$5,208,906	$5,158,490
2018	$5,234,353	$5,226,237	$5,117,488
2019	$5,319,999	$5,331,385	$5,298,287
2019	$5,410,891	$5,422,573	$5,398,277
2019	$5,504,134	$5,519,255	$5,575,337
2019	$5,569,364	$5,604,329	$5,706,477
2020	$5,635,493	$5,675,773	$5,809,283
2020	$5,635,291	$5,691,180	$5,983,546
2020	$5,813,000	$5,856,514	$6,139,630
2020	$5,828,828	$5,869,971	$6,059,555
2021	$5,884,841	$5,915,970	$6,083,511
2021	$5,878,708	$5,907,543	$5,967,570
2021	$5,918,778	$5,941,456	$6,096,545
2021	$5,874,045	$5,895,173	$6,030,591
2022	$5,794,620	$5,817,014	$5,902,981
2022	$5,567,945	$5,596,124	$5,459,607
2022	$5,617,805	$5,646,958	$5,540,763
2022	$5,416,592	$5,444,574	$5,084,843
2023	$5,617,488	$5,640,680	$5,409,513
2023	$5,668,586	$5,690,976	$5,436,259
2023	$5,664,524	$5,683,792	$5,354,152
2023	$5,641,107	$5,660,132	$5,102,943
2024	$5,894,401	$5,910,047	$5,523,009
2024	$5,866,259	$5,878,350	$5,356,455
2024	$6,064,427	$6,066,814	$5,627,272
2024	$6,136,492	$6,138,214	$5,641,113
2025	$6,204,481	$6,201,688	$5,637,207
2025	$6,335,805	$6,335,337	$5,786,054
2025	$6,417,240	$6,404,698	$5,817,572
2025	$6,536,370	$6,523,956	$5,988,556
2026	$6,618,519	$6,602,314	$6,023,279

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Institutional Shares	6.67%	2.38%	2.84%
Bloomberg U.S. 1-5 Year Credit Bond Index	6.46%	2.22%	2.82%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$54,620
Number of Portfolio Holdings	2,244
Portfolio Turnover Rate	73%
Total Investment Advisory Fees (in thousands)	$10,060

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Communications	5.0%
Consumer Discretionary	5.5%
Consumer Staples	4.8%
Energy	6.1%
Financials	30.6%
Health Care	6.7%
Industrials	5.5%
Materials	1.9%
Real Estate	3.1%
Technology	5.2%
Utilities	6.1%
Other	18.7%
Other Assets and Liabilities—NetFootnote Reference	0.8%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Institutional Investor Services • 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR858

Vanguard Ultra-Short-Term Bond Fund

Investor Shares (VUBFX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Ultra-Short-Term Bond Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$20	0.20%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund outperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  U.S. Treasury yields ended the period lower for all but the longest-dated maturities. The yield on the 2-Year U.S. Treasury bill fell 0.67 percentage points to end the period at 3.52%. The yield on the bellwether 10-Year U.S. Treasury note declined a more modest 0.30 percentage points to finish at 4.24%.

  The Fund’s outperformance was driven by its credit exposure as spreads tightened over the period.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $10,000

Table Summary
	Investor Shares	Bloomberg U.S. Treasury Bellwethers: 1 Year Index	Bloomberg U.S. Aggregate Bond Index
2016	$10,000	$10,000	$10,000
2016	$10,032	$10,016	$10,202
2016	$10,070	$10,045	$10,454
2016	$10,093	$10,056	$10,356
2017	$10,113	$10,071	$10,145
2017	$10,140	$10,077	$10,287
2017	$10,182	$10,100	$10,400
2017	$10,215	$10,120	$10,450
2018	$10,231	$10,135	$10,363
2018	$10,258	$10,165	$10,254
2018	$10,313	$10,215	$10,317
2018	$10,373	$10,265	$10,235
2019	$10,470	$10,349	$10,597
2019	$10,561	$10,429	$10,797
2019	$10,653	$10,514	$11,151
2019	$10,741	$10,604	$11,413
2020	$10,806	$10,650	$11,619
2020	$10,802	$10,799	$11,967
2020	$10,941	$10,808	$12,279
2020	$10,969	$10,813	$12,119
2021	$11,002	$10,823	$12,167
2021	$11,011	$10,829	$11,935
2021	$11,023	$10,831	$12,193
2021	$11,012	$10,830	$12,061
2022	$10,958	$10,791	$11,806
2022	$10,863	$10,745	$10,919
2022	$10,890	$10,746	$11,082
2022	$10,849	$10,720	$10,170
2023	$11,012	$10,859	$10,819
2023	$11,127	$10,975	$10,873
2023	$11,230	$11,056	$10,708
2023	$11,346	$11,198	$10,206
2024	$11,591	$11,411	$11,046
2024	$11,694	$11,487	$10,713
2024	$11,903	$11,673	$11,255
2024	$12,075	$11,839	$11,282
2025	$12,235	$11,982	$11,274
2025	$12,382	$12,121	$11,572
2025	$12,515	$12,208	$11,635
2025	$12,682	$12,360	$11,977
2026	$12,840	$12,487	$12,047

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Investor Shares	4.94%	3.14%	2.53%
Bloomberg U.S. Treasury Bellwethers: 1 Year Index	4.22%	2.90%	2.25%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$15,582
Number of Portfolio Holdings	954
Portfolio Turnover Rate	82%
Total Investment Advisory Fees (in thousands)	$2,768

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Asset-Backed/Commercial Mortgage-Backed Securities	30.1%
Corporate Bonds	57.2%
Sovereign Bonds	2.6%
U.S. Government and Agency Obligations	1.4%
Other Assets and Liabilities—NetFootnote Reference	8.7%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR1492

Vanguard Ultra-Short-Term Bond Fund

Admiral™ Shares (VUSFX)

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard Ultra-Short-Term Bond Fund (the "Fund") for the period of February 1, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$9	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended January 31, 2026, the Fund outperformed its benchmark.

  The first part of the period was marked by volatility in the financial markets amid fears that U.S. tariff announcements might spark trade wars and drag down global growth. Despite these concerns, markets posted solid gains for the 12 months, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The European Central Bank and the Federal Reserve each cut interest rates three times, while the Bank of England lowered rates four times.

  U.S. Treasury yields ended the period lower for all but the longest-dated maturities. The yield on the 2-Year U.S. Treasury bill fell 0.67 percentage points to end the period at 3.52%. The yield on the bellwether 10-Year U.S. Treasury note declined a more modest 0.30 percentage points to finish at 4.24%.

  The Fund’s outperformance was driven by its credit exposure as spreads tightened over the period.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2016, Through January 31, 2026

Initial Investment of $50,000

Table Summary
	Admiral Shares	Bloomberg U.S. Treasury Bellwethers: 1 Year Index	Bloomberg U.S. Aggregate Bond Index
2016	$50,000	$50,000	$50,000
2016	$50,195	$50,080	$51,012
2016	$50,401	$50,227	$52,270
2016	$50,532	$50,278	$51,781
2017	$50,611	$50,357	$50,726
2017	$50,783	$50,384	$51,434
2017	$51,004	$50,499	$52,001
2017	$51,185	$50,599	$52,248
2018	$51,248	$50,676	$51,816
2018	$51,394	$50,827	$51,270
2018	$51,709	$51,075	$51,585
2018	$52,022	$51,323	$51,175
2019	$52,499	$51,744	$52,983
2019	$52,996	$52,146	$53,983
2019	$53,468	$52,572	$55,753
2019	$53,894	$53,021	$57,065
2020	$54,236	$53,248	$58,093
2020	$54,229	$53,997	$59,835
2020	$54,940	$54,042	$61,396
2020	$55,093	$54,065	$60,596
2021	$55,244	$54,113	$60,835
2021	$55,329	$54,146	$59,676
2021	$55,406	$54,156	$60,965
2021	$55,362	$54,148	$60,306
2022	$55,134	$53,955	$59,030
2022	$54,642	$53,726	$54,596
2022	$54,818	$53,729	$55,408
2022	$54,599	$53,602	$50,848
2023	$55,434	$54,295	$54,095
2023	$56,029	$54,874	$54,363
2023	$56,559	$55,280	$53,542
2023	$57,189	$55,989	$51,029
2024	$58,436	$57,054	$55,230
2024	$58,939	$57,437	$53,565
2024	$60,038	$58,367	$56,273
2024	$60,923	$59,195	$56,411
2025	$61,684	$59,909	$56,372
2025	$62,442	$60,604	$57,861
2025	$63,161	$61,039	$58,176
2025	$64,055	$61,800	$59,886
2026	$64,830	$62,436	$60,233

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	5.10%	3.25%	2.63%
Bloomberg U.S. Treasury Bellwethers: 1 Year Index	4.22%	2.90%	2.25%
Bloomberg U.S. Aggregate Bond Index	6.85%	-0.20%	1.88%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$15,582
Number of Portfolio Holdings	954
Portfolio Turnover Rate	82%
Total Investment Advisory Fees (in thousands)	$2,768

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Asset-Backed/Commercial Mortgage-Backed Securities	30.1%
Corporate Bonds	57.2%
Sovereign Bonds	2.6%
U.S. Government and Agency Obligations	1.4%
Other Assets and Liabilities—NetFootnote Reference	8.7%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the expense ratio for the Admiral Share class was reduced.

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since January 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR592

Vanguard High-Yield Active ETF

ETF Shares (VGHY) Cboe BZX Exchange, Inc.

Annual Shareholder Report | January 31, 2026

This annual shareholder report contains important information about Vanguard High-Yield Active ETF (the "Fund") for the period of September 16, 2025, to January 31, 2026. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last period?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$8Footnote Reference1	0.22%Footnote Reference2
Footnote	Description
Footnote[1]	Costs would be higher for a full year.
Footnote[2]	Annualized.

How did the Fund perform during the reporting period?

  From its inception on September 16, 2025, through January 31, 2026, the Fund outperformed its benchmark.

  From September 2025 through January 2026, global financial markets rose, buoyed by optimism surrounding artificial intelligence, robust corporate earnings, and a more dovish monetary policy. The Federal Reserve lowered rates three times during the period, while the Bank of England cut rates twice.

  This actively managed fund invests in a diversified portfolio of below-investment-grade bonds, sometimes referred to as “junk bonds.” It seeks to outperform the broad high-yield market through security selection, sector allocation, and other active portfolio management decisions.

How did the Fund perform since inception?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 16, 2025, Through January 31, 2026

Initial Investment of $10,000

Table Summary
	ETF Shares Net Asset Value	Bloomberg U.S. High Yield 2% Issuer Capped Total Return Index	Bloomberg U.S. Aggregate Bond Index
2025	$10,000	$10,000	$10,000
2026	$10,218	$10,185	$10,069

Average Annual Total Returns

Table Summary
Since Inception 9/16/25
ETF Shares Net Asset Value	2.18%
Bloomberg U.S. High Yield 2% Issuer Capped Total Return Index	1.85%
Bloomberg U.S. Aggregate Bond Index	0.69%

Fund Statistics (as of January 31, 2026)

Table Summary
Fund Net Assets (in millions)	$191
Number of Portfolio Holdings	429
Portfolio Turnover Rate	20%
Total Investment Advisory Fees (in thousands)	$6

Portfolio Composition % of Net Assets  (as of January 31, 2026)

Table Summary
Communications	12.3%
Consumer Discretionary	14.3%
Consumer Staples	5.7%
Energy	11.0%
Financials	9.7%
Health Care	6.3%
Industrials	7.4%
Materials	11.7%
Real Estate	3.0%
Technology	3.7%
Utilities	3.6%
Other	11.1%
Other Assets and Liabilities—NetFootnote Reference	0.2%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

Effective January 12, 2026, The Vanguard Group, Inc. exercises portfolio management responsibilities for the fund through its wholly-owned subsidiary, Vanguard Capital Management, LLC.

This is a summary of certain changes to the Fund since September 16, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by May 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

ARV052

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit and Risk Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge.

Item 4: Principal Accountant Fees and Services.

Includes fees billed in connection with services to the Registrant only.

	Fiscal Year Ended January 31, 2026	Fiscal Year Ended January 31, 2025
(a) Audit Fees.	$480,000	$452,000
(b) Audit-Related Fees.	0	0
(c) Tax Fees.	0	0
(d) All Other Fees.	0	0
Total.	$480,000	$452,000

(e)            (1) Pre-Approval Policies. The audit committee is responsible for pre-approving all audit and non-audit services provided by PwC to: (i) the Vanguard funds; and (ii) Vanguard, or any entity controlled by Vanguard that provides ongoing services to the Vanguard funds. All services provided to Vanguard entities by the independent auditor, whether or not they are subject to preapproval, must be disclosed to the audit committee. The audit committee chair may preapprove any permissible audit and non-audit services as long as any preapproval is brought to the attention of the full audit committee at the next scheduled meeting.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)             For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

	Fiscal Year Ended January 31, 2026	Fiscal Year Ended January 31, 2025
Non-audit fees to the Registrant only, listed as (b) through (d) above.	$0	$0

Non-audit Fees to other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.
Audit-Related Fees.	$3,960,022	$3,664,500
Tax Fees.	$1,772,928	$1,898,992
All Other Fees.	$25,000	$25,000
Total.	$5,757,950	$5,588,492

(h)           For the most recent fiscal year, the Audit and Risk Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge.

Item 6: Investments.

Not applicable. The complete schedule of investments is included in the financial statements filed under Item 7 of this Form.

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements
For the year ended January 31, 2026
Vanguard Intermediate-Term Treasury Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	16
Tax information	17

Intermediate-Term Treasury Fund
Financial Statements
Schedule of Investments
As of January 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (96.5%)
U.S. Government Securities (81.6%)
	United States Treasury Note/Bond	1.875%	2/28/2029	60,150	57,119
	United States Treasury Note/Bond	2.375%	3/31/2029	151,550	145,891
	United States Treasury Note/Bond	4.125%	3/31/2029	55,500	56,311
	United States Treasury Note/Bond	4.625%	4/30/2029	42,000	43,257
	United States Treasury Note/Bond	3.250%	6/30/2029	107,900	106,501
	United States Treasury Note/Bond	4.250%	6/30/2029	128,600	131,011
	United States Treasury Note/Bond	3.625%	8/31/2029	60,000	59,887
	United States Treasury Note/Bond	3.875%	9/30/2029	500	503
	United States Treasury Note/Bond	4.125%	10/31/2029	55,000	55,808
	United States Treasury Note/Bond	3.875%	11/30/2029	37,100	37,320
	United States Treasury Note/Bond	4.125%	11/30/2029	99,000	100,462
	United States Treasury Note/Bond	3.875%	12/31/2029	400	402
	United States Treasury Note/Bond	4.375%	12/31/2029	31,200	31,948
	United States Treasury Note/Bond	4.250%	1/31/2030	130,000	132,549
	United States Treasury Note/Bond	4.000%	2/28/2030	20,000	20,205
	United States Treasury Note/Bond	3.625%	3/31/2030	42,000	41,816
	United States Treasury Note/Bond	4.000%	3/31/2030	114,000	115,140
	United States Treasury Note/Bond	3.500%	4/30/2030	81,200	80,439
	United States Treasury Note/Bond	3.875%	4/30/2030	75,000	75,387
	United States Treasury Note/Bond	3.750%	5/31/2030	120,000	120,000
	United States Treasury Note/Bond	3.875%	6/30/2030	64,592	64,895
	United States Treasury Note/Bond	4.000%	7/31/2030	1,581	1,597
	United States Treasury Note/Bond	4.125%	8/31/2030	90,000	91,294
	United States Treasury Note/Bond	3.625%	9/30/2030	100,000	99,328
	United States Treasury Note/Bond	4.625%	9/30/2030	80,000	82,850
	United States Treasury Note/Bond	3.625%	10/31/2030	27,000	26,808
	United States Treasury Note/Bond	4.000%	1/31/2031	68,700	69,272
	United States Treasury Note/Bond	4.250%	2/28/2031	126,000	128,461
	United States Treasury Note/Bond	4.125%	3/31/2031	70,800	71,757
	United States Treasury Note/Bond	4.625%	4/30/2031	140,700	145,888
	United States Treasury Note/Bond	1.625%	5/15/2031	60,000	53,658
	United States Treasury Note/Bond	4.625%	5/31/2031	136,950	142,000
	United States Treasury Note/Bond	4.250%	6/30/2031	140,000	142,609
	United States Treasury Note/Bond	4.125%	7/31/2031	171,500	173,657
	United States Treasury Note/Bond	1.250%	8/15/2031	42,600	37,049
	United States Treasury Note/Bond	3.750%	8/31/2031	59,800	59,389
	United States Treasury Note/Bond	3.625%	9/30/2031	49,588	48,913
	United States Treasury Note/Bond	4.125%	10/31/2031	15,000	15,169
	United States Treasury Note/Bond	1.375%	11/15/2031	208,500	181,232
	United States Treasury Note/Bond	4.125%	11/30/2031	75,400	76,236
	United States Treasury Note/Bond	4.500%	12/31/2031	37,000	38,122
	United States Treasury Note/Bond	4.375%	1/31/2032	89,600	91,721
	United States Treasury Note/Bond	1.875%	2/15/2032	196,400	174,673
	United States Treasury Note/Bond	4.125%	2/29/2032	29,000	29,292
	United States Treasury Note/Bond	4.125%	3/31/2032	115,520	116,612
	United States Treasury Note/Bond	4.000%	4/30/2032	99,000	99,232
	United States Treasury Note/Bond	2.875%	5/15/2032	137,100	128,799
	United States Treasury Note/Bond	4.000%	6/30/2032	27,000	27,041
	United States Treasury Note/Bond	4.000%	7/31/2032	29,000	29,032
	United States Treasury Note/Bond	2.750%	8/15/2032	121,900	113,234
	United States Treasury Note/Bond	3.875%	9/30/2032	35,000	34,737
	United States Treasury Note/Bond	3.750%	10/31/2032	56,000	55,129
	United States Treasury Note/Bond	4.125%	11/15/2032	60,300	60,691
	United States Treasury Note/Bond	3.500%	2/15/2033	51,750	50,052
	United States Treasury Note/Bond	3.375%	5/15/2033	141,000	134,930
[1]	United States Treasury Note/Bond	3.875%	8/15/2033	196,700	194,103
	United States Treasury Note/Bond	4.500%	11/15/2033	98,400	101,014
[2,3]	United States Treasury Note/Bond	4.000%	2/15/2034	194,050	192,443
	United States Treasury Note/Bond	4.375%	5/15/2034	174,600	177,417
	United States Treasury Note/Bond	3.875%	8/15/2034	181,500	177,721
1

Intermediate-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	4.250%	11/15/2034	169,300	170,080
	United States Treasury Note/Bond	4.625%	2/15/2035	157,700	162,671
	United States Treasury Note/Bond	4.250%	5/15/2035	127,000	127,263
	United States Treasury Note/Bond	4.250%	8/15/2035	142,000	142,122
	United States Treasury Note/Bond	4.000%	11/15/2035	45,000	44,074
					5,796,223
Agency Bonds and Notes (5.0%)
[4]	Fannie Mae Principal Strip	0.000%	5/15/2030	56,411	47,753
[4]	Fannie Mae Principal Strip	0.000%	11/15/2030	6,000	4,970
	Federal Home Loan Banks	2.250%	3/4/2036	33,640	27,372
[4]	Federal Home Loan Mortgage Corp.	1.500%	7/27/2032	18,340	15,591
[4]	Freddie Mac Principal Strips	0.000%	3/15/2031	18,703	15,266
	Resolution Funding Corp. Principal Strip	0.000%	1/15/2030	98,500	84,348
	Resolution Funding Corp. Principal Strip	0.000%	4/15/2030	192,107	162,847
					358,147
Conventional Mortgage-Backed Securities (6.3%)
[4,5]	Fannie Mae Pool	1.290%	2/1/2031	1,415	1,245
[4,5]	Fannie Mae Pool	1.340%	9/1/2032	993	836
[4,5,6]	Fannie Mae Pool	1.384%	12/1/2030	8,368	7,421
[4,5]	Fannie Mae Pool	1.520%	9/1/2031	2,800	2,450
[4,5]	Fannie Mae Pool	1.570%	10/1/2031	2,900	2,522
[4,5]	Fannie Mae Pool	1.620%	10/1/2031	1,800	1,578
[4,5]	Fannie Mae Pool	1.910%	10/1/2031	562	503
[4,5]	Fannie Mae Pool	1.930%	1/1/2032–2/1/2032	1,971	1,737
[4,5]	Fannie Mae Pool	2.000%	5/1/2031	3,200	2,895
[4,5]	Fannie Mae Pool	2.140%	10/1/2029	4,955	4,671
[4,5]	Fannie Mae Pool	2.170%	2/1/2032	4,886	4,413
[4,5]	Fannie Mae Pool	2.370%	12/1/2029	2,500	2,358
[4,5]	Fannie Mae Pool	2.550%	12/1/2029	1,469	1,393
[4,5]	Fannie Mae Pool	2.580%	4/1/2032	2,100	1,915
[4,5]	Fannie Mae Pool	2.610%	4/1/2032	1,500	1,371
[4,5]	Fannie Mae Pool	2.640%	9/1/2032	1,000	909
[4,5]	Fannie Mae Pool	2.870%	4/1/2035	1,608	1,518
[4,5]	Fannie Mae Pool	3.320%	7/1/2029	1,300	1,273
[4,5]	Fannie Mae Pool	3.460%	1/1/2043	588	536
[4,5]	Fannie Mae Pool	3.480%	3/1/2037	3,193	2,953
[4,5]	Fannie Mae Pool	3.650%	7/1/2033–8/1/2033	4,649	4,462
[4,5]	Fannie Mae Pool	3.820%	1/1/2033	6,540	6,370
[4,5]	Fannie Mae Pool	4.040%	8/1/2030	2,369	2,356
[4,5]	Fannie Mae Pool	4.060%	12/1/2030	6,595	6,577
[4,5]	Fannie Mae Pool	4.150%	8/1/2030	6,650	6,671
[4,5]	Fannie Mae Pool	4.180%	8/1/2030	7,810	7,843
[4,5]	Fannie Mae Pool	4.190%	5/1/2030	6,210	6,242
[4,5]	Fannie Mae Pool	4.210%	12/1/2030	9,200	9,244
[4,5]	Fannie Mae Pool	4.220%	9/1/2030	19,530	19,643
[4,5]	Fannie Mae Pool	4.255%	8/1/2030	11,220	11,303
[4,5]	Fannie Mae Pool	4.260%	9/1/2030	5,410	5,450
[4,5]	Fannie Mae Pool	4.280%	11/1/2030	3,400	3,424
[4,5]	Fannie Mae Pool	4.290%	4/1/2030–9/1/2030	33,672	33,948
[4,5]	Fannie Mae Pool	4.305%	9/1/2030	5,730	5,772
[4,5]	Fannie Mae Pool	4.310%	8/1/2030	21,000	21,203
[4,5]	Fannie Mae Pool	4.340%	9/1/2030	6,150	6,209
[4,5]	Fannie Mae Pool	4.360%	1/1/2030	19,429	19,678
[4,5]	Fannie Mae Pool	4.390%	5/1/2030	1,100	1,112
[4,5]	Fannie Mae Pool	4.420%	7/1/2030	8,625	8,748
[4,5]	Fannie Mae Pool	4.480%	12/1/2029	12,870	13,048
[4,5]	Fannie Mae Pool	4.490%	12/1/2029	3,764	3,829
[4,5]	Fannie Mae Pool	4.530%	1/1/2030	4,600	4,676
[4,5]	Fannie Mae Pool	4.600%	11/1/2029	2,200	2,245
[4,5,6]	Fannie Mae Pool	4.638%	11/1/2055	4,815	4,843
[4,5]	Fannie Mae Pool	4.660%	10/1/2030	9,945	10,155
[4,5]	Fannie Mae Pool	4.700%	1/1/2030	5,721	5,851
[4,5]	Fannie Mae Pool	4.710%	2/1/2030	4,800	4,912
[4,5,6]	Fannie Mae Pool	4.718%	1/1/2056	4,561	4,613
[4,5]	Fannie Mae Pool	4.720%	8/1/2030	19,750	20,236
[4,5,6]	Fannie Mae Pool	5.000%	12/1/2055	27,271	27,671
[4,5,6]	Fannie Mae Pool	5.055%	12/1/2055	10,279	10,435
[4,5,6]	Fannie Mae Pool	5.144%	6/1/2053	2,694	2,750
[4,5,6]	Freddie Mac Non Gold Pool	4.644%	1/1/2056	3,190	3,201
2

Intermediate-Term Treasury Fund
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]		Freddie Mac Pool	1.590%	7/1/2031	2,825	2,496
[4,5]		Freddie Mac Pool	3.900%	8/1/2030	29,750	29,527
[4,5]		Freddie Mac Pool	4.000%	4/1/2030–8/1/2030	23,625	23,573
[4,5]		Freddie Mac Pool	4.150%	2/1/2030	11,600	11,635
[5,6]		Ginnie Mae II Pool	4.500%	1/20/2056	22,740	22,858
[5,6]		Ginnie Mae II Pool	5.000%	11/20/2055	10,127	10,284
						449,590
Nonconventional Mortgage-Backed Securities (3.6%)
[4,5]		Fannie Mae REMICS	1.250%	11/25/2051	7,434	6,371
[4,5]		Fannie Mae REMICS	1.500%	1/25/2051	3,066	2,463
[4,5]		Fannie Mae REMICS	1.750%	9/25/2049	25,700	22,191
[4,5]		Fannie Mae REMICS	2.000%	3/25/2050–2/25/2052	6,999	6,329
[4,5]		Fannie Mae REMICS	2.500%	12/25/2044–11/25/2049	19,293	17,347
[4,5]		Fannie Mae REMICS	3.000%	12/25/2044–10/25/2049	708	639
[4,5]		Fannie Mae REMICS	4.500%	1/25/2042	11,937	12,053
[4,5]		Freddie Mac REMICS	0.750%	10/25/2044–1/25/2051	13,631	10,675
[4,5]		Freddie Mac REMICS	1.000%	12/15/2044–10/25/2051	32,722	26,760
[4,5]		Freddie Mac REMICS	1.250%	10/25/2050	744	599
[4,5]		Freddie Mac REMICS	1.500%	9/25/2050–9/25/2051	18,670	15,761
[4,5]		Freddie Mac REMICS	1.750%	5/25/2051	4,737	3,939
[4,5]		Freddie Mac REMICS	2.000%	7/25/2050–5/25/2051	15,316	13,551
[4,5]		Freddie Mac REMICS	2.250%	8/25/2049	16,669	14,892
[4,5]		Freddie Mac REMICS	2.500%	2/15/2043–12/25/2048	11,468	10,468
[4,5]		Freddie Mac REMICS	3.000%	1/25/2051	17,118	15,426
[4,5,6]		Freddie Mac REMICS	3.500%	1/25/2051–2/25/2052	15,714	15,005
[4,5]		Freddie Mac REMICS	4.500%	10/15/2041	3,475	3,447
[5]		Ginnie Mae REMICS	1.250%	4/20/2051	2,264	1,810
[5]		Ginnie Mae REMICS	1.500%	4/20/2051	425	343
[5,6]		Ginnie Mae REMICS	2.500%	11/20/2049–5/20/2051	22,295	19,664
[5,6]		Ginnie Mae REMICS	3.000%	12/20/2051	620	534
[5]		Ginnie Mae REMICS	3.500%	8/16/2045–5/20/2048	21,352	20,435
[5]		Ginnie Mae REMICS	4.000%	8/20/2041	12,200	11,765
						252,467
Total U.S. Government and Agency Obligations (Cost $6,802,370)						6,856,427
Asset-Backed/Commercial Mortgage-Backed Securities (1.3%)
[4,5,6]		Fannie Mae-Aces Class 2A2 Series 2025-M1	4.800%	1/25/2032	3,309	3,399
[4,5,6]		Fannie Mae-Aces Class A2 Series 2025-M5	1.784%	11/25/2031	19,200	16,969
[4,5]		Federal National Mortgage Association-ACES Class Commercial MBS Series FNA 2022-M2 A2	2.399%	11/25/2031	8,500	7,756
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K117	1.406%	8/25/2030	12,000	10,717
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K118	1.493%	9/25/2030	8,900	7,964
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K125	1.846%	1/25/2031	7,000	6,312
[4,5,6]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K549	4.340%	9/25/2030	29,668	29,993
[4,5,6]		Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series	3.117%	10/25/2031	5,000	4,739
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $87,932)						87,849
					Shares
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[7]		Vanguard Market Liquidity Fund (Cost $44,469)	3.704%		444,698	44,470
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
	2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.270% Annually	WFB	7/16/2026	3.270%	74,570	228
	10-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.350% Annually	NGFP	10/16/2030	3.350%	38,400	650
	30-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.950% Annually	BANA	3/9/2026	3.950%	6,150	14
	30-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.690% Annually	WFB	7/16/2026	3.690%	8,350	52
						944
3

Intermediate-Term Treasury Fund
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
Put Swaptions
2-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.600% Annually	JPMC	1/20/2028	3.600%	40,400	295
2-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.500% Annually	WFB	1/21/2027	3.500%	38,300	149
5-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.690% Annually	BNPSW	4/8/2026	3.690%	59,850	138
					582
Total Options Purchased (Cost $2,298)					1,526
Total Investments (98.4%) (Cost $6,937,069)					6,990,272
Other Assets and Liabilities—Net (1.6%)					114,989
Net Assets (100%)					7,105,261
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $259 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $7,323 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $9,832 have been segregated as initial margin for open futures contracts.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
BANA—Bank of America, N.A.
BNPSW—BNP Paribas.
JPMC—JPMorgan Chase Bank, N.A.
NGFP—Nomura Global Financial Products Inc.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
WFB—Wells Fargo Bank N.A.

Derivative Financial Instruments Outstanding as of Period End

Options Written

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Call Swaptions
2-Year Interest Rate Swap, Receives SOFR Annually, Pays 2.870% Annually	WFB	7/16/2026	2.870%	74,570	(78)
10-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.608% Annually	NGFP	10/16/2035	3.608%	32,300	(803)
30-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.750% Annually	BANA	3/9/2026	3.750%	12,300	(7)
30-Year Interest Rate Swap, Receives SOFR Annually, Pays 4.090% Annually	WFB	7/16/2026	4.090%	8,350	(182)
					(1,070)

Put Swaptions
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.750% Annually	WFB	1/21/2027	3.750%	76,600	(173)
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.850% Annually	JPMC	1/20/2028	3.850%	40,400	(218)
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 4.100% Annually	JPMC	1/20/2028	4.100%	40,400	(160)
5-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.460% Annually	BNPSW	4/8/2026	3.460%	29,930	(213)
					(764)
Total Options Written (Premiums Received $2,871)					(1,834)
BANA—Bank of America, N.A.
BNPSW—BNP Paribas.
JPMC—JPMorgan Chase Bank, N.A.
NGFP—Nomura Global Financial Products Inc.
SOFR—Secured Overnight Financing Rate.
WFB—Wells Fargo Bank N.A.

4

Intermediate-Term Treasury Fund
Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2026	59	12,301	(3)
5-Year U.S. Treasury Note	March 2026	1,363	148,471	(36)
10-Year U.S. Treasury Note	March 2026	3,337	373,170	(3,349)
Ultra 10-Year U.S. Treasury Note	March 2026	751	85,731	(36)
				(3,424)

Short Futures Contracts
Long U.S. Treasury Bond	March 2026	(305)	(35,113)	429
Ultra Long U.S. Treasury Bond	March 2026	(7)	(822)	9
				438
				(2,986)

Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
12/15/2027	4/3/2026[1]	230,000	0.000[2]	(3.128)[3]	769	769
12/15/2027	4/3/2026[1]	42,000	0.000[2]	(3.230)[3]	70	70
5/31/2030	4/3/2026[1]	46,000	0.000[2]	(3.282)[3]	339	339
5/31/2030	4/3/2026[1]	46,000	0.000[2]	(3.428)[3]	82	82
5/31/2030	4/3/2026[1]	19,000	0.000[2]	(3.389)[3]	62	62
1/5/2033	1/5/2028[1]	10,630	3.709[3]	(0.000)[2]	(44)	(44)
10/24/2035	N/A	14,707	0.000[4]	(2.480)[5]	14	14
10/24/2035	N/A	3,270	0.000[4]	(2.472)[5]	6	6
10/24/2035	N/A	3,270	0.000[4]	(2.492)[5]	—	—
10/24/2035	N/A	3,270	0.000[4]	(2.479)[5]	4	4
10/27/2035	N/A	8,193	0.000[4]	(2.505)[5]	(10)	(10)
10/27/2035	N/A	3,277	0.000[4]	(2.502)[5]	(3)	(3)
10/30/2035	N/A	4,900	0.000[4]	(2.475)[5]	6	6
12/1/2035	N/A	21,000	0.000[4]	(2.409)[5]	131	131
10/18/2040	10/18/2030[1]	15,400	0.000[2]	(4.100)[3]	380	380
1/22/2041	1/22/2031[1]	2,710	4.517[3]	(0.000)[2]	5	5
10/18/2045	10/18/2035[1]	17,100	4.358[3]	(0.000)[2]	(367)	(367)
1/22/2046	1/22/2036[1]	3,340	0.000[2]	(4.781)[3]	(4)	(4)
1/7/2058	1/5/2028[1]	2,860	0.000[2]	(4.239)[3]	28	28
					1,468	1,468
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/(paid) annually.
3 Interest payment received/(paid) annually.
4 Zero-coupon. Based on the return of US Consumer Price Index for All Urban Consumers (USCPIU). Interest payment received/(paid) at maturity.
5 Interest payment received/(paid) at maturity.

See accompanying Notes, which are an integral part of the Financial Statements.
5

Intermediate-Term Treasury Fund
Statement of Assets and Liabilities
As of January 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,892,600)	6,945,802
Affiliated Issuers (Cost $44,469)	44,470
Total Investments in Securities	6,990,272
Investment in Vanguard	168
Cash	6,300
Receivables for Investment Securities Sold	344,306
Receivables for Accrued Income	72,850
Receivables for Capital Shares Issued	3,833
Other Assets	67
Total Assets	7,417,796
Liabilities
Payables for Investment Securities Purchased	301,442
Payables for Capital Shares Redeemed	5,564
Payables for Distributions	3,061
Payables to Vanguard	356
Options Written, at Value (Premiums Received $2,871)	1,834
Variation Margin Payable—Futures Contracts	109
Variation Margin Payable—Centrally Cleared Swap Contracts	169
Total Liabilities	312,535
Net Assets	7,105,261
At January 31, 2026, net assets consisted of:

Paid-in Capital	7,890,658
Total Distributable Earnings (Loss)	(785,397)
Net Assets	7,105,261

Investor Shares—Net Assets
Applicable to 56,154,246 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	562,414
Net Asset Value Per Share—Investor Shares	$10.02

Admiral™ Shares—Net Assets
Applicable to 653,268,633 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,542,847
Net Asset Value Per Share—Admiral Shares	$10.02

See accompanying Notes, which are an integral part of the Financial Statements.
6

Intermediate-Term Treasury Fund
Statement of Operations

Year Ended January 31, 2026
($000)
Investment Income
Income
Interest[1]	288,891
Total Income	288,891
Expenses
The Vanguard Group—Note C
Investment Advisory Services	829
Management and Administrative—Investor Shares	1,033
Management and Administrative—Admiral Shares	5,095
Marketing and Distribution—Investor Shares	38
Marketing and Distribution—Admiral Shares	364
Custodian Fees	38
Auditing Fees	38
Shareholders’ Reports and Proxy Fees—Investor Shares	18
Shareholders’ Reports and Proxy Fees—Admiral Shares	100
Trustees’ Fees and Expenses	4
Other Expenses	17
Total Expenses	7,574
Net Investment Income	281,317
Realized Net Gain (Loss)
Investment Securities Sold[1]	41,357
Futures Contracts	1,971
Options Purchased	(531)
Options Written	19
Swap Contracts	(1,030)
Realized Net Gain (Loss)	41,786
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	142,808
Futures Contracts	(2,953)
Options Purchased	(772)
Options Written	1,037
Swap Contracts	2,036
Change in Unrealized Appreciation (Depreciation)	142,156
Net Increase (Decrease) in Net Assets Resulting from Operations	465,259
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,066, $3, and $1, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
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Intermediate-Term Treasury Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	281,317	262,369
Realized Net Gain (Loss)	41,786	(73,644)
Change in Unrealized Appreciation (Depreciation)	142,156	(74,605)
Net Increase (Decrease) in Net Assets Resulting from Operations	465,259	114,120
Distributions
Investor Shares	(22,994)	(25,243)
Admiral Shares	(258,366)	(237,463)
Total Distributions	(281,360)	(262,706)
Capital Share Transactions
Investor Shares	(111,952)	87,092
Admiral Shares	253,810	929,770
Net Increase (Decrease) from Capital Share Transactions	141,858	1,016,862
Total Increase (Decrease)	325,757	868,276
Net Assets
Beginning of Period	6,779,504	5,911,228
End of Period	7,105,261	6,779,504

See accompanying Notes, which are an integral part of the Financial Statements.
8

Intermediate-Term Treasury Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$9.75	$9.98	$10.16	$11.12	$11.65
Investment Operations
Net Investment Income[1]	.392	.396	.354	.208	.107
Net Realized and Unrealized Gain (Loss) on Investments	.269	(.229)	(.181)	(.959)	(.511)
Total from Investment Operations	.661	.167	.173	(.751)	(.404)
Distributions
Dividends from Net Investment Income	(.391)	(.397)	(.353)	(.209)	(.107)
Distributions from Realized Capital Gains	—	—	—	—	(.019)
Total Distributions	(.391)	(.397)	(.353)	(.209)	(.126)
Net Asset Value, End of Period	$10.02	$9.75	$9.98	$10.16	$11.12
Total Return[2]	6.86%	1.71%	1.80%	-6.75%	-3.49%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$562	$658	$585	$605	$757
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%[3]	0.20%[3]	0.20%[3]	0.20%
Ratio of Net Investment Income to Average Net Assets	3.93%	4.02%	3.58%	2.00%	0.93%
Portfolio Turnover Rate[4]	173%	185%	217%	175%	181%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 21%, 16%, 21%, 12%, and 3%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
9

Intermediate-Term Treasury Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$9.75	$9.98	$10.16	$11.12	$11.65
Investment Operations
Net Investment Income[1]	.401	.406	.364	.219	.118
Net Realized and Unrealized Gain (Loss) on Investments	.270	(.229)	(.181)	(.959)	(.511)
Total from Investment Operations	.671	.177	.183	(.740)	(.393)
Distributions
Dividends from Net Investment Income	(.401)	(.407)	(.363)	(.220)	(.118)
Distributions from Realized Capital Gains	—	—	—	—	(.019)
Total Distributions	(.401)	(.407)	(.363)	(.220)	(.137)
Net Asset Value, End of Period	$10.02	$9.75	$9.98	$10.16	$11.12
Total Return[2]	6.97%	1.82%	1.90%	-6.66%	-3.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,543	$6,122	$5,326	$4,856	$5,353
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%[3]	0.10%[3]	0.10%[3]	0.10%
Ratio of Net Investment Income to Average Net Assets	4.02%	4.12%	3.68%	2.12%	1.03%
Portfolio Turnover Rate[4]	173%	185%	217%	175%	181%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 21%, 16%, 21%, 12%, and 3%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
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Intermediate-Term Treasury Fund
Notes to Financial Statements
Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. The fund may sell a TBA that it does not hold (Sales Commitments) to manage portfolio risks while giving the fund more flexibility. The settlement date of a Sales Commitment is not set, and the positions can be increased or decreased to ensure appropriate hedging ratios for the fund and may be offset by entering into an equal amount of TBA purchases. When the fund is a buyer of TBA transactions, it maintains cash, short-term investments, or Treasuries in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price on a predetermined date. The fund forgoes principal and interest paid on the securities sold. In exchange for the forgone principal and interest paid, the fund is compensated by investing the proceeds of the sale, typically in high-quality short-term fixed income securities, and earning interest on such investments. Further the fund receives a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell substantially similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2026, the fund’s average value of investments in options purchased and options written represented less than 1% of net assets, based on the average market values at each quarter-end during the period. The fund had no open options contracts on futures at January 31, 2026.
5. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may
11

Intermediate-Term Treasury Fund
also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2026, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
6. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2026, the fund’s average investments in long and short futures contracts represented 9% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. The fund enters into inflation swap transactions to transfer inflation risk from one party to another through an exchange of cash flows. Under the terms of the swap, one party pays a fixed rate applied to a notional amount. In return, the other party pays a floating rate linked to an inflation index.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
12

Intermediate-Term Treasury Fund
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2026, the fund’s average amounts of investments in interest rate swaps represented 5% of net assets, based on the average of notional amounts at each quarter-end during the period.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Capital Management, LLC.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2026, the fund had contributed to Vanguard capital in the amount of $168,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
13

Intermediate-Term Treasury Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	6,856,427	—	6,856,427
Asset-Backed/Commercial Mortgage-Backed Securities	—	87,849	—	87,849
Temporary Cash Investments	44,470	—	—	44,470
Options Purchased	—	1,526	—	1,526
Total	44,470	6,945,802	—	6,990,272
Derivative Financial Instruments
Assets
Futures Contracts[1]	438	—	—	438
Swap Contracts[1]	—	1,896	—	1,896
Total	438	1,896	—	2,334
Liabilities
Options Written	—	(1,834)	—	(1,834)
Futures Contracts[1]	(3,424)	—	—	(3,424)
Swap Contracts[1]	—	(428)	—	(428)
Total	(3,424)	(2,262)	—	(5,686)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, the recognition of gain or loss from foreign currency hedges, and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	4,456
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	55,357
Capital Loss Carryforwards	(842,149)
Qualified Late-Year Losses	—
Other Temporary Differences	(3,061)
Total	(785,397)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	281,360	262,706
Long-Term Capital Gains	—	—
Total	281,360	262,706
*	Includes short-term capital gains, if any.
14

Intermediate-Term Treasury Fund
As of January 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,934,549
Gross Unrealized Appreciation	84,207
Gross Unrealized Depreciation	(28,850)
Net Unrealized Appreciation (Depreciation)	55,357
F.	During the year ended January 31, 2026, the fund purchased $11,885,446,000 of investment securities and sold $11,845,264,000 of investment securities, other than temporary cash investments.
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	153,801	15,424	285,084	28,850
Issued in Lieu of Cash Distributions	20,283	2,028	22,011	2,239
Redeemed	(286,036)	(28,777)	(220,003)	(22,281)
Net Increase (Decrease)—Investor Shares	(111,952)	(11,325)	87,092	8,808
Admiral Shares
Issued	1,691,456	169,679	2,068,168	209,507
Issued in Lieu of Cash Distributions	223,874	22,377	205,394	20,896
Redeemed	(1,661,520)	(166,588)	(1,343,792)	(136,423)
Net Increase (Decrease)—Admiral Shares	253,810	25,468	929,770	93,980
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
15

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Intermediate-Term Treasury Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Intermediate-Term Treasury Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2026, the related statement of operations for the year ended January 31, 2026, the statement of changes in net assets for each of the two years in the period ended January 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2026 and the financial highlights for each of the five years in the period ended January 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
16

Tax information (unaudited)
The fund hereby designates for the fiscal year $243,776,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
Q99070 032026
17

Financial Statements
For the year ended January 31, 2026
Vanguard Long-Term Treasury Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	16
Tax information	17

Long-Term Treasury Fund
Financial Statements
Schedule of Investments
As of January 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (100.4%)
U.S. Government Securities (86.9%)
	United States Treasury Note/Bond	4.250%	5/15/2039	13,637	13,299
	United States Treasury Note/Bond	4.500%	8/15/2039	10,000	9,969
	United States Treasury Note/Bond	4.375%	11/15/2039	7,750	7,609
	United States Treasury Note/Bond	4.625%	2/15/2040	5,700	5,734
	United States Treasury Note/Bond	1.125%	5/15/2040	49,000	30,949
	United States Treasury Note/Bond	1.125%	8/15/2040	65,700	41,075
	United States Treasury Note/Bond	1.375%	11/15/2040	71,332	46,121
	United States Treasury Note/Bond	1.875%	2/15/2041	63,102	43,895
	United States Treasury Note/Bond	2.250%	5/15/2041	16,250	11,911
	United States Treasury Note/Bond	4.375%	5/15/2041	2,700	2,620
	United States Treasury Note/Bond	1.750%	8/15/2041	60,690	40,807
	United States Treasury Note/Bond	2.000%	11/15/2041	52,750	36,678
	United States Treasury Note/Bond	2.375%	2/15/2042	67,200	49,266
	United States Treasury Note/Bond	3.125%	2/15/2042	7,950	6,515
	United States Treasury Note/Bond	3.250%	5/15/2042	40,780	33,873
	United States Treasury Note/Bond	3.375%	8/15/2042	41,132	34,654
	United States Treasury Note/Bond	2.750%	11/15/2042	12,200	9,337
	United States Treasury Note/Bond	4.000%	11/15/2042	42,200	38,506
	United States Treasury Note/Bond	3.125%	2/15/2043	33,611	27,109
	United States Treasury Note/Bond	3.875%	2/15/2043	48,825	43,767
	United States Treasury Note/Bond	2.875%	5/15/2043	5,914	4,576
	United States Treasury Note/Bond	3.875%	5/15/2043	42,400	37,895
	United States Treasury Note/Bond	3.625%	8/15/2043	25,670	22,093
	United States Treasury Note/Bond	4.375%	8/15/2043	46,500	44,253
	United States Treasury Note/Bond	3.750%	11/15/2043	38,057	33,240
	United States Treasury Note/Bond	4.750%	11/15/2043	900	896
	United States Treasury Note/Bond	3.625%	2/15/2044	31,300	26,799
	United States Treasury Note/Bond	4.500%	2/15/2044	43,350	41,787
	United States Treasury Note/Bond	3.375%	5/15/2044	18,450	15,192
	United States Treasury Note/Bond	4.625%	5/15/2044	19,150	18,728
	United States Treasury Note/Bond	3.125%	8/15/2044	15,849	12,516
	United States Treasury Note/Bond	4.125%	8/15/2044	33,300	30,460
	United States Treasury Note/Bond	3.000%	11/15/2044	26,651	20,554
	United States Treasury Note/Bond	4.625%	11/15/2044	57,050	55,668
	United States Treasury Note/Bond	2.500%	2/15/2045	27,600	19,474
	United States Treasury Note/Bond	4.750%	2/15/2045	60,033	59,482
	United States Treasury Note/Bond	3.000%	5/15/2045	18,000	13,798
	United States Treasury Note/Bond	5.000%	5/15/2045	24,800	25,339
	United States Treasury Note/Bond	2.875%	8/15/2045	12,963	9,695
	United States Treasury Note/Bond	4.875%	8/15/2045	18,200	18,302
	United States Treasury Note/Bond	3.000%	11/15/2045	4,100	3,123
	United States Treasury Note/Bond	2.500%	2/15/2046	13,795	9,579
	United States Treasury Note/Bond	2.500%	5/15/2046	25,651	17,746
	United States Treasury Note/Bond	2.250%	8/15/2046	49,370	32,409
	United States Treasury Note/Bond	2.875%	11/15/2046	4,469	3,289
	United States Treasury Note/Bond	3.000%	5/15/2047	11,324	8,474
	United States Treasury Note/Bond	2.750%	8/15/2047	32,659	23,260
	United States Treasury Note/Bond	2.750%	11/15/2047	30,290	21,496
	United States Treasury Note/Bond	3.000%	2/15/2048	36,100	26,772
	United States Treasury Note/Bond	3.125%	5/15/2048	30,700	23,225
	United States Treasury Note/Bond	3.000%	8/15/2048	35,333	26,065
	United States Treasury Note/Bond	3.375%	11/15/2048	32,610	25,692
	United States Treasury Note/Bond	3.000%	2/15/2049	23,600	17,312
[1]	United States Treasury Note/Bond	2.875%	5/15/2049	27,761	19,835
	United States Treasury Note/Bond	2.250%	8/15/2049	29,800	18,612
	United States Treasury Note/Bond	2.375%	11/15/2049	31,600	20,213
	United States Treasury Note/Bond	2.000%	2/15/2050	51,661	30,184
	United States Treasury Note/Bond	1.250%	5/15/2050	38,500	18,373
	United States Treasury Note/Bond	1.375%	8/15/2050	50,997	24,999
	United States Treasury Note/Bond	1.625%	11/15/2050	66,012	34,514
1

Long-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	1.875%	2/15/2051	87,800	48,897
	United States Treasury Note/Bond	2.375%	5/15/2051	47,920	30,085
	United States Treasury Note/Bond	2.000%	8/15/2051	87,200	49,782
	United States Treasury Note/Bond	1.875%	11/15/2051	83,400	45,912
	United States Treasury Note/Bond	2.250%	2/15/2052	69,000	41,683
	United States Treasury Note/Bond	2.875%	5/15/2052	67,000	46,604
	United States Treasury Note/Bond	3.000%	8/15/2052	50,100	35,714
	United States Treasury Note/Bond	4.000%	11/15/2052	43,900	37,893
	United States Treasury Note/Bond	3.625%	2/15/2053	47,100	37,938
[2]	United States Treasury Note/Bond	3.625%	5/15/2053	52,075	41,904
	United States Treasury Note/Bond	4.125%	8/15/2053	44,900	39,547
	United States Treasury Note/Bond	4.750%	11/15/2053	59,650	58,252
	United States Treasury Note/Bond	4.250%	2/15/2054	64,560	58,081
	United States Treasury Note/Bond	4.625%	5/15/2054	49,000	46,925
	United States Treasury Note/Bond	4.250%	8/15/2054	71,400	64,215
	United States Treasury Note/Bond	4.500%	11/15/2054	82,393	77,283
	United States Treasury Note/Bond	4.625%	2/15/2055	86,700	83,039
	United States Treasury Note/Bond	4.750%	5/15/2055	73,000	71,346
	United States Treasury Note/Bond	4.750%	8/15/2055	57,200	55,929
	United States Treasury Note/Bond	4.625%	11/15/2055	12,000	11,496
	United States Treasury Strip Coupon	0.000%	11/15/2043	39,000	15,894
	United States Treasury Strip Coupon	0.000%	5/15/2044	42,000	16,649
					2,464,681
Agency Bonds and Notes (4.3%)
[3]	Fannie Mae Principal Strip	0.000%	8/6/2038	31,000	17,128
[3]	Federal Home Loan Mortgage Corp.	0.000%	11/15/2038	14,465	7,888
[3]	Federal National Mortgage Association	0.000%	11/15/2030	49,591	41,076
[3]	Freddie Mac Principal Strips	0.000%	3/15/2031	48,523	39,607
	Resolution Funding Corp. Principal Strip	0.000%	1/15/2030	19,800	16,955
					122,654
Conventional Mortgage-Backed Securities (7.2%)
[3,4]	Fannie Mae Pool	2.070%	10/1/2040	1,839	1,422
[3,4]	Fannie Mae Pool	2.160%	10/1/2050	2,505	1,848
[3,4]	Fannie Mae Pool	2.260%	10/1/2041	3,340	2,399
[3,4]	Fannie Mae Pool	2.310%	12/1/2050	1,529	1,101
[3,4]	Fannie Mae Pool	2.330%	10/1/2039	1,245	959
[3,4]	Fannie Mae Pool	2.340%	12/1/2050	1,360	1,018
[3,4]	Fannie Mae Pool	2.430%	10/1/2037	1,177	962
[3,4]	Fannie Mae Pool	2.460%	9/1/2051	921	694
[3,4]	Fannie Mae Pool	2.470%	9/1/2051	2,394	1,807
[3,4]	Fannie Mae Pool	2.480%	1/1/2042	3,013	2,396
[3,4]	Fannie Mae Pool	2.510%	10/1/2046	7,885	6,378
[3,4]	Fannie Mae Pool	2.520%	12/1/2041	6,785	5,413
[3,4]	Fannie Mae Pool	2.590%	4/1/2041	7,890	6,072
[3,4]	Fannie Mae Pool	2.620%	4/1/2050	1,339	1,029
[3,4]	Fannie Mae Pool	2.930%	4/1/2038	19,186	16,448
[3,4]	Fannie Mae Pool	2.990%	1/1/2040	6,429	5,260
[3,4]	Fannie Mae Pool	3.170%	9/1/2037	15,100	13,243
[3,4]	Fannie Mae Pool	3.330%	1/1/2038	3,315	2,892
[3,4]	Fannie Mae Pool	3.450%	5/1/2045	5,414	4,575
[3,4]	Fannie Mae Pool	3.610%	4/1/2039	7,393	6,552
[3,4]	Fannie Mae Pool	3.840%	4/1/2047	1,918	1,755
[3,4]	Fannie Mae Pool	3.990%	3/1/2046	1,640	1,518
[3,4]	Fannie Mae Pool	4.080%	4/1/2049	979	861
[3,4]	Freddie Mac Pool	2.160%	5/1/2039	4,350	3,356
[3,4]	Freddie Mac Pool	2.660%	1/1/2043	2,360	1,843
[3,4]	Freddie Mac Pool	3.750%	6/1/2042	3,964	3,525
[3,4]	Freddie Mac Pool	3.800%	5/1/2039–2/1/2041	8,628	7,916
[3,4]	Freddie Mac Pool	4.750%	1/1/2045	10,000	9,572
[3,4]	Freddie Mac Pool	5.200%	9/1/2050	24,207	24,215
[3,4,5]	UMBS Pool	5.000%	2/12/2056	26,500	26,495
[3,4,5]	UMBS Pool	6.000%	2/15/2056	26,500	27,138
[3,4,5]	UMBS Pool	6.500%	2/15/2056	12,950	13,409
					204,071
Nonconventional Mortgage-Backed Securities (2.0%)
[3,4]	Fannie Mae REMICS	2.000%	8/25/2050	16,114	11,353
[3,4]	Fannie Mae REMICS	2.500%	11/25/2049	12,318	9,855
[3,4]	Fannie Mae REMICS	3.000%	11/25/2049	5,450	4,483
[3,4]	Fannie Mae REMICS	4.000%	8/25/2050	12,228	10,996
2

Long-Term Treasury Fund
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Freddie Mac REMICS		2.500%	3/25/2041	7,238	5,726
[3,4]	Freddie Mac REMICS		3.000%	12/25/2049	2,217	1,841
[4]	Ginnie Mae REMICS		5.000%	6/20/2055	11,148	10,704
						54,958
Total U.S. Government and Agency Obligations (Cost $3,006,780)						2,846,364
					Shares
Temporary Cash Investments (1.2%)
Money Market Fund (1.2%)
[6]	Vanguard Market Liquidity Fund (Cost $34,941)		3.704%		349,412	34,941
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
	2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.270% Annually	WFB	7/16/2026	3.270%	30,110	92
	10-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.350% Annually	NGFP	10/16/2030	3.350%	16,200	274
	30-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.950% Annually	BANA	3/9/2026	3.950%	2,530	6
	30-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.690% Annually	WFB	7/16/2026	3.690%	3,370	21
						393
Put Swaptions
	2-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.600% Annually	JPMC	1/20/2028	3.600%	16,260	119
	2-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.500% Annually	WFB	1/21/2027	3.500%	15,290	59
	5-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.690% Annually	BNPSW	4/8/2026	3.690%	24,100	56
						234
Total Options Purchased (Cost $950)						627
Total Investments (101.6%) (Cost $3,042,671)						2,881,932
			Coupon	Maturity Date	Face Amount ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-2.1%)
[3,4,5]	UMBS Pool		4.000%	2/12/2056	(20,651)	(19,877)
[3,4,5]	UMBS Pool		5.500%	2/15/2056	(39,450)	(40,013)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $59,927)						(59,890)
Other Assets and Liabilities—Net (0.5%)						14,265
Net Assets (100%)						2,836,307
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $3,178 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $7,463 have been segregated as initial margin for open futures contracts.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2026.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
BANA—Bank of America, N.A.
BNPSW—BNP Paribas.
JPMC—JPMorgan Chase Bank, N.A.
NGFP—Nomura Global Financial Products Inc.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
UMBS—Uniform Mortgage-Backed Securities.
WFB—Wells Fargo Bank N.A.
3

Long-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Call Swaptions
2-Year Interest Rate Swap, Receives SOFR Annually, Pays 2.870% Annually	WFB	7/16/2026	2.870%	30,110	(32)
10-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.608% Annually	NGFP	10/16/2035	3.608%	13,600	(338)
30-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.750% Annually	BANA	3/9/2026	3.750%	5,060	(3)
30-Year Interest Rate Swap, Receives SOFR Annually, Pays 4.090% Annually	WFB	7/16/2026	4.090%	3,370	(73)
					(446)

Put Swaptions
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.750% Annually	WFB	1/21/2027	3.750%	30,580	(69)
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.850% Annually	JPMC	1/20/2028	3.850%	16,260	(88)
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 4.100% Annually	JPMC	1/20/2028	4.100%	16,260	(64)
5-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.460% Annually	BNPSW	4/8/2026	3.460%	12,050	(86)
					(307)
Total Options Written (Premiums Received $1,186)					(753)
BANA—Bank of America, N.A.
BNPSW—BNP Paribas.
JPMC—JPMorgan Chase Bank, N.A.
NGFP—Nomura Global Financial Products Inc.
SOFR—Secured Overnight Financing Rate.
WFB—Wells Fargo Bank N.A.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2026	108	22,517	(5)
5-Year U.S. Treasury Note	March 2026	366	39,868	(41)
10-Year U.S. Treasury Note	March 2026	313	35,002	41
Long U.S. Treasury Bond	March 2026	513	59,059	(44)
Ultra Long U.S. Treasury Bond	March 2026	783	91,954	(1,944)
				(1,993)

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	March 2026	(603)	(68,836)	277
				(1,716)
4

Long-Term Treasury Fund
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
12/15/2027	4/3/2026[1]	95,000	0.000[2]	(3.128)[3]	318	318
12/15/2027	4/3/2026[1]	18,000	0.000[2]	(3.230)[3]	30	30
5/31/2030	4/3/2026[1]	19,500	0.000[2]	(3.282)[3]	144	144
5/31/2030	4/3/2026[1]	19,000	0.000[2]	(3.428)[3]	34	34
5/31/2030	4/3/2026[1]	7,500	0.000[2]	(3.389)[3]	25	25
1/5/2033	1/5/2028[1]	4,370	3.709[3]	(0.000)[2]	(18)	(18)
10/24/2035	N/A	6,181	0.000[4]	(2.480)[5]	6	6
10/24/2035	N/A	1,374	0.000[4]	(2.472)[5]	2	2
10/24/2035	N/A	1,374	0.000[4]	(2.492)[5]	—	—
10/24/2035	N/A	1,374	0.000[4]	(2.479)[5]	1	1
10/27/2035	N/A	3,439	0.000[4]	(2.505)[5]	(4)	(4)
10/27/2035	N/A	1,375	0.000[4]	(2.502)[5]	(1)	(1)
10/30/2035	N/A	2,085	0.000[4]	(2.475)[5]	3	3
12/1/2035	N/A	9,000	0.000[4]	(2.409)[5]	56	56
10/18/2040	10/18/2030[1]	6,500	0.000[2]	(4.100)[3]	161	161
1/22/2041	1/22/2031[1]	1,140	4.517[3]	(0.000)[2]	2	2
10/18/2045	10/18/2035[1]	7,200	4.358[3]	(0.000)[2]	(155)	(155)
1/22/2046	1/22/2036[1]	1,410	0.000[2]	(4.781)[3]	(2)	(2)
1/7/2058	1/5/2028[1]	1,170	0.000[2]	(4.239)[3]	11	11
					613	613
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/(paid) annually.
3 Interest payment received/(paid) annually.
4 Zero-coupon. Based on the return of US Consumer Price Index for All Urban Consumers (USCPIU). Interest payment received/(paid) at maturity.
5 Interest payment received/(paid) at maturity.

See accompanying Notes, which are an integral part of the Financial Statements.
5

Long-Term Treasury Fund
Statement of Assets and Liabilities
As of January 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,007,730)	2,846,991
Affiliated Issuers (Cost $34,941)	34,941
Total Investments in Securities	2,881,932
Investment in Vanguard	69
Cash	2,752
Receivables for Investment Securities Sold	427,026
Receivables for Accrued Income	35,328
Receivables for Capital Shares Issued	1,528
Other Assets	39
Total Assets	3,348,674
Liabilities
Payables for Investment Securities Purchased	448,070
Payables for Capital Shares Redeemed	2,041
Payables for Distributions	1,064
Payables to Vanguard	156
Liability for Sale Commitments, at Value (Proceeds $59,927)	59,890
Options Written, at Value (Premiums Received $1,186)	753
Variation Margin Payable—Futures Contracts	322
Variation Margin Payable—Centrally Cleared Swap Contracts	71
Total Liabilities	512,367
Net Assets	2,836,307
At January 31, 2026, net assets consisted of:

Paid-in Capital	4,248,904
Total Distributable Earnings (Loss)	(1,412,597)
Net Assets	2,836,307

Investor Shares—Net Assets
Applicable to 62,717,357 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	497,651
Net Asset Value Per Share—Investor Shares	$7.93

Admiral™ Shares—Net Assets
Applicable to 294,732,109 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,338,656
Net Asset Value Per Share—Admiral Shares	$7.93

See accompanying Notes, which are an integral part of the Financial Statements.
6

Long-Term Treasury Fund
Statement of Operations

Year Ended January 31, 2026
($000)
Investment Income
Income
Interest[1]	130,542
Total Income	130,542
Expenses
The Vanguard Group—Note C
Investment Advisory Services	345
Management and Administrative—Investor Shares	929
Management and Administrative—Admiral Shares	1,819
Marketing and Distribution—Investor Shares	35
Marketing and Distribution—Admiral Shares	134
Custodian Fees	35
Auditing Fees	35
Shareholders’ Reports and Proxy Fees—Investor Shares	38
Shareholders’ Reports and Proxy Fees—Admiral Shares	50
Trustees’ Fees and Expenses	2
Other Expenses	16
Total Expenses	3,438
Net Investment Income	127,104
Realized Net Gain (Loss)
Investment Securities Sold[1]	(238,790)
Futures Contracts	(4,345)
Options Purchased	(221)
Options Written	7
Swap Contracts	(358)
Realized Net Gain (Loss)	(243,707)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	258,952
Futures Contracts	(1,589)
Options Purchased	(323)
Options Written	433
Swap Contracts	865
Change in Unrealized Appreciation (Depreciation)	258,338
Net Increase (Decrease) in Net Assets Resulting from Operations	141,735
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $700, ($1), and less than $1, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Long-Term Treasury Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	127,104	120,097
Realized Net Gain (Loss)	(243,707)	(341,497)
Change in Unrealized Appreciation (Depreciation)	258,338	109,215
Net Increase (Decrease) in Net Assets Resulting from Operations	141,735	(112,185)
Distributions
Investor Shares	(23,348)	(24,371)
Admiral Shares	(103,783)	(95,747)
Total Distributions	(127,131)	(120,118)
Capital Share Transactions
Investor Shares	(92,002)	(1,105)
Admiral Shares	72,509	14,313
Net Increase (Decrease) from Capital Share Transactions	(19,493)	13,208
Total Increase (Decrease)	(4,889)	(219,095)
Net Assets
Beginning of Period	2,841,196	3,060,291
End of Period	2,836,307	2,841,196

See accompanying Notes, which are an integral part of the Financial Statements.
8

Long-Term Treasury Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$7.90	$8.54	$9.36	$12.29	$13.55
Investment Operations
Net Investment Income[1]	.343	.321	.294	.261	.239
Net Realized and Unrealized Gain (Loss) on Investments	.031	(.640)	(.821)	(2.931)	(.923)
Total from Investment Operations	.374	(.319)	(.527)	(2.670)	(.684)
Distributions
Dividends from Net Investment Income	(.344)	(.321)	(.293)	(.260)	(.239)
Distributions from Realized Capital Gains	—	—	—	—	(.337)
Total Distributions	(.344)	(.321)	(.293)	(.260)	(.576)
Net Asset Value, End of Period	$7.93	$7.90	$8.54	$9.36	$12.29
Total Return[2]	4.76%	-3.82%	-5.59%	-21.78%	-4.92%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$498	$588	$637	$574	$750
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%[3]	0.20%[3]	0.20%[3]	0.20%
Ratio of Net Investment Income to Average Net Assets	4.29%	3.88%	3.42%	2.62%	1.90%
Portfolio Turnover Rate[4]	292%	334%	136%	107%	106%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 28%, 17%, 23%, 17%, and 2%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
9

Long-Term Treasury Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$7.90	$8.54	$9.36	$12.29	$13.55
Investment Operations
Net Investment Income[1]	.352	.330	.302	.271	.252
Net Realized and Unrealized Gain (Loss) on Investments	.030	(.640)	(.820)	(2.931)	(.923)
Total from Investment Operations	.382	(.310)	(.518)	(2.660)	(.671)
Distributions
Dividends from Net Investment Income	(.352)	(.330)	(.302)	(.270)	(.252)
Distributions from Realized Capital Gains	—	—	—	—	(.337)
Total Distributions	(.352)	(.330)	(.302)	(.270)	(.589)
Net Asset Value, End of Period	$7.93	$7.90	$8.54	$9.36	$12.29
Total Return[2]	4.87%	-3.72%	-5.50%	-21.70%	-4.82%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,339	$2,254	$2,423	$2,464	$2,954
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%[3]	0.10%[3]	0.10%[3]	0.10%
Ratio of Net Investment Income to Average Net Assets	4.40%	3.98%	3.51%	2.73%	2.00%
Portfolio Turnover Rate[4]	292%	334%	136%	107%	106%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 28%, 17%, 23%, 17%, and 2%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Long-Term Treasury Fund
Notes to Financial Statements
Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. The fund may sell a TBA that it does not hold (Sales Commitments) to manage portfolio risks while giving the fund more flexibility. The settlement date of a Sales Commitment is not set, and the positions can be increased or decreased to ensure appropriate hedging ratios for the fund and may be offset by entering into an equal amount of TBA purchases. When the fund is a buyer of TBA transactions, it maintains cash, short-term investments, or Treasuries in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price on a predetermined date. The fund forgoes principal and interest paid on the securities sold. In exchange for the forgone principal and interest paid, the fund is compensated by investing the proceeds of the sale, typically in high-quality short-term fixed income securities, and earning interest on such investments. Further the fund receives a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell substantially similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2026, the fund’s average value of investments in options purchased and options written represented less than 1% of net assets, based on the average market values at each quarter-end during the period. The fund had no open options contracts on futures at January 31, 2026.
5. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may
11

Long-Term Treasury Fund
also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2026, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
6. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2026, the fund’s average investments in long and short futures contracts represented 11% and 5% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. The fund enters into inflation swap transactions to transfer inflation risk from one party to another through an exchange of cash flows. Under the terms of the swap, one party pays a fixed rate applied to a notional amount. In return, the other party pays a floating rate linked to an inflation index.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
12

Long-Term Treasury Fund
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2026, the fund’s average amounts of investments in interest rate swaps represented 5% of net assets, based on the average of notional amounts at each quarter-end during the period.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Capital Management, LLC.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2026, the fund had contributed to Vanguard capital in the amount of $69,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
13

Long-Term Treasury Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,846,364	—	2,846,364
Temporary Cash Investments	34,941	—	—	34,941
Options Purchased	—	627	—	627
Total	34,941	2,846,991	—	2,881,932
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	(59,890)	—	(59,890)
Derivative Financial Instruments
Assets
Futures Contracts[1]	318	—	—	318
Swap Contracts[1]	—	793	—	793
Total	318	793	—	1,111
Liabilities
Options Written	—	(753)	—	(753)
Futures Contracts[1]	(2,034)	—	—	(2,034)
Swap Contracts[1]	—	(180)	—	(180)
Total	(2,034)	(933)	—	(2,967)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, the recognition of gain or loss from foreign currency hedges, and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,195
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(186,590)
Capital Loss Carryforwards	(1,226,138)
Qualified Late-Year Losses	—
Other Temporary Differences	(1,064)
Total	(1,412,597)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	127,131	120,118
Long-Term Capital Gains	—	—
Total	127,131	120,118
*	Includes short-term capital gains, if any.
14

Long-Term Treasury Fund
As of January 31, 2026, gross unrealized appreciation and depreciation for investments, derivatives, and sale commitments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,068,419
Gross Unrealized Appreciation	21,161
Gross Unrealized Depreciation	(207,751)
Net Unrealized Appreciation (Depreciation)	(186,590)
F.	During the year ended January 31, 2026, the fund purchased $8,287,884,000 of investment securities and sold $8,340,758,000 of investment securities, other than temporary cash investments.
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	106,258	13,205	153,810	18,508
Issued in Lieu of Cash Distributions	21,462	2,673	22,462	2,726
Redeemed	(219,722)	(27,555)	(177,377)	(21,433)
Net Increase (Decrease)—Investor Shares	(92,002)	(11,677)	(1,105)	(199)
Admiral Shares
Issued	735,615	92,438	1,022,178	123,744
Issued in Lieu of Cash Distributions	91,212	11,369	81,547	9,903
Redeemed	(754,318)	(94,373)	(1,089,412)	(131,923)
Net Increase (Decrease)—Admiral Shares	72,509	9,434	14,313	1,724
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
15

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Long-Term Treasury Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Long-Term Treasury Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2026, the related statement of operations for the year ended January 31, 2026, the statement of changes in net assets for each of the two years in the period ended January 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2026 and the financial highlights for each of the five years in the period ended January 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
16

Tax information (unaudited)
The fund hereby designates for the fiscal year $115,339,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
Q99880 032026
17

Financial Statements
For the year ended January 31, 2026
Vanguard Short-Term Federal Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	17
Tax information	18

Short-Term Federal Fund
Financial Statements
Schedule of Investments
As of January 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (77.7%)
U.S. Government Securities (12.0%)
	United States Treasury Inflation Indexed Bonds	1.875%	1/15/2036	2	2
	United States Treasury Note/Bond	3.875%	12/31/2027	25,000	25,154
	United States Treasury Note/Bond	4.250%	2/15/2028	35,000	35,479
	United States Treasury Note/Bond	1.250%	3/31/2028	80,000	76,203
	United States Treasury Note/Bond	4.625%	9/30/2028	20,000	20,523
[1,2]	United States Treasury Note/Bond	4.125%	3/31/2029	105,000	106,534
	United States Treasury Note/Bond	3.250%	6/30/2029	40,000	39,481
	United States Treasury Note/Bond	4.250%	6/30/2029	40,000	40,750
	United States Treasury Note/Bond	4.125%	8/31/2030	73,500	74,557
[3]	United States Treasury Note/Bond	4.375%	11/30/2030	97,250	99,700
	United States Treasury Note/Bond	3.625%	12/31/2030	20,000	19,844
					538,227
Agency Bonds and Notes (16.9%)
[4]	Fannie Mae Principal Strip	0.000%	5/15/2030	36,600	30,983
[4]	Fannie Mae Principal Strip	0.000%	11/15/2030	7,000	5,798
	Federal Home Loan Banks	4.800%	3/6/2028	100,000	100,122
[4]	Freddie Mac Principal Strips	0.000%	3/15/2031	14,117	11,523
	Private Export Funding Corp.	4.300%	12/15/2028	34,000	34,484
	Resolution Funding Corp. Principal Strip	0.000%	1/15/2030	443,437	379,724
	Resolution Funding Corp. Principal Strip	0.000%	4/15/2030	232,107	196,754
					759,388
Conventional Mortgage-Backed Securities (43.3%)
[4,5]	Fannie Mae Pool	0.950%	12/1/2027	2,885	2,744
[4,5]	Fannie Mae Pool	1.080%	12/1/2027	6,590	6,277
[4,5]	Fannie Mae Pool	1.120%	12/1/2027	16,500	15,708
[4,5]	Fannie Mae Pool	1.160%	11/1/2026	8,500	8,319
[4,5]	Fannie Mae Pool	1.230%	12/1/2027–6/1/2028	3,390	3,229
[4,5]	Fannie Mae Pool	1.330%	3/1/2028–10/1/2028	35,670	33,848
[4,5,6]	Fannie Mae Pool	1.384%	12/1/2030	5,181	4,594
[4,5]	Fannie Mae Pool	1.385%	10/1/2028	2,670	2,504
[4,5]	Fannie Mae Pool	1.400%	10/1/2028	4,000	3,752
[4,5]	Fannie Mae Pool	1.455%	10/1/2028	1,821	1,714
[4,5]	Fannie Mae Pool	1.470%	10/1/2028	6,790	6,388
[4,5]	Fannie Mae Pool	1.490%	1/1/2031	4,000	3,564
[4,5]	Fannie Mae Pool	1.530%	5/1/2027–10/1/2028	18,060	17,133
[4,5]	Fannie Mae Pool	1.540%	5/1/2028	4,300	4,088
[4,5]	Fannie Mae Pool	1.700%	9/1/2028	1,100	1,043
[4,5]	Fannie Mae Pool	1.740%	2/1/2029	1,400	1,313
[4,5,6]	Fannie Mae Pool	1.773%	8/1/2051	453	436
[4,5]	Fannie Mae Pool	2.120%	9/1/2026	4,100	4,053
[4,5]	Fannie Mae Pool	2.140%	10/1/2029	3,219	3,034
[4,5]	Fannie Mae Pool	2.170%	3/1/2027	7,685	7,546
[4,5]	Fannie Mae Pool	2.190%	11/1/2026	99,620	98,306
[4,5]	Fannie Mae Pool	2.220%	2/1/2027	9,853	9,694
[4,5]	Fannie Mae Pool	2.340%	8/1/2026	20,000	19,821
[4,5]	Fannie Mae Pool	2.360%	11/1/2026	2,700	2,668
[4,5]	Fannie Mae Pool	2.370%	12/1/2029	1,600	1,509
[4,5]	Fannie Mae Pool	2.380%	9/1/2028	11,867	11,456
[4,5]	Fannie Mae Pool	2.420%	8/1/2028	4,447	4,297
[4,5]	Fannie Mae Pool	2.470%	11/1/2028	28,596	27,622
[4,5]	Fannie Mae Pool	2.550%	9/1/2028–12/1/2029	3,718	3,588
[4,5]	Fannie Mae Pool	2.680%	6/1/2028	14,700	14,336
[4,5]	Fannie Mae Pool	2.870%	7/1/2027	38,200	37,708
[4,5]	Fannie Mae Pool	2.890%	1/1/2028	3,755	3,692
[4,5]	Fannie Mae Pool	2.920%	8/1/2032	956	922
[4,5]	Fannie Mae Pool	2.930%	10/1/2027	6,210	6,121
[4,5]	Fannie Mae Pool	2.940%	4/1/2027	4,367	4,324
[4,5]	Fannie Mae Pool	2.965%	1/1/2028	1,510	1,487
[4,5]	Fannie Mae Pool	2.970%	12/1/2027	2,472	2,438
1

Short-Term Federal Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	Fannie Mae Pool	3.000%	6/1/2027–10/1/2027	21,558	21,335
[4,5]	Fannie Mae Pool	3.020%	3/1/2028	300	296
[4,5]	Fannie Mae Pool	3.030%	12/1/2027	15,811	15,597
[4,5]	Fannie Mae Pool	3.040%	7/1/2027	12,197	12,073
[4,5]	Fannie Mae Pool	3.050%	5/1/2028	8,295	8,163
[4,5]	Fannie Mae Pool	3.060%	8/1/2027	1,682	1,663
[4,5]	Fannie Mae Pool	3.090%	3/1/2027	6,655	6,592
[4,5]	Fannie Mae Pool	3.120%	1/1/2029	2,919	2,863
[4,5]	Fannie Mae Pool	3.140%	3/1/2027	4,100	4,070
[4,5]	Fannie Mae Pool	3.150%	11/1/2027	4,507	4,457
[4,5,6]	Fannie Mae Pool	3.220%	4/1/2028	2,967	2,942
[4,5]	Fannie Mae Pool	3.230%	7/1/2027	2,234	2,216
[4,5]	Fannie Mae Pool	3.290%	4/1/2027	800	795
[4,5]	Fannie Mae Pool	3.320%	7/1/2029	900	881
[4,5]	Fannie Mae Pool	3.470%	3/1/2029	3,253	3,216
[4,5]	Fannie Mae Pool	3.485%	4/1/2028	550	546
[4,5]	Fannie Mae Pool	3.620%	8/1/2029	2,749	2,716
[4,5]	Fannie Mae Pool	3.790%	1/1/2029	5,000	4,995
[4,5]	Fannie Mae Pool	3.840%	12/1/2028	8,200	8,185
[4,5]	Fannie Mae Pool	4.040%	8/1/2030	1,494	1,486
[4,5]	Fannie Mae Pool	4.100%	3/1/2028	2,400	2,414
[4,5]	Fannie Mae Pool	4.150%	8/1/2030	4,550	4,564
[4,5]	Fannie Mae Pool	4.180%	8/1/2030	4,220	4,238
[4,5]	Fannie Mae Pool	4.190%	5/1/2030	3,350	3,367
[4,5]	Fannie Mae Pool	4.210%	12/1/2030	5,800	5,828
[4,5]	Fannie Mae Pool	4.220%	9/1/2030	10,540	10,601
[4,5]	Fannie Mae Pool	4.260%	9/1/2030	2,940	2,962
[4,5]	Fannie Mae Pool	4.290%	4/1/2030	10,840	10,940
[4,5]	Fannie Mae Pool	4.305%	9/1/2030	3,350	3,375
[4,5]	Fannie Mae Pool	4.340%	9/1/2030	3,460	3,493
[4,5]	Fannie Mae Pool	4.390%	7/1/2028	1,990	2,016
[4,5]	Fannie Mae Pool	4.420%	7/1/2030	5,050	5,122
[4,5]	Fannie Mae Pool	4.430%	8/1/2028	800	810
[4,5]	Fannie Mae Pool	4.490%	12/1/2029	2,377	2,419
[4,5,6]	Fannie Mae Pool	4.521%	9/1/2055	1,828	1,834
[4,5]	Fannie Mae Pool	4.530%	1/1/2030	3,000	3,050
[4,5]	Fannie Mae Pool	4.540%	8/1/2028	10,000	10,139
[4,5,6]	Fannie Mae Pool	4.552%	10/1/2055	3,156	3,166
[4,5]	Fannie Mae Pool	4.600%	11/1/2029	1,400	1,429
[4,5,6]	Fannie Mae Pool	4.622%	8/1/2055	1,101	1,112
[4,5,6]	Fannie Mae Pool	4.638%	11/1/2055	4,029	4,052
[4,5]	Fannie Mae Pool	4.650%	8/1/2028–2/1/2029	15,790	16,092
[4,5]	Fannie Mae Pool	4.660%	10/1/2030	6,181	6,311
[4,5]	Fannie Mae Pool	4.680%	10/1/2028	7,000	7,125
[4,5]	Fannie Mae Pool	4.700%	7/1/2028–1/1/2030	6,800	6,937
[4,5]	Fannie Mae Pool	4.710%	2/1/2030	3,100	3,172
[4,5,6]	Fannie Mae Pool	4.718%	1/1/2056	489	495
[4,5]	Fannie Mae Pool	4.720%	8/1/2030	3,525	3,612
[4,5,6]	Fannie Mae Pool	4.849%	12/1/2055	699	704
[4,5,6]	Fannie Mae Pool	4.864%	12/1/2055	6,184	6,255
[4,5]	Fannie Mae Pool	4.910%	12/1/2028	13,092	13,405
[4,5,6]	Fannie Mae Pool	5.000%	12/1/2055	22,726	23,060
[4,5,6]	Fannie Mae Pool	5.003%	11/1/2055	3,114	3,156
[4,5,6]	Fannie Mae Pool	5.055%	12/1/2055	1,098	1,115
[4,5,6]	Fannie Mae Pool	5.080%	4/1/2029–9/1/2055	12,086	12,392
[4,5]	Fannie Mae Pool	5.090%	11/1/2028	4,791	4,922
[4,5,6]	Fannie Mae Pool	5.108%	12/1/2055	2,371	2,418
[4,5,6]	Fannie Mae Pool	5.110%	10/1/2055	585	595
[4,5,6]	Fannie Mae Pool	5.134%	9/1/2055	1,229	1,251
[4,5,6]	Fannie Mae Pool	5.144%	6/1/2053	2,298	2,346
[4,5,6]	Fannie Mae Pool	5.167%	12/1/2055	248	253
[4,5]	Fannie Mae Pool	5.220%	6/1/2029	2,682	2,772
[4,5,6]	Fannie Mae Pool	5.370%	5/1/2055	1,404	1,437
[4,5,6]	Fannie Mae Pool	5.408%	9/1/2055	6,808	6,958
[4,5]	Fannie Mae Pool	5.470%	6/1/2029	2,758	2,876
[4,5,6]	Fannie Mae Pool	5.696%	9/1/2055	7,341	7,552
[4,5]	Freddie Mac Gold Pool	2.000%	3/1/2028–6/1/2030	19,331	18,999
[4,5]	Freddie Mac Gold Pool	2.500%	4/1/2028–7/1/2033	50,476	49,401
[4,5]	Freddie Mac Gold Pool	3.000%	11/1/2027	645	640
[4,5,6]	Freddie Mac Non Gold Pool	4.561%	10/1/2055	1,027	1,027
2

Short-Term Federal Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5,6]	Freddie Mac Non Gold Pool	4.644%	1/1/2056	2,640	2,649
[4,5,6]	Freddie Mac Non Gold Pool	4.959%	11/1/2055	470	477
[4,5,6]	Freddie Mac Non Gold Pool	5.028%	9/1/2055	695	704
[4,5,6]	Freddie Mac Non Gold Pool	5.101%	11/1/2055	839	851
[4,5,6]	Freddie Mac Non Gold Pool	5.121%	9/1/2055	14,124	14,332
[4,5,6]	Freddie Mac Non Gold Pool	5.143%	12/1/2055	1,173	1,190
[4,5,6]	Freddie Mac Non Gold Pool	5.157%	10/1/2055	715	727
[4,5,6]	Freddie Mac Non Gold Pool	5.177%	10/1/2055	676	686
[4,5,6]	Freddie Mac Non Gold Pool	5.206%	11/1/2055	611	622
[4,5,6]	Freddie Mac Non Gold Pool	5.259%	10/1/2055	348	354
[4,5,6]	Freddie Mac Non Gold Pool	5.300%	9/1/2055	825	838
[4,5,6]	Freddie Mac Non Gold Pool	5.309%	11/1/2055	389	395
[4,5,6]	Freddie Mac Non Gold Pool	5.319%	9/1/2055	787	801
[4,5,6]	Freddie Mac Non Gold Pool	5.341%	9/1/2055	9,961	10,151
[4,5,6]	Freddie Mac Non Gold Pool	5.365%	10/1/2055	409	414
[4,5]	Freddie Mac Pool	1.050%	10/1/2027	13,200	12,578
[4,5]	Freddie Mac Pool	1.180%	5/1/2027	3,752	3,631
[4,5]	Freddie Mac Pool	1.250%	4/1/2027	8,808	8,551
[4,5]	Freddie Mac Pool	2.060%	10/1/2026	5,279	5,212
[4,5]	Freddie Mac Pool	2.120%	10/1/2026	4,747	4,689
[4,5]	Freddie Mac Pool	4.320%	11/1/2028	4,100	4,146
[5]	Ginnie Mae I Pool	2.500%	1/15/2028–7/15/2028	4,262	4,216
[5]	Ginnie Mae II Pool	2.500%	5/20/2027–1/20/2028	8,029	7,942
[5]	Ginnie Mae II Pool	3.000%	2/20/2032–1/20/2033	236,177	230,723
[5,6]	Ginnie Mae II Pool	4.500%	9/20/2055–1/20/2056	24,032	24,159
[5,6]	Ginnie Mae II Pool	5.000%	11/20/2055	1,085	1,102
[4,5,7]	UMBS Pool	1.500%	12/1/2030–2/17/2041	147,561	136,217
[4,5,7]	UMBS Pool	2.000%	10/1/2027–2/17/2041	275,328	256,886
[4,5]	UMBS Pool	2.500%	10/1/2027–4/1/2037	187,517	180,340
[4,5]	UMBS Pool	3.000%	11/1/2026–4/1/2037	55,470	54,155
[4,5]	UMBS Pool	3.500%	4/1/2031–6/1/2038	17,086	16,843
[4,5,7]	UMBS Pool	4.500%	2/1/2040–11/1/2040	24,050	24,071
[4,5,7]	UMBS Pool	5.000%	10/1/2035–2/12/2056	84,746	85,264
[4,5,7]	UMBS Pool	6.000%	9/1/2039–2/15/2056	48,754	50,016
[4,5,7]	UMBS Pool	6.500%	2/15/2056	20,400	21,124
					1,947,628
Nonconventional Mortgage-Backed Securities (5.5%)
[4,5]	Fannie Mae REMICS	1.750%	5/25/2041–7/25/2042	13,069	12,050
[4,5]	Fannie Mae REMICS	2.000%	10/25/2032–2/25/2042	10,803	10,256
[4,5]	Fannie Mae REMICS	2.500%	11/25/2049	15,033	14,313
[4,5]	Fannie Mae REMICS	3.000%	6/25/2033–6/25/2043	11,817	11,492
[4,5]	Fannie Mae REMICS	3.200%	2/25/2049	1,892	1,832
[4,5]	Fannie Mae REMICS	3.500%	10/25/2034–5/25/2047	23,639	23,095
[4,5]	Fannie Mae REMICS	5.500%	9/25/2033	3,713	3,834
[4,5]	Freddie Mac REMICS	1.000%	4/25/2031	7,101	6,694
[4,5]	Freddie Mac REMICS	2.000%	5/15/2041	4,849	4,475
[4,5]	Freddie Mac REMICS	2.250%	8/25/2049	13,150	11,748
[4,5]	Freddie Mac REMICS	3.000%	9/15/2032–7/15/2046	28,379	27,534
[4,5,6]	Freddie Mac REMICS	3.500%	9/15/2040–2/25/2052	7,063	6,821
[4,5]	Freddie Mac REMICS	4.000%	7/15/2046	2,829	2,826
[4,5]	Freddie Mac REMICS	5.000%	11/25/2052	15,847	15,920
[4,5]	Freddie Mac REMICS	5.250%	5/25/2036	33,793	34,440
[5]	Ginnie Mae REMICS	2.250%	9/20/2051	17,872	16,792
[5,6]	Ginnie Mae REMICS	2.500%	5/20/2051	431	357
[5,6]	Ginnie Mae REMICS	3.000%	3/20/2038–12/20/2051	9,672	9,377
[5]	Ginnie Mae REMICS	4.000%	11/20/2055	25,896	25,534
[5]	Ginnie Mae REMICS	5.000%	4/20/2038	8,282	8,407
					247,797
Total U.S. Government and Agency Obligations (Cost $3,517,359)					3,493,040
Asset-Backed/Commercial Mortgage-Backed Securities (23.4%)
[4,5,6]	Fannie Mae-Aces Class A2 Series 2015-M10	3.092%	4/25/2027	8,763	8,698
[4,5]	Fannie Mae-Aces Class A2 Series 2016-M7	2.499%	9/25/2026	7,680	7,633
[4,5,6]	Fannie Mae-Aces Class A2 Series 2017-M1	2.420%	10/25/2026	20,816	20,590
[4,5]	Fannie Mae-Aces Class A2 Series 2017-M11	2.980%	8/25/2029	16,413	15,941
[4,5,6]	Fannie Mae-Aces Class A2 Series 2017-M12	3.063%	6/25/2027	1,050	1,039
[4,5,6]	Fannie Mae-Aces Class A2 Series 2017-M13	2.935%	9/25/2027	1,821	1,797
[4,5,6]	Fannie Mae-Aces Class A2 Series 2017-M14	2.810%	11/25/2027	3,351	3,291
[4,5,6]	Fannie Mae-Aces Class A2 Series 2017-M15	2.966%	9/25/2027	8,051	7,958
3

Short-Term Federal Fund
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5,6]		Fannie Mae-Aces Class A2 Series 2017-M2	2.861%	2/25/2027	21,830	21,629
[4,5,6]		Fannie Mae-Aces Class A2 Series 2017-M7	2.961%	2/25/2027	32,754	32,454
[4,5,6]		Fannie Mae-Aces Class A2 Series 2017-M8	3.061%	5/25/2027	14,864	14,727
[4,5,6]		Fannie Mae-Aces Class A2 Series 2018-M1	2.983%	12/25/2027	4,160	4,101
[4,5,6]		Fannie Mae-Aces Class A2 Series 2018-M7	3.030%	3/25/2028	62,754	61,855
[4,5,6]		Fannie Mae-Aces Class A2 Series 2018-M8	3.311%	6/25/2028	9,531	9,435
[4,5,6]		Fannie Mae-Aces Class A2 Series 2018-M10	3.353%	7/25/2028	4,653	4,608
[4,5]		Fannie Mae-Aces Class A2 Series 2019-M22	2.522%	8/25/2029	8,451	8,084
[4,5]		Fannie Mae-Aces Class A2 Series 2019-M5	3.273%	2/25/2029	4,153	4,085
[4,5,6]		Fannie Mae-Aces Class A2 Series 2024-M6	2.904%	7/25/2027	134,452	133,087
[4,5,6]		Fannie Mae-Aces Class AL Series 2012-M14	2.876%	9/25/2027	8,839	8,702
[4,5,6]		Fannie Mae-Aces Class ATS2 Series 2017-M15	3.163%	11/25/2027	47,931	47,440
[4,5,6]		Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Class A2 Series K547	4.421%	5/25/2030	10,215	10,362
[4,5,6]		Freddie Mac Multiclass Structured Pass Through Certificates Class A1 Series 2021-P007	1.097%	11/25/2027	4,303	4,098
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K057	2.570%	7/25/2026	61,195	60,825
[4,5,6]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K059	3.120%	9/25/2026	15,024	14,938
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K068	3.244%	8/25/2027	21,580	21,403
[4,5,6]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K069	3.187%	9/25/2027	26,825	26,565
[4,5,6]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K070	3.303%	11/25/2027	4,100	4,066
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K071	3.286%	11/25/2027	22,500	22,301
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K072	3.444%	12/25/2027	27,060	26,883
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K073	3.350%	1/25/2028	3,930	3,897
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K074	3.600%	1/25/2028	11,278	11,230
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K078	3.854%	6/25/2028	9,940	9,942
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K079	3.926%	6/25/2028	8,621	8,637
[4,5,6]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K080	3.926%	7/25/2028	24,290	24,334
[4,5,6]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K081	3.900%	8/25/2028	27,882	27,916
[4,5,6]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K082	3.920%	9/25/2028	9,940	9,954
[4,5,6]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K083	4.050%	9/25/2028	29,245	29,365
[4,5,6]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K086	3.859%	11/25/2028	8,673	8,671
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K087	3.771%	12/25/2028	12,812	12,781
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K088	3.690%	1/25/2029	52,982	52,697
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K089	3.563%	1/25/2029	17,500	17,353
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K090	3.422%	2/25/2029	9,280	9,163
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K093	2.982%	5/25/2029	4,412	4,298
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K095	2.785%	6/25/2029	25,300	24,445
[4,5,6]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K513	4.724%	12/25/2028	1,265	1,292
[4,5,6]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K554	4.220%	12/25/2030	7,300	7,339
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K744	1.712%	7/25/2028	3,922	3,740
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K745	1.657%	8/25/2028	10,350	9,824
[4,5,6]		Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series	3.117%	10/25/2031	3,100	2,938
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class AM Series	0.937%	9/25/2027	60,766	58,024
[4,5]		Freddie Mac Multifamily Structured Pass Through Certificates Class AM Series	1.070%	10/25/2027	67,111	64,077
[4,5,6]		Freddie Mac Multifamily Structured Pass Through Certificates Class AM Series	1.752%	12/25/2028	44,550	42,010
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,049,653)						1,052,522
					Shares
Temporary Cash Investments (1.4%)
Money Market Fund (1.4%)
[8]		Vanguard Market Liquidity Fund (Cost $65,538)	3.704%		655,392	65,539
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
	2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.270% Annually	WFB	7/16/2026	3.270%	47,090	144
	30-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.950% Annually	BANA	3/9/2026	3.950%	3,810	9
	30-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.690% Annually	WFB	7/16/2026	3.690%	5,270	33
						186
4

Short-Term Federal Fund
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
Put Swaptions
	2-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.600% Annually	JPMC	1/20/2028	3.600%	25,650	187
	2-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.500% Annually	WFB	1/21/2027	3.500%	24,320	95
	5-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.690% Annually	BNPSW	4/8/2026	3.690%	37,890	87
						369
Total Options Purchased (Cost $659)						555
Total Investments (102.5%) (Cost $4,633,209)						4,611,656
			Coupon	Maturity Date	Face Amount ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-1.3%)
[4,5,7]	UMBS Pool		4.000%	2/12/2056	(16,169)	(14,482)
[4,5,7]	UMBS Pool		5.500%	2/15/2056	(45,122)	(45,615)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $60,551)						(60,097)
Other Assets and Liabilities—Net (-1.2%)						(54,169)
Net Assets (100%)						4,497,390
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $3,881 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $3,301 have been segregated as initial margin for open futures contracts.
3	Securities with a value of $25 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2026.
8	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
BANA—Bank of America, N.A.
BNPSW—BNP Paribas.
JPMC—JPMorgan Chase Bank, N.A.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
UMBS—Uniform Mortgage-Backed Securities.
WFB—Wells Fargo Bank N.A.
5

Short-Term Federal Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Call Swaptions
2-Year Interest Rate Swap, Receives SOFR Annually, Pays 2.870% Annually	WFB	7/16/2026	2.870%	47,090	(49)
30-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.750% Annually	BANA	3/9/2026	3.750%	7,620	(4)
30-Year Interest Rate Swap, Receives SOFR Annually, Pays 4.090% Annually	WFB	7/16/2026	4.090%	5,270	(115)
					(168)

Put Swaptions
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.750% Annually	WFB	1/21/2027	3.750%	48,640	(110)
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.850% Annually	JPMC	1/20/2028	3.850%	25,650	(139)
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 4.100% Annually	JPMC	1/20/2028	4.100%	25,650	(101)
5-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.460% Annually	BNPSW	4/8/2026	3.460%	18,950	(135)
					(485)
Total Options Written (Premiums Received $780)					(653)
BANA—Bank of America, N.A.
BNPSW—BNP Paribas.
JPMC—JPMorgan Chase Bank, N.A.
SOFR—Secured Overnight Financing Rate.
WFB—Wells Fargo Bank N.A.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2026	1,158	241,434	(81)
5-Year U.S. Treasury Note	March 2026	155	16,884	5
				(76)

Short Futures Contracts
10-Year U.S. Treasury Note	March 2026	(443)	(49,540)	(114)
Ultra 10-Year U.S. Treasury Note	March 2026	(617)	(70,434)	313
				199
				123

Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
12/15/2027	4/3/2026[1]	140,000	0.000[2]	(3.128)[3]	468	468
12/15/2027	4/3/2026[1]	27,000	0.000[2]	(3.230)[3]	45	45
5/31/2030	4/3/2026[1]	29,000	0.000[2]	(3.282)[3]	214	214
5/31/2030	4/3/2026[1]	29,000	0.000[2]	(3.428)[3]	52	52
5/31/2030	4/3/2026[1]	12,000	0.000[2]	(3.389)[3]	39	39
					818	818
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/(paid) annually.
3 Interest payment received/(paid) annually.

See accompanying Notes, which are an integral part of the Financial Statements.
6

Short-Term Federal Fund
Statement of Assets and Liabilities
As of January 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,567,671)	4,546,117
Affiliated Issuers (Cost $65,538)	65,539
Total Investments in Securities	4,611,656
Investment in Vanguard	106
Cash	3,990
Receivables for Investment Securities Sold	752,094
Receivables for Accrued Income	17,547
Receivables for Capital Shares Issued	2,879
Variation Margin Receivable—Futures Contracts	232
Other Assets	111
Total Assets	5,388,615
Liabilities
Payables for Investment Securities Purchased	823,076
Payables for Capital Shares Redeemed	5,395
Payables for Distributions	1,700
Payables to Vanguard	227
Liability for Sale Commitments, at Value (Proceeds $60,551)	60,097
Options Written, at Value (Premiums Received $780)	653
Variation Margin Payable—Centrally Cleared Swap Contracts	77
Total Liabilities	891,225
Net Assets	4,497,390
At January 31, 2026, net assets consisted of:

Paid-in Capital	4,974,198
Total Distributable Earnings (Loss)	(476,808)
Net Assets	4,497,390

Investor Shares—Net Assets
Applicable to 34,003,784 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	351,733
Net Asset Value Per Share—Investor Shares	$10.34

Admiral™ Shares—Net Assets
Applicable to 400,780,138 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,145,657
Net Asset Value Per Share—Admiral Shares	$10.34

See accompanying Notes, which are an integral part of the Financial Statements.
7

Short-Term Federal Fund
Statement of Operations

Year Ended January 31, 2026
($000)
Investment Income
Income
Interest[1]	173,606
Total Income	173,606
Expenses
The Vanguard Group—Note C
Investment Advisory Services	521
Management and Administrative—Investor Shares	644
Management and Administrative—Admiral Shares	3,151
Marketing and Distribution—Investor Shares	19
Marketing and Distribution—Admiral Shares	228
Custodian Fees	67
Auditing Fees	38
Shareholders’ Reports and Proxy Fees—Investor Shares	17
Shareholders’ Reports and Proxy Fees—Admiral Shares	55
Trustees’ Fees and Expenses	3
Other Expenses	19
Total Expenses	4,762
Net Investment Income	168,844
Realized Net Gain (Loss)
Investment Securities Sold[1]	5,636
Futures Contracts	(11,032)
Options Purchased	(490)
Options Written	42
Swap Contracts	1,343
Realized Net Gain (Loss)	(4,501)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	77,818
Futures Contracts	(1,968)
Options Purchased	(104)
Options Written	127
Swap Contracts	1,114
Change in Unrealized Appreciation (Depreciation)	76,987
Net Increase (Decrease) in Net Assets Resulting from Operations	241,330
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,120, ($3), and less than $1, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
8

Short-Term Federal Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	168,844	163,543
Realized Net Gain (Loss)	(4,501)	(16,690)
Change in Unrealized Appreciation (Depreciation)	76,987	44,698
Net Increase (Decrease) in Net Assets Resulting from Operations	241,330	191,551
Distributions
Investor Shares	(13,785)	(13,830)
Admiral Shares	(155,214)	(149,671)
Total Distributions	(168,999)	(163,501)
Capital Share Transactions
Investor Shares	(35,930)	(42,584)
Admiral Shares	95,028	(481,643)
Net Increase (Decrease) from Capital Share Transactions	59,098	(524,227)
Total Increase (Decrease)	131,429	(496,177)
Net Assets
Beginning of Period	4,365,961	4,862,138
End of Period	4,497,390	4,365,961

See accompanying Notes, which are an integral part of the Financial Statements.
9

Short-Term Federal Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$10.17	$10.11	$10.15	$10.70	$11.02
Investment Operations
Net Investment Income[1]	.385	.353	.340	.182	.054
Net Realized and Unrealized Gain (Loss) on Investments	.170	.060	(.041)	(.545)	(.215)
Total from Investment Operations	.555	.413	.299	(.363)	(.161)
Distributions
Dividends from Net Investment Income	(.385)	(.353)	(.339)	(.187)	(.053)
Distributions from Realized Capital Gains	—	—	—	—	(.106)
Total Distributions	(.385)	(.353)	(.339)	(.187)	(.159)
Net Asset Value, End of Period	$10.34	$10.17	$10.11	$10.15	$10.70
Total Return[2]	5.54%	4.16%	3.03%	-3.39%	-1.48%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$352	$382	$422	$479	$612
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%[3]	0.20%[3]	0.20%
Ratio of Net Investment Income to Average Net Assets	3.74%	3.49%	3.40%	1.76%	0.50%
Portfolio Turnover Rate[4]	398%	403%	342%	442%	424%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 58%, 31%, 79%, 86%, and 87%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Short-Term Federal Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$10.17	$10.11	$10.15	$10.70	$11.02
Investment Operations
Net Investment Income[1]	.395	.363	.350	.189	.065
Net Realized and Unrealized Gain (Loss) on Investments	.171	.060	(.041)	(.542)	(.215)
Total from Investment Operations	.566	.423	.309	(.353)	(.150)
Distributions
Dividends from Net Investment Income	(.396)	(.363)	(.349)	(.197)	(.064)
Distributions from Realized Capital Gains	—	—	—	—	(.106)
Total Distributions	(.396)	(.363)	(.349)	(.197)	(.170)
Net Asset Value, End of Period	$10.34	$10.17	$10.11	$10.15	$10.70
Total Return[2]	5.64%	4.26%	3.14%	-3.29%	-1.38%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,146	$3,984	$4,440	$5,053	$7,258
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%[3]	0.10%[3]	0.10%
Ratio of Net Investment Income to Average Net Assets	3.84%	3.59%	3.50%	1.84%	0.59%
Portfolio Turnover Rate[4]	398%	403%	342%	442%	424%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 58%, 31%, 79%, 86%, and 87%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Short-Term Federal Fund
Notes to Financial Statements
Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. The fund may sell a TBA that it does not hold (Sales Commitments) to manage portfolio risks while giving the fund more flexibility. The settlement date of a Sales Commitment is not set, and the positions can be increased or decreased to ensure appropriate hedging ratios for the fund and may be offset by entering into an equal amount of TBA purchases. When the fund is a buyer of TBA transactions, it maintains cash, short-term investments, or Treasuries in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price on a predetermined date. The fund forgoes principal and interest paid on the securities sold. In exchange for the forgone principal and interest paid, the fund is compensated by investing the proceeds of the sale, typically in high-quality short-term fixed income securities, and earning interest on such investments. Further the fund receives a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell substantially similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2026, the fund’s average value of investments in options purchased and options written represented less than 1% of net assets, based on the average market values at each quarter-end during the period. The fund had no open options contracts on futures at January 31, 2026.
5. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may
12

Short-Term Federal Fund
also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2026, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
6. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2026, the fund’s average investments in long and short futures contracts represented 11% and 7% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. The fund enters into inflation swap transactions to transfer inflation risk from one party to another through an exchange of cash flows. Under the terms of the swap, one party pays a fixed rate applied to a notional amount. In return, the other party pays a floating rate linked to an inflation index.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
13

Short-Term Federal Fund
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2026, the fund’s average amounts of investments in interest rate swaps represented 5% of net assets, based on the average of notional amounts at each quarter-end during the period.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Capital Management, LLC.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2026, the fund had contributed to Vanguard capital in the amount of $106,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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Short-Term Federal Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,493,040	—	3,493,040
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,052,522	—	1,052,522
Temporary Cash Investments	65,539	—	—	65,539
Options Purchased	—	555	—	555
Total	65,539	4,546,117	—	4,611,656
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	(60,097)	—	(60,097)
Derivative Financial Instruments
Assets
Futures Contracts[1]	318	—	—	318
Swap Contracts[1]	—	818	—	818
Total	318	818	—	1,136
Liabilities
Options Written	—	(653)	—	(653)
Futures Contracts[1]	(195)	—	—	(195)
Total	(195)	(653)	—	(848)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, the recognition of gain or loss from foreign currency hedges, and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	3,519
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(20,173)
Capital Loss Carryforwards	(458,454)
Qualified Late-Year Losses	—
Other Temporary Differences	(1,700)
Total	(476,808)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	168,999	163,501
Long-Term Capital Gains	—	—
Total	168,999	163,501
*	Includes short-term capital gains, if any.
15

Short-Term Federal Fund
As of January 31, 2026, gross unrealized appreciation and depreciation for investments, derivatives, and sale commitments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,632,448
Gross Unrealized Appreciation	34,024
Gross Unrealized Depreciation	(54,197)
Net Unrealized Appreciation (Depreciation)	(20,173)
F.	During the year ended January 31, 2026, the fund purchased $17,206,807,000 of investment securities and sold $17,368,718,000 of investment securities, other than temporary cash investments.
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	57,931	5,629	58,501	5,796
Issued in Lieu of Cash Distributions	12,711	1,233	12,700	1,256
Redeemed	(106,572)	(10,353)	(113,785)	(11,280)
Net Increase (Decrease)—Investor Shares	(35,930)	(3,491)	(42,584)	(4,228)
Admiral Shares
Issued	994,913	96,680	780,679	77,199
Issued in Lieu of Cash Distributions	136,049	13,199	132,042	13,059
Redeemed	(1,035,934)	(100,695)	(1,394,364)	(137,878)
Net Increase (Decrease)—Admiral Shares	95,028	9,184	(481,643)	(47,620)
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Federal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Short-Term Federal Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2026, the related statement of operations for the year ended January 31, 2026, the statement of changes in net assets for each of the two years in the period ended January 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2026 and the financial highlights for each of the five years in the period ended January 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Tax information (unaudited)
The fund hereby designates for the fiscal year $53,269,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
Q99400 032026
18

Financial Statements
For the year ended January 31, 2026
Vanguard Short-Term Treasury Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	17
Tax information	18

Short-Term Treasury Fund
Financial Statements
Schedule of Investments
As of January 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (96.2%)
U.S. Government Securities (80.1%)
	United States Treasury Inflation Indexed Bonds	1.875%	1/15/2036	1	1
	United States Treasury Note/Bond	2.500%	3/31/2027	227,000	224,260
	United States Treasury Note/Bond	4.500%	4/15/2027	88,000	88,976
	United States Treasury Note/Bond	0.500%	4/30/2027	75,000	72,264
	United States Treasury Note/Bond	2.750%	4/30/2027	126,500	125,294
[1]	United States Treasury Note/Bond	3.750%	4/30/2027	74,735	74,925
	United States Treasury Note/Bond	4.500%	5/15/2027	80,000	80,947
	United States Treasury Note/Bond	2.625%	5/31/2027	72,500	71,639
	United States Treasury Note/Bond	3.875%	5/31/2027	20,000	20,086
	United States Treasury Note/Bond	3.250%	6/30/2027	90,000	89,655
	United States Treasury Note/Bond	3.875%	7/31/2027	180,000	180,886
	United States Treasury Note/Bond	3.750%	8/15/2027	182,070	182,660
	United States Treasury Note/Bond	0.500%	8/31/2027	65,000	62,001
	United States Treasury Note/Bond	3.625%	8/31/2027	50,500	50,567
	United States Treasury Note/Bond	3.375%	9/15/2027	101,850	101,591
[2]	United States Treasury Note/Bond	0.375%	9/30/2027	9,474	8,997
	United States Treasury Note/Bond	3.875%	10/15/2027	35,000	35,194
[3]	United States Treasury Note/Bond	0.500%	10/31/2027	151,500	143,818
	United States Treasury Note/Bond	3.500%	10/31/2027	67,000	66,956
	United States Treasury Note/Bond	4.125%	11/15/2027	83,000	83,824
	United States Treasury Note/Bond	0.625%	11/30/2027	80,800	76,681
	United States Treasury Note/Bond	3.875%	11/30/2027	115,000	115,674
	United States Treasury Note/Bond	0.750%	1/31/2028	61,900	58,602
	United States Treasury Note/Bond	4.250%	2/15/2028	43,000	43,588
	United States Treasury Note/Bond	4.000%	2/29/2028	148,000	149,318
	United States Treasury Note/Bond	1.250%	3/31/2028	107,600	102,493
	United States Treasury Note/Bond	3.750%	4/15/2028	24,105	24,202
	United States Treasury Note/Bond	2.875%	5/15/2028	200	197
	United States Treasury Note/Bond	3.750%	5/15/2028	105,500	105,937
	United States Treasury Note/Bond	3.625%	5/31/2028	52,300	52,367
	United States Treasury Note/Bond	3.875%	6/15/2028	47,000	47,332
	United States Treasury Note/Bond	3.875%	7/15/2028	39,000	39,276
	United States Treasury Note/Bond	1.125%	8/31/2028	80,000	75,200
	United States Treasury Note/Bond	4.375%	8/31/2028	26,000	26,499
	United States Treasury Note/Bond	3.375%	9/15/2028	118,000	117,382
	United States Treasury Note/Bond	1.250%	9/30/2028	93,132	87,642
	United States Treasury Note/Bond	1.375%	10/31/2028	94,075	88,658
	United States Treasury Note/Bond	4.875%	10/31/2028	330	341
	United States Treasury Note/Bond	1.500%	11/30/2028	43,200	40,780
	United States Treasury Note/Bond	4.375%	11/30/2028	55,000	56,128
	United States Treasury Note/Bond	1.375%	12/31/2028	18,000	16,901
	United States Treasury Note/Bond	3.750%	12/31/2028	41,000	41,162
	United States Treasury Note/Bond	1.750%	1/31/2029	99,000	93,802
	United States Treasury Note/Bond	4.000%	1/31/2029	107,000	108,170
	United States Treasury Note/Bond	1.875%	2/28/2029	110,000	104,457
	United States Treasury Note/Bond	2.375%	3/31/2029	126,500	121,776
	United States Treasury Note/Bond	4.125%	3/31/2029	11,000	11,161
	United States Treasury Note/Bond	2.875%	4/30/2029	48,000	46,886
	United States Treasury Note/Bond	4.625%	4/30/2029	65,000	66,945
	United States Treasury Note/Bond	3.250%	6/30/2029	76,200	75,212
	United States Treasury Note/Bond	4.250%	6/30/2029	101,000	102,894
	United States Treasury Note/Bond	2.625%	7/31/2029	31,000	29,954
	United States Treasury Note/Bond	3.500%	9/30/2029	25,000	24,842
	United States Treasury Note/Bond	3.875%	9/30/2029	101,400	102,042
	United States Treasury Note/Bond	4.125%	10/31/2029	52,000	52,764
	United States Treasury Note/Bond	4.125%	11/30/2029	29,000	29,428
	United States Treasury Note/Bond	3.500%	1/31/2030	88,500	87,788
	United States Treasury Note/Bond	4.250%	1/31/2030	28,696	29,259
	United States Treasury Note/Bond	4.000%	2/28/2030	44,981	45,441
	United States Treasury Note/Bond	3.625%	3/31/2030	40,000	39,825
1

Short-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	4.000%	3/31/2030	60,000	60,600
	United States Treasury Note/Bond	3.875%	4/30/2030	30,000	30,155
	United States Treasury Note/Bond	3.750%	5/31/2030	33,000	33,000
	United States Treasury Note/Bond	3.625%	8/31/2030	25,000	24,840
	United States Treasury Note/Bond	4.125%	8/31/2030	24,500	24,852
	United States Treasury Note/Bond	3.625%	9/30/2030	43,000	42,711
	United States Treasury Note/Bond	4.625%	9/30/2030	52,000	53,853
	United States Treasury Note/Bond	3.625%	10/31/2030	27,000	26,808
	United States Treasury Note/Bond	4.875%	10/31/2030	20,000	20,938
	United States Treasury Note/Bond	4.375%	11/30/2030	19,000	19,479
	United States Treasury Note/Bond	3.625%	12/31/2030	30,000	29,766
					4,670,549
Agency Bonds and Notes (2.7%)
	Resolution Funding Corp. Principal Strip	0.000%	1/15/2030	71,700	61,398
	Resolution Funding Corp. Principal Strip	0.000%	4/15/2030	110,000	93,246
					154,644
Conventional Mortgage-Backed Securities (13.2%)
[4,5]	Fannie Mae Pool	1.080%	12/1/2027	8,650	8,238
[4,5]	Fannie Mae Pool	1.120%	12/1/2027	14,900	14,185
[4,5]	Fannie Mae Pool	1.230%	6/1/2028	530	499
[4,5]	Fannie Mae Pool	1.330%	3/1/2028–10/1/2028	47,640	45,206
[4,5,6]	Fannie Mae Pool	1.384%	12/1/2030	6,779	6,011
[4,5]	Fannie Mae Pool	1.385%	10/1/2028	3,540	3,319
[4,5]	Fannie Mae Pool	1.400%	10/1/2028	5,310	4,981
[4,5]	Fannie Mae Pool	1.455%	10/1/2028	2,415	2,274
[4,5]	Fannie Mae Pool	1.470%	10/1/2028	8,910	8,382
[4,5]	Fannie Mae Pool	1.490%	1/1/2031	5,200	4,633
[4,5]	Fannie Mae Pool	1.530%	5/1/2027	5,571	5,417
[4,5]	Fannie Mae Pool	1.540%	5/1/2028	5,650	5,371
[4,5,6]	Fannie Mae Pool	1.773%	8/1/2051	588	567
[4,5]	Fannie Mae Pool	2.140%	10/1/2029	4,292	4,045
[4,5]	Fannie Mae Pool	2.170%	3/1/2027	6,897	6,772
[4,5]	Fannie Mae Pool	2.220%	2/1/2027	8,885	8,742
[4,5]	Fannie Mae Pool	2.360%	11/1/2026	3,540	3,498
[4,5]	Fannie Mae Pool	2.550%	12/1/2029	1,175	1,114
[4,5]	Fannie Mae Pool	2.940%	4/1/2027	5,833	5,776
[4,5]	Fannie Mae Pool	2.965%	1/1/2028	1,970	1,939
[4,5]	Fannie Mae Pool	2.970%	12/1/2027	3,205	3,160
[4,5]	Fannie Mae Pool	3.000%	10/1/2027	1,414	1,396
[4,5]	Fannie Mae Pool	3.020%	3/1/2028	400	394
[4,5]	Fannie Mae Pool	3.050%	5/1/2028	3,732	3,672
[4,5]	Fannie Mae Pool	3.140%	3/1/2027	5,500	5,460
[4,5]	Fannie Mae Pool	3.290%	4/1/2027	1,100	1,093
[4,5]	Fannie Mae Pool	3.320%	7/1/2029	1,200	1,175
[4,5]	Fannie Mae Pool	3.470%	3/1/2029	4,225	4,176
[4,5]	Fannie Mae Pool	3.485%	4/1/2028	700	695
[4,5]	Fannie Mae Pool	3.790%	1/1/2029	6,800	6,794
[4,5]	Fannie Mae Pool	3.820%	1/1/2031	9,500	9,377
[4,5]	Fannie Mae Pool	3.840%	12/1/2028	11,100	11,080
[4,5]	Fannie Mae Pool	3.910%	1/1/2031	1,900	1,883
[4,5]	Fannie Mae Pool	3.930%	1/1/2031	14,900	14,794
[4,5]	Fannie Mae Pool	4.040%	8/1/2030	1,893	1,882
[4,5]	Fannie Mae Pool	4.060%	12/1/2030	5,400	5,385
[4,5]	Fannie Mae Pool	4.140%	1/1/2031	3,800	3,804
[4,5]	Fannie Mae Pool	4.150%	8/1/2030	7,265	7,287
[4,5]	Fannie Mae Pool	4.180%	8/1/2030	11,540	11,589
[4,5]	Fannie Mae Pool	4.190%	4/1/2030–5/1/2030	11,400	11,460
[4,5]	Fannie Mae Pool	4.210%	12/1/2030	7,600	7,636
[4,5]	Fannie Mae Pool	4.220%	9/1/2030	30,440	30,616
[4,5]	Fannie Mae Pool	4.255%	8/1/2030	10,110	10,185
[4,5]	Fannie Mae Pool	4.260%	9/1/2030	4,370	4,403
[4,5]	Fannie Mae Pool	4.290%	4/1/2030	16,020	16,168
[4,5]	Fannie Mae Pool	4.305%	9/1/2030	6,460	6,507
[4,5]	Fannie Mae Pool	4.310%	8/1/2030	17,000	17,164
[4,5]	Fannie Mae Pool	4.340%	9/1/2030	5,620	5,674
[4,5]	Fannie Mae Pool	4.390%	5/1/2030	10,711	10,830
[4,5]	Fannie Mae Pool	4.420%	7/1/2030	9,750	9,889
[4,5]	Fannie Mae Pool	4.430%	8/1/2028	1,100	1,114
[4,5,6]	Fannie Mae Pool	4.521%	9/1/2055	2,474	2,482
2

Short-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	Fannie Mae Pool	4.530%	1/1/2030	4,000	4,066
[4,5,6]	Fannie Mae Pool	4.552%	10/1/2055	4,165	4,179
[4,5]	Fannie Mae Pool	4.600%	11/1/2029	1,900	1,939
[4,5,6]	Fannie Mae Pool	4.622%	8/1/2055	1,440	1,454
[4,5,6]	Fannie Mae Pool	4.638%	11/1/2055	5,183	5,213
[4,5]	Fannie Mae Pool	4.650%	8/1/2028–2/1/2029	20,650	21,046
[4,5]	Fannie Mae Pool	4.660%	10/1/2030	8,174	8,347
[4,5]	Fannie Mae Pool	4.700%	7/1/2028–1/1/2030	9,290	9,478
[4,5]	Fannie Mae Pool	4.710%	2/1/2030	4,100	4,196
[4,5,6]	Fannie Mae Pool	4.718%	1/1/2056	499	505
[4,5]	Fannie Mae Pool	4.720%	8/1/2030	22,225	22,772
[4,5,6]	Fannie Mae Pool	4.849%	12/1/2055	1,373	1,382
[4,5,6]	Fannie Mae Pool	4.864%	12/1/2055	8,255	8,349
[4,5]	Fannie Mae Pool	4.910%	12/1/2028	17,310	17,723
[4,5,6]	Fannie Mae Pool	5.000%	12/1/2055	29,049	29,476
[4,5,6]	Fannie Mae Pool	5.003%	11/1/2055	4,087	4,142
[4,5,6]	Fannie Mae Pool	5.055%	12/1/2055	1,128	1,145
[4,5,6]	Fannie Mae Pool	5.080%	4/1/2029–9/1/2055	16,111	16,520
[4,5]	Fannie Mae Pool	5.090%	11/1/2028	6,621	6,802
[4,5,6]	Fannie Mae Pool	5.108%	12/1/2055	3,147	3,211
[4,5,6]	Fannie Mae Pool	5.110%	10/1/2055	763	776
[4,5,6]	Fannie Mae Pool	5.134%	9/1/2055	1,597	1,625
[4,5,6]	Fannie Mae Pool	5.144%	6/1/2053	2,931	2,993
[4,5,6]	Fannie Mae Pool	5.167%	12/1/2055	298	303
[4,5]	Fannie Mae Pool	5.220%	6/1/2029	3,558	3,676
[4,5,6]	Fannie Mae Pool	5.370%	5/1/2055	1,863	1,907
[4,5,6]	Fannie Mae Pool	5.408%	9/1/2055	8,942	9,140
[4,5]	Fannie Mae Pool	5.470%	6/1/2029	3,718	3,878
[4,5,6]	Fannie Mae Pool	5.696%	9/1/2055	9,638	9,915
[4,5]	Freddie Mac Gold Pool	2.500%	4/1/2032–7/1/2033	9,872	9,530
[4,5,6]	Freddie Mac Non Gold Pool	4.561%	10/1/2055	1,352	1,353
[4,5,6]	Freddie Mac Non Gold Pool	4.644%	1/1/2056	3,380	3,392
[4,5,6]	Freddie Mac Non Gold Pool	4.959%	11/1/2055	626	635
[4,5,6]	Freddie Mac Non Gold Pool	5.028%	9/1/2055	914	926
[4,5,6]	Freddie Mac Non Gold Pool	5.101%	11/1/2055	1,116	1,131
[4,5,6]	Freddie Mac Non Gold Pool	5.121%	9/1/2055	18,523	18,795
[4,5,6]	Freddie Mac Non Gold Pool	5.143%	12/1/2055	1,369	1,388
[4,5,6]	Freddie Mac Non Gold Pool	5.157%	10/1/2055	963	980
[4,5,6]	Freddie Mac Non Gold Pool	5.177%	10/1/2055	884	897
[4,5,6]	Freddie Mac Non Gold Pool	5.206%	11/1/2055	828	843
[4,5,6]	Freddie Mac Non Gold Pool	5.259%	10/1/2055	448	455
[4,5,6]	Freddie Mac Non Gold Pool	5.300%	9/1/2055	1,071	1,088
[4,5,6]	Freddie Mac Non Gold Pool	5.309%	11/1/2055	509	516
[4,5,6]	Freddie Mac Non Gold Pool	5.319%	9/1/2055	1,031	1,049
[4,5,6]	Freddie Mac Non Gold Pool	5.341%	9/1/2055	13,078	13,327
[4,5,6]	Freddie Mac Non Gold Pool	5.365%	10/1/2055	528	535
[4,5]	Freddie Mac Pool	1.050%	10/1/2027	17,110	16,304
[4,5]	Freddie Mac Pool	1.180%	5/1/2027	3,456	3,344
[4,5]	Freddie Mac Pool	1.250%	4/1/2027	11,566	11,229
[4,5]	Freddie Mac Pool	3.900%	8/1/2030	24,500	24,317
[4,5]	Freddie Mac Pool	4.000%	4/1/2030–8/1/2030	16,000	15,970
[4,5]	Freddie Mac Pool	4.030%	7/1/2030	2,900	2,891
[4,5]	Freddie Mac Pool	4.150%	2/1/2030	9,800	9,829
[4,5]	Freddie Mac Pool	4.320%	11/1/2028	5,400	5,460
[4,6]	Ginnie Mae II Pool	4.500%	9/20/2055–1/20/2056	30,967	31,131
[4,6]	Ginnie Mae II Pool	5.000%	11/20/2055	1,115	1,133
[4,5]	UMBS Pool	2.500%	1/1/2032–1/1/2033	1,072	1,033
[4,5]	UMBS Pool	5.000%	10/1/2035	15,790	16,010
					771,842
Nonconventional Mortgage-Backed Securities (0.2%)
[4,5]	Fannie Mae REMICS	1.750%	5/25/2041	8,880	8,112
[4,5,6]	Freddie Mac REMICS	3.500%	2/25/2052	2,593	2,284
[4,6]	Ginnie Mae REMICS	2.500%	5/20/2051	2,221	1,838
[4,6]	Ginnie Mae REMICS	3.000%	12/20/2051	957	824
					13,058
Total U.S. Government and Agency Obligations (Cost $5,595,049)					5,610,093
Asset-Backed/Commercial Mortgage-Backed Securities (1.6%)
[4,5,6]	Fannie Mae-Aces Class A2 Series 2017-M12	3.063%	6/25/2027	1,404	1,390
3

Short-Term Treasury Fund
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5,6]	Fannie Mae-Aces Class A2 Series 2018-M13		3.750%	9/25/2030	1,912	1,892
[4,5]	Federal National Mortgage Association-ACES Class Commercial MBS Series FNA 2022-M2 A2		2.399%	11/25/2031	18,340	16,734
[4,5,6]	Freddie Mac Multiclass Structured Pass Through Certificates Class A1 Series 2021-P007		1.097%	11/25/2027	3,972	3,783
[4,5]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K117		1.406%	8/25/2030	22,100	19,738
[4,5]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K118		1.493%	9/25/2030	16,400	14,675
[4,5]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K125		1.846%	1/25/2031	12,500	11,271
[4,5,6]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K549		4.340%	9/25/2030	8,530	8,623
[4,5,6]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K554		4.220%	12/25/2030	9,500	9,550
[4,5,6]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series		3.117%	10/25/2031	4,100	3,886
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $91,477)						91,542
					Shares
Temporary Cash Investments (0.9%)
Money Market Fund (0.9%)
[7]	Vanguard Market Liquidity Fund (Cost $52,426)		3.704%		524,259	52,426
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
	2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.270% Annually	WFB	7/16/2026	3.270%	61,130	187
	10-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.350% Annually	NGFP	10/16/2030	3.350%	31,000	525
	30-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.950% Annually	BANA	3/9/2026	3.950%	5,070	12
	30-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.690% Annually	WFB	7/16/2026	3.690%	6,850	43
						767
Put Swaptions
	2-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.600% Annually	JPMC	1/20/2028	3.600%	33,200	242
	2-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.500% Annually	WFB	1/21/2027	3.500%	31,520	123
	5-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.690% Annually	BNPSW	4/8/2026	3.690%	49,140	113
						478
Total Options Purchased (Cost $1,870)						1,245
Total Investments (98.7%) (Cost $5,740,822)						5,755,306
Other Assets and Liabilities—Net (1.3%)						77,004
Net Assets (100%)						5,832,310
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $29 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $3,768 have been segregated as initial margin for open futures contracts.
3	Securities with a value of $5,326 have been segregated as initial margin for open centrally cleared swap contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
BANA—Bank of America, N.A.
BNPSW—BNP Paribas.
JPMC—JPMorgan Chase Bank, N.A.
NGFP—Nomura Global Financial Products Inc.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
UMBS—Uniform Mortgage-Backed Securities.
WFB—Wells Fargo Bank N.A.
4

Short-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Call Swaptions
2-Year Interest Rate Swap, Receives SOFR Annually, Pays 2.870% Annually	WFB	7/16/2026	2.870%	61,130	(64)
10-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.608% Annually	NGFP	10/16/2035	3.608%	26,100	(649)
30-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.750% Annually	BANA	3/9/2026	3.750%	10,140	(6)
30-Year Interest Rate Swap, Receives SOFR Annually, Pays 4.090% Annually	WFB	7/16/2026	4.090%	6,850	(149)
					(868)

Put Swaptions
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.750% Annually	WFB	1/21/2027	3.750%	63,040	(142)
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.850% Annually	JPMC	1/20/2028	3.850%	33,200	(180)
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 4.100% Annually	JPMC	1/20/2028	4.100%	33,200	(131)
5-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.460% Annually	BNPSW	4/8/2026	3.460%	24,570	(175)
					(628)
Total Options Written (Premiums Received $2,337)					(1,496)
BANA—Bank of America, N.A.
BNPSW—BNP Paribas.
JPMC—JPMorgan Chase Bank, N.A.
NGFP—Nomura Global Financial Products Inc.
SOFR—Secured Overnight Financing Rate.
WFB—Wells Fargo Bank N.A.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2026	3,106	647,577	(387)
10-Year U.S. Treasury Note	March 2026	280	31,312	47
				(340)

Short Futures Contracts
5-Year U.S. Treasury Note	March 2026	(2,076)	(226,138)	(36)
Long U.S. Treasury Bond	March 2026	(8)	(921)	6
Ultra 10-Year U.S. Treasury Note	March 2026	(320)	(36,530)	107
				77
				(263)

Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
12/15/2027	4/3/2026[1]	35,000	0.000[2]	(3.230)[3]	59	59
5/31/2030	4/3/2026[1]	76,000	0.000[2]	(3.307)[3]	489	489
5/31/2030	4/3/2026[1]	38,000	0.000[2]	(3.282)[3]	280	280
5/31/2030	4/3/2026[1]	38,000	0.000[2]	(3.428)[3]	68	68
5/31/2030	4/3/2026[1]	15,000	0.000[2]	(3.389)[3]	49	49
1/5/2033	1/5/2028[1]	8,710	3.709[3]	(0.000)[2]	(36)	(36)
10/24/2035	N/A	11,876	0.000[4]	(2.480)[5]	11	11
5

Short-Term Treasury Fund
Centrally Cleared Interest Rate Swaps (continued)
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
10/24/2035	N/A	2,638	0.000[4]	(2.472)[5]	5	5
10/24/2035	N/A	2,638	0.000[4]	(2.492)[5]	—	—
10/24/2035	N/A	2,638	0.000[4]	(2.479)[5]	3	3
10/27/2035	N/A	6,599	0.000[4]	(2.505)[5]	(8)	(8)
10/27/2035	N/A	2,639	0.000[4]	(2.502)[5]	(3)	(3)
10/30/2035	N/A	4,000	0.000[4]	(2.475)[5]	5	5
12/1/2035	N/A	17,000	0.000[4]	(2.409)[5]	106	106
10/18/2040	10/18/2030[1]	12,400	0.000[2]	(4.100)[3]	306	306
1/22/2041	1/22/2031[1]	2,190	4.517[3]	(0.000)[2]	4	4
10/18/2045	10/18/2035[1]	13,800	4.358[3]	(0.000)[2]	(296)	(296)
1/22/2046	1/22/2036[1]	2,690	0.000[2]	(4.781)[3]	(4)	(4)
1/7/2058	1/5/2028[1]	2,340	0.000[2]	(4.239)[3]	23	23
					1,061	1,061
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/(paid) annually.
3 Interest payment received/(paid) annually.
4 Zero-coupon. Based on the return of US Consumer Price Index for All Urban Consumers (USCPIU). Interest payment received/(paid) at maturity.
5 Interest payment received/(paid) at maturity.

See accompanying Notes, which are an integral part of the Financial Statements.
6

Short-Term Treasury Fund
Statement of Assets and Liabilities
As of January 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,688,396)	5,702,880
Affiliated Issuers (Cost $52,426)	52,426
Total Investments in Securities	5,755,306
Investment in Vanguard	138
Cash	5,690
Receivables for Investment Securities Sold	332,962
Receivables for Accrued Income	47,153
Receivables for Capital Shares Issued	6,058
Variation Margin Receivable—Futures Contracts	207
Other Assets	130
Total Assets	6,147,644
Liabilities
Payables for Investment Securities Purchased	306,956
Payables for Capital Shares Redeemed	4,502
Payables for Distributions	1,997
Payables to Vanguard	292
Options Written, at Value (Premiums Received $2,337)	1,496
Variation Margin Payable—Centrally Cleared Swap Contracts	91
Total Liabilities	315,334
Net Assets	5,832,310
At January 31, 2026, net assets consisted of:

Paid-in Capital	6,391,973
Total Distributable Earnings (Loss)	(559,663)
Net Assets	5,832,310

Investor Shares—Net Assets
Applicable to 45,325,294 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	450,279
Net Asset Value Per Share—Investor Shares	$9.93

Admiral™ Shares—Net Assets
Applicable to 541,757,137 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,382,031
Net Asset Value Per Share—Admiral Shares	$9.93

See accompanying Notes, which are an integral part of the Financial Statements.
7

Short-Term Treasury Fund
Statement of Operations

Year Ended January 31, 2026
($000)
Investment Income
Income
Interest[1]	237,250
Total Income	237,250
Expenses
The Vanguard Group—Note C
Investment Advisory Services	693
Management and Administrative—Investor Shares	826
Management and Administrative—Admiral Shares	4,261
Marketing and Distribution—Investor Shares	30
Marketing and Distribution—Admiral Shares	304
Custodian Fees	65
Auditing Fees	36
Shareholders’ Reports and Proxy Fees—Investor Shares	17
Shareholders’ Reports and Proxy Fees—Admiral Shares	47
Trustees’ Fees and Expenses	3
Other Expenses	16
Total Expenses	6,298
Net Investment Income	230,952
Realized Net Gain (Loss)
Investment Securities Sold[1]	54,651
Futures Contracts	(7,594)
Options Purchased	(451)
Options Written	12
Swap Contracts	(400)
Realized Net Gain (Loss)	46,218
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	17,291
Futures Contracts	(1,062)
Options Purchased	(625)
Options Written	841
Swap Contracts	1,561
Change in Unrealized Appreciation (Depreciation)	18,006
Net Increase (Decrease) in Net Assets Resulting from Operations	295,176
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,708, less than $1, and ($1), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
8

Short-Term Treasury Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	230,952	259,022
Realized Net Gain (Loss)	46,218	(8,566)
Change in Unrealized Appreciation (Depreciation)	18,006	(28,051)
Net Increase (Decrease) in Net Assets Resulting from Operations	295,176	222,405
Distributions
Investor Shares	(18,194)	(20,656)
Admiral Shares	(212,907)	(238,436)
Total Distributions	(231,101)	(259,092)
Capital Share Transactions
Investor Shares	(26,071)	(34,872)
Admiral Shares	(40,279)	(200,416)
Net Increase (Decrease) from Capital Share Transactions	(66,350)	(235,288)
Total Increase (Decrease)	(2,275)	(271,975)
Net Assets
Beginning of Period	5,834,585	6,106,560
End of Period	5,832,310	5,834,585

See accompanying Notes, which are an integral part of the Financial Statements.
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Short-Term Treasury Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$9.82	$9.88	$10.00	$10.54	$10.77
Investment Operations
Net Investment Income[1]	.382	.430	.397	.215	.036
Net Realized and Unrealized Gain (Loss) on Investments	.110	(.060)	(.120)	(.540)	(.207)
Total from Investment Operations	.492	.370	.277	(.325)	(.171)
Distributions
Dividends from Net Investment Income	(.382)	(.430)	(.397)	(.215)	(.035)
Distributions from Realized Capital Gains	—	—	—	—	(.024)
Total Distributions	(.382)	(.430)	(.397)	(.215)	(.059)
Net Asset Value, End of Period	$9.93	$9.82	$9.88	$10.00	$10.54
Total Return[2]	5.09%	3.83%	2.87%	-3.08%	-1.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$450	$471	$509	$570	$582
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%[3]	0.20%[3]	0.20%[3]	0.20%
Ratio of Net Investment Income to Average Net Assets	3.86%	4.38%	4.04%	2.12%	0.34%
Portfolio Turnover Rate[4]	421%	348%	314%	284%	213%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 21%, 15%, 23%, 27%, and 4%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Short-Term Treasury Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$9.82	$9.88	$10.00	$10.54	$10.77
Investment Operations
Net Investment Income[1]	.392	.440	.407	.224	.047
Net Realized and Unrealized Gain (Loss) on Investments	.110	(.060)	(.120)	(.539)	(.207)
Total from Investment Operations	.502	.380	.287	(.315)	(.160)
Distributions
Dividends from Net Investment Income	(.392)	(.440)	(.407)	(.225)	(.046)
Distributions from Realized Capital Gains	—	—	—	—	(.024)
Total Distributions	(.392)	(.440)	(.407)	(.225)	(.070)
Net Asset Value, End of Period	$9.93	$9.82	$9.88	$10.00	$10.54
Total Return[2]	5.19%	3.94%	2.97%	-2.99%	-1.50%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,382	$5,363	$5,598	$6,175	$6,851
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%[3]	0.10%[3]	0.10%[3]	0.10%
Ratio of Net Investment Income to Average Net Assets	3.96%	4.48%	4.14%	2.20%	0.44%
Portfolio Turnover Rate[4]	421%	348%	314%	284%	213%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 21%, 15%, 23%, 27%, and 4%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Short-Term Treasury Fund
Notes to Financial Statements
Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. The fund may sell a TBA that it does not hold (Sales Commitments) to manage portfolio risks while giving the fund more flexibility. The settlement date of a Sales Commitment is not set, and the positions can be increased or decreased to ensure appropriate hedging ratios for the fund and may be offset by entering into an equal amount of TBA purchases. When the fund is a buyer of TBA transactions, it maintains cash, short-term investments, or Treasuries in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price on a predetermined date. The fund forgoes principal and interest paid on the securities sold. In exchange for the forgone principal and interest paid, the fund is compensated by investing the proceeds of the sale, typically in high-quality short-term fixed income securities, and earning interest on such investments. Further the fund receives a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell substantially similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2026, the fund’s average value of investments in options purchased and options written represented less than 1% of net assets, based on the average market values at each quarter-end during the period. The fund had no open options contracts on futures at January 31, 2026.
5. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may
12

Short-Term Treasury Fund
also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2026, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
6. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2026, the fund’s average investments in long and short futures contracts represented 14% and 6% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. The fund enters into inflation swap transactions to transfer inflation risk from one party to another through an exchange of cash flows. Under the terms of the swap, one party pays a fixed rate applied to a notional amount. In return, the other party pays a floating rate linked to an inflation index.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
13

Short-Term Treasury Fund
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2026, the fund’s average amounts of investments in interest rate swaps represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Capital Management, LLC.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2026, the fund had contributed to Vanguard capital in the amount of $138,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
14

Short-Term Treasury Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	5,610,093	—	5,610,093
Asset-Backed/Commercial Mortgage-Backed Securities	—	91,542	—	91,542
Temporary Cash Investments	52,426	—	—	52,426
Options Purchased	—	1,245	—	1,245
Total	52,426	5,702,880	—	5,755,306
Derivative Financial Instruments
Assets
Futures Contracts[1]	160	—	—	160
Swap Contracts[1]	—	1,408	—	1,408
Total	160	1,408	—	1,568
Liabilities
Options Written	—	(1,496)	—	(1,496)
Futures Contracts[1]	(423)	—	—	(423)
Swap Contracts[1]	—	(347)	—	(347)
Total	(423)	(1,843)	—	(2,266)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, the recognition of gain or loss from foreign currency hedges, and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,307
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	15,961
Capital Loss Carryforwards	(575,934)
Qualified Late-Year Losses	—
Other Temporary Differences	(1,997)
Total	(559,663)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	231,101	259,092
Long-Term Capital Gains	—	—
Total	231,101	259,092
*	Includes short-term capital gains, if any.
15

Short-Term Treasury Fund
As of January 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,738,910
Gross Unrealized Appreciation	21,041
Gross Unrealized Depreciation	(5,080)
Net Unrealized Appreciation (Depreciation)	15,961
F.	During the year ended January 31, 2026, the fund purchased $23,990,674,000 of investment securities and sold $24,157,777,000 of investment securities, other than temporary cash investments.
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	152,279	15,381	121,384	12,351
Issued in Lieu of Cash Distributions	16,816	1,696	18,972	1,933
Redeemed	(195,166)	(19,705)	(175,228)	(17,850)
Net Increase (Decrease)—Investor Shares	(26,071)	(2,628)	(34,872)	(3,566)
Admiral Shares
Issued	1,405,159	141,866	1,300,485	132,237
Issued in Lieu of Cash Distributions	186,090	18,770	206,204	21,013
Redeemed	(1,631,528)	(164,816)	(1,707,105)	(173,927)
Net Increase (Decrease)—Admiral Shares	(40,279)	(4,180)	(200,416)	(20,677)
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Treasury Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Short-Term Treasury Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2026, the related statement of operations for the year ended January 31, 2026, the statement of changes in net assets for each of the two years in the period ended January 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2026 and the financial highlights for each of the five years in the period ended January 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Tax information (unaudited)
The fund hereby designates for the fiscal year $188,662,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
Q99050 032026
18

Financial Statements
For the year ended January 31, 2026
Vanguard High-Yield Corporate Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	30
Tax information	31

High-Yield Corporate Fund
Financial Statements
Schedule of Investments
As of January 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (5.5%)
U.S. Government Securities (5.5%)
[1,2]	United States Treasury Note/Bond	0.500%	2/28/2026	168,150	167,723
[1,2]	United States Treasury Note/Bond	4.125%	2/28/2027	147,651	148,528
	United States Treasury Note/Bond	2.500%	3/31/2027	13,602	13,438
	United States Treasury Note/Bond	4.500%	4/15/2027	7,500	7,583
	United States Treasury Note/Bond	3.750%	4/30/2027	89	89
	United States Treasury Note/Bond	4.500%	5/15/2027	10,358	10,481
	United States Treasury Note/Bond	2.625%	5/31/2027	22,039	21,777
	United States Treasury Note/Bond	4.625%	6/15/2027	6,800	6,898
	United States Treasury Note/Bond	4.375%	7/15/2027	26,900	27,217
	United States Treasury Note/Bond	2.750%	7/31/2027	173,265	171,309
[3]	United States Treasury Note/Bond	0.375%	9/30/2027	14,000	13,296
	United States Treasury Note/Bond	3.875%	10/15/2027	41,594	41,825
	United States Treasury Note/Bond	0.500%	10/31/2027	3,000	2,848
	United States Treasury Note/Bond	4.125%	11/15/2027	20,000	20,198
	United States Treasury Note/Bond	3.375%	11/30/2027	42,991	42,870
	United States Treasury Note/Bond	4.250%	1/15/2028	21,857	22,145
	United States Treasury Note/Bond	4.250%	2/15/2028	4,100	4,156
	United States Treasury Note/Bond	1.250%	3/31/2028	56,545	53,861
	United States Treasury Note/Bond	3.750%	4/15/2028	58,129	58,363
	United States Treasury Note/Bond	3.625%	5/31/2028	11,000	11,014
	United States Treasury Note/Bond	1.250%	9/30/2028	8,900	8,375
	United States Treasury Note/Bond	4.625%	9/30/2028	6,400	6,568
	United States Treasury Note/Bond	4.000%	1/31/2029	16,067	16,243
[3]	United States Treasury Note/Bond	2.625%	2/15/2029	8,000	7,773
	United States Treasury Note/Bond	4.125%	3/31/2029	4,601	4,668
	United States Treasury Note/Bond	2.875%	4/30/2029	5,800	5,665
	United States Treasury Note/Bond	4.625%	4/30/2029	15,700	16,170
[3]	United States Treasury Note/Bond	2.375%	5/15/2029	7,700	7,399
	United States Treasury Note/Bond	2.750%	5/31/2029	5,700	5,541
	United States Treasury Note/Bond	4.500%	5/31/2029	14,300	14,677
	United States Treasury Note/Bond	4.250%	6/30/2029	18,200	18,541
	United States Treasury Note/Bond	2.625%	7/31/2029	18,700	18,069
	United States Treasury Note/Bond	4.000%	7/31/2029	30,700	31,036
	United States Treasury Note/Bond	3.125%	8/31/2029	15,154	14,875
	United States Treasury Note/Bond	3.625%	8/31/2029	5,200	5,190
	United States Treasury Note/Bond	3.500%	9/30/2029	6,500	6,459
	United States Treasury Note/Bond	3.875%	9/30/2029	19,600	19,724
[1]	United States Treasury Note/Bond	4.125%	10/31/2029	18,400	18,670
	United States Treasury Note/Bond	3.875%	11/30/2029	11,703	11,773
	United States Treasury Note/Bond	4.125%	11/30/2029	4,100	4,161
	United States Treasury Note/Bond	3.875%	12/31/2029	3,300	3,319
	United States Treasury Note/Bond	3.500%	1/31/2030	4,700	4,662
	United States Treasury Note/Bond	4.250%	1/31/2030	4,000	4,078
[3]	United States Treasury Note/Bond	1.500%	2/15/2030	8,900	8,171
	United States Treasury Note/Bond	4.000%	2/28/2030	76,819	77,605
	United States Treasury Note/Bond	3.625%	3/31/2030	4,500	4,480
	United States Treasury Note/Bond	4.000%	3/31/2030	3,300	3,333
	United States Treasury Note/Bond	3.500%	4/30/2030	18,312	18,140
	United States Treasury Note/Bond	3.875%	4/30/2030	9,500	9,549
	United States Treasury Note/Bond	3.750%	6/30/2030	3,614	3,613
	United States Treasury Note/Bond	4.000%	7/31/2030	5,506	5,559
	United States Treasury Note/Bond	3.625%	8/31/2030	41,800	41,532
	United States Treasury Note/Bond	4.125%	8/31/2030	26,050	26,424
	United States Treasury Note/Bond	4.625%	9/30/2030	3,263	3,379
	United States Treasury Note/Bond	4.000%	1/31/2031	21,318	21,495
	United States Treasury Note/Bond	4.375%	1/31/2032	12,647	12,946
[1]	United States Treasury Note/Bond	4.125%	2/29/2032	19,785	19,984
	United States Treasury Note/Bond	3.500%	2/15/2033	19,389	18,753
	United States Treasury Note/Bond	2.000%	11/15/2041	37,000	25,727
	United States Treasury Note/Bond	3.125%	11/15/2041	4,655	3,835
1

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	3.250%	5/15/2042	1,017	845
	United States Treasury Note/Bond	3.375%	8/15/2042	1,168	984
[2]	United States Treasury Note/Bond	1.250%	5/15/2050	8,675	4,140
	United States Treasury Note/Bond	4.500%	11/15/2054	1,400	1,313
Total U.S. Government and Agency Obligations (Cost $1,404,563)					1,411,062
Corporate Bonds (86.1%)
Communications (13.0%)
[4]	Altice France SA	9.500%	11/1/2029	171	176
[4]	Altice France SA	6.875%	10/15/2030	17,702	17,325
[4]	Altice France SA	6.500%	4/15/2032	55,512	54,233
[4]	Altice France SA	6.875%	7/15/2032	20,053	19,566
[4]	AMC Networks Inc.	10.250%	1/15/2029	14,909	15,546
	AMC Networks Inc.	4.250%	2/15/2029	1,130	987
[4]	AMC Networks Inc.	10.500%	7/15/2032	5,555	5,990
[4,5]	Banijay Entertainment SAS	7.000%	5/1/2029	14,790	18,165
[4]	Banijay Entertainment SAS	8.125%	5/1/2029	29,875	31,005
	Belo Corp.	7.750%	6/1/2027	24,745	25,744
	Belo Corp.	7.250%	9/15/2027	11,942	12,408
[4]	Cable One Inc.	4.000%	11/15/2030	18,018	13,129
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/2026	17,430	17,430
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/2027	56,927	56,980
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.000%	2/1/2028	13,200	13,121
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	6/1/2029	23,620	23,357
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	6.375%	9/1/2029	40,000	40,400
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/2030	27,618	26,403
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	8/15/2030	96,905	91,194
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	2/1/2031	129,720	118,862
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	7.375%	3/1/2031	48,650	50,030
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	2/1/2032	10,870	9,931
	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	5/1/2032	108,393	97,389
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	7.000%	2/1/2033	33,556	33,876
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	1/15/2034	43,925	37,089
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	7.375%	2/1/2036	26,915	26,980
[4,6]	Cipher Compute LLC	7.125%	11/15/2030	27,855	28,697
[4]	Clear Channel Outdoor Holdings Inc.	7.875%	4/1/2030	28,670	30,171
[4]	Clear Channel Outdoor Holdings Inc.	7.125%	2/15/2031	49,965	52,083
[4]	Clear Channel Outdoor Holdings Inc.	7.500%	3/15/2033	29,185	31,002
[4]	CSC Holdings LLC	5.500%	4/15/2027	16,965	14,953
[4]	CSC Holdings LLC	11.250%	5/15/2028	7,475	5,970
[4]	CSC Holdings LLC	11.750%	1/31/2029	10,767	7,859
[4]	CSC Holdings LLC	4.125%	12/1/2030	30,653	18,631
[4]	CSC Holdings LLC	3.375%	2/15/2031	30,445	18,097
[4]	CSC Holdings LLC	4.500%	11/15/2031	35,565	21,429
[4]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/2027	36,629	36,804
[4]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	8.875%	2/1/2030	64,395	65,247
[4]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	10.000%	2/15/2031	39,672	40,871
	Discovery Communications LLC	3.625%	5/15/2030	9,175	8,482
[4]	DISH Network Corp.	11.750%	11/15/2027	7,990	8,263
	EchoStar Corp.	10.750%	11/30/2029	33,510	36,731
	EchoStar Corp.	6.750%	11/30/2030	4,590	4,666
[4]	Fibercop SpA	6.375%	11/15/2033	7,050	7,132
[4]	Fibercop SpA	6.000%	9/30/2034	21,092	20,664
[4]	Fibercop SpA	7.200%	7/18/2036	27,973	28,408
[4]	Fibercop SpA	7.721%	6/4/2038	15,030	15,466
[4]	Flash Compute LLC	7.250%	12/31/2030	6,975	6,999
[4]	Frontier Communications Holdings LLC	5.000%	5/1/2028	79,371	79,400
[4]	Frontier Communications Holdings LLC	8.625%	3/15/2031	36,700	38,403
[4]	Go Daddy Operating Co. LLC / GD Finance Co. Inc.	3.500%	3/1/2029	63,390	60,286
[4]	Gray Media Inc.	9.625%	7/15/2032	7,658	7,893
[4]	Gray Media Inc.	7.250%	8/15/2033	4,739	4,851
[4]	Iliad Holding SAS	7.000%	10/15/2028	42,275	42,717
[4,5]	Iliad Holding SAS	5.375%	4/15/2030	7,665	9,368
[4]	Iliad Holding SAS	8.500%	4/15/2031	52,080	55,797
[4]	Iliad Holding SAS	7.000%	4/15/2032	20,000	20,503
	Lamar Media Corp.	3.750%	2/15/2028	30,000	29,450
	Lamar Media Corp.	4.875%	1/15/2029	1,820	1,820
	Lamar Media Corp.	4.000%	2/15/2030	62,275	60,222
	Lamar Media Corp.	3.625%	1/15/2031	49,823	47,030
[4]	Level 3 Financing Inc.	3.625%	1/15/2029	5,998	5,595
2

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Level 3 Financing Inc.	3.875%	11/15/2029	2,930	2,591
[4]	Level 3 Financing Inc.	6.875%	6/30/2033	67,105	69,169
[4]	Level 3 Financing Inc.	7.000%	3/31/2034	24,500	25,390
[4]	Level 3 Financing Inc.	8.500%	1/15/2036	35,860	36,728
[4,5]	Lorca Telecom Bondco SA	4.000%	9/18/2027	4,539	5,380
[4]	Lumen Technologies Inc.	4.125%	4/15/2029	34,054	34,054
[4]	Lumen Technologies Inc.	4.125%	4/15/2030	12,696	12,696
[4]	Match Group Holdings II LLC	4.625%	6/1/2028	16,238	16,085
[4]	Match Group Holdings II LLC	5.625%	2/15/2029	2,985	2,984
[4]	Match Group Holdings II LLC	4.125%	8/1/2030	12,653	11,943
[4]	Midcontinent Communications	8.000%	8/15/2032	30,885	29,729
[4]	Neptune Bidco US Inc.	9.500%	2/15/2033	14,680	14,952
[4]	Nexstar Media Inc.	5.625%	7/15/2027	24,250	24,256
[4,5]	Odido Group Holding BV	5.500%	1/15/2030	9,150	10,932
[4,5]	Odido Holding BV	3.750%	1/15/2029	33,365	39,540
[4]	Outfront Media Capital LLC / Outfront Media Capital Corp.	5.000%	8/15/2027	6,125	6,125
[4]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.625%	3/15/2030	18,353	17,924
[4]	Outfront Media Capital LLC / Outfront Media Capital Corp.	7.375%	2/15/2031	9,270	9,771
	Paramount Global	4.200%	6/1/2029	8,800	8,559
	Paramount Global	7.875%	7/30/2030	4,550	4,890
	Paramount Global	4.200%	5/19/2032	8,175	7,379
	Paramount Global	4.850%	7/1/2042	9,895	7,183
	Paramount Global	5.850%	9/1/2043	1,940	1,561
	Paramount Global	6.250%	2/28/2057	27,891	25,371
	Paramount Global	6.375%	3/30/2062	20,875	19,621
[4]	ROBLOX Corp.	3.875%	5/1/2030	57,915	55,453
	Rogers Communications Inc.	7.000%	4/15/2055	8,895	9,215
	Rogers Communications Inc.	7.125%	4/15/2055	21,095	22,136
[4]	Scripps Escrow II Inc.	3.875%	1/15/2029	49,629	45,868
[4]	Sirius XM Radio LLC	3.125%	9/1/2026	3,695	3,671
[4]	Sirius XM Radio LLC	4.000%	7/15/2028	15,300	14,950
[4]	Sirius XM Radio LLC	4.125%	7/1/2030	12,320	11,647
[4]	Sirius XM Radio LLC	3.875%	9/1/2031	2,680	2,449
[4]	Sunrise FinCo I BV	4.875%	7/15/2031	53,029	50,826
	TEGNA Inc.	4.625%	3/15/2028	14,555	14,447
	Telecom Italia Capital SA	6.375%	11/15/2033	1,185	1,242
	Telecom Italia Capital SA	6.000%	9/30/2034	1,358	1,391
	Telecom Italia Capital SA	7.200%	7/18/2036	14,633	15,872
	Telecom Italia Capital SA	7.721%	6/4/2038	7,265	8,108
[4,5]	United Group BV	6.500%	10/31/2031	39,530	48,351
[4,5]	United Group BV	6.250%	1/31/2032	10,630	12,862
[4]	Univision Communications Inc.	8.000%	8/15/2028	2,502	2,583
[4]	Univision Communications Inc.	4.500%	5/1/2029	19,410	18,544
[4]	Univision Communications Inc.	7.375%	6/30/2030	19,610	19,862
[4]	Univision Communications Inc.	8.500%	7/31/2031	88,866	92,766
[4]	Univision Communications Inc.	9.375%	8/1/2032	26,735	28,781
[4]	Versant Media Group Inc.	7.250%	1/30/2031	41,600	42,624
[4]	Virgin Media Finance plc	5.000%	7/15/2030	1,470	1,294
[4]	Virgin Media O2 Vendor Financing Notes VI DAC	8.500%	3/15/2033	11,540	11,442
[4]	Virgin Media Secured Finance plc	5.500%	5/15/2029	38,280	37,758
[4]	Virgin Media Secured Finance plc	4.500%	8/15/2030	44,907	41,533
[7]	Virgin Media Vendor Financing Notes III DAC	4.875%	7/15/2028	9,700	13,246
[4]	Virgin Media Vendor Financing Notes IV DAC	5.000%	7/15/2028	6,825	6,825
[4]	Vmed O2 UK Financing I plc	4.250%	1/31/2031	62,990	56,988
[4]	Vmed O2 UK Financing I plc	6.750%	1/15/2033	33,179	32,394
[4]	VZ Secured Financing BV	5.000%	1/15/2032	46,082	41,624
[4]	VZ Secured Financing BV	7.500%	1/15/2033	28,495	28,603
	Warnermedia Holdings Inc.	4.054%	3/15/2029	17,150	16,664
	Warnermedia Holdings Inc.	4.279%	3/15/2032	79,571	70,008
	Warnermedia Holdings Inc.	5.050%	3/15/2042	95,381	67,385
	Warnermedia Holdings Inc.	5.141%	3/15/2052	20,850	13,821
[4]	WULF Compute LLC	7.750%	10/15/2030	86,340	90,041
[4]	Ziggo BV	4.875%	1/15/2030	54,715	51,694
					3,379,057
Consumer Discretionary (15.4%)
[4]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/2028	38,422	37,854
[4]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/2028	4,950	4,915
[4]	1011778 BC ULC / New Red Finance Inc.	3.500%	2/15/2029	11,215	10,816
[4]	1011778 BC ULC / New Red Finance Inc.	6.125%	6/15/2029	39,715	40,721
3

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	1011778 BC ULC / New Red Finance Inc.	5.625%	9/15/2029	38,180	38,843
[4]	1011778 BC ULC / New Red Finance Inc.	4.000%	10/15/2030	123,929	118,286
[4]	Acushnet Co.	5.625%	12/1/2033	5,455	5,524
[4]	Adient Global Holdings Ltd.	7.500%	2/15/2033	25,615	26,591
[4]	Advance Auto Parts Inc.	7.000%	8/1/2030	7,171	7,284
[4]	Advance Auto Parts Inc.	7.375%	8/1/2033	16,724	16,948
[4]	Amer Sports Co.	6.750%	2/16/2031	27,655	28,781
	American Axle & Manufacturing Inc.	5.000%	10/1/2029	11,606	11,331
[4]	American Axle & Manufacturing Inc.	6.375%	10/15/2032	34,435	35,144
[4]	American Axle & Manufacturing Inc.	7.750%	10/15/2033	37,015	38,056
[4]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/2028	21,419	21,145
[4]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/2029	46,432	44,843
	Asbury Automotive Group Inc.	4.500%	3/1/2028	22,880	22,804
[4]	Asbury Automotive Group Inc.	4.625%	11/15/2029	28,425	27,968
	Asbury Automotive Group Inc.	4.750%	3/1/2030	11,463	11,290
[4]	Asbury Automotive Group Inc.	5.000%	2/15/2032	35,440	34,439
[4]	Ashton Woods USA LLC / Ashton Woods Finance Co.	4.625%	8/1/2029	5,580	5,346
[4]	Ashton Woods USA LLC / Ashton Woods Finance Co.	4.625%	4/1/2030	34,479	32,694
[4]	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	4.750%	4/1/2028	37,425	36,613
[4]	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.375%	3/1/2029	8,265	8,059
[4]	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	8.250%	1/15/2030	2,735	2,831
[4]	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	8.000%	2/15/2031	7,825	8,009
[4]	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	8.375%	6/15/2032	22,050	22,679
	Bath & Body Works Inc.	6.694%	1/15/2027	17,487	17,747
	Bath & Body Works Inc.	5.250%	2/1/2028	1,550	1,563
[4]	Bath & Body Works Inc.	6.625%	10/1/2030	18,735	19,172
	Bath & Body Works Inc.	6.875%	11/1/2035	5,565	5,629
	Bath & Body Works Inc.	6.750%	7/1/2036	7,515	7,493
[4,5]	Beach Acquisition Bidco LLC	5.250%	7/15/2032	9,700	11,770
[4]	Beach Acquisition Bidco LLC	10.000%	7/15/2033	28,112	30,938
[4]	Belron UK Finance plc	5.750%	10/15/2029	51,030	52,015
[4,5]	Bertrand Franchise Finance SAS	6.500%	7/18/2030	11,925	14,104
[4,5,8]	Bertrand Franchise Finance SAS, 3M EURIBOR + 3.750%	5.776%	7/18/2030	18,790	21,808
[4,5,9]	Betclic Everest Group SAS	5.125%	12/10/2031	6,275	7,509
	Boyd Gaming Corp.	4.750%	12/1/2027	85,160	85,116
[4]	Boyd Gaming Corp.	4.750%	6/15/2031	14,505	14,136
[4]	Brightstar Lottery plc / Brightstar Global Solutions Corp.	5.750%	1/15/2033	4,655	4,625
[4]	Builders FirstSource Inc.	5.000%	3/1/2030	8,300	8,268
[4]	Builders FirstSource Inc.	4.250%	2/1/2032	33,750	32,153
[4]	Builders FirstSource Inc.	6.375%	3/1/2034	31,575	32,688
[4]	Builders FirstSource Inc.	6.750%	5/15/2035	8,405	8,833
[4]	Caesars Entertainment Inc.	4.625%	10/15/2029	3,250	3,120
[4]	Caesars Entertainment Inc.	7.000%	2/15/2030	44,785	46,258
[4]	Caesars Entertainment Inc.	6.500%	2/15/2032	22,105	22,620
[4]	Caesars Entertainment Inc.	6.000%	10/15/2032	9,500	9,236
[4]	Carnival Corp.	4.000%	8/1/2028	44,370	43,922
[4]	Carnival Corp.	5.125%	5/1/2029	21,840	22,088
[4]	Carnival Corp.	7.000%	8/15/2029	5,905	6,180
[4]	Carnival Corp.	5.750%	3/15/2030	23,330	24,011
[4]	Carnival Corp.	5.875%	6/15/2031	29,258	30,250
[4]	Century Communities Inc.	3.875%	8/15/2029	34,362	32,693
[4]	Century Communities Inc.	6.625%	9/15/2033	14,960	15,148
[4]	Champ Acquisition Corp.	8.375%	12/1/2031	4,038	4,322
[4]	Churchill Downs Inc.	5.500%	4/1/2027	5,802	5,805
[4]	Churchill Downs Inc.	4.750%	1/15/2028	8,415	8,387
[4]	Churchill Downs Inc.	5.750%	4/1/2030	34,716	34,907
[4]	Churchill Downs Inc.	6.750%	5/1/2031	4,860	5,013
[4]	Cinemark USA Inc.	5.250%	7/15/2028	36,520	36,480
[4]	Cinemark USA Inc.	7.000%	8/1/2032	13,935	14,416
[4]	Clarios Global LP / Clarios US Finance Co.	6.750%	5/15/2028	28,505	29,186
[4]	Clarios Global LP / Clarios US Finance Co.	6.750%	2/15/2030	19,711	20,620
[4,5]	Clarios Global LP / Clarios US Finance Co.	4.750%	6/15/2031	22,335	26,835
[4]	Clarios Global LP / Clarios US Finance Co.	6.750%	9/15/2032	22,240	23,046
[4]	CP Atlas Buyer Inc.	9.750%	7/15/2030	29,265	30,440
[4]	CP Atlas Buyer Inc.	12.750%	1/15/2031	19,353	17,824
	Dana Inc.	4.250%	9/1/2030	3,532	3,390
	Dana Inc.	4.500%	2/15/2032	6,727	6,387
[4]	Flutter Treasury DAC	5.875%	6/4/2031	16,405	16,678
	Ford Motor Credit Co. LLC	6.950%	3/6/2026	15,000	15,003
[4]	Forvia SE	8.000%	6/15/2030	31,375	33,473
4

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	Forvia SE	5.375%	3/15/2031	7,075	8,654
[4]	Forvia SE	6.750%	9/15/2033	8,565	8,784
[4]	Garrett Motion Holdings Inc. / Garrett LX I Sarl	7.750%	5/31/2032	9,281	9,824
	Goodyear Tire & Rubber Co.	4.875%	3/15/2027	5,685	5,683
	Goodyear Tire & Rubber Co.	5.000%	7/15/2029	54,288	53,195
	Goodyear Tire & Rubber Co.	6.625%	7/15/2030	9,860	10,083
	Goodyear Tire & Rubber Co.	5.250%	4/30/2031	15,600	15,014
	Goodyear Tire & Rubber Co.	5.250%	7/15/2031	405	386
	Goodyear Tire & Rubber Co.	5.625%	4/30/2033	17,972	17,144
	Griffon Corp.	5.750%	3/1/2028	14,690	14,683
[4]	Hilton Domestic Operating Co. Inc.	3.750%	5/1/2029	4,755	4,628
[4]	Hilton Domestic Operating Co. Inc.	5.875%	3/15/2033	16,120	16,542
[4]	Hilton Domestic Operating Co. Inc.	5.750%	9/15/2033	24,090	24,551
[4]	Hilton Domestic Operating Co. Inc.	5.500%	3/31/2034	11,635	11,690
	KB Home	4.800%	11/15/2029	15,825	15,752
	KB Home	4.000%	6/15/2031	22,070	20,823
[4]	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC	4.750%	6/1/2027	24,360	24,408
[4]	LBM Acquisition LLC	6.250%	1/15/2029	33,235	30,726
[4]	LBM Acquisition LLC	9.500%	6/15/2031	18,570	19,567
[4]	LCM Investments Holdings II LLC	4.875%	5/1/2029	14,550	14,338
[4]	LCM Investments Holdings II LLC	8.250%	8/1/2031	37,625	39,644
[4]	Light & Wonder International Inc.	6.250%	10/1/2033	9,535	9,667
[4]	Lithia Motors Inc.	4.625%	12/15/2027	53,445	53,379
[4]	Lithia Motors Inc.	3.875%	6/1/2029	3,463	3,349
[4]	Lithia Motors Inc.	4.375%	1/15/2031	17,655	16,990
[4]	Live Nation Entertainment Inc.	3.750%	1/15/2028	5,468	5,392
[4]	Melco Resorts Finance Ltd.	6.500%	9/24/2033	11,300	11,270
[4]	Men's Wearhouse LLC	9.000%	2/1/2031	1,390	1,446
[4]	MGM China Holdings Ltd.	7.125%	6/26/2031	13,540	14,358
	MGM Resorts International	6.500%	4/15/2032	10,150	10,391
[4]	Miter Brands Acquisition Holdco Inc. / MIWD Borrower LLC	6.750%	4/1/2032	9,025	9,278
[4]	MIWD Holdco II LLC / MIWD Finance Corp.	5.500%	2/1/2030	8,272	8,026
[4]	NCL Corp. Ltd.	7.750%	2/15/2029	15,895	16,983
[4]	NCL Corp. Ltd.	5.875%	1/15/2031	32,510	32,587
[4]	NCL Corp. Ltd.	6.750%	2/1/2032	41,775	42,826
[4]	NCL Corp. Ltd.	6.250%	9/15/2033	27,075	27,229
[4]	NCL Finance Ltd.	6.125%	3/15/2028	1,880	1,931
	Newell Brands Inc.	6.375%	9/15/2027	15,688	15,870
[4]	Newell Brands Inc.	8.500%	6/1/2028	42,025	44,089
	Newell Brands Inc.	6.625%	9/15/2029	19,212	19,240
	Newell Brands Inc.	6.375%	5/15/2030	27,820	27,489
	Newell Brands Inc.	6.625%	5/15/2032	21,415	20,987
	Newell Brands Inc.	7.375%	4/1/2036	5,543	5,353
	Newell Brands Inc.	7.500%	4/1/2046	11,101	9,368
[4]	Nissan Motor Acceptance Co. LLC	5.625%	9/29/2028	7,090	7,114
[4]	Nissan Motor Acceptance Co. LLC	5.550%	9/13/2029	7,850	7,801
[4]	Nissan Motor Acceptance Co. LLC	6.125%	9/30/2030	28,910	28,831
[4]	Nissan Motor Co. Ltd.	4.345%	9/17/2027	10,525	10,392
[4]	Nissan Motor Co. Ltd.	7.500%	7/17/2030	24,250	25,461
[4]	Nissan Motor Co. Ltd.	7.750%	7/17/2032	26,743	28,295
[4]	Nissan Motor Co. Ltd.	8.125%	7/17/2035	17,415	18,620
[4]	Ontario Gaming GTA LP / OTG Co-Issuer Inc.	8.000%	8/1/2030	8,960	8,606
[4,9]	Petco Health & Wellness Co. Inc.	8.250%	2/1/2031	36,300	36,388
[4]	Phinia Inc.	6.625%	10/15/2032	9,420	9,813
[4]	QXO Building Products Inc.	6.750%	4/30/2032	51,635	53,256
[4]	Rivers Enterprise Borrower LLC / Rivers Enterprise Finance Corp.	6.625%	2/1/2033	6,604	6,721
[4]	Rivers Enterprise Lender LLC / Rivers Enterprise Lender Corp.	6.250%	10/15/2030	3,535	3,589
[4]	Royal Caribbean Cruises Ltd.	5.500%	8/31/2026	39,055	39,104
	Service Corp. International	4.625%	12/15/2027	14,095	14,080
	Service Corp. International	5.125%	6/1/2029	39,290	39,544
	Service Corp. International	3.375%	8/15/2030	28,585	26,760
	Service Corp. International	4.000%	5/15/2031	58,730	55,873
	Six Flags Entertainment Corp. / Canada's Wonderland Co. / Magnum Management Corp.	5.375%	4/15/2027	19,805	19,805
	Six Flags Entertainment Corp. / Canada's Wonderland Co. / Magnum Management Corp.	5.250%	7/15/2029	28,161	27,030
[4]	Six Flags Entertainment Corp. / Canada's Wonderland Co. / Millennium Operations LLC	8.625%	1/15/2032	26,695	27,242
[4]	Six Flags Entertainment Corp. / Six Flags Theme Parks Inc. / Canada's Wonderland Co.	6.625%	5/1/2032	48,110	49,144
[4]	Somnigroup International Inc.	3.875%	10/15/2031	19,802	18,479
[4]	Specialty Building Products Holdings LLC / SBP Finance Corp.	7.750%	10/15/2029	18,090	18,014
[4]	Speedway Motorsports LLC / Speedway Funding II Inc.	4.875%	11/1/2027	36,669	36,611
[4]	Staples Inc.	10.750%	9/1/2029	50,247	49,369
5

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Studio City Finance Ltd.	6.500%	1/15/2028	5,440	5,442
[4]	Studio City Finance Ltd.	5.000%	1/15/2029	26,027	25,204
[4]	Taylor Morrison Communities Inc.	5.125%	8/1/2030	23,777	23,925
[4]	Taylor Morrison Communities Inc.	5.750%	11/15/2032	15,805	16,218
	Under Armour Inc.	3.250%	6/15/2026	42,005	41,798
[4]	Vail Resorts Inc.	5.625%	7/15/2030	14,380	14,600
[4]	Vail Resorts Inc.	6.500%	5/15/2032	28,705	29,741
[4]	Victoria's Secret & Co.	4.625%	7/15/2029	25,906	25,354
[4]	Victra Holdings LLC / Victra Finance Corp.	8.750%	9/15/2029	14,125	14,879
[4]	Viking Cruises Ltd.	7.000%	2/15/2029	4,625	4,637
[4]	Viking Cruises Ltd.	9.125%	7/15/2031	31,220	33,287
[4]	Viking Cruises Ltd.	5.875%	10/15/2033	41,390	41,966
[4]	Wand NewCo 3 Inc.	7.625%	1/30/2032	44,120	46,376
[4]	Wayfair LLC	7.250%	10/31/2029	28,740	29,994
[4]	Wayfair LLC	7.750%	9/15/2030	34,225	36,457
[4]	Wayfair LLC	6.750%	11/15/2032	23,400	24,180
	Whirlpool Corp.	6.125%	6/15/2030	7,135	7,160
	Whirlpool Corp.	6.500%	6/15/2033	27,441	27,068
[4]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.250%	5/15/2027	46,165	46,420
[4]	Wynn Macau Ltd.	5.500%	10/1/2027	27,375	27,373
[4]	Wynn Macau Ltd.	5.625%	8/26/2028	26,057	26,025
[4]	Wynn Macau Ltd.	5.125%	12/15/2029	43,603	43,362
[4]	Wynn Macau Ltd.	6.750%	2/15/2034	27,224	27,583
[4]	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	5.125%	10/1/2029	6,697	6,734
[4]	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	7.125%	2/15/2031	50,860	54,810
[4]	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	6.250%	3/15/2033	25,645	26,132
[4]	Yum! Brands Inc.	4.750%	1/15/2030	39,610	39,522
	Yum! Brands Inc.	3.625%	3/15/2031	41,557	39,278
	Yum! Brands Inc.	4.625%	1/31/2032	14,640	14,330
[4]	ZF North America Capital Inc.	7.500%	3/24/2031	86,305	88,454
[4]	ZF North America Capital Inc.	6.875%	4/23/2032	6,813	6,791
					3,997,778
Consumer Staples (3.7%)
[4]	Albertsons Cos. Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC	6.500%	2/15/2028	12,300	12,500
[4]	Albertsons Cos. Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC	5.500%	3/31/2031	3,495	3,508
[4]	Albertsons Cos. Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC	5.750%	3/31/2034	19,275	18,951
	B&G Foods Inc.	5.250%	9/15/2027	36,025	34,823
[4]	B&G Foods Inc.	8.000%	9/15/2028	34,675	32,733
[7]	Bellis Acquisition Co. plc	8.125%	5/14/2030	17,250	21,531
[5]	Bellis Acquisition Co. plc	8.000%	7/1/2031	18,800	20,995
[4,5]	Boots Group Finco LP	5.375%	8/31/2032	13,245	16,173
[4]	Darling Ingredients Inc.	5.250%	4/15/2027	8,820	8,823
[4]	Darling Ingredients Inc.	6.000%	6/15/2030	13,430	13,610
[4]	Energizer Holdings Inc.	4.750%	6/15/2028	57,336	56,669
[4]	Energizer Holdings Inc.	4.375%	3/31/2029	75,661	72,686
[4]	Energizer Holdings Inc.	6.000%	9/15/2033	22,365	21,476
[4,5]	Froneri Lux FinCo Sarl	4.750%	8/1/2032	7,900	9,432
[4]	Froneri Lux FinCo Sarl	6.000%	8/1/2032	79,085	80,048
[4]	KeHE Distributors LLC / KeHE Finance Corp. / NextWave Distribution Inc.	9.000%	2/15/2029	33,526	35,149
[4]	Lamb Weston Holdings Inc.	4.875%	5/15/2028	5,974	5,992
[4]	Lamb Weston Holdings Inc.	4.125%	1/31/2030	32,663	31,573
[4]	Opal Bidco SAS	6.500%	3/31/2032	24,395	24,907
[4]	Performance Food Group Inc.	5.500%	10/15/2027	89,060	89,091
[4]	Performance Food Group Inc.	4.250%	8/1/2029	45,029	44,087
[4]	Performance Food Group Inc.	6.125%	9/15/2032	23,155	23,811
[4]	Post Holdings Inc.	4.625%	4/15/2030	45,559	44,460
[4]	Post Holdings Inc.	4.500%	9/15/2031	30,840	29,199
[4]	Post Holdings Inc.	6.250%	2/15/2032	17,455	17,940
[4]	Post Holdings Inc.	6.375%	3/1/2033	15,596	15,724
[4]	Post Holdings Inc.	6.500%	3/15/2036	47,450	47,456
[4]	Prestige Brands Inc.	5.125%	1/15/2028	27,925	27,937
[4]	Prestige Brands Inc.	3.750%	4/1/2031	8,998	8,422
[4]	US Foods Inc.	6.875%	9/15/2028	2,254	2,325
[4]	US Foods Inc.	4.750%	2/15/2029	27,918	27,796
[4]	US Foods Inc.	4.625%	6/1/2030	13,663	13,457
[4]	US Foods Inc.	7.250%	1/15/2032	6,920	7,259
[4]	US Foods Inc.	5.750%	4/15/2033	27,060	27,538
					948,081
6

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Energy (10.4%)
[4]	Antero Midstream Partners LP / Antero Midstream Finance Corp.	5.750%	1/15/2028	7,782	7,788
[4]	Antero Midstream Partners LP / Antero Midstream Finance Corp.	5.375%	6/15/2029	12,375	12,394
[4]	Antero Midstream Partners LP / Antero Midstream Finance Corp.	6.625%	2/1/2032	45,435	47,217
[4]	Antero Midstream Partners LP / Antero Midstream Finance Corp.	5.750%	10/15/2033	37,205	37,575
[4]	Antero Midstream Partners LP / Antero Midstream Finance Corp.	5.750%	7/1/2034	24,985	25,232
	APA Corp.	4.875%	11/15/2027	12,460	12,559
[4]	Ascent Resources Utica Holdings LLC / ARU Finance Corp.	6.625%	10/15/2032	42,805	44,407
[4]	Ascent Resources Utica Holdings LLC / ARU Finance Corp.	6.625%	7/15/2033	6,630	6,863
[4]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	6.625%	7/15/2026	11,960	11,972
[4]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	7.000%	7/15/2029	24,248	25,201
[4]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	7.250%	7/15/2032	8,998	9,534
	Buckeye Partners LP	3.950%	12/1/2026	21,628	21,498
	Buckeye Partners LP	4.125%	12/1/2027	27,120	26,875
[4]	Buckeye Partners LP	4.500%	3/1/2028	82,078	81,622
[4]	Buckeye Partners LP	6.875%	7/1/2029	28,275	29,416
[4]	Buckeye Partners LP	6.750%	2/1/2030	25,250	26,428
	Buckeye Partners LP	5.850%	11/15/2043	16,000	14,968
[4]	California Resources Corp.	7.000%	1/15/2034	12,425	12,540
[4]	Chord Energy Corp.	6.000%	10/1/2030	8,340	8,506
[4]	Chord Energy Corp.	6.750%	3/15/2033	8,850	9,174
[4]	CNX Resources Corp.	6.000%	1/15/2029	6,825	6,867
[4]	CNX Resources Corp.	7.375%	1/15/2031	9,585	9,933
[4]	CNX Resources Corp.	7.250%	3/1/2032	27,744	29,038
[4]	Crescent Energy Finance LLC	7.750%	7/31/2029	19,265	19,285
[4]	Crescent Energy Finance LLC	7.875%	4/15/2032	37,015	36,826
[4]	Diamond Foreign Asset Co. / Diamond Finance LLC	8.500%	10/1/2030	37,555	39,945
[4]	DT Midstream Inc.	4.125%	6/15/2029	27,644	27,333
[4]	DT Midstream Inc.	4.375%	6/15/2031	45,135	44,259
	EQT Corp.	4.750%	1/15/2031	27,262	27,386
[4]	Excelerate Energy LP	8.000%	5/15/2030	12,865	13,762
	Genesis Energy LP / Genesis Energy Finance Corp.	7.750%	2/1/2028	5,825	5,844
	Genesis Energy LP / Genesis Energy Finance Corp.	8.250%	1/15/2029	23,490	24,479
	Genesis Energy LP / Genesis Energy Finance Corp.	7.875%	5/15/2032	2,935	3,063
	Genesis Energy LP / Genesis Energy Finance Corp.	8.000%	5/15/2033	12,015	12,544
[4]	Hess Midstream Operations LP	6.500%	6/1/2029	12,033	12,455
[4]	Howard Midstream Energy Partners LLC	7.375%	7/15/2032	5,965	6,301
[4]	Howard Midstream Energy Partners LLC	6.625%	1/15/2034	57,725	59,208
[4]	Kinetik Holdings LP	6.625%	12/15/2028	21,780	22,437
[4]	Kinetik Holdings LP	5.875%	6/15/2030	4,441	4,497
[4]	Matador Resources Co.	6.875%	4/15/2028	40,975	41,826
[4]	Matador Resources Co.	6.500%	4/15/2032	27,887	28,402
[4]	Matador Resources Co.	6.250%	4/15/2033	41,843	42,213
[4]	Noble Finance II LLC	8.000%	4/15/2030	55,155	57,485
[4]	Northriver Midstream Finance LP	6.750%	7/15/2032	57,185	58,195
	Ovintiv Inc.	7.375%	11/1/2031	26,708	29,826
[4]	Permian Resources Operating LLC	8.000%	4/15/2027	26,745	27,012
[4]	Permian Resources Operating LLC	5.875%	7/1/2029	51,330	51,539
[4]	Permian Resources Operating LLC	9.875%	7/15/2031	5,308	5,696
[4]	Permian Resources Operating LLC	7.000%	1/15/2032	45,670	47,831
[4]	Permian Resources Operating LLC	6.250%	2/1/2033	34,135	35,207
[4]	Range Resources Corp.	4.750%	2/15/2030	66,366	65,461
[4]	Rockies Express Pipeline LLC	4.950%	7/15/2029	4,050	4,039
[4]	Rockies Express Pipeline LLC	4.800%	5/15/2030	3,250	3,204
[4]	Rockies Express Pipeline LLC	6.750%	3/15/2033	38,555	40,699
[4]	Rockies Express Pipeline LLC	7.500%	7/15/2038	4,100	4,476
	SM Energy Co.	6.750%	9/15/2026	19,200	19,226
	SM Energy Co.	6.625%	1/15/2027	1,295	1,297
[4]	SM Energy Co.	8.375%	7/1/2028	16,160	16,710
	SM Energy Co.	6.500%	7/15/2028	17,875	18,075
[4]	SM Energy Co.	6.750%	8/1/2029	40,855	41,322
[4]	SM Energy Co.	8.625%	11/1/2030	8,197	8,674
[4]	SM Energy Co.	8.750%	7/1/2031	13,923	14,626
[4]	SM Energy Co.	7.000%	8/1/2032	61,945	62,103
[4]	SM Energy Co.	9.625%	6/15/2033	16,273	17,795
	South Bow Canadian Infrastructure Holdings Ltd.	7.500%	3/1/2055	22,138	23,410
	South Bow Canadian Infrastructure Holdings Ltd.	7.625%	3/1/2055	6,785	7,055
[4]	Sunoco LP	7.000%	5/1/2029	15,350	15,956
[4]	Sunoco LP	5.625%	3/15/2031	25,735	25,891
[4]	Sunoco LP	7.250%	5/1/2032	14,320	15,149
7

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Sunoco LP	6.250%	7/1/2033	27,095	27,856
[4]	Sunoco LP	5.875%	3/15/2034	18,425	18,483
[4]	Sunoco LP	7.875%	Perpetual	11,945	12,322
	Sunoco LP / Sunoco Finance Corp.	6.000%	4/15/2027	60,590	60,666
	Sunoco LP / Sunoco Finance Corp.	5.875%	3/15/2028	11,360	11,364
[4]	Sunoco LP / Sunoco Finance Corp.	7.000%	9/15/2028	9,705	10,015
	Sunoco LP / Sunoco Finance Corp.	4.500%	5/15/2029	25,630	25,211
	Sunoco LP / Sunoco Finance Corp.	4.500%	4/30/2030	36,380	35,542
[4]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	7.375%	2/15/2029	33,162	34,368
[4]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	6.000%	12/31/2030	13,022	13,215
[4]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	6.750%	3/15/2034	15,941	16,224
[4]	Transocean International Ltd.	8.250%	5/15/2029	10,110	10,293
[4]	Transocean International Ltd.	8.750%	2/15/2030	64,238	66,984
[4]	Transocean International Ltd.	8.500%	5/15/2031	3,574	3,636
[4]	Transocean International Ltd.	7.875%	10/15/2032	5,505	5,809
[4]	Transocean Titan Financing Ltd.	8.375%	2/1/2028	4,257	4,350
[4]	USA Compression Partners LP / USA Compression Finance Corp.	7.125%	3/15/2029	49,312	51,071
[4]	USA Compression Partners LP / USA Compression Finance Corp.	6.250%	10/1/2033	34,980	35,408
[4]	Valaris Ltd.	8.375%	4/30/2030	31,576	33,003
[4]	Venture Global Calcasieu Pass LLC	3.875%	8/15/2029	56,975	54,138
[4]	Venture Global Calcasieu Pass LLC	6.250%	1/15/2030	19,695	20,186
[4]	Venture Global Calcasieu Pass LLC	4.125%	8/15/2031	20,170	18,614
[4]	Venture Global Calcasieu Pass LLC	3.875%	11/1/2033	21,215	18,457
[4]	Venture Global LNG Inc.	9.500%	2/1/2029	52,968	56,430
[4]	Venture Global LNG Inc.	7.000%	1/15/2030	9,490	9,549
[4]	Venture Global LNG Inc.	8.375%	6/1/2031	63,004	64,447
[4]	Venture Global LNG Inc.	9.875%	2/1/2032	56,065	59,344
[4]	Venture Global Plaquemines LNG LLC	6.125%	12/15/2030	20,205	20,799
[4]	Venture Global Plaquemines LNG LLC	7.500%	5/1/2033	8,115	8,897
[4]	Venture Global Plaquemines LNG LLC	6.500%	1/15/2034	58,555	60,812
[4]	Venture Global Plaquemines LNG LLC	6.500%	6/15/2034	25,998	26,944
[4]	Venture Global Plaquemines LNG LLC	7.750%	5/1/2035	8,435	9,408
[4]	Venture Global Plaquemines LNG LLC	6.750%	1/15/2036	51,553	54,054
[4]	Weatherford International Ltd.	6.750%	10/15/2033	33,285	34,467
					2,699,997
Financials (10.1%)
[4]	Acrisure LLC / Acrisure Finance Inc.	8.250%	2/1/2029	33,975	35,240
[4]	Acrisure LLC / Acrisure Finance Inc.	4.250%	2/15/2029	90,825	87,954
[4]	Acrisure LLC / Acrisure Finance Inc.	6.000%	8/1/2029	16,365	16,187
[4]	Acrisure LLC / Acrisure Finance Inc.	6.750%	7/1/2032	14,675	15,037
[4]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	4.250%	10/15/2027	9,650	9,530
[4]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.750%	4/15/2028	38,525	39,195
[4]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	7.000%	1/15/2031	21,358	22,144
[4]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.500%	10/1/2031	29,485	30,328
[4]	AmWINS Group Inc.	6.375%	2/15/2029	17,235	17,683
[4]	AmWINS Group Inc.	4.875%	6/30/2029	11,144	10,991
[4,5,9]	Ardonagh Finco Ltd.	6.875%	2/15/2031	1,500	1,823
[4,9]	Ardonagh Finco Ltd.	7.750%	2/15/2031	1,390	1,437
[4,9]	Ardonagh Group Finance Ltd.	8.875%	2/15/2032	686	707
[4]	Asurion LLC & Asurion Co-Issuer Inc.	8.000%	12/31/2032	67,165	70,216
[4]	Asurion LLC & Asurion Co-Issuer Inc.	8.375%	2/1/2034	39,380	39,826
	Block Inc.	2.750%	6/1/2026	42,103	41,858
[4]	Block Inc.	5.625%	8/15/2030	13,285	13,522
	Block Inc.	6.500%	5/15/2032	75,505	78,459
[4]	Block Inc.	6.000%	8/15/2033	12,465	12,722
[4]	Bread Financial Holdings Inc.	6.750%	5/15/2031	10,523	10,828
[4]	Burford Capital Global Finance LLC	8.500%	1/15/2034	2,310	2,316
[4]	Credit Acceptance Corp.	9.250%	12/15/2028	34,155	35,786
[4]	Credit Acceptance Corp.	6.625%	3/15/2030	59,650	59,900
[4]	CrossCountry Intermediate HoldCo LLC	6.500%	10/1/2030	41,466	42,099
[4]	CrossCountry Intermediate HoldCo LLC	6.750%	12/1/2032	41,475	41,804
[4]	EF Holdco / EF Cayman Hold / Ellington Fin REIT Cayman/TRS / EF Cayman Non-MTM	7.375%	9/30/2030	8,615	8,730
[4]	Fair Isaac Corp.	6.000%	5/15/2033	10,920	11,117
[4]	FirstCash Inc.	4.625%	9/1/2028	28,015	27,819
[4]	FirstCash Inc.	5.625%	1/1/2030	19,515	19,594
[4]	FirstCash Inc.	6.875%	3/1/2032	13,625	14,163
[4]	Focus Financial Partners LLC	6.750%	9/15/2031	72,505	74,239
[4]	Freedom Mortgage Corp.	6.625%	1/15/2027	26,935	26,934
[4]	Freedom Mortgage Corp.	12.250%	10/1/2030	20,790	22,881
8

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Freedom Mortgage Holdings LLC	9.250%	2/1/2029	15,641	16,372
[4]	Freedom Mortgage Holdings LLC	6.875%	5/1/2031	43,005	42,713
[4]	Freedom Mortgage Holdings LLC	9.125%	5/15/2031	16,625	17,613
[4]	Freedom Mortgage Holdings LLC	8.375%	4/1/2032	26,510	27,717
[4]	Freedom Mortgage Holdings LLC	7.875%	4/1/2033	33,935	34,617
[4]	GGAM Finance Ltd.	8.000%	2/15/2027	26,758	27,183
[4]	GGAM Finance Ltd.	8.000%	6/15/2028	35,368	37,245
[4]	GGAM Finance Ltd.	6.875%	4/15/2029	17,535	18,164
[4]	GGAM Finance Ltd.	5.875%	3/15/2030	16,505	16,799
[4]	goeasy Ltd.	9.250%	12/1/2028	20,735	21,332
[4]	goeasy Ltd.	7.625%	7/1/2029	25,287	25,043
[4]	goeasy Ltd.	6.875%	5/15/2030	12,755	12,154
[4]	goeasy Ltd.	7.375%	10/1/2030	10,925	10,523
[4]	goeasy Ltd.	6.875%	2/15/2031	11,200	10,526
[4]	Howden UK Refinance plc / Howden UK Refinance 2 plc / Howden US Refinance LLC	7.250%	2/15/2031	42,217	43,658
[4]	Howden UK Refinance plc / Howden UK Refinance 2 plc / Howden US Refinance LLC	8.125%	2/15/2032	59,456	60,691
[4]	Howden UK Refinance plc / Howden UK Refinance 2 plc / Howden US Refinance LLC	8.125%	2/15/2032	10,390	10,587
[4]	HUB International Ltd.	5.625%	12/1/2029	12,065	12,053
[4]	HUB International Ltd.	7.250%	6/15/2030	62,475	65,268
[4]	HUB International Ltd.	7.375%	1/31/2032	16,565	17,356
[4]	Intesa Sanpaolo SpA	4.198%	6/1/2032	9,050	8,676
[4]	Midcap Financial Issuer Trust	6.500%	5/1/2028	18,080	18,108
[4]	Midcap Financial Issuer Trust	5.625%	1/15/2030	12,030	11,920
[4]	Nationstar Mortgage Holdings Inc.	5.125%	12/15/2030	52,160	52,535
[4]	Nationstar Mortgage Holdings Inc.	5.750%	11/15/2031	31,498	31,751
[4]	Nationstar Mortgage Holdings Inc.	7.125%	2/1/2032	18,845	18,745
	Navient Corp.	6.750%	6/15/2026	910	914
	Navient Corp.	4.875%	3/15/2028	6,790	6,654
	Navient Corp.	5.500%	3/15/2029	39,865	38,972
	Navient Corp.	9.375%	7/25/2030	7,152	7,700
	Navient Corp.	7.875%	6/15/2032	26,540	26,789
	Navient Corp.	5.625%	8/1/2033	6,576	5,731
	OneMain Finance Corp.	3.500%	1/15/2027	20,735	20,476
	OneMain Finance Corp.	3.875%	9/15/2028	47,215	45,916
	OneMain Finance Corp.	6.625%	5/15/2029	30,170	31,151
	OneMain Finance Corp.	6.125%	5/15/2030	4,345	4,427
	OneMain Finance Corp.	4.000%	9/15/2030	21,800	20,452
	OneMain Finance Corp.	6.750%	3/15/2032	16,550	16,915
	OneMain Finance Corp.	6.500%	3/15/2033	10,800	10,858
	OneMain Finance Corp.	6.750%	9/15/2033	7,751	7,849
[4]	Osaic Holdings Inc.	6.750%	8/1/2032	2,095	2,170
[4]	Osaic Holdings Inc.	8.000%	8/1/2033	1,405	1,457
[4]	Panther Escrow Issuer LLC	7.125%	6/1/2031	79,054	81,432
[4]	PennyMac Financial Services Inc.	4.250%	2/15/2029	30,140	28,981
[4]	PennyMac Financial Services Inc.	7.875%	12/15/2029	10,660	11,230
[4]	PennyMac Financial Services Inc.	7.125%	11/15/2030	24,620	25,413
[4]	PennyMac Financial Services Inc.	5.750%	9/15/2031	3,885	3,843
[4]	PennyMac Financial Services Inc.	6.875%	5/15/2032	40,090	41,031
[4]	PennyMac Financial Services Inc.	6.875%	2/15/2033	23,215	23,679
[4]	Phoenix Aviation Capital Ltd.	9.250%	7/15/2030	19,630	20,589
[4]	Rfna LP	7.875%	2/15/2030	48,500	48,821
[4]	Rocket Cos. Inc.	6.500%	8/1/2029	13,955	14,349
[4]	Rocket Cos. Inc.	6.125%	8/1/2030	63,785	65,327
[4]	Rocket Cos. Inc.	7.125%	2/1/2032	9,007	9,430
[4]	Rocket Cos. Inc.	6.375%	8/1/2033	57,678	59,910
[4]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	2.875%	10/15/2026	33,381	32,937
[4]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	3.625%	3/1/2029	20,840	20,073
[4]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	3.875%	3/1/2031	8,705	8,164
[4]	Ryan Specialty LLC	5.875%	8/1/2032	21,807	22,168
[4]	Shift4 Payments LLC / Shift4 Payments Finance Sub Inc.	6.750%	8/15/2032	77,472	79,032
[4]	Starwood Property Trust Inc.	7.250%	4/1/2029	2,307	2,434
[4]	Starwood Property Trust Inc.	6.000%	4/15/2030	17,280	17,764
[4]	Starwood Property Trust Inc.	6.500%	10/15/2030	7,120	7,422
[4]	Stonebriar ABF Issuer LLC	8.125%	12/15/2030	50,680	52,594
[4]	United Wholesale Mortgage LLC	5.750%	6/15/2027	18,225	18,254
[4]	United Wholesale Mortgage LLC	5.500%	4/15/2029	7,250	7,164
[4]	USI Inc.	7.500%	1/15/2032	4,844	5,078
[4]	UWM Holdings LLC	6.625%	2/1/2030	27,920	28,155
9

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	WEX Inc.	6.500%	3/15/2033	8,760	8,950
					2,605,073
Health Care (6.8%)
[4]	1261229 BC Ltd.	10.000%	4/15/2032	108,767	111,634
[4]	Acadia Healthcare Co. Inc.	5.500%	7/1/2028	22,472	22,201
[4]	Acadia Healthcare Co. Inc.	5.000%	4/15/2029	38,597	37,057
[4]	Acadia Healthcare Co. Inc.	7.375%	3/15/2033	5,878	5,806
[4]	Avantor Funding Inc.	4.625%	7/15/2028	40,965	40,668
[4]	Avantor Funding Inc.	3.875%	11/1/2029	20,550	19,690
[4]	Bausch & Lomb Corp.	8.375%	10/1/2028	56,102	58,541
[4,9]	BioMarin Pharmaceutical Inc.	5.500%	2/15/2034	23,870	23,967
[4]	Charles River Laboratories International Inc.	4.250%	5/1/2028	16,625	16,414
[4]	Charles River Laboratories International Inc.	3.750%	3/15/2029	18,975	18,312
[4]	CHS / Community Health Systems Inc.	6.000%	1/15/2029	7,714	7,698
[4]	CHS / Community Health Systems Inc.	6.875%	4/15/2029	38,125	35,040
[4]	CHS / Community Health Systems Inc.	5.250%	5/15/2030	17,040	16,064
[4]	CHS / Community Health Systems Inc.	4.750%	2/15/2031	26,325	23,620
[4]	CHS / Community Health Systems Inc.	10.875%	1/15/2032	49,715	53,563
[4]	CHS / Community Health Systems Inc.	9.750%	1/15/2034	39,275	40,948
	CVS Health Corp.	6.750%	12/10/2054	17,000	17,667
	CVS Health Corp.	7.000%	3/10/2055	56,100	58,658
[4]	DaVita Inc.	4.625%	6/1/2030	11,017	10,614
[4]	DaVita Inc.	3.750%	2/15/2031	34,490	31,694
[4]	DaVita Inc.	6.875%	9/1/2032	20,725	21,326
[4]	DaVita Inc.	6.750%	7/15/2033	2,570	2,635
[4]	Endo Finance Holdings LP	8.500%	4/15/2031	56,537	59,787
[4]	Genmab A/S / Genmab Finance LLC	6.250%	12/15/2032	39,560	40,592
[4]	Genmab A/S / Genmab Finance LLC	7.250%	12/15/2033	14,625	15,459
[4,5]	Grifols SA	2.250%	11/15/2027	5,350	6,309
[4,5]	Grifols SA	3.875%	10/15/2028	23,491	27,507
[4]	Grifols SA	4.750%	10/15/2028	17,445	17,193
[4,5]	Grifols SA	7.125%	5/1/2030	13,025	16,123
	HCA Inc.	5.875%	2/1/2029	16,720	17,405
[4]	Hologic Inc.	3.250%	2/15/2029	29,875	29,763
[4]	IQVIA Inc.	5.000%	10/15/2026	41,558	41,562
[4]	IQVIA Inc.	5.000%	5/15/2027	28,152	28,160
[4]	IQVIA Inc.	6.250%	6/1/2032	18,058	18,791
[4]	Jazz Securities DAC	4.375%	1/15/2029	22,850	22,490
[4]	LifePoint Health Inc.	11.000%	10/15/2030	10,888	11,885
[4]	Medline Borrower LP	3.875%	4/1/2029	89,647	87,755
[4]	Medline Borrower LP	5.250%	10/1/2029	74,444	74,566
[4]	Medline Borrower LP / Medline Co-Issuer Inc.	6.250%	4/1/2029	20,930	21,604
[4,5]	Organon & Co. / Organon Foreign Debt Co-Issuer BV	2.875%	4/30/2028	8,487	9,876
[4]	Organon & Co. / Organon Foreign Debt Co-Issuer BV	4.125%	4/30/2028	22,406	21,976
[4]	Organon & Co. / Organon Foreign Debt Co-Issuer BV	6.750%	5/15/2034	14,473	14,150
[4]	Radiology Partners Inc.	8.500%	7/15/2032	13,070	13,760
[4,5]	Rossini Sarl	6.750%	12/31/2029	28,280	34,953
[5]	Rossini Sarl	6.750%	12/31/2029	3,500	4,326
[4]	Star Parent Inc.	9.000%	10/1/2030	71,057	75,303
[4]	Teleflex Inc.	4.250%	6/1/2028	34,312	33,815
	Tenet Healthcare Corp.	5.125%	11/1/2027	4,670	4,671
	Tenet Healthcare Corp.	4.625%	6/15/2028	19,080	19,052
	Tenet Healthcare Corp.	6.125%	10/1/2028	19,293	19,331
	Tenet Healthcare Corp.	4.250%	6/1/2029	10,405	10,247
	Tenet Healthcare Corp.	4.375%	1/15/2030	32,235	31,686
	Tenet Healthcare Corp.	6.125%	6/15/2030	60,510	61,814
	Tenet Healthcare Corp.	6.750%	5/15/2031	41,920	43,560
[4]	Tenet Healthcare Corp.	5.500%	11/15/2032	21,880	22,116
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/2026	24,276	24,076
	Teva Pharmaceutical Finance Netherlands III BV	4.750%	5/9/2027	5,358	5,358
	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/1/2028	30,510	31,679
	Teva Pharmaceutical Finance Netherlands III BV	5.125%	5/9/2029	10,582	10,696
	Teva Pharmaceutical Finance Netherlands III BV	7.875%	9/15/2029	5,480	6,006
	Teva Pharmaceutical Finance Netherlands III BV	8.125%	9/15/2031	5,725	6,572
	Teva Pharmaceutical Finance Netherlands III BV	6.000%	12/1/2032	34,735	36,370
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/2046	12,560	9,606
	Teva Pharmaceutical Finance Netherlands IV BV	5.750%	12/1/2030	8,000	8,281
					1,770,048
10

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Industrials (7.2%)
[4]	ADT Security Corp.	5.875%	10/15/2033	12,740	12,921
[4]	Air Canada	3.875%	8/15/2026	50,323	50,124
[4]	Allied Universal Holdco LLC	7.875%	2/15/2031	31,200	32,783
[4]	Allied Universal Holdco LLC / Allied Universal Finance Corp.	6.875%	6/15/2030	53,710	55,775
[4]	Allied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas Luxco 4 Sarl	4.625%	6/1/2028	6,785	6,693
[4]	Allison Transmission Inc.	4.750%	10/1/2027	1,940	1,940
[4]	Allison Transmission Inc.	5.875%	6/1/2029	2,340	2,370
[4]	Allison Transmission Inc.	3.750%	1/30/2031	1,461	1,377
[4]	Allison Transmission Inc.	5.875%	12/1/2033	5,470	5,546
[4]	American Airlines Inc.	7.250%	2/15/2028	10,312	10,503
[4]	American Airlines Inc.	8.500%	5/15/2029	18,391	19,184
[4]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.500%	4/20/2026	2,081	2,084
[4]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.750%	4/20/2029	56,224	56,812
[4]	Aramark Services Inc.	5.000%	2/1/2028	37,167	37,162
[4]	Arcosa Inc.	6.875%	8/15/2032	5,592	5,895
	ATI Inc.	7.250%	8/15/2030	30,100	31,551
[4]	Axon Enterprise Inc.	6.250%	3/15/2033	1,764	1,827
[4]	Bombardier Inc.	8.750%	11/15/2030	11,350	12,158
[4]	Bombardier Inc.	7.250%	7/1/2031	11,740	12,465
[4]	Bombardier Inc.	7.000%	6/1/2032	8,925	9,373
[4]	Bombardier Inc.	6.750%	6/15/2033	3,145	3,306
[4]	BWX Technologies Inc.	4.125%	6/30/2028	29,351	28,925
[4]	BWX Technologies Inc.	4.125%	4/15/2029	48,969	48,007
[4]	Chart Industries Inc.	7.500%	1/1/2030	6,290	6,553
[4]	Chart Industries Inc.	9.500%	1/1/2031	8,690	9,149
[4]	Clean Harbors Inc.	5.125%	7/15/2029	25,851	25,896
[4]	Clean Harbors Inc.	6.375%	2/1/2031	20,716	21,212
[4]	Clean Harbors Inc.	5.750%	10/15/2033	45,861	46,885
[4]	CompoSecure Holdings LLC	5.625%	2/1/2033	55,175	54,988
[4]	EMRLD Borrower LP / Emerald Co-Issuer Inc.	6.625%	12/15/2030	98,955	102,581
[4]	EMRLD Borrower LP / Emerald Co-Issuer Inc.	6.750%	7/15/2031	13,110	13,738
[4]	Enpro Inc.	6.125%	6/1/2033	7,520	7,736
[4]	Entegris Inc.	4.375%	4/15/2028	52,005	51,614
[4]	Entegris Inc.	4.750%	4/15/2029	39,230	39,224
[4]	Entegris Inc.	3.625%	5/1/2029	15,061	14,515
[4]	Entegris Inc.	5.950%	6/15/2030	8,995	9,172
[4]	First Student Bidco Inc. / First Transit Parent Inc.	4.000%	7/31/2029	80,351	78,205
[4]	Garda World Security Corp.	7.750%	2/15/2028	8,230	8,405
[4]	Garda World Security Corp.	6.500%	1/15/2031	10,520	10,786
[4]	Garda World Security Corp.	8.250%	8/1/2032	21,672	22,158
[4]	Gates Corp.	6.875%	7/1/2029	14,757	15,335
[4]	Genesee & Wyoming Inc.	6.250%	4/15/2032	17,975	18,551
[4]	GFL Environmental Holdings US Inc.	5.500%	2/1/2034	9,250	9,273
[4]	Goat Holdco LLC	6.750%	2/1/2032	46,040	47,325
[4]	Herc Holdings Inc.	6.625%	6/15/2029	8,785	9,092
[4]	Herc Holdings Inc.	7.000%	6/15/2030	6,875	7,213
[4]	Herc Holdings Inc.	5.750%	3/15/2031	6,975	7,021
[4]	Herc Holdings Inc.	7.250%	6/15/2033	14,309	15,143
[4]	Herc Holdings Inc.	6.000%	3/15/2034	4,200	4,220
[4]	JetBlue Airways Corp. / JetBlue Loyalty LP	9.875%	9/20/2031	79,651	80,019
[4]	Mueller Water Products Inc.	4.000%	6/15/2029	1,840	1,790
[4,5]	Q-Park Holding I BV	2.000%	3/1/2027	10,440	12,296
[4,5]	Q-Park Holding I BV	5.125%	3/1/2029	19,705	23,944
[4]	Raven Acquisition Holdings LLC	6.875%	11/15/2031	8,495	8,516
[4]	Reworld Holding Corp.	4.875%	12/1/2029	18,135	17,552
[4]	Roller Bearing Co. of America Inc.	4.375%	10/15/2029	9,610	9,469
[4,5]	TK Elevator Midco GmbH	4.375%	7/15/2027	23,199	27,556
[4]	TK Elevator US Newco Inc.	5.250%	7/15/2027	35,331	35,331
[4]	TopBuild Corp.	3.625%	3/15/2029	1,940	1,881
[4]	TopBuild Corp.	4.125%	2/15/2032	6,605	6,286
[4]	TopBuild Corp.	5.625%	1/31/2034	10,340	10,445
[4]	TransDigm Inc.	6.750%	8/15/2028	71,776	73,047
	TransDigm Inc.	4.625%	1/15/2029	7,010	6,972
[4]	TransDigm Inc.	6.375%	3/1/2029	71,578	73,638
[4]	TransDigm Inc.	6.875%	12/15/2030	13,075	13,613
[4]	TransDigm Inc.	7.125%	12/1/2031	28,085	29,424
[4]	TransDigm Inc.	6.625%	3/1/2032	18,481	19,143
[4]	TransDigm Inc.	6.000%	1/15/2033	13,560	13,817
[4]	TransDigm Inc.	6.375%	5/31/2033	34,453	35,081
11

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	TransDigm Inc.	6.250%	1/31/2034	4,345	4,493
[9]	United Airlines Holdings Inc.	5.375%	3/1/2031	3,460	3,495
[4]	United Airlines Inc.	4.375%	4/15/2026	27,710	27,690
[4]	United Airlines Inc.	4.625%	4/15/2029	25,654	25,629
	United Rentals North America Inc.	4.875%	1/15/2028	44,021	44,025
	United Rentals North America Inc.	4.000%	7/15/2030	37,297	36,060
	United Rentals North America Inc.	3.875%	2/15/2031	16,500	15,738
[4]	WESCO Distribution Inc.	6.375%	3/15/2029	22,560	23,271
[4]	WESCO Distribution Inc.	6.625%	3/15/2032	18,045	18,865
[4]	WESCO Distribution Inc.	6.375%	3/15/2033	9,535	9,922
[4]	Williams Scotsman Inc.	4.625%	8/15/2028	15,360	15,305
[4]	Williams Scotsman Inc.	6.625%	6/15/2029	16,495	17,042
[4]	Williams Scotsman Inc.	7.375%	10/1/2031	14,200	14,816
					1,860,942
Materials (9.6%)
[4]	Advanced Drainage Systems Inc.	5.000%	9/30/2027	2,435	2,432
[4]	Advanced Drainage Systems Inc.	6.375%	6/15/2030	18,336	18,746
[4]	Alcoa Nederland Holding BV	6.125%	5/15/2028	2,040	2,042
[4]	Alumina Pty Ltd.	6.125%	3/15/2030	3,495	3,603
[4]	Alumina Pty Ltd.	6.375%	9/15/2032	16,815	17,471
[4]	AmeriTex HoldCo Intermediate LLC	7.625%	8/15/2033	3,585	3,771
[4]	Ardagh Group SA	9.500%	12/1/2030	19,527	21,116
[4]	Ardagh Group SA	12.000%	12/1/2030	38,325	36,140
[4]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	3.250%	9/1/2028	26,400	25,397
[4]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	4.000%	9/1/2029	52,631	49,994
[4,5]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	5.000%	1/30/2031	7,900	9,538
[4]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	6.250%	1/30/2031	10,470	10,761
[4]	Avient Corp.	7.125%	8/1/2030	47,805	49,174
[4]	Avient Corp.	6.250%	11/1/2031	6,020	6,188
[4]	Axalta Coating Systems Dutch Holding B BV	7.250%	2/15/2031	20,930	22,037
[4]	Axalta Coating Systems LLC	3.375%	2/15/2029	38,234	36,799
	Ball Corp.	6.000%	6/15/2029	11,620	11,977
	Ball Corp.	2.875%	8/15/2030	2,600	2,393
	Ball Corp.	5.500%	9/15/2033	3,460	3,519
[4]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/2029	22,093	22,263
[4]	Canpack SA / Canpack US LLC	3.875%	11/15/2029	12,200	11,628
[4]	Carpenter Technology Corp.	5.625%	3/1/2034	5,065	5,146
	Celanese US Holdings LLC	6.500%	4/15/2030	29,835	30,324
	Celanese US Holdings LLC	7.000%	2/15/2031	16,780	17,179
	Celanese US Holdings LLC	6.750%	4/15/2033	44,535	45,105
	Celanese US Holdings LLC	7.375%	2/15/2034	34,670	35,294
	Chemours Co.	5.375%	5/15/2027	27,490	27,676
[4]	Chemours Co.	5.750%	11/15/2028	28,650	28,431
[4]	Chemours Co.	4.625%	11/15/2029	33,961	31,681
[4]	Cleveland-Cliffs Inc.	4.625%	3/1/2029	1,248	1,229
[4]	Cleveland-Cliffs Inc.	6.875%	11/1/2029	30,440	31,643
[4]	Cleveland-Cliffs Inc.	6.750%	4/15/2030	2,910	2,985
[4]	Cleveland-Cliffs Inc.	7.500%	9/15/2031	35,747	37,701
[4]	Cleveland-Cliffs Inc.	7.375%	5/1/2033	15,570	16,232
[4]	Cleveland-Cliffs Inc.	7.625%	1/15/2034	9,560	10,011
[4]	Clydesdale Acquisition Holdings Inc.	6.625%	4/15/2029	27,900	28,174
[4]	Clydesdale Acquisition Holdings Inc.	6.875%	1/15/2030	26,170	26,499
[4]	Clydesdale Acquisition Holdings Inc.	8.750%	4/15/2030	25,560	25,592
[4]	Clydesdale Acquisition Holdings Inc.	6.750%	4/15/2032	43,025	43,391
	Commercial Metals Co.	4.125%	1/15/2030	8,740	8,498
	Commercial Metals Co.	4.375%	3/15/2032	19,045	18,203
[4]	Commercial Metals Co.	5.750%	11/15/2033	34,324	34,895
[4]	Commercial Metals Co.	6.000%	12/15/2035	37,605	38,424
[4]	Constellium SE	5.625%	6/15/2028	15,529	15,541
[4]	Constellium SE	3.750%	4/15/2029	36,000	34,811
[4,5]	Constellium SE	5.375%	8/15/2032	14,925	18,556
[4]	Constellium SE	6.375%	8/15/2032	7,320	7,569
[4]	Crown Americas LLC	5.875%	6/1/2033	15,085	15,418
[4]	Element Solutions Inc.	3.875%	9/1/2028	35,633	34,754
[4]	First Quantum Minerals Ltd.	8.625%	6/1/2031	5,325	5,598
[4]	First Quantum Minerals Ltd.	8.000%	3/1/2033	17,166	18,411
[4]	First Quantum Minerals Ltd.	7.250%	2/15/2034	4,000	4,202
	FMC Corp.	5.650%	5/18/2033	11,440	10,139
	FMC Corp.	8.450%	11/1/2055	17,903	14,424
12

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	FMG Resources August 2006 Pty Ltd.	5.875%	4/15/2030	10,676	10,990
[4]	FMG Resources August 2006 Pty Ltd.	4.375%	4/1/2031	18,833	18,185
[4]	FMG Resources August 2006 Pty Ltd.	6.125%	4/15/2032	21,227	22,127
[4]	Graphic Packaging International LLC	4.750%	7/15/2027	7,870	7,855
[4]	Graphic Packaging International LLC	3.500%	3/15/2028	60,212	58,353
[4]	Graphic Packaging International LLC	3.500%	3/1/2029	10,705	10,212
[4]	Graphic Packaging International LLC	3.750%	2/1/2030	25,263	23,867
[4]	Graphic Packaging International LLC	6.375%	7/15/2032	15,735	15,908
[4]	Hudbay Minerals Inc.	6.125%	4/1/2029	30,156	30,492
[4]	Inversion Escrow Issuer LLC	6.750%	8/1/2032	49,623	49,171
[4]	JH North America Holdings Inc.	5.875%	1/31/2031	23,110	23,515
[4]	JH North America Holdings Inc.	6.125%	7/31/2032	37,727	38,518
[4]	Magnera Corp.	7.250%	11/15/2031	21,414	20,287
[4]	NOVA Chemicals Corp.	5.250%	6/1/2027	33,179	33,324
[4]	NOVA Chemicals Corp.	8.500%	11/15/2028	12,935	13,536
[4]	NOVA Chemicals Corp.	4.250%	5/15/2029	7,480	7,329
[4]	NOVA Chemicals Corp.	9.000%	2/15/2030	28,364	30,212
[4]	NOVA Chemicals Corp.	7.000%	12/1/2031	15,770	16,835
[4]	Novelis Corp.	4.750%	1/30/2030	21,512	20,844
[4]	Novelis Corp.	3.875%	8/15/2031	34,337	31,436
[4]	Novelis Corp.	6.375%	8/15/2033	4,070	4,147
[4]	Olympus Water US Holding Corp.	4.250%	10/1/2028	35,530	34,424
[4]	Olympus Water US Holding Corp.	7.250%	6/15/2031	75,627	77,530
[4]	Olympus Water US Holding Corp.	7.250%	2/15/2033	68,018	67,805
[4]	Owens-Brockway Glass Container Inc.	6.625%	5/13/2027	35,665	35,665
[4]	Owens-Brockway Glass Container Inc.	7.250%	5/15/2031	40,473	41,164
[4]	Owens-Brockway Glass Container Inc.	7.375%	6/1/2032	46,884	47,810
[4]	Qnity Electronics Inc.	5.750%	8/15/2032	62,685	63,828
[4]	Qnity Electronics Inc.	6.250%	8/15/2033	26,145	26,999
[4]	Quikrete Holdings Inc.	6.375%	3/1/2032	56,139	58,225
[4]	Quikrete Holdings Inc.	6.750%	3/1/2033	22,565	23,421
[4]	Sealed Air Corp.	4.000%	12/1/2027	6,025	6,003
[4]	Sealed Air Corp.	5.000%	4/15/2029	7,674	7,727
[4]	Sealed Air Corp.	6.875%	7/15/2033	3,745	3,940
[4]	Sealed Air Corp. / Sealed Air Corp. US	6.125%	2/1/2028	14,740	14,972
[5]	Silgan Holdings Inc.	2.250%	6/1/2028	23,045	26,743
[4]	SNF Group SACA	3.125%	3/15/2027	21,540	21,208
[4]	SNF Group SACA	3.375%	3/15/2030	3,150	2,960
[4]	Standard Building Solutions Inc.	6.500%	8/15/2032	7,040	7,261
[4]	Standard Building Solutions Inc.	6.250%	8/1/2033	3,570	3,649
[4]	Standard Industries Inc.	4.750%	1/15/2028	29,839	29,701
[4]	Standard Industries Inc.	4.375%	7/15/2030	39,150	37,808
[4]	Standard Industries Inc.	3.375%	1/15/2031	48,750	44,983
[4,5]	Trivium Packaging Finance BV	6.625%	7/15/2030	11,385	14,192
[4]	Trivium Packaging Finance BV	8.250%	7/15/2030	24,281	25,932
[4]	Trivium Packaging Finance BV	12.250%	1/15/2031	20,515	22,407
[4]	Tronox Inc.	4.625%	3/15/2029	71,470	54,890
[4]	Tronox Inc.	9.125%	9/30/2030	21,483	21,289
[4]	Windsor Holdings III LLC	8.500%	6/15/2030	34,375	36,254
[4]	WR Grace Holdings LLC	5.625%	8/15/2029	18,763	17,945
[4]	WR Grace Holdings LLC	7.375%	3/1/2031	11,023	11,250
[4]	WR Grace Holdings LLC	6.625%	8/15/2032	8,972	8,928
[4]	WR Grace Holdings LLC	7.000%	8/1/2033	5,396	5,403
					2,480,184
Real Estate (2.1%)
	Brandywine Operating Partnership LP	3.950%	11/15/2027	3,632	3,565
	Brandywine Operating Partnership LP	8.300%	3/15/2028	3,160	3,334
	Brandywine Operating Partnership LP	8.875%	4/12/2029	36,432	39,120
	Brandywine Operating Partnership LP	4.550%	10/1/2029	8,950	8,508
	Brandywine Operating Partnership LP	6.125%	1/15/2031	31,565	30,580
[4]	Cushman & Wakefield US Borrower LLC	8.875%	9/1/2031	14,705	15,671
	Hudson Pacific Properties LP	3.950%	11/1/2027	25,575	24,540
	Hudson Pacific Properties LP	5.950%	2/15/2028	35,106	34,548
	Hudson Pacific Properties LP	4.650%	4/1/2029	19,735	18,076
	Hudson Pacific Properties LP	3.250%	1/15/2030	26,055	22,109
[4]	Iron Mountain Inc.	4.875%	9/15/2027	36,420	36,380
[4]	Iron Mountain Inc.	7.000%	2/15/2029	33,400	34,328
[4]	Iron Mountain Inc.	4.875%	9/15/2029	58,006	57,197
[4]	Iron Mountain Inc.	5.250%	7/15/2030	31,100	30,784
13

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Iron Mountain Inc.	4.500%	2/15/2031	11,180	10,673
	MPT Operating Partnership LP / MPT Finance Corp.	4.625%	8/1/2029	4,600	3,944
	MPT Operating Partnership LP / MPT Finance Corp.	3.500%	3/15/2031	13,620	10,069
[4,5]	MPT Operating Partnership LP / MPT Finance Corp.	7.000%	2/15/2032	11,460	14,159
[4]	MPT Operating Partnership LP / MPT Finance Corp.	8.500%	2/15/2032	42,695	45,729
[4]	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer	7.000%	2/1/2030	7,353	7,572
[4]	RHP Hotel Properties LP / RHP Finance Corp.	6.500%	4/1/2032	10,325	10,687
[4]	RHP Hotel Properties LP / RHP Finance Corp.	6.500%	6/15/2033	3,365	3,488
	SBA Communications Corp.	3.875%	2/15/2027	11,065	10,986
	SBA Communications Corp.	3.125%	2/1/2029	10,805	10,322
	Service Properties Trust	5.500%	12/15/2027	9,400	9,326
[4]	Service Properties Trust	0.000%	9/30/2028	4,985	4,524
	Service Properties Trust	8.375%	6/15/2029	23,253	23,529
[4]	XHR LP	4.875%	6/1/2029	5,760	5,685
[4]	XHR LP	6.625%	5/15/2030	6,175	6,384
					535,817
Technology (5.4%)
[4]	Amentum Holdings Inc.	7.250%	8/1/2032	31,725	33,443
[4]	Amkor Technology Inc.	5.875%	10/1/2033	5,574	5,691
[4]	AthenaHealth Group Inc.	6.500%	2/15/2030	81,700	79,263
[4]	CACI International Inc.	6.375%	6/15/2033	21,695	22,551
[4]	Central Parent Inc. / CDK Global Inc.	7.250%	6/15/2029	4,685	3,585
[4]	Central Parent LLC / CDK Global II LLC / CDK Financing Co. Inc.	8.000%	6/15/2029	18,459	14,356
[4]	Cloud Software Group Inc.	6.500%	3/31/2029	86,206	85,675
[4]	Cloud Software Group Inc.	9.000%	9/30/2029	52,675	53,275
[4]	Cloud Software Group Inc.	8.250%	6/30/2032	85,656	87,168
[4]	Cloud Software Group Inc.	6.625%	8/15/2033	25,385	24,332
[4]	Coherent Corp.	5.000%	12/15/2029	43,655	43,504
	Cotiviti Corp.	7.625%	5/1/2031	7,752	7,248
[4]	Ellucian Holdings Inc.	6.500%	12/1/2029	11,875	11,737
[4]	Fortress Intermediate 3 Inc.	7.500%	6/1/2031	40,150	40,959
[4]	Gen Digital Inc.	6.250%	4/1/2033	9,380	9,429
[4]	Imola Merger Corp.	4.750%	5/15/2029	176,057	173,358
[4]	Kioxia Holdings Corp.	6.250%	7/24/2030	7,185	7,427
[4]	Kioxia Holdings Corp.	6.625%	7/24/2033	6,768	7,074
[4]	McAfee Corp.	7.375%	2/15/2030	114,276	90,980
[4]	NCR Atleos Corp.	9.500%	4/1/2029	35,410	37,936
	Nokia of America Corp.	6.500%	1/15/2028	56,315	56,216
	Nokia of America Corp.	6.450%	3/15/2029	88,727	89,446
[4]	Open Text Corp.	3.875%	2/15/2028	55,222	53,447
[4]	Open Text Corp.	3.875%	12/1/2029	43,220	40,171
[4]	Open Text Holdings Inc.	4.125%	2/15/2030	33,435	31,060
[4]	Open Text Holdings Inc.	4.125%	12/1/2031	16,355	14,698
[4]	Rocket Software Inc.	9.000%	11/28/2028	55,745	55,657
[4]	Rocket Software Inc.	6.500%	2/15/2029	48,347	42,942
[4]	Science Applications International Corp.	5.875%	11/1/2033	3,975	4,008
[4]	SS&C Technologies Inc.	5.500%	9/30/2027	101,428	101,346
[4]	UKG Inc.	6.875%	2/1/2031	43,220	43,197
	Western Digital Corp.	4.750%	2/15/2026	6,515	6,515
	X Corp.	9.500%	10/26/2029	18,170	18,789
					1,396,483
Utilities (2.4%)
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.750%	5/20/2027	17,666	17,781
[4]	California Buyer Ltd. / Atlantica Sustainable Infrastructure plc	6.375%	2/15/2032	10,515	10,491
[4]	Calpine Corp.	4.500%	2/15/2028	25,100	25,092
[4]	Clearway Energy Operating LLC	4.750%	3/15/2028	30,596	30,533
[4]	Clearway Energy Operating LLC	3.750%	2/15/2031	92,260	86,373
[4]	Clearway Energy Operating LLC	3.750%	1/15/2032	15,926	14,656
[4]	Clearway Energy Operating LLC	5.750%	1/15/2034	10,285	10,323
	Edison International	8.125%	6/15/2053	13,050	13,528
	Edison International	7.875%	6/15/2054	40,950	42,596
[4]	Hawaiian Electric Co. Inc.	6.000%	10/1/2033	42,165	42,773
[4]	NRG Energy Inc.	5.750%	7/15/2029	7,575	7,602
[4]	NRG Energy Inc.	5.750%	1/15/2034	15,850	15,955
[4]	NRG Energy Inc.	6.250%	11/1/2034	10,595	10,866
[4]	NRG Energy Inc.	6.000%	1/15/2036	19,805	20,004
[4]	Pattern Energy Operations LP / Pattern Energy Operations Inc.	4.500%	8/15/2028	4,535	4,490
[4]	Suburban Propane Partners LP / Suburban Energy Finance Corp.	5.000%	6/1/2031	12,970	12,460
[4]	Talen Energy Supply LLC	6.250%	2/1/2034	15,690	15,907
14

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Talen Energy Supply LLC	6.500%	2/1/2036	11,775	12,068
[4]	TerraForm Power Operating LLC	5.000%	1/31/2028	6,097	6,105
[4]	TerraForm Power Operating LLC	4.750%	1/15/2030	4,140	4,017
	TransAlta Corp.	5.875%	2/1/2034	3,895	3,900
[4]	Vistra Operations Co. LLC	5.625%	2/15/2027	20,315	20,322
[4]	Vistra Operations Co. LLC	4.375%	5/1/2029	13,564	13,404
[4]	Vistra Operations Co. LLC	7.750%	10/15/2031	20,767	21,985
[4]	Vistra Operations Co. LLC	6.875%	4/15/2032	9,005	9,465
[4]	XPLR Infrastructure Operating Partners LP	4.500%	9/15/2027	7,790	7,719
[4]	XPLR Infrastructure Operating Partners LP	7.250%	1/15/2029	72,777	75,063
[4]	XPLR Infrastructure Operating Partners LP	8.375%	1/15/2031	30,350	31,873
[4]	XPLR Infrastructure Operating Partners LP	8.625%	3/15/2033	18,235	19,134
[4]	XPLR Infrastructure Operating Partners LP	7.750%	4/15/2034	24,968	25,433
					631,918
Total Corporate Bonds (Cost $21,974,510)					22,305,378
Floating Rate Loan Interests (3.4%)
[8]	Amentum Government Services Holdings LLC Term Loan B, TSFR1M + 2.000%	5.672%	9/29/2031	12,624	12,628
[8]	American Airlines Inc. Term Loan B, TSFR3M + 3.250%	6.918%	5/28/2032	8,282	8,294
[8]	American Airlines Inc. Term Loan, TSFR3M + 2.250%	5.918%	4/20/2028	19,597	19,557
[8]	Asurion LLC Term Loan B-11, TSFR1M + 4.250%	8.022%	8/19/2028	15,858	15,863
[8]	Asurion LLC Term Loan B-12, TSFR1M + 4.250%	7.922%	9/19/2030	3,831	3,841
[8]	Asurion LLC Term Loan B-13, TSFR1M + 4.250%	7.922%	9/19/2030	11,547	11,571
[8]	Athenahealth Group Inc. Term Loan B, TSFR1M + 2.750%	6.422%	2/15/2029	29,697	29,259
[8]	Barnes Group Inc. Term Loan B, TSFR1M + 2.500%	6.172%	1/27/2032	9,690	9,678
[8]	Bausch & Lomb Corp. Term Loan, TSFR1M + 3.750%	7.422%	1/15/2031	42,400	42,639
[8]	Beach Acquisition Bidco LLC Term Loan B, TSFR3M + 3.250%	6.922%	9/12/2032	12,275	12,306
[8]	Belron Finance 2019 LLC Term Loan B, TSFR3M + 2.250%	6.120%	10/16/2031	36,036	36,080
[8,10]	Betclic Everest Group	—%	12/10/2031	1,730	1,734
[8,10]	BioMarin Pharmaceutical Inc.	—%	1/28/2033	1,395	1,396
[8]	Boots Group Bidco Ltd. Term Loan, TSFR3M + 3.500%	7.206%	8/30/2032	12,805	12,837
[8]	Brown Group Holding LLC Term Loan B, TSFR1M + 2.500%	6.172%	7/1/2031	20,243	20,224
[8]	Central Parent Inc. Term Loan B, TSFR3M + 3.250%	6.922%	7/6/2029	9,352	7,181
[8]	Chobani LLC Term Loan B, TSFR1M + 2.250%	5.922%	10/28/2032	4,245	4,256
[8]	Clarios Global LP Term Loan B, TSFR1M + 2.500%	6.172%	5/6/2030	3,236	3,234
[8]	Clarios Global LP Term Loan B, TSFR1M + 2.750%	6.422%	1/28/2032	41,312	41,337
[8]	Clydesdale Acquisition Holdings Inc. Term Loan B, TSFR1M + 3.250%	6.922%	4/1/2032	31	30
[8]	CompoSecure Holdings LLC Term Loan, TSFR1M + 2.250%	5.928%	1/14/2033	3,510	3,501
[8]	Cotiviti Corp. Term Loan, TSFR1M + 2.750%	6.450%	3/26/2032	13,288	12,236
[8]	Cushman & Wakefield US Borrower LLC Term Loan B-3, TSFR1M + 2.750%	6.422%	1/31/2030	11,598	11,649
[8]	Dayforce Inc. Term Loan, TSFR3M + 3.000%	6.661%	8/20/2032	61,835	59,582
[8]	Endo Luxembourg Finance Co. I Sarl Term Loan, TSFR1M + 3.750%	7.422%	4/23/2031	34,504	34,498
[8]	First Student Bidco Inc. Term Loan B, TSFR3M + 2.500%	6.172%	8/15/2030	6,517	6,504
[8]	First Student Bidco Inc. Term Loan C, TSFR3M + 2.500%	6.172%	8/15/2030	1,192	1,190
[8]	Fortress Intermediate 3 Inc. Term Loan B, TSFR1M + 3.000%	6.675%	6/27/2031	17,528	17,002
[8]	Froneri Lux Finco Sarl Term Loan B-6, TSFR6M + 2.250%	5.877%	9/30/2032	18,770	18,708
[8,10]	Graham Packaging Co. Inc.	—%	1/26/2033	4,860	4,850
[8]	Gryphon Acquire Newco LLC Term Loan B, TSFR6M + 3.000%	6.854%	9/13/2032	9,545	9,485
[8,10]	Hologic Inc.	—%	1/14/2033	31,270	31,020
[8]	Howden Group Holdings Ltd. Term Loan B, TSFR1M + 2.750%	6.422%	2/15/2031	26,142	26,074
[8]	HUB International Ltd. Term Loan B, TSFR3M + 2.250%	5.920%	6/20/2030	21,831	21,813
[8]	IRB Holding Corp. Term Loan B, TSFR1M + 2.500%	6.172%	12/16/2030	43,837	43,783
[8]	JetBlue Airways Corp. Term Loan B, TSFR3M + 4.750%	8.445%	8/27/2029	26,218	25,078
[8]	LBM Acquisition LLC Term Loan B, TSFR1M + 3.750%	7.521%	6/6/2031	17,349	16,647
[8]	Light & Wonder International Inc. Term Loan B, TSFR1M + 2.000%	5.671%	4/16/2029	4,140	4,066
[8]	McAfee LLC Term Loan B, TSFR1M + 3.000%	6.672%	3/1/2029	35,323	30,598
[8]	Medline Borrower LP Term Loan B, TSFR1M + 1.750%	5.422%	10/23/2028	5,113	5,125
[8,10]	Men's Wearhouse Inc.	—%	1/22/2031	555	555
[8]	NorthRiver Midstream Finance LP Term Loan B, TSFR3M + 2.250%	5.911%	8/16/2030	15,803	15,810
[8]	Opal Bidco SAS Term Loan B-4, TSFR3M + 3.000%	6.686%	4/28/2032	13,496	13,503
[8]	Qnity Electronics Inc. Term Loan B, TSFR6M + 2.000%	5.804%	11/1/2032	7,185	7,212
[8]	Quikrete Holdings Inc. Term Loan B, TSFR1M + 2.250%	5.922%	2/10/2032	13,488	13,473
[8]	Rocket Software Inc. Term Loan B, TSFR1M + 3.750%	7.422%	11/28/2028	9,410	8,969
[8]	Sazerac Co. Inc. Term Loan B, TSFR1M + 2.000%	5.680%	7/9/2032	9,017	8,997
[8]	Sedgwick Claims Management Services Inc. Term Loan B, TSFR1M + 2.500%	6.172%	7/31/2031	22,903	22,789
[8]	Specialty Building Products Holdings LLC Term Loan B, TSFR1M + 3.750%	7.522%	10/16/2028	22,398	21,152
[8]	Staples Inc. Term Loan B, TSFR3M + 5.750%	9.604%	9/4/2029	9,663	9,206
[8]	Star Parent Inc. Term Loan B, TSFR3M + 4.000%	7.672%	9/27/2030	32,420	32,380
[8]	TK Elevator Midco GmbH Term Loan B, TSFR6M + 2.750%	6.377%	4/30/2030	4,893	4,899
15

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8,10]	TransDigm Inc.	—%	1/19/2032	2,075	2,074
[8]	Truist Insurance Holdings LLC Term Loan, TSFR3M + 4.750%	8.422%	5/6/2032	24,486	24,548
[8,10]	Versant Media Group Inc.	—%	1/30/2031	3,435	3,429
[8]	Wand NewCo 3 Inc. Term Loan B, TSFR1M + 2.500%	6.172%	1/30/2031	23,220	23,181
Total Floating Rate Loan Interests (Cost $900,279)					889,531
				Shares
Common Stocks (0.1%)
*	Yeoman Capital SA			2,617,213	21,018
*	Luxco Co. Ltd.			353,998	6,766
Total Common Stocks (Cost $71,223)					27,784
Temporary Cash Investments (4.0%)
Money Market Fund (1.6%)
[11]	Vanguard Market Liquidity Fund	3.704%		4,128,681	412,868
			Maturity Date	Face Amount ($000)
Repurchase Agreements (2.4%)
	Bank of America Securities, LLC (Dated 1/30/2026, Repurchase Value $65,020, collateralized by U.S. Government Agency Obligations 4.000%, 9/1/2052, with a value of $66,300)	3.680%	2/2/2026	65,000	65,000
	Bank of America Securities, LLC (Dated 1/30/2026, Repurchase Value $73,222, collateralized by U.S. Government Agency Obligations 2.000%–7.000%, 1/1/2029–2/1/2056, with a value of $74,664)	3.670%	2/2/2026	73,200	73,200
	Bank of America Securities, LLC (Dated 1/30/2026, Repurchase Value $125,038, collateralized by U.S. Treasury Obligations 0.375%–4.750%, 9/30/2027–2/15/2055, with a value of $127,500)	3.670%	2/2/2026	125,000	125,000
	Credit Agricole Securities (Dated 1/30/2026, Repurchase Value $21,707, collateralized by U.S. Treasury Obligations 4.125%, 2/29/2032, with a value of $22,134)	3.660%	2/2/2026	21,700	21,700
	JP Morgan Securities, LLC (Dated 1/30/2026, Repurchase Value $28,809, collateralized by U.S. Treasury Obligations 0.000%–6.375%, 2/3/2026–5/15/2031, with a value of $29,376)	3.660%	2/2/2026	28,800	28,800
	JP Morgan Securities, LLC (Dated 1/30/2026, Repurchase Value $125,038, collateralized by U.S. Treasury Obligations 0.000%–3.500%, 7/23/2026–9/30/2026, with a value of $127,500)	3.660%	2/2/2026	125,000	125,000
	Nomura International plc (Dated 1/30/2026, Repurchase Value $125,038, collateralized by U.S. Treasury Obligations 0.000%–4.625%, 2/26/2026–2/15/2035, with a value of $127,500)	3.660%	2/2/2026	125,000	125,000
	TD Securities (USA) LLC (Dated 1/30/2026, Repurchase Value $49,015, collateralized by U.S. Government Agency Obligations 5.000%, 3/20/2053, with a value of $49,980)	3.670%	2/2/2026	49,000	49,000
					612,700
16

High-Yield Corporate Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (0.0%)
United States Treasury Bill	3.534%–3.556%	1/21/2027	8,924	8,631
Total Temporary Cash Investments (Cost $1,034,194)				1,034,199
Total Investments (99.1%) (Cost $25,384,769)				25,667,954
Other Assets and Liabilities—Net (0.9%)				230,579
Net Assets (100%)				25,898,533
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Securities with a value of $59,545 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $29,950 have been segregated as initial margin for open futures contracts.
3	Securities with a value of $10,926 have been segregated as collateral for open forward currency contracts.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2026, the aggregate value was $18,742,101, representing 72.4% of net assets.
5	Face amount denominated in euro.
6	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
7	Face amount denominated in British pounds.
8	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
9	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2026.
10	Represents an unsettled loan as of January 31, 2026. The coupon rate is not known until the settlement date.
11	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3M—3-month.
DAC—Designated Activity Company.
EURIBOR—Euro Interbank Offered Rate.
REIT—Real Estate Investment Trust.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
TSFR6M—CME Term Secured Overnight Financing Rate 6-Month.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2026	4,073	849,189	(1,470)
5-Year U.S. Treasury Note	March 2026	7,633	831,460	(5,286)
10-Year U.S. Treasury Note	March 2026	2,869	320,835	(3,406)
Long U.S. Treasury Bond	March 2026	479	55,145	(975)
Ultra 10-Year U.S. Treasury Note	March 2026	2,012	229,682	(2,859)
Ultra Long U.S. Treasury Bond	March 2026	115	13,505	(359)
				(14,355)

Short Futures Contracts
2-Year U.S. Treasury Note	March 2026	(60)	(12,510)	(9)
Euro-Bobl	March 2026	(1,541)	(213,003)	48
Euro-Bund	March 2026	(23)	(3,494)	(10)
Euro-Schatz	March 2026	(1,337)	(169,424)	29
Long U.S. Treasury Bond	March 2026	(56)	(6,447)	94
Ultra Long U.S. Treasury Bond	March 2026	(7)	(822)	4
				156
				(14,199)

17

High-Yield Corporate Fund
Forward Currency Contracts
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
			Receive		Deliver
State Street Bank & Trust Co.	3/18/2026	EUR	649	USD	767	4	—
Goldman Sachs International	2/27/2026	USD	969	CAD	1,325	—	(5)
Deutsche Bank AG	2/27/2026	USD	600,965	EUR	505,783	694	—
Toronto-Dominion Bank	3/18/2026	USD	22,796	EUR	19,483	—	(351)
State Street Bank & Trust Co.	3/18/2026	USD	13,602	EUR	11,386	73	—
JPMorgan Chase Bank, N.A.	3/18/2026	USD	11,110	EUR	9,457	—	(125)
JPMorgan Chase Bank, N.A.	3/18/2026	USD	3,857	EUR	3,219	32	—
JPMorgan Chase Bank, N.A.	2/27/2026	USD	41,176	GBP	30,129	—	(49)
						803	(530)
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.
At January 31, 2026, the counterparties had deposited in segregated accounts securities with a value of $364 in connection with open forward currency contracts.
Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-HY-S45-V2	12/21/2030	USD	814,864	5.000	72,916	11,968
1 Periodic premium received/(paid) quarterly.
USD—U.S. dollar.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
See accompanying Notes, which are an integral part of the Financial Statements.
18

High-Yield Corporate Fund
Statement of Assets and Liabilities
As of January 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $24,971,902)	25,255,086
Affiliated Issuers (Cost $412,867)	412,868
Total Investments in Securities	25,667,954
Investment in Vanguard	609
Cash	3,570
Foreign Currency, at Value (Cost $88,404)	88,082
Receivables for Investment Securities Sold	34,413
Receivables for Accrued Income	407,439
Receivables for Capital Shares Issued	17,854
Variation Margin Receivable—Futures Contracts	341
Unrealized Appreciation—Forward Currency Contracts	803
Total Assets	26,221,065
Liabilities
Payables for Investment Securities Purchased	259,602
Payables to Investment Advisor	1,319
Payables for Capital Shares Redeemed	33,834
Payables for Distributions	25,705
Payables to Vanguard	1,263
Unrealized Depreciation—Forward Currency Contracts	530
Variation Margin Payable—Centrally Cleared Swap Contracts	279
Total Liabilities	322,532
Net Assets	25,898,533
At January 31, 2026, net assets consisted of:

Paid-in Capital	27,772,428
Total Distributable Earnings (Loss)	(1,873,895)
Net Assets	25,898,533

Investor Shares—Net Assets
Applicable to 538,503,301 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,991,262
Net Asset Value Per Share—Investor Shares	$5.55

Admiral™ Shares—Net Assets
Applicable to 4,123,890,403 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	22,907,271
Net Asset Value Per Share—Admiral Shares	$5.55

See accompanying Notes, which are an integral part of the Financial Statements.
19

High-Yield Corporate Fund
Statement of Operations

Year Ended January 31, 2026
($000)
Investment Income
Income
Interest[1]	1,569,009
Total Income	1,569,009
Expenses
Investment Advisory Fees—Note B	6,226
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,587
Management and Administrative—Admiral Shares	19,419
Marketing and Distribution—Investor Shares	167
Marketing and Distribution—Admiral Shares	1,232
Custodian Fees	242
Auditing Fees	39
Shareholders’ Reports and Proxy Fees—Investor Shares	52
Shareholders’ Reports and Proxy Fees—Admiral Shares	249
Trustees’ Fees and Expenses	15
Other Expenses	21
Total Expenses	33,249
Net Investment Income	1,535,760
Realized Net Gain (Loss)
Investment Securities Sold[1]	45,997
Futures Contracts	35,965
Swap Contracts	38,768
Forward Currency Contracts	(68,811)
Foreign Currencies	4,144
Realized Net Gain (Loss)	56,063
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	419,222
Floating Rate Loan Commitments	(8)
Futures Contracts	(11,952)
Swap Contracts	(2,931)
Forward Currency Contracts	(3,666)
Foreign Currencies	(106)
Change in Unrealized Appreciation (Depreciation)	400,559
Net Increase (Decrease) in Net Assets Resulting from Operations	1,992,382
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $8,584, $18, and $1, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
20

High-Yield Corporate Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,535,760	1,455,763
Realized Net Gain (Loss)	56,063	(59,357)
Change in Unrealized Appreciation (Depreciation)	400,559	466,880
Net Increase (Decrease) in Net Assets Resulting from Operations	1,992,382	1,863,286
Distributions
Investor Shares	(186,153)	(185,046)
Admiral Shares	(1,400,048)	(1,324,879)
Total Distributions	(1,586,201)	(1,509,925)
Capital Share Transactions
Investor Shares	(131,541)	(33,296)
Admiral Shares	731,625	938,809
Net Increase (Decrease) from Capital Share Transactions	600,084	905,513
Total Increase (Decrease)	1,006,265	1,258,874
Net Assets
Beginning of Period	24,892,268	23,633,394
End of Period	25,898,533	24,892,268

See accompanying Notes, which are an integral part of the Financial Statements.
21

High-Yield Corporate Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$5.46	$5.38	$5.30	$5.77	$5.96
Investment Operations
Net Investment Income[1]	.332	.319	.299	.261	.238
Net Realized and Unrealized Gain (Loss) on Investments	.101	.092	.092	(.462)	(.185)
Total from Investment Operations	.433	.411	.391	(.201)	.053
Distributions
Dividends from Net Investment Income	(.343)	(.331)	(.311)	(.269)	(.243)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.343)	(.331)	(.311)	(.269)	(.243)
Net Asset Value, End of Period	$5.55	$5.46	$5.38	$5.30	$5.77
Total Return[2]	8.16%	7.87%	7.71%	-3.37%	0.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,991	$3,076	$3,068	$3,041	$3,612
Ratio of Total Expenses to Average Net Assets	0.22%	0.22%[3]	0.22%[3]	0.23%[3]	0.23%
Ratio of Net Investment Income to Average Net Assets	6.04%	5.90%	5.73%	4.90%	4.00%
Portfolio Turnover Rate	44%	37%	36%	36%	31%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.22%, 0.22%, and 0.23%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
22

High-Yield Corporate Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$5.46	$5.38	$5.30	$5.77	$5.96
Investment Operations
Net Investment Income[1]	.338	.325	.304	.266	.244
Net Realized and Unrealized Gain (Loss) on Investments	.101	.092	.092	(.462)	(.185)
Total from Investment Operations	.439	.417	.396	(.196)	.059
Distributions
Dividends from Net Investment Income	(.349)	(.337)	(.316)	(.274)	(.249)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.349)	(.337)	(.316)	(.274)	(.249)
Net Asset Value, End of Period	$5.55	$5.46	$5.38	$5.30	$5.77
Total Return[2]	8.27%	7.98%	7.82%	-3.27%	0.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,907	$21,816	$20,565	$20,573	$25,011
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%[3]	0.12%[3]	0.13%[3]	0.13%
Ratio of Net Investment Income to Average Net Assets	6.13%	6.00%	5.83%	5.00%	4.10%
Portfolio Turnover Rate	44%	37%	36%	36%	31%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.12%, 0.12%, and 0.13%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
23

High-Yield Corporate Fund
Notes to Financial Statements
Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund’s right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies depending on whether the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2026, the fund’s average investments in long and short futures contracts represented 8% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
6. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty
24

High-Yield Corporate Fund
may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2026, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2026, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
25

High-Yield Corporate Fund
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.
Vanguard, through its wholly owned subsidiary Vanguard Capital Management, LLC, provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,042,000 for the year ended January 31, 2026.
For the year ended January 31, 2026, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.02% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2026, the fund had contributed to Vanguard capital in the amount of $609,000, representing less than 0.01% of the fund’s net assets and 0.24% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
26

High-Yield Corporate Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,411,062	—	1,411,062
Corporate Bonds	—	22,305,378	—	22,305,378
Floating Rate Loan Interests	—	889,531	—	889,531
Common Stocks	—	27,784	—	27,784
Temporary Cash Investments	412,868	621,331	—	1,034,199
Total	412,868	25,255,086	—	25,667,954
Derivative Financial Instruments
Assets
Futures Contracts[1]	175	—	—	175
Forward Currency Contracts	—	803	—	803
Swap Contracts[1]	—	11,968	—	11,968
Total	175	12,771	—	12,946
Liabilities
Futures Contracts[1]	(14,374)	—	—	(14,374)
Forward Currency Contracts	—	(530)	—	(530)
Total	(14,374)	(530)	—	(14,904)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At January 31, 2026, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	175	—	—	175
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	11,968	11,968
Unrealized Appreciation—Forward Currency Contracts	—	803	—	803
Total Assets	175	803	11,968	12,946

Unrealized Depreciation—Futures Contracts[1]	(14,374)	—	—	(14,374)
Unrealized Depreciation—Forward Currency Contracts	—	(530)	—	(530)
Total Liabilities	(14,374)	(530)	—	(14,904)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2026, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	35,965	—	—	35,965
Swap Contracts	—	—	38,768	38,768
Forward Currency Contracts	—	(68,811)	—	(68,811)
Realized Net Gain (Loss) on Derivatives	35,965	(68,811)	38,768	5,922
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(11,952)	—	—	(11,952)
Swap Contracts	—	—	(2,931)	(2,931)
Forward Currency Contracts	—	(3,666)	—	(3,666)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(11,952)	(3,666)	(2,931)	(18,549)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
27

High-Yield Corporate Fund
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, the recognition of gain or loss from foreign currency hedges, and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	36,802
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	256,860
Capital Loss Carryforwards	(2,141,852)
Qualified Late-Year Losses	—
Other Temporary Differences	(25,705)
Total	(1,873,895)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	1,586,201	1,509,925
Long-Term Capital Gains	—	—
Total	1,586,201	1,509,925
*	Includes short-term capital gains, if any.
As of January 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	25,418,422
Gross Unrealized Appreciation	559,862
Gross Unrealized Depreciation	(303,002)
Net Unrealized Appreciation (Depreciation)	256,860
G.	During the year ended January 31, 2026, the fund purchased $8,763,842,000 of investment securities and sold $8,443,937,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,223,499,000 and $2,080,080,000, respectively.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	610,353	110,801	563,497	103,861
Issued in Lieu of Cash Distributions	161,721	29,353	160,314	29,602
Redeemed	(903,615)	(164,767)	(757,107)	(140,035)
Net Increase (Decrease)—Investor Shares	(131,541)	(24,613)	(33,296)	(6,572)
Admiral Shares
Issued	3,912,469	710,997	3,925,517	725,616
Issued in Lieu of Cash Distributions	1,113,297	202,018	1,048,648	193,607
Redeemed	(4,294,141)	(783,063)	(4,035,356)	(744,378)
Net Increase (Decrease)—Admiral Shares	731,625	129,952	938,809	174,845
I.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
28

High-Yield Corporate Fund
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
K.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard High-Yield Corporate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard High-Yield Corporate Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2026, the related statement of operations for the year ended January 31, 2026, the statement of changes in net assets for each of the two years in the period ended January 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2026 and the financial highlights for each of the five years in the period ended January 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
30

Tax information (unaudited)
The fund hereby designates for the fiscal year $60,691,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 99.0%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 76.2%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
Q98120 032026
31

Financial Statements
For the year ended January 31, 2026
Vanguard Intermediate-Term Investment-Grade Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	42
Tax information	43

Intermediate-Term Investment-Grade Fund
Financial Statements
Schedule of Investments
As of January 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (9.0%)
U.S. Government Securities (9.0%)
	United States Treasury Note/Bond	3.625%	8/31/2030	100,000	99,359
	United States Treasury Note/Bond	3.750%	12/31/2030	100,000	99,746
	United States Treasury Note/Bond	4.000%	1/31/2031	90,019	90,768
	United States Treasury Note/Bond	4.125%	3/31/2031	66,275	67,171
	United States Treasury Note/Bond	4.250%	6/30/2031	120,000	122,236
	United States Treasury Note/Bond	4.125%	7/31/2031	207,192	209,798
	United States Treasury Note/Bond	1.250%	8/15/2031	128,469	111,728
	United States Treasury Note/Bond	3.625%	9/30/2031	145,592	143,613
[1]	United States Treasury Note/Bond	1.375%	11/15/2031	124,719	108,408
	United States Treasury Note/Bond	4.125%	11/30/2031	70,000	70,776
	United States Treasury Note/Bond	4.500%	12/31/2031	87,392	90,041
	United States Treasury Note/Bond	4.375%	1/31/2032	114,395	117,103
	United States Treasury Note/Bond	1.875%	2/15/2032	100,175	89,093
[2]	United States Treasury Note/Bond	4.000%	4/30/2032	209,246	209,736
[1,3]	United States Treasury Note/Bond	2.875%	5/15/2032	86,474	81,238
	United States Treasury Note/Bond	4.125%	5/31/2032	199,802	201,558
[1]	United States Treasury Note/Bond	4.000%	7/31/2032	350,456	350,839
[1]	United States Treasury Note/Bond	2.750%	8/15/2032	151,619	140,840
	United States Treasury Note/Bond	3.875%	8/31/2032	246,779	245,044
	United States Treasury Note/Bond	3.875%	9/30/2032	127,077	126,124
	United States Treasury Note/Bond	3.750%	10/31/2032	159,414	156,936
	United States Treasury Note/Bond	3.875%	8/15/2034	151,085	147,939
	United States Treasury Note/Bond	4.250%	11/15/2034	55,879	56,137
	United States Treasury Note/Bond	4.625%	2/15/2035	132,468	136,644
	United States Treasury Note/Bond	4.250%	5/15/2035	107,543	107,766
	United States Treasury Note/Bond	4.250%	8/15/2035	95,081	95,163
Total U.S. Government and Agency Obligations (Cost $3,479,091)					3,475,804
Asset-Backed/Commercial Mortgage-Backed Securities (1.2%)
[4,5,6]	Balboa Bay Loan Funding Ltd. Class 2A Series 2023-2, TSFR3M + 1.550%	5.218%	10/20/2036	5,260	5,271
[5,6]	Banc of America Commercial Mortgage Trust Class C Series 2015-UBS7	4.199%	9/15/2048	360	330
[5,6]	BANK Class A4 Series 2022-BNK40	3.390%	3/15/2064	8,479	7,951
[5,6]	BANK Class A4 Series 2022-BNK41	3.789%	4/15/2065	6,267	5,987
[5]	BANK Class A5 Series 2021-BNK35	2.285%	6/15/2064	4,940	4,399
[5]	BANK Class A5 Series 2022-BNK43	4.399%	8/15/2055	18,680	18,358
[5]	BANK Class A5 Series 2024-BNK48	5.053%	10/15/2057	6,760	6,876
[5,6]	BANK Class AS Series 2022-BNK40	3.390%	3/15/2064	960	875
[5,6]	BANK Class AS Series 2024-BNK48	5.355%	10/15/2057	7,700	7,816
[5,6]	BANK Class AS Series 2025-BNK49	6.025%	3/15/2058	9,430	9,956
[5,6]	BANK Class AS Series 2025-BNK50	5.875%	5/15/2068	3,190	3,364
[5]	Bank of America Merrill Lynch Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/2050	1,540	1,532
[5]	BBCMS Mortgage Trust Class A4 Series 2020-C6	2.639%	2/15/2053	2,285	2,126
[5]	BBCMS Mortgage Trust Class A5 Series 2020-C8	2.040%	10/15/2053	4,000	3,593
[5]	BBCMS Mortgage Trust Class A5 Series 2021-C11	2.322%	9/15/2054	3,760	3,347
[5]	BBCMS Mortgage Trust Class A5 Series 2021-C9	2.299%	2/15/2054	7,114	6,422
[5,6]	BBCMS Mortgage Trust Class A5 Series 2022-C16	4.600%	6/15/2055	3,760	3,724
[5]	BBCMS Mortgage Trust Class A5 Series 2022-C17	4.441%	9/15/2055	4,250	4,191
[5,6]	BBCMS Mortgage Trust Class A5 Series 2023-C22	6.804%	11/15/2056	2,600	2,886
[5]	BBCMS Mortgage Trust Class A5 Series 2024-C24	5.419%	2/15/2057	7,170	7,480
[5]	BBCMS Mortgage Trust Class A5 Series 2024-C26	5.829%	5/15/2057	5,870	6,284
[5]	BBCMS Mortgage Trust Class A5 Series 2024-C28	5.403%	9/15/2057	5,600	5,826
[5]	BBCMS Mortgage Trust Class A5 Series 2024-C30	5.532%	11/15/2057	9,250	9,704
[5]	BBCMS Mortgage Trust Class A5 Series 2025-C32	5.720%	2/15/2062	7,520	8,006
[5,6]	BBCMS Mortgage Trust Class A5 Series 2025-C35	5.586%	7/15/2058	5,630	5,934
[5]	BBCMS Mortgage Trust Class AS Series 2024-C24	5.867%	2/15/2057	2,735	2,868
[5,6]	BBCMS Mortgage Trust Class AS Series 2024-C30	5.831%	11/15/2057	15,858	16,630
[5,6]	BBCMS Mortgage Trust Class AS Series 2025-C35	5.843%	7/15/2058	2,110	2,194
[5]	BBCMS Trust Class A5 Series 2021-C10	2.492%	7/15/2054	17,509	15,982
[5]	Benchmark Mortgage Trust Class A4 Series 2018-B8	3.963%	1/15/2052	1,200	1,192
1

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Benchmark Mortgage Trust Class A4 Series 2023-B38	5.525%	4/15/2056	6,760	7,061
[5]	Benchmark Mortgage Trust Class A5 Series 2020-B16	2.732%	2/15/2053	3,660	3,426
[5,6]	Benchmark Mortgage Trust Class A5 Series 2022-B36	4.470%	7/15/2055	7,800	7,644
[5]	Benchmark Mortgage Trust Class AS Series 2025-B41	5.754%	7/15/2068	3,620	3,764
[4,5,6]	Benefit Street Partners CLO IV Ltd. Class BR5 Series 2014-IVA, TSFR3M + 1.550%	5.218%	10/20/2038	6,690	6,707
[5]	BMO Mortgage Trust Class A5 Series 2023-C7	6.160%	12/15/2056	10,930	11,683
[5,6]	BMO Mortgage Trust Class A5 Series 2024-C10	5.478%	11/15/2057	5,620	5,859
[5,6]	BMO Mortgage Trust Class A5 Series 2024-C10	5.729%	11/15/2057	5,620	5,818
[5,6]	BMO Mortgage Trust Class A5 Series 2024-C8	5.598%	3/15/2057	9,440	9,902
[5]	BMO Mortgage Trust Class A5 Series 2024-C9	5.759%	7/15/2057	10,690	11,368
[5]	BMO Mortgage Trust Class A5 Series 2025-C11	5.687%	2/15/2058	10,180	10,769
[5]	BMO Mortgage Trust Class A5 Series 2025-C13	5.353%	10/15/2058	20,770	21,466
[5,7]	BMO Mortgage Trust Class A5 Series 2026-C14	5.317%	2/15/2059	9,620	9,894
[5,6]	BMO Mortgage Trust Class AS Series 2024-C8	5.911%	3/15/2057	1,850	1,938
[5]	BMO Mortgage Trust Class AS Series 2025-C11	5.978%	2/15/2058	6,320	6,660
[5]	BMO Mortgage Trust Class AS Series 2025-C13	5.687%	10/15/2058	7,020	7,250
[5,6,7]	BMO Mortgage Trust Class AS Series 2026-C14	5.522%	2/15/2059	1,420	1,460
[5,6]	CD Mortgage Trust Class AM Series 2017-CD6	3.709%	11/13/2050	1,340	1,312
[5,6]	CD Mortgage Trust Class AS Series 2017-CD5	3.684%	8/15/2050	820	805
[5,6]	CD Mortgage Trust Class C Series 2016-CD1	3.631%	8/10/2049	1,000	552
[5,6]	CD Mortgage Trust Class C Series 2018-CD7	4.838%	8/15/2051	1,350	1,264
[5]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/2058	221	221
[4,5,6]	CIFC Funding Ltd. Class B Series 2025-6A, TSFR3M + 1.550%	5.410%	10/23/2038	2,680	2,696
[5,6]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-C5	4.228%	6/10/2051	400	400
[5]	Citigroup Commercial Mortgage Trust Class B Series 2017-P8	4.192%	9/15/2050	1,000	908
[5,6]	Citigroup Commercial Mortgage Trust Class C Series 2015-GC33	4.335%	9/10/2058	900	783
[5,6]	Citigroup Commercial Mortgage Trust Class C Series 2017-P8	4.252%	9/15/2050	1,000	815
[4,5]	COMM Mortgage Trust Class B Series 2013-CR6	3.397%	3/10/2046	495	493
[5,6]	CSAIL Commercial Mortgage Trust Class C Series 2015-C3	4.131%	8/15/2048	960	876
[4,5]	Domino's Pizza Master Issuer LLC Class A2II Series 2025-1A	5.217%	7/25/2055	2,920	2,932
[4,5,6]	Dryden 90 Clo Ltd. Class BR Series 2021-90A, TSFR3M + 1.600%	5.463%	11/15/2038	6,590	6,634
[4,5,6]	Elmwood CLO 21 Ltd. Class AR2 Series 2022-8A, TSFR3M + 1.550%	5.222%	10/15/2038	6,650	6,694
[4,5,6,7]	Flatiron CLO 24 Ltd. Class BR Series 2023-2A, TSFR3M + 1.400%	5.060%	1/15/2039	5,990	5,990
[5,6]	GS Mortgage Securities Trust Class C Series 2014-GC24	4.518%	9/10/2047	4,615	4,061
[5,6]	GS Mortgage Securities Trust Class C Series 2015-GC34	4.697%	10/10/2048	910	547
[4,5,6]	Houston Galleria Mall Trust Class A Series 2025-HGLR	5.462%	2/5/2045	8,530	8,867
[4,5]	Jersey Mike's Funding Class A2 Series 2025-1A	5.610%	8/16/2055	1,925	1,961
[4,5]	Jersey Mike's Funding LLC Class A2 Series 2024-1A	5.636%	2/15/2055	7,474	7,627
[4,5,6]	JP Morgan Chase Commercial Mortgage Securities Trust Class D Series 2010-C2	5.583%	11/15/2043	246	235
[5]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/2051	150	150
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2025-C35	5.633%	8/15/2058	11,240	11,877
[5,6]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2025-C35	5.970%	8/15/2058	8,910	9,415
[5,6]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2013-C10	3.952%	7/15/2046	1,830	1,701
[4,5]	Morgan Stanley Capital I Trust Class A Series 2014-150E	3.912%	9/9/2032	1,870	1,756
[5,6]	Morgan Stanley Capital I Trust Class A4 Series 2021-L6	2.444%	6/15/2054	1,900	1,701
[4,5]	MSBAM Commercial Mortgage Securities Trust Class A2 Series 2012-CKSV	3.277%	10/15/2030	2,973	2,855
[5,6]	MSWF Commercial Mortgage Trust Class A5 Series 2023-2	6.014%	12/15/2056	16,150	17,410
[4,5,6]	OCP CLO Ltd. Class BR Series 2023-30A, TSFR3M + 1.550%	5.219%	1/24/2039	7,590	7,647
[4,5]	SLG Office Trust Class A Series 2021-OVA	2.585%	7/15/2041	4,720	4,233
[4,5]	Subway Funding LLC Class A2II Series 2024-1A	6.268%	7/30/2054	9,895	10,094
[4,5]	TMSQ Mortgage Trust Class A Series 2014-1500	3.680%	10/10/2036	2,500	2,325
[4,5,6]	Wellington Management CLO 1 Ltd. Class AR Series 2023-1A, TSFR3M + 1.550%	5.218%	10/20/2038	4,130	4,141
[5]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2024-C63	5.309%	8/15/2057	11,980	12,386
[5]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2025-C65	5.292%	10/15/2058	20,820	21,489
[5]	Wells Fargo Commercial Mortgage Trust Class C Series 2014-LC16	4.458%	8/15/2050	996	667
[5,6]	Wells Fargo Commercial Mortgage Trust Class C Series 2018-C43	4.514%	3/15/2051	1,380	1,285
[4,5,6]	WFLD Mortgage Trust Class A Series 2014-MONT	3.755%	8/10/2031	3,715	3,607
[5]	WFRBS Commercial Mortgage Trust Class B Series 2014-C20	4.378%	5/15/2047	1,544	1,337
[5,6]	WFRBS Commercial Mortgage Trust Class C Series 2014-C20	4.513%	5/15/2047	1,410	627
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $485,129)					487,149
Corporate Bonds (83.9%)
Communications (6.6%)
	Alphabet Inc.	4.375%	11/15/2032	50,000	50,136
	Alphabet Inc.	4.700%	11/15/2035	79,290	78,897
[4]	Altice France SA	6.500%	4/15/2032	1,510	1,475
[4]	AMC Networks Inc.	10.250%	1/15/2029	1,318	1,374
	AMC Networks Inc.	4.250%	2/15/2029	95	83
[4]	AMC Networks Inc.	10.500%	7/15/2032	1,175	1,267
[7]	AT&T Inc.	4.400%	4/30/2031	34,653	34,637
2

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AT&T Inc.	2.750%	6/1/2031	30,000	27,579
	AT&T Inc.	2.250%	2/1/2032	95,281	83,729
[7]	AT&T Inc.	4.750%	4/30/2033	72,421	72,291
	AT&T Inc.	2.550%	12/1/2033	56,237	47,817
	AT&T Inc.	5.400%	2/15/2034	59,344	61,187
	AT&T Inc.	5.375%	8/15/2035	163,145	166,427
[4]	Cable One Inc.	4.000%	11/15/2030	1,310	955
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/2027	616	617
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/2030	7,580	7,246
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	8/15/2030	2,000	1,882
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	2/1/2031	2,325	2,130
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	2/1/2032	90	82
	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	5/1/2032	445	400
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	7.000%	2/1/2033	800	808
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/2031	4,025	3,629
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.300%	2/1/2032	59,341	51,155
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.400%	4/1/2033	2,000	1,880
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.650%	2/1/2034	70,848	74,592
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.550%	6/1/2034	146,167	153,316
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/2035	26,715	27,381
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.850%	12/1/2035	10,787	10,735
[4,5]	Cipher Compute LLC	7.125%	11/15/2030	755	778
	Comcast Corp.	1.950%	1/15/2031	10,514	9,398
	Comcast Corp.	4.250%	1/15/2033	22,261	21,717
	Comcast Corp.	5.300%	6/1/2034	20,400	20,948
	Comcast Corp.	4.400%	8/15/2035	20,000	19,014
	Comcast Corp.	2.937%	11/1/2056	20,000	11,270
[4]	CSC Holdings LLC	11.750%	1/31/2029	1,140	832
[4]	CSC Holdings LLC	3.375%	2/15/2031	4,765	2,832
	Deutsche Telekom International Finance BV	9.250%	6/1/2032	5,000	6,231
[4]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	8.875%	2/1/2030	1,380	1,398
[4]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	10.000%	2/15/2031	2,935	3,024
[4]	DISH Network Corp.	11.750%	11/15/2027	2,598	2,687
	Expedia Group Inc.	5.400%	2/15/2035	25,000	25,566
[4]	Flash Compute LLC	7.250%	12/31/2030	685	687
	Fox Corp.	6.500%	10/13/2033	10,391	11,419
[4]	Frontier Communications Holdings LLC	8.625%	3/15/2031	311	325
[4]	Level 3 Financing Inc.	3.875%	11/15/2029	230	203
[4]	Match Group Holdings II LLC	4.625%	6/1/2028	2,100	2,080
	Meta Platforms Inc.	4.600%	11/15/2032	131,090	131,336
	Meta Platforms Inc.	4.875%	11/15/2035	143,613	141,902
[4]	Midcontinent Communications	8.000%	8/15/2032	3,885	3,740
	Omnicom Group Inc.	2.600%	8/1/2031	29,000	26,351
	Omnicom Group Inc.	5.375%	6/15/2033	2,000	2,029
[4]	Orange SA	4.750%	1/13/2033	50,110	49,962
	Paramount Global	4.950%	1/15/2031	20,735	19,827
	Paramount Global	4.200%	5/19/2032	19,296	17,418
	Paramount Global	5.500%	5/15/2033	3,500	3,304
	Rogers Communications Inc.	3.800%	3/15/2032	30,539	28,919
	Rogers Communications Inc.	5.300%	2/15/2034	20,014	20,243
	Rogers Communications Inc.	7.000%	4/15/2055	515	534
[4]	Scripps Escrow II Inc.	3.875%	1/15/2029	325	300
	Sprint Capital Corp.	8.750%	3/15/2032	112,962	136,800
[4]	Sunrise FinCo I BV	4.875%	7/15/2031	1,620	1,553
	Time Warner Cable Enterprises LLC	8.375%	7/15/2033	5,000	5,751
[8]	Time Warner Cable LLC	5.750%	6/2/2031	9,700	13,420
	T-Mobile USA Inc.	2.550%	2/15/2031	32,145	29,390
	T-Mobile USA Inc.	2.875%	2/15/2031	31,920	29,648
	T-Mobile USA Inc.	2.250%	11/15/2031	26,520	23,510
	T-Mobile USA Inc.	5.125%	5/15/2032	30,000	30,809
	T-Mobile USA Inc.	4.625%	1/15/2033	75,000	74,502
	T-Mobile USA Inc.	5.200%	1/15/2033	15,000	15,407
	T-Mobile USA Inc.	5.150%	4/15/2034	19,830	20,165
	T-Mobile USA Inc.	4.700%	1/15/2035	11,500	11,247
	T-Mobile USA Inc.	5.300%	5/15/2035	8,372	8,540
	Uber Technologies Inc.	4.800%	9/15/2034	48,025	47,737
	Uber Technologies Inc.	4.800%	9/15/2035	23,575	23,304
[4]	Univision Communications Inc.	8.500%	7/31/2031	4,335	4,525
[4]	Univision Communications Inc.	9.375%	8/1/2032	1,785	1,922
	Verizon Communications Inc.	2.550%	3/21/2031	27,321	24,954
3

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Verizon Communications Inc.	2.355%	3/15/2032	146,142	128,739
	Verizon Communications Inc.	4.750%	1/15/2033	110,602	110,569
	Verizon Communications Inc.	4.500%	8/10/2033	13,000	12,767
	Verizon Communications Inc.	4.780%	2/15/2035	14,823	14,537
	Verizon Communications Inc.	5.250%	4/2/2035	125,000	126,609
	Verizon Communications Inc.	5.000%	1/15/2036	83,333	82,348
	Verizon Communications Inc.	6.000%	11/30/2065	14,390	14,229
[4]	Versant Media Group Inc.	7.250%	1/30/2031	345	354
[4]	Virgin Media Finance plc	5.000%	7/15/2030	825	726
[4]	Virgin Media O2 Vendor Financing Notes VI DAC	8.500%	3/15/2033	1,135	1,125
	Warnermedia Holdings Inc.	4.279%	3/15/2032	1,765	1,553
	Warnermedia Holdings Inc.	5.050%	3/15/2042	2,425	1,713
	Warnermedia Holdings Inc.	5.141%	3/15/2052	492	326
[4]	WULF Compute LLC	7.750%	10/15/2030	1,305	1,361
					2,550,121
Consumer Discretionary (4.2%)
[4]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/2028	775	764
[4]	Advance Auto Parts Inc.	7.000%	8/1/2030	690	701
[4]	Advance Auto Parts Inc.	7.375%	8/1/2033	3,210	3,253
	Amazon.com Inc.	4.650%	11/20/2035	32,720	32,389
[4]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/2028	485	479
[4]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/2029	785	758
	American Honda Finance Corp.	5.050%	7/10/2031	21,990	22,574
	American Honda Finance Corp.	5.150%	7/9/2032	50,000	51,330
	American Honda Finance Corp.	4.900%	1/10/2034	12,500	12,523
	American Honda Finance Corp.	5.100%	1/8/2036	31,415	31,261
	AutoZone Inc.	1.650%	1/15/2031	24,357	21,362
	AutoZone Inc.	4.750%	8/1/2032	15,000	15,118
	AutoZone Inc.	5.200%	8/1/2033	4,000	4,090
	AutoZone Inc.	6.550%	11/1/2033	2,000	2,213
	AutoZone Inc.	5.400%	7/15/2034	42,500	43,802
	Bath & Body Works Inc.	7.500%	6/15/2029	1,250	1,275
	Bath & Body Works Inc.	6.875%	11/1/2035	1,200	1,214
[4]	Beach Acquisition Bidco LLC	10.000%	7/15/2033	843	928
[4,7,9]	Betclic Everest Group SAS	5.125%	12/10/2031	605	724
[4]	BMW US Capital LLC	5.200%	8/11/2035	35,000	35,266
	BorgWarner Inc.	5.400%	8/15/2034	14,190	14,561
[4]	Brightstar Lottery plc / Brightstar Global Solutions Corp.	5.750%	1/15/2033	455	452
[4]	Carnival Corp.	5.125%	5/1/2029	1,375	1,391
[4]	Carnival Corp.	5.875%	6/15/2031	1,250	1,292
[4]	Champ Acquisition Corp.	8.375%	12/1/2031	2,645	2,831
[4]	Churchill Downs Inc.	5.500%	4/1/2027	590	590
[4]	Churchill Downs Inc.	4.750%	1/15/2028	3,475	3,463
[4]	Clarios Global LP / Clarios US Finance Co.	6.750%	2/15/2030	200	209
[4,9]	Clarios Global LP / Clarios US Finance Co.	4.750%	6/15/2031	500	601
[4]	Clarios Global LP / Clarios US Finance Co.	6.750%	9/15/2032	100	104
	Dana Inc.	4.250%	9/1/2030	1,550	1,488
	Dana Inc.	4.500%	2/15/2032	330	313
	eBay Inc.	2.600%	5/10/2031	12,000	10,959
	eBay Inc.	6.300%	11/22/2032	5,790	6,333
	eBay Inc.	5.125%	11/6/2035	20,000	19,983
	Ferguson Enterprises Inc.	4.350%	3/15/2031	20,075	20,000
	Ferguson Enterprises Inc.	5.000%	10/3/2034	7,000	7,025
[4]	Flutter Treasury DAC	5.875%	6/4/2031	8,905	9,053
	Ford Motor Co.	3.250%	2/12/2032	62,757	55,895
	Ford Motor Co.	6.100%	8/19/2032	23,000	23,916
	Ford Motor Credit Co. LLC	4.000%	11/13/2030	8,000	7,608
	Ford Motor Credit Co. LLC	6.050%	3/5/2031	20,000	20,656
	Ford Motor Credit Co. LLC	3.625%	6/17/2031	20,000	18,479
	Ford Motor Credit Co. LLC	6.054%	11/5/2031	20,000	20,654
	Ford Motor Credit Co. LLC	6.532%	3/19/2032	37,625	39,662
	Ford Motor Credit Co. LLC	5.753%	4/6/2033	24,990	25,205
	Ford Motor Credit Co. LLC	7.122%	11/7/2033	14,405	15,572
	Ford Motor Credit Co. LLC	6.500%	2/7/2035	15,000	15,640
	General Motors Financial Co. Inc.	2.350%	1/8/2031	21,000	18,931
	General Motors Financial Co. Inc.	5.750%	2/8/2031	38,210	40,141
	General Motors Financial Co. Inc.	2.700%	6/10/2031	20,580	18,716
	General Motors Financial Co. Inc.	5.600%	6/18/2031	27,000	28,173
	General Motors Financial Co. Inc.	3.100%	1/12/2032	77,941	71,387
4

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Motors Financial Co. Inc.	5.625%	4/4/2032	55,000	57,317
	General Motors Financial Co. Inc.	6.400%	1/9/2033	25,075	27,022
	General Motors Financial Co. Inc.	6.100%	1/7/2034	37,000	39,201
	General Motors Financial Co. Inc.	5.950%	4/4/2034	40,000	41,957
	General Motors Financial Co. Inc.	5.450%	9/6/2034	7,000	7,100
	General Motors Financial Co. Inc.	6.150%	7/15/2035	25,000	26,418
	General Motors Financial Co. Inc.	5.450%	1/8/2036	8,865	8,899
[4]	Gildan Activewear Inc.	5.400%	10/7/2035	13,420	13,401
	Goodyear Tire & Rubber Co.	5.000%	7/15/2029	1,088	1,066
	Goodyear Tire & Rubber Co.	6.625%	7/15/2030	1,520	1,554
[4]	Hilton Domestic Operating Co. Inc.	5.500%	3/31/2034	1,140	1,145
	Home Depot Inc.	4.650%	9/15/2035	6,000	5,928
	Honda Motor Co. Ltd.	5.337%	7/8/2035	5,466	5,577
	Hyatt Hotels Corp.	5.750%	3/30/2032	5,350	5,603
	Hyatt Hotels Corp.	5.500%	6/30/2034	16,605	17,119
[4]	Light & Wonder International Inc.	7.500%	9/1/2031	1,600	1,678
[4]	Light & Wonder International Inc.	6.250%	10/1/2033	630	639
[4]	Lithia Motors Inc.	4.625%	12/15/2027	1,017	1,016
	Lowe's Cos. Inc.	4.250%	3/15/2031	16,785	16,710
	Lowe's Cos. Inc.	3.750%	4/1/2032	6,495	6,233
	Lowe's Cos. Inc.	4.500%	10/15/2032	159,830	159,147
	Lowe's Cos. Inc.	4.850%	10/15/2035	106,490	105,660
	Marriott International Inc.	4.500%	10/15/2031	41,383	41,453
	Marriott International Inc.	5.250%	10/15/2035	58,803	59,572
[4]	Men's Wearhouse LLC	9.000%	2/1/2031	135	140
	MGM Resorts International	6.500%	4/15/2032	400	410
[4]	NCL Corp. Ltd.	7.750%	2/15/2029	1,040	1,111
[4]	NCL Corp. Ltd.	5.875%	1/15/2031	755	757
[4]	NCL Corp. Ltd.	6.750%	2/1/2032	1,315	1,348
[4]	NCL Corp. Ltd.	6.250%	9/15/2033	390	392
[4]	Newell Brands Inc.	8.500%	6/1/2028	2,040	2,140
	Newell Brands Inc.	6.625%	9/15/2029	743	744
	Newell Brands Inc.	7.375%	4/1/2036	305	295
	Newell Brands Inc.	7.500%	4/1/2046	4,000	3,376
[4]	Nissan Motor Acceptance Co. LLC	5.625%	9/29/2028	695	697
[4]	Nissan Motor Acceptance Co. LLC	6.125%	9/30/2030	4,890	4,877
[4]	Nissan Motor Co. Ltd.	8.125%	7/17/2035	2,500	2,673
[4]	Ontario Gaming GTA LP / OTG Co-Issuer Inc.	8.000%	8/1/2030	495	476
	O'Reilly Automotive Inc.	1.750%	3/15/2031	10,250	9,000
	O'Reilly Automotive Inc.	4.700%	6/15/2032	8,000	8,069
	O'Reilly Automotive Inc.	5.000%	8/19/2034	4,613	4,638
[4]	Rivers Enterprise Lender LLC / Rivers Enterprise Lender Corp.	6.250%	10/15/2030	345	350
	Six Flags Entertainment Corp. / Canada's Wonderland Co. / Magnum Management Corp.	6.500%	10/1/2028	805	803
	Six Flags Entertainment Corp. / Canada's Wonderland Co. / Magnum Management Corp.	5.250%	7/15/2029	1,205	1,157
[4]	Six Flags Entertainment Corp. / Canada's Wonderland Co. / Millennium Operations LLC	8.625%	1/15/2032	455	464
[4]	Six Flags Entertainment Corp. / Six Flags Theme Parks Inc. / Canada's Wonderland Co.	6.625%	5/1/2032	750	766
[4]	Stellantis Finance US Inc.	6.450%	3/18/2035	38,585	40,183
	Tapestry Inc.	3.050%	3/15/2032	7,000	6,386
	Tapestry Inc.	5.500%	3/11/2035	4,455	4,546
	Toll Brothers Finance Corp.	5.600%	6/15/2035	10,000	10,389
	Toyota Motor Credit Corp.	4.800%	1/11/2036	34,060	33,769
[4]	Vail Resorts Inc.	5.625%	7/15/2030	1,380	1,401
[4]	Vail Resorts Inc.	6.500%	5/15/2032	2,030	2,103
	Whirlpool Corp.	6.125%	6/15/2030	335	336
	Whirlpool Corp.	6.500%	6/15/2033	2,666	2,630
[4]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/2028	785	776
[4]	Wynn Macau Ltd.	5.625%	8/26/2028	255	255
[4]	Wynn Macau Ltd.	5.125%	12/15/2029	600	597
[4]	ZF North America Capital Inc.	7.500%	3/24/2031	4,785	4,904
[4]	ZF North America Capital Inc.	6.875%	4/23/2032	690	688
					1,608,368
Consumer Staples (4.5%)
[4]	Albertsons Cos. Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC	5.500%	3/31/2031	345	346
[4]	Albertsons Cos. Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC	5.750%	3/31/2034	1,905	1,873
	Altria Group Inc.	2.450%	2/4/2032	67,090	59,419
	Altria Group Inc.	5.625%	2/6/2035	12,151	12,598
	Altria Group Inc.	5.250%	8/6/2035	25,000	25,234
[9]	Anheuser-Busch InBev SA NV	2.750%	3/17/2036	4,200	4,599
	BAT Capital Corp.	5.834%	2/20/2031	34,010	36,078
5

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	BAT Capital Corp.	2.726%	3/25/2031	114,404	105,531
	BAT Capital Corp.	4.742%	3/16/2032	31,850	32,084
	BAT Capital Corp.	5.350%	8/15/2032	37,955	39,395
	BAT Capital Corp.	7.750%	10/19/2032	18,000	21,003
	BAT Capital Corp.	4.625%	3/22/2033	37,130	36,757
	BAT Capital Corp.	6.421%	8/2/2033	45,915	50,391
	BAT Capital Corp.	6.000%	2/20/2034	26,000	27,785
	BAT Capital Corp.	4.758%	9/6/2049	5,000	4,221
	BAT Capital Corp.	5.650%	3/16/2052	1,790	1,693
	BAT Capital Corp.	7.081%	8/2/2053	8,210	9,268
	BAT Capital Corp.	6.250%	8/15/2055	14,950	15,402
[9]	British American Tobacco plc	3.750%	Perpetual	8,200	9,730
[9]	British American Tobacco plc	4.750%	Perpetual	1,350	1,615
	Campbell's Co.	5.400%	3/21/2034	9,270	9,400
[10]	Coles Group Treasury Pty Ltd.	5.800%	7/15/2031	10,000	7,129
	Constellation Brands Inc.	2.250%	8/1/2031	16,331	14,527
	Constellation Brands Inc.	4.950%	11/1/2035	31,720	31,333
	Diageo Capital plc	5.500%	1/24/2033	11,755	12,347
[4]	Energizer Holdings Inc.	4.375%	3/31/2029	6,800	6,533
[4]	Energizer Holdings Inc.	6.000%	9/15/2033	1,355	1,301
[4,9]	Froneri Lux FinCo Sarl	4.750%	8/1/2032	800	955
[4]	Froneri Lux FinCo Sarl	6.000%	8/1/2032	2,305	2,333
	Haleon US Capital LLC	3.625%	3/24/2032	16,635	15,837
	JBS NV / JBS USA Foods Group Holdings Inc. / JBS USA Food Co Holdings	5.950%	4/20/2035	34,195	35,898
	JBS NV / JBS USA Foods Group Holdings Inc. / JBS USA Food Co. Holdings	3.625%	1/15/2032	47,335	44,409
	JBS NV / JBS USA Foods Group Holdings Inc. / JBS USA Food Co. Holdings	3.000%	5/15/2032	47,440	42,886
	JBS NV / JBS USA Foods Group Holdings Inc. / JBS USA Food Co. Holdings	5.750%	4/1/2033	57,820	60,290
	JBS NV / JBS USA Foods Group Holdings Inc. / JBS USA Food Co. Holdings	6.750%	3/15/2034	52,003	57,293
[9]	JT International Financial Services BV	3.870%	9/4/2055	4,100	4,850
[4]	KeHE Distributors LLC / KeHE Finance Corp. / NextWave Distribution Inc.	9.000%	2/15/2029	660	692
	Keurig Dr Pepper Inc.	5.200%	3/15/2031	6,000	6,161
	Keurig Dr Pepper Inc.	4.050%	4/15/2032	9,860	9,496
	Kraft Heinz Foods Co.	5.200%	3/15/2032	16,032	16,465
	Kraft Heinz Foods Co.	6.750%	3/15/2032	17,916	19,825
	Kraft Heinz Foods Co.	5.400%	3/15/2035	12,000	12,257
	Kroger Co.	5.000%	9/15/2034	78,519	78,567
[4]	Mars Inc.	5.000%	3/1/2032	87,605	89,992
[4]	Mars Inc.	5.200%	3/1/2035	64,170	65,649
	Mondelez International Inc.	3.000%	3/17/2032	10,000	9,178
[4]	Opal Bidco SAS	6.500%	3/31/2032	7,620	7,780
[4]	Performance Food Group Inc.	4.250%	8/1/2029	525	514
	Philip Morris International Inc.	5.125%	2/13/2031	31,699	32,790
	Philip Morris International Inc.	4.750%	11/1/2031	49,190	50,080
	Philip Morris International Inc.	4.250%	10/29/2032	113,500	111,627
	Philip Morris International Inc.	5.750%	11/17/2032	49,069	52,315
	Philip Morris International Inc.	5.375%	2/15/2033	64,195	66,753
	Philip Morris International Inc.	5.625%	9/7/2033	15,000	15,857
	Philip Morris International Inc.	5.250%	2/13/2034	94,293	97,270
	Philip Morris International Inc.	4.900%	11/1/2034	34,605	34,789
	Philip Morris International Inc.	4.875%	4/30/2035	35,010	34,920
	Philip Morris International Inc.	4.625%	10/29/2035	34,005	33,178
[9]	Philip Morris International Inc.	2.000%	5/9/2036	1,830	1,823
	Pilgrim's Pride Corp.	3.500%	3/1/2032	4,682	4,334
[4]	Post Holdings Inc.	6.250%	2/15/2032	520	534
[4]	Post Holdings Inc.	6.375%	3/1/2033	675	681
[4]	Post Holdings Inc.	6.500%	3/15/2036	1,365	1,365
	Procter & Gamble Co.	4.100%	11/3/2032	27,900	27,672
	Procter & Gamble Co.	4.350%	11/3/2035	17,200	16,851
	Reynolds American Inc.	5.700%	8/15/2035	12,500	12,997
					1,754,755
Energy (6.5%)
[4]	Antero Midstream Partners LP / Antero Midstream Finance Corp.	6.625%	2/1/2032	675	701
[4]	Antero Midstream Partners LP / Antero Midstream Finance Corp.	5.750%	10/15/2033	510	515
	Antero Resources Corp.	5.400%	2/1/2036	25,000	24,814
	APA Corp.	6.100%	2/15/2035	5,500	5,664
[4]	Ascent Resources Utica Holdings LLC / ARU Finance Corp.	5.875%	6/30/2029	2,100	2,113
[4]	Ascent Resources Utica Holdings LLC / ARU Finance Corp.	6.625%	10/15/2032	2,020	2,096
[4]	Ascent Resources Utica Holdings LLC / ARU Finance Corp.	6.625%	7/15/2033	1,000	1,035
[4]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	7.000%	7/15/2029	2,615	2,718
6

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	7.250%	7/15/2032	500	530
	Boardwalk Pipelines LP	3.400%	2/15/2031	6,837	6,460
	Boardwalk Pipelines LP	3.600%	9/1/2032	5,000	4,670
	BP Capital Markets America Inc.	2.721%	1/12/2032	65,740	59,958
	BP Capital Markets America Inc.	4.812%	2/13/2033	88,110	89,047
	BP Capital Markets America Inc.	4.893%	9/11/2033	26,674	27,036
	BP Capital Markets America Inc.	5.227%	11/17/2034	51,110	52,664
	Canadian Natural Resources Ltd.	7.200%	1/15/2032	16,118	18,026
	Canadian Natural Resources Ltd.	6.450%	6/30/2033	19,546	21,222
	Cenovus Energy Inc.	2.650%	1/15/2032	38,257	34,234
	Cheniere Energy Partners LP	4.000%	3/1/2031	34,083	33,191
	Cheniere Energy Partners LP	3.250%	1/31/2032	108,052	99,723
	Cheniere Energy Partners LP	5.950%	6/30/2033	6,375	6,751
[4]	Cheniere Energy Partners LP	5.550%	10/30/2035	20,460	20,899
[4]	Chord Energy Corp.	6.000%	10/1/2030	815	831
[4]	Chord Energy Corp.	6.750%	3/15/2033	520	539
[4]	CNX Resources Corp.	7.375%	1/15/2031	483	500
[4]	CNX Resources Corp.	7.250%	3/1/2032	1,499	1,569
[4]	Columbia Pipelines Holding Co. LLC	5.681%	1/15/2034	12,890	13,320
[4]	Columbia Pipelines Operating Co. LLC	6.036%	11/15/2033	6,000	6,405
	Coterra Energy Inc.	5.600%	3/15/2034	16,200	16,753
	Coterra Energy Inc.	5.400%	2/15/2035	25,862	26,333
	DCP Midstream Operating LP	3.250%	2/15/2032	29,665	27,292
[4]	Diamond Foreign Asset Co. / Diamond Finance LLC	8.500%	10/1/2030	1,338	1,423
	Diamondback Energy Inc.	6.250%	3/15/2033	68,000	73,344
	Diamondback Energy Inc.	5.400%	4/18/2034	35,195	36,073
	Eastern Energy Gas Holdings LLC	5.800%	1/15/2035	17,500	18,496
	Eastern Energy Gas Holdings LLC	6.200%	1/15/2055	8,880	9,255
	Empresa Nacional del Petroleo	5.250%	11/6/2029	24,953	25,419
	Enbridge Inc.	6.200%	11/15/2030	56,760	60,996
	Enbridge Inc.	5.700%	3/8/2033	27,000	28,316
	Enbridge Inc.	5.625%	4/5/2034	45,000	46,880
	Energy Transfer LP	6.400%	12/1/2030	17,195	18,609
	Energy Transfer LP	5.750%	2/15/2033	54,210	56,853
	Energy Transfer LP	6.550%	12/1/2033	53,840	58,915
	Energy Transfer LP	5.550%	5/15/2034	20,000	20,578
	Energy Transfer LP	5.700%	4/1/2035	35,000	36,234
	Energy Transfer LP	5.350%	1/15/2036	22,320	22,291
	Enterprise Products Operating LLC	5.350%	1/31/2033	17,135	17,878
	Enterprise Products Operating LLC	6.875%	3/1/2033	8,660	9,816
	Enterprise Products Operating LLC	5.200%	1/15/2036	23,910	24,314
	EOG Resources Inc.	4.400%	1/15/2031	10,240	10,258
	EOG Resources Inc.	5.650%	12/1/2054	13,110	12,897
	EQT Corp.	4.500%	1/15/2029	25	25
	EQT Corp.	7.500%	6/1/2030	1,048	1,153
[4]	EQT Corp.	3.625%	5/15/2031	18,000	17,024
	Equinor ASA	4.750%	11/14/2035	16,300	16,181
[4]	Excelerate Energy LP	8.000%	5/15/2030	3,775	4,038
	Expand Energy Corp.	4.750%	2/1/2032	37,825	37,495
	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/2034	3,146	2,848
	Galaxy Pipeline Assets Bidco Ltd.	2.625%	3/31/2036	21,050	18,516
	Genesis Energy LP / Genesis Energy Finance Corp.	8.000%	5/15/2033	1,220	1,274
	Helmerich & Payne Inc.	2.900%	9/29/2031	24,395	22,036
	Hess Corp.	7.125%	3/15/2033	2,000	2,302
	Kinder Morgan Energy Partners LP	7.400%	3/15/2031	4,931	5,555
	Kinder Morgan Inc.	7.750%	1/15/2032	990	1,152
	Kinder Morgan Inc.	5.850%	6/1/2035	17,340	18,349
	Kinder Morgan Inc.	3.600%	2/15/2051	8,000	5,636
[4]	Kinetik Holdings LP	6.625%	12/15/2028	215	221
[4]	Kinetik Holdings LP	5.875%	6/15/2030	170	172
	Marathon Petroleum Corp.	5.700%	3/1/2035	50,000	51,677
	MPLX LP	4.800%	2/15/2031	25,000	25,280
	MPLX LP	4.950%	9/1/2032	5,000	5,037
	MPLX LP	5.000%	1/15/2033	25,000	25,053
	Occidental Petroleum Corp.	6.625%	9/1/2030	44,442	47,782
	Occidental Petroleum Corp.	6.125%	1/1/2031	18,477	19,535
	Occidental Petroleum Corp.	7.500%	5/1/2031	22,195	24,998
	Occidental Petroleum Corp.	5.550%	10/1/2034	21,000	21,466
[4]	ONEOK Inc.	6.500%	9/1/2030	16,561	17,767
	ONEOK Inc.	6.350%	1/15/2031	8,757	9,391
7

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	ONEOK Inc.	6.100%	11/15/2032	28,679	30,660
	ONEOK Inc.	6.050%	9/1/2033	11,330	12,006
	ONEOK Inc.	5.650%	9/1/2034	23,300	24,007
	Ovintiv Inc.	7.200%	11/1/2031	4,750	5,252
	Ovintiv Inc.	7.375%	11/1/2031	15,232	17,010
	Ovintiv Inc.	6.250%	7/15/2033	2,000	2,124
[4]	Permian Resources Operating LLC	7.000%	1/15/2032	3,200	3,351
[5]	Petroleos Mexicanos	8.750%	6/2/2029	1,631	1,750
	Petronas Capital Ltd.	3.500%	4/21/2030	23,232	22,556
[4]	Petronas Capital Ltd.	5.340%	4/3/2035	26,592	27,470
	Phillips 66	2.150%	12/15/2030	8,800	7,942
	Phillips 66 Co.	5.300%	6/30/2033	5,000	5,136
	Phillips 66 Co.	5.875%	3/15/2056	10,000	9,954
	Phillips 66 Co.	6.200%	3/15/2056	10,000	10,058
	Plains All American Pipeline LP / PAA Finance Corp.	4.700%	1/15/2031	22,445	22,571
	Plains All American Pipeline LP / PAA Finance Corp.	5.700%	9/15/2034	10,921	11,267
	Plains All American Pipeline LP / PAA Finance Corp.	5.600%	1/15/2036	15,270	15,486
[4,7]	Saudi Arabian Oil Co.	4.375%	2/2/2031	51,200	50,811
	Shell Finance US Inc.	4.750%	1/6/2036	25,000	24,807
[4]	SM Energy Co.	6.750%	8/1/2029	500	506
[4]	SM Energy Co.	8.625%	11/1/2030	2,058	2,178
[4]	SM Energy Co.	8.750%	7/1/2031	553	581
[4]	SM Energy Co.	7.000%	8/1/2032	3,915	3,925
[4]	SM Energy Co.	9.625%	6/15/2033	3,495	3,822
	South Bow Canadian Infrastructure Holdings Ltd.	7.625%	3/1/2055	295	307
	Suncor Energy Inc.	7.150%	2/1/2032	27,141	30,479
[4]	Sunoco LP	5.625%	3/15/2031	780	785
[4]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	6.000%	12/31/2030	1,545	1,568
[4]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	6.750%	3/15/2034	1,045	1,064
	Targa Resources Corp.	4.200%	2/1/2033	21,973	21,026
	Targa Resources Corp.	6.125%	3/15/2033	28,492	30,433
	Targa Resources Corp.	6.500%	3/30/2034	32,825	35,890
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.875%	2/1/2031	40,937	41,321
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.000%	1/15/2032	58,238	55,875
	TotalEnergies Capital SA	4.724%	9/10/2034	10,316	10,361
	TotalEnergies Capital USA LLC	4.569%	1/13/2033	40,000	39,969
	TotalEnergies Capital USA LLC	4.857%	1/13/2036	46,310	46,031
[9]	TotalEnergies SE	2.125%	Perpetual	3,800	4,025
	TransCanada PipeLines Ltd.	4.100%	4/15/2030	43,221	42,767
	TransCanada PipeLines Ltd.	4.625%	3/1/2034	10,000	9,764
[4]	Transcontinental Gas Pipe Line Co. LLC	5.100%	3/15/2036	40,000	40,127
[4]	Transocean International Ltd.	8.250%	5/15/2029	331	337
[4]	Transocean International Ltd.	8.750%	2/15/2030	816	851
[4]	Transocean International Ltd.	7.875%	10/15/2032	535	564
	Uzbekneftegaz JSC	4.750%	11/16/2028	13,749	13,371
	Uzbekneftegaz JSC	8.750%	5/7/2030	5,500	5,951
[4]	Venture Global Calcasieu Pass LLC	3.875%	8/15/2029	5,160	4,903
[4]	Venture Global LNG Inc.	9.500%	2/1/2029	2,638	2,810
[4]	Venture Global LNG Inc.	8.375%	6/1/2031	2,875	2,941
[4]	Venture Global LNG Inc.	9.875%	2/1/2032	2,895	3,064
[4]	Venture Global Plaquemines LNG LLC	6.125%	12/15/2030	700	721
[4]	Venture Global Plaquemines LNG LLC	6.500%	6/15/2034	3,070	3,182
[4]	Venture Global Plaquemines LNG LLC	6.750%	1/15/2036	155	162
	Western Midstream Operating LP	4.800%	3/1/2031	11,430	11,428
	Western Midstream Operating LP	5.500%	12/15/2035	14,290	14,224
	Williams Cos. Inc.	7.500%	1/15/2031	5,660	6,420
	Williams Cos. Inc.	2.600%	3/15/2031	60,025	54,920
	Williams Cos. Inc.	4.650%	8/15/2032	19,500	19,508
	Williams Cos. Inc.	5.650%	3/15/2033	6,670	6,977
	Williams Cos. Inc.	5.600%	3/15/2035	6,429	6,676
	Williams Cos. Inc.	5.150%	3/15/2036	21,550	21,451
					2,505,900
Financials (30.5%)
[4]	200 Park Funding Trust	5.740%	2/15/2055	35,236	35,092
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/30/2032	21,465	19,850
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.750%	1/15/2033	32,130	31,825
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.400%	10/29/2033	26,324	23,729
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.950%	9/10/2034	20,000	19,896
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	5.000%	11/15/2035	12,500	12,337
8

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Air Lease Corp.	2.875%	1/15/2032	1,773	1,595
[4]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	7.000%	1/15/2031	161	167
	Allstate Corp.	5.250%	3/30/2033	73,472	75,963
	Allstate Corp.	5.350%	6/1/2033	16,044	16,678
	Ally Financial Inc.	8.000%	11/1/2031	10,000	11,331
	Ally Financial Inc.	5.548%	7/31/2033	15,332	15,414
	Ally Financial Inc.	6.184%	7/26/2035	20,000	20,628
	American Express Co.	4.989%	5/26/2033	5,000	5,068
	American Express Co.	4.420%	8/3/2033	20,000	19,769
	American Express Co.	5.043%	5/1/2034	20,000	20,330
	American Express Co.	5.625%	7/28/2034	11,309	11,766
	American Express Co.	5.284%	7/26/2035	46,025	47,077
	American Express Co.	5.442%	1/30/2036	28,913	29,812
	American Express Co.	4.804%	10/24/2036	28,012	27,485
	American International Group Inc.	5.125%	3/27/2033	15,000	15,370
	American International Group Inc.	5.450%	5/7/2035	20,000	20,727
	Ameriprise Financial Inc.	5.200%	4/15/2035	48,581	49,454
[4]	AmWINS Group Inc.	6.375%	2/15/2029	910	934
[4]	AmWINS Group Inc.	4.875%	6/30/2029	1,655	1,632
	Aon Corp. / Aon Global Holdings plc	2.050%	8/23/2031	6,500	5,750
	Aon Corp. / Aon Global Holdings plc	2.600%	12/2/2031	7,000	6,325
	Aon Corp. / Aon Global Holdings plc	5.350%	2/28/2033	28,523	29,573
	Aon North America Inc.	5.300%	3/1/2031	19,657	20,464
	Aon North America Inc.	5.450%	3/1/2034	26,000	27,001
	Apollo Debt Solutions BDC	6.700%	7/29/2031	30,000	31,280
	Apollo Debt Solutions BDC	6.550%	3/15/2032	25,000	25,787
	Apollo Global Management Inc.	5.150%	8/12/2035	47,857	47,640
	Apollo Global Management Inc.	6.000%	12/15/2054	28,474	28,413
[4,7,9]	Ardonagh Finco Ltd.	6.875%	2/15/2031	100	122
[4,7]	Ardonagh Finco Ltd.	7.750%	2/15/2031	205	212
[4,7]	Ardonagh Group Finance Ltd.	8.875%	2/15/2032	70	72
	Ares Capital Corp.	5.800%	3/8/2032	35,000	35,234
[4]	Ares Strategic Income Fund	5.550%	4/15/2031	10,100	9,986
	Ares Strategic Income Fund	6.200%	3/21/2032	35,000	35,573
	Arthur J Gallagher & Co.	5.000%	2/15/2032	23,507	24,004
	Arthur J Gallagher & Co.	5.500%	3/2/2033	8,700	9,028
	Arthur J Gallagher & Co.	6.500%	2/15/2034	12,000	13,199
[9]	ASR Nederland NV	7.000%	12/7/2043	2,756	3,873
[4]	Asurion LLC & Asurion Co-Issuer Inc.	8.000%	12/31/2032	1,670	1,746
[4]	Asurion LLC & Asurion Co-Issuer Inc.	8.375%	2/1/2034	760	769
	Athene Holding Ltd.	3.450%	5/15/2052	11,965	7,529
	Athene Holding Ltd.	6.625%	10/15/2054	55,651	55,730
	Athene Holding Ltd.	6.625%	5/19/2055	11,429	11,699
	Athene Holding Ltd.	6.875%	6/28/2055	10,000	10,018
[9]	Athora Holding Ltd.	5.875%	9/10/2034	4,280	5,442
[4]	Atlas Warehouse Lending Co. LP	5.250%	1/15/2033	23,000	23,034
[10]	Australia & New Zealand Banking Group Ltd.	6.405%	9/20/2034	5,000	3,601
[6,10]	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate + 1.950%	5.677%	1/16/2034	5,000	3,572
[4]	Aviation Capital Group LLC	4.875%	1/28/2033	17,390	17,127
	Banco Santander SA	2.749%	12/3/2030	8,406	7,663
	Banco Santander SA	5.439%	7/15/2031	50,000	52,373
	Banco Santander SA	3.225%	11/22/2032	5,000	4,585
	Banco Santander SA	6.921%	8/8/2033	39,040	43,097
	Banco Santander SA	6.938%	11/7/2033	27,650	31,551
	Banco Santander SA	5.127%	11/6/2035	30,000	29,956
	Bank of America Corp.	2.651%	3/11/2032	33,320	30,568
	Bank of America Corp.	2.687%	4/22/2032	68,107	62,448
	Bank of America Corp.	2.299%	7/21/2032	88,325	78,901
	Bank of America Corp.	2.572%	10/20/2032	81,450	73,477
	Bank of America Corp.	2.972%	2/4/2033	84,445	77,193
	Bank of America Corp.	4.571%	4/27/2033	96,660	96,164
	Bank of America Corp.	5.288%	4/25/2034	79,177	81,309
	Bank of America Corp.	5.872%	9/15/2034	55,750	59,210
	Bank of America Corp.	5.468%	1/23/2035	75,000	77,786
	Bank of America Corp.	5.425%	8/15/2035	43,000	43,723
	Bank of America Corp.	5.518%	10/25/2035	75,430	76,996
	Bank of America Corp.	5.511%	1/24/2036	63,609	66,006
	Bank of America Corp.	5.744%	2/12/2036	40,000	41,397
	Bank of America Corp.	5.464%	5/9/2036	35,712	36,941
	Bank of America Corp.	2.482%	9/21/2036	20,000	17,540
9

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bank of America Corp.	3.846%	3/8/2037	20,000	18,767
	Bank of Montreal	5.511%	6/4/2031	12,500	13,110
	Bank of Montreal	3.088%	1/10/2037	12,000	10,815
	Bank of New York Mellon Corp.	5.060%	7/22/2032	46,761	48,281
	Bank of New York Mellon Corp.	4.289%	6/13/2033	20,449	20,166
	Bank of New York Mellon Corp.	5.834%	10/25/2033	47,578	51,102
	Bank of New York Mellon Corp.	4.706%	2/1/2034	43,235	43,306
	Bank of New York Mellon Corp.	4.967%	4/26/2034	70,537	71,650
	Bank of New York Mellon Corp.	6.474%	10/25/2034	65,432	72,824
	Bank of New York Mellon Corp.	5.188%	3/14/2035	45,121	46,437
	Bank of New York Mellon Corp.	5.316%	6/6/2036	25,000	25,753
	Bank of New York Mellon Corp.	5.606%	7/21/2039	29,640	30,917
[7]	Bank of Nova Scotia	4.813%	2/2/2034	25,000	25,005
	Bank of Nova Scotia	4.588%	5/4/2037	17,000	16,626
[4]	Banque Federative du Credit Mutuel SA	5.106%	1/15/2036	11,196	11,164
	Barclays plc	2.894%	11/24/2032	15,000	13,621
	Barclays plc	5.746%	8/9/2033	16,100	16,882
	Barclays plc	7.437%	11/2/2033	58,830	67,194
	Barclays plc	6.224%	5/9/2034	35,345	37,903
	Barclays plc	6.692%	9/13/2034	20,000	22,070
	Barclays plc	5.335%	9/10/2035	38,000	38,445
	Barclays plc	5.785%	2/25/2036	33,500	34,904
[9]	Barclays plc	4.616%	3/26/2037	3,800	4,666
[4]	Block Inc.	5.625%	8/15/2030	2,025	2,061
	Block Inc.	6.500%	5/15/2032	1,775	1,844
	Blue Owl Finance LLC	6.250%	4/18/2034	19,900	20,509
[4]	BNP Paribas SA	4.916%	1/15/2034	61,995	61,669
[9]	BPCE SA	4.500%	1/13/2033	12,600	15,736
[9]	BPCE SA	4.125%	3/8/2033	8,900	10,855
	Brookfield Finance Inc.	6.300%	1/15/2055	3,915	3,887
	Brown & Brown Inc.	4.200%	3/17/2032	24,100	23,303
	Brown & Brown Inc.	5.650%	6/11/2034	21,065	21,686
	Brown & Brown Inc.	5.550%	6/23/2035	13,000	13,289
[4]	Burford Capital Global Finance LLC	8.500%	1/15/2034	230	231
	Canadian Imperial Bank of Commerce	6.092%	10/3/2033	15,000	16,241
	Capital One Financial Corp.	2.359%	7/29/2032	28,000	24,485
	Capital One Financial Corp.	2.618%	11/2/2032	24,315	21,796
	Capital One Financial Corp.	5.268%	5/10/2033	10,000	10,196
	Capital One Financial Corp.	5.817%	2/1/2034	51,000	53,092
	Capital One Financial Corp.	6.377%	6/8/2034	73,251	78,615
	Capital One Financial Corp.	6.051%	2/1/2035	20,640	21,677
	Capital One Financial Corp.	6.183%	1/30/2036	82,296	85,214
	Capital One Financial Corp.	5.197%	9/11/2036	55,358	54,594
[7]	Capital One Financial Corp.	5.399%	1/30/2037	60,800	60,633
	Carlyle Group Inc.	5.050%	9/19/2035	18,416	18,120
	Charles Schwab Corp.	5.853%	5/19/2034	54,628	58,260
	Charles Schwab Corp.	6.136%	8/24/2034	70,840	76,934
	Charles Schwab Corp.	4.914%	11/14/2036	22,590	22,390
	Chubb INA Holdings LLC	4.900%	8/15/2035	21,445	21,460
	Citibank NA	5.570%	4/30/2034	52,338	55,079
	Citigroup Inc.	2.561%	5/1/2032	37,000	33,545
	Citigroup Inc.	6.625%	6/15/2032	10,383	11,474
	Citigroup Inc.	3.057%	1/25/2033	57,394	52,529
	Citigroup Inc.	3.785%	3/17/2033	86,244	82,072
	Citigroup Inc.	4.910%	5/24/2033	21,013	21,220
	Citigroup Inc.	6.270%	11/17/2033	48,000	52,168
	Citigroup Inc.	6.174%	5/25/2034	81,110	85,991
	Citigroup Inc.	5.827%	2/13/2035	50,820	52,563
	Citigroup Inc.	5.449%	6/11/2035	10,000	10,295
	Citigroup Inc.	6.020%	1/24/2036	50,000	52,179
	Citigroup Inc.	5.333%	3/27/2036	38,800	39,521
	Citigroup Inc.	5.174%	9/11/2036	48,627	48,884
[8]	Close Brothers Finance plc	1.625%	12/3/2030	7,514	8,766
[6,10]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 2.050%	5.862%	10/25/2033	8,200	5,870
[4]	Cooperatieve Rabobank UA	5.710%	1/21/2033	15,000	15,787
	Corebridge Financial Inc.	3.900%	4/5/2032	72,210	68,733
	Corebridge Financial Inc.	6.050%	9/15/2033	39,000	41,682
	Corebridge Financial Inc.	5.750%	1/15/2034	25,000	26,112
	Corebridge Financial Inc.	6.375%	9/15/2054	24,488	24,927
[4]	Credit Agricole SA	5.261%	1/12/2037	30,000	29,964
10

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Credit Suisse USA LLC	7.125%	7/15/2032	27,000	30,762
	Deutsche Bank AG	3.729%	1/14/2032	18,200	17,251
	Deutsche Bank AG	3.035%	5/28/2032	10,000	9,172
	Deutsche Bank AG	3.742%	1/7/2033	21,200	19,734
	Deutsche Bank AG	7.079%	2/10/2034	24,000	26,373
	Deutsche Bank AG	5.403%	9/11/2035	10,000	10,139
	Equifax Inc.	3.100%	5/15/2030	12,000	11,379
	Equifax Inc.	2.350%	9/15/2031	10,000	8,921
	Equitable Holdings Inc.	5.594%	1/11/2033	23,981	25,016
[9]	Eurobank SA	4.000%	2/7/2036	3,800	4,534
[4]	Fair Isaac Corp.	4.000%	6/15/2028	1,610	1,584
[4]	Fair Isaac Corp.	6.000%	5/15/2033	1,130	1,150
	Fairfax Financial Holdings Ltd.	3.375%	3/3/2031	7,650	7,230
	Fifth Third Bancorp	4.337%	4/25/2033	5,000	4,893
	Fifth Third Bancorp	5.141%	1/29/2037	15,000	14,910
	Fiserv Inc.	4.550%	2/15/2031	36,667	36,437
	Fiserv Inc.	5.350%	3/15/2031	20,000	20,522
[9]	Fiserv Inc.	4.500%	5/24/2031	5,200	6,419
	Fiserv Inc.	5.625%	8/21/2033	22,000	22,610
	Fiserv Inc.	5.150%	8/12/2034	22,000	21,753
	Fiserv Inc.	5.250%	8/11/2035	12,000	11,904
[4]	Freedom Mortgage Holdings LLC	6.875%	5/1/2031	820	814
[4]	Freedom Mortgage Holdings LLC	7.875%	4/1/2033	620	632
[9]	GA Global Funding Trust	4.133%	9/16/2035	5,700	6,651
	GATX Corp.	3.500%	6/1/2032	15,985	14,918
[4]	GGAM Finance Ltd.	8.000%	6/15/2028	520	548
[4]	Global Atlantic Fin Co.	7.950%	6/15/2033	87,990	100,196
[4]	Global Atlantic Fin Co.	6.750%	3/15/2054	5,000	5,088
	Global Payments Inc.	2.900%	11/15/2031	70,915	63,594
	Goldman Sachs Group Inc.	2.383%	7/21/2032	69,261	61,942
	Goldman Sachs Group Inc.	2.650%	10/21/2032	52,450	47,367
	Goldman Sachs Group Inc.	3.102%	2/24/2033	39,600	36,378
	Goldman Sachs Group Inc.	6.561%	10/24/2034	10,000	11,065
	Goldman Sachs Group Inc.	5.851%	4/25/2035	45,000	47,561
	Goldman Sachs Group Inc.	5.330%	7/23/2035	53,500	54,708
	Goldman Sachs Group Inc.	5.016%	10/23/2035	65,000	64,992
	Goldman Sachs Group Inc.	5.536%	1/28/2036	60,000	62,010
	Goldman Sachs Group Inc.	4.939%	10/21/2036	61,384	60,540
	Goldman Sachs Group Inc.	5.065%	1/21/2037	61,630	61,365
[7]	Goldman Sachs Group Inc.	5.387%	2/2/2041	25,000	24,768
	Goldman Sachs Group Inc.	5.541%	1/21/2047	21,500	21,170
[9]	Gothaer Allgemeine Versicherung AG	5.000%	6/20/2045	5,300	6,563
	Hanover Insurance Group Inc.	2.500%	9/1/2030	5,000	4,567
[9]	Helvetia Europe SA	2.750%	9/30/2041	9,200	10,384
[4]	Howden UK Refinance plc / Howden UK Refinance 2 plc / Howden US Refinance LLC	7.250%	2/15/2031	729	754
[4]	Howden UK Refinance plc / Howden UK Refinance 2 plc / Howden US Refinance LLC	8.125%	2/15/2032	1,586	1,619
[4]	Howden UK Refinance plc / Howden UK Refinance 2 plc / Howden US Refinance LLC	8.125%	2/15/2032	1,030	1,050
[4]	HPS Corporate Lending Fund	5.450%	11/15/2030	25,000	24,711
[4]	HPS Corporate Lending Fund	5.650%	4/2/2031	14,970	14,881
	HPS Corporate Lending Fund	5.950%	4/14/2032	16,640	16,733
	HSBC Holdings plc	5.733%	5/17/2032	21,890	23,013
	HSBC Holdings plc	2.804%	5/24/2032	87,936	80,428
	HSBC Holdings plc	2.871%	11/22/2032	42,000	38,120
	HSBC Holdings plc	4.762%	3/29/2033	8,000	7,947
	HSBC Holdings plc	8.113%	11/3/2033	30,000	35,083
	HSBC Holdings plc	6.547%	6/20/2034	32,694	35,318
	HSBC Holdings plc	7.399%	11/13/2034	46,200	52,519
	HSBC Holdings plc	5.874%	11/18/2035	38,294	39,837
	HSBC Holdings plc	5.450%	3/3/2036	45,000	46,208
	HSBC Holdings plc	5.790%	5/13/2036	36,135	37,976
	HSBC Holdings plc	5.741%	9/10/2036	30,000	30,779
	HSBC Holdings plc	5.133%	11/6/2036	41,670	41,601
[6,10]	HSBC Holdings plc, 3M Australian Bank Bill Rate + 1.250%	4.913%	8/28/2031	10,000	7,001
	Huntington Bancshares Inc.	5.023%	5/17/2033	30,000	30,334
	Huntington Bancshares Inc.	5.709%	2/2/2035	54,445	56,639
	Huntington Bancshares Inc.	2.487%	8/15/2036	8,750	7,618
	Huntington Bancshares Inc.	6.141%	11/18/2039	21,940	22,904
	Huntington Bancshares Inc.	5.605%	1/28/2041	17,260	17,174
	ING Groep NV	4.252%	3/28/2033	18,000	17,649
	ING Groep NV	6.114%	9/11/2034	10,000	10,780
11

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Intercontinental Exchange Inc.	1.850%	9/15/2032	8,400	7,163
[9]	JAB Holdings BV	4.375%	4/25/2034	10,800	13,198
	Jefferies Financial Group Inc.	2.625%	10/15/2031	7,243	6,447
	Jefferies Financial Group Inc.	2.750%	10/15/2032	22,235	19,419
	Jefferies Financial Group Inc.	6.200%	4/14/2034	18,018	18,953
	Jefferies Financial Group Inc.	5.500%	2/15/2036	10,000	9,865
	JPMorgan Chase & Co.	2.545%	11/8/2032	38,240	34,441
	JPMorgan Chase & Co.	2.963%	1/25/2033	76,430	70,061
	JPMorgan Chase & Co.	4.586%	4/26/2033	20,130	20,158
	JPMorgan Chase & Co.	4.912%	7/25/2033	78,750	79,989
	JPMorgan Chase & Co.	5.717%	9/14/2033	5,000	5,275
	JPMorgan Chase & Co.	5.350%	6/1/2034	70,000	72,363
	JPMorgan Chase & Co.	6.254%	10/23/2034	50,000	54,523
	JPMorgan Chase & Co.	5.336%	1/23/2035	66,400	68,328
	JPMorgan Chase & Co.	5.766%	4/22/2035	91,330	96,697
	JPMorgan Chase & Co.	5.294%	7/22/2035	101,930	104,621
	JPMorgan Chase & Co.	4.946%	10/22/2035	46,250	46,404
	JPMorgan Chase & Co.	5.502%	1/24/2036	48,837	50,792
	JPMorgan Chase & Co.	5.572%	4/22/2036	66,319	69,244
	JPMorgan Chase & Co.	5.576%	7/23/2036	80,693	82,952
	JPMorgan Chase & Co.	4.810%	10/22/2036	50,110	49,396
	JPMorgan Chase & Co.	4.898%	1/22/2037	32,315	32,064
[7]	JPMorgan Chase & Co.	5.193%	2/5/2037	252,460	251,585
	Kemper Corp.	3.800%	2/23/2032	5,000	4,636
	KeyBank NA	4.900%	8/8/2032	10,000	9,976
	KeyBank NA	5.000%	1/26/2033	15,600	15,694
	KeyCorp	4.789%	6/1/2033	12,900	12,875
	KeyCorp	6.401%	3/6/2035	20,852	22,580
	KeyCorp	5.305%	1/28/2037	15,000	15,012
	KKR & Co. Inc.	5.100%	8/7/2035	5,230	5,177
[9]	Kommunalkredit Austria AG	4.250%	4/1/2031	4,400	5,308
	Lloyds Banking Group plc	4.976%	8/11/2033	10,000	10,175
	Lloyds Banking Group plc	7.953%	11/15/2033	8,785	10,238
	Lloyds Banking Group plc	6.068%	6/13/2036	24,253	25,441
	LPL Holdings Inc.	6.000%	5/20/2034	7,873	8,258
	M&T Bank Corp.	6.082%	3/13/2032	46,531	49,446
	M&T Bank Corp.	5.053%	1/27/2034	24,684	24,751
	M&T Bank Corp.	5.400%	7/30/2035	9,898	9,997
	M&T Bank Corp.	5.385%	1/16/2036	10,019	10,165
[10]	Macquarie Bank Ltd.	5.603%	2/20/2035	6,000	4,201
[6,10]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 1.850%	5.491%	2/20/2035	3,000	2,138
	Manulife Financial Corp.	4.986%	12/11/2035	15,000	14,975
	Marsh & McLennan Cos. Inc.	4.850%	11/15/2031	30,000	30,716
	Marsh & McLennan Cos. Inc.	5.000%	3/15/2035	49,410	49,867
	MetLife Inc.	5.300%	12/15/2034	34,500	35,753
	MetLife Inc.	6.350%	3/15/2055	36,059	37,823
	Mitsubishi UFJ Financial Group Inc.	2.309%	7/20/2032	54,920	49,028
	Mitsubishi UFJ Financial Group Inc.	2.494%	10/13/2032	11,562	10,355
	Mitsubishi UFJ Financial Group Inc.	2.852%	1/19/2033	10,000	9,079
	Mitsubishi UFJ Financial Group Inc.	4.315%	4/19/2033	2,000	1,963
	Mitsubishi UFJ Financial Group Inc.	5.133%	7/20/2033	16,200	16,595
	Mitsubishi UFJ Financial Group Inc.	5.472%	9/13/2033	5,000	5,216
	Mitsubishi UFJ Financial Group Inc.	5.426%	4/17/2035	39,000	40,342
	Mitsubishi UFJ Financial Group Inc.	5.574%	1/16/2036	49,000	51,088
	Mitsubishi UFJ Financial Group Inc.	5.615%	4/24/2036	25,000	26,099
	Mitsubishi UFJ Financial Group Inc.	5.188%	9/12/2036	15,000	15,172
	Mitsubishi UFJ Financial Group Inc.	5.057%	1/14/2037	79,005	78,856
	Mizuho Financial Group Inc.	2.564%	9/13/2031	10,000	8,955
	Mizuho Financial Group Inc.	5.323%	7/8/2036	10,000	10,239
	Moody's Corp.	5.000%	8/5/2034	7,500	7,619
	Morgan Stanley	1.928%	4/28/2032	40,000	35,142
	Morgan Stanley	2.239%	7/21/2032	59,078	52,396
	Morgan Stanley	2.511%	10/20/2032	47,000	42,166
	Morgan Stanley	2.943%	1/21/2033	35,132	32,026
	Morgan Stanley	4.889%	7/20/2033	18,354	18,560
	Morgan Stanley	6.342%	10/18/2033	45,993	50,170
	Morgan Stanley	5.250%	4/21/2034	50,805	52,077
	Morgan Stanley	5.424%	7/21/2034	30,653	31,729
	Morgan Stanley	6.627%	11/1/2034	33,210	36,918
	Morgan Stanley	5.466%	1/18/2035	93,020	96,156
12

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Morgan Stanley	5.831%	4/19/2035	93,600	98,955
	Morgan Stanley	5.320%	7/19/2035	76,520	78,408
	Morgan Stanley	5.587%	1/18/2036	46,828	48,679
	Morgan Stanley	5.664%	4/17/2036	65,000	67,868
	Morgan Stanley	2.484%	9/16/2036	30,000	26,365
	Morgan Stanley	4.892%	10/22/2036	57,958	57,041
[7]	Morgan Stanley	5.073%	1/30/2037	85,270	85,003
	Morgan Stanley	5.297%	4/20/2037	20,712	21,042
	Morgan Stanley	5.948%	1/19/2038	27,080	28,338
	Morgan Stanley	5.942%	2/7/2039	11,930	12,492
	Morgan Stanley	5.314%	1/18/2041	17,170	16,978
	Nasdaq Inc.	1.650%	1/15/2031	4,081	3,613
	Nasdaq Inc.	5.550%	2/15/2034	30,288	31,645
	NatWest Group plc	6.016%	3/2/2034	15,000	16,067
	NatWest Group plc	5.778%	3/1/2035	20,080	21,193
[4]	Nippon Life Insurance Co.	6.500%	4/30/2055	14,139	15,127
	Nomura Holdings Inc.	2.608%	7/14/2031	9,000	8,127
	Nomura Holdings Inc.	2.999%	1/22/2032	7,000	6,363
	Nomura Holdings Inc.	6.181%	1/18/2033	2,000	2,152
	Northern Trust Corp.	5.117%	11/19/2040	36,719	36,560
[4]	Northwestern Mutual Life Insurance Co.	6.170%	5/29/2055	10,000	10,666
[4]	Nuveen LLC	5.850%	4/15/2034	5,000	5,241
[9]	Oldenburgische Landesbank AG	8.000%	4/24/2034	2,000	2,655
	OneMain Finance Corp.	6.750%	9/15/2033	755	765
[4]	Osaic Holdings Inc.	6.750%	8/1/2032	205	212
[4]	Osaic Holdings Inc.	8.000%	8/1/2033	135	140
[4]	Panther Escrow Issuer LLC	7.125%	6/1/2031	370	381
	PayPal Holdings Inc.	5.150%	6/1/2034	35,000	35,703
[4]	Phoenix Aviation Capital Ltd.	9.250%	7/15/2030	4,855	5,092
	PNC Financial Services Group Inc.	2.307%	4/23/2032	10,000	9,020
	PNC Financial Services Group Inc.	6.037%	10/28/2033	68,750	73,957
	PNC Financial Services Group Inc.	5.068%	1/24/2034	35,344	35,991
	PNC Financial Services Group Inc.	5.939%	8/18/2034	35,360	37,757
	PNC Financial Services Group Inc.	6.875%	10/20/2034	106,126	119,147
	PNC Financial Services Group Inc.	5.676%	1/22/2035	49,080	51,455
	PNC Financial Services Group Inc.	5.401%	7/23/2035	42,355	43,588
	PNC Financial Services Group Inc.	5.575%	1/29/2036	21,380	22,181
	PNC Financial Services Group Inc.	5.373%	7/21/2036	50,000	51,207
	PNC Financial Services Group Inc.	5.423%	1/25/2041	22,280	22,275
	Principal Financial Group Inc.	5.375%	3/15/2033	5,000	5,183
	Prudential Financial Inc.	5.125%	3/1/2052	15,158	14,975
	Prudential Financial Inc.	6.000%	9/1/2052	9,328	9,634
	Prudential Financial Inc.	6.750%	3/1/2053	22,282	23,800
	Prudential Financial Inc.	6.500%	3/15/2054	13,019	13,705
	Regions Financial Corp.	5.502%	9/6/2035	36,518	37,477
	RenaissanceRe Holdings Ltd.	5.750%	6/5/2033	25,290	26,413
	RenaissanceRe Holdings Ltd.	5.800%	4/1/2035	20,304	21,154
[4]	Rocket Cos. Inc.	6.125%	8/1/2030	1,503	1,539
[4]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	3.875%	3/1/2031	1,850	1,735
[8]	Rothesay Life plc	7.734%	5/16/2033	800	1,216
	S&P Global Inc.	2.900%	3/1/2032	5,438	5,004
[4]	S&P Global Inc.	4.800%	12/4/2035	7,428	7,359
	Santander UK Group Holdings plc	5.136%	9/22/2036	25,000	24,806
[4]	Shift4 Payments LLC / Shift4 Payments Finance Sub Inc.	6.750%	8/15/2032	500	510
[4]	Starwood Property Trust Inc.	6.500%	10/15/2030	420	438
	State Street Corp.	4.164%	8/4/2033	10,000	9,785
	State Street Corp.	6.123%	11/21/2034	40,076	43,142
	State Street Corp.	5.146%	2/28/2036	35,000	35,598
	State Street Corp.	4.784%	10/23/2036	33,185	32,762
	Sumitomo Mitsui Financial Group Inc.	5.424%	7/9/2031	29,700	30,994
	Sumitomo Mitsui Financial Group Inc.	5.454%	1/15/2032	25,000	26,103
	Sumitomo Mitsui Financial Group Inc.	5.766%	1/13/2033	25,450	26,978
	Sumitomo Mitsui Financial Group Inc.	4.954%	7/8/2033	15,000	15,241
	Sumitomo Mitsui Financial Group Inc.	5.558%	7/9/2034	20,000	20,901
	Sumitomo Mitsui Financial Group Inc.	5.632%	1/15/2035	15,000	15,783
	Sumitomo Mitsui Financial Group Inc.	5.246%	7/8/2036	25,000	25,470
	Sumitomo Mitsui Financial Group Inc.	5.046%	1/15/2037	35,760	35,668
	Toronto-Dominion Bank	5.298%	1/30/2032	26,556	27,700
	Toronto-Dominion Bank	3.200%	3/10/2032	6,958	6,485
	Toronto-Dominion Bank	4.928%	10/15/2035	34,365	34,264
13

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Truist Financial Corp.	4.964%	10/23/2036	40,000	39,371
[4]	UBS Group AG	3.091%	5/14/2032	63,295	58,754
[4]	UBS Group AG	4.844%	11/6/2033	26,649	26,668
[4]	UBS Group AG	5.580%	5/9/2036	44,500	46,116
[4]	UBS Group AG	5.010%	3/23/2037	23,943	23,666
	US Bancorp	4.967%	7/22/2033	30,650	30,877
	US Bancorp	5.850%	10/21/2033	106,440	113,652
	US Bancorp	4.839%	2/1/2034	62,295	62,517
	US Bancorp	5.836%	6/12/2034	58,590	62,065
	US Bancorp	5.678%	1/23/2035	4,011	4,206
	US Bancorp	5.424%	2/12/2036	5,000	5,173
	US Bancorp	2.491%	11/3/2036	25,000	21,882
	US Bancorp	5.033%	1/26/2037	20,000	19,977
[4]	USI Inc.	7.500%	1/15/2032	180	189
[4]	UWM Holdings LLC	6.625%	2/1/2030	475	479
	Verisk Analytics Inc.	5.750%	4/1/2033	10,000	10,569
	Verisk Analytics Inc.	5.250%	6/5/2034	1,874	1,912
	Verisk Analytics Inc.	5.250%	3/15/2035	30,607	31,079
[11]	Washington Mutual Bank / Debt not acquired by JPMorgan	5.500%	1/15/2013	6,147	1
[11]	Washington Mutual Bank / Debt not acquired by JPMorgan	5.650%	8/15/2014	7,500	1
[11]	Washington Mutual Bank / Debt not acquired by JPMorgan	5.125%	1/15/2015	9,000	1
	Wells Fargo & Co.	3.350%	3/2/2033	92,510	86,219
	Wells Fargo & Co.	4.897%	7/25/2033	74,950	75,834
	Wells Fargo & Co.	5.389%	4/24/2034	62,000	64,091
	Wells Fargo & Co.	5.557%	7/25/2034	85,415	89,035
	Wells Fargo & Co.	6.491%	10/23/2034	91,858	101,062
	Wells Fargo & Co.	5.499%	1/23/2035	40,000	41,477
	Wells Fargo & Co.	5.211%	12/3/2035	40,000	40,563
	Wells Fargo & Co.	5.605%	4/23/2036	52,289	54,477
	Wells Fargo & Co.	4.892%	9/15/2036	10,000	9,894
	Wells Fargo & Co.	4.960%	1/23/2037	52,640	52,216
	Wells Fargo & Co.	5.433%	1/23/2047	28,500	27,935
	Westpac Banking Corp.	5.405%	8/10/2033	17,028	17,566
	Westpac Banking Corp.	6.820%	11/17/2033	25,000	27,881
	Westpac Banking Corp.	5.618%	11/20/2035	35,000	36,159
	Willis North America Inc.	5.350%	5/15/2033	17,000	17,473
[9]	Wuestenrot & Wuerttembergische AG	2.125%	9/10/2041	1,200	1,274
[9]	Wuestenrot & Wuerttembergische AG	4.983%	10/27/2045	3,300	3,924
[4]	Wynnton Funding Trust II	5.991%	8/15/2055	10,000	10,108
					11,820,252
Health Care (6.5%)
[4]	1261229 BC Ltd.	10.000%	4/15/2032	1,810	1,858
	AbbVie Inc.	5.050%	3/15/2034	38,750	39,707
	Adventist Health System	5.757%	12/1/2034	15,000	15,541
	Agilent Technologies Inc.	2.300%	3/12/2031	21,855	19,806
	Agilent Technologies Inc.	4.750%	9/9/2034	34,090	33,983
	Amgen Inc.	3.350%	2/22/2032	29,065	27,364
	Amgen Inc.	5.250%	3/2/2033	46,000	47,590
	Ascension Health	4.923%	11/15/2035	36,925	36,911
[4]	Bausch & Lomb Corp.	8.375%	10/1/2028	2,069	2,159
	Baxter International Inc.	1.730%	4/1/2031	14,790	12,714
	Becton Dickinson & Co.	1.957%	2/11/2031	16,600	14,787
	Becton Dickinson & Co.	4.298%	8/22/2032	27,000	26,584
	Becton Dickinson & Co.	5.110%	2/8/2034	24,211	24,648
[4,7]	BioMarin Pharmaceutical Inc.	5.500%	2/15/2034	380	382
	Cardinal Health Inc.	5.350%	11/15/2034	40,000	41,091
	Cencora Inc.	5.150%	2/15/2035	6,065	6,184
	Centene Corp.	2.500%	3/1/2031	30,000	25,937
[4]	Charles River Laboratories International Inc.	3.750%	3/15/2029	2,765	2,668
[4]	CHS / Community Health Systems Inc.	10.875%	1/15/2032	992	1,069
[4]	CHS / Community Health Systems Inc.	9.750%	1/15/2034	1,540	1,606
	Cigna Group	2.375%	3/15/2031	37,985	34,421
	Cigna Group	4.875%	9/15/2032	40,000	40,468
	Cigna Group	5.250%	2/15/2034	31,000	31,738
	Cigna Group	5.250%	1/15/2036	41,526	42,081
	CommonSpirit Health	4.975%	9/1/2035	16,750	16,504
	CVS Health Corp.	5.250%	1/30/2031	24,726	25,505
	CVS Health Corp.	1.875%	2/28/2031	42,668	37,550
	CVS Health Corp.	5.550%	6/1/2031	24,050	25,148
14

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CVS Health Corp.	5.250%	2/21/2033	57,200	58,621
	CVS Health Corp.	5.300%	6/1/2033	24,980	25,595
	CVS Health Corp.	5.700%	6/1/2034	7,104	7,381
	CVS Health Corp.	5.450%	9/15/2035	27,851	28,328
[4]	DaVita Inc.	4.625%	6/1/2030	1,020	983
[4]	DaVita Inc.	3.750%	2/15/2031	430	395
[4]	DaVita Inc.	6.875%	9/1/2032	1,665	1,713
	Elevance Health Inc.	2.550%	3/15/2031	17,234	15,729
	Elevance Health Inc.	4.950%	11/1/2031	50,000	50,971
	Elevance Health Inc.	4.100%	5/15/2032	23,690	22,981
	Elevance Health Inc.	5.500%	10/15/2032	32,000	33,486
	Elevance Health Inc.	4.750%	2/15/2033	33,852	33,829
	Elevance Health Inc.	5.375%	6/15/2034	71,458	73,402
[4]	Endo Finance Holdings LP	8.500%	4/15/2031	3,160	3,342
	GE HealthCare Technologies Inc.	5.905%	11/22/2032	31,925	34,247
	GE HealthCare Technologies Inc.	5.500%	6/15/2035	44,698	46,122
	GE HealthCare Technologies Inc.	4.950%	12/15/2035	37,720	37,350
[4]	Genmab A/S / Genmab Finance LLC	6.250%	12/15/2032	1,450	1,488
	Gilead Sciences Inc.	5.100%	6/15/2035	17,759	18,171
	GlaxoSmithKline Capital Inc.	5.375%	4/15/2034	5,000	5,274
	GlaxoSmithKline Capital Inc.	4.875%	4/15/2035	65,000	65,551
	HCA Inc.	5.450%	4/1/2031	70,850	73,656
	HCA Inc.	2.375%	7/15/2031	40,000	35,807
	HCA Inc.	5.500%	3/1/2032	35,000	36,476
	HCA Inc.	3.625%	3/15/2032	113,995	107,525
	HCA Inc.	4.600%	11/15/2032	58,845	58,269
	HCA Inc.	5.500%	6/1/2033	2,000	2,075
	HCA Inc.	5.450%	9/15/2034	7,430	7,622
	HCA Inc.	5.750%	3/1/2035	42,430	44,357
	HCA Inc.	4.900%	11/15/2035	33,430	32,823
	HCA Inc.	5.900%	6/1/2053	5,000	4,886
	Humana Inc.	5.375%	4/15/2031	32,000	32,783
	Humana Inc.	2.150%	2/3/2032	12,000	10,356
[4]	IQVIA Inc.	6.250%	6/1/2032	1,735	1,805
	Laboratory Corp. of America Holdings	4.550%	4/1/2032	39,985	39,885
	Laboratory Corp. of America Holdings	4.800%	10/1/2034	20,867	20,586
	McKesson Corp.	4.950%	5/30/2032	58,669	60,269
	McKesson Corp.	5.250%	5/30/2035	49,500	51,082
[4]	Medline Borrower LP	5.250%	10/1/2029	1,599	1,602
	Merck & Co. Inc.	4.150%	3/15/2031	11,140	11,095
	Merck & Co. Inc.	4.450%	12/4/2032	17,223	17,244
	Merck & Co. Inc.	4.750%	12/4/2035	40,000	39,646
	Novartis Capital Corp.	4.300%	11/5/2032	20,890	20,797
	Novartis Capital Corp.	4.600%	11/5/2035	25,000	24,753
[4,9]	Organon & Co. / Organon Foreign Debt Co-Issuer BV	2.875%	4/30/2028	2,616	3,044
[4]	Organon & Co. / Organon Foreign Debt Co-Issuer BV	6.750%	5/15/2034	1,655	1,618
	PeaceHealth Obligated Group	4.855%	11/15/2032	15,000	15,118
	Pfizer Inc.	4.500%	11/15/2032	32,955	33,046
	Pfizer Inc.	4.875%	11/15/2035	45,000	45,010
	Providence St. Joseph Health Obligated Group	5.403%	10/1/2033	12,000	12,340
	Quest Diagnostics Inc.	2.800%	6/30/2031	7,655	7,056
	Quest Diagnostics Inc.	5.000%	12/15/2034	5,000	5,039
	Revvity Inc.	2.250%	9/15/2031	11,000	9,709
	Royalty Pharma plc	2.150%	9/2/2031	11,000	9,716
[4]	Star Parent Inc.	9.000%	10/1/2030	280	297
	STERIS Irish FinCo Unlimited Co.	2.700%	3/15/2031	22,000	20,319
	Stryker Corp.	4.625%	9/11/2034	17,415	17,250
	Stryker Corp.	5.200%	2/10/2035	9,895	10,132
	Sutter Health	5.213%	8/15/2032	20,000	20,706
	Sutter Health	5.537%	8/15/2035	10,000	10,421
	Takeda Pharmaceutical Co. Ltd.	5.300%	7/5/2034	20,000	20,548
	Tenet Healthcare Corp.	4.250%	6/1/2029	1,804	1,777
	Tenet Healthcare Corp.	4.375%	1/15/2030	280	275
	Tenet Healthcare Corp.	6.125%	6/15/2030	280	286
	Tenet Healthcare Corp.	6.750%	5/15/2031	907	942
[4]	Tenet Healthcare Corp.	5.500%	11/15/2032	2,145	2,168
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/2026	833	826
	Teva Pharmaceutical Finance Netherlands IV BV	5.750%	12/1/2030	995	1,030
	Thermo Fisher Scientific Inc.	4.473%	10/7/2032	21,000	21,030
	Thermo Fisher Scientific Inc.	4.950%	11/21/2032	8,525	8,779
15

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Thermo Fisher Scientific Inc.	4.794%	10/7/2035	21,000	20,906
	UnitedHealth Group Inc.	4.950%	1/15/2032	39,800	40,721
	UnitedHealth Group Inc.	5.350%	2/15/2033	11,925	12,391
	UnitedHealth Group Inc.	4.500%	4/15/2033	43,990	43,409
	UnitedHealth Group Inc.	5.000%	4/15/2034	16,875	17,030
	UnitedHealth Group Inc.	5.150%	7/15/2034	20,905	21,316
	UnitedHealth Group Inc.	5.300%	6/15/2035	19,710	20,282
	Zimmer Biomet Holdings Inc.	2.600%	11/24/2031	27,243	24,595
	Zimmer Biomet Holdings Inc.	5.200%	9/15/2034	25,000	25,390
	Zimmer Biomet Holdings Inc.	5.500%	2/19/2035	24,545	25,309
	Zoetis Inc.	5.600%	11/16/2032	23,590	25,011
	Zoetis Inc.	5.000%	8/17/2035	38,520	38,760
					2,529,964
Industrials (4.5%)
[4]	Air Canada	3.875%	8/15/2026	2,415	2,405
[4]	Allied Universal Holdco LLC / Allied Universal Finance Corp.	6.875%	6/15/2030	555	576
[4]	Allison Transmission Inc.	5.875%	6/1/2029	2,000	2,025
[4]	Allison Transmission Inc.	5.875%	12/1/2033	535	542
[4]	American Airlines Inc.	8.500%	5/15/2029	778	812
[4]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.750%	4/20/2029	5,041	5,094
[5]	American Airlines Pass Through Trust Class B Series 2025-1	5.650%	5/11/2036	15,000	15,100
	Amphenol Corp.	4.400%	2/15/2033	99,017	97,835
	Amphenol Corp.	4.625%	2/15/2036	132,976	129,940
[10]	Aurizon Network Pty Ltd.	2.900%	9/2/2030	19,450	12,044
[10]	Aurizon Network Pty Ltd.	6.100%	9/12/2031	14,650	10,357
[4]	BAE Systems plc	5.250%	3/26/2031	8,390	8,713
	Boeing Co.	5.150%	5/1/2030	25,000	25,690
	Boeing Co.	3.625%	2/1/2031	52,339	50,449
	Boeing Co.	6.388%	5/1/2031	81,223	88,140
	Boeing Co.	3.600%	5/1/2034	10,000	9,102
	Boeing Co.	6.528%	5/1/2034	123,410	136,527
	Boeing Co.	5.930%	5/1/2060	20,000	19,687
	Boeing Co.	7.008%	5/1/2064	5,000	5,708
[10]	Brisbane Airport Corp. Pty Ltd.	5.900%	3/8/2034	20,000	14,098
[4]	BWX Technologies Inc.	4.125%	6/30/2028	2,800	2,759
	Canadian National Railway Co.	3.850%	8/5/2032	21,585	20,923
	Canadian Pacific Railway Co.	2.450%	12/2/2031	3,000	2,696
	Caterpillar Inc.	5.200%	5/15/2035	38,175	39,503
[4]	Chart Industries Inc.	9.500%	1/1/2031	276	291
[4]	Clean Harbors Inc.	5.125%	7/15/2029	6,705	6,717
[4]	Daimler Truck Finance North America LLC	5.375%	1/13/2032	23,000	23,758
[4]	Entegris Inc.	4.750%	4/15/2029	24,932	24,928
[4]	Entegris Inc.	5.950%	6/15/2030	3,000	3,059
	FedEx Corp.	2.400%	5/15/2031	32,544	29,650
[4,7]	Fedex Freight Holding Co. Inc.	4.950%	3/15/2033	8,690	8,663
[4,7]	Fedex Freight Holding Co. Inc.	5.250%	3/15/2036	12,650	12,560
[4]	Garda World Security Corp.	6.500%	1/15/2031	1,025	1,051
[4]	Garda World Security Corp.	8.250%	8/1/2032	1,745	1,784
[4]	Garda World Security Corp.	8.375%	11/15/2032	1,410	1,447
[4]	Gates Corp.	6.875%	7/1/2029	2,285	2,375
	GE Capital Funding LLC	4.550%	5/15/2032	12,131	12,237
[4]	Genesee & Wyoming Inc.	6.250%	4/15/2032	1,010	1,042
[9]	Heathrow Funding Ltd.	1.875%	3/14/2036	4,500	4,656
[4]	Herc Holdings Inc.	7.000%	6/15/2030	485	509
[4]	Herc Holdings Inc.	7.250%	6/15/2033	210	222
	Honeywell International Inc.	4.750%	2/1/2032	43,530	44,423
	Hubbell Inc.	4.800%	11/15/2035	15,000	14,830
	Huntington Ingalls Industries Inc.	4.200%	5/1/2030	11,053	10,968
	Huntington Ingalls Industries Inc.	5.749%	1/15/2035	52,889	55,816
	Ingersoll Rand Inc.	5.314%	6/15/2031	10,500	10,941
	Ingersoll Rand Inc.	5.700%	8/14/2033	20,000	21,119
	Ingersoll Rand Inc.	5.450%	6/15/2034	22,130	22,931
	Jacobs Engineering Group Inc.	5.900%	3/1/2033	11,580	12,159
[4]	JetBlue Airways Corp. / JetBlue Loyalty LP	9.875%	9/20/2031	1,860	1,869
	L3Harris Technologies Inc.	1.800%	1/15/2031	14,540	12,911
	L3Harris Technologies Inc.	5.250%	6/1/2031	35,290	36,707
	L3Harris Technologies Inc.	5.400%	7/31/2033	55,985	58,202
[10]	Lonsdale Finance Pty Ltd.	5.500%	11/19/2031	8,000	5,592
[10]	Lonsdale Finance Pty Ltd.	5.100%	10/7/2032	14,500	9,851
16

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Northrop Grumman Corp.	4.700%	3/15/2033	14,379	14,503
	Northrop Grumman Corp.	4.900%	6/1/2034	58,863	59,608
	Northrop Grumman Corp.	5.250%	7/15/2035	19,920	20,586
	Otis Worldwide Corp.	5.125%	11/19/2031	18,456	19,113
	Otis Worldwide Corp.	5.131%	9/4/2035	11,180	11,321
[10]	Pacific National Finance Pty Ltd.	5.400%	5/12/2027	22,860	15,853
[10]	Pacific National Finance Pty Ltd.	3.700%	9/24/2029	18,940	12,104
[10]	Patrick Terminals Finance Pty Ltd.	5.107%	10/22/2032	16,500	11,161
[10]	Perth Airport Pty Ltd.	5.600%	3/5/2031	16,820	11,737
[10]	Qantas Airways Ltd.	3.150%	9/27/2028	10,500	6,970
[10]	Qantas Airways Ltd.	2.950%	11/27/2029	4,270	2,735
[10]	Qantas Airways Ltd.	5.900%	9/19/2034	5,000	3,510
[4]	Raven Acquisition Holdings LLC	6.875%	11/15/2031	1,300	1,303
	Regal Rexnord Corp.	6.400%	4/15/2033	6,750	7,212
[4]	Roller Bearing Co. of America Inc.	4.375%	10/15/2029	2,230	2,197
	RTX Corp.	6.000%	3/15/2031	31,000	33,360
	RTX Corp.	1.900%	9/1/2031	39,039	34,371
	RTX Corp.	2.375%	3/15/2032	15,351	13,688
	RTX Corp.	5.150%	2/27/2033	51,088	52,809
	RTX Corp.	6.100%	3/15/2034	5,000	5,458
	Ryder System Inc.	4.300%	12/1/2030	7,622	7,582
	Ryder System Inc.	6.600%	12/1/2033	41,914	46,523
[4]	Siemens Funding BV	5.200%	5/28/2035	50,000	51,586
	Southwest Airlines Co.	7.375%	3/1/2027	4,930	5,084
[4]	TopBuild Corp.	3.625%	3/15/2029	1,500	1,454
[4]	TransDigm Inc.	7.125%	12/1/2031	1,083	1,135
[4]	TransDigm Inc.	6.625%	3/1/2032	51	53
[4]	TransDigm Inc.	6.375%	5/31/2033	2,095	2,133
	Trimble Inc.	6.100%	3/15/2033	5,500	5,880
	Triton Container International Ltd. / TAL International Container Corp.	3.250%	3/15/2032	3,930	3,576
	Triton Container International Ltd. / TAL International Container Corp.	5.150%	2/15/2033	25,000	24,871
[7]	Tyco Electronics Group SA	4.875%	2/9/2036	25,000	24,867
[7]	United Airlines Holdings Inc.	5.375%	3/1/2031	340	343
[4]	United Airlines Inc.	4.375%	4/15/2026	235	235
[4]	United Airlines Inc.	4.625%	4/15/2029	1,362	1,361
	Waste Connections Inc.	5.250%	9/1/2035	12,490	12,883
	Waste Management Inc.	4.950%	3/15/2035	6,665	6,745
[4]	WESCO Distribution Inc.	6.625%	3/15/2032	1,345	1,406
[10]	WestConnex Finance Co. Pty Ltd.	3.150%	3/31/2031	30,000	18,566
	Westinghouse Air Brake Technologies Corp.	5.611%	3/11/2034	12,000	12,555
	Westinghouse Air Brake Technologies Corp.	5.500%	5/29/2035	18,000	18,671
					1,741,101
Materials (2.5%)
[4]	Alcoa Nederland Holding BV	6.125%	5/15/2028	200	200
	Amcor Flexibles North America Inc.	2.690%	5/25/2031	20,000	18,276
	Amcor Flexibles North America Inc.	5.500%	3/17/2035	42,310	43,732
[9]	Amcor UK Finance plc	3.750%	2/20/2033	6,400	7,576
	Amrize Finance US LLC	5.400%	4/7/2035	3,300	3,415
[4,9]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	5.000%	1/30/2031	700	845
[4]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	6.250%	1/30/2031	1,020	1,048
	Ball Corp.	2.875%	8/15/2030	350	322
	Ball Corp.	5.500%	9/15/2033	2,000	2,034
	Berry Global Inc.	5.650%	1/15/2034	22,569	23,541
	BHP Billiton Finance USA Ltd.	5.125%	2/21/2032	27,662	28,603
	BHP Billiton Finance USA Ltd.	4.900%	2/28/2033	40,000	40,692
	BHP Billiton Finance USA Ltd.	5.250%	9/8/2033	15,000	15,519
	BHP Billiton Finance USA Ltd.	5.000%	2/15/2036	35,000	35,371
[4]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/2029	2,020	2,036
[4]	Canpack SA / Canpack US LLC	3.875%	11/15/2029	2,633	2,510
[4]	Carpenter Technology Corp.	5.625%	3/1/2034	495	503
[4]	Chemours Co.	4.625%	11/15/2029	3,990	3,722
[4]	Chemours Co.	8.000%	1/15/2033	775	777
[4]	Cleveland-Cliffs Inc.	4.625%	3/1/2029	205	202
[4]	Cleveland-Cliffs Inc.	7.500%	9/15/2031	740	780
[4]	Commercial Metals Co.	6.000%	12/15/2035	610	623
	Corp. Nacional del Cobre de Chile	5.125%	2/2/2033	1,510	1,520
	Corp. Nacional del Cobre de Chile	5.950%	1/8/2034	7,625	7,954
	Corp. Nacional del Cobre de Chile	6.330%	1/13/2035	11,578	12,300
	CRH America Finance Inc.	5.000%	2/9/2036	24,988	24,948
17

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Crown Americas LLC	5.875%	6/1/2033	3,895	3,981
	Dow Chemical Co.	2.100%	11/15/2030	15,733	13,964
	Dow Chemical Co.	6.300%	3/15/2033	8,000	8,489
	Eastman Chemical Co.	5.750%	3/8/2033	15,000	15,703
	Eastman Chemical Co.	5.625%	2/20/2034	25,000	25,788
	EIDP Inc.	5.125%	5/15/2032	20,000	20,589
[4]	Element Solutions Inc.	3.875%	9/1/2028	2,357	2,299
[4]	First Quantum Minerals Ltd.	8.625%	6/1/2031	1,115	1,172
	FMC Corp.	8.450%	11/1/2055	375	302
[4]	Glencore Funding LLC	5.673%	4/1/2035	30,000	31,412
[4]	Graphic Packaging International LLC	4.750%	7/15/2027	3,988	3,981
[4]	Graphic Packaging International LLC	3.750%	2/1/2030	5,205	4,917
[4]	Graphic Packaging International LLC	6.375%	7/15/2032	2,000	2,022
[4]	Inversion Escrow Issuer LLC	6.750%	8/1/2032	1,725	1,709
[4]	JH North America Holdings Inc.	5.875%	1/31/2031	495	504
[4]	JH North America Holdings Inc.	6.125%	7/31/2032	600	613
	LYB International Finance III LLC	5.625%	5/15/2033	14,000	14,093
	LYB International Finance III LLC	5.500%	3/1/2034	10,000	9,875
[4]	Magnera Corp.	7.250%	11/15/2031	2,720	2,577
	Martin Marietta Materials Inc.	2.400%	7/15/2031	25,000	22,551
	Martin Marietta Materials Inc.	5.150%	12/1/2034	30,000	30,572
	Newmont Corp. / Newcrest Finance Pty Ltd.	5.350%	3/15/2034	19,440	20,241
[4]	Novelis Corp.	4.750%	1/30/2030	2,803	2,716
	Nucor Corp.	3.125%	4/1/2032	10,578	9,838
	Nutrien Ltd.	5.250%	3/12/2032	25,000	25,871
	Nutrien Ltd.	5.400%	6/21/2034	55,000	56,645
[4]	OCP SA	6.100%	4/30/2030	6,435	6,691
[4]	Olympus Water US Holding Corp.	7.250%	6/15/2031	3,000	3,076
[4]	Olympus Water US Holding Corp.	7.250%	2/15/2033	3,460	3,449
	Owens Corning	5.700%	6/15/2034	35,352	37,151
[4]	Owens-Brockway Glass Container Inc.	7.250%	5/15/2031	960	976
	PPG Industries Inc.	4.375%	3/15/2031	25,000	24,913
[4]	Qnity Electronics Inc.	5.750%	8/15/2032	770	784
[4]	Quikrete Holdings Inc.	6.375%	3/1/2032	2,425	2,515
[4]	Quikrete Holdings Inc.	6.750%	3/1/2033	3,630	3,768
	Rio Tinto Finance USA plc	5.250%	3/14/2035	27,000	27,735
	RPM International Inc.	2.950%	1/15/2032	3,415	3,120
[4]	Sealed Air Corp.	5.000%	4/15/2029	301	303
[4]	Sealed Air Corp. / Sealed Air Corp. US	6.125%	2/1/2028	210	213
	Smurfit Kappa Treasury ULC	5.438%	4/3/2034	64,092	66,147
	Smurfit Westrock Financing DAC	5.418%	1/15/2035	33,346	34,328
	Smurfit Westrock Financing DAC	5.185%	1/15/2036	36,850	37,178
[4]	SNF Group SACA	3.125%	3/15/2027	4,399	4,331
[4]	SNF Group SACA	3.375%	3/15/2030	2,925	2,749
	Steel Dynamics Inc.	3.250%	1/15/2031	2,950	2,797
	Suzano Netherlands BV	5.500%	1/15/2036	23,590	23,468
[4]	Vale Overseas Ltd.	6.000%	2/25/2056	14,295	14,369
	Vulcan Materials Co.	5.350%	12/1/2034	20,000	20,651
	Westlake Corp.	5.550%	11/15/2035	25,000	24,902
[4]	WR Grace Holdings LLC	5.625%	8/15/2029	1,243	1,189
[4]	WR Grace Holdings LLC	7.375%	3/1/2031	275	281
[4]	WR Grace Holdings LLC	6.625%	8/15/2032	220	219
[4]	WR Grace Holdings LLC	7.000%	8/1/2033	533	534
	WRKCo Inc.	4.200%	6/1/2032	4,999	4,867
					964,177
Real Estate (3.6%)
	Agree LP	4.800%	10/1/2032	14,314	14,413
	Agree LP	5.625%	6/15/2034	21,928	22,916
	Agree LP	5.600%	6/15/2035	15,000	15,666
	Alexandria Real Estate Equities Inc.	4.900%	12/15/2030	20,060	20,379
	Alexandria Real Estate Equities Inc.	3.375%	8/15/2031	12,881	12,066
	Alexandria Real Estate Equities Inc.	2.000%	5/18/2032	27,233	23,112
	Alexandria Real Estate Equities Inc.	1.875%	2/1/2033	7,000	5,747
	Alexandria Real Estate Equities Inc.	2.950%	3/15/2034	3,000	2,579
	American Homes 4 Rent LP	2.375%	7/15/2031	10,000	8,925
	American Homes 4 Rent LP	3.625%	4/15/2032	15,000	14,094
	American Homes 4 Rent LP	5.500%	2/1/2034	10,000	10,242
	American Homes 4 Rent LP	5.500%	7/15/2034	20,000	20,461
[9]	Aroundtown SA	3.500%	5/13/2030	15,900	18,771
18

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Aroundtown SA	3.250%	1/2/2031	1,800	2,088
	AvalonBay Communities Inc.	5.000%	2/15/2033	6,700	6,848
	AvalonBay Communities Inc.	5.300%	12/7/2033	10,000	10,381
[9]	Blackstone Property Partners Europe Holdings Sarl	1.625%	4/20/2030	1,800	1,993
	Boston Properties LP	2.550%	4/1/2032	12,155	10,623
	Boston Properties LP	2.450%	10/1/2033	23,000	19,011
	Boston Properties LP	6.500%	1/15/2034	3,399	3,647
	Brandywine Operating Partnership LP	8.875%	4/12/2029	3,110	3,339
	Brandywine Operating Partnership LP	6.125%	1/15/2031	340	329
	Brixmor Operating Partnership LP	2.500%	8/16/2031	10,000	8,987
	Brixmor Operating Partnership LP	5.200%	4/1/2032	13,580	13,900
	Brixmor Operating Partnership LP	4.850%	2/15/2033	15,000	14,959
	Brixmor Operating Partnership LP	5.500%	2/15/2034	8,000	8,216
	COPT Defense Properties LP	2.900%	12/1/2033	2,000	1,707
	Cousins Properties LP	5.375%	2/15/2032	15,000	15,467
	Crown Castle Inc.	2.250%	1/15/2031	18,715	16,739
	Crown Castle Inc.	2.100%	4/1/2031	8,000	7,069
	Crown Castle Inc.	2.500%	7/15/2031	7,000	6,267
	Crown Castle Inc.	5.800%	3/1/2034	10,780	11,278
[9]	Deutsche EuroShop AG	4.500%	10/15/2030	3,500	4,221
[9]	Digital Dutch Finco BV	3.875%	7/15/2034	3,010	3,527
[9]	Digital Dutch Finco BV	3.875%	3/15/2035	2,060	2,401
	DOC DR LLC	2.625%	11/1/2031	25,000	22,467
[9]	DVI Deutsche Vermoegens- & Immobilienverwaltungs GmbH	4.875%	8/21/2030	10,100	12,397
	Equinix Europe 2 Financing Corp. LLC	5.500%	6/15/2034	8,709	8,993
	Equinix Inc.	2.500%	5/15/2031	10,000	9,054
	Equinix Inc.	3.900%	4/15/2032	8,740	8,403
	ERP Operating LP	4.950%	6/15/2032	20,000	20,452
	ERP Operating LP	4.650%	9/15/2034	793	783
	Essential Properties LP	5.400%	12/1/2035	10,000	10,029
	Essex Portfolio LP	1.650%	1/15/2031	7,533	6,574
	Essex Portfolio LP	2.550%	6/15/2031	3,900	3,537
	Essex Portfolio LP	2.650%	3/15/2032	7,000	6,241
	Essex Portfolio LP	5.500%	4/1/2034	2,642	2,723
	Extra Space Storage LP	5.900%	1/15/2031	23,540	24,903
	Extra Space Storage LP	2.550%	6/1/2031	20,485	18,539
	Extra Space Storage LP	2.400%	10/15/2031	15,000	13,330
	Extra Space Storage LP	2.350%	3/15/2032	39,196	34,245
	Extra Space Storage LP	4.950%	1/15/2033	17,501	17,597
	Extra Space Storage LP	5.400%	2/1/2034	15,000	15,351
	Extra Space Storage LP	5.350%	1/15/2035	10,000	10,206
	Extra Space Storage LP	5.400%	6/15/2035	6,428	6,564
	Healthpeak OP LLC	2.875%	1/15/2031	13,507	12,542
	Healthpeak OP LLC	5.250%	12/15/2032	25,355	25,989
	Healthpeak OP LLC	5.375%	2/15/2035	8,106	8,244
	Highwoods Realty LP	2.600%	2/1/2031	30,717	27,585
	Highwoods Realty LP	5.350%	1/15/2033	15,000	15,048
	Highwoods Realty LP	7.650%	2/1/2034	59,113	67,171
	Host Hotels & Resorts LP	2.900%	12/15/2031	18,025	16,322
	Host Hotels & Resorts LP	5.700%	7/1/2034	21,275	21,949
	Hudson Pacific Properties LP	3.950%	11/1/2027	800	768
	Hudson Pacific Properties LP	5.950%	2/15/2028	917	902
[9]	ICADE	4.375%	5/22/2035	2,500	2,942
	Invitation Homes Operating Partnership LP	2.000%	8/15/2031	4,000	3,484
	Invitation Homes Operating Partnership LP	4.950%	1/15/2033	20,000	19,948
[9]	IWG US Finance LLC	6.500%	6/28/2030	1,222	1,589
[9]	IWG US Finance LLC	5.125%	5/14/2032	6,300	7,647
	Kilroy Realty LP	2.500%	11/15/2032	20,200	16,873
	Kimco Realty OP LLC	3.200%	4/1/2032	1,596	1,481
	Kimco Realty OP LLC	4.600%	2/1/2033	18,000	17,919
	Kite Realty Group LP	5.200%	8/15/2032	15,000	15,322
	LXP Industrial Trust	2.375%	10/1/2031	5,000	4,381
	Mid-America Apartments LP	5.000%	3/15/2034	6,500	6,545
	MPT Operating Partnership LP / MPT Finance Corp.	3.500%	3/15/2031	2,362	1,746
[4,9]	MPT Operating Partnership LP / MPT Finance Corp.	7.000%	2/15/2032	800	988
[4]	MPT Operating Partnership LP / MPT Finance Corp.	8.500%	2/15/2032	1,265	1,355
	National Health Investors Inc.	5.350%	2/1/2033	5,000	5,004
	NNN REIT Inc.	5.600%	10/15/2033	23,503	24,503
	NNN REIT Inc.	5.500%	6/15/2034	10,000	10,324
	Omega Healthcare Investors Inc.	3.375%	2/1/2031	11,198	10,480
19

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Omega Healthcare Investors Inc.	3.250%	4/15/2033	18,900	16,776
[4]	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer	7.000%	2/1/2030	370	381
	Phillips Edison Grocery Center Operating Partnership I LP	2.625%	11/15/2031	15,196	13,605
[9]	Prologis Euro Finance LLC	3.875%	9/22/2037	2,867	3,364
	Prologis LP	5.125%	1/15/2034	11,700	11,963
	Prologis LP	5.000%	3/15/2034	49,850	50,630
	Prologis LP	5.250%	5/15/2035	10,000	10,273
[9]	Public Property Invest A/S	4.625%	3/12/2030	19,776	24,283
[9]	Public Property Invest A/S	4.375%	10/1/2032	1,100	1,317
	Realty Income Corp.	3.250%	1/15/2031	15,607	14,827
	Realty Income Corp.	2.700%	2/15/2032	10,000	9,040
	Realty Income Corp.	5.625%	10/13/2032	15,000	15,882
	Realty Income Corp.	4.500%	2/1/2033	20,000	19,787
	Realty Income Corp.	5.125%	4/15/2035	4,593	4,664
	Regency Centers LP	5.000%	7/15/2032	17,000	17,353
	Regency Centers LP	5.250%	1/15/2034	11,600	11,902
[10]	Region Retail Trust	5.550%	3/5/2031	22,500	15,733
	Rexford Industrial Realty LP	2.125%	12/1/2030	5,488	4,912
	Rexford Industrial Realty LP	2.150%	9/1/2031	14,430	12,659
[4]	RHP Hotel Properties LP / RHP Finance Corp.	6.500%	6/15/2033	625	648
	Sabra Health Care LP	3.200%	12/1/2031	41,626	38,106
	SBA Communications Corp.	3.125%	2/1/2029	1,845	1,763
[10]	Scentre Group Trust 1	5.350%	9/18/2035	15,000	10,071
	Service Properties Trust	5.500%	12/15/2027	3,270	3,244
[4]	Service Properties Trust	0.000%	9/30/2028	2,485	2,255
	Simon Property Group LP	2.250%	1/15/2032	10,000	8,840
	Simon Property Group LP	2.650%	2/1/2032	14,298	12,889
	Simon Property Group LP	6.250%	1/15/2034	5,000	5,462
	Simon Property Group LP	4.750%	9/26/2034	10,000	9,917
	Simon Property Group LP	5.125%	10/1/2035	25,000	25,277
	Store Capital LLC	2.750%	11/18/2030	7,294	6,638
	Tanger Properties LP	2.750%	9/1/2031	5,000	4,544
	UDR Inc.	1.900%	3/15/2033	4,900	4,033
	Ventas Realty LP	2.500%	9/1/2031	6,000	5,396
	Ventas Realty LP	5.100%	7/15/2032	12,264	12,620
	Ventas Realty LP	5.625%	7/1/2034	20,608	21,487
	Weyerhaeuser Co.	7.375%	3/15/2032	2,000	2,275
	WP Carey Inc.	2.450%	2/1/2032	10,000	8,835
[4]	XHR LP	4.875%	6/1/2029	335	331
[4]	XHR LP	6.625%	5/15/2030	355	367
					1,408,156
Technology (6.1%)
	Autodesk Inc.	5.300%	6/15/2035	14,005	14,267
	Broadcom Inc.	2.450%	2/15/2031	64,209	58,744
	Broadcom Inc.	5.150%	11/15/2031	39,620	41,086
	Broadcom Inc.	4.550%	2/15/2032	40,000	39,975
[4]	Broadcom Inc.	4.150%	4/15/2032	54,328	53,117
	Broadcom Inc.	4.900%	7/15/2032	58,856	60,030
	Broadcom Inc.	4.300%	11/15/2032	30,000	29,577
	Broadcom Inc.	4.600%	1/15/2033	67,503	67,270
	Broadcom Inc.	2.600%	2/15/2033	15,000	13,185
	Broadcom Inc.	3.419%	4/15/2033	17,516	16,173
	Broadcom Inc.	3.469%	4/15/2034	8,335	7,580
[4]	Broadcom Inc.	3.137%	11/15/2035	20,000	17,204
	Broadcom Inc.	4.950%	1/15/2036	30,000	29,954
	Broadcom Inc.	4.800%	2/15/2036	92,409	91,156
	Cadence Design Systems Inc.	4.700%	9/10/2034	28,830	28,659
[4]	Central Parent LLC / CDK Global II LLC / CDK Financing Co. Inc.	8.000%	6/15/2029	1,030	801
	Cisco Systems Inc.	4.950%	2/24/2032	31,935	32,932
	Cisco Systems Inc.	5.100%	2/24/2035	25,000	25,627
[4]	Cloud Software Group Inc.	6.500%	3/31/2029	695	691
[4]	Cloud Software Group Inc.	8.250%	6/30/2032	5,725	5,826
	Cotiviti Corp.	7.625%	5/1/2031	2,480	2,319
	Dell International LLC / EMC Corp.	5.300%	4/1/2032	46,470	47,723
	Dell International LLC / EMC Corp.	4.750%	10/6/2032	29,992	29,893
	Dell International LLC / EMC Corp.	5.750%	2/1/2033	13,126	13,773
	Dell International LLC / EMC Corp.	5.400%	4/15/2034	38,585	39,419
	Dell International LLC / EMC Corp.	4.850%	2/1/2035	36,400	35,611
	Dell International LLC / EMC Corp.	5.100%	2/15/2036	37,500	36,854
20

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Ellucian Holdings Inc.	6.500%	12/1/2029	1,380	1,364
[4]	Foundry JV Holdco LLC	5.500%	1/25/2031	44,678	46,276
[4]	Foundry JV Holdco LLC	6.150%	1/25/2032	32,921	35,085
[4]	Foundry JV Holdco LLC	5.900%	1/25/2033	94,154	98,786
[4]	Foundry JV Holdco LLC	6.250%	1/25/2035	17,021	18,118
[4]	Foundry JV Holdco LLC	6.100%	1/25/2036	43,194	45,431
	Hewlett Packard Enterprise Co.	4.850%	10/15/2031	53,000	53,414
	Hewlett Packard Enterprise Co.	5.000%	10/15/2034	64,368	63,315
[4]	Imola Merger Corp.	4.750%	5/15/2029	3,925	3,865
	Intel Corp.	2.000%	8/12/2031	30,470	26,780
	Intel Corp.	4.150%	8/5/2032	26,476	25,648
	Intel Corp.	4.000%	12/15/2032	12,000	11,490
	Intel Corp.	5.200%	2/10/2033	69,473	70,819
	Intel Corp.	5.150%	2/21/2034	21,999	22,275
	Intel Corp.	3.734%	12/8/2047	6,000	4,321
	Intel Corp.	5.050%	8/5/2062	5,000	4,135
[7]	International Business Machines Corp.	4.600%	2/3/2033	27,609	27,560
[7]	International Business Machines Corp.	4.950%	2/3/2036	25,000	24,913
	Jabil Inc.	4.750%	2/1/2033	9,441	9,300
	Juniper Networks Inc.	2.000%	12/10/2030	15,554	13,830
	Kyndryl Holdings Inc.	3.150%	10/15/2031	23,720	21,611
	Kyndryl Holdings Inc.	6.350%	2/20/2034	21,260	22,310
	Leidos Inc.	2.300%	2/15/2031	10,861	9,781
	Leidos Inc.	5.400%	3/15/2032	57,725	59,918
	Leidos Inc.	5.750%	3/15/2033	19,821	20,917
	Leidos Inc.	5.500%	3/15/2035	46,848	48,610
[4]	McAfee Corp.	7.375%	2/15/2030	1,449	1,154
	Micron Technology Inc.	2.703%	4/15/2032	16,354	14,733
	Micron Technology Inc.	5.875%	2/9/2033	14,000	14,889
	Motorola Solutions Inc.	2.750%	5/24/2031	25,000	22,948
	Motorola Solutions Inc.	5.200%	8/15/2032	27,410	28,283
	Motorola Solutions Inc.	5.550%	8/15/2035	52,960	54,944
	NetApp Inc.	5.500%	3/17/2032	34,940	36,268
	NXP BV / NXP Funding LLC / NXP USA Inc.	2.650%	2/15/2032	16,223	14,540
	NXP BV / NXP Funding LLC / NXP USA Inc.	5.000%	1/15/2033	3,000	3,037
	Oracle Corp.	2.875%	3/25/2031	52,237	46,914
	Oracle Corp.	5.250%	2/3/2032	71,281	71,132
	Oracle Corp.	4.800%	9/26/2032	81,379	78,765
	Oracle Corp.	6.250%	11/9/2032	7,687	8,017
	Oracle Corp.	4.900%	2/6/2033	14,000	13,482
	Oracle Corp.	4.700%	9/27/2034	49,181	45,604
	Oracle Corp.	5.500%	8/3/2035	33,609	32,772
	Oracle Corp.	5.200%	9/26/2035	57,834	55,122
	Oracle Corp.	5.875%	9/26/2045	7,538	6,770
[4]	Rocket Software Inc.	9.000%	11/28/2028	780	779
	Roper Technologies Inc.	5.100%	9/15/2035	47,619	47,510
[4]	SS&C Technologies Inc.	5.500%	9/30/2027	1,835	1,833
	Synopsys Inc.	5.000%	4/1/2032	38,673	39,541
	Synopsys Inc.	5.150%	4/1/2035	39,000	39,536
	Texas Instruments Inc.	5.100%	5/23/2035	18,876	19,421
[4]	UKG Inc.	6.875%	2/1/2031	6,035	6,032
	Workday Inc.	3.800%	4/1/2032	47,214	45,088
	X Corp.	9.500%	10/26/2029	3,180	3,288
					2,381,720
Utilities (8.4%)
	AEP Texas Inc.	5.400%	6/1/2033	20,330	20,953
	AEP Texas Inc.	5.700%	5/15/2034	18,042	18,808
	AEP Transmission Co. LLC	5.375%	6/15/2035	4,550	4,677
	AES Corp.	2.450%	1/15/2031	10,000	9,095
[10]	AGI Finance Pty Ltd.	1.815%	11/23/2028	3,390	2,164
[10]	AGI Finance Pty Ltd.	6.109%	6/28/2030	22,180	15,915
	Alabama Power Co.	4.300%	3/15/2031	25,000	25,020
	Alabama Power Co.	3.050%	3/15/2032	3,300	3,057
	Alabama Power Co.	5.850%	11/15/2033	10,000	10,694
	Alabama Power Co.	5.100%	4/2/2035	25,000	25,543
	Ameren Corp.	3.500%	1/15/2031	61,200	58,846
	Ameren Corp.	5.375%	3/15/2035	47,408	48,554
	Ameren Illinois Co.	3.850%	9/1/2032	30,000	28,875
	Ameren Illinois Co.	4.950%	6/1/2033	36,838	37,581
21

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Electric Power Co. Inc.	5.625%	3/1/2033	15,000	15,713
	American Electric Power Co. Inc.	5.800%	3/15/2056	10,000	9,999
	American Electric Power Co. Inc.	6.050%	3/15/2056	8,900	8,837
	Appalachian Power Co.	4.500%	8/1/2032	22,030	21,820
	Appalachian Power Co.	5.650%	4/1/2034	18,606	19,407
	Arizona Public Service Co.	5.550%	8/1/2033	24,630	25,666
	Arizona Public Service Co.	5.700%	8/15/2034	25,141	26,366
	Atmos Energy Corp.	5.900%	11/15/2033	760	821
	Atmos Energy Corp.	5.200%	8/15/2035	20,000	20,566
[10]	Ausgrid Finance Pty Ltd.	5.408%	3/28/2031	19,000	13,223
[10]	AusNet Services Holdings Pty Ltd.	6.134%	5/31/2033	5,000	3,599
	Baltimore Gas & Electric Co.	5.450%	6/1/2035	20,000	20,699
[4]	California Buyer Ltd. / Atlantica Sustainable Infrastructure plc	6.375%	2/15/2032	1,030	1,028
[4]	Calpine Corp.	4.500%	2/15/2028	3,175	3,174
	CenterPoint Energy Houston Electric LLC	2.350%	4/1/2031	9,920	8,992
	CenterPoint Energy Houston Electric LLC	3.000%	3/1/2032	12,002	11,034
	CenterPoint Energy Houston Electric LLC	4.450%	10/1/2032	37,034	36,855
	CenterPoint Energy Houston Electric LLC	4.950%	4/1/2033	8,360	8,496
	CenterPoint Energy Resources Corp.	5.400%	7/1/2034	12,000	12,377
[4]	Clearway Energy Operating LLC	3.750%	2/15/2031	3,755	3,515
[4]	Clearway Energy Operating LLC	3.750%	1/15/2032	149	137
[5]	Comision Federal de Electricidad	5.000%	9/29/2036	5,598	5,262
	Commonwealth Edison Co.	3.150%	3/15/2032	11,850	11,054
	Commonwealth Edison Co.	4.900%	2/1/2033	14,705	14,998
	Commonwealth Edison Co.	5.300%	6/1/2034	25,100	26,032
	Constellation Energy Generation LLC	5.875%	1/15/2066	7,570	7,403
	Consumers Energy Co.	5.050%	5/15/2035	11,880	12,062
	Dominion Energy Inc.	2.250%	8/15/2031	5,000	4,465
	Dominion Energy Inc.	4.350%	8/15/2032	11,346	11,135
	Dominion Energy Inc.	5.375%	11/15/2032	11,348	11,794
	Dominion Energy Inc.	6.300%	3/15/2033	5,000	5,414
	Dominion Energy Inc.	5.250%	8/1/2033	9,317	9,529
	Dominion Energy Inc.	5.450%	3/15/2035	43,500	44,566
	Dominion Energy Inc.	6.000%	2/15/2056	13,130	13,250
	Dominion Energy Inc.	6.200%	2/15/2056	35,000	35,140
	Dominion Energy South Carolina Inc.	2.300%	12/1/2031	10,291	9,203
	DTE Electric Co.	3.000%	3/1/2032	7,237	6,705
	DTE Electric Co.	5.200%	4/1/2033	20,000	20,762
	DTE Electric Co.	5.200%	3/1/2034	10,000	10,306
	DTE Electric Co.	5.250%	5/15/2035	24,750	25,354
	DTE Energy Co.	5.850%	6/1/2034	40,000	42,549
	DTE Energy Co.	5.050%	10/1/2035	25,000	24,896
	Duke Energy Carolinas LLC	2.850%	3/15/2032	8,250	7,556
	Duke Energy Carolinas LLC	4.950%	1/15/2033	34,547	35,444
	Duke Energy Carolinas LLC	4.850%	1/15/2034	10,000	10,081
	Duke Energy Corp.	2.550%	6/15/2031	35,000	31,899
	Duke Energy Corp.	4.500%	8/15/2032	39,000	38,882
	Duke Energy Corp.	5.750%	9/15/2033	9,975	10,564
	Duke Energy Corp.	5.450%	6/15/2034	3,134	3,254
	Duke Energy Corp.	4.950%	9/15/2035	28,171	27,911
	Duke Energy Florida LLC	5.875%	11/15/2033	26,217	28,187
	Duke Energy Indiana LLC	5.250%	3/1/2034	5,000	5,181
	Duke Energy Ohio Inc.	5.250%	4/1/2033	19,999	20,677
	Duke Energy Ohio Inc.	5.300%	6/15/2035	15,000	15,396
	Duke Energy Progress LLC	5.250%	3/15/2033	18,457	19,130
	Edison International	5.250%	3/15/2032	8,860	8,892
[4]	Electricite de France SA	5.700%	5/23/2028	4,385	4,532
[4]	Electricite de France SA	4.500%	9/21/2028	5,000	5,039
	Entergy Arkansas LLC	5.150%	1/15/2033	4,230	4,364
	Entergy Arkansas LLC	5.300%	9/15/2033	15,000	15,583
	Entergy Arkansas LLC	5.450%	6/1/2034	31,770	33,164
	Entergy Arkansas LLC	4.950%	1/15/2036	20,000	19,940
	Entergy Corp.	2.400%	6/15/2031	36,492	32,771
	Entergy Louisiana LLC	2.350%	6/15/2032	6,442	5,699
	Entergy Louisiana LLC	5.350%	3/15/2034	4,266	4,427
	Entergy Texas Inc.	1.750%	3/15/2031	5,000	4,413
	Evergy Kansas Central Inc.	5.250%	3/15/2035	27,830	28,349
	Evergy Metro Inc.	5.400%	4/1/2034	12,599	13,112
[4]	Evergy Missouri West Inc.	5.250%	12/15/2035	13,950	13,994
	Eversource Energy	2.550%	3/15/2031	8,610	7,829
22

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Eversource Energy	5.850%	4/15/2031	5,000	5,276
	Eversource Energy	3.375%	3/1/2032	25,000	23,169
	Eversource Energy	5.125%	5/15/2033	2,000	2,019
	Eversource Energy	5.500%	1/1/2034	2,000	2,057
	Exelon Corp.	5.125%	3/15/2031	38,760	40,046
	Exelon Corp.	3.350%	3/15/2032	16,084	15,070
	Exelon Corp.	5.300%	3/15/2033	16,500	17,093
	Exelon Corp.	5.450%	3/15/2034	24,055	24,994
	Exelon Corp.	6.500%	3/15/2055	15,000	15,548
	FirstEnergy Corp.	2.250%	9/1/2030	4,097	3,717
	FirstEnergy Transmission LLC	4.750%	1/15/2033	9,093	9,036
	FirstEnergy Transmission LLC	5.000%	1/15/2035	19,800	19,812
	Georgia Power Co.	4.700%	5/15/2032	34,199	34,654
	Georgia Power Co.	4.950%	5/17/2033	59,290	60,520
[4]	Hawaiian Electric Co. Inc.	6.000%	10/1/2033	4,315	4,377
	Idaho Power Co.	5.200%	8/15/2034	7,670	7,866
	Interstate Power & Light Co.	5.600%	6/29/2035	20,000	20,814
[4]	ITC Holdings Corp.	5.400%	6/1/2033	17,360	17,851
[4]	Jersey Central Power & Light Co.	4.400%	1/15/2031	8,620	8,593
[4]	Jersey Central Power & Light Co.	5.150%	1/15/2036	31,570	31,968
	Kentucky Utilities Co.	5.450%	4/15/2033	7,370	7,713
	Louisville Gas & Electric Co.	5.450%	4/15/2033	5,900	6,160
	National Fuel Gas Co.	5.950%	3/15/2035	15,000	15,715
	National Grid plc	5.809%	6/12/2033	23,970	25,401
	National Grid plc	5.418%	1/11/2034	24,400	25,172
	National Rural Utilities Cooperative Finance Corp.	5.800%	1/15/2033	9,250	9,908
	NextEra Energy Capital Holdings Inc.	2.440%	1/15/2032	15,850	14,137
	NextEra Energy Capital Holdings Inc.	5.300%	3/15/2032	45,000	46,734
	NextEra Energy Capital Holdings Inc.	5.050%	2/28/2033	5,875	6,003
	NextEra Energy Capital Holdings Inc.	5.250%	3/15/2034	23,396	23,974
	NextEra Energy Capital Holdings Inc.	5.450%	3/15/2035	25,000	25,788
	NextEra Energy Capital Holdings Inc.	6.500%	8/15/2055	14,290	15,029
	NiSource Inc.	1.700%	2/15/2031	11,521	10,127
	NiSource Inc.	5.400%	6/30/2033	20,391	21,081
	NiSource Inc.	5.350%	4/1/2034	19,110	19,682
	NiSource Inc.	5.350%	7/15/2035	50,000	50,991
	Northern States Power Co.	5.050%	5/15/2035	21,430	21,768
[4]	NRG Energy Inc.	5.750%	7/15/2029	545	547
[4]	NRG Energy Inc.	5.750%	1/15/2034	1,545	1,555
[4]	NRG Energy Inc.	6.250%	11/1/2034	2,720	2,790
	NSTAR Electric Co.	5.400%	6/1/2034	25,000	25,880
[10]	NSW Electricity Networks Finance Pty Ltd.	2.732%	4/23/2029	10,000	6,456
[10]	NSW Electricity Networks Finance Pty Ltd.	2.543%	9/23/2030	30,000	18,431
[4]	Ohio Edison Co.	5.500%	1/15/2033	21,638	22,488
	Ohio Power Co.	1.625%	1/15/2031	18,491	16,209
	Ohio Power Co.	5.650%	6/1/2034	29,307	30,525
	Oklahoma Gas & Electric Co.	5.400%	1/15/2033	11,275	11,761
	Oncor Electric Delivery Co. LLC	7.000%	5/1/2032	3,000	3,382
	Oncor Electric Delivery Co. LLC	4.550%	9/15/2032	12,000	11,980
	Oncor Electric Delivery Co. LLC	7.250%	1/15/2033	3,000	3,435
	Oncor Electric Delivery Co. LLC	5.650%	11/15/2033	30,000	31,757
[4]	Oncor Electric Delivery Co. LLC	5.350%	4/1/2035	11,110	11,403
	Pacific Gas & Electric Co.	2.500%	2/1/2031	67,175	60,722
	Pacific Gas & Electric Co.	3.250%	6/1/2031	25,357	23,598
	Pacific Gas & Electric Co.	5.900%	6/15/2032	7,000	7,360
	Pacific Gas & Electric Co.	6.150%	1/15/2033	5,220	5,534
	Pacific Gas & Electric Co.	6.400%	6/15/2033	2,000	2,156
	Pacific Gas & Electric Co.	6.950%	3/15/2034	9,566	10,608
	Pacific Gas & Electric Co.	5.800%	5/15/2034	12,550	13,022
	Pacific Gas & Electric Co.	4.500%	7/1/2040	18,800	16,368
	Pacific Gas & Electric Co.	4.750%	2/15/2044	2,560	2,176
[4]	Pattern Energy Operations LP / Pattern Energy Operations Inc.	4.500%	8/15/2028	3,215	3,183
	Piedmont Natural Gas Co. Inc.	2.500%	3/15/2031	5,000	4,565
	Potomac Electric Power Co.	5.200%	3/15/2034	17,805	18,266
	PPL Capital Funding Inc.	5.250%	9/1/2034	44,253	45,132
	Progress Energy Inc.	7.750%	3/1/2031	3,339	3,822
[4]	PSEG Power LLC	5.750%	5/15/2035	37,275	38,535
	Public Service Co. of Colorado	5.350%	5/15/2034	13,890	14,265
	Public Service Co. of Colorado	5.150%	9/15/2035	8,000	8,079
	Public Service Co. of Oklahoma	5.250%	1/15/2033	30,402	31,101
23

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Public Service Co. of Oklahoma	5.450%	1/15/2036	26,587	27,191
	Public Service Electric & Gas Co.	4.900%	12/15/2032	10,000	10,189
	Public Service Electric & Gas Co.	5.200%	3/1/2034	5,000	5,149
	Public Service Enterprise Group Inc.	2.450%	11/15/2031	23,331	20,914
	Public Service Enterprise Group Inc.	6.125%	10/15/2033	5,000	5,366
	Public Service Enterprise Group Inc.	5.450%	4/1/2034	25,000	25,739
	Public Service Enterprise Group Inc.	5.400%	3/15/2035	29,440	30,223
	Sempra	5.500%	8/1/2033	8,000	8,333
	Sempra	6.550%	4/1/2055	20,000	20,334
	Southern California Edison Co.	2.250%	6/1/2030	15,000	13,652
	Southern California Edison Co.	2.500%	6/1/2031	8,000	7,202
	Southern California Edison Co.	5.450%	6/1/2031	8,930	9,244
	Southern California Edison Co.	2.750%	2/1/2032	7,000	6,284
	Southern California Edison Co.	5.200%	6/1/2034	23,160	23,179
	Southern Co Gas Capital Corp.	5.100%	9/15/2035	23,670	23,787
	Southern Co.	5.700%	10/15/2032	11,788	12,482
	Southern Co.	5.200%	6/15/2033	45,477	46,641
	Southern Co.	5.700%	3/15/2034	15,000	15,757
	Southern Co.	6.375%	3/15/2055	15,000	15,612
	Southern Co. Gas Capital Corp.	1.750%	1/15/2031	10,833	9,582
	Southern Co. Gas Capital Corp.	5.750%	9/15/2033	23,885	25,257
	Southern Power Co.	4.900%	10/1/2035	23,310	22,904
	Southwestern Electric Power Co.	5.300%	4/1/2033	27,000	27,620
[8]	SW Finance I plc	7.750%	10/31/2031	10,251	14,985
[4]	Talen Energy Supply LLC	6.500%	2/1/2036	645	661
[4]	Trans-Allegheny Interstate Line Co.	5.000%	1/15/2031	19,640	20,184
	TransAlta Corp.	5.875%	2/1/2034	380	380
	Union Electric Co.	5.200%	4/1/2034	2,500	2,567
[8]	United Utilities Water Finance plc	5.750%	6/26/2036	11,100	15,239
	Virginia Electric & Power Co.	2.300%	11/15/2031	10,000	8,911
	Virginia Electric & Power Co.	2.400%	3/30/2032	4,611	4,100
	Virginia Electric & Power Co.	5.000%	4/1/2033	14,810	15,090
	Virginia Electric & Power Co.	5.300%	8/15/2033	25,000	25,874
	Virginia Electric & Power Co.	5.000%	1/15/2034	19,800	20,041
[4]	Vistra Operations Co. LLC	4.600%	10/15/2030	15,000	14,946
[4]	Vistra Operations Co. LLC	7.750%	10/15/2031	2,179	2,307
[4]	Vistra Operations Co. LLC	6.875%	4/15/2032	500	526
[4]	Vistra Operations Co. LLC	5.250%	10/15/2035	25,000	24,730
	WEC Energy Group Inc.	5.625%	5/15/2056	15,000	15,070
	Xcel Energy Inc.	2.350%	11/15/2031	21,000	18,664
	Xcel Energy Inc.	4.600%	6/1/2032	19,000	18,910
	Xcel Energy Inc.	5.450%	8/15/2033	12,000	12,381
[4]	XPLR Infrastructure Operating Partners LP	4.500%	9/15/2027	2,865	2,839
[4]	XPLR Infrastructure Operating Partners LP	7.250%	1/15/2029	1,615	1,666
[4]	XPLR Infrastructure Operating Partners LP	8.375%	1/15/2031	1,105	1,160
[8]	Yorkshire Water Finance plc	1.750%	10/27/2032	8,200	8,911
[8]	Yorkshire Water Finance plc	5.500%	4/28/2035	4,200	5,533
					3,275,525
Total Corporate Bonds (Cost $31,925,612)					32,540,039
Floating Rate Loan Interests (0.3%)
[6]	Asurion LLC Term Loan B-11, TSFR1M + 4.250%	8.022%	8/19/2028	4,962	4,963
[6]	Athenahealth Group Inc. Term Loan B, TSFR1M + 2.750%	6.422%	2/15/2029	3,963	3,904
[6]	Barnes Group Inc. Term Loan B, TSFR1M + 2.500%	6.172%	1/27/2032	2,570	2,567
[6]	Bausch & Lomb Corp. Term Loan, TSFR1M + 3.750%	7.422%	1/15/2031	7,035	7,075
[6]	Beach Acquisition Bidco LLC Term Loan B, TSFR3M + 3.250%	6.922%	9/12/2032	7,000	7,018
[6,12]	Betclic Everest Group	—%	12/10/2031	170	170
[6,12]	BioMarin Pharmaceutical Inc.	—%	1/28/2033	135	135
[6]	Boots Group Bidco Ltd. Term Loan, TSFR3M + 3.500%	7.206%	8/30/2032	485	486
[6]	Clarios Global LP Term Loan B, TSFR1M + 2.500%	6.172%	5/6/2030	239	239
[6]	Clarios Global LP Term Loan B, TSFR1M + 2.750%	6.422%	1/28/2032	6,982	6,987
[6]	Clydesdale Acquisition Holdings Inc. Term Loan B, TSFR1M + 3.250%	6.922%	4/1/2032	2	2
[6]	CompoSecure Holdings LLC Term Loan, TSFR1M + 2.250%	5.928%	1/14/2033	340	339
[6]	Dayforce Inc. Term Loan, TSFR3M + 3.000%	6.661%	8/20/2032	4,605	4,437
[6]	Endo Luxembourg Finance Co. I Sarl Term Loan, TSFR1M + 3.750%	7.422%	4/23/2031	1,985	1,985
[6]	First Student Bidco Inc. Term Loan B, TSFR3M + 2.500%	6.172%	8/15/2030	632	631
[6]	First Student Bidco Inc. Term Loan C, TSFR3M + 2.500%	6.172%	8/15/2030	116	115
[6]	Froneri Lux Finco Sarl Term Loan B-6, TSFR6M + 2.250%	5.877%	9/30/2032	950	947
[6,12]	Graham Packaging Co. Inc.	—%	1/26/2033	480	479
24

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Gryphon Acquire Newco LLC Term Loan B, TSFR6M + 3.000%	6.854%	9/13/2032	7,000	6,956
[6,12]	Hologic Inc.	—%	1/14/2033	3,090	3,065
[6]	Lavender Dutch BorrowerCo BV Term Loan, TSFR3M + 3.250%	6.935%	12/30/2032	1,875	1,881
[6]	Light & Wonder International Inc. Term Loan B, TSFR1M + 2.000%	5.671%	4/16/2029	415	408
[6]	McAfee LLC Term Loan B, TSFR1M + 3.000%	6.672%	3/1/2029	6,947	6,018
[6,12]	Men's Wearhouse Inc.	—%	1/22/2031	135	135
[6]	Opal Bidco SAS Term Loan B-4, TSFR3M + 3.000%	6.686%	4/28/2032	3,990	3,992
[6]	Orion US Finco Inc. Term Loan, TSFR3M + 3.500%	7.150%	10/8/2032	3,885	3,883
[6]	Qnity Electronics Inc. Term Loan B, TSFR6M + 2.000%	5.804%	11/1/2032	695	698
[6]	Rocket Software Inc. Term Loan B, TSFR1M + 3.750%	7.422%	11/28/2028	1,189	1,133
[6]	Sazerac Co. Inc. Term Loan B, TSFR1M + 2.000%	5.680%	7/9/2032	6,982	6,967
[6]	Setanta Aircraft Leasing DAC Term Loan B, TSFR3M + 1.750%	5.422%	11/5/2028	4,056	4,071
[6]	SS&C Technologies Inc. Term Loan B-8, TSFR1M + 2.000%	5.672%	5/9/2031	746	745
[6]	TK Elevator Midco GmbH Term Loan B, TSFR6M + 2.750%	6.377%	4/30/2030	3,970	3,975
[6,12]	TransDigm Inc.	—%	2/28/2031	2,900	2,899
[6,12]	TransDigm Inc.	—%	1/19/2032	205	205
[6]	TransDigm Inc. Term Loan M, TSFR1M + 2.500%	6.172%	8/19/2032	7,000	6,995
[6]	Truist Insurance Holdings LLC Term Loan, TSFR3M + 4.750%	8.422%	5/6/2032	2,105	2,110
[6,12]	Versant Media Group Inc.	—%	1/30/2031	340	339
[6]	Wyndham Hotels & Resorts Inc. Term Loan, TSFR1M + 1.750%	5.422%	5/24/2030	1,402	1,403
[6]	X Corp. Term Loan, TSFR3M + 6.500%	3.667%	10/26/2029	803	801
Total Floating Rate Loan Interests (Cost $102,368)					101,158
Sovereign Bonds (4.4%)
[9]	Bank Gospodarstwa Krajowego	4.000%	3/13/2032	4,668	5,760
	Banque Ouest Africaine de Developpement	5.000%	7/27/2027	626	626
	Dominican Republic	7.050%	2/3/2031	6,300	6,739
[4]	Dominican Republic	5.875%	10/28/2035	8,400	8,368
	Eagle Funding Luxco Sarl	5.500%	8/17/2030	41,210	41,849
	Government of Bermuda	4.750%	2/15/2029	18,860	19,038
	Government of Bermuda	5.000%	7/15/2032	17,180	17,314
[13]	Province of Alberta	3.950%	6/1/2035	75,000	55,911
[13]	Province of British Columbia	4.000%	6/18/2035	125,000	93,493
[13]	Province of Ontario	3.600%	6/2/2035	50,000	36,296
[13]	Province of Ontario	3.950%	12/2/2035	150,000	111,306
[13]	Province of Quebec	4.450%	9/1/2034	50,000	38,747
[13]	Province of Quebec	4.000%	9/1/2035	50,000	37,224
	Republic of Argentina	1.000%	7/9/2029	4,666	4,108
[14]	Republic of Argentina, 1.750% coupon rate effective 7/9/2027	0.750%	7/9/2030	30,410	25,766
[14]	Republic of Argentina, 4.375% coupon rate effective 7/9/2027	4.125%	7/9/2046	10,492	7,687
[9]	Republic of Bulgaria	3.500%	5/7/2034	9,574	11,436
	Republic of Bulgaria	5.000%	3/5/2037	1	1
	Republic of Chile	2.450%	1/31/2031	9,413	8,607
	Republic of Chile	2.550%	1/27/2032	6,138	5,491
	Republic of Hungary	6.250%	9/22/2032	15,048	15,970
[9]	Republic of Hungary	4.250%	5/26/2033	33,000	39,289
[9]	Republic of Hungary	5.375%	9/12/2033	50,000	63,632
[9]	Republic of Indonesia	3.650%	9/10/2032	939	1,113
[9]	Republic of Indonesia	1.100%	3/12/2033	960	944
[9]	Republic of Indonesia	3.750%	10/16/2033	18,100	21,223
[4]	Republic of Latvia	5.125%	7/30/2034	30,000	30,419
	Republic of Panama	7.500%	3/1/2031	1,919	2,120
	Republic of Panama	2.252%	9/29/2032	40,526	33,506
	Republic of Panama	3.298%	1/19/2033	1,566	1,376
	Republic of Panama	8.125%	4/28/2034	9,236	10,516
[5]	Republic of Paraguay	4.950%	4/28/2031	19,600	19,752
	Republic of Peru	2.844%	6/20/2030	22,871	21,564
	Republic of Peru	2.783%	1/23/2031	30,691	28,326
[9]	Republic of Philippines	3.625%	2/4/2032	37,290	44,505
	Republic of South Africa	4.850%	9/30/2029	7,955	7,934
	Republic of Turkiye	7.125%	7/17/2032	36,145	37,622
	State of Israel	5.375%	3/12/2029	30,821	31,648
	State of Israel	5.375%	2/19/2030	64,225	66,277
	State of Israel	4.500%	1/13/2031	111,465	110,867
	United Mexican States	2.659%	5/24/2031	80,578	71,713
	United Mexican States	4.750%	4/27/2032	50,661	49,273
	United Mexican States	5.850%	7/2/2032	188,024	192,668
	United Mexican States	5.375%	3/22/2033	149,860	148,171
	United Mexican States	4.875%	5/19/2033	34,860	33,363
[9]	United Mexican States	4.875%	5/16/2036	16,000	18,929
25

Intermediate-Term Investment-Grade Fund
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
		United Mexican States	6.875%	5/13/2037	66,900	70,943
		United Mexican States	3.771%	5/24/2061	10,900	6,651
Total Sovereign Bonds (Cost $1,680,721)						1,716,081
Taxable Municipal Bonds (0.1%)
		Empire State Development Corp. Income Tax Revenue	3.900%	3/15/2033	320	313
		Empire State Development Corp. Income Tax Revenue, Prere.	3.900%	3/15/2029	80	80
		New York State Dormitory Authority Income Tax Revenue	5.289%	3/15/2033	599	608
		New York Transportation Development Corp. Miscellaneous Revenue	4.248%	9/1/2035	2,440	2,409
		Sonoma County CA Miscellaneous Revenue	6.000%	12/1/2029	2,600	2,709
		State Board of Administration Finance Corp. Miscellaneous Revenue	2.154%	7/1/2030	19,000	17,534
		Texas Natural Gas Securitization Finance Corp. Natural Gas Revenue	5.102%	4/1/2035	4,186	4,316
		University of California College & University Revenue	1.614%	5/15/2030	5,025	4,565
		University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	4.132%	5/15/2032	8,000	7,904
Total Taxable Municipal Bonds (Cost $39,892)						40,438
					Shares
Exchange-Traded Fund (0.4%)
[15]	Vanguard Intermediate-Term Corporate Bond ETF (Cost $167,670)				2,000,000	167,900

Temporary Cash Investments (1.8%)
Money Market Fund (1.8%)
[16]		Vanguard Market Liquidity Fund (Cost $693,471)	3.704%		6,934,774	693,478
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Put Swaptions
	5-Year CDX-NA-IG-S45-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/15/2026	0.550%	437,280	531
	5-Year CDX-NA-IG-S45-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/15/2026	0.550%	437,280	531
26

Intermediate-Term Investment-Grade Fund
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
5-Year CDX-NA-IG-S45-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/15/2026	0.550%	875,320	1,063
Total Options Purchased (Cost $2,677)					2,125
Total Investments (101.1%) (Cost $38,576,631)					39,224,172
Other Assets and Liabilities—Net (-1.1%)					(439,239)
Net Assets (100%)					38,784,933
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $29,796 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2	Securities with a value of $164,928 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $38,098 have been segregated as initial margin for open futures contracts.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2026, the aggregate value was $2,294,813, representing 5.9% of net assets.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2026.
8	Face amount denominated in British pounds.
9	Face amount denominated in euro.
10	Face amount denominated in Australian dollars.
11	Non-income-producing security—security in default.
12	Represents an unsettled loan as of January 31, 2026. The coupon rate is not known until the settlement date.
13	Face amount denominated in Canadian dollars.
14	Step bond.
15	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
16	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3M—3-month.
CLO—Collateralized Loan Obligation.
DAC—Designated Activity Company.
GSI—Goldman Sachs International.
Prere.—Prerefunded.
REIT—Real Estate Investment Trust.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
TSFR6M—CME Term Secured Overnight Financing Rate 6-Month.

Derivative Financial Instruments Outstanding as of Period End

Options Written

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Put Swaptions
5-Year CDX-NA-IG-S45-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	4/15/2026	0.700%	437,280	(245)
5-Year CDX-NA-IG-S45-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	4/15/2026	0.700%	437,280	(245)
5-Year CDX-NA-IG-S45-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	4/15/2026	0.700%	875,320	(491)
Total Options Written (Premiums Received $1,180)					(981)
GSI—Goldman Sachs International.

27

Intermediate-Term Investment-Grade Fund
Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	March 2026	12,807	1,432,183	(7,182)
Euro-Schatz	March 2026	294	37,256	37
Ultra 10-Year U.S. Treasury Note	March 2026	7,173	818,843	408
				(6,737)

Short Futures Contracts
2-Year U.S. Treasury Note	March 2026	(2,853)	(594,828)	101
5-Year U.S. Treasury Note	March 2026	(4,647)	(506,196)	(126)
10-Year Government of Canada Bond	March 2026	(4,173)	(371,070)	(83)
10-Year Japanese Government Bond	March 2026	(49)	(41,670)	605
AUD 3-Year Treasury Bond	March 2026	(1,169)	(85,295)	58
AUD 10-Year Treasury Bond	March 2026	(1,550)	(117,812)	(35)
Euro-Bobl	March 2026	(1,219)	(168,495)	(245)
Euro-Bund	March 2026	(1,427)	(216,799)	430
Euro-Buxl	March 2026	(5)	(651)	10
Long Gilt	March 2026	(222)	(27,598)	30
Long U.S. Treasury Bond	March 2026	(960)	(110,520)	1,183
Ultra Long U.S. Treasury Bond	March 2026	(1,450)	(170,284)	3,447
				5,375
				(1,362)

Forward Currency Contracts
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
			Receive		Deliver
Toronto-Dominion Bank	3/18/2026	AUD	3,298	USD	2,199	98	—
Toronto-Dominion Bank	3/18/2026	AUD	2,884	USD	2,012	—	(4)
State Street Bank & Trust Co.	3/18/2026	EUR	86,338	USD	101,640	936	—
JPMorgan Chase Bank, N.A.	3/18/2026	EUR	19,459	USD	22,797	322	—
State Street Bank & Trust Co.	3/18/2026	EUR	4,918	USD	5,907	—	(65)
Toronto-Dominion Bank	3/18/2026	EUR	4,641	USD	5,460	53	—
UBS AG	3/18/2026	EUR	4,479	USD	5,297	25	—
Wells Fargo Bank N.A.	3/18/2026	GBP	2,139	USD	2,861	66	—
UBS AG	3/18/2026	JPY	161,163	USD	1,044	1	—
Toronto-Dominion Bank	3/18/2026	USD	228,963	AUD	345,955	—	(11,912)
UBS AG	3/18/2026	USD	10,756	AUD	16,197	—	(521)
BNP Paribas	3/18/2026	USD	11,309	AUD	16,105	96	—
State Street Bank & Trust Co.	3/18/2026	USD	962	AUD	1,449	—	(47)
JPMorgan Chase Bank, N.A.	3/18/2026	USD	113,147	CAD	153,558	151	—
JPMorgan Chase Bank, N.A.	3/18/2026	USD	93,748	CAD	128,276	—	(645)
Royal Bank of Canada	3/18/2026	USD	75,087	CAD	101,892	109	—
State Street Bank & Trust Co.	3/18/2026	USD	75,405	CAD	101,740	539	—
State Street Bank & Trust Co.	3/18/2026	USD	19,418	CAD	26,705	—	(233)
UBS AG	3/18/2026	USD	237	CAD	319	2	—
Toronto-Dominion Bank	3/18/2026	USD	480,279	EUR	410,653	—	(7,613)
JPMorgan Chase Bank, N.A.	3/18/2026	USD	63,272	EUR	54,081	—	(982)
State Street Bank & Trust Co.	3/18/2026	USD	23,950	EUR	20,462	—	(362)
JPMorgan Chase Bank, N.A.	3/18/2026	USD	12,158	EUR	10,149	101	—
State Street Bank & Trust Co.	3/18/2026	USD	7,445	EUR	6,252	17	—
UBS AG	3/18/2026	USD	1,135	EUR	968	—	(15)
28

Intermediate-Term Investment-Grade Fund
Forward Currency Contracts (continued)
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
			Receive		Deliver
Toronto-Dominion Bank	3/18/2026	USD	64,083	GBP	48,148	—	(1,796)
Wells Fargo Bank N.A.	3/18/2026	USD	2,710	JPY	417,036	5	—
						2,521	(24,195)
AUD—Australian dollar.
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-HY-S45-V2	12/21/2030	USD	881,833	5.000	79,030	13,337
CDX-NA-IG-S45-V1	12/21/2030	USD	1,605,000	1.000	38,028	2,695
Republic of Indonesia	12/21/2030	USD	133,837	1.000	1,553	39
					118,611	16,071
1 Periodic premium received/(paid) quarterly.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)

Credit Protection Purchased
Unibail-Rodamco-Westfield SE	6/21/2028	JPMC	3,300[2]	(1.000)	(66)	83	—	(149)
1 Periodic premium received/(paid) quarterly.
2 Notional amount denominated in euro.
JPMC—JPMorgan Chase Bank, N.A.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At January 31, 2026, the counterparties had deposited in segregated accounts securities with a value of $1,444 in connection with open forward currency contracts and open over-the-counter swap contracts.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
12/11/2028	N/A	550,000	3.691[1]	(3.364)[2]	752	752
12/11/2030	N/A	340,000	3.443[2]	(3.691)[1]	(1,378)	(1,378)
1/30/2036	N/A	91,400	3.790[2]	(3.680)[1]	1	(2)
1/30/2036	N/A	43,350	3.680[1]	(3.550)[2]	1,150	1,150
1/30/2036	N/A	43,350	3.549[2]	(3.680)[1]	(1,153)	(1,153)
					(628)	(631)
1	Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/(paid) annually.
2	Interest payment received/(paid) annually.

See accompanying Notes, which are an integral part of the Financial Statements.
29

Intermediate-Term Investment-Grade Fund
Statement of Assets and Liabilities
As of January 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $37,715,490)	38,362,794
Affiliated Issuers (Cost $861,141)	861,378
Total Investments in Securities	39,224,172
Investment in Vanguard	911
Cash	312
Foreign Currency, at Value (Cost $7,278)	7,370
Receivables for Investment Securities Sold	89,529
Receivables for Accrued Income	484,556
Receivables for Capital Shares Issued	23,651
Swap Premiums Paid	83
Variation Margin Receivable—Futures Contracts	1,290
Unrealized Appreciation—Forward Currency Contracts	2,521
Other Assets	100
Total Assets	39,834,495
Liabilities
Payables for Investment Securities Purchased	959,003
Payables for Capital Shares Redeemed	41,183
Payables for Distributions	21,795
Payables to Vanguard	1,596
Options Written, at Value (Premiums Received $1,180)	981
Unrealized Depreciation—Forward Currency Contracts	24,195
Variation Margin Payable—Centrally Cleared Swap Contracts	660
Unrealized Depreciation—Over-the-Counter Swap Contracts	149
Total Liabilities	1,049,562
Net Assets	38,784,933
At January 31, 2026, net assets consisted of:

Paid-in Capital	42,235,798
Total Distributable Earnings (Loss)	(3,450,865)
Net Assets	38,784,933

Investor Shares—Net Assets
Applicable to 168,299,505 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,498,517
Net Asset Value Per Share—Investor Shares	$8.90

Admiral™ Shares—Net Assets
Applicable to 4,187,663,221 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	37,286,416
Net Asset Value Per Share—Admiral Shares	$8.90

See accompanying Notes, which are an integral part of the Financial Statements.
30

Intermediate-Term Investment-Grade Fund
Statement of Operations

Year Ended January 31, 2026
($000)
Investment Income
Income
Dividends—Affiliated Issuers	336
Interest—Unaffiliated Issuers	1,813,809
Interest—Affiliated Issuers	11,989
Total Income	1,826,134
Expenses
The Vanguard Group—Note C
Investment Advisory Services	6,969
Management and Administrative—Investor Shares	2,585
Management and Administrative—Admiral Shares	22,576
Marketing and Distribution—Investor Shares	82
Marketing and Distribution—Admiral Shares	1,978
Custodian Fees	206
Auditing Fees	49
Shareholders’ Reports and Proxy Fees—Investor Shares	30
Shareholders’ Reports and Proxy Fees—Admiral Shares	244
Trustees’ Fees and Expenses	22
Other Expenses	22
Total Expenses	34,763
Net Investment Income	1,791,371
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	(95,893)
Investment Securities Sold—Affiliated Issuers	(68)
Futures Contracts	68,269
Options Purchased	9,905
Options Written	6,433
Swap Contracts	33,206
Forward Currency Contracts	(56,007)
Foreign Currencies	1,775
Realized Net Gain (Loss)	(32,380)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	1,444,887
Investment Securities—Affiliated Issuers	237
Futures Contracts	(26,522)
Options Purchased	(113)
Options Written	(38)
Swap Contracts	7,588
Forward Currency Contracts	(25,589)
Foreign Currencies	645
Change in Unrealized Appreciation (Depreciation)	1,401,095
Net Increase (Decrease) in Net Assets Resulting from Operations	3,160,086

See accompanying Notes, which are an integral part of the Financial Statements.
31

Intermediate-Term Investment-Grade Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,791,371	1,555,382
Realized Net Gain (Loss)	(32,380)	(685,282)
Change in Unrealized Appreciation (Depreciation)	1,401,095	443,211
Net Increase (Decrease) in Net Assets Resulting from Operations	3,160,086	1,313,311
Distributions
Investor Shares	(73,336)	(70,620)
Admiral Shares	(1,768,760)	(1,510,149)
Total Distributions	(1,842,096)	(1,580,769)
Capital Share Transactions
Investor Shares	(83,513)	(70,142)
Admiral Shares	2,587,961	3,112,228
Net Increase (Decrease) from Capital Share Transactions	2,504,448	3,042,086
Total Increase (Decrease)	3,822,438	2,774,628
Net Assets
Beginning of Period	34,962,495	32,187,867
End of Period	38,784,933	34,962,495

See accompanying Notes, which are an integral part of the Financial Statements.
32

Intermediate-Term Investment-Grade Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$8.58	$8.65	$8.62	$9.67	$10.39
Investment Operations
Net Investment Income[1]	.419	.388	.332	.253	.218
Net Realized and Unrealized Gain (Loss) on Investments	.332	(.063)	.034	(1.039)	(.550)
Total from Investment Operations	.751	.325	.366	(.786)	(.332)
Distributions
Dividends from Net Investment Income	(.431)	(.395)	(.336)	(.264)	(.224)
Distributions from Realized Capital Gains	—	—	—	—	(.164)
Total Distributions	(.431)	(.395)	(.336)	(.264)	(.388)
Net Asset Value, End of Period	$8.90	$8.58	$8.65	$8.62	$9.67
Total Return[2]	8.91%	3.83%	4.44%	-8.09%	-3.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,499	$1,528	$1,613	$1,521	$1,895
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%[3]	0.20%[3]	0.20%[3]	0.20%
Ratio of Net Investment Income to Average Net Assets	4.76%	4.51%	3.95%	2.91%	2.16%
Portfolio Turnover Rate	68%	78%[4]	73%[4]	93%[4]	82%[4]
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 2%, 2%, 11%, and 1%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
33

Intermediate-Term Investment-Grade Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$8.58	$8.65	$8.62	$9.67	$10.39
Investment Operations
Net Investment Income[1]	.429	.397	.340	.262	.228
Net Realized and Unrealized Gain (Loss) on Investments	.332	(.064)	.035	(1.040)	(.550)
Total from Investment Operations	.761	.333	.375	(.778)	(.322)
Distributions
Dividends from Net Investment Income	(.441)	(.403)	(.345)	(.272)	(.234)
Distributions from Realized Capital Gains	—	—	—	—	(.164)
Total Distributions	(.441)	(.403)	(.345)	(.272)	(.398)
Net Asset Value, End of Period	$8.90	$8.58	$8.65	$8.62	$9.67
Total Return[2]	9.03%	3.94%	4.54%	-8.00%	-3.17%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,286	$33,434	$30,575	$29,569	$34,013
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%[3]	0.10%[3]	0.10%[3]	0.10%
Ratio of Net Investment Income to Average Net Assets	4.87%	4.61%	4.05%	3.02%	2.25%
Portfolio Turnover Rate	68%	78%[4]	73%[4]	93%[4]	82%[4]
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 2%, 2%, 11%, and 1%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
34

Intermediate-Term Investment-Grade Fund
Notes to Financial Statements
Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price on a predetermined date. The fund forgoes principal and interest paid on the securities sold. In exchange for the forgone principal and interest paid, the fund is compensated by investing the proceeds of the sale, typically in high-quality short-term fixed income securities, and earning interest on such investments. Further the fund receives a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell substantially similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund’s right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies depending on whether the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
5. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2026, the fund’s average value of investments in options purchased and options written represented less than 1% of net assets, based on the average market values at each quarter-end during the period. The fund had no open options contracts on futures at January 31, 2026.
35

Intermediate-Term Investment-Grade Fund
6. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2026, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
7. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2026, the fund’s average investments in long and short futures contracts represented 7% and 6% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2026, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.
36

Intermediate-Term Investment-Grade Fund
9. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. The fund enters into inflation swap transactions to transfer inflation risk from one party to another through an exchange of cash flows. Under the terms of the swap, one party pays a fixed rate applied to a notional amount. In return, the other party pays a floating rate linked to an inflation index.
The fund enters into centrally cleared credit default and interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2026, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 3% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.
10. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
11. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and
37

Intermediate-Term Investment-Grade Fund
Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Capital Management, LLC.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2026, the fund had contributed to Vanguard capital in the amount of $911,000, representing less than 0.01% of the fund’s net assets and 0.36% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
38

Intermediate-Term Investment-Grade Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,475,804	—	3,475,804
Asset-Backed/Commercial Mortgage-Backed Securities	—	487,149	—	487,149
Corporate Bonds	—	32,540,039	—	32,540,039
Floating Rate Loan Interests	—	101,158	—	101,158
Sovereign Bonds	—	1,716,081	—	1,716,081
Taxable Municipal Bonds	—	40,438	—	40,438
Exchange-Traded Fund	167,900	—	—	167,900
Temporary Cash Investments	693,478	—	—	693,478
Options Purchased	—	2,125	—	2,125
Total	861,378	38,362,794	—	39,224,172
Derivative Financial Instruments
Assets
Futures Contracts[1]	6,309	—	—	6,309
Forward Currency Contracts	—	2,521	—	2,521
Swap Contracts[1]	—	17,973	—	17,973
Total	6,309	20,494	—	26,803
Liabilities
Options Written	—	(981)	—	(981)
Futures Contracts[1]	(7,671)	—	—	(7,671)
Forward Currency Contracts	—	(24,195)	—	(24,195)
Swap Contracts[1]	—	(2,682)	—	(2,682)
Total	(7,671)	(27,858)	—	(35,529)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At January 31, 2026, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	—	—	2,125	2,125
Swap Premiums Paid	—	—	83	83
Unrealized Appreciation—Futures Contracts[1]	6,309	—	—	6,309
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	1,902	—	16,071	17,973
Unrealized Appreciation—Forward Currency Contracts	—	2,521	—	2,521
Total Assets	8,211	2,521	18,279	29,011

Options Written, at Value	—	—	(981)	(981)
Unrealized Depreciation—Futures Contracts[1]	(7,671)	—	—	(7,671)
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	(2,533)	—	—	(2,533)
Unrealized Depreciation—Forward Currency Contracts	—	(24,195)	—	(24,195)
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	(149)	(149)
Total Liabilities	(10,204)	(24,195)	(1,130)	(35,529)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
39

Intermediate-Term Investment-Grade Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2026, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	68,269	—	—	68,269
Options Purchased	(4,447)	—	14,352	9,905
Options Written	4,151	—	2,282	6,433
Swap Contracts	(1,685)	—	34,891	33,206
Forward Currency Contracts	—	(56,007)	—	(56,007)
Realized Net Gain (Loss) on Derivatives	66,288	(56,007)	51,525	61,806
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(26,522)	—	—	(26,522)
Options Purchased	—	—	(113)	(113)
Options Written	—	—	(38)	(38)
Swap Contracts	522	—	7,066	7,588
Forward Currency Contracts	—	(25,589)	—	(25,589)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(26,000)	(25,589)	6,915	(44,674)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, the recognition of gain or loss from foreign currency hedges, and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	47,540
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	607,504
Capital Loss Carryforwards	(4,084,114)
Qualified Late-Year Losses	—
Other Temporary Differences	(21,795)
Total	(3,450,865)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	1,842,096	1,580,769
Long-Term Capital Gains	—	—
Total	1,842,096	1,580,769
*	Includes short-term capital gains, if any.
As of January 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	38,623,986
Gross Unrealized Appreciation	892,795
Gross Unrealized Depreciation	(285,291)
Net Unrealized Appreciation (Depreciation)	607,504
40

Intermediate-Term Investment-Grade Fund
G.	During the year ended January 31, 2026, the fund purchased $21,302,251,000 of investment securities and sold $18,242,962,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $6,035,887,000 and $6,516,340,000, respectively.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	362,712	41,241	316,218	36,592
Issued in Lieu of Cash Distributions	65,030	7,370	62,159	7,221
Redeemed	(511,255)	(58,356)	(448,519)	(52,196)
Net Increase (Decrease)—Investor Shares	(83,513)	(9,745)	(70,142)	(8,383)
Admiral Shares
Issued	7,169,980	813,679	7,735,985	897,847
Issued in Lieu of Cash Distributions	1,524,785	172,724	1,303,477	151,357
Redeemed	(6,106,804)	(693,936)	(5,927,234)	(687,492)
Net Increase (Decrease)—Admiral Shares	2,587,961	292,467	3,112,228	361,712
I.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Jan. 31, 2025 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2026 Market Value ($000)
Vanguard Intermediate-Term Corporate Bond ETF	—	167,670	—	—	230	336	—	167,900
Vanguard Market Liquidity Fund	222,812	NA1	NA1	(68)	7	11,989	—	693,478
Total	222,812	167,670	—	(68)	237	12,325	—	861,378
1	Not applicable—purchases and sales are for temporary cash investment purposes.
J.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
K.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
L.	Management has determined that no other events or transactions occurred through the date the financial statements were available to be issued, that would require recognition or disclosure in these financial statements.
41

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Intermediate-Term Investment-Grade Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Intermediate-Term Investment-Grade Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2026, the related statement of operations for the year ended January 31, 2026, the statement of changes in net assets for each of the two years in the period ended January 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2026 and the financial highlights for each of the five years in the period ended January 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
42

Tax information (unaudited)
The fund hereby designates for the fiscal year $123,598,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 99.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 80.7%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
Q99800 032026
43

Financial Statements
For the year ended January 31, 2026
Vanguard Long-Term Investment-Grade Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	36
Tax information	37

Long-Term Investment-Grade Fund
Financial Statements
Schedule of Investments
As of January 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (7.3%)
U.S. Government Securities (6.8%)
	United States Treasury Note/Bond	3.750%	4/15/2028	857	860
	United States Treasury Note/Bond	4.000%	3/31/2030	3,317	3,350
	United States Treasury Note/Bond	3.875%	8/15/2034	1,747	1,711
	United States Treasury Note/Bond	4.625%	2/15/2035	4,438	4,578
	United States Treasury Note/Bond	4.250%	5/15/2035	6,600	6,614
	United States Treasury Note/Bond	4.250%	8/15/2035	10,274	10,283
	United States Treasury Note/Bond	4.375%	2/15/2038	9,290	9,309
[1]	United States Treasury Note/Bond	4.250%	5/15/2039	89,066	86,853
	United States Treasury Note/Bond	4.625%	2/15/2040	2,992	3,010
	United States Treasury Note/Bond	1.125%	5/15/2040	15,680	9,904
	United States Treasury Note/Bond	4.375%	5/15/2040	5,962	5,833
	United States Treasury Note/Bond	1.125%	8/15/2040	57,435	35,908
[1]	United States Treasury Note/Bond	3.875%	8/15/2040	18,754	17,288
[2]	United States Treasury Note/Bond	1.375%	11/15/2040	21,341	13,798
	United States Treasury Note/Bond	4.250%	11/15/2040	928	891
	United States Treasury Note/Bond	2.250%	5/15/2041	100	73
	United States Treasury Note/Bond	4.375%	5/15/2041	932	904
	United States Treasury Note/Bond	1.750%	8/15/2041	30,780	20,696
	United States Treasury Note/Bond	3.750%	8/15/2041	100	90
	United States Treasury Note/Bond	2.000%	11/15/2041	15,248	10,602
	United States Treasury Note/Bond	2.375%	2/15/2042	2,100	1,540
	United States Treasury Note/Bond	3.125%	2/15/2042	4,000	3,278
	United States Treasury Note/Bond	3.000%	5/15/2042	100	80
	United States Treasury Note/Bond	3.250%	5/15/2042	9,986	8,295
	United States Treasury Note/Bond	2.750%	8/15/2042	200	154
	United States Treasury Note/Bond	4.000%	11/15/2042	1,000	912
	United States Treasury Note/Bond	3.875%	2/15/2043	4,199	3,764
	United States Treasury Note/Bond	2.875%	5/15/2043	1,000	774
	United States Treasury Note/Bond	3.875%	5/15/2043	10,475	9,362
	United States Treasury Note/Bond	3.625%	8/15/2043	1,000	861
	United States Treasury Note/Bond	4.375%	8/15/2043	3,600	3,426
	United States Treasury Note/Bond	3.750%	11/15/2043	7,000	6,114
	United States Treasury Note/Bond	4.750%	11/15/2043	600	598
[3]	United States Treasury Note/Bond	3.625%	2/15/2044	20,378	17,448
	United States Treasury Note/Bond	4.500%	2/15/2044	4,718	4,548
	United States Treasury Note/Bond	3.375%	5/15/2044	4,000	3,294
	United States Treasury Note/Bond	4.625%	5/15/2044	13,416	13,120
	United States Treasury Note/Bond	3.125%	8/15/2044	20,888	16,495
	United States Treasury Note/Bond	4.125%	8/15/2044	4,150	3,796
	United States Treasury Note/Bond	3.000%	11/15/2044	2,600	2,005
	United States Treasury Note/Bond	4.625%	11/15/2044	8,631	8,422
	United States Treasury Note/Bond	2.500%	2/15/2045	800	564
	United States Treasury Note/Bond	4.750%	2/15/2045	4,200	4,161
	United States Treasury Note/Bond	5.000%	5/15/2045	14,735	15,055
	United States Treasury Note/Bond	2.875%	8/15/2045	8,118	6,071
	United States Treasury Note/Bond	4.875%	8/15/2045	14,688	14,771
	United States Treasury Note/Bond	3.000%	11/15/2045	5,185	3,950
	United States Treasury Note/Bond	4.625%	11/15/2045	7,871	7,654
	United States Treasury Note/Bond	2.500%	2/15/2046	13,851	9,618
	United States Treasury Note/Bond	2.500%	5/15/2046	700	484
	United States Treasury Note/Bond	2.250%	8/15/2046	11,300	7,418
	United States Treasury Note/Bond	2.875%	11/15/2046	1,000	736
	United States Treasury Note/Bond	3.000%	2/15/2047	6,347	4,765
	United States Treasury Note/Bond	3.000%	5/15/2047	10,318	7,721
	United States Treasury Note/Bond	2.750%	8/15/2047	3,661	2,607
	United States Treasury Note/Bond	2.750%	11/15/2047	18,875	13,395
	United States Treasury Note/Bond	3.000%	2/15/2048	11,423	8,471
	United States Treasury Note/Bond	3.125%	5/15/2048	12,199	9,229
	United States Treasury Note/Bond	3.000%	8/15/2048	28,045	20,689
	United States Treasury Note/Bond	3.375%	11/15/2048	3,643	2,870
1

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	3.000%	2/15/2049	8,500	6,235
	United States Treasury Note/Bond	2.875%	5/15/2049	11,800	8,431
	United States Treasury Note/Bond	2.250%	8/15/2049	23,833	14,885
	United States Treasury Note/Bond	2.375%	11/15/2049	10,000	6,397
	United States Treasury Note/Bond	2.000%	2/15/2050	23,150	13,526
	United States Treasury Note/Bond	1.250%	5/15/2050	11,780	5,622
	United States Treasury Note/Bond	1.375%	8/15/2050	27,565	13,512
	United States Treasury Note/Bond	1.625%	11/15/2050	10,428	5,452
	United States Treasury Note/Bond	1.875%	2/15/2051	22,260	12,397
[1,2]	United States Treasury Note/Bond	2.375%	5/15/2051	33,926	21,299
	United States Treasury Note/Bond	2.000%	8/15/2051	22,210	12,680
[2]	United States Treasury Note/Bond	1.875%	11/15/2051	11,576	6,373
	United States Treasury Note/Bond	2.250%	2/15/2052	26,405	15,951
[2]	United States Treasury Note/Bond	2.875%	5/15/2052	10,685	7,432
	United States Treasury Note/Bond	3.000%	8/15/2052	5,100	3,636
	United States Treasury Note/Bond	4.000%	11/15/2052	4,500	3,884
	United States Treasury Note/Bond	3.625%	2/15/2053	1,000	805
	United States Treasury Note/Bond	3.625%	5/15/2053	1,000	805
	United States Treasury Note/Bond	4.125%	8/15/2053	27,160	23,922
	United States Treasury Note/Bond	4.250%	2/15/2054	4,643	4,177
	United States Treasury Note/Bond	4.625%	5/15/2054	2,068	1,980
	United States Treasury Note/Bond	4.250%	8/15/2054	500	450
	United States Treasury Note/Bond	4.500%	11/15/2054	2,305	2,162
	United States Treasury Note/Bond	4.625%	2/15/2055	4,034	3,864
	United States Treasury Note/Bond	4.750%	5/15/2055	4,150	4,056
[2]	United States Treasury Note/Bond	4.750%	8/15/2055	10,421	10,189
	United States Treasury Note/Bond	4.625%	11/15/2055	10,250	9,820
					711,012
Agency Bonds and Notes (0.3%)
	Tennessee Valley Authority	5.250%	9/15/2039	25,198	26,460
	Tennessee Valley Authority	4.250%	9/15/2065	7,455	6,075
					32,535
Conventional Mortgage-Backed Securities (0.2%)
[4,5]	Fannie Mae Pool	2.120%	10/1/2036	17,147	13,649
[4,5]	Fannie Mae Pool	2.320%	4/1/2036	16,021	12,944
					26,593
Total U.S. Government and Agency Obligations (Cost $791,796)					770,140
Asset-Backed/Commercial Mortgage-Backed Securities (0.3%)
[4,5]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1521	2.184%	8/25/2036	16,159	12,852
[4,5]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1522	2.361%	10/25/2036	21,747	17,489
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $38,755)					30,341
Corporate Bonds (79.8%)
Communications (6.8%)
	Alphabet Inc.	5.350%	11/15/2045	29,260	28,869
[6]	Alphabet Inc.	4.000%	5/6/2054	400	441
	Alphabet Inc.	5.250%	5/15/2055	53,775	51,214
	Alphabet Inc.	5.450%	11/15/2055	16,855	16,463
	Alphabet Inc.	5.300%	5/15/2065	12,385	11,569
	Alphabet Inc.	5.700%	11/15/2075	5,859	5,748
[6]	AT&T Inc.	4.050%	6/1/2037	400	477
[6]	AT&T Inc.	2.600%	5/19/2038	800	817
	AT&T Inc.	5.550%	11/1/2045	11,415	10,987
	AT&T Inc.	3.650%	6/1/2051	6,475	4,537
	AT&T Inc.	3.500%	9/15/2053	10,860	7,246
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	6/1/2041	2,000	1,430
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/2045	2,953	2,785
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.750%	4/1/2048	2,020	1,737
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.700%	12/1/2055	4,142	4,000
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.950%	6/30/2062	1,010	613
	Comcast Corp.	6.450%	3/15/2037	3,000	3,300
	Comcast Corp.	4.600%	10/15/2038	7,265	6,724
	Comcast Corp.	3.250%	11/1/2039	5,540	4,313
	Comcast Corp.	3.750%	4/1/2040	4,336	3,564
	Comcast Corp.	4.500%	1/15/2043	1,272	1,070
	Comcast Corp.	4.750%	3/1/2044	5,045	4,394
	Comcast Corp.	4.000%	8/15/2047	6,600	4,987
2

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	3.969%	11/1/2047	46,952	35,295
	Comcast Corp.	3.999%	11/1/2049	21,819	16,109
	Comcast Corp.	3.450%	2/1/2050	20,838	13,927
	Comcast Corp.	2.887%	11/1/2051	53,475	31,426
	Comcast Corp.	2.450%	8/15/2052	2,000	1,058
	Comcast Corp.	4.049%	11/1/2052	3,866	2,825
	Comcast Corp.	2.937%	11/1/2056	86,304	48,631
	Comcast Corp.	4.950%	10/15/2058	1,546	1,282
	Comcast Corp.	2.650%	8/15/2062	3,256	1,640
	Comcast Corp.	2.987%	11/1/2063	48,937	26,449
	Comcast Corp.	5.500%	5/15/2064	2,420	2,169
[7]	Deutsche Telekom AG	3.625%	1/21/2050	3,330	2,405
	Meta Platforms Inc.	5.500%	11/15/2045	31,425	30,220
	Meta Platforms Inc.	4.450%	8/15/2052	29,255	23,485
	Meta Platforms Inc.	5.600%	5/15/2053	32,683	30,999
	Meta Platforms Inc.	5.400%	8/15/2054	14,463	13,327
	Meta Platforms Inc.	5.625%	11/15/2055	53,946	51,250
	Meta Platforms Inc.	5.750%	5/15/2063	8,415	7,984
	Meta Platforms Inc.	5.550%	8/15/2064	22,687	20,777
	Meta Platforms Inc.	5.750%	11/15/2065	30,067	28,428
	NBCUniversal Media LLC	5.950%	4/1/2041	3,000	3,056
[7]	NTT Finance Corp.	5.502%	7/16/2035	23,130	23,871
	Orange SA	5.375%	1/13/2042	1,086	1,064
	Telefonica Emisiones SA	4.665%	3/6/2038	950	865
	Telefonica Emisiones SA	5.213%	3/8/2047	2,000	1,780
	Time Warner Cable LLC	7.300%	7/1/2038	1,464	1,547
[8]	Time Warner Cable LLC	5.250%	7/15/2042	500	575
	T-Mobile USA Inc.	5.700%	1/15/2056	5,970	5,771
	TWDC Enterprises 18 Corp.	3.700%	12/1/2042	2,000	1,624
	TWDC Enterprises 18 Corp.	3.000%	7/30/2046	5,900	4,086
	Uber Technologies Inc.	5.350%	9/15/2054	2,809	2,666
[6]	Verizon Communications Inc.	1.850%	5/18/2040	800	712
	Verizon Communications Inc.	5.750%	11/30/2045	9,795	9,721
	Verizon Communications Inc.	5.875%	11/30/2055	11,982	11,826
	Verizon Communications Inc.	6.000%	11/30/2065	13,318	13,169
	Vodafone Group plc	5.625%	2/10/2053	3,366	3,240
	Vodafone Group plc	5.750%	6/28/2054	2,140	2,079
	Vodafone Group plc	5.875%	6/28/2064	2,420	2,356
	Walt Disney Co.	6.650%	11/15/2037	2,924	3,325
	Walt Disney Co.	3.500%	5/13/2040	21,825	18,172
	Walt Disney Co.	4.750%	9/15/2044	12,772	11,648
	Walt Disney Co.	2.750%	9/1/2049	32,589	20,613
	Walt Disney Co.	3.600%	1/13/2051	3,081	2,284
					713,021
Consumer Discretionary (3.6%)
	Amazon.com Inc.	4.050%	8/22/2047	38,578	31,529
	Amazon.com Inc.	2.500%	6/3/2050	21,411	12,728
	Amazon.com Inc.	3.100%	5/12/2051	12,953	8,626
	Amazon.com Inc.	5.450%	11/20/2055	12,230	11,906
	Amazon.com Inc.	4.250%	8/22/2057	12,999	10,370
	Amazon.com Inc.	2.700%	6/3/2060	14,038	7,880
	Amazon.com Inc.	5.550%	11/20/2065	15,725	15,253
[4]	American University	3.672%	4/1/2049	2,854	2,164
	Brown University	2.924%	9/1/2050	1,668	1,098
	California Institute of Technology	3.650%	9/1/2119	4,370	2,765
	Case Western Reserve University	5.405%	6/1/2122	1,997	1,810
[4]	Duke University	2.682%	10/1/2044	3,254	2,399
[4]	Duke University	2.832%	10/1/2055	1,051	663
[7]	ERAC USA Finance LLC	7.000%	10/15/2037	7,998	9,218
	Ford Foundation	2.415%	6/1/2050	16,985	10,208
	Ford Foundation	2.815%	6/1/2070	2,055	1,170
	George Washington University	4.300%	9/15/2044	2,910	2,481
	Georgetown University	2.943%	4/1/2050	9,393	6,055
	Home Depot Inc.	5.875%	12/16/2036	2,595	2,801
	Home Depot Inc.	3.300%	4/15/2040	1,000	816
	Home Depot Inc.	5.400%	9/15/2040	1,019	1,048
	Home Depot Inc.	5.950%	4/1/2041	11,203	12,007
	Home Depot Inc.	4.875%	2/15/2044	31,510	29,458
	Home Depot Inc.	4.400%	3/15/2045	2,088	1,818
3

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Home Depot Inc.	4.250%	4/1/2046	17,084	14,452
	Home Depot Inc.	3.900%	6/15/2047	20,013	15,923
	Home Depot Inc.	4.500%	12/6/2048	2,444	2,111
	Home Depot Inc.	3.125%	12/15/2049	1,622	1,106
	Home Depot Inc.	3.350%	4/15/2050	4,030	2,854
	Home Depot Inc.	2.375%	3/15/2051	586	337
	Home Depot Inc.	2.750%	9/15/2051	17,840	11,062
	Home Depot Inc.	3.625%	4/15/2052	3,302	2,420
	Home Depot Inc.	4.950%	9/15/2052	3,142	2,873
	Home Depot Inc.	5.300%	6/25/2054	3,869	3,714
	Home Depot Inc.	3.500%	9/15/2056	957	668
	Home Depot Inc.	5.400%	6/25/2064	6,183	5,915
[4]	Johns Hopkins University	2.813%	1/1/2060	2,096	1,236
	Leland Stanford Junior University	2.413%	6/1/2050	1,668	998
	Lowe's Cos. Inc.	2.800%	9/15/2041	4,350	3,136
	Lowe's Cos. Inc.	5.625%	4/15/2053	3,500	3,408
[4]	Massachusetts Institute of Technology	3.959%	7/1/2038	8,178	7,557
	Massachusetts Institute of Technology	2.989%	7/1/2050	1,668	1,127
	Massachusetts Institute of Technology	3.067%	4/1/2052	1,668	1,125
	Massachusetts Institute of Technology	5.600%	7/1/2111	2,019	1,995
	Massachusetts Institute of Technology	4.678%	7/1/2114	1,373	1,137
	McDonald's Corp.	5.000%	2/13/2036	20,015	20,163
[4]	Northeastern University	2.894%	10/1/2050	10,156	6,793
	President & Fellows of Harvard College	4.875%	10/15/2040	860	851
	President & Fellows of Harvard College	3.150%	7/15/2046	51	37
	President & Fellows of Harvard College	3.745%	11/15/2052	14,472	11,063
	Rockefeller Foundation	2.492%	10/1/2050	27,966	16,897
	Thomas Jefferson University	3.847%	11/1/2057	1,052	749
	Toyota Motor Credit Corp.	4.800%	1/11/2036	4,950	4,908
	Trustees of the University of Pennsylvania	3.610%	2/15/2119	1,250	790
[4]	University of Chicago	2.761%	4/1/2045	3,446	2,719
[4]	University of Chicago	2.547%	4/1/2050	1,944	1,268
[4]	University of Southern California	3.028%	10/1/2039	2,603	2,157
	University of Southern California	4.976%	10/1/2053	11,219	10,388
	Washington University	3.524%	4/15/2054	2,420	1,760
	Washington University	4.349%	4/15/2122	1,830	1,381
[7]	WK Kellogg Foundation Trust	2.443%	10/1/2050	27,212	16,162
	Yale University	2.402%	4/15/2050	9,795	5,852
					375,363
Consumer Staples (4.7%)
	Altria Group Inc.	4.450%	5/6/2050	1,130	902
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/2046	134,892	124,422
[6]	Anheuser-Busch InBev SA NV	3.950%	3/22/2044	700	791
[6]	Anheuser-Busch InBev SA NV	4.125%	5/19/2045	600	690
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/2039	6,171	6,357
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/2042	8,971	8,578
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/2048	7,277	6,255
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/2049	51,719	51,497
	Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/2059	4,010	4,084
	Archer-Daniels-Midland Co.	4.500%	3/15/2049	7,250	6,234
	Archer-Daniels-Midland Co.	2.700%	9/15/2051	7,935	4,856
	BAT Capital Corp.	4.390%	8/15/2037	1,375	1,261
	BAT Capital Corp.	3.734%	9/25/2040	2,000	1,620
	BAT Capital Corp.	7.079%	8/2/2043	1,898	2,127
	BAT Capital Corp.	4.540%	8/15/2047	2,521	2,090
	BAT Capital Corp.	4.758%	9/6/2049	3,617	3,054
	BAT Capital Corp.	5.650%	3/16/2052	415	392
	BAT Capital Corp.	7.081%	8/2/2053	1,913	2,160
[6]	BAT International Finance plc	2.000%	3/13/2045	1,200	986
[7]	Cargill Inc.	5.375%	10/23/2055	8,820	8,464
	Coca-Cola Co.	2.600%	6/1/2050	12,738	7,900
	Coca-Cola Co.	3.000%	3/5/2051	27,703	18,513
	Coca-Cola Co.	2.500%	3/15/2051	13,233	7,953
[7]	Imperial Brands Finance plc	6.375%	7/1/2055	1,740	1,786
	JBS NV / JBS USA Foods Group Holdings Inc. / JBS USA Food Co Holdings	6.375%	2/25/2055	4,535	4,666
	JBS NV / JBS USA Foods Group Holdings Inc. / JBS USA Food Co Holdings	6.375%	4/15/2066	15,610	15,735
	JBS NV / JBS USA Foods Group Holdings Inc. / JBS USA Food Co. Holdings	4.375%	2/2/2052	3,480	2,715
	JBS NV / JBS USA Foods Group Holdings Inc. / JBS USA Food Co. Holdings	7.250%	11/15/2053	2,300	2,603
	Kenvue Inc.	5.100%	3/22/2043	7,326	7,033
4

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kenvue Inc.	5.050%	3/22/2053	7,890	7,218
	Kraft Heinz Foods Co.	4.375%	6/1/2046	6,500	5,334
	Kroger Co.	5.500%	9/15/2054	2	2
	Kroger Co.	5.650%	9/15/2064	4,249	4,047
[7]	Mars Inc.	5.650%	5/1/2045	42,242	42,559
[7]	Mars Inc.	5.700%	5/1/2055	22,332	22,250
[7]	Mars Inc.	5.800%	5/1/2065	13,107	13,136
[7]	Nestle Holdings Inc.	4.000%	9/24/2048	9,910	8,070
	PepsiCo Inc.	2.750%	10/21/2051	9,941	6,237
	PepsiCo Inc.	4.650%	2/15/2053	18,518	16,317
[6]	Philip Morris International Inc.	2.000%	5/9/2036	1,000	996
	Philip Morris International Inc.	6.375%	5/16/2038	5,950	6,596
[6]	Philip Morris International Inc.	1.450%	8/1/2039	1,200	1,022
	Philip Morris International Inc.	4.375%	11/15/2041	5,149	4,566
	Philip Morris International Inc.	3.875%	8/21/2042	7,050	5,800
	Philip Morris International Inc.	4.125%	3/4/2043	24,576	20,845
	Philip Morris International Inc.	4.875%	11/15/2043	9,967	9,190
	Philip Morris International Inc.	4.250%	11/10/2044	4,376	3,714
	Reynolds American Inc.	6.150%	9/15/2043	3,000	3,070
[7]	SC Johnson & Son Inc.	4.000%	5/15/2043	9,134	7,428
					494,121
Energy (5.6%)
	Antero Resources Corp.	5.400%	2/1/2036	4,690	4,655
	BP Capital Markets America Inc.	3.060%	6/17/2041	21,334	16,246
	BP Capital Markets America Inc.	3.000%	2/24/2050	15,538	10,176
	BP Capital Markets America Inc.	2.772%	11/10/2050	24,243	15,041
	BP Capital Markets America Inc.	2.939%	6/4/2051	17,687	11,316
	BP Capital Markets America Inc.	3.001%	3/17/2052	1,843	1,185
	BP Capital Markets America Inc.	3.379%	2/8/2061	9,463	6,192
[6]	BP Capital Markets BV	0.933%	12/4/2040	800	603
	ConocoPhillips Co.	3.758%	3/15/2042	1,794	1,469
	ConocoPhillips Co.	4.300%	11/15/2044	4,445	3,773
	ConocoPhillips Co.	5.950%	3/15/2046	1,052	1,082
	ConocoPhillips Co.	3.800%	3/15/2052	32,343	23,945
	ConocoPhillips Co.	5.300%	5/15/2053	7,826	7,318
	ConocoPhillips Co.	5.550%	3/15/2054	4,172	4,050
	ConocoPhillips Co.	4.025%	3/15/2062	30,809	22,443
	ConocoPhillips Co.	5.700%	9/15/2063	10,295	10,045
	ConocoPhillips Co.	5.650%	1/15/2065	440	426
[7]	DCP Midstream Operating LP	6.750%	9/15/2037	6,241	6,777
	Eastern Energy Gas Holdings LLC	6.200%	1/15/2055	1,930	2,011
	Enbridge Inc.	4.000%	11/15/2049	3,000	2,309
	Enbridge Inc.	6.700%	11/15/2053	1,632	1,795
	Enbridge Inc.	5.950%	4/5/2054	1,256	1,270
	Energy Transfer LP	6.100%	2/15/2042	2,000	2,013
	Energy Transfer LP	5.150%	2/1/2043	3,000	2,714
	Energy Transfer LP	5.000%	5/15/2050	2,572	2,174
	Enterprise Products Operating LLC	5.200%	1/15/2036	8,020	8,156
	Enterprise Products Operating LLC	5.100%	2/15/2045	5,833	5,475
	Enterprise Products Operating LLC	4.900%	5/15/2046	3,568	3,240
	Enterprise Products Operating LLC	4.250%	2/15/2048	9,180	7,532
	Enterprise Products Operating LLC	4.800%	2/1/2049	10,455	9,200
	Enterprise Products Operating LLC	4.200%	1/31/2050	32,406	26,083
	Enterprise Products Operating LLC	3.700%	1/31/2051	2,424	1,782
	Enterprise Products Operating LLC	3.200%	2/15/2052	4,214	2,795
	Enterprise Products Operating LLC	3.300%	2/15/2053	1,898	1,273
	Enterprise Products Operating LLC	4.950%	10/15/2054	1,586	1,404
	Enterprise Products Operating LLC	3.950%	1/31/2060	13,368	9,762
	EOG Resources Inc.	5.350%	1/15/2036	6,990	7,173
	EOG Resources Inc.	4.950%	4/15/2050	13,539	12,123
	EOG Resources Inc.	5.650%	12/1/2054	8,120	7,988
	EOG Resources Inc.	5.950%	7/15/2055	3,910	4,009
	Equinor ASA	3.625%	4/6/2040	14,333	12,129
	Equinor ASA	3.950%	5/15/2043	19,120	16,035
	Equinor ASA	3.250%	11/18/2049	12,487	8,733
[6]	Exxon Mobil Corp.	1.408%	6/26/2039	440	383
	Exxon Mobil Corp.	4.227%	3/19/2040	5,384	4,915
	Exxon Mobil Corp.	4.114%	3/1/2046	16,744	13,988
	Exxon Mobil Corp.	3.095%	8/16/2049	7,873	5,369
5

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Exxon Mobil Corp.	4.327%	3/19/2050	10,864	9,098
	Exxon Mobil Corp.	3.452%	4/15/2051	3,680	2,642
	Hess Corp.	5.800%	4/1/2047	10,647	10,998
	Plains All American Pipeline LP / PAA Finance Corp.	5.600%	1/15/2036	3,950	4,006
[7]	Saudi Arabian Oil Co.	6.375%	6/2/2055	12,415	12,701
[7,9]	Saudi Arabian Oil Co.	6.000%	2/2/2056	13,075	12,720
[7]	Shell Finance US Inc.	6.375%	12/15/2038	4,243	4,728
	Shell Finance US Inc.	4.550%	8/12/2043	6,583	5,892
	Shell Finance US Inc.	4.375%	5/11/2045	34,348	29,607
	Shell Finance US Inc.	4.000%	5/10/2046	23,002	18,655
	Shell Finance US Inc.	3.750%	9/12/2046	48,265	37,590
[7]	Shell Finance US Inc.	3.125%	11/7/2049	5,000	3,374
[7]	Shell Finance US Inc.	3.000%	11/26/2051	3,500	2,267
	Shell International Finance BV	2.875%	11/26/2041	8,440	6,186
	Shell International Finance BV	3.625%	8/21/2042	1,257	1,012
	TotalEnergies Capital International SA	2.986%	6/29/2041	20,847	15,706
[6]	TotalEnergies Capital International SA	3.852%	3/3/2045	1,100	1,199
	TotalEnergies Capital International SA	3.461%	7/12/2049	514	370
	TotalEnergies Capital International SA	3.127%	5/29/2050	30,201	20,287
	TotalEnergies Capital SA	5.488%	4/5/2054	6,870	6,684
	TotalEnergies Capital SA	5.275%	9/10/2054	17,842	16,846
	TotalEnergies Capital SA	5.638%	4/5/2064	11,106	10,828
	TotalEnergies Capital SA	5.425%	9/10/2064	7,310	6,880
[7]	Transcontinental Gas Pipe Line Co. LLC	5.750%	3/15/2056	13,070	12,985
	Western Midstream Operating LP	5.500%	12/15/2035	4,340	4,320
					588,156
Financials (17.8%)
[7]	200 Park Funding Trust	5.740%	2/15/2055	8,177	8,144
	Aflac Inc.	4.000%	10/15/2046	942	753
	Aflac Inc.	4.750%	1/15/2049	800	703
	Allstate Corp.	4.200%	12/15/2046	17,071	13,961
	American Express Co.	4.050%	12/3/2042	752	645
	Apollo Global Management Inc.	5.800%	5/21/2054	5,323	5,239
	Apollo Global Management Inc.	6.000%	12/15/2054	1,865	1,861
	Athene Holding Ltd.	3.450%	5/15/2052	9,594	6,037
	Athene Holding Ltd.	6.250%	4/1/2054	3,422	3,330
	Athene Holding Ltd.	6.625%	5/19/2055	2,476	2,535
	Athene Holding Ltd.	6.875%	6/28/2055	4,343	4,351
	Banco Santander SA	5.127%	11/6/2035	17,200	17,175
	Bank of America Corp.	6.110%	1/29/2037	3,957	4,240
	Bank of America Corp.	4.244%	4/24/2038	46,566	43,221
	Bank of America Corp.	7.750%	5/14/2038	2,400	2,924
	Bank of America Corp.	4.078%	4/23/2040	5,532	4,895
	Bank of America Corp.	2.676%	6/19/2041	47,749	34,966
	Bank of America Corp.	5.875%	2/7/2042	7,136	7,578
	Bank of America Corp.	3.311%	4/22/2042	44,388	34,722
	Bank of America Corp.	5.000%	1/21/2044	2,686	2,578
	Bank of America Corp.	4.875%	4/1/2044	3,000	2,838
	Bank of America Corp.	4.443%	1/20/2048	3,722	3,217
	Bank of America Corp.	3.946%	1/23/2049	31,738	25,241
	Bank of America Corp.	4.330%	3/15/2050	16,316	13,708
	Bank of America Corp.	4.083%	3/20/2051	12,348	9,869
	Bank of America Corp.	2.831%	10/24/2051	2,108	1,334
	Bank of America Corp.	3.483%	3/13/2052	2,068	1,481
	Bank of America Corp.	2.972%	7/21/2052	3,756	2,451
	Barclays plc	3.330%	11/24/2042	2,800	2,146
	Berkshire Hathaway Finance Corp.	4.300%	5/15/2043	2,000	1,773
	Berkshire Hathaway Finance Corp.	4.200%	8/15/2048	4,172	3,456
	Berkshire Hathaway Finance Corp.	4.250%	1/15/2049	4,109	3,422
	Berkshire Hathaway Finance Corp.	3.850%	3/15/2052	9,346	7,134
	BlackRock Funding Inc.	5.350%	1/8/2055	2,485	2,394
[7]	BPCE SA	6.915%	1/14/2046	4,320	4,627
[7]	BPCE SA	6.347%	1/13/2047	20,790	20,814
	Brookfield Asset Management Ltd.	6.077%	9/15/2055	4,348	4,474
	Brookfield Finance Inc.	6.300%	1/15/2055	513	509
	Brookfield Finance Inc.	5.813%	3/3/2055	10,645	10,535
[9]	Capital One Financial Corp.	5.399%	1/30/2037	5,580	5,565
	Chubb INA Holdings LLC	4.150%	3/13/2043	1,616	1,398
	Chubb INA Holdings LLC	4.350%	11/3/2045	7,463	6,477
6

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Chubb INA Holdings LLC	2.850%	12/15/2051	5,000	3,174
	Citigroup Inc.	5.174%	9/11/2036	15,630	15,713
	Citigroup Inc.	3.878%	1/24/2039	41,252	36,309
	Citigroup Inc.	8.125%	7/15/2039	2,000	2,541
	Citigroup Inc.	5.316%	3/26/2041	5,000	4,974
	Citigroup Inc.	5.875%	1/30/2042	3,694	3,873
	Citigroup Inc.	2.904%	11/3/2042	2,842	2,093
	Citigroup Inc.	4.650%	7/30/2045	5,125	4,608
	Citigroup Inc.	4.281%	4/24/2048	2,250	1,891
	Citigroup Inc.	4.650%	7/23/2048	9,769	8,594
	Citigroup Inc.	5.612%	3/4/2056	13,170	13,071
	Corebridge Financial Inc.	4.350%	4/5/2042	7,108	6,074
	Corebridge Financial Inc.	4.400%	4/5/2052	4,198	3,411
[7]	Credit Agricole SA	5.261%	1/12/2037	23,940	23,911
[6]	Eurobank SA	4.000%	2/7/2036	500	597
[7]	FMR LLC	6.450%	11/15/2039	11,936	13,087
	GATX Corp.	3.100%	6/1/2051	2,845	1,810
[7]	Global Atlantic Fin Co.	6.750%	3/15/2054	8,150	8,293
	Goldman Sachs Group Inc.	4.939%	10/21/2036	14,680	14,478
	Goldman Sachs Group Inc.	5.065%	1/21/2037	7,870	7,836
	Goldman Sachs Group Inc.	4.017%	10/31/2038	45,974	41,050
	Goldman Sachs Group Inc.	4.411%	4/23/2039	23,952	22,080
	Goldman Sachs Group Inc.	6.250%	2/1/2041	8,492	9,234
[9]	Goldman Sachs Group Inc.	5.387%	2/2/2041	7,740	7,668
	Goldman Sachs Group Inc.	3.210%	4/22/2042	5,340	4,085
	Goldman Sachs Group Inc.	2.908%	7/21/2042	8,670	6,331
	Goldman Sachs Group Inc.	3.436%	2/24/2043	13,893	10,806
	Goldman Sachs Group Inc.	4.800%	7/8/2044	4,806	4,421
	Goldman Sachs Group Inc.	4.750%	10/21/2045	1,730	1,560
	Goldman Sachs Group Inc.	5.561%	11/19/2045	25,824	25,639
	Goldman Sachs Group Inc.	5.541%	1/21/2047	31,560	31,075
	Goldman Sachs Group Inc.	5.734%	1/28/2056	21,271	21,411
	HSBC Holdings plc	5.790%	5/13/2036	9,810	10,310
	HSBC Holdings plc	5.133%	11/6/2036	15,905	15,879
	HSBC Holdings plc	6.500%	9/15/2037	1,815	1,966
	HSBC Holdings plc	6.800%	6/1/2038	17,705	19,815
	HSBC Holdings plc	6.332%	3/9/2044	30,377	33,152
	Huntington Bancshares Inc.	5.605%	1/28/2041	1,570	1,562
	Intercontinental Exchange Inc.	2.650%	9/15/2040	1,000	738
	Intercontinental Exchange Inc.	4.250%	9/21/2048	3,451	2,874
	Intercontinental Exchange Inc.	3.000%	6/15/2050	12,961	8,535
	Intercontinental Exchange Inc.	4.950%	6/15/2052	22,065	20,091
	Intercontinental Exchange Inc.	3.000%	9/15/2060	2,357	1,407
	Intercontinental Exchange Inc.	5.200%	6/15/2062	29,049	26,654
[6]	JAB Holdings BV	2.250%	12/19/2039	700	647
	JPMorgan Chase & Co.	5.576%	7/23/2036	7,810	8,029
	JPMorgan Chase & Co.	4.898%	1/22/2037	2,970	2,947
[9]	JPMorgan Chase & Co.	5.193%	2/5/2037	10,780	10,743
	JPMorgan Chase & Co.	6.400%	5/15/2038	5,520	6,189
	JPMorgan Chase & Co.	3.882%	7/24/2038	28,032	25,043
	JPMorgan Chase & Co.	5.500%	10/15/2040	12,468	12,929
	JPMorgan Chase & Co.	3.109%	4/22/2041	3,900	3,038
	JPMorgan Chase & Co.	5.600%	7/15/2041	6,608	6,832
	JPMorgan Chase & Co.	2.525%	11/19/2041	3,910	2,806
	JPMorgan Chase & Co.	5.400%	1/6/2042	2,902	2,934
	JPMorgan Chase & Co.	3.157%	4/22/2042	20,315	15,663
	JPMorgan Chase & Co.	5.625%	8/16/2043	3,000	3,057
	JPMorgan Chase & Co.	4.850%	2/1/2044	2,070	1,954
	JPMorgan Chase & Co.	4.950%	6/1/2045	3,000	2,804
	JPMorgan Chase & Co.	5.534%	11/29/2045	40,671	40,954
	JPMorgan Chase & Co.	4.260%	2/22/2048	16,438	13,942
	JPMorgan Chase & Co.	4.032%	7/24/2048	16,301	13,296
	JPMorgan Chase & Co.	3.964%	11/15/2048	82,384	66,260
	JPMorgan Chase & Co.	3.897%	1/23/2049	6,392	5,074
	JPMorgan Chase & Co.	3.109%	4/22/2051	15,567	10,555
	JPMorgan Chase & Co.	3.328%	4/22/2052	13,179	9,297
	Lloyds Banking Group plc	4.943%	11/4/2036	18,815	18,530
[7]	LSEG Finance plc	3.200%	4/6/2041	17,274	13,242
	Manulife Financial Corp.	4.986%	12/11/2035	3,950	3,943
	Marsh & McLennan Cos. Inc.	4.200%	3/1/2048	1,268	1,037
7

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Marsh & McLennan Cos. Inc.	4.900%	3/15/2049	2,500	2,257
	Marsh & McLennan Cos. Inc.	2.900%	12/15/2051	734	464
	Marsh & McLennan Cos. Inc.	6.250%	11/1/2052	1,586	1,709
	Marsh & McLennan Cos. Inc.	5.450%	3/15/2053	2,002	1,938
	Marsh & McLennan Cos. Inc.	5.700%	9/15/2053	1,278	1,283
	Marsh & McLennan Cos. Inc.	5.450%	3/15/2054	2,452	2,375
	Marsh & McLennan Cos. Inc.	5.400%	3/15/2055	9,340	9,008
	MetLife Inc.	5.875%	2/6/2041	2,500	2,615
	MetLife Inc.	4.125%	8/13/2042	20,180	17,161
	MetLife Inc.	4.875%	11/13/2043	2,044	1,900
	MetLife Inc.	4.600%	5/13/2046	1,586	1,409
	MetLife Inc.	6.350%	3/15/2055	3,419	3,586
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/2039	4,200	3,641
	Morgan Stanley	4.892%	10/22/2036	12,580	12,381
[9]	Morgan Stanley	5.073%	1/30/2037	7,810	7,786
[10]	Morgan Stanley	3.971%	7/22/2038	57,941	52,028
	Morgan Stanley	4.457%	4/22/2039	5,169	4,845
	Morgan Stanley	3.217%	4/22/2042	15,365	11,923
	Morgan Stanley	6.375%	7/24/2042	4,373	4,838
	Morgan Stanley	4.300%	1/27/2045	15,323	13,228
	Morgan Stanley	4.375%	1/22/2047	9,167	7,896
	Morgan Stanley	5.597%	3/24/2051	5,208	5,183
	Morgan Stanley	2.802%	1/25/2052	5,586	3,540
	Morgan Stanley	5.516%	11/19/2055	24,216	23,868
	Nasdaq Inc.	5.950%	8/15/2053	14,105	14,585
	Nasdaq Inc.	6.100%	6/28/2063	7,090	7,378
[7]	Nationwide Mutual Insurance Co.	9.375%	8/15/2039	1,529	2,038
[7]	Nippon Life Insurance Co.	6.500%	4/30/2055	1,291	1,381
[7]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/2047	6,668	5,217
[7]	Northwestern Mutual Life Insurance Co.	6.170%	5/29/2055	4,984	5,316
[7]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/2059	13,930	9,737
[7]	Omnis Funding Trust	6.722%	5/15/2055	1,526	1,604
	Progressive Corp.	4.125%	4/15/2047	1,894	1,556
	Progressive Corp.	4.200%	3/15/2048	2,472	2,041
	Progressive Corp.	3.950%	3/26/2050	1,000	784
	Progressive Corp.	3.700%	3/15/2052	700	522
	Prudential Financial Inc.	3.000%	3/10/2040	1,051	817
	Prudential Financial Inc.	4.600%	5/15/2044	1,870	1,663
	Prudential Financial Inc.	3.905%	12/7/2047	2,012	1,570
	Prudential Financial Inc.	4.418%	3/27/2048	421	352
	Prudential Financial Inc.	3.935%	12/7/2049	2,228	1,722
	Prudential Financial Inc.	4.350%	2/25/2050	2,226	1,837
	Prudential Financial Inc.	3.700%	3/13/2051	5,438	4,011
	Raymond James Financial Inc.	5.650%	9/11/2055	4,348	4,253
[7]	S&P Global Inc.	4.800%	12/4/2035	3,795	3,760
	S&P Global Inc.	3.250%	12/1/2049	2,086	1,459
	S&P Global Inc.	3.700%	3/1/2052	26,394	19,888
[8]	Scottish Widows Ltd.	7.000%	6/16/2043	500	719
[7]	Societe Generale SA	5.400%	4/10/2037	23,550	23,439
[7]	Standard Chartered plc	5.400%	8/12/2036	24,055	24,394
[7]	Standard Chartered plc	5.243%	1/13/2037	10,465	10,431
	State Street Corp.	4.784%	10/23/2036	17,105	16,887
	Sumitomo Mitsui Financial Group Inc.	5.836%	7/9/2044	3,000	3,074
	Sumitomo Mitsui Financial Group Inc.	5.570%	1/15/2047	7,705	7,695
[7]	Teachers Insurance & Annuity Association of America	3.300%	5/15/2050	12,040	8,276
	Travelers Cos. Inc.	4.600%	8/1/2043	1,236	1,119
	Travelers Cos. Inc.	3.750%	5/15/2046	2,959	2,317
	Travelers Cos. Inc.	4.000%	5/30/2047	2,760	2,226
	Travelers Cos. Inc.	3.050%	6/8/2051	25,167	16,668
	Travelers Cos. Inc.	5.450%	5/25/2053	4,088	4,008
	Travelers Cos. Inc.	5.700%	7/24/2055	7,510	7,635
	UBS AG	4.500%	6/26/2048	2,400	2,094
[7]	UBS Group AG	5.580%	5/9/2036	6,030	6,249
[7]	UBS Group AG	5.010%	3/23/2037	24,450	24,167
	UBS Group AG	4.875%	5/15/2045	11,600	10,705
[7]	UBS Group AG	5.379%	9/6/2045	5,790	5,678
[7]	UBS Group AG	5.528%	5/6/2047	7,682	7,604
	Visa Inc.	4.300%	12/14/2045	11,473	9,962
	Visa Inc.	3.650%	9/15/2047	4,365	3,384
	Wells Fargo & Co.	3.068%	4/30/2041	11,531	8,896
8

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Wells Fargo & Co.	5.375%	11/2/2043	15,738	15,259
	Wells Fargo & Co.	5.606%	1/15/2044	63,668	63,005
	Wells Fargo & Co.	4.650%	11/4/2044	7,332	6,415
	Wells Fargo & Co.	3.900%	5/1/2045	8,414	6,807
	Wells Fargo & Co.	4.900%	11/17/2045	6,221	5,603
	Wells Fargo & Co.	4.400%	6/14/2046	14,069	11,763
	Wells Fargo & Co.	4.750%	12/7/2046	18,323	16,076
	Wells Fargo & Co.	5.433%	1/23/2047	26,800	26,269
	Wells Fargo & Co.	5.013%	4/4/2051	42,840	39,132
	Wells Fargo & Co.	4.611%	4/25/2053	27,374	23,445
	Wells Fargo Bank NA	5.850%	2/1/2037	2,000	2,105
	Wells Fargo Bank NA	6.600%	1/15/2038	3,000	3,344
	Westpac Banking Corp.	2.963%	11/16/2040	2,211	1,682
	Westpac Banking Corp.	3.133%	11/18/2041	4,318	3,260
[7]	Wynnton Funding Trust II	5.991%	8/15/2055	4,345	4,392
					1,867,684
Health Care (11.6%)
	Abbott Laboratories	5.300%	5/27/2040	3,466	3,557
	Abbott Laboratories	4.900%	11/30/2046	16,350	15,235
	AbbVie Inc.	4.050%	11/21/2039	7,635	6,788
	AbbVie Inc.	4.400%	11/6/2042	6,217	5,532
	AbbVie Inc.	5.350%	3/15/2044	5,716	5,644
	AbbVie Inc.	4.850%	6/15/2044	21,922	20,260
	AbbVie Inc.	4.700%	5/14/2045	16,274	14,699
	AbbVie Inc.	4.450%	5/14/2046	6,471	5,613
	AbbVie Inc.	4.875%	11/14/2048	3,217	2,916
	AbbVie Inc.	4.250%	11/21/2049	71,178	58,689
	AbbVie Inc.	5.400%	3/15/2054	5,879	5,694
	AbbVie Inc.	5.500%	3/15/2064	5,719	5,537
	AdventHealth Obligated Group	2.795%	11/15/2051	3,171	1,974
	Advocate Health & Hospitals Corp.	4.272%	8/15/2048	5,453	4,555
	Advocate Health & Hospitals Corp.	3.387%	10/15/2049	7,803	5,588
	Aetna Inc.	4.750%	3/15/2044	1,741	1,509
[4]	Allina Health System	3.887%	4/15/2049	3,607	2,780
	Amgen Inc.	4.950%	10/1/2041	2,415	2,269
	Amgen Inc.	5.650%	6/15/2042	3,000	3,022
	Amgen Inc.	5.600%	3/2/2043	4,901	4,928
	AstraZeneca plc	4.000%	9/18/2042	278	239
	AstraZeneca plc	4.375%	8/17/2048	12,000	10,408
	AstraZeneca plc	3.000%	5/28/2051	11,324	7,606
	Baptist Health South Florida Obligated Group	3.115%	11/15/2071	2,337	1,357
	Baptist Healthcare System Obligated Group	3.540%	8/15/2050	1,503	1,083
	Baylor Scott & White Holdings	2.839%	11/15/2050	7,343	4,665
	Beth Israel Lahey Health Inc.	3.080%	7/1/2051	1,950	1,272
[6]	BMS Ireland Capital Funding DAC	4.581%	11/10/2055	600	695
	Bristol-Myers Squibb Co.	4.125%	6/15/2039	13,807	12,462
	Bristol-Myers Squibb Co.	2.350%	11/13/2040	17,087	12,080
	Bristol-Myers Squibb Co.	4.350%	11/15/2047	3,386	2,848
	Bristol-Myers Squibb Co.	4.550%	2/20/2048	777	669
	Bristol-Myers Squibb Co.	4.250%	10/26/2049	58,510	47,719
	Bristol-Myers Squibb Co.	2.550%	11/13/2050	6,436	3,801
	Bristol-Myers Squibb Co.	3.700%	3/15/2052	10,460	7,658
	Bristol-Myers Squibb Co.	3.900%	3/15/2062	28,696	20,713
	Children's Health System of Texas	2.511%	8/15/2050	2,757	1,633
	Children's Hospital of Philadelphia	2.704%	7/1/2050	1,353	838
	Cigna Group	6.000%	1/15/2056	6,090	6,205
	City of Hope	5.623%	11/15/2043	1,955	1,936
	City of Hope	4.378%	8/15/2048	1,753	1,444
	CommonSpirit Health	4.187%	10/1/2049	8,497	6,723
	CommonSpirit Health	5.662%	9/1/2055	4,350	4,221
	Danaher Corp.	2.600%	10/1/2050	4,094	2,498
	Danaher Corp.	2.800%	12/10/2051	2,399	1,520
	Dignity Health	4.500%	11/1/2042	1,052	923
	Dignity Health	5.267%	11/1/2064	765	687
	Elevance Health Inc.	5.650%	6/15/2054	3,510	3,387
	Elevance Health Inc.	5.700%	2/15/2055	3,580	3,489
	Eli Lilly & Co.	3.875%	3/15/2039	100	87
	Eli Lilly & Co.	5.000%	2/9/2054	4,027	3,720
	Eli Lilly & Co.	5.050%	8/14/2054	23,441	21,833
9

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Eli Lilly & Co.	5.500%	2/12/2055	9,860	9,812
	Eli Lilly & Co.	4.950%	2/27/2063	7,011	6,280
	Eli Lilly & Co.	5.100%	2/9/2064	10,206	9,362
	Eli Lilly & Co.	5.600%	2/12/2065	27,927	27,746
	Eli Lilly & Co.	5.650%	10/15/2065	5,415	5,412
	GE HealthCare Technologies Inc.	4.950%	12/15/2035	1,130	1,119
	GE HealthCare Technologies Inc.	6.377%	11/22/2052	3,000	3,254
	Gilead Sciences Inc.	4.800%	4/1/2044	8,700	8,019
	Gilead Sciences Inc.	5.550%	10/15/2053	12,160	12,068
	Gilead Sciences Inc.	5.500%	11/15/2054	18,800	18,518
	Gilead Sciences Inc.	5.600%	11/15/2064	4,335	4,284
	GlaxoSmithKline Capital Inc.	6.375%	5/15/2038	3,603	4,035
	Hackensack Meridian Health Inc.	2.875%	9/1/2050	1,378	871
	HCA Inc.	5.700%	11/15/2055	9,705	9,243
	Iowa Health System	3.665%	2/15/2050	2,610	1,946
	Johnson & Johnson	3.700%	3/1/2046	14,310	11,546
	Johnson & Johnson	3.750%	3/3/2047	19,221	15,430
	Kaiser Foundation Hospitals	2.810%	6/1/2041	11,257	8,362
	Kaiser Foundation Hospitals	4.150%	5/1/2047	4,943	4,105
	Kaiser Foundation Hospitals	3.266%	11/1/2049	205	144
	Kaiser Foundation Hospitals	3.002%	6/1/2051	26,969	17,607
	Mass General Brigham Inc.	3.342%	7/1/2060	2,810	1,837
	Mayo Clinic	3.196%	11/15/2061	9,496	6,064
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/2052	2,000	1,606
	Merck & Co. Inc.	3.900%	3/7/2039	4,400	3,912
	Merck & Co. Inc.	4.150%	5/18/2043	428	367
	Merck & Co. Inc.	4.900%	5/17/2044	12,077	11,309
	Merck & Co. Inc.	3.700%	2/10/2045	39,123	30,992
	Merck & Co. Inc.	5.500%	3/15/2046	13,140	13,057
	Merck & Co. Inc.	2.750%	12/10/2051	8,864	5,449
	Merck & Co. Inc.	5.700%	9/15/2055	25,030	25,126
	Merck & Co. Inc.	5.550%	12/4/2055	19,815	19,499
	Merck & Co. Inc.	2.900%	12/10/2061	2,320	1,340
	Merck & Co. Inc.	5.150%	5/17/2063	1,504	1,365
	Merck & Co. Inc.	5.700%	12/4/2065	10,685	10,527
	Mount Nittany Medical Center Obligated Group	3.799%	11/15/2052	1,000	744
	MyMichigan Health	3.409%	6/1/2050	5,000	3,477
	New York & Presbyterian Hospital	4.063%	8/1/2056	3,941	3,081
	Northwell Healthcare Inc.	4.800%	11/1/2042	1,052	942
	Northwell Healthcare Inc.	3.979%	11/1/2046	1,954	1,544
	Northwell Healthcare Inc.	4.260%	11/1/2047	1,042	856
	Northwell Healthcare Inc.	3.809%	11/1/2049	2,322	1,738
	Northwestern Memorial Healthcare Obligated Group	2.633%	7/15/2051	3,757	2,305
	Novant Health Inc.	3.168%	11/1/2051	5,757	3,824
	Novartis Capital Corp.	4.400%	5/6/2044	18,519	16,434
	Novartis Capital Corp.	4.700%	9/18/2054	4,580	4,061
	NYU Langone Hospitals	4.784%	7/1/2044	1,954	1,789
[4]	Orlando Health Obligated Group	3.327%	10/1/2050	1,461	1,051
	PeaceHealth Obligated Group	4.787%	11/15/2048	1,564	1,359
	Pfizer Inc.	4.100%	9/15/2038	9,341	8,529
	Pfizer Inc.	3.900%	3/15/2039	19,485	17,189
	Pfizer Inc.	7.200%	3/15/2039	18,405	21,897
	Pfizer Inc.	2.550%	5/28/2040	5,274	3,871
	Pfizer Inc.	4.300%	6/15/2043	3,059	2,670
	Pfizer Inc.	4.400%	5/15/2044	4,087	3,644
	Pfizer Inc.	4.125%	12/15/2046	3,867	3,188
	Pfizer Inc.	4.200%	9/15/2048	2,552	2,106
	Pfizer Inc.	5.600%	11/15/2055	5,810	5,773
	Pfizer Inc.	5.700%	11/15/2065	1,485	1,464
	Pfizer Investment Enterprises Pte Ltd.	5.110%	5/19/2043	55,116	52,956
	Pfizer Investment Enterprises Pte Ltd.	5.300%	5/19/2053	31,885	30,215
	Pfizer Investment Enterprises Pte Ltd.	5.340%	5/19/2063	25,083	23,306
	Piedmont Healthcare Inc.	2.719%	1/1/2042	2,171	1,545
[4]	Providence St. Joseph Health Obligated Group	3.930%	10/1/2048	50	39
[7]	Roche Holdings Inc.	2.607%	12/13/2051	11,466	7,012
[7]	Roche Holdings Inc.	5.218%	3/8/2054	4,519	4,377
	Stanford Health Care	3.027%	8/15/2051	8,638	5,659
	Sutter Health	3.161%	8/15/2040	6,933	5,439
	Sutter Health	5.547%	8/15/2053	1,586	1,582
[6]	Thermo Fisher Scientific Finance I BV	1.625%	10/18/2041	400	339
10

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Thermo Fisher Scientific Finance I BV	2.000%	10/18/2051	200	149
	Thermo Fisher Scientific Inc.	4.894%	10/7/2037	6,960	6,903
[4]	Trinity Health Corp.	3.434%	12/1/2048	1,101	831
	UnitedHealth Group Inc.	5.800%	3/15/2036	85	90
	UnitedHealth Group Inc.	3.500%	8/15/2039	5,569	4,597
	UnitedHealth Group Inc.	2.750%	5/15/2040	1,642	1,214
	UnitedHealth Group Inc.	5.950%	2/15/2041	8,946	9,335
	UnitedHealth Group Inc.	3.050%	5/15/2041	17,141	12,884
	UnitedHealth Group Inc.	4.375%	3/15/2042	18,189	15,905
	UnitedHealth Group Inc.	3.950%	10/15/2042	4,108	3,384
	UnitedHealth Group Inc.	5.500%	7/15/2044	20,486	20,141
	UnitedHealth Group Inc.	4.750%	7/15/2045	33,679	30,039
	UnitedHealth Group Inc.	4.250%	4/15/2047	12,179	9,967
	UnitedHealth Group Inc.	3.750%	10/15/2047	7,202	5,446
	UnitedHealth Group Inc.	4.250%	6/15/2048	22,943	18,656
	UnitedHealth Group Inc.	3.700%	8/15/2049	18,322	13,502
	UnitedHealth Group Inc.	2.900%	5/15/2050	3,214	2,039
	UnitedHealth Group Inc.	3.250%	5/15/2051	27,502	18,492
	UnitedHealth Group Inc.	4.750%	5/15/2052	12,297	10,562
	UnitedHealth Group Inc.	5.875%	2/15/2053	7,555	7,590
	UnitedHealth Group Inc.	5.375%	4/15/2054	15,051	14,106
	UnitedHealth Group Inc.	5.625%	7/15/2054	34,556	33,637
	UnitedHealth Group Inc.	3.875%	8/15/2059	2,345	1,673
	UnitedHealth Group Inc.	4.950%	5/15/2062	4,000	3,430
	UnitedHealth Group Inc.	6.050%	2/15/2063	3,594	3,647
	UnitedHealth Group Inc.	5.200%	4/15/2063	10,445	9,292
	UnitedHealth Group Inc.	5.500%	4/15/2064	17,732	16,555
	Wyeth LLC	5.950%	4/1/2037	7,065	7,593
	Yale-New Haven Health Services Corp.	2.496%	7/1/2050	1,378	812
					1,213,297
Industrials (6.1%)
	Amphenol Corp.	4.625%	2/15/2036	8,589	8,393
	Amphenol Corp.	5.300%	11/15/2055	16,122	15,420
[7]	BAE Systems plc	5.500%	3/26/2054	13,963	14,017
	Boeing Co.	3.900%	5/1/2049	2,175	1,626
	Boeing Co.	5.805%	5/1/2050	1,180	1,164
	Boeing Co.	6.858%	5/1/2054	5,242	5,908
	Boeing Co.	5.930%	5/1/2060	2,000	1,969
	Boeing Co.	7.008%	5/1/2064	1,842	2,103
	Burlington Northern Santa Fe LLC	5.050%	3/1/2041	3,000	2,952
	Burlington Northern Santa Fe LLC	4.950%	9/15/2041	2,148	2,076
	Burlington Northern Santa Fe LLC	4.400%	3/15/2042	15,481	13,830
	Burlington Northern Santa Fe LLC	4.375%	9/1/2042	26,678	23,670
	Burlington Northern Santa Fe LLC	4.450%	3/15/2043	1,500	1,331
	Burlington Northern Santa Fe LLC	5.150%	9/1/2043	2,552	2,472
	Burlington Northern Santa Fe LLC	4.900%	4/1/2044	4,066	3,823
	Burlington Northern Santa Fe LLC	4.550%	9/1/2044	26,772	23,780
	Burlington Northern Santa Fe LLC	4.150%	4/1/2045	6,196	5,198
	Burlington Northern Santa Fe LLC	4.050%	6/15/2048	5,104	4,129
	Burlington Northern Santa Fe LLC	4.150%	12/15/2048	16,365	13,378
	Burlington Northern Santa Fe LLC	3.550%	2/15/2050	14,497	10,609
	Burlington Northern Santa Fe LLC	3.050%	2/15/2051	4,428	2,923
	Burlington Northern Santa Fe LLC	3.300%	9/15/2051	13,475	9,316
	Burlington Northern Santa Fe LLC	2.875%	6/15/2052	5,860	3,683
	Burlington Northern Santa Fe LLC	5.200%	4/15/2054	4,586	4,315
	Burlington Northern Santa Fe LLC	5.500%	3/15/2055	8,238	8,104
	Burlington Northern Santa Fe LLC	5.800%	3/15/2056	15,830	16,223
	Canadian National Railway Co.	3.650%	2/3/2048	15,311	11,698
	Caterpillar Inc.	3.803%	8/15/2042	19,467	16,337
	CSX Corp.	4.750%	5/30/2042	5,071	4,692
	CSX Corp.	3.800%	11/1/2046	4,214	3,309
	CSX Corp.	3.350%	9/15/2049	13,025	9,220
	CSX Corp.	3.800%	4/15/2050	1,167	887
	CSX Corp.	4.500%	11/15/2052	6,000	5,099
	CSX Corp.	4.900%	3/15/2055	19,636	17,636
	Deere & Co.	5.700%	1/19/2055	3,220	3,346
[7,9]	Fedex Freight Holding Co. Inc.	5.250%	3/15/2036	2,970	2,949
	General Dynamics Corp.	4.250%	4/1/2040	8,641	7,877
	Honeywell International Inc.	5.375%	3/1/2041	6,360	6,502
11

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Honeywell International Inc.	2.800%	6/1/2050	3,480	2,295
	Honeywell International Inc.	5.250%	3/1/2054	44,608	42,277
	Honeywell International Inc.	5.350%	3/1/2064	2,420	2,310
	Lockheed Martin Corp.	4.070%	12/15/2042	10,459	8,964
	Lockheed Martin Corp.	3.800%	3/1/2045	8,646	6,954
	Lockheed Martin Corp.	4.700%	5/15/2046	4,572	4,140
	Lockheed Martin Corp.	2.800%	6/15/2050	26,569	16,948
	Lockheed Martin Corp.	4.090%	9/15/2052	24,031	19,105
	Lockheed Martin Corp.	4.150%	6/15/2053	26,008	20,839
	Lockheed Martin Corp.	4.300%	6/15/2062	5,168	4,090
	Lockheed Martin Corp.	5.900%	11/15/2063	3,000	3,109
	Lockheed Martin Corp.	5.200%	2/15/2064	7,532	6,972
	Norfolk Southern Corp.	2.900%	8/25/2051	12,800	8,060
	Northrop Grumman Corp.	5.050%	11/15/2040	8,184	8,110
	Northrop Grumman Corp.	4.030%	10/15/2047	8,875	7,168
	Northrop Grumman Corp.	5.250%	5/1/2050	700	667
	Northrop Grumman Corp.	4.950%	3/15/2053	3,142	2,852
	Northrop Grumman Corp.	5.200%	6/1/2054	33,152	31,215
	RTX Corp.	6.125%	7/15/2038	164	179
	RTX Corp.	5.700%	4/15/2040	1,000	1,047
	RTX Corp.	4.875%	10/15/2040	5,477	5,281
[7]	Siemens Funding BV	5.800%	5/28/2055	4,510	4,696
[7]	Siemens Funding BV	5.900%	5/28/2065	2,050	2,139
	Union Pacific Corp.	3.200%	5/20/2041	14,135	11,068
	Union Pacific Corp.	3.375%	2/14/2042	25,755	20,201
	Union Pacific Corp.	3.500%	2/14/2053	19,311	13,672
	Union Pacific Corp.	5.600%	12/1/2054	18,899	18,818
	Union Pacific Corp.	3.550%	5/20/2061	7,729	5,179
	Union Pacific Corp.	5.150%	1/20/2063	17,912	16,314
	Union Pacific Corp.	3.850%	2/14/2072	8,674	5,994
	United Parcel Service Inc.	3.625%	10/1/2042	196	157
	United Parcel Service Inc.	4.250%	3/15/2049	8,615	7,092
	United Parcel Service Inc.	3.400%	9/1/2049	4,650	3,294
	United Parcel Service Inc.	5.500%	5/22/2054	16,858	16,377
	United Parcel Service Inc.	5.950%	5/14/2055	2,175	2,244
	United Parcel Service Inc.	6.050%	5/14/2065	3,495	3,609
	Waste Management Inc.	5.350%	10/15/2054	16,910	16,437
					641,837
Materials (1.3%)
	BHP Billiton Finance USA Ltd.	4.125%	2/24/2042	15,062	13,033
	BHP Billiton Finance USA Ltd.	5.000%	9/30/2043	17,212	16,383
	BHP Billiton Finance USA Ltd.	5.500%	9/8/2053	4,014	3,973
	BHP Billiton Finance USA Ltd.	5.750%	9/5/2055	8,170	8,359
	Corp. Nacional del Cobre de Chile	6.780%	1/13/2055	2,410	2,580
	CRH America Finance Inc.	5.600%	2/9/2056	10,000	9,828
[6]	Dow Chemical Co.	1.875%	3/15/2040	700	591
	Ecolab Inc.	2.700%	12/15/2051	12,390	7,672
[7]	Glencore Funding LLC	6.141%	4/1/2055	16,815	17,604
	Linde Inc.	3.550%	11/7/2042	1,807	1,452
	Linde Inc.	2.000%	8/10/2050	112	60
	Martin Marietta Materials Inc.	5.500%	12/1/2054	4	4
	Nucor Corp.	5.200%	8/1/2043	1,000	973
	Nucor Corp.	4.400%	5/1/2048	1,000	853
	Rio Tinto Alcan Inc.	5.750%	6/1/2035	2,000	2,130
	Rio Tinto Finance USA Ltd.	5.200%	11/2/2040	2,292	2,279
	Rio Tinto Finance USA Ltd.	2.750%	11/2/2051	20,435	12,601
	Rio Tinto Finance USA plc	4.125%	8/21/2042	17,956	15,419
	Rio Tinto Finance USA plc	5.125%	3/9/2053	4,122	3,846
	Rio Tinto Finance USA plc	5.750%	3/14/2055	15,310	15,598
	Rio Tinto Finance USA plc	5.875%	3/14/2065	3,470	3,549
					138,787
Real Estate (0.6%)
	American Homes 4 Rent LP	3.375%	7/15/2051	2,045	1,369
	American Homes 4 Rent LP	4.300%	4/15/2052	2,500	1,972
	Essex Portfolio LP	4.500%	3/15/2048	1,828	1,548
	Mid-America Apartments LP	2.875%	9/15/2051	2,410	1,530
[6]	Prologis Euro Finance LLC	3.875%	9/22/2037	319	374
[6]	Prologis Euro Finance LLC	4.250%	1/31/2043	1,000	1,155
	Prologis LP	3.050%	3/1/2050	6,104	4,054
12

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Prologis LP	5.250%	6/15/2053	2,361	2,246
	Prologis LP	5.250%	3/15/2054	2,893	2,747
	Public Storage Operating Co.	5.350%	8/1/2053	7,761	7,491
	Realty Income Corp.	5.375%	9/1/2054	3,686	3,553
	Simon Property Group LP	6.750%	2/1/2040	1,152	1,318
	Simon Property Group LP	4.250%	10/1/2044	3,011	2,544
	Simon Property Group LP	4.250%	11/30/2046	3,000	2,507
	Simon Property Group LP	3.250%	9/13/2049	19,990	13,773
	Simon Property Group LP	3.800%	7/15/2050	1,686	1,271
	Simon Property Group LP	5.850%	3/8/2053	5,482	5,583
	Simon Property Group LP	6.650%	1/15/2054	4,231	4,735
[6]	Unibail-Rodamco-Westfield SE	1.750%	7/1/2049	900	614
					60,384
Technology (6.3%)
	Advanced Micro Devices Inc.	4.393%	6/1/2052	3,510	2,948
	Apple Inc.	3.850%	5/4/2043	34,227	28,752
	Apple Inc.	3.450%	2/9/2045	24,076	18,661
	Apple Inc.	4.250%	2/9/2047	25,116	21,463
	Apple Inc.	3.750%	11/13/2047	8,963	7,073
	Apple Inc.	2.950%	9/11/2049	8,600	5,741
	Apple Inc.	2.650%	2/8/2051	44,470	27,432
	Apple Inc.	2.700%	8/5/2051	31,387	19,458
	Applied Materials Inc.	5.100%	10/1/2035	95	97
	Broadcom Inc.	4.800%	2/15/2036	6,601	6,511
[7]	Broadcom Inc.	4.926%	5/15/2037	5,000	4,925
	Broadcom Inc.	4.900%	2/15/2038	68,018	66,548
	Broadcom Inc.	3.500%	2/15/2041	13,189	10,705
	Broadcom Inc.	5.700%	1/15/2056	13,242	13,340
	Cisco Systems Inc.	5.900%	2/15/2039	8,447	9,083
	Cisco Systems Inc.	5.500%	1/15/2040	25,212	26,081
	Cisco Systems Inc.	5.300%	2/26/2054	10,774	10,305
	Cisco Systems Inc.	5.500%	2/24/2055	6,070	5,990
	Cisco Systems Inc.	5.350%	2/26/2064	5,070	4,797
[7]	Foundry JV Holdco LLC	6.100%	1/25/2036	8,544	8,986
[7]	Foundry JV Holdco LLC	6.200%	1/25/2037	14,030	14,828
	Hewlett Packard Enterprise Co.	5.600%	10/15/2054	4,855	4,451
	IBM International Capital Pte. Ltd.	5.250%	2/5/2044	37,825	36,374
	IBM International Capital Pte. Ltd.	5.300%	2/5/2054	14,323	13,273
	Intel Corp.	2.800%	8/12/2041	4,971	3,506
	Intel Corp.	5.625%	2/10/2043	4,093	3,987
	Intel Corp.	3.734%	12/8/2047	5,401	3,889
	Intel Corp.	3.250%	11/15/2049	870	565
	Intel Corp.	4.750%	3/25/2050	3,620	2,990
	Intel Corp.	3.050%	8/12/2051	3,465	2,157
	Intel Corp.	3.100%	2/15/2060	4,340	2,478
	International Business Machines Corp.	4.150%	5/15/2039	17,609	15,697
	International Business Machines Corp.	4.000%	6/20/2042	4,654	3,891
	International Business Machines Corp.	4.250%	5/15/2049	22,992	18,553
	International Business Machines Corp.	3.430%	2/9/2052	6,594	4,512
	International Business Machines Corp.	4.900%	7/27/2052	16,029	14,070
[9]	International Business Machines Corp.	5.800%	2/3/2056	6,289	6,264
	KLA Corp.	5.000%	3/15/2049	1,326	1,231
	KLA Corp.	4.950%	7/15/2052	3,998	3,643
	Microsoft Corp.	2.525%	6/1/2050	108,974	66,024
	Microsoft Corp.	2.500%	9/15/2050	8,700	5,243
	Microsoft Corp.	2.921%	3/17/2052	51,981	33,858
	Microsoft Corp.	2.675%	6/1/2060	7,877	4,467
	Microsoft Corp.	3.041%	3/17/2062	9,995	6,159
	NVIDIA Corp.	3.500%	4/1/2040	14,926	12,602
	NVIDIA Corp.	3.500%	4/1/2050	18,967	14,056
	NVIDIA Corp.	3.700%	4/1/2060	10,107	7,382
	QUALCOMM Inc.	4.300%	5/20/2047	27,605	23,063
	QUALCOMM Inc.	4.500%	5/20/2052	4,916	4,131
	QUALCOMM Inc.	6.000%	5/20/2053	2,390	2,505
	Salesforce Inc.	2.700%	7/15/2041	5,402	3,872
	Salesforce Inc.	2.900%	7/15/2051	4,042	2,528
	Texas Instruments Inc.	2.700%	9/15/2051	3,000	1,838
	Texas Instruments Inc.	4.100%	8/16/2052	1,250	999
	Texas Instruments Inc.	5.150%	2/8/2054	3,682	3,488
13

Long-Term Investment-Grade Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Texas Instruments Inc.	5.050%	5/18/2063	10,264	9,240
				656,710
Utilities (15.4%)
AEP Texas Inc.	5.850%	10/15/2055	3,100	3,046
AEP Transmission Co. LLC	3.750%	12/1/2047	21,097	16,116
AEP Transmission Co. LLC	3.650%	4/1/2050	138	102
AEP Transmission Co. LLC	4.500%	6/15/2052	2,412	2,033
AEP Transmission Co. LLC	5.400%	3/15/2053	1,190	1,150
Alabama Power Co.	6.000%	3/1/2039	5,617	6,015
Alabama Power Co.	5.500%	3/15/2041	13,733	13,758
Alabama Power Co.	5.200%	6/1/2041	11,499	11,318
Alabama Power Co.	3.850%	12/1/2042	1,076	882
Alabama Power Co.	3.750%	3/1/2045	17,644	13,865
Alabama Power Co.	3.450%	10/1/2049	554	397
Alabama Power Co.	3.125%	7/15/2051	2,906	1,928
Ameren Illinois Co.	4.500%	3/15/2049	12,578	10,797
Ameren Illinois Co.	2.900%	6/15/2051	3,172	2,007
Ameren Illinois Co.	5.900%	12/1/2052	2,763	2,850
Appalachian Power Co.	4.400%	5/15/2044	2,097	1,764
Appalachian Power Co.	3.700%	5/1/2050	3,760	2,753
Arizona Public Service Co.	5.900%	8/15/2055	14,550	14,795
Atmos Energy Corp.	4.150%	1/15/2043	1,521	1,298
Atmos Energy Corp.	4.125%	10/15/2044	2,150	1,814
Atmos Energy Corp.	3.375%	9/15/2049	6,281	4,418
Atmos Energy Corp.	5.000%	12/15/2054	16,495	14,919
Atmos Energy Corp.	5.450%	1/15/2056	7,370	7,122
Baltimore Gas & Electric Co.	6.350%	10/1/2036	1,176	1,299
Baltimore Gas & Electric Co.	3.750%	8/15/2047	1,500	1,142
Baltimore Gas & Electric Co.	4.250%	9/15/2048	19,737	16,177
Baltimore Gas & Electric Co.	4.550%	6/1/2052	5,982	5,032
Berkshire Hathaway Energy Co.	6.125%	4/1/2036	42	46
Berkshire Hathaway Energy Co.	5.950%	5/15/2037	4,983	5,365
Berkshire Hathaway Energy Co.	5.150%	11/15/2043	15,638	14,968
Berkshire Hathaway Energy Co.	4.500%	2/1/2045	27,914	24,256
Berkshire Hathaway Energy Co.	3.800%	7/15/2048	112	86
Berkshire Hathaway Energy Co.	4.450%	1/15/2049	5,128	4,274
Berkshire Hathaway Energy Co.	2.850%	5/15/2051	3,000	1,861
CenterPoint Energy Houston Electric LLC	2.900%	7/1/2050	5,334	3,425
CenterPoint Energy Houston Electric LLC	3.600%	3/1/2052	2,000	1,462
CenterPoint Energy Houston Electric LLC	4.850%	10/1/2052	52	46
CenterPoint Energy Houston Electric LLC	5.300%	4/1/2053	1,842	1,755
CenterPoint Energy Resources Corp.	5.850%	1/15/2041	1,500	1,561
CMS Energy Corp.	4.875%	3/1/2044	3,048	2,725
Commonwealth Edison Co.	5.900%	3/15/2036	2,956	3,166
Commonwealth Edison Co.	3.800%	10/1/2042	16,152	13,032
Commonwealth Edison Co.	4.600%	8/15/2043	8,661	7,715
Commonwealth Edison Co.	4.700%	1/15/2044	2,647	2,373
Commonwealth Edison Co.	3.700%	3/1/2045	13,244	10,322
Commonwealth Edison Co.	4.350%	11/15/2045	8,500	7,240
Commonwealth Edison Co.	3.650%	6/15/2046	3,318	2,537
Commonwealth Edison Co.	4.000%	3/1/2049	10,053	7,961
Commonwealth Edison Co.	3.000%	3/1/2050	2,000	1,311
Commonwealth Edison Co.	3.125%	3/15/2051	2,138	1,418
Commonwealth Edison Co.	2.750%	9/1/2051	1,500	919
Commonwealth Edison Co.	3.850%	3/15/2052	1,500	1,126
Commonwealth Edison Co.	5.300%	2/1/2053	2,290	2,163
Commonwealth Edison Co.	5.950%	6/1/2055	11,905	12,303
Connecticut Light & Power Co.	6.350%	6/1/2036	956	1,044
Connecticut Light & Power Co.	4.300%	4/15/2044	1,502	1,286
Connecticut Light & Power Co.	4.150%	6/1/2045	12,588	10,434
Consolidated Edison Co of New York Inc.	5.750%	11/15/2055	2,555	2,553
Consolidated Edison Co. of New York Inc.	5.850%	3/15/2036	956	1,014
Consolidated Edison Co. of New York Inc.	6.200%	6/15/2036	2,930	3,188
Consolidated Edison Co. of New York Inc.	6.750%	4/1/2038	1,818	2,082
Consolidated Edison Co. of New York Inc.	5.500%	12/1/2039	6,987	7,142
Consolidated Edison Co. of New York Inc.	5.700%	6/15/2040	861	894
Consolidated Edison Co. of New York Inc.	4.200%	3/15/2042	8,145	6,950
Consolidated Edison Co. of New York Inc.	3.950%	3/1/2043	9,516	7,812
Consolidated Edison Co. of New York Inc.	4.450%	3/15/2044	40,131	34,886
14

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/2045	86	74
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/2046	10,026	7,858
	Consolidated Edison Co. of New York Inc.	3.875%	6/15/2047	1,068	829
	Consolidated Edison Co. of New York Inc.	4.650%	12/1/2048	3,063	2,648
	Consolidated Edison Co. of New York Inc.	4.125%	5/15/2049	1,086	864
	Consolidated Edison Co. of New York Inc.	3.950%	4/1/2050	2,000	1,553
	Consolidated Edison Co. of New York Inc.	3.200%	12/1/2051	28,643	18,988
	Consolidated Edison Co. of New York Inc.	5.900%	11/15/2053	16,716	17,020
	Consolidated Edison Co. of New York Inc.	5.700%	5/15/2054	19,521	19,441
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/2058	1,041	848
	Consolidated Edison Co. of New York Inc.	3.000%	12/1/2060	8,330	4,883
	Constellation Energy Generation LLC	5.875%	1/15/2066	2,830	2,767
	Consumers Energy Co.	3.750%	2/15/2050	2,090	1,576
	Consumers Energy Co.	3.100%	8/15/2050	22,969	15,432
	Consumers Energy Co.	2.650%	8/15/2052	1,032	628
	Consumers Energy Co.	4.200%	9/1/2052	2,500	2,014
	Dominion Energy Inc.	4.050%	9/15/2042	9	7
	Dominion Energy Inc.	4.850%	8/15/2052	1,500	1,289
	Dominion Energy Inc.	7.000%	6/1/2054	4,096	4,424
	Dominion Energy South Carolina Inc.	6.050%	1/15/2038	3,778	4,074
	Dominion Energy South Carolina Inc.	5.450%	2/1/2041	3,000	3,015
	Dominion Energy South Carolina Inc.	4.600%	6/15/2043	2,340	2,104
	Dominion Energy South Carolina Inc.	6.250%	10/15/2053	3,093	3,320
	DTE Electric Co.	4.300%	7/1/2044	3,320	2,851
	DTE Electric Co.	3.700%	3/15/2045	2,921	2,287
	DTE Electric Co.	2.950%	3/1/2050	2,533	1,674
	DTE Electric Co.	3.250%	4/1/2051	2,000	1,375
	DTE Electric Co.	5.400%	4/1/2053	2,386	2,319
	DTE Electric Co.	5.850%	5/15/2055	4,190	4,310
	Duke Energy Carolinas LLC	5.300%	2/15/2040	6,888	6,937
	Duke Energy Carolinas LLC	4.250%	12/15/2041	7,251	6,393
	Duke Energy Carolinas LLC	4.000%	9/30/2042	32,230	27,133
	Duke Energy Carolinas LLC	3.750%	6/1/2045	2,429	1,912
	Duke Energy Carolinas LLC	3.875%	3/15/2046	2,086	1,648
	Duke Energy Carolinas LLC	3.700%	12/1/2047	1,586	1,207
	Duke Energy Carolinas LLC	3.200%	8/15/2049	957	655
	Duke Energy Carolinas LLC	3.450%	4/15/2051	8,745	6,179
	Duke Energy Carolinas LLC	3.550%	3/15/2052	2,600	1,869
	Duke Energy Corp.	6.100%	9/15/2053	2,462	2,537
	Duke Energy Corp.	5.800%	6/15/2054	7,619	7,520
	Duke Energy Florida LLC	4.850%	12/1/2035	6,975	6,924
	Duke Energy Florida LLC	6.350%	9/15/2037	766	848
	Duke Energy Florida LLC	5.650%	4/1/2040	4,408	4,541
	Duke Energy Florida LLC	3.850%	11/15/2042	1,466	1,202
	Duke Energy Florida LLC	3.400%	10/1/2046	2,000	1,459
	Duke Energy Florida LLC	4.200%	7/15/2048	3,036	2,463
	Duke Energy Florida LLC	3.000%	12/15/2051	2,544	1,642
	Duke Energy Florida LLC	6.200%	11/15/2053	2,580	2,763
	Duke Energy Indiana LLC	6.120%	10/15/2035	1,012	1,094
	Duke Energy Indiana LLC	6.350%	8/15/2038	783	863
	Duke Energy Indiana LLC	6.450%	4/1/2039	1,324	1,469
	Duke Energy Indiana LLC	4.200%	3/15/2042	9,468	8,126
	Duke Energy Indiana LLC	4.900%	7/15/2043	22,691	21,192
	Duke Energy Indiana LLC	3.250%	10/1/2049	2,595	1,788
	Duke Energy Indiana LLC	2.750%	4/1/2050	10,163	6,372
	Duke Energy Indiana LLC	5.400%	4/1/2053	8,960	8,549
	Duke Energy Indiana LLC	5.900%	5/15/2055	7,510	7,688
	Duke Energy Ohio Inc.	3.700%	6/15/2046	7,825	5,975
	Duke Energy Ohio Inc.	4.300%	2/1/2049	1,036	849
	Duke Energy Ohio Inc.	5.650%	4/1/2053	810	800
	Duke Energy Progress LLC	4.100%	5/15/2042	2,250	1,910
	Duke Energy Progress LLC	4.100%	3/15/2043	17,371	14,603
	Duke Energy Progress LLC	4.150%	12/1/2044	13,597	11,309
	Duke Energy Progress LLC	4.200%	8/15/2045	7,062	5,877
	Duke Energy Progress LLC	3.600%	9/15/2047	2,086	1,559
	Duke Energy Progress LLC	2.500%	8/15/2050	1,086	635
	Duke Energy Progress LLC	2.900%	8/15/2051	22,042	13,873
	Duke Energy Progress LLC	4.000%	4/1/2052	2,146	1,662
	Duke Energy Progress LLC	5.550%	3/15/2055	9,134	9,006
[8]	Engie SA	5.750%	10/28/2050	200	255
15

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Entergy Arkansas LLC	4.200%	4/1/2049	1,500	1,211
	Entergy Arkansas LLC	2.650%	6/15/2051	2,808	1,669
	Entergy Arkansas LLC	5.750%	6/1/2054	4,286	4,288
	Entergy Arkansas LLC	5.750%	1/15/2056	4,690	4,693
	Entergy Corp.	3.750%	6/15/2050	3,500	2,549
	Entergy Louisiana LLC	4.200%	9/1/2048	1,537	1,241
	Entergy Louisiana LLC	4.200%	4/1/2050	1,500	1,194
	Entergy Louisiana LLC	2.900%	3/15/2051	2,954	1,850
	Entergy Texas Inc.	5.000%	9/15/2052	421	375
	Entergy Texas Inc.	5.800%	9/1/2053	980	977
	Entergy Texas Inc.	5.550%	9/15/2054	3,788	3,661
	Evergy Kansas Central Inc.	5.250%	3/15/2035	3,620	3,687
	Evergy Kansas Central Inc.	4.125%	3/1/2042	1,123	953
	Evergy Kansas Central Inc.	4.625%	9/1/2043	1,243	1,093
	Evergy Kansas Central Inc.	3.250%	9/1/2049	1,400	959
	Evergy Kansas Central Inc.	3.450%	4/15/2050	500	352
	Exelon Corp.	5.100%	6/15/2045	2,000	1,847
	Exelon Corp.	4.450%	4/15/2046	484	407
	Exelon Corp.	4.100%	3/15/2052	2,511	1,933
	Exelon Corp.	5.600%	3/15/2053	288	279
	Exelon Corp.	5.875%	3/15/2055	4,870	4,879
	FirstEnergy Corp.	4.850%	7/15/2047	3,500	3,094
	Florida Power & Light Co.	5.650%	2/1/2037	1,500	1,600
	Florida Power & Light Co.	5.960%	4/1/2039	1,071	1,154
	Florida Power & Light Co.	5.690%	3/1/2040	669	702
	Florida Power & Light Co.	5.250%	2/1/2041	2,797	2,788
	Florida Power & Light Co.	4.050%	6/1/2042	171	146
	Florida Power & Light Co.	3.700%	12/1/2047	3,000	2,302
	Florida Power & Light Co.	3.990%	3/1/2049	2,909	2,309
	Florida Power & Light Co.	2.875%	12/4/2051	3,000	1,915
	Florida Power & Light Co.	5.600%	2/15/2066	11,550	11,389
	Georgia Power Co.	4.750%	9/1/2040	22,306	21,171
	Georgia Power Co.	4.300%	3/15/2042	9,916	8,707
	Georgia Power Co.	3.700%	1/30/2050	7,845	5,863
	Georgia Power Co.	3.250%	3/15/2051	1,000	685
	Georgia Power Co.	5.125%	5/15/2052	570	530
	Georgia Power Co.	5.500%	10/1/2055	8,435	8,216
	Idaho Power Co.	5.500%	3/15/2053	1,610	1,571
	Indiana Michigan Power Co.	3.750%	7/1/2047	4,052	3,086
	Indiana Michigan Power Co.	4.250%	8/15/2048	2,726	2,213
	Indiana Michigan Power Co.	5.625%	4/1/2053	2,452	2,439
[4]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/2042	10,879	10,622
[4]	Johnsonville Aeroderivative Combustion Turbine Generation LLC	5.078%	10/1/2054	7,529	7,214
	Kentucky Utilities Co.	5.125%	11/1/2040	5,190	5,080
	Kentucky Utilities Co.	4.375%	10/1/2045	13,419	11,369
	Kentucky Utilities Co.	3.300%	6/1/2050	2,002	1,386
	Kentucky Utilities Co.	5.850%	8/15/2055	4,340	4,406
	Louisville Gas & Electric Co.	5.850%	8/15/2055	4,340	4,399
	MidAmerican Energy Co.	5.800%	10/15/2036	1,479	1,581
	MidAmerican Energy Co.	4.800%	9/15/2043	16,926	15,494
	MidAmerican Energy Co.	4.250%	5/1/2046	14,118	11,792
	MidAmerican Energy Co.	3.950%	8/1/2047	2,000	1,587
	MidAmerican Energy Co.	3.150%	4/15/2050	1,000	675
	MidAmerican Energy Co.	2.700%	8/1/2052	1,378	846
	MidAmerican Energy Co.	5.850%	9/15/2054	2,000	2,050
	MidAmerican Energy Co.	5.300%	2/1/2055	2,074	1,967
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/2049	8,203	6,857
	Nevada Power Co.	3.125%	8/1/2050	1,580	1,034
[7]	New England Power Co.	2.807%	10/6/2050	11,641	7,088
[7]	Niagara Mohawk Power Corp.	5.664%	1/17/2054	1,296	1,253
	NiSource Inc.	4.800%	2/15/2044	1,500	1,346
	NiSource Inc.	5.850%	4/1/2055	20,055	19,954
	Northern States Power Co.	6.250%	6/1/2036	831	914
	Northern States Power Co.	6.200%	7/1/2037	1,954	2,139
	Northern States Power Co.	5.350%	11/1/2039	936	946
	Northern States Power Co.	3.400%	8/15/2042	4,000	3,135
	Northern States Power Co.	4.000%	8/15/2045	1	1
	Northern States Power Co.	3.600%	9/15/2047	86	65
	Northern States Power Co.	2.600%	6/1/2051	6,853	4,176
	Northern States Power Co.	3.200%	4/1/2052	3,000	2,046
16

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Northern States Power Co.	4.500%	6/1/2052	3,102	2,628
	Northern States Power Co.	5.400%	3/15/2054	2,012	1,946
	Northern States Power Co.	5.650%	6/15/2054	4,096	4,101
	Northern States Power Co.	5.650%	5/15/2055	6,950	6,945
	NSTAR Electric Co.	3.100%	6/1/2051	1,000	669
	Oglethorpe Power Corp.	6.200%	12/1/2053	2,262	2,330
	Oglethorpe Power Corp.	5.800%	6/1/2054	2,745	2,688
	Ohio Power Co.	4.000%	6/1/2049	2,724	2,100
	Oklahoma Gas & Electric Co.	4.150%	4/1/2047	1,500	1,233
	Oklahoma Gas & Electric Co.	5.800%	4/1/2055	18,605	18,782
	Oncor Electric Delivery Co. LLC	7.500%	9/1/2038	1,435	1,725
	Oncor Electric Delivery Co. LLC	5.250%	9/30/2040	3,124	3,086
	Oncor Electric Delivery Co. LLC	3.800%	6/1/2049	1,435	1,080
	Oncor Electric Delivery Co. LLC	3.100%	9/15/2049	274	182
	Oncor Electric Delivery Co. LLC	3.700%	5/15/2050	2,195	1,614
	Oncor Electric Delivery Co. LLC	2.700%	11/15/2051	1,500	891
	Oncor Electric Delivery Co. LLC	4.950%	9/15/2052	12,785	11,367
	Oncor Electric Delivery Co. LLC	5.550%	6/15/2054	14,260	13,862
	Pacific Gas & Electric Co.	4.950%	7/1/2050	22,172	18,791
	Pacific Gas & Electric Co.	6.750%	1/15/2053	2,380	2,534
	PacifiCorp	6.350%	7/15/2038	4,455	4,685
	PECO Energy Co.	4.800%	10/15/2043	7,727	6,954
	PECO Energy Co.	4.150%	10/1/2044	452	378
	PECO Energy Co.	3.700%	9/15/2047	7,828	5,953
	PECO Energy Co.	3.900%	3/1/2048	6,130	4,822
	PECO Energy Co.	2.800%	6/15/2050	3,000	1,880
	PECO Energy Co.	3.050%	3/15/2051	3,180	2,081
	PECO Energy Co.	4.600%	5/15/2052	3,170	2,709
	PECO Energy Co.	4.375%	8/15/2052	3,920	3,228
	Potomac Electric Power Co.	6.500%	11/15/2037	1,171	1,305
	Potomac Electric Power Co.	7.900%	12/15/2038	143	177
	PPL Electric Utilities Corp.	6.450%	8/15/2037	3,877	4,297
	PPL Electric Utilities Corp.	6.250%	5/15/2039	8,624	9,439
	PPL Electric Utilities Corp.	5.200%	7/15/2041	1,195	1,156
	PPL Electric Utilities Corp.	4.125%	6/15/2044	1,671	1,398
	PPL Electric Utilities Corp.	3.950%	6/1/2047	9,319	7,494
	PPL Electric Utilities Corp.	4.150%	6/15/2048	86	70
	PPL Electric Utilities Corp.	5.250%	5/15/2053	2,282	2,175
	Public Service Co. of Colorado	6.250%	9/1/2037	1,016	1,099
	Public Service Co. of Colorado	3.600%	9/15/2042	13,413	10,525
	Public Service Co. of Colorado	4.300%	3/15/2044	2,864	2,425
	Public Service Co. of Colorado	3.800%	6/15/2047	2,387	1,826
	Public Service Co. of Colorado	4.050%	9/15/2049	18,243	14,275
	Public Service Co. of New Hampshire	5.150%	1/15/2053	1,108	1,026
	Public Service Electric & Gas Co.	3.950%	5/1/2042	106	89
	Public Service Electric & Gas Co.	3.650%	9/1/2042	116	92
	Public Service Electric & Gas Co.	3.600%	12/1/2047	2,000	1,502
	Public Service Electric & Gas Co.	3.850%	5/1/2049	2,909	2,251
	Public Service Electric & Gas Co.	3.200%	8/1/2049	1,076	742
	Public Service Electric & Gas Co.	2.700%	5/1/2050	14,960	9,334
	Public Service Electric & Gas Co.	3.000%	3/1/2051	4,842	3,175
	Public Service Electric & Gas Co.	5.125%	3/15/2053	2,504	2,338
	Public Service Electric & Gas Co.	5.450%	3/1/2054	4,054	3,959
	Public Service Electric & Gas Co.	5.500%	3/1/2055	8,230	8,096
	Public Service Electric & Gas Co.	5.625%	1/1/2056	4,690	4,694
	Puget Sound Energy Inc.	6.274%	3/15/2037	479	523
	Puget Sound Energy Inc.	5.757%	10/1/2039	1,052	1,096
	Puget Sound Energy Inc.	5.795%	3/15/2040	12,300	12,716
	Puget Sound Energy Inc.	4.300%	5/20/2045	382	318
	Puget Sound Energy Inc.	4.223%	6/15/2048	5,423	4,413
	Puget Sound Energy Inc.	3.250%	9/15/2049	26,205	17,819
[4,7]	Rayburn Country Securitization LLC	3.025%	12/1/2043	9,324	7,677
	San Diego Gas & Electric Co.	4.500%	8/15/2040	2,000	1,825
	San Diego Gas & Electric Co.	3.750%	6/1/2047	1,000	761
	San Diego Gas & Electric Co.	4.100%	6/15/2049	2,271	1,793
	San Diego Gas & Electric Co.	2.950%	8/15/2051	1,500	961
	San Diego Gas & Electric Co.	3.700%	3/15/2052	14,010	10,216
	San Diego Gas & Electric Co.	5.550%	4/15/2054	3,723	3,614
	Southern California Edison Co.	5.950%	2/1/2038	6,000	6,143
	Southern California Edison Co.	4.500%	9/1/2040	9,161	7,996
17

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Southern California Edison Co.	4.050%	3/15/2042	1,721	1,377
	Southern California Edison Co.	3.900%	3/15/2043	22,235	17,099
	Southern California Edison Co.	4.650%	10/1/2043	20,821	17,752
	Southern California Edison Co.	3.600%	2/1/2045	4,037	2,905
	Southern California Edison Co.	4.000%	4/1/2047	35,964	27,152
	Southern California Edison Co.	4.125%	3/1/2048	21,219	16,250
	Southern California Edison Co.	4.875%	3/1/2049	3,194	2,697
	Southern California Edison Co.	3.650%	2/1/2050	2,000	1,396
	Southern California Edison Co.	2.950%	2/1/2051	1,573	963
	Southern California Edison Co.	3.450%	2/1/2052	18,962	12,607
	Southern California Edison Co.	5.450%	6/1/2052	3,235	2,928
	Southern California Edison Co.	5.875%	12/1/2053	3,562	3,423
	Southern California Edison Co.	5.900%	3/1/2055	14,363	13,880
	Southern California Edison Co.	6.200%	9/15/2055	1,835	1,848
	Southern California Gas Co.	5.125%	11/15/2040	1,879	1,835
	Southern California Gas Co.	4.125%	6/1/2048	19,988	15,807
	Southern California Gas Co.	4.300%	1/15/2049	3,461	2,817
	Southern California Gas Co.	5.600%	4/1/2054	2,448	2,388
	Southern Co.	4.400%	7/1/2046	1,000	846
	Southern Power Co.	4.900%	10/1/2035	3,640	3,577
	Southwestern Electric Power Co.	3.900%	4/1/2045	9	7
	Southwestern Public Service Co.	4.500%	8/15/2041	1,435	1,271
	Southwestern Public Service Co.	3.400%	8/15/2046	154	109
	Southwestern Public Service Co.	3.700%	8/15/2047	4,125	3,100
	Southwestern Public Service Co.	3.150%	5/1/2050	8,014	5,274
	Tampa Electric Co.	3.450%	3/15/2051	2,172	1,535
	Tampa Electric Co.	5.000%	7/15/2052	1,400	1,266
	Tucson Electric Power Co.	3.250%	5/1/2051	14,910	10,006
	Tucson Electric Power Co.	5.500%	4/15/2053	6,833	6,572
	Union Electric Co.	3.900%	9/15/2042	4,348	3,604
	Union Electric Co.	4.000%	4/1/2048	13,076	10,402
	Union Electric Co.	3.250%	10/1/2049	2,025	1,392
	Union Electric Co.	3.900%	4/1/2052	1,586	1,210
	Union Electric Co.	5.450%	3/15/2053	2,334	2,256
	Union Electric Co.	5.250%	1/15/2054	8,060	7,556
[8]	United Utilities Water Finance plc	5.250%	1/22/2046	500	596
	Virginia Electric & Power Co.	6.000%	5/15/2037	26,798	28,723
	Virginia Electric & Power Co.	6.350%	11/30/2037	1,954	2,138
	Virginia Electric & Power Co.	8.875%	11/15/2038	968	1,288
	Virginia Electric & Power Co.	4.450%	2/15/2044	3,103	2,685
	Virginia Electric & Power Co.	4.200%	5/15/2045	3,955	3,262
	Virginia Electric & Power Co.	3.800%	9/15/2047	21,072	16,153
	Virginia Electric & Power Co.	4.600%	12/1/2048	5,450	4,640
	Virginia Electric & Power Co.	3.300%	12/1/2049	4,578	3,143
	Virginia Electric & Power Co.	2.450%	12/15/2050	15,519	8,919
	Virginia Electric & Power Co.	2.950%	11/15/2051	20,472	12,848
	Virginia Electric & Power Co.	4.625%	5/15/2052	12,077	10,157
	Virginia Electric & Power Co.	5.450%	4/1/2053	2,700	2,573
	Virginia Electric & Power Co.	5.700%	8/15/2053	10,456	10,319
	Virginia Electric & Power Co.	5.350%	1/15/2054	2,901	2,734
	Virginia Electric & Power Co.	5.550%	8/15/2054	5,636	5,455
	Virginia Electric & Power Co.	5.650%	3/15/2055	12,679	12,459
	Wisconsin Electric Power Co.	4.300%	10/15/2048	86	71
	Wisconsin Power & Light Co.	5.700%	12/15/2055	3,030	2,988
	Wisconsin Public Service Corp.	3.300%	9/1/2049	4,138	2,886
[8]	Yorkshire Water Finance plc	2.750%	4/18/2041	1,000	887
					1,612,760
Total Corporate Bonds (Cost $9,490,607)					8,362,120
Sovereign Bonds (1.9%)
[7]	CDP Financial Inc.	5.600%	11/25/2039	1,500	1,603
[7]	Kingdom of Saudi Arabia	5.875%	1/12/2056	31,630	30,815
[7]	OMERS Finance Trust	4.000%	4/19/2052	14,250	10,921
[6]	Republic of Bulgaria	4.125%	5/7/2038	576	689
	Republic of Chile	3.100%	5/7/2041	28,169	21,629
	Republic of Chile	3.500%	4/15/2053	10,114	7,233
	Republic of Chile	3.100%	1/22/2061	26,116	16,174
	Republic of Hungary	6.750%	9/23/2055	6,200	6,456
[6]	Republic of Lithuania	0.500%	7/28/2050	585	291
18

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	State of Israel	3.875%	7/3/2050	5,220	3,804
	State of Israel	5.750%	3/12/2054	39,611	37,937
	State of Israel	5.875%	1/13/2056	15,364	14,938
	State of Israel	3.800%	5/13/2060	43,070	29,072
[6]	United Mexican States	5.125%	3/19/2038	3,705	4,382
	United Mexican States	3.771%	5/24/2061	25,050	15,285
Total Sovereign Bonds (Cost $215,208)					201,229
Taxable Municipal Bonds (7.3%)
	Alameda County Joint Powers Authority Lease (Abatement) Revenue	7.046%	12/1/2044	1,000	1,126
	American Municipal Power Inc. Electric Power & Light Revenue	6.270%	2/15/2050	29,460	30,553
	American Municipal Power Inc. Electric Power & Light Revenue (Combination Hydroelectric Projects)	8.084%	2/15/2050	1,500	1,878
	Bay Area Toll Authority Highway Revenue	6.918%	4/1/2040	9,460	10,742
	Bay Area Toll Authority Highway Revenue	6.263%	4/1/2049	10,885	11,395
	Board of Regents of the University of Texas System College & University Revenue	3.852%	8/15/2046	145	120
	Board of Regents of the University of Texas System College & University Revenue	4.794%	8/15/2046	6,645	6,322
	California GO	5.125%	3/1/2038	2,420	2,451
	California GO	7.550%	4/1/2039	6,840	8,223
	California GO	7.300%	10/1/2039	4,260	4,917
	California GO	7.350%	11/1/2039	2,795	3,240
	California GO	7.625%	3/1/2040	3,980	4,756
	California GO	7.600%	11/1/2040	42,735	51,871
	California GO	5.875%	10/1/2041	8,990	9,347
	California GO	5.200%	3/1/2043	5,015	4,935
	California Health Facilities Financing Authority Intergovernmental Agreement Revenue	4.353%	6/1/2041	2,060	1,915
	California State Public Works Board Lease (Abatement) Revenue	8.361%	10/1/2034	1,080	1,269
	California State University College & University Revenue	3.899%	11/1/2047	1,720	1,420
	California State University College & University Revenue	2.975%	11/1/2051	20,745	13,899
	California State University College & University Revenue	2.719%	11/1/2052	8,145	5,356
	Central Texas Turnpike System Highway Revenue	3.029%	8/15/2041	50	39
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/2040	30,666	34,344
	Commonwealth Financing Authority Appropriations Revenue (Plancon Program)	3.864%	6/1/2038	14,375	13,340
	Commonwealth of Massachusetts GO	5.456%	12/1/2039	1,330	1,356
	Dallas Area Rapid Transit Sales Tax Revenue	2.613%	12/1/2048	14,830	10,188
	Dallas County Hospital District GO	5.621%	8/15/2044	1,151	1,144
	District of Columbia Water & Sewer Authority Water Revenue	4.814%	10/1/2114	1,954	1,676
	Duke University College & University Revenue	5.850%	4/1/2037	165	180
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/2057	1,077	1,163
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.655%	4/1/2057	3,799	4,144
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	4.214%	6/1/2050	14,505	10,901
	Grand Parkway Transportation Corp. Highway Revenue	5.184%	10/1/2042	1,440	1,457
	Grand Parkway Transportation Corp. Highway Revenue	3.236%	10/1/2052	2,830	1,967
	Houston TX GO	3.961%	3/1/2047	1,640	1,403
	Kansas Development Finance Authority Appropriations Revenue	4.727%	4/15/2037	2,435	2,446
	Kansas Development Finance Authority Appropriations Revenue	4.927%	4/15/2045	15,270	15,005
	Los Angeles Department of Water & Power Electric Power & Light Revenue	6.574%	7/1/2045	4,585	4,959
	Los Angeles Department of Water & Power Water Revenue	6.603%	7/1/2050	1,860	2,017
	Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue (Louisiana Utilities Restoration Corp. Project)	5.198%	12/1/2039	2,420	2,479
	Maryland Economic Development Corp. Intergovernmental Agreement Revenue	5.433%	5/31/2056	10,545	10,117
	Maryland Health & Higher Educational Facilities Authority Health, Hospital, Nursing Home Revenue	3.052%	7/1/2040	1,226	965
	Metropolitan Transportation Authority Dedicated Tax Fund Miscellaneous Taxes Revenue	7.336%	11/15/2039	31,065	36,322
	Metropolitan Transportation Authority Transit Revenue	6.814%	11/15/2040	405	448
	Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/2049	125	117
	Metropolitan Washington Airports Authority Dulles Toll Road Highway Revenue	7.462%	10/1/2046	6,090	7,173
	Michigan Strategic Fund Lease (Appropriation) Revenue	3.225%	9/1/2047	6,195	4,759
	New Jersey Rutgers State University College & University Revenue	5.665%	5/1/2040	745	767
	New Jersey Rutgers State University College & University Revenue	3.915%	5/1/2119	22,430	14,815
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	6.561%	12/15/2040	1,000	1,118
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/2040	4,113	4,882
	New Jersey Turnpike Authority Highway Revenue	7.102%	1/1/2041	26,731	30,890
	New York City Municipal Water Finance Authority Water Revenue	5.724%	6/15/2042	9,800	9,800
	New York City Municipal Water Finance Authority Water Revenue	5.952%	6/15/2042	1,720	1,761
	New York City Municipal Water Finance Authority Water Revenue	6.011%	6/15/2042	670	690
	New York City Municipal Water Finance Authority Water Revenue	5.440%	6/15/2043	1,285	1,244
	New York City Municipal Water Finance Authority Water Revenue	5.882%	6/15/2044	11,965	12,100
	New York NY GO	6.271%	12/1/2037	2,640	2,832
	New York NY GO	5.264%	10/1/2044	4,445	4,336
	New York NY GO	5.559%	10/1/2045	4,350	4,350
	New York NY GO	5.372%	10/1/2051	4,350	4,247
19

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	New York NY GO	5.263%	10/1/2052	1,500	1,438
	New York NY GO	5.828%	10/1/2053	17,315	17,859
	New York NY GO	5.935%	2/1/2055	2,385	2,507
	New York NY GO	5.392%	10/1/2055	8,700	8,489
	New York State Dormitory Authority College & University Revenue	5.832%	7/1/2055	10,635	11,147
[11]	New York State Dormitory Authority Health, Hospital, Nursing Home Revenue	4.946%	8/1/2048	3,070	2,785
	New York State Dormitory Authority Income Tax Revenue	5.289%	3/15/2033	7	7
	New York State Dormitory Authority Income Tax Revenue	5.628%	3/15/2039	12,375	12,656
	New York State Dormitory Authority Income Tax Revenue	5.600%	3/15/2040	189	193
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/2049	18,270	20,006
	Ohio State University College & University Revenue	4.910%	6/1/2040	10,755	10,756
	Ohio State University College & University Revenue	4.800%	6/1/2111	9,166	7,571
	Pennsylvania State University College & University Revenue	2.790%	9/1/2043	1,060	822
	Permanent University Fund - Texas A&M University System College & University Revenue	3.100%	7/1/2049	595	437
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.647%	11/1/2040	2,255	2,399
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.647%	11/1/2040	7,940	8,449
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/2062	31,055	26,207
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.287%	8/1/2069	24,995	15,999
	Sales Tax Securitization Corp. Intergovernmental Agreement Revenue	3.238%	1/1/2042	18,935	15,571
	Sales Tax Securitization Corp. Sales Tax Revenue	3.587%	1/1/2043	27,180	23,170
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.808%	2/1/2041	1,090	1,117
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	4.427%	2/1/2042	1,340	1,258
	San Diego County Regional Airport Authority Port, Airport & Marina Revenue	5.594%	7/1/2043	680	675
	San Francisco CA Public Utilities Commission Water Revenue	6.950%	11/1/2050	1,340	1,490
[11]	San Joaquin Hills Transportation Corridor Agency Highway Revenue	3.492%	1/15/2050	2,086	1,602
	Texas GO	5.517%	4/1/2039	7,517	7,683
	Texas Natural Gas Securitization Finance Corp. Natural Gas Revenue	5.169%	4/1/2041	3,630	3,680
	Texas Private Activity Bond Surface Transportation Corp. Highway Revenue (North Tarrant Express Managed Lanes Project)	3.922%	12/31/2049	4,425	3,541
	University of California College & University Revenue	3.931%	5/15/2045	4,300	3,942
	University of California College & University Revenue	4.858%	5/15/2112	20,002	16,573
	University of California College & University Revenue	4.767%	5/15/2115	1,000	813
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/2048	10,935	11,684
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/2049	865	926
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/2050	24,935	16,708
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	4.563%	5/15/2053	7,445	6,463
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.256%	5/15/2060	1,640	1,062
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.706%	5/15/2120	825	520
	University of Michigan College & University Revenue	2.437%	4/1/2040	1,586	1,196
	University of Michigan College & University Revenue	3.599%	4/1/2047	19,654	16,433
	University of Michigan College & University Revenue	3.504%	4/1/2052	5,292	3,874
	University of Michigan College & University Revenue	3.504%	4/1/2052	7,379	5,401
	University of Minnesota College & University Revenue	4.048%	4/1/2052	13,648	10,972
	University of Nebraska Facilities Corp. College & University Revenue	3.037%	10/1/2049	60	44
	University of Virginia College & University Revenue	2.256%	9/1/2050	2,420	1,399
	University of Virginia College & University Revenue	2.584%	11/1/2051	2,135	1,306
	University of Virginia College & University Revenue	3.227%	9/1/2119	26,570	14,995
	Wisconsin Appropriations Revenue	3.954%	5/1/2036	3,390	3,216
Total Taxable Municipal Bonds (Cost $854,679)					766,717
				Shares
Temporary Cash Investments (2.5%)
Money Market Fund (1.8%)
[12]	Vanguard Market Liquidity Fund	3.704%		1,846,727	184,673
			Maturity Date	Face Amount ($000)
Repurchase Agreements (0.7%)
	Bank of America Securities, LLC (Dated 1/30/2026, Repurchase Value $5,002, collateralized by U.S. Treasury Obligations 0.750%–4.625%, 4/30/2026–5/15/2054, with a value of $5,100)	3.670%	2/2/2026	5,000	5,000
	Bank of America Securities, LLC (Dated 1/30/2026, Repurchase Value $10,003, collateralized by U.S. Government Agency Obligations 3.500%, 4/1/2050, with a value of $10,200)	3.680%	2/2/2026	10,000	10,000
	Bank of America Securities, LLC (Dated 1/30/2026, Repurchase Value $19,406, collateralized by U.S. Government Agency Obligations 3.500%–6.000%, 9/1/2036–10/20/2055, with a value of $19,788)	3.670%	2/2/2026	19,400	19,400
20

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Barclays Capital Inc. (Dated 1/30/2026, Repurchase Value $8,603, collateralized by U.S. Treasury Obligations 2.875%, 4/30/2029, with a value of $8,772)		3.660%	2/2/2026	8,600	8,600
Citigroup Global Markets Inc. (Dated 1/30/2026, Repurchase Value $7,402, collateralized by U.S. Treasury Obligations 3.750%, 4/30/2027, with a value of $7,548)		3.660%	2/2/2026	7,400	7,400
JP Morgan Securities, LLC (Dated 1/30/2026, Repurchase Value $10,003, collateralized by U.S. Treasury Obligations 0.000%, 2/24/2026, with a value of $10,200)		3.660%	2/2/2026	10,000	10,000
Nomura International plc (Dated 1/30/2026, Repurchase Value $10,003, collateralized by U.S. Treasury Obligations 1.250%–4.625%, 11/30/2026–2/15/2035, with a value of $10,200)		3.660%	2/2/2026	10,000	10,000
Wells Fargo & Co. (Dated 1/30/2026, Repurchase Value $4,701, collateralized by U.S. Government Agency Obligations 5.500%, 11/1/2055, with a value of $4,794)		3.670%	2/2/2026	4,700	4,700
					75,100
Total Temporary Cash Investments (Cost $259,773)					259,773
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Put Swaptions
5-Year CDX-NA-IG-S45-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/15/2026	0.550%	40,105	49
5-Year CDX-NA-IG-S45-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/15/2026	0.550%	40,105	49
5-Year CDX-NA-IG-S45-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/15/2026	0.550%	80,450	97
Total Options Purchased (Cost $246)					195
Total Investments (99.1%) (Cost $11,651,064)					10,390,515
Other Assets and Liabilities—Net (0.9%)					92,148
Net Assets (100%)					10,482,663
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $8,108 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $27,460 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $605 have been segregated as collateral for open forward currency contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Face amount denominated in euro.
7	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2026, the aggregate value was $587,592, representing 5.6% of net assets.
8	Face amount denominated in British pounds.
9	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2026.
10	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
11	Scheduled principal and interest payments are guaranteed by Assured Guaranty Inc.
12	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
DAC—Designated Activity Company.
GO—General Obligation Bond.
GSI—Goldman Sachs International.
21

Long-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Put Swaptions
5-Year CDX-NA-IG-S45-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	4/15/2026	0.700%	40,105	(23)
5-Year CDX-NA-IG-S45-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	4/15/2026	0.700%	40,105	(22)
5-Year CDX-NA-IG-S45-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	4/15/2026	0.700%	80,450	(45)
Total Options Written (Premiums Received $108)					(90)
GSI—Goldman Sachs International.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2026	19	2,070	(1)
Euro-Schatz	March 2026	31	3,928	—
Long U.S. Treasury Bond	March 2026	1,205	138,726	37
Ultra 10-Year U.S. Treasury Note	March 2026	782	89,270	(423)
Ultra Long U.S. Treasury Bond	March 2026	856	100,527	(437)
				(824)

Short Futures Contracts
2-Year U.S. Treasury Note	March 2026	(63)	(13,135)	5
5-Year U.S. Treasury Note	March 2026	(36)	(3,921)	(4)
10-Year Japanese Government Bond	March 2026	(5)	(4,252)	62
10-Year U.S. Treasury Note	March 2026	(293)	(32,766)	119
Euro-Bobl	March 2026	(8)	(1,106)	—
Euro-Bund	March 2026	(35)	(5,317)	(7)
Euro-Buxl	March 2026	(72)	(9,378)	150
Long Gilt	March 2026	(14)	(1,740)	(2)
Ultra 10-Year U.S. Treasury Note	March 2026	(295)	(33,676)	347
Ultra Long U.S. Treasury Bond	March 2026	(296)	(34,762)	84
				754
				(70)

Forward Currency Contracts
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
			Receive		Deliver
JPMorgan Chase Bank, N.A.	3/18/2026	EUR	3,048	USD	3,557	64	—
State Street Bank & Trust Co.	3/18/2026	EUR	2,719	USD	3,191	39	—
UBS AG	3/18/2026	EUR	2,579	USD	3,027	37	—
State Street Bank & Trust Co.	3/18/2026	EUR	2,139	USD	2,570	—	(28)
Toronto-Dominion Bank	3/18/2026	EUR	639	USD	752	7	—
Wells Fargo Bank N.A.	3/18/2026	GBP	199	USD	267	6	—
Wells Fargo Bank N.A.	3/18/2026	JPY	19,296	USD	125	—	—
Toronto-Dominion Bank	3/18/2026	USD	168	AUD	254	—	(9)
Toronto-Dominion Bank	3/18/2026	USD	27,704	EUR	23,688	—	(439)
JPMorgan Chase Bank, N.A.	3/18/2026	USD	4,827	EUR	4,126	—	(74)
22

Long-Term Investment-Grade Fund
Forward Currency Contracts (continued)
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
			Receive		Deliver
UBS AG	3/18/2026	USD	139	EUR	119	—	(2)
Toronto-Dominion Bank	3/18/2026	USD	2,586	GBP	1,943	—	(72)
						153	(624)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-HY-S45-V2	12/21/2030	USD	52,221	5.000	4,680	677
CDX-NA-IG-S45-V1	12/21/2030	USD	915,015	1.000	21,680	1,366
					26,360	2,043
1 Periodic premium received/(paid) quarterly.
USD—U.S. dollar.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
1/30/2036	N/A	8,700	3.790[1]	(3.680)[2]	—	—
1/30/2036	N/A	4,110	3.680[2]	(3.550)[1]	109	109
1/30/2036	N/A	4,110	3.549[1]	(3.680)[2]	(109)	(109)
9/19/2050	N/A	33,500	3.850[1]	(3.962)[2]	(2,030)	(2,031)
10/3/2050	N/A	21,500	3.960[1]	(3.935)[2]	(928)	(926)
9/20/2055	N/A	30,000	3.962[2]	(3.818)[1]	2,072	2,072
10/4/2055	N/A	27,000	3.935[2]	(3.925)[1]	1,357	1,360
10/2/2065	N/A	5,500	3.810[1]	(3.935)[2]	(339)	(334)
					132	141
1	Interest payment received/(paid) annually.
2	Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/(paid) annually.

See accompanying Notes, which are an integral part of the Financial Statements.
23

Long-Term Investment-Grade Fund
Statement of Assets and Liabilities
As of January 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $11,466,391)	10,205,842
Affiliated Issuers (Cost $184,673)	184,673
Total Investments in Securities	10,390,515
Investment in Vanguard	248
Cash	62
Foreign Currency, at Value (Cost $642)	647
Receivables for Investment Securities Sold	26,282
Receivables for Accrued Income	141,306
Receivables for Capital Shares Issued	3,012
Unrealized Appreciation—Forward Currency Contracts	153
Other Assets	54
Total Assets	10,562,279
Liabilities
Payables for Investment Securities Purchased	54,574
Payables to Investment Advisor	365
Payables for Capital Shares Redeemed	16,811
Payables for Distributions	6,545
Payables to Vanguard	459
Options Written, at Value (Premiums Received $108)	90
Variation Margin Payable—Futures Contracts	118
Unrealized Depreciation—Forward Currency Contracts	624
Variation Margin Payable—Centrally Cleared Swap Contracts	30
Total Liabilities	79,616
Net Assets	10,482,663
At January 31, 2026, net assets consisted of:

Paid-in Capital	14,203,285
Total Distributable Earnings (Loss)	(3,720,622)
Net Assets	10,482,663

Investor Shares—Net Assets
Applicable to 119,961,703 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	919,667
Net Asset Value Per Share—Investor Shares	$7.67

Admiral™ Shares—Net Assets
Applicable to 1,247,400,476 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,562,996
Net Asset Value Per Share—Admiral Shares	$7.67

See accompanying Notes, which are an integral part of the Financial Statements.
24

Long-Term Investment-Grade Fund
Statement of Operations

Year Ended January 31, 2026
($000)
Investment Income
Income
Interest[1]	581,694
Total Income	581,694
Expenses
Investment Advisory Fees—Note B	2,053
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,354
Management and Administrative—Admiral Shares	7,901
Marketing and Distribution—Investor Shares	59
Marketing and Distribution—Admiral Shares	564
Custodian Fees	107
Auditing Fees	49
Shareholders’ Reports and Proxy Fees—Investor Shares	46
Shareholders’ Reports and Proxy Fees—Admiral Shares	47
Trustees’ Fees and Expenses	7
Other Expenses	23
Total Expenses	13,210
Net Investment Income	568,484
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(970,546)
Futures Contracts	5,654
Options Purchased	446
Options Written	532
Swap Contracts	8,513
Forward Currency Contracts	(2,583)
Foreign Currencies	(141)
Realized Net Gain (Loss)	(958,125)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,188,230
Futures Contracts	2,099
Options Purchased	(10)
Options Written	(5)
Swap Contracts	(375)
Forward Currency Contracts	(704)
Foreign Currencies	67
Change in Unrealized Appreciation (Depreciation)	1,189,302
Net Increase (Decrease) in Net Assets Resulting from Operations	799,661
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,730, $15, and $1, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes ($396,357) of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
25

Long-Term Investment-Grade Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	568,484	751,719
Realized Net Gain (Loss)	(958,125)	(455,376)
Change in Unrealized Appreciation (Depreciation)	1,189,302	(515,315)
Net Increase (Decrease) in Net Assets Resulting from Operations	799,661	(218,972)
Distributions
Investor Shares	(63,463)	(188,681)
Admiral Shares	(515,300)	(577,385)
Total Distributions	(578,763)	(766,066)
Capital Share Transactions
Investor Shares	(2,860,808)	(48,980)
Admiral Shares	(1,516,342)	(397,981)
Net Increase (Decrease) from Capital Share Transactions	(4,377,150)	(446,961)
Total Increase (Decrease)	(4,156,252)	(1,431,999)
Net Assets
Beginning of Period	14,638,915	16,070,914
End of Period	10,482,663	14,638,915

See accompanying Notes, which are an integral part of the Financial Statements.
26

Long-Term Investment-Grade Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$7.54	$8.03	$8.32	$10.33	$11.42
Investment Operations
Net Investment Income[1]	.378	.371	.363	.339	.323
Net Realized and Unrealized Gain (Loss) on Investments	.133	(.483)	(.281)	(2.001)	(.836)
Total from Investment Operations	.511	(.112)	.082	(1.662)	(.513)
Distributions
Dividends from Net Investment Income	(.381)	(.378)	(.372)	(.348)	(.340)
Distributions from Realized Capital Gains	—	—	—	—	(.237)
Total Distributions	(.381)	(.378)	(.372)	(.348)	(.577)
Net Asset Value, End of Period	$7.67	$7.54	$8.03	$8.32	$10.33
Total Return[2]	6.90%	-1.43%	1.21%	-16.05%	-4.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$920	$3,742	$4,032	$3,884	$4,840
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%[3]	0.21%	0.21%	0.22%
Ratio of Net Investment Income to Average Net Assets	4.95%	4.76%	4.66%	3.98%	2.94%
Portfolio Turnover Rate	60%[4]	42%[4]	38%	26%	24%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.21%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
27

Long-Term Investment-Grade Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$7.54	$8.03	$8.32	$10.33	$11.42
Investment Operations
Net Investment Income[1]	.383	.379	.371	.348	.334
Net Realized and Unrealized Gain (Loss) on Investments	.136	(.483)	(.282)	(2.001)	(.836)
Total from Investment Operations	.519	(.104)	.089	(1.653)	(.502)
Distributions
Dividends from Net Investment Income	(.389)	(.386)	(.379)	(.357)	(.351)
Distributions from Realized Capital Gains	—	—	—	—	(.237)
Total Distributions	(.389)	(.386)	(.379)	(.357)	(.588)
Net Asset Value, End of Period	$7.67	$7.54	$8.03	$8.32	$10.33
Total Return[2]	7.02%	-1.33%	1.31%	-15.97%	-4.54%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,563	$10,897	$12,039	$12,475	$14,769
Ratio of Total Expenses to Average Net Assets	0.10%	0.11%[3]	0.11%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	5.01%	4.85%	4.75%	4.08%	3.04%
Portfolio Turnover Rate	60%[4]	42%[4]	38%	26%	24%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.11%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
28

Long-Term Investment-Grade Fund
Notes to Financial Statements
Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2026, the fund’s average value of investments in options purchased and options written represented less than 1% of net assets, based on the average market values at each quarter-end during the period. The fund had no open options contracts on futures at January 31, 2026.
5. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium
29

Long-Term Investment-Grade Fund
paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2026, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets based on the average market values at each quarter-end during the period.
6. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2026, the fund’s average investments in long and short futures contracts represented 3% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
7. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2026, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
8. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different
30

Long-Term Investment-Grade Fund
floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. The fund enters into inflation swap transactions to transfer inflation risk from one party to another through an exchange of cash flows. Under the terms of the swap, one party pays a fixed rate applied to a notional amount. In return, the other party pays a floating rate linked to an inflation index.
The fund enters into centrally cleared credit default and interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2026, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 8% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
10. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
11. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
31

Long-Term Investment-Grade Fund
12. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.
Vanguard, through its wholly owned subsidiary Vanguard Capital Management, LLC, provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $453,000 for the year ended January 31, 2026.
For the year ended January 31, 2026, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.02% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2026, the fund had contributed to Vanguard capital in the amount of $248,000, representing less than 0.01% of the fund’s net assets and 0.10% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
32

Long-Term Investment-Grade Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	770,140	—	770,140
Asset-Backed/Commercial Mortgage-Backed Securities	—	30,341	—	30,341
Corporate Bonds	—	8,362,120	—	8,362,120
Sovereign Bonds	—	201,229	—	201,229
Taxable Municipal Bonds	—	766,717	—	766,717
Temporary Cash Investments	184,673	75,100	—	259,773
Options Purchased	—	195	—	195
Total	184,673	10,205,842	—	10,390,515
Derivative Financial Instruments
Assets
Futures Contracts[1]	804	—	—	804
Forward Currency Contracts	—	153	—	153
Swap Contracts[1]	—	5,584	—	5,584
Total	804	5,737	—	6,541
Liabilities
Options Written	—	(90)	—	(90)
Futures Contracts[1]	(874)	—	—	(874)
Forward Currency Contracts	—	(624)	—	(624)
Swap Contracts[1]	—	(3,400)	—	(3,400)
Total	(874)	(4,114)	—	(4,988)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At January 31, 2026, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	—	—	195	195
Unrealized Appreciation—Futures Contracts[1]	804	—	—	804
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	3,541	—	2,043	5,584
Unrealized Appreciation—Forward Currency Contracts	—	153	—	153
Total Assets	4,345	153	2,238	6,736

Options Written, at Value	—	—	(90)	(90)
Unrealized Depreciation—Futures Contracts[1]	(874)	—	—	(874)
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	(3,400)	—	—	(3,400)
Unrealized Depreciation—Forward Currency Contracts	—	(624)	—	(624)
Total Liabilities	(4,274)	(624)	(90)	(4,988)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
33

Long-Term Investment-Grade Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2026, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	5,654	—	—	5,654
Options Purchased	(366)	—	812	446
Options Written	399	—	133	532
Swap Contracts	(129)	—	8,642	8,513
Forward Currency Contracts	—	(2,583)	—	(2,583)
Realized Net Gain (Loss) on Derivatives	5,558	(2,583)	9,587	12,562
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,099	—	—	2,099
Options Purchased	—	—	(10)	(10)
Options Written	—	—	(5)	(5)
Swap Contracts	357	—	(732)	(375)
Forward Currency Contracts	—	(704)	—	(704)
Change in Unrealized Appreciation (Depreciation) on Derivatives	2,456	(704)	(747)	1,005
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	(397,703)
Total Distributable Earnings (Loss)	397,703
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, the recognition of gain or loss from foreign currency hedges, and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	9,151
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(1,275,791)
Capital Loss Carryforwards	(2,447,437)
Qualified Late-Year Losses	—
Other Temporary Differences	(6,545)
Total	(3,720,622)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	578,763	766,066
Long-Term Capital Gains	—	—
Total	578,763	766,066
*	Includes short-term capital gains, if any.
34

Long-Term Investment-Grade Fund
As of January 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	11,667,057
Gross Unrealized Appreciation	72,059
Gross Unrealized Depreciation	(1,347,850)
Net Unrealized Appreciation (Depreciation)	(1,275,791)
G.	During the year ended January 31, 2026, the fund purchased $4,089,284,000 of investment securities and sold $5,110,219,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,660,851,000 and $2,944,089,000, respectively. In addition, the fund purchased and sold investment securities of $0 and $2,649,065,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	89,606	11,620	146,937	18,768
Issued in Lieu of Cash Distributions	54,165	7,048	183,170	23,562
Redeemed	(3,004,579)	(395,243)	(379,087)	(48,085)
Net Increase (Decrease)—Investor Shares	(2,860,808)	(376,575)	(48,980)	(5,755)
Admiral Shares
Issued	1,417,818	185,455	2,779,299	354,222
Issued in Lieu of Cash Distributions	436,574	57,008	483,844	62,228
Redeemed	(3,370,734)	(441,089)	(3,661,124)	(470,049)
Net Increase (Decrease)—Admiral Shares	(1,516,342)	(198,626)	(397,981)	(53,599)
I.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
K.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Long-Term Investment-Grade Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Long-Term Investment-Grade Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2026, the related statement of operations for the year ended January 31, 2026, the statement of changes in net assets for each of the two years in the period ended January 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2026 and the financial highlights for each of the five years in the period ended January 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
36

Tax information (unaudited)
The fund hereby designates for the fiscal year $41,435,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 80.0%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
Q99550 032026
37

Financial Statements
For the year ended January 31, 2026
Short-Term Investment-Grade Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	51
Tax information	52

Short-Term Investment-Grade Fund
Financial Statements
Schedule of Investments
As of January 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (8.1%)
U.S. Government Securities (8.1%)
	United States Treasury Note/Bond	4.500%	5/15/2027	328,639	332,529
	United States Treasury Note/Bond	4.375%	7/15/2027	123,000	124,451
[1]	United States Treasury Note/Bond	2.750%	7/31/2027	433,003	428,115
	United States Treasury Note/Bond	3.750%	8/15/2027	292,184	293,131
	United States Treasury Note/Bond	3.875%	10/15/2027	310,914	312,639
	United States Treasury Note/Bond	3.750%	5/15/2028	282,152	283,320
	United States Treasury Note/Bond	3.375%	9/15/2028	262,086	260,714
	United States Treasury Note/Bond	4.000%	1/31/2029	96,590	97,647
	United States Treasury Note/Bond	4.625%	4/30/2029	262,931	270,798
[1]	United States Treasury Note/Bond	3.250%	6/30/2029	71,803	70,872
	United States Treasury Note/Bond	4.000%	7/31/2029	384,032	388,232
	United States Treasury Note/Bond	3.125%	8/31/2029	274,664	269,600
	United States Treasury Note/Bond	3.625%	8/31/2029	301,092	300,527
	United States Treasury Note/Bond	3.875%	11/30/2029	140,000	140,831
[2,3]	United States Treasury Note/Bond	4.250%	1/31/2030	103,132	105,155
	United States Treasury Note/Bond	4.000%	3/31/2030	100,000	101,000
	United States Treasury Note/Bond	3.500%	4/30/2030	70,000	69,344
	United States Treasury Note/Bond	4.000%	5/31/2030	257,266	259,819
	United States Treasury Note/Bond	3.625%	8/31/2030	131,000	130,161
	United States Treasury Note/Bond	4.125%	8/31/2030	120,000	121,725
[1]	United States Treasury Note/Bond	4.625%	9/30/2030	50,000	51,781
Total U.S. Government and Agency Obligations (Cost $4,403,035)					4,412,391
Asset-Backed/Commercial Mortgage-Backed Securities (6.4%)
[4,5]	Affirm Asset Securitization Trust Class C Series 2025-X2	4.930%	10/15/2030	1,830	1,834
[4,5]	Affirm Master Trust Class A Series 2025-3A	4.450%	10/16/2034	38,710	38,776
[4,5]	Affirm Master Trust Class B Series 2025-3A	4.750%	10/16/2034	2,020	2,024
[4,5]	Affirm Master Trust Class C Series 2025-3A	4.890%	10/16/2034	14,680	14,727
[4,5]	Affirm Master Trust Class D Series 2026-1A	4.910%	2/15/2034	2,890	2,895
[4,5]	Ally Auto Receivables Trust Class B Series 2023-1	5.760%	1/15/2029	5,924	6,049
[5]	Ally Auto Receivables Trust Class B Series 2024-1	5.160%	10/15/2029	4,804	4,878
[4,5]	Ally Auto Receivables Trust Class C Series 2023-1	5.960%	3/15/2029	4,759	4,863
[5]	Ally Auto Receivables Trust Class C Series 2024-1	5.410%	11/15/2029	3,456	3,516
[4,5]	Ally Auto Receivables Trust Class D Series 2023-1	6.740%	4/15/2034	3,095	3,176
[4,5]	Ally Auto Receivables Trust Class D Series 2023-A	7.330%	1/17/2034	3,285	3,390
[4,5]	Ally Auto Receivables Trust Class D Series 2024-1	5.800%	2/16/2032	3,408	3,468
[4,5]	Ally Bank Auto Credit-Linked Notes Class A2 Series 2024-B	4.970%	9/15/2032	3,717	3,752
[4,5]	Ally Bank Auto Credit-Linked Notes Class B Series 2024-A	5.827%	5/17/2032	920	935
[4,5]	Ally Bank Auto Credit-Linked Notes Class B Series 2024-B	5.117%	9/15/2032	2,655	2,680
[4,5]	Ally Bank Auto Credit-Linked Notes Class C Series 2024-A	6.022%	5/17/2032	916	932
[4,5]	Ally Bank Auto Credit-Linked Notes Class C Series 2024-B	5.215%	9/15/2032	1,974	1,993
[4,5]	Ally Bank Auto Credit-Linked Notes Class C Series 2025-A	4.844%	6/15/2033	5,864	5,895
[4,5]	Ally Bank Auto Credit-Linked Notes Class C Series 2025-B	4.697%	9/15/2033	7,284	7,329
[4,5]	Ally Bank Auto Credit-Linked Notes Class D Series 2024-A	6.315%	5/17/2032	502	510
[4,5]	Ally Bank Auto Credit-Linked Notes Class D Series 2024-B	5.410%	9/15/2032	1,463	1,476
[4,5]	Ally Bank Auto Credit-Linked Notes Class D Series 2025-A	4.991%	6/15/2033	2,745	2,757
[4,5]	Ally Bank Auto Credit-Linked Notes Class D Series 2025-B	4.942%	9/15/2033	2,729	2,741
[4,5]	American Heritage Auto Receivables Trust Class A4 Series 2024-1A	5.070%	6/17/2030	4,509	4,593
[5]	AmeriCredit Automobile Receivables Trust Class C Series 2023-2	6.000%	7/18/2029	9,730	9,992
[4,5]	AMSR Trust Class A Series 2024-SFR2	4.150%	11/17/2041	16,895	16,691
[4,5]	AMSR Trust Class A Series 2025-SFR1	3.655%	6/17/2042	15,797	15,199
[4,5]	AMSR Trust Class A Series 2025-SFR2	4.275%	11/17/2042	10,253	10,094
[4,5]	AMSR Trust Class B Series 2024-SFR2	4.150%	11/17/2041	11,101	10,843
[4,5]	AMSR Trust Class B Series 2025-SFR2	4.275%	11/17/2042	7,890	7,670
[4,5]	AutoNation Finance Trust Class C Series 2025-1A	5.190%	12/10/2030	3,580	3,653
[4,5]	AutoNation Finance Trust Class C Series 2026-1A	4.560%	10/14/2031	2,770	2,776
[4,5]	AutoNation Finance Trust Class D Series 2025-1A	5.630%	9/10/2032	4,630	4,724
[4,5]	AutoNation Finance Trust Class D Series 2026-1A	5.070%	1/11/2034	5,640	5,651
[4,5]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2023-5A	5.780%	4/20/2028	2,772	2,820

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2023-7A	5.900%	8/21/2028	2,450	2,509
[4,5]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2023-8A	6.020%	2/20/2030	15,544	16,286
[4,5]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2024-1A	5.360%	6/20/2030	11,201	11,564
[4,5]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2024-3A	5.230%	12/20/2030	10,765	11,061
[4,5]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2025-1A	4.800%	8/20/2029	6,780	6,876
[4,5]	Avis Budget Rental Car Funding AESOP LLC Class B Series 2024-3A	5.580%	12/20/2030	6,180	6,353
[4,5]	Avis Budget Rental Car Funding AESOP LLC Class B Series 2025-1A	5.240%	8/20/2029	1,690	1,715
[4,5]	Avis Budget Rental Car Funding AESOP LLC Class B Series 2025-2A	5.510%	8/20/2031	2,500	2,561
[4,5]	Avis Budget Rental Car Funding AESOP LLC Class C Series 2022-5A	6.240%	4/20/2027	1,457	1,460
[4,5]	Avis Budget Rental Car Funding AESOP LLC Class C Series 2023-1A	6.230%	4/20/2029	4,842	4,965
[4,5]	Avis Budget Rental Car Funding AESOP LLC Class C Series 2023-2A	6.180%	10/20/2027	1,480	1,490
[4,5]	Avis Budget Rental Car Funding AESOP LLC Class C Series 2025-1A	5.870%	8/20/2029	1,130	1,152
[4,5]	Avis Budget Rental Car Funding AESOP LLC Class C Series 2025-2A	6.240%	8/20/2031	1,160	1,199
[4,5,6]	Balboa Bay Loan Funding Ltd. Class 2A Series 2023-2, TSFR3M + 1.150%	4.818%	10/20/2036	6,910	6,924
[4,5,6]	Balboa Bay Loan Funding Ltd. Class 2A Series 2023-2, TSFR3M + 1.550%	5.218%	10/20/2036	7,430	7,446
[5,6]	Banc of America Commercial Mortgage Trust Class C Series 2015-UBS7	4.199%	9/15/2048	1,519	1,394
[5,6]	Banc of America Funding Trust Class 2A2 Series 2006-H	4.688%	9/20/2046	2,157	1,884
[5]	BANK Class A3 Series 2019-BNK23	2.920%	12/15/2052	8,650	8,214
[5]	BANK Class A3 Series 2019-BNK24	2.960%	11/15/2062	11,703	11,120
[5]	BANK Class A4 Series 2017-BNK4	3.625%	5/15/2050	3,692	3,662
[5]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/2060	773	763
[5]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/2050	6,207	6,081
[5,6]	BANK Class A4 Series 2018-BNK15	4.407%	11/15/2061	1,348	1,355
[5]	BANK Class A4 Series 2019-BNK16	4.005%	2/15/2052	3,127	3,097
[5]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/2060	2,961	2,926
[5]	Bank of America Merrill Lynch Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/2050	4,518	4,493
[5]	BANK5 Class A3 Series 2024-5YR7	5.769%	6/15/2057	20,122	20,998
[5]	BANK5 Class A3 Series 2024-5YR9	5.614%	8/15/2057	14,636	15,237
[5]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C3	3.583%	5/15/2052	9,947	9,711
[5]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C5	3.063%	11/15/2052	2,724	2,605
[4,5,6]	Barings CLO Ltd. Class A1 Series 2025-7A, TSFR3M + 1.140%	4.868%	1/15/2038	4,690	4,702
[4,5,6]	Barings CLO Ltd. Class B Series 2025-7A, TSFR3M + 1.500%	5.228%	1/15/2038	12,360	12,420
[4,5,6]	Basswood Park CLO Ltd. Class AR Series 2021-1A, TSFR3M + 1.030%	4.698%	4/20/2034	5,960	5,967
[4,5,6]	Basswood Park CLO Ltd. Class BR Series 2021-1A, TSFR3M + 1.500%	5.168%	4/20/2034	7,890	7,915
[4,5]	Bayview Opportunity Master Fund VII Trust Class B Series 2024-SN1	5.670%	8/15/2028	3,864	3,891
[4,5]	Bayview Opportunity Master Fund VII Trust Class C Series 2024-SN1	5.830%	12/15/2028	4,329	4,385
[4,5]	Bayview Opportunity Master Fund VII Trust Class D Series 2024-SN1	6.360%	7/16/2029	5,221	5,332
[5]	BBCMS Mortgage Trust Class A1 Series 2022-C16	4.021%	6/15/2055	1,865	1,859
[5]	BBCMS Mortgage Trust Class A3 Series 2024-5C29	5.208%	9/15/2057	4,195	4,318
[5]	BBCMS Mortgage Trust Class A5 Series 2018-C2	4.314%	12/15/2051	12,643	12,573
[5,6]	BBCMS Mortgage Trust Class AS Series 2024-5C25	6.358%	3/15/2057	10,175	10,672
[5,6]	Bear Stearns ARM Trust Class 1A1 Series 2007-3	4.199%	5/25/2047	2,881	2,593
[5,6]	Bear Stearns ARM Trust Class 2A1 Series 2006-4	4.089%	10/25/2036	2,908	2,448
[5]	Benchmark Mortgage Trust Class A3 Series 2024-V6	5.926%	3/15/2057	9,319	9,742
[5]	Benchmark Mortgage Trust Class A3 Series 2024-V10	5.277%	9/15/2057	6,587	6,786
[5]	Benchmark Mortgage Trust Class A4 Series 2018-B8	3.963%	1/15/2052	2,487	2,471
[5,6]	Benchmark Mortgage Trust Class A5 Series 2018-B1	3.666%	1/15/2051	14,344	14,223
[4,5,6]	Benefit Street Partners CLO IV Ltd. Class AR5 Series 2014-IVA, TSFR3M + 1.250%	4.918%	10/20/2038	8,340	8,374
[4,5,6]	Benefit Street Partners CLO IV Ltd. Class BR5 Series 2014-IVA, TSFR3M + 1.550%	5.218%	10/20/2038	9,490	9,514
[4,5,6]	BFLD Commercial Mortgage Trust Class A Series 2025-5MW	4.674%	10/10/2042	7,280	7,306
[5]	BMO Mortgage Trust Class A3 Series 2024-5C3	5.739%	2/15/2057	12,386	12,838
[5,6]	BMO Mortgage Trust Class A3 Series 2024-5C4	6.526%	5/15/2057	8,514	9,030
[5,6]	BMO Mortgage Trust Class A3 Series 2024-5C8	5.625%	12/15/2057	5,215	5,433
[5]	Bridgecrest Lending Auto Securitization Trust Class C Series 2025-3	4.810%	5/15/2031	6,170	6,226
[5]	Bridgecrest Lending Auto Securitization Trust Class C Series 2025-4	4.800%	8/15/2031	4,110	4,150
[4,5]	BX Trust Class A Series 2019-OC11	3.202%	12/9/2041	2,310	2,200
[4,5,6]	BX Trust Class A Series 2025-ARIA	5.031%	12/13/2042	12,940	13,160
[4,5,6]	Capital Street Master Trust Class A Series 2024-1, SOFR30A + 1.350%	5.057%	10/16/2028	4,116	4,116
[4,5,6]	Capital Street Master Trust Class A Series 2025-1, SOFR30A + 1.100%	4.807%	8/16/2029	16,790	16,757
[5]	CarMax Auto Owner Trust Class A4 Series 2024-4	4.640%	4/15/2030	7,177	7,298
[5]	CarMax Auto Owner Trust Class B Series 2024-4	4.820%	5/15/2030	2,308	2,351
[5]	CarMax Auto Owner Trust Class B Series 2025-1	5.110%	9/16/2030	1,472	1,509
[5]	CarMax Auto Owner Trust Class C Series 2024-3	5.280%	3/15/2030	2,326	2,379
[5]	CarMax Auto Owner Trust Class C Series 2024-4	4.970%	6/17/2030	2,526	2,571
[5]	CarMax Auto Owner Trust Class C Series 2025-1	5.260%	10/15/2030	2,744	2,811
[5]	CarMax Auto Owner Trust Class C Series 2025-3	4.880%	4/15/2031	2,330	2,364
[5]	CarMax Auto Owner Trust Class C Series 2025-4	4.810%	9/15/2031	3,020	3,068
[5]	CarMax Auto Owner Trust Class D Series 2024-3	5.670%	1/15/2031	1,652	1,688
[5]	CarMax Auto Owner Trust Class D Series 2024-4	5.360%	8/15/2031	2,052	2,085
[5]	CarMax Auto Owner Trust Class D Series 2025-1	5.600%	7/15/2031	2,317	2,369

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	CarMax Auto Owner Trust Class D Series 2025-2	5.740%	10/15/2031	2,240	2,299
[5]	CarMax Auto Owner Trust Class D Series 2025-3	5.220%	5/17/2032	2,700	2,735
[5]	CarMax Auto Owner Trust Class D Series 2025-4	5.110%	5/17/2032	1,210	1,222
[5]	CarMax Auto Owner Trust Class D Series 2026-1	4.930%	1/18/2033	1,690	1,693
[5]	Carvana Auto Receivables Trust Class A4 Series 2021-P3	1.030%	6/10/2027	3,249	3,230
[5]	CD Mortgage Trust Class A3 Series 2018-CD7	4.013%	8/15/2051	14,513	14,449
[5]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/2049	3,464	3,418
[5]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/2050	5,083	4,964
[5,6]	CD Mortgage Trust Class A4 Series 2017-CD4	3.514%	5/10/2050	6,663	6,600
[5,6]	CD Mortgage Trust Class AM Series 2017-CD6	3.709%	11/13/2050	2,696	2,638
[5,6]	CD Mortgage Trust Class AS Series 2017-CD5	3.684%	8/15/2050	4,206	4,128
[5,6]	CD Mortgage Trust Class C Series 2016-CD1	3.631%	8/10/2049	3,150	1,739
[5,6]	CD Mortgage Trust Class C Series 2018-CD7	4.838%	8/15/2051	2,686	2,515
[4,5,6]	CENT Trust Class A Series 2025-CITY	4.920%	7/10/2040	9,960	10,103
[5]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/2058	1,147	1,145
[4,5]	Chase Auto Credit Linked Notes Class D Series 2025-1	5.047%	2/25/2033	902	906
[4,5]	Chase Auto Owner Trust Class A4 Series 2024-1A	5.050%	10/25/2029	6,217	6,349
[4,5]	Chase Auto Owner Trust Class B Series 2024-1A	5.160%	11/26/2029	1,756	1,798
[4,5]	Chase Auto Owner Trust Class B Series 2024-3A	5.280%	1/25/2030	4,091	4,205
[4,5]	Chase Auto Owner Trust Class B Series 2024-4A	5.230%	4/25/2030	6,739	6,918
[4,5]	Chase Auto Owner Trust Class C Series 2024-1A	5.360%	1/25/2030	1,642	1,682
[4,5]	Chase Auto Owner Trust Class C Series 2024-3A	5.410%	2/28/2030	2,753	2,825
[4,5]	Chase Auto Owner Trust Class C Series 2024-4A	5.460%	7/25/2030	7,289	7,497
[4,5]	Chase Auto Owner Trust Class C Series 2024-5A	4.620%	8/26/2030	3,654	3,674
[4,5]	Chase Auto Owner Trust Class C Series 2025-1A	4.930%	12/26/2030	2,020	2,055
[4,5]	Chase Auto Owner Trust Class C Series 2025-2A	4.530%	4/25/2031	1,500	1,498
[4,5]	Chase Auto Owner Trust Class D Series 2024-1A	5.870%	6/25/2031	2,580	2,653
[4,5]	Chase Auto Owner Trust Class D Series 2024-3A	5.870%	9/25/2031	5,190	5,331
[4,5]	Chase Auto Owner Trust Class D Series 2024-4A	5.790%	11/25/2031	2,510	2,571
[4,5]	Chase Auto Owner Trust Class D Series 2025-1A	5.240%	11/26/2032	2,150	2,172
[4,5]	Chase Auto Owner Trust Class D Series 2025-2A	5.030%	2/25/2033	4,170	4,154
[5,6]	CHL Mortgage Pass Through Trust Class 1A1 Series 2006-HYB1	4.750%	3/20/2036	1,970	1,840
[5,6]	CHL Mortgage Pass Through Trust Class 3A1 Series 2007-HYB2	4.253%	2/25/2047	2,529	2,318
[4,5,6]	CIFC Funding Ltd. Class A1 Series 2025-6A, TSFR3M + 1.250%	5.110%	10/23/2038	2,050	2,059
[4,5,6,7,8]	CIFC Funding Ltd. Class AR Series 2023-2A, TSFR3M + 1.130%	4.798%	1/21/2037	4,010	4,010
[4,5,6]	CIFC Funding Ltd. Class B Series 2025-6A, TSFR3M + 1.550%	5.410%	10/23/2038	3,800	3,823
[4,5,6,7,8]	CIFC Funding Ltd. Class BR Series 2023-2A, TSFR3M + 1.450%	5.100%	1/21/2037	11,600	11,600
[5]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-P8	3.203%	9/15/2050	2,507	2,474
[5]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/2048	986	965
[5]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/2050	4,755	4,705
[5]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-B2	4.009%	3/10/2051	5,267	5,245
[5,6]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-C5	4.228%	6/10/2051	4,043	4,039
[5]	Citigroup Commercial Mortgage Trust Class A4 Series 2019-C7	3.102%	12/15/2072	17,538	16,723
[5]	Citigroup Commercial Mortgage Trust Class B Series 2017-P8	4.192%	9/15/2050	3,607	3,274
[5,6]	Citigroup Commercial Mortgage Trust Class C Series 2015-GC33	4.335%	9/10/2058	3,797	3,303
[5,6]	Citigroup Commercial Mortgage Trust Class C Series 2017-P8	4.252%	9/15/2050	2,050	1,671
[5,6]	Citigroup Mortgage Loan Trust Class 2A1A Series 2007-AR8	4.977%	7/25/2037	137	122
[4,5]	Citizens Auto Receivables Trust Class A4 Series 2024-1	5.030%	10/15/2030	3,446	3,496
[4,5]	CLI Funding IX LLC Class A Series 2024-1A	5.630%	7/20/2049	19,557	19,635
[4,5]	COMM Mortgage Trust Class B Series 2013-CR6	3.397%	3/10/2046	798	796
[4,5]	Compass Datacenters Issuer II LLC Class A1 Series 2025-2A	4.926%	11/25/2050	21,420	21,324
[4,5]	Compass Datacenters Issuer III LLC Class A2 Series 2025-3A	5.286%	7/25/2050	27,070	27,166
[4,5]	Concord Music Royalties LLC Class A2 Series 2025-1A	5.507%	7/20/2075	30,890	31,152
[5]	CSAIL Commercial Mortgage Trust Class A4 Series 2019-C17	2.763%	9/15/2052	1,277	1,216
[5]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/2049	4,910	4,879
[5,6]	CSAIL Commercial Mortgage Trust Class C Series 2015-C3	4.131%	8/15/2048	4,176	3,811
[4,5]	DB Master Finance LLC Class A23 Series 2019-1A	4.352%	5/20/2049	5,807	5,739
[4,5]	DB Master Finance LLC Class A2I Series 2025-1A	4.891%	8/20/2055	14,925	14,893
[5]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/2050	3,360	3,312
[5]	DBJPM Mortgage Trust Class A5 Series 2020-C9	1.926%	8/15/2053	10,442	9,381
[4,5]	Dell Equipment Finance Trust Class B Series 2024-2	4.820%	8/22/2030	2,137	2,157
[4,5]	Dell Equipment Finance Trust Class C Series 2024-2	4.990%	8/22/2030	1,500	1,514
[4,5]	Dell Equipment Finance Trust Class C Series 2025-2	4.530%	3/24/2031	2,870	2,878
[4,5]	Dell Equipment Finance Trust Class D Series 2024-2	5.290%	2/24/2031	870	878
[4,5]	Dell Equipment Finance Trust Class D Series 2025-1	5.640%	8/22/2031	1,500	1,517
[4,5]	Dell Equipment Finance Trust Class D Series 2025-2	4.830%	3/22/2032	3,595	3,601
[4,5]	DLLAA LLC Class A4 Series 2023-1A	5.730%	10/20/2031	2,591	2,666
[4,5]	DLLST LLC Class A4 Series 2024-1A	4.930%	4/22/2030	1,063	1,073
[4,5]	Domino's Pizza Master Issuer LLC Class A2 Series 2019-1A	3.668%	10/25/2049	17,964	17,365
[4,5]	Domino's Pizza Master Issuer LLC Class A2I Series 2025-1A	4.930%	7/25/2055	32,160	32,269

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Drive Auto Receivables Trust Class C Series 2024-1	5.430%	11/17/2031	13,792	13,973
[5]	Drive Auto Receivables Trust Class C Series 2024-2	4.670%	5/17/2032	17,276	17,405
[5]	Drive Auto Receivables Trust Class D Series 2024-2	4.940%	5/17/2032	25,144	25,351
[5]	Drive Auto Receivables Trust Class D Series 2025-1	5.410%	9/15/2032	36,420	36,818
[5]	Drive Auto Receivables Trust Class D Series 2025-2	4.900%	12/15/2032	17,880	17,916
[4,5,6]	Dryden 113 CLO Ltd. Class AR3 Series 2022-113A, TSFR3M + 1.090%	4.762%	10/15/2037	2,730	2,733
[4,5,6]	Dryden 90 Clo Ltd. Class A1R Series 2021-90A, TSFR3M + 1.250%	5.113%	11/15/2038	8,280	8,317
[4,5,6]	Dryden 90 Clo Ltd. Class BR Series 2021-90A, TSFR3M + 1.600%	5.463%	11/15/2038	9,320	9,383
[4,5,6]	Durst Commercial Mortgage Trust Class A Series 2025-151	5.317%	8/10/2042	4,490	4,587
[4,5,6]	Edsouth Indenture No. 9 LLC Class A Series 2015-1, SOFR30A + 0.914%	4.612%	10/25/2056	3,786	3,773
[4,5]	EDvestinU Private Education Loan Issue No. 1 LLC Class A Series 2019-A	3.580%	11/25/2038	1,054	1,043
[4,5,6]	Elmwood CLO 21 Ltd. Class AR2 Series 2022-8A, TSFR3M + 1.220%	4.892%	10/15/2038	6,120	6,141
[4,5,6]	Elmwood CLO 21 Ltd. Class AR2 Series 2022-8A, TSFR3M + 1.550%	5.222%	10/15/2038	4,720	4,751
[4,5]	Enterprise Fleet Financing LLC Class A4 Series 2024-3	5.060%	3/20/2031	4,083	4,174
[4,5]	Evergreen Credit Card Trust Class B Series 2025-CRT5	5.240%	5/15/2029	4,462	4,517
[4,5]	Evergreen Credit Card Trust Class C Series 2025-CRT5	5.530%	5/15/2029	3,838	3,878
[5]	Exeter Automobile Receivables Trust Class C Series 2025-5A	4.680%	3/15/2032	5,050	5,098
[5]	Exeter Automobile Receivables Trust Class D Series 2025-5A	5.160%	3/15/2032	13,920	14,015
[5]	Exeter Automobile Receivables Trust Class D Series 2026-1A	5.000%	5/17/2032	27,500	27,549
[5]	Exeter Select Automobile Receivables Trust Class B Series 2025-2	4.630%	11/17/2031	1,240	1,250
[4,5,6,9]	Fannie Mae Connecticut Avenue Securities Trust Class 1A1 Series 2024-R04, SOFR30A + 1.000%	4.697%	5/25/2044	4,983	4,987
[4,5,6,9]	Fannie Mae Connecticut Avenue Securities Trust Class 1A1 Series 2024-R06, SOFR30A + 1.150%	4.847%	9/25/2044	9,239	9,262
[4,5,6,9]	Fannie Mae Connecticut Avenue Securities Trust Class 1A1 Series 2025-R01, SOFR30A + 0.950%	4.647%	1/25/2045	8,245	8,250
[4,5,6,9]	Fannie Mae Connecticut Avenue Securities Trust Class 1A1 Series 2025-R02, SOFR30A + 1.000%	4.697%	2/25/2045	8,306	8,314
[4,5,6,9]	Fannie Mae Connecticut Avenue Securities Trust Class 1A1 Series 2025-R06, SOFR30A + 0.900%	4.597%	9/25/2045	6,587	6,589
[4,5,6,9]	Fannie Mae Connecticut Avenue Securities Trust Class 1M1 Series 2023-R06, SOFR30A + 1.700%	5.397%	7/25/2043	965	969
[4,5,6,9]	Fannie Mae Connecticut Avenue Securities Trust Class 1M1 Series 2024-R01, SOFR30A + 1.050%	4.747%	1/25/2044	11,712	11,725
[4,5,6,9]	Fannie Mae Connecticut Avenue Securities Trust Class 1M1 Series 2024-R02, SOFR30A + 1.100%	4.797%	2/25/2044	1,335	1,337
[4,5,6,9]	Fannie Mae Connecticut Avenue Securities Trust Class 2A1 Series 2024-R05, SOFR30A + 1.000%	4.697%	7/25/2044	13,069	13,081
[4,5,6,9]	Fannie Mae Connecticut Avenue Securities Trust Class 2A1 Series 2025-R05, SOFR30A + 1.000%	4.697%	7/25/2045	8,877	8,885
[4,5,6,9]	Fannie Mae Connecticut Avenue Securities Trust Class 2M1 Series 2023-R07, SOFR30A + 1.950%	5.647%	9/25/2043	3,104	3,117
[4,5]	FCCU Auto Receivables Trust Class A4 Series 2025-1A	5.180%	5/15/2031	4,950	5,042
[4,5,6,9]	Federal Home Loan Mortgage Corp. STACR REMICS Trust Class A1 Series 2025-DNA3, SOFR30A + 0.950%	4.647%	9/25/2045	7,106	7,115
[5,6]	First Horizon Mortgage Pass Through Trust Class 1A1 Series 2006-AR3	3.718%	11/25/2036	1,149	601
[5,6]	First Horizon Mortgage Pass Through Trust Class 1A1 Series 2006-AR4	4.625%	1/25/2037	2,570	1,210
[4,5]	First Investors Auto Owner Trust Class C Series 2025-1A	4.750%	12/15/2031	4,890	4,920
[4,5]	First Investors Auto Owner Trust Class D Series 2025-1A	5.220%	12/15/2033	3,630	3,654
[5,6]	Five Mortgage Trust Class A3 Series 2023-V1	5.668%	2/10/2056	807	827
[4,5,6,8]	Flatiron CLO 24 Ltd. Class A1R Series 2023-2A, TSFR3M + 1.190%	4.858%	1/15/2039	4,820	4,820
[4,5,6,8]	Flatiron CLO 24 Ltd. Class BR Series 2023-2A, TSFR3M + 1.400%	5.060%	1/15/2039	4,210	4,210
[5]	Ford Credit Auto Lease Trust Class B Series 2024-A	5.290%	6/15/2027	3,893	3,914
[5]	Ford Credit Auto Lease Trust Class B Series 2025-A	4.960%	2/15/2029	3,645	3,696
[4,5]	Ford Credit Auto Owner Trust Class B Series 2024-1	5.240%	8/15/2036	12,636	12,966
[5]	Ford Credit Auto Owner Trust Class B Series 2024-D	4.880%	9/15/2030	3,399	3,466
[4,5]	Ford Credit Auto Owner Trust Class B Series 2025-2	4.670%	2/15/2038	7,970	8,052
[4,5]	Ford Credit Auto Owner Trust Class C Series 2021-1	1.910%	10/17/2033	6,076	6,043
[5]	Ford Credit Auto Owner Trust Class C Series 2023-C	6.370%	5/15/2031	11,827	12,193
[4,5]	Ford Credit Floorplan Master Owner Trust A Class B Series 2024-3	4.500%	9/15/2029	11,012	11,070
[4,5]	Ford Credit Floorplan Master Owner Trust A Class B Series 2024-4	4.610%	9/15/2031	4,471	4,494
[4,5]	Ford Credit Floorplan Master Owner Trust Class B Series 2024-1	5.480%	4/15/2029	15,139	15,367
[4,5]	Ford Credit Floorplan Master Owner Trust Class B Series 2024-2	5.560%	4/15/2031	10,384	10,732
[5]	Ford Credit Floorplan Master Owner Trust Class B Series 2025-1	4.840%	4/15/2030	6,630	6,709
[4,5,6,9]	Freddie Mac STACR REMICS Trust Class A1 Series 2023-HQA3, SOFR30A + 1.850%	5.547%	11/25/2043	3,577	3,606
[4,5,6,9]	Freddie Mac STACR REMICS Trust Class A1 Series 2024-DNA1, SOFR30A + 1.350%	5.047%	2/25/2044	19,730	19,822
[4,5,6,9]	Freddie Mac STACR REMICS Trust Class A1 Series 2024-DNA2, SOFR30A + 1.250%	4.947%	5/25/2044	19,036	19,114
[4,5,6,9]	Freddie Mac STACR REMICS Trust Class A1 Series 2024-DNA3, SOFR30A + 1.050%	4.747%	10/25/2044	1,302	1,304
[4,5,6,9]	Freddie Mac STACR REMICS Trust Class A1 Series 2024-HQA1, SOFR30A + 1.250%	4.947%	3/25/2044	10,980	11,037
[4,5,6,9]	Freddie Mac STACR REMICS Trust Class A1 Series 2024-HQA2, SOFR30A + 1.250%	4.947%	8/25/2044	15,782	15,841
[4,5,6,9]	Freddie Mac STACR REMICS Trust Class A1 Series 2025-DNA1, SOFR30A + 0.950%	4.647%	1/25/2045	2,615	2,618
[4,5,6,9]	Freddie Mac STACR REMICS Trust Class A1 Series 2025-DNA2, SOFR30A + 1.100%	4.797%	5/25/2045	8,442	8,461
[4,5,6,9]	Freddie Mac STACR REMICS Trust Class A1 Series 2025-HQA1, SOFR30A + 0.950%	4.647%	2/25/2045	5,006	5,011
[4,5,6,8]	GGP Trust Class A Series 2026-TY	4.670%	3/5/2043	13,450	13,450
[5]	GM Financial Automobile Leasing Trust Class B Series 2024-3	4.490%	10/20/2028	12,292	12,353
[5]	GM Financial Automobile Leasing Trust Class B Series 2025-1	4.890%	2/20/2029	9,056	9,164
[5]	GM Financial Automobile Leasing Trust Class C Series 2025-2	5.040%	10/22/2029	5,790	5,855
[5]	GM Financial Automobile Leasing Trust Class C Series 2025-3	4.600%	1/21/2030	4,180	4,204
[5]	GM Financial Consumer Automobile Receivables Trust Class B Series 2024-1	5.160%	8/16/2029	2,203	2,245
[5]	GM Financial Consumer Automobile Receivables Trust Class B Series 2024-2	5.280%	10/16/2029	3,370	3,452
[5]	GM Financial Consumer Automobile Receivables Trust Class B Series 2024-3	5.390%	1/16/2030	7,177	7,331

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	GM Financial Consumer Automobile Receivables Trust Class B Series 2024-4	4.670%	5/16/2030	2,298	2,331
[5]	GM Financial Consumer Automobile Receivables Trust Class B Series 2025-1	5.000%	8/16/2030	1,415	1,442
[5]	GM Financial Consumer Automobile Receivables Trust Class C Series 2025-3	4.730%	1/18/2033	1,180	1,191
[4,5]	GM Financial Revolving Receivables Trust Class B Series 2021-1	1.490%	6/12/2034	1,776	1,747
[4,5]	GM Financial Revolving Receivables Trust Class B Series 2023-2	6.210%	8/11/2036	3,740	3,928
[4,5]	GM Financial Revolving Receivables Trust Class B Series 2024-1	5.230%	12/11/2036	4,994	5,125
[4,5]	GM Financial Revolving Receivables Trust Class B Series 2025-1	4.800%	12/11/2037	2,431	2,461
[4,5]	GM Financial Revolving Receivables Trust Class C Series 2021-1	1.670%	6/12/2034	3,209	3,156
[4,5]	GM Financial Revolving Receivables Trust Class C Series 2025-1	5.000%	12/11/2037	17,066	17,275
[5,6]	GMACM Mortgage Loan Trust Class 3A1 Series 2005-AR6	3.724%	11/19/2035	231	204
[4,5]	GMF Floorplan Owner Revolving Trust Class A Series 2023-2	5.340%	6/15/2030	7,433	7,663
[4,5]	GMF Floorplan Owner Revolving Trust Class B Series 2024-1A	5.330%	3/15/2029	6,816	6,897
[4,5]	GMF Floorplan Owner Revolving Trust Class B Series 2024-2A	5.350%	3/15/2031	2,853	2,928
[4,5]	GMF Floorplan Owner Revolving Trust Class B Series 2024-4A	4.980%	11/15/2029	5,848	5,921
[4,5]	GMF Floorplan Owner Revolving Trust Class C Series 2025-2A	4.960%	3/15/2030	4,450	4,498
[5]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/2050	2,374	2,350
[5,6]	GS Mortgage Securities Trust Class A4 Series 2018-GS9	3.992%	3/10/2051	4,736	4,723
[5,6]	GS Mortgage Securities Trust Class A5 Series 2018-GS10	4.155%	7/10/2051	3,668	3,629
[5]	GS Mortgage Securities Trust Class A5 Series 2020-GC47	2.377%	5/12/2053	11,684	10,787
[5]	GS Mortgage Securities Trust Class AS Series 2020-GC47	2.731%	5/12/2053	890	815
[5,6]	GS Mortgage Securities Trust Class C Series 2014-GC24	4.518%	9/10/2047	16,663	14,664
[5,6]	GS Mortgage Securities Trust Class C Series 2015-GC34	4.697%	10/10/2048	3,778	2,271
[4,5]	Hertz Vehicle Financing III LLC Class A Series 2025-5A	4.620%	5/25/2030	9,050	9,095
[4,5]	Hertz Vehicle Financing III LLC Class A Series 2025-6A	4.890%	5/25/2032	10,600	10,687
[4,5]	Hertz Vehicle Financing III LLC Class A Series 2025-6A	5.820%	5/25/2032	5,410	5,420
[4,5]	Hertz Vehicle Financing III LLC Class B Series 2024-1A	6.120%	1/25/2029	10,024	10,245
[4,5]	Hertz Vehicle Financing III LLC Class C Series 2024-1A	6.700%	1/25/2029	6,322	6,480
[4,5]	Hertz Vehicle Financing III LLC Class C Series 2025-5A	5.500%	5/25/2030	3,900	3,908
[4,5]	HPEFS Equipment Trust Class B Series 2024-2A	5.350%	10/20/2031	3,095	3,127
[4,5]	HPEFS Equipment Trust Class C Series 2024-1A	5.330%	5/20/2031	5,725	5,757
[4,5]	HPEFS Equipment Trust Class C Series 2024-2A	5.520%	10/20/2031	9,683	9,814
[4,5]	HPEFS Equipment Trust Class C Series 2025-1A	4.790%	9/20/2032	4,490	4,532
[4,5]	HPEFS Equipment Trust Class C Series 2025-2A	4.410%	11/22/2032	2,690	2,691
[4,5]	HPEFS Equipment Trust Class D Series 2024-1A	5.820%	11/20/2031	7,129	7,215
[4,5]	HPEFS Equipment Trust Class D Series 2024-2A	5.820%	4/20/2032	5,041	5,136
[4,5]	HPEFS Equipment Trust Class D Series 2025-1A	4.990%	3/21/2033	7,850	7,915
[4,5]	HPEFS Equipment Trust Class D Series 2025-2A	4.770%	5/20/2033	3,860	3,854
[4,5]	Huntington Bank Auto Credit-Linked Notes Class B1 Series 2024-1	6.153%	5/20/2032	4,009	4,075
[4,5]	Huntington Bank Auto Credit-Linked Notes Class B1 Series 2024-2	5.442%	10/20/2032	6,859	6,933
[4,5]	Huntington Bank Auto Credit-Linked Notes Class B1 Series 2025-1	4.957%	3/21/2033	15,765	15,878
[4,5]	Huntington Bank Auto Credit-Linked Notes Class B1 Series 2025-2	4.835%	9/20/2033	20,804	20,929
[4,5]	Hyundai Auto Lease Securitization Trust Class B Series 2025-A	5.150%	6/15/2029	4,785	4,845
[5]	Hyundai Auto Receivables Trust Class A Series 2025-A	4.760%	6/15/2032	11,153	11,338
[5]	Hyundai Auto Receivables Trust Class B Series 2023-C	6.010%	12/17/2029	13,184	13,619
[5]	Hyundai Auto Receivables Trust Class B Series 2024-A	5.140%	1/15/2031	7,252	7,422
[5]	Hyundai Auto Receivables Trust Class B Series 2024-B	5.040%	9/16/2030	5,905	6,023
[5]	Hyundai Auto Receivables Trust Class B Series 2024-C	4.670%	1/15/2031	2,241	2,277
[5]	Hyundai Auto Receivables Trust Class B Series 2025-A	4.610%	4/15/2031	3,931	3,992
[5]	Hyundai Auto Receivables Trust Class C Series 2024-A	5.270%	7/15/2031	5,990	6,148
[5]	Hyundai Auto Receivables Trust Class C Series 2024-B	5.290%	10/15/2031	11,281	11,594
[5]	Hyundai Auto Receivables Trust Class C Series 2024-C	4.860%	2/17/2032	6,161	6,272
[5]	Hyundai Auto Receivables Trust Class C Series 2025-B	4.920%	7/15/2032	5,960	6,081
[5]	Hyundai Auto Receivables Trust Class C Series 2025-C	4.370%	1/18/2033	8,040	8,061
[4,5,6]	INT Commercial Mortgage Trust Class A Series 2025-PLAZA	5.042%	11/5/2037	2,780	2,809
[4,5,8]	Jersey Mike's Funding LLC Class A2I Series 2026-1A	4.952%	2/15/2056	17,200	17,200
[4,5,6]	JP Morgan Chase Commercial Mortgage Securities Trust Class D Series 2010-C2	5.583%	11/15/2043	608	580
[5]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2017-JP6	3.224%	7/15/2050	5,723	5,655
[5]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/2050	5,666	5,638
[5]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/2051	3,797	3,797
[5]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/2050	5,403	5,315
[4,5]	LAD Auto Receivables Trust Class A4 Series 2024-3A	4.600%	12/17/2029	4,585	4,628
[4,5]	LAD Auto Receivables Trust Class B Series 2024-2A	5.500%	7/16/2029	2,925	2,987
[4,5]	LAD Auto Receivables Trust Class B Series 2024-3A	4.740%	1/15/2030	4,984	5,039
[4,5]	LAD Auto Receivables Trust Class C Series 2024-2A	5.660%	10/15/2029	1,719	1,764
[4,5]	LAD Auto Receivables Trust Class C Series 2024-3A	4.930%	3/15/2030	4,054	4,108
[4,5]	LAD Auto Receivables Trust Class C Series 2025-1A	5.110%	7/15/2030	5,041	5,133
[4,5]	LAD Auto Receivables Trust Class C Series 2025-2A	4.700%	8/16/2032	2,950	2,976
[4,5]	LAD Auto Receivables Trust Class C Series 2025-3A	4.600%	3/15/2033	4,590	4,608
[4,5]	LAD Auto Receivables Trust Class D Series 2024-2A	6.370%	10/15/2031	1,444	1,491
[4,5]	LAD Auto Receivables Trust Class D Series 2024-3A	5.180%	2/17/2032	2,772	2,797

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	LAD Auto Receivables Trust Class D Series 2025-1A	5.520%	5/17/2032	10,546	10,770
[4,5]	LAD Auto Receivables Trust Class D Series 2025-2A	5.010%	12/15/2032	3,040	3,054
[4,5,6]	Lighthouse Park CLO Ltd. Class A Series 2025-1A, TSFR3M + 1.110%	5.031%	10/24/2037	4,740	4,751
[4,5,6]	Lighthouse Park CLO Ltd. Class B Series 2025-1A, TSFR3M + 1.450%	5.371%	10/24/2037	12,480	12,526
[4,5]	Lyra Music Assets Delaware LP Class A2 Series 2025-1A	5.604%	9/20/2065	21,052	21,260
[4,5]	M&T Bank Auto Receivables Trust Class A4 Series 2024-1A	5.150%	2/17/2032	7,784	7,962
[5,6]	MASTR Adjustable Rate Mortgages Trust Class 5A1 Series 2004-3	6.341%	4/25/2034	17	17
[5,6]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A Series 2003-A4	6.625%	7/25/2033	47	46
[5,6]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A2 Series 2003-A2, TSFR6M + 1.928%	5.512%	2/25/2033	122	119
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/2052	2,349	2,322
[5,6]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2013-C10	3.952%	7/15/2046	3,201	2,974
[5]	Morgan Stanley Capital I Class ASB Series 2017-HR2	3.509%	12/15/2050	1,931	1,923
[4,5]	Morgan Stanley Capital I Trust Class A Series 2014-150E	3.912%	9/9/2032	7,551	7,089
[5,6]	Morgan Stanley Capital I Trust Class A4 Series 2018-L1	4.407%	10/15/2051	5,405	5,416
[5]	Morgan Stanley Capital I Trust Class A4 Series 2019-L3	3.127%	11/15/2052	3,294	3,154
[5,6]	Morgan Stanley Capital I Trust Class AS Series 2018-L1	4.637%	10/15/2051	3,379	3,347
[5,6]	Morgan Stanley Mortgage Loan Trust Class 5A1 Series 2006-8AR	5.777%	6/25/2036	1,089	1,054
[4,5]	MSBAM Commercial Mortgage Securities Trust Class A2 Series 2012-CKSV	3.277%	10/15/2030	11,649	11,185
[4,5]	Navient Education Loan Trust Class A Series 2025-A	5.020%	7/15/2055	12,446	12,582
[4,5]	Navient Private Education Loan Trust Class A2A Series 2018-BA	3.610%	12/15/2059	254	253
[4,5]	Navient Refinance Loan Trust Class A Series 2025-C	4.800%	10/15/2055	10,558	10,591
[4,5,6]	Navient Student Loan Trust Class A1B Series 2023-BA, SOFR30A + 1.700%	5.407%	3/15/2072	597	602
[4,5]	Nelnet Student Loan Trust Class A1A Series 2025-DA	4.650%	8/20/2054	9,414	9,370
[4,5]	Nelnet Student Loan Trust Class B Series 2025-DA	4.860%	8/20/2054	10,550	10,513
[5]	Nissan Auto Lease Trust Class B Series 2025-A	5.030%	2/15/2029	3,988	4,043
[5]	Nissan Auto Lease Trust Class C Series 2025-A	5.110%	6/15/2029	5,392	5,463
[5]	Nissan Auto Lease Trust Class C Series 2025-B	4.810%	11/15/2029	3,280	3,316
[4,5,6]	NYC Commercial Mortgage Trust Class A Series 2025-28L	4.668%	11/5/2038	2,160	2,171
[4,5,6]	OCP CLO Ltd. Class AR Series 2023-30A, TSFR3M + 1.210%	4.879%	1/24/2039	5,820	5,835
[4,5,6]	OCP CLO Ltd. Class BR Series 2023-30A, TSFR3M + 1.550%	5.219%	1/24/2039	3,580	3,607
[4,5,6]	Octagon 57 Ltd. Class AR Series 2021-1A, TSFR3M + 1.070%	4.742%	10/15/2034	4,760	4,767
[4,5,6]	Octagon 57 Ltd. Class B1R Series 2021-1A, TSFR3M + 1.450%	5.122%	10/15/2034	6,320	6,328
[4,5]	Onemain Financial Issuance Trust Class A Series 2025-1A	4.820%	7/14/2038	52,795	53,498
[4,5]	Onemain Financial Issuance Trust Class B Series 2025-1A	5.050%	7/14/2038	5,820	5,893
[4,5]	PenFed Auto Receivables Owner Trust Class C Series 2025-A	4.670%	2/17/2032	1,230	1,229
[4,5]	PenFed Auto Receivables Owner Trust Class D Series 2025-A	5.070%	10/17/2033	1,230	1,224
[4,5]	PFS Financing Corp. Class B Series 2025-F	4.670%	8/15/2030	7,450	7,470
[4,5]	Progress Residential Trust Class A Series 2022-SFR3	3.200%	4/17/2039	3,334	3,293
[4,5]	Progress Residential Trust Class A Series 2022-SFR5	4.451%	6/17/2039	2,729	2,728
[4,5]	Progress Residential Trust Class A Series 2024-SFR1	3.350%	2/17/2041	7,597	7,359
[4,5]	Progress Residential Trust Class A Series 2024-SFR2	3.300%	4/17/2041	7,081	6,834
[4,5]	Progress Residential Trust Class A Series 2024-SFR3	3.000%	6/17/2041	10,603	10,119
[4,5]	Progress Residential Trust Class A Series 2024-SFR4	3.100%	7/17/2041	18,925	18,151
[4,5]	Progress Residential Trust Class A Series 2024-SFR5	3.000%	8/9/2029	20,677	19,656
[4,5]	Progress Residential Trust Class A Series 2025-SFR1	3.400%	2/17/2042	19,200	18,393
[4,5]	Progress Residential Trust Class A Series 2025-SFR2	3.305%	4/17/2042	7,928	7,552
[4,5]	Progress Residential Trust Class A Series 2025-SFR3	3.390%	7/17/2042	16,560	15,768
[4,5]	Progress Residential Trust Class A Series 2025-SFR6	4.000%	12/17/2042	6,080	5,918
[4,5]	Progress Residential Trust Class B Series 2022-SFR3	3.600%	4/17/2039	1,590	1,573
[4,5]	Progress Residential Trust Class B Series 2022-SFR5	4.896%	6/17/2039	2,705	2,705
[4,5]	Progress Residential Trust Class B Series 2025-SFR1	3.650%	2/17/2042	3,626	3,468
[4,5]	Progress Residential Trust Class B Series 2025-SFR3	3.390%	7/17/2042	6,680	6,253
[4,5]	Progress Residential Trust Class B Series 2025-SFR6	4.000%	12/17/2042	6,980	6,668
[4,5]	QTS Issuer ABS II LLC Class A2 Series 2026-1A	5.364%	1/5/2056	35,030	35,138
[4,5]	RCKT Trust Class B Series 2025-1A	4.990%	7/25/2034	1,060	1,066
[4,5]	RCKTL Trust Class B Series 2025-2A	4.600%	11/27/2034	1,960	1,963
[4,5,6]	Red Oak Funding Master Trust Class A Series 2025-1A SOFR30A + 2.000%	5.703%	12/20/2030	4,940	4,949
[4,5]	Retained Vantage Data Centers Issuer LLC Class A2A Series 2025-1A	5.091%	8/15/2050	17,670	17,468
[5,6]	RFMSI Trust Class 2A1 Series 2006-SA2	5.522%	8/25/2036	4,494	2,973
[5,6]	RFMSI Trust Class 2A1 Series 2006-SA3	6.081%	9/25/2036	1,694	881
[4,5,6]	RR 41 Ltd. Class A1A Series 2025-41A, TSFR3M + 1.250%	5.214%	10/15/2040	3,750	3,751
[4,5,8]	Sabey Data Center Issuer LLC Class A2 Series 2026-1	5.482%	1/20/2051	21,660	21,731
[4,5]	Santander Bank Auto Credit-Linked Notes Class A2 Series 2024-A	5.605%	6/15/2032	548	558
[4,5]	Santander Bank Auto Credit-Linked Notes Class B Series 2023-B	5.640%	12/15/2033	555	563
[4,5]	Santander Bank Auto Credit-Linked Notes Class B Series 2024-A	5.622%	6/15/2032	2,778	2,818
[4,5]	Santander Bank Auto Credit-Linked Notes Class B Series 2024-B	4.965%	1/18/2033	1,271	1,280
[4,5]	Santander Bank Auto Credit-Linked Notes Class C Series 2023-B	5.933%	12/15/2033	1,195	1,211
[4,5]	Santander Bank Auto Credit-Linked Notes Class C Series 2024-A	5.818%	6/15/2032	1,758	1,782
[4,5]	Santander Bank Auto Credit-Linked Notes Class C Series 2024-B	5.141%	1/18/2033	2,047	2,061
[4,5]	Santander Bank Auto Credit-Linked Notes Class D Series 2023-B	6.663%	12/15/2033	2,468	2,510

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	Santander Bank Auto Credit-Linked Notes Class D Series 2024-A	6.110%	6/15/2032	2,144	2,171
[4,5]	Santander Bank Auto Credit-Linked Notes Class D Series 2024-B	5.483%	1/18/2033	2,627	2,646
[4,5]	Santander Bank Auto Credit-Linked Notes Class D Series 2025-A	5.151%	1/16/2034	3,460	3,471
[5]	Santander Drive Auto Receivables Trust Class B Series 2023-6	5.980%	4/16/2029	7,955	8,056
[5]	Santander Drive Auto Receivables Trust Class C Series 2023-1	5.090%	5/15/2030	1,583	1,590
[5]	Santander Drive Auto Receivables Trust Class C Series 2023-6	6.400%	3/17/2031	6,322	6,532
[5]	Santander Drive Auto Receivables Trust Class C Series 2024-1	5.450%	3/15/2030	4,182	4,238
[5]	Santander Drive Auto Receivables Trust Class C Series 2024-2	5.840%	6/17/2030	8,088	8,258
[5]	Santander Drive Auto Receivables Trust Class C Series 2024-3	5.640%	8/15/2030	23,009	23,441
[5]	Santander Drive Auto Receivables Trust Class C Series 2024-5	4.780%	1/15/2031	45,417	45,828
[5]	Santander Drive Auto Receivables Trust Class D Series 2024-2	6.280%	8/15/2031	8,781	9,070
[5]	Santander Drive Auto Receivables Trust Class D Series 2024-3	5.970%	10/15/2031	24,356	25,029
[5]	Santander Drive Auto Receivables Trust Class D Series 2024-5	5.140%	2/17/2032	42,133	42,603
[5]	Santander Drive Auto Receivables Trust Class D Series 2025-1	5.430%	3/17/2031	8,040	8,198
[5]	Santander Drive Auto Receivables Trust Class D Series 2025-2	5.470%	5/15/2031	18,560	18,892
[5]	Santander Drive Auto Receivables Trust Class D Series 2025-3	5.110%	9/15/2031	37,160	37,551
[5]	Santander Drive Auto Receivables Trust Class D Series 2025-4	4.950%	1/15/2032	5,600	5,621
[4,5]	SBNA Auto Receivables Trust Class B Series 2024-A	5.290%	9/17/2029	11,314	11,452
[4,5]	SBNA Auto Receivables Trust Class C Series 2024-A	5.590%	1/15/2030	5,269	5,366
[4,5]	SBNA Auto Receivables Trust Class D Series 2024-A	6.040%	4/15/2030	5,155	5,272
[4,5]	SBNA Auto Receivables Trust Class D Series 2025-SF1	5.340%	9/15/2031	2,401	2,413
[4,5]	SCCU Auto Receivables Trust Class A4 Series 2023-1A	5.700%	8/15/2029	1,131	1,157
[4,5]	SCCU Auto Receivables Trust Class A4 Series 2024-1A	5.160%	5/15/2030	3,361	3,423
[4,5]	SCCU Auto Receivables Trust Class A4 Series 2025-1A	4.680%	9/15/2031	2,010	2,037
[4,5]	Securitized Term Auto Receivables Trust Class B Series 2025-A	5.038%	7/25/2031	1,838	1,857
[4,5]	Securitized Term Auto Receivables Trust Class C Series 2025-A	5.185%	7/25/2031	736	744
[4,5]	Securitized Term Auto Receivables Trust Class C Series 2025-B	5.121%	12/29/2032	1,262	1,276
[4,5]	Securitized Term Auto Receivables Trust Class D Series 2025-B	5.463%	12/29/2032	1,101	1,111
[4,5]	Securitized Term Auto Receivables Trust Class D Series 2026-A	4.873%	3/25/2033	3,120	3,128
[4,5]	SFS Auto Receivables Securitization Trust Class A4 Series 2024-2A	5.260%	8/20/2030	3,969	4,065
[4,5]	SFS Auto Receivables Securitization Trust Class B Series 2024-1A	5.380%	1/21/2031	3,655	3,741
[4,5]	SFS Auto Receivables Securitization Trust Class B Series 2024-2A	5.410%	8/20/2030	4,651	4,778
[4,5]	SFS Auto Receivables Securitization Trust Class B Series 2024-3A	4.760%	11/20/2031	6,294	6,377
[4,5]	SFS Auto Receivables Securitization Trust Class B Series 2025-1A	5.110%	2/20/2031	1,576	1,614
[4,5]	SFS Auto Receivables Securitization Trust Class B Series 2025-2A	4.850%	7/21/2031	2,830	2,883
[4,5]	SFS Auto Receivables Securitization Trust Class C Series 2024-1A	5.510%	1/20/2032	5,136	5,282
[4,5]	SFS Auto Receivables Securitization Trust Class C Series 2024-2A	5.540%	2/20/2032	5,269	5,420
[4,5]	SFS Auto Receivables Securitization Trust Class C Series 2024-3A	4.980%	10/20/2032	9,967	10,117
[4,5]	SFS Auto Receivables Securitization Trust Class C Series 2025-1A	5.200%	10/20/2032	9,293	9,490
[4,5]	SFS Auto Receivables Securitization Trust Class C Series 2025-2A	5.050%	4/20/2033	11,330	11,507
[4,5]	SFS Auto Receivables Securitization Trust Class C Series 2025-3A	4.640%	11/21/2033	10,440	10,465
[4,5]	SMB Private Education Loan Trust Class A2A Series 2017-B	2.820%	10/15/2035	356	355
[4,5]	SMB Private Education Loan Trust Class A2A Series 2018-B	3.600%	1/15/2037	1,957	1,947
[4,5]	SMB Private Education Loan Trust Class A2A Series 2018-C	3.630%	11/15/2035	2,601	2,592
[4,5]	SoFi Consumer Loan Program LLC Class C Series 2025-4	4.910%	8/25/2035	3,850	3,871
[4,5]	SoFi Consumer Loan Program Trust Class C Series 2026-1	4.740%	12/26/2035	6,300	6,313
[4,5]	Stellantis Financial Underwritten Enhanced Lease Trust Class C Series 2025-AA	5.080%	8/20/2029	7,560	7,667
[4,5]	Stellantis Financial Underwritten Enhanced Lease Trust Class C Series 2025-BA	4.710%	1/22/2030	4,980	5,018
[4,5]	Subway Funding LLC Class A2I Series 2024-1A	6.028%	7/30/2054	42,385	42,944
[4,5]	Switch ABS Issuer LLC Class A21 Series 2025-2A	5.121%	10/25/2055	15,370	15,323
[4,5]	Taco Bell Funding LLC Class A2I Series 2025-1A	4.821%	8/25/2055	35,620	35,440
[4,5]	Tesla Electric Vehicle Trust Class A4 Series 2023-1	5.380%	2/20/2029	4,566	4,645
[4,5]	Tesla Electric Vehicle Trust Class B Series 2023-1	5.820%	5/20/2031	4,547	4,635
[4,5]	Tesla Lease Electric Vehicle Securitization LLC Class B Series 2025-A	4.790%	6/20/2029	3,550	3,582
[4,5]	Tesla Lease Electric Vehicle Securitization LLC Class C Series 2025-A	5.090%	6/20/2029	5,920	5,969
[4,5]	TIF Funding III LLC Class A Series 2024-2A	5.540%	7/20/2049	21,339	21,476
[4,5]	TMSQ Mortgage Trust Class A Series 2014-1500	3.680%	10/10/2036	20,843	19,384
[4,5]	Trafigura Securitisation Finance plc Class A2 Series 2024-1A	5.980%	11/15/2027	19,472	19,694
[4,5]	Tricon Residential Trust Class A Series 2024-SFR4	4.300%	11/17/2041	13,345	13,241
[4,5]	Tricon Residential Trust Class B Series 2024-SFR4	4.650%	11/17/2041	5,467	5,415
[4,5]	Trinity Rail Leasing LLC Class A Series 2024-1A	5.780%	5/19/2054	14,449	14,537
[4,5]	Trinity Rail Leasing LLC Class A Series 2025-1A	5.090%	10/19/2055	6,841	6,831
[4,5]	Truist Bank Auto Credit-Linked Notes Class B Series 2025-1	4.728%	9/26/2033	15,139	15,211
[5]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/2050	6,459	6,403
[4,5]	US Bank C&I Credit-Linked Notes Class B1 Series 2025-SUP2	4.818%	9/25/2032	11,030	11,057
[4,5]	US Bank NA Class B Series 2023-1	6.789%	8/25/2032	866	875
[4,5]	US Bank NA Class B Series 2025-SUP1	5.582%	2/25/2032	18,594	18,725
[4,5]	USAA Auto Owner Trust Class A4 Series 2024-A	4.970%	12/17/2029	4,026	4,079
[4,5]	Vantage Data Centers Issuer LLC Class A2 Series 2025-2A	5.239%	11/15/2055	39,210	38,913
[4,5]	Vantage Data Centers LLC Class A2 Series 2025-1A	5.132%	8/15/2055	38,920	38,610

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	Verizon Master Trust Class B Series 2024-2	5.080%	12/22/2031	8,961	9,160
[4,5]	Verizon Master Trust Class B Series 2024-5	5.250%	6/21/2032	19,581	20,168
[4,5]	Verizon Master Trust Class B Series 2025-4	5.020%	3/21/2033	11,760	12,000
[4,5]	Verizon Master Trust Class B Series 2025-6	4.850%	6/21/2033	5,570	5,649
[4,5]	Verizon Master Trust Class C Series 2023-6	5.050%	9/22/2031	8,070	8,202
[4,5]	Verizon Master Trust Class C Series 2024-2	5.320%	12/22/2031	11,106	11,399
[4,5]	Verizon Master Trust Class C Series 2024-7	4.840%	8/20/2032	5,943	6,020
[5]	Verizon Master Trust Class C Series 2024-8	4.990%	11/20/2030	5,178	5,259
[5]	Verizon Master Trust Class C Series 2025-1	5.090%	1/21/2031	1,358	1,383
[4,5]	Verizon Master Trust Class C Series 2025-4	5.200%	3/21/2033	6,456	6,595
[5]	Verizon Master Trust Class C Series 2025-5	4.840%	6/20/2031	4,785	4,836
[4,5]	Verizon Master Trust Class C Series 2025-6	5.060%	6/21/2033	3,550	3,608
[4,5]	Verizon Master Trust Class C Series 2025-8	4.600%	8/22/2033	3,010	3,002
[4,5,6]	Voya CLO 2022-3 Ltd. Class A1R2 Series 2022-3A, TSFR3M + 1.130%	4.798%	10/20/2036	6,930	6,946
[5,6]	WaMu Mortgage Pass Through Certificates Trust Class 1A7 Series 2003-AR9	5.418%	9/25/2033	205	202
[5,6]	WaMu Mortgage Pass Through Certificates Trust Class A Series 2002-AR18	5.805%	1/25/2033	32	32
[5,6]	WaMu Mortgage Pass Through Certificates Trust Class A7 Series 2003-AR7	5.641%	8/25/2033	120	118
[4,5,6]	Wellington Management CLO 1 Ltd. Class AR Series 2023-1A, TSFR3M + 1.230%	4.898%	10/20/2038	2,520	2,529
[4,5,6]	Wellington Management CLO 1 Ltd. Class AR Series 2023-1A, TSFR3M + 1.550%	5.218%	10/20/2038	2,910	2,917
[5]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2017-C40	3.317%	10/15/2050	6,597	6,514
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C39	3.157%	9/15/2050	5,394	5,313
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/2050	2,368	2,341
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-RC1	3.631%	1/15/2060	2,353	2,341
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C45	4.184%	6/15/2051	5,144	5,139
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/2051	3,260	3,257
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/2061	5,837	5,869
[5]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2018-C48	4.302%	1/15/2052	1,547	1,551
[5]	Wells Fargo Commercial Mortgage Trust Class C Series 2014-LC16	4.458%	8/15/2050	4,453	2,984
[5,6]	Wells Fargo Commercial Mortgage Trust Class C Series 2015-LC22	4.586%	9/15/2058	958	910
[5,6]	Wells Fargo Commercial Mortgage Trust Class C Series 2018-C43	4.514%	3/15/2051	3,313	3,085
[5,6]	Wells Fargo Mortgage Backed Securities Trust Class 2A1 Series 2006-AR14	6.496%	10/25/2036	1,283	1,181
[4,5]	Wendy's Funding LLC Class A2II Series 2018-1A	3.884%	3/15/2048	15,543	15,338
[4,5]	Wendy's Funding LLC Class A2II Series 2019-1A	4.080%	6/15/2049	4,827	4,719
[4,5]	Westlake Automobile Receivables Trust Class C Series 2026-1A	4.370%	6/16/2031	22,180	22,193
[4,5]	Westlake Automobile Receivables Trust Class D Series 2026-1A	4.750%	7/15/2031	12,400	12,417
[4,5]	Westlake Flooring Master Trust Class B Series 2025-1A	4.840%	10/15/2029	4,750	4,755
[4,5,6]	WFLD Mortgage Trust Class A Series 2014-MONT	3.755%	8/10/2031	27,000	26,219
[5]	WFRBS Commercial Mortgage Trust Class B Series 2014-C20	4.378%	5/15/2047	6,755	5,848
[5,6]	WFRBS Commercial Mortgage Trust Class C Series 2014-C20	4.513%	5/15/2047	4,271	1,901
[5]	World Omni Auto Receivables Trust Class B Series 2025-A	5.080%	11/15/2030	4,642	4,743
[5]	World Omni Auto Receivables Trust Class C Series 2024-A	5.310%	10/15/2030	4,490	4,559
[5]	World Omni Auto Receivables Trust Class C Series 2025-A	5.170%	10/15/2031	6,502	6,613
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,488,200)					3,503,005
Corporate Bonds (80.5%)
Communications (5.0%)
[4]	Altice France SA	6.500%	4/15/2032	1,806	1,765
[4]	AMC Networks Inc.	10.250%	1/15/2029	2,204	2,298
	AMC Networks Inc.	4.250%	2/15/2029	139	121
[4]	AMC Networks Inc.	10.500%	7/15/2032	1,720	1,855
	AT&T Inc.	2.300%	6/1/2027	56,416	55,256
	AT&T Inc.	1.650%	2/1/2028	41,490	39,659
	AT&T Inc.	4.100%	2/15/2028	40,695	40,786
	AT&T Inc.	4.350%	3/1/2029	20,990	21,136
	AT&T Inc.	4.300%	2/15/2030	65,623	65,669
	AT&T Inc.	4.700%	8/15/2030	24,497	24,874
[8]	AT&T Inc.	4.400%	4/30/2031	138,614	138,550
	British Telecommunications plc	5.125%	12/4/2028	20,912	21,454
[4]	British Telecommunications plc	3.250%	11/8/2029	27,315	26,316
	British Telecommunications plc	9.625%	12/15/2030	5,180	6,301
[4]	Cable One Inc.	4.000%	11/15/2030	1,605	1,170
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/2027	9,420	9,429
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/2030	1,938	1,853
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	8/15/2030	2,865	2,696
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	2/1/2031	371	340
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	7.000%	2/1/2033	1,125	1,136
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/2028	54,707	54,001
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.200%	3/15/2028	87,633	87,303
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.250%	1/15/2029	96,679	90,803
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/2029	29,619	29,945

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.100%	6/1/2029	107,147	111,752
[4,5]	Cipher Compute LLC	7.125%	11/15/2030	1,065	1,097
	Comcast Corp.	3.150%	2/15/2028	20,877	20,570
	Comcast Corp.	5.100%	6/1/2029	31,551	32,599
	Comcast Corp.	3.400%	4/1/2030	61,600	59,695
[4]	CSC Holdings LLC	11.750%	1/31/2029	2,900	2,117
[4]	CSC Holdings LLC	4.125%	12/1/2030	1,930	1,173
[4]	CSC Holdings LLC	4.500%	11/15/2031	2,095	1,262
[4]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/2027	457	459
[4]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	8.875%	2/1/2030	1,945	1,971
[4]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	10.000%	2/15/2031	3,140	3,235
[4]	DISH Network Corp.	11.750%	11/15/2027	3,925	4,059
	Expedia Group Inc.	4.625%	8/1/2027	71,671	72,192
[4]	Flash Compute LLC	7.250%	12/31/2030	960	963
	Fox Corp.	4.709%	1/25/2029	69,890	70,900
[4]	Frontier Communications Holdings LLC	5.000%	5/1/2028	2,486	2,487
	Meta Platforms Inc.	4.200%	11/15/2030	193,432	193,060
[4]	Midcontinent Communications	8.000%	8/15/2032	4,595	4,423
	Netflix Inc.	5.875%	11/15/2028	164,725	172,799
[4]	NTT Finance Corp.	4.567%	7/16/2027	9,976	10,061
[4]	NTT Finance Corp.	4.620%	7/16/2028	24,984	25,317
	Omnicom Group Inc.	4.200%	6/1/2030	20,595	20,466
	Paramount Global	2.900%	1/15/2027	15,148	14,910
	Paramount Global	3.375%	2/15/2028	2,744	2,665
	Paramount Global	3.700%	6/1/2028	6,262	6,101
	Paramount Global	4.200%	6/1/2029	9,255	9,001
	Paramount Global	4.950%	1/15/2031	13,315	12,732
	Paramount Global	4.200%	5/19/2032	772	697
	Rogers Communications Inc.	3.200%	3/15/2027	36,752	36,425
	Rogers Communications Inc.	5.000%	2/15/2029	82,761	84,449
	Rogers Communications Inc.	7.000%	4/15/2055	2,650	2,745
[4]	Scripps Escrow II Inc.	3.875%	1/15/2029	62	57
	Sprint Capital Corp.	6.875%	11/15/2028	118,398	126,998
	Take-Two Interactive Software Inc.	3.700%	4/14/2027	27,526	27,445
	Take-Two Interactive Software Inc.	4.950%	3/28/2028	22,876	23,310
	TCI Communications Inc.	7.125%	2/15/2028	874	928
	Telefonica Emisiones SA	4.103%	3/8/2027	69,252	69,291
	T-Mobile USA Inc.	3.750%	4/15/2027	120,309	120,003
	T-Mobile USA Inc.	2.050%	2/15/2028	15,909	15,309
	T-Mobile USA Inc.	4.950%	3/15/2028	55,629	56,678
	T-Mobile USA Inc.	4.800%	7/15/2028	13,858	14,099
	T-Mobile USA Inc.	4.850%	1/15/2029	68,511	69,983
	T-Mobile USA Inc.	2.625%	2/15/2029	7,000	6,701
	T-Mobile USA Inc.	3.375%	4/15/2029	33,037	32,245
	T-Mobile USA Inc.	4.200%	10/1/2029	45,545	45,653
	T-Mobile USA Inc.	3.875%	4/15/2030	9,090	8,930
	Uber Technologies Inc.	4.300%	1/15/2030	95,812	96,113
	Uber Technologies Inc.	4.150%	1/15/2031	84,695	83,992
[4]	Univision Communications Inc.	8.000%	8/15/2028	224	231
[4]	Univision Communications Inc.	7.375%	6/30/2030	383	388
[4]	Univision Communications Inc.	8.500%	7/31/2031	8,320	8,685
[4]	Univision Communications Inc.	9.375%	8/1/2032	1,295	1,394
	Verizon Communications Inc.	2.100%	3/22/2028	101,435	97,651
	Verizon Communications Inc.	4.016%	12/3/2029	81,277	80,827
	Verizon Communications Inc.	3.150%	3/22/2030	36,070	34,561
	Verizon Communications Inc.	2.550%	3/21/2031	38,193	34,883
[4]	Versant Media Group Inc.	7.250%	1/30/2031	485	497
[4]	WULF Compute LLC	7.750%	10/15/2030	1,846	1,925
					2,765,875
Consumer Discretionary (5.5%)
[4]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/2028	2,485	2,448
[4]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/2028	774	769
[4]	1011778 BC ULC / New Red Finance Inc.	5.625%	9/15/2029	651	662
[4]	Advance Auto Parts Inc.	7.000%	8/1/2030	5,970	6,064
	Amazon.com Inc.	4.100%	11/20/2030	23,550	23,557
[4]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/2028	2,154	2,126
	American Honda Finance Corp.	4.550%	7/9/2027	45,032	45,452
	American Honda Finance Corp.	4.900%	7/9/2027	44,749	45,388
	American Honda Finance Corp.	4.450%	10/22/2027	29,662	29,928

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Honda Finance Corp.	4.150%	1/8/2029	47,720	47,830
	American Honda Finance Corp.	4.400%	9/5/2029	30,663	30,937
	American Honda Finance Corp.	4.450%	1/8/2031	31,165	31,147
	Asbury Automotive Group Inc.	4.500%	3/1/2028	456	454
	AutoZone Inc.	3.750%	6/1/2027	14,713	14,672
	AutoZone Inc.	4.500%	2/1/2028	39,889	40,256
	AutoZone Inc.	6.250%	11/1/2028	14,817	15,630
	AutoZone Inc.	3.750%	4/18/2029	23,690	23,375
	AutoZone Inc.	5.100%	7/15/2029	30,588	31,451
	Bath & Body Works Inc.	7.500%	6/15/2029	3,582	3,655
[4]	Beach Acquisition Bidco LLC	10.000%	7/15/2033	1,007	1,108
[4]	Belron UK Finance plc	5.750%	10/15/2029	1,270	1,295
[4,8,10]	Betclic Everest Group SAS	5.125%	12/10/2031	875	1,047
[4]	BMW US Capital LLC	3.450%	4/1/2027	9,373	9,327
[4]	BMW US Capital LLC	4.150%	8/11/2027	17,380	17,442
[4]	BMW US Capital LLC	4.600%	8/13/2027	30,749	31,052
[4]	BMW US Capital LLC	4.500%	8/11/2030	47,740	47,898
	BorgWarner Inc.	4.950%	8/15/2029	10,731	10,975
[4]	Carnival Corp.	5.125%	5/1/2029	1,940	1,962
[4]	Carnival Corp.	5.875%	6/15/2031	1,845	1,908
[4]	Champ Acquisition Corp.	8.375%	12/1/2031	433	463
[4]	Churchill Downs Inc.	5.500%	4/1/2027	3,118	3,119
[4]	Churchill Downs Inc.	4.750%	1/15/2028	4,718	4,702
[4]	Clarios Global LP / Clarios US Finance Co.	6.750%	2/15/2030	365	382
[4,10]	Clarios Global LP / Clarios US Finance Co.	4.750%	6/15/2031	700	841
	Cornell University	4.169%	6/15/2030	9,040	9,065
	eBay Inc.	5.950%	11/22/2027	24,991	25,815
	eBay Inc.	4.250%	3/6/2029	27,555	27,666
	eBay Inc.	2.700%	3/11/2030	10,358	9,740
[4]	ERAC USA Finance LLC	5.000%	2/15/2029	35,198	36,103
[4]	Flutter Treasury DAC	5.875%	6/4/2031	12,155	12,357
	Ford Motor Co.	6.625%	10/1/2028	17,061	18,026
	Ford Motor Credit Co. LLC	6.950%	6/10/2026	6,398	6,445
	Ford Motor Credit Co. LLC	2.700%	8/10/2026	8,918	8,845
	Ford Motor Credit Co. LLC	5.125%	11/5/2026	30,663	30,822
	Ford Motor Credit Co. LLC	4.271%	1/9/2027	4,557	4,555
	Ford Motor Credit Co. LLC	5.800%	3/5/2027	93,300	94,602
	Ford Motor Credit Co. LLC	5.850%	5/17/2027	30,044	30,540
	Ford Motor Credit Co. LLC	4.950%	5/28/2027	36,858	37,069
	Ford Motor Credit Co. LLC	4.125%	8/17/2027	25,377	25,255
	Ford Motor Credit Co. LLC	3.815%	11/2/2027	5,395	5,338
	Ford Motor Credit Co. LLC	7.350%	11/4/2027	97,660	101,993
	Ford Motor Credit Co. LLC	2.900%	2/16/2028	5,392	5,218
	Ford Motor Credit Co. LLC	6.800%	5/12/2028	24,655	25,794
	Ford Motor Credit Co. LLC	6.798%	11/7/2028	41,925	44,140
	Ford Motor Credit Co. LLC	5.800%	3/8/2029	13,697	14,077
	Ford Motor Credit Co. LLC	4.970%	4/6/2029	38,015	38,214
	Ford Motor Credit Co. LLC	5.113%	5/3/2029	8,429	8,495
	Ford Motor Credit Co. LLC	5.303%	9/6/2029	30,663	31,075
	General Motors Financial Co. Inc.	5.000%	4/9/2027	55,980	56,529
	General Motors Financial Co. Inc.	5.400%	5/8/2027	54,790	55,676
	General Motors Financial Co. Inc.	5.350%	7/15/2027	40,496	41,207
	General Motors Financial Co. Inc.	2.700%	8/20/2027	29,978	29,364
	General Motors Financial Co. Inc.	5.050%	4/4/2028	68,216	69,549
	General Motors Financial Co. Inc.	2.400%	4/10/2028	22,158	21,379
	General Motors Financial Co. Inc.	2.400%	10/15/2028	45,689	43,691
	General Motors Financial Co. Inc.	5.800%	1/7/2029	31,959	33,328
	General Motors Financial Co. Inc.	4.300%	4/6/2029	35,366	35,412
	General Motors Financial Co. Inc.	4.900%	10/6/2029	87,739	89,206
	General Motors Financial Co. Inc.	5.350%	1/7/2030	46,419	47,952
	General Motors Financial Co. Inc.	3.600%	6/21/2030	7,040	6,794
	General Motors Financial Co. Inc.	5.450%	7/15/2030	102,287	106,301
	General Motors Financial Co. Inc.	4.600%	1/8/2031	67,930	67,927
[4]	Gildan Activewear Inc.	4.700%	10/7/2030	17,605	17,551
	Goodyear Tire & Rubber Co.	5.000%	7/15/2029	4,525	4,434
[4]	Hilton Domestic Operating Co. Inc.	5.875%	4/1/2029	1,377	1,409
	Honda Motor Co. Ltd.	2.534%	3/10/2027	36,629	36,104
	Hyatt Hotels Corp.	5.250%	6/30/2029	31,351	32,310
[4]	Light & Wonder International Inc.	7.500%	9/1/2031	1,430	1,500
[4]	Lithia Motors Inc.	4.625%	12/15/2027	2,284	2,281

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Live Nation Entertainment Inc.	6.500%	5/15/2027	5,900	5,928
	Lowe's Cos. Inc.	3.950%	10/15/2027	91,884	92,088
	Lowe's Cos. Inc.	1.300%	4/15/2028	18,039	17,047
	Lowe's Cos. Inc.	1.700%	9/15/2028	9,155	8,638
	Lowe's Cos. Inc.	4.000%	10/15/2028	48,045	48,096
	Lowe's Cos. Inc.	1.700%	10/15/2030	14,310	12,735
	Lowe's Cos. Inc.	4.250%	3/15/2031	165,195	164,454
	Marriott International Inc.	5.000%	10/15/2027	32,770	33,293
[4]	Men's Wearhouse LLC	9.000%	2/1/2031	200	208
[4]	Mercedes-Benz Finance North America LLC	4.800%	3/30/2028	51,255	52,074
[4]	Mercedes-Benz Finance North America LLC	5.100%	8/3/2028	59,403	60,903
	MGM Resorts International	6.125%	9/15/2029	4,585	4,688
	Mohawk Industries Inc.	5.850%	9/18/2028	10,964	11,434
[4]	NCL Corp. Ltd.	5.875%	1/15/2031	2,150	2,155
[4]	NCL Corp. Ltd.	6.750%	2/1/2032	1,164	1,193
	Newell Brands Inc.	6.375%	9/15/2027	2,985	3,020
[4]	Newell Brands Inc.	8.500%	6/1/2028	3,900	4,092
	Newell Brands Inc.	6.625%	9/15/2029	1,274	1,276
	Newell Brands Inc.	7.500%	4/1/2046	828	699
[4]	Nissan Motor Acceptance Co. LLC	5.625%	9/29/2028	975	978
[4]	Nissan Motor Acceptance Co. LLC	6.125%	9/30/2030	11,800	11,768
[10]	Renault SA	3.875%	9/30/2030	9,000	10,791
[4]	Rivers Enterprise Lender LLC / Rivers Enterprise Lender Corp.	6.250%	10/15/2030	485	492
	Six Flags Entertainment Corp. / Canada's Wonderland Co. / Magnum Management Corp.	5.375%	4/15/2027	642	642
	Six Flags Entertainment Corp. / Canada's Wonderland Co. / Magnum Management Corp.	6.500%	10/1/2028	1,130	1,128
	Six Flags Entertainment Corp. / Canada's Wonderland Co. / Magnum Management Corp.	5.250%	7/15/2029	1,705	1,637
[4]	Six Flags Entertainment Corp. / Canada's Wonderland Co. / Millennium Operations LLC	8.625%	1/15/2032	640	653
	Starbucks Corp.	2.000%	3/12/2027	3,620	3,546
	Starbucks Corp.	4.500%	5/15/2028	38,200	38,601
[4]	Stellantis Finance US Inc.	5.625%	1/12/2028	22,675	23,193
[4]	Stellantis Finance US Inc.	5.350%	3/17/2028	38,061	38,854
[4]	Stellantis Finance US Inc.	5.750%	3/18/2030	8,085	8,335
[4]	Stellantis Financial Services US Corp.	4.950%	9/15/2028	40,330	40,891
[4]	Stellantis Financial Services US Corp.	5.400%	9/15/2030	57,025	57,862
	Toll Brothers Finance Corp.	3.800%	11/1/2029	5,842	5,753
[6,11]	Toyota Finance Australia Ltd., 3M Australian Bank Bill Rate + 1.150%	4.878%	9/17/2029	9,500	6,682
	Toyota Motor Credit Corp.	4.625%	1/12/2028	19,879	20,196
	Toyota Motor Credit Corp.	4.650%	1/5/2029	27,365	27,908
	Toyota Motor Credit Corp.	5.050%	5/16/2029	52,692	54,355
	Toyota Motor Credit Corp.	4.550%	8/9/2029	17,066	17,359
	Toyota Motor Credit Corp.	4.200%	1/10/2031	55,460	55,336
[4]	Vail Resorts Inc.	5.625%	7/15/2030	2,000	2,031
[4]	Volkswagen Group of America Finance LLC	4.450%	9/11/2027	15,280	15,334
[4]	Volkswagen Group of America Finance LLC	5.650%	9/12/2028	27,407	28,275
	Whirlpool Corp.	6.125%	6/15/2030	1,225	1,229
	Whirlpool Corp.	6.500%	6/15/2033	1,859	1,834
[4]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/2028	5,684	5,620
[4]	ZF North America Capital Inc.	7.125%	4/14/2030	2,855	2,916
[4]	ZF North America Capital Inc.	7.500%	3/24/2031	2,920	2,993
					2,991,688
Consumer Staples (4.8%)
[4]	Albertsons Cos. Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC	5.875%	2/15/2028	955	956
[4]	Albertsons Cos. Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC	5.500%	3/31/2031	485	487
	Altria Group Inc.	4.875%	2/4/2028	26,862	27,342
	Altria Group Inc.	6.200%	11/1/2028	9,132	9,623
	Altria Group Inc.	4.800%	2/14/2029	24,092	24,512
	Altria Group Inc.	4.500%	8/6/2030	28,683	28,882
	BAT Capital Corp.	4.700%	4/2/2027	78,347	78,899
	BAT Capital Corp.	3.557%	8/15/2027	147,509	146,589
	BAT Capital Corp.	2.259%	3/25/2028	108,945	105,025
	BAT Capital Corp.	4.906%	4/2/2030	32,250	32,903
	BAT Capital Corp.	6.343%	8/2/2030	57,769	62,427
	BAT International Finance plc	4.448%	3/16/2028	52,552	52,973
	BAT International Finance plc	5.931%	2/2/2029	177,008	185,789
[10]	British American Tobacco plc	4.200%	Perpetual	2,242	2,677
	Campbell's Co.	5.200%	3/19/2027	85,524	86,606
	Campbell's Co.	4.150%	3/15/2028	26,728	26,757
[4]	Cargill Inc.	4.125%	10/23/2030	19,040	18,925
	Cencosud SA	4.375%	7/17/2027	7,002	7,015

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Clorox Co.	1.800%	5/15/2030	7,109	6,419
	Conagra Brands Inc.	1.375%	11/1/2027	13,434	12,819
	Conagra Brands Inc.	7.000%	10/1/2028	5,182	5,532
	Conagra Brands Inc.	4.850%	11/1/2028	27,610	27,977
	Constellation Brands Inc.	3.500%	5/9/2027	14,988	14,898
	Constellation Brands Inc.	4.350%	5/9/2027	50,525	50,713
	Constellation Brands Inc.	4.800%	1/15/2029	4,436	4,512
	Constellation Brands Inc.	3.150%	8/1/2029	7,325	7,074
	Constellation Brands Inc.	4.800%	5/1/2030	14,085	14,325
[4]	Energizer Holdings Inc.	4.750%	6/15/2028	3,079	3,043
[4]	Energizer Holdings Inc.	4.375%	3/31/2029	2,590	2,488
[4,10]	Froneri Lux FinCo Sarl	4.750%	8/1/2032	1,200	1,433
[4]	Imperial Brands Finance plc	4.500%	6/30/2028	11,080	11,179
[10]	JT International Financial Services BV	3.870%	9/4/2055	2,900	3,430
[4]	KeHE Distributors LLC / KeHE Finance Corp. / NextWave Distribution Inc.	9.000%	2/15/2029	4,272	4,479
	Keurig Dr Pepper Inc.	4.597%	5/25/2028	27,288	27,518
	Keurig Dr Pepper Inc.	3.950%	4/15/2029	5,073	5,026
	Keurig Dr Pepper Inc.	3.200%	5/1/2030	8,666	8,239
	Keurig Dr Pepper Inc.	4.600%	5/15/2030	14,083	14,143
	Kraft Heinz Foods Co.	3.875%	5/15/2027	48,921	48,779
	Kraft Heinz Foods Co.	3.750%	4/1/2030	30,190	29,522
	Kroger Co.	2.200%	5/1/2030	35,152	32,342
[4]	Lamb Weston Holdings Inc.	4.875%	5/15/2028	4,030	4,042
[4]	Mars Inc.	4.600%	3/1/2028	204,699	207,376
[4]	Mars Inc.	4.800%	3/1/2030	170,131	173,771
	McCormick & Co. Inc.	3.400%	8/15/2027	18,400	18,264
	Mondelez International Inc.	2.625%	3/17/2027	3,404	3,355
	Mondelez International Inc.	4.125%	5/7/2028	26,115	26,174
	Mondelez International Inc.	4.750%	2/20/2029	2,496	2,545
	Mondelez International Inc.	2.750%	4/13/2030	14,320	13,497
	Mondelez International Inc.	4.500%	5/6/2030	35,209	35,541
[4]	Opal Bidco SAS	6.500%	3/31/2032	2,490	2,542
[4]	Performance Food Group Inc.	5.500%	10/15/2027	2,554	2,555
	Philip Morris International Inc.	4.375%	11/1/2027	27,058	27,315
	Philip Morris International Inc.	5.125%	11/17/2027	86,701	88,512
	Philip Morris International Inc.	4.875%	2/15/2028	85,377	86,946
	Philip Morris International Inc.	3.125%	3/2/2028	20,034	19,732
	Philip Morris International Inc.	4.125%	4/28/2028	53,080	53,327
	Philip Morris International Inc.	5.250%	9/7/2028	76,764	79,176
	Philip Morris International Inc.	3.875%	10/27/2028	42,187	42,131
	Philip Morris International Inc.	4.875%	2/13/2029	82,962	84,925
	Philip Morris International Inc.	3.375%	8/15/2029	10,247	10,010
	Philip Morris International Inc.	4.625%	11/1/2029	58,412	59,401
	Philip Morris International Inc.	5.625%	11/17/2029	4,771	5,014
	Philip Morris International Inc.	5.125%	2/15/2030	71,890	74,219
	Philip Morris International Inc.	4.375%	4/30/2030	36,540	36,748
	Philip Morris International Inc.	4.000%	10/29/2030	51,425	50,855
[10]	Scandinavian Tobacco Group A/S	4.875%	9/12/2029	3,000	3,706
	Sysco Corp.	3.250%	7/15/2027	22,593	22,406
	Sysco Corp.	2.400%	2/15/2030	7,634	7,115
	Tyson Foods Inc.	3.550%	6/2/2027	74,627	74,186
	Tyson Foods Inc.	4.350%	3/1/2029	76,290	76,625
	Tyson Foods Inc.	5.400%	3/15/2029	4,760	4,927
[4]	US Foods Inc.	6.875%	9/15/2028	2,289	2,361
					2,633,576
Energy (6.1%)
[4]	Ascent Resources Utica Holdings LLC / ARU Finance Corp.	5.875%	6/30/2029	2,860	2,878
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/2027	48,914	48,444
[4]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	6.625%	7/15/2026	4,168	4,172
[4]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	7.000%	7/15/2029	7,181	7,463
	Boardwalk Pipelines LP	4.800%	5/3/2029	5,758	5,839
	BP Capital Markets America Inc.	3.937%	9/21/2028	30,738	30,777
	BP Capital Markets America Inc.	4.234%	11/6/2028	11,949	12,040
	BP Capital Markets America Inc.	3.633%	4/6/2030	911	895
	BP Capital Markets plc	3.723%	11/28/2028	11,289	11,235
[10]	BP Capital Markets plc	3.625%	Perpetual	15,440	18,341
	Canadian Natural Resources Ltd.	3.850%	6/1/2027	89,571	89,495
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/2027	50,104	50,578
	Cheniere Energy Inc.	4.625%	10/15/2028	85,501	85,528

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Chord Energy Corp.	6.000%	10/1/2030	1,386	1,414
[4]	Continental Resources Inc.	2.268%	11/15/2026	25,296	24,918
	Coterra Energy Inc.	3.900%	5/15/2027	15,443	15,411
	DCP Midstream Operating LP	5.625%	7/15/2027	1,710	1,741
	DCP Midstream Operating LP	5.125%	5/15/2029	66,817	68,371
	Devon Energy Corp.	4.500%	1/15/2030	12,650	12,716
[4]	Diamond Foreign Asset Co. / Diamond Finance LLC	8.500%	10/1/2030	2,299	2,445
	Diamondback Energy Inc.	5.200%	4/18/2027	18,598	18,857
	Diamondback Energy Inc.	3.500%	12/1/2029	71,616	69,579
	Diamondback Energy Inc.	5.150%	1/30/2030	26,872	27,656
	Ecopetrol SA	8.625%	1/19/2029	1,507	1,615
	Empresa Nacional del Petroleo	5.250%	11/6/2029	28,802	29,340
	Enbridge Inc.	5.250%	4/5/2027	27,412	27,791
	Enbridge Inc.	3.700%	7/15/2027	31,403	31,283
	Enbridge Inc.	6.000%	11/15/2028	35,518	37,314
	Enbridge Inc.	5.300%	4/5/2029	65,282	67,369
	Enbridge Inc.	3.125%	11/15/2029	23,694	22,751
	Energy Transfer LP	4.400%	3/15/2027	109,418	109,813
	Energy Transfer LP	5.500%	6/1/2027	72,455	73,563
	Energy Transfer LP	4.000%	10/1/2027	12,339	12,340
	Energy Transfer LP	5.550%	2/15/2028	42,993	44,211
	Energy Transfer LP	4.950%	5/15/2028	57,886	58,833
	Energy Transfer LP	4.950%	6/15/2028	5,246	5,339
	Energy Transfer LP	6.100%	12/1/2028	30,377	31,920
	Energy Transfer LP	5.250%	4/15/2029	104,645	107,649
	Energy Transfer LP	5.250%	7/1/2029	40,595	41,847
	Energy Transfer LP	4.150%	9/15/2029	59,881	59,665
	Energy Transfer LP	5.200%	4/1/2030	15,425	15,912
	Energy Transfer LP	4.550%	1/15/2031	47,750	47,707
[10]	Eni SpA	3.375%	Perpetual	3,135	3,685
	Enterprise Products Operating LLC	2.800%	1/31/2030	22,252	21,147
	Enterprise Products Operating LLC	4.600%	1/15/2031	38,140	38,630
	EOG Resources Inc.	4.400%	1/15/2031	18,500	18,533
	EQT Corp.	3.900%	10/1/2027	37,861	37,727
	EQT Corp.	4.500%	1/15/2029	10,035	10,082
	EQT Corp.	5.000%	1/15/2029	229	233
	EQT Corp.	7.000%	2/1/2030	5,153	5,599
	EQT Corp.	7.500%	6/1/2030	24	26
[4]	Excelerate Energy LP	8.000%	5/15/2030	6,140	6,568
	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/2034	4,545	4,114
	Halliburton Co.	2.920%	3/1/2030	21,055	19,981
	Helmerich & Payne Inc.	4.650%	12/1/2027	22,235	22,397
	Helmerich & Payne Inc.	4.850%	12/1/2029	13,080	13,226
	Hess Corp.	7.875%	10/1/2029	10,831	12,192
[4]	Hess Midstream Operations LP	6.500%	6/1/2029	2,033	2,104
	Kinder Morgan Inc.	5.000%	2/1/2029	47,449	48,694
	Kinder Morgan Inc.	5.100%	8/1/2029	12,672	13,059
	Kinder Morgan Inc.	5.150%	6/1/2030	11,460	11,859
[4]	Kinetik Holdings LP	6.625%	12/15/2028	2,760	2,843
	Marathon Petroleum Corp.	3.800%	4/1/2028	14,802	14,732
	Marathon Petroleum Corp.	5.150%	3/1/2030	95,742	98,571
	MPLX LP	4.000%	3/15/2028	13,014	13,008
	MPLX LP	4.800%	2/15/2029	7,936	8,058
	MPLX LP	4.800%	2/15/2031	23,900	24,168
	ONEOK Inc.	4.000%	7/13/2027	6,995	6,991
[4]	ONEOK Inc.	5.625%	1/15/2028	80,171	81,800
	ONEOK Inc.	4.550%	7/15/2028	7,039	7,100
	ONEOK Inc.	5.650%	11/1/2028	23,345	24,240
	ONEOK Inc.	4.350%	3/15/2029	48,446	48,608
	ONEOK Inc.	5.375%	6/1/2029	18,098	18,663
	ONEOK Inc.	3.100%	3/15/2030	5,756	5,463
	ONEOK Inc.	3.250%	6/1/2030	3,447	3,283
	Ovintiv Inc.	5.650%	5/15/2028	36,595	37,746
[4]	Permian Resources Operating LLC	8.000%	4/15/2027	2,763	2,791
	Pertamina Persero PT	1.400%	2/9/2026	18,446	18,428
	Petrobras Global Finance BV	5.999%	1/27/2028	21,440	21,899
	Petrobras Global Finance BV	5.125%	9/10/2030	27,790	27,475
[5]	Petroleos Mexicanos	8.750%	6/2/2029	20,874	22,412
	Petroleos Mexicanos	6.840%	1/23/2030	19,495	19,952
[4]	Petronas Capital Ltd.	3.500%	4/21/2030	15,709	15,252

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Petronas Capital Ltd.	4.950%	1/3/2031	31,474	32,393
	Phillips 66	3.900%	3/15/2028	9,151	9,132
	Phillips 66 Co.	4.950%	12/1/2027	36,709	37,332
	Phillips 66 Co.	5.875%	3/15/2056	19,080	18,992
	Plains All American Pipeline LP / PAA Finance Corp.	3.550%	12/15/2029	15,249	14,856
	Sabine Pass Liquefaction LLC	5.000%	3/15/2027	57,285	57,631
	Sabine Pass Liquefaction LLC	4.200%	3/15/2028	27,510	27,579
	Sabine Pass Liquefaction LLC	4.500%	5/15/2030	98,519	99,051
[4,8]	Saudi Arabian Oil Co.	4.375%	2/2/2031	72,100	71,552
[4]	Schlumberger Holdings Corp.	5.000%	5/29/2027	36,349	36,798
[4]	Schlumberger Holdings Corp.	5.000%	11/15/2029	25,785	26,444
	Shell Finance US Inc.	4.125%	11/6/2030	33,380	33,335
[4]	SM Energy Co.	8.375%	7/1/2028	2,715	2,807
[4]	SM Energy Co.	6.750%	8/1/2029	3,375	3,414
[4]	SM Energy Co.	8.750%	7/1/2031	2,075	2,180
[4]	SM Energy Co.	9.625%	6/15/2033	2,975	3,253
[12]	Southern Gas Corridor CJSC	6.875%	3/24/2026	34,105	34,277
[4]	Sunoco LP	5.625%	3/15/2031	2,240	2,254
[4]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	7.375%	2/15/2029	5,245	5,436
	Targa Resources Corp.	5.200%	7/1/2027	45,038	45,734
	Targa Resources Corp.	6.150%	3/1/2029	15,835	16,683
	TotalEnergies Capital USA LLC	4.248%	1/13/2031	43,094	43,097
[10]	TotalEnergies SE	1.625%	Perpetual	12,957	14,924
[10]	TotalEnergies SE	2.000%	Perpetual	8,136	9,541
	TransCanada PipeLines Ltd.	4.250%	5/15/2028	64,013	64,240
	TransCanada PipeLines Ltd.	4.100%	4/15/2030	38,394	37,991
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/2028	26,834	26,846
	Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/2030	13,445	12,925
[4]	Transocean International Ltd.	8.250%	5/15/2029	1,443	1,469
[4]	Transocean International Ltd.	8.750%	2/15/2030	1,600	1,668
[4]	Valaris Ltd.	8.375%	4/30/2030	550	575
	Valero Energy Corp.	5.150%	2/15/2030	9,654	9,940
[4]	Venture Global Calcasieu Pass LLC	3.875%	8/15/2029	9,082	8,630
[4]	Venture Global LNG Inc.	9.500%	2/1/2029	11,800	12,571
[4]	Venture Global Plaquemines LNG LLC	6.125%	12/15/2030	1,760	1,812
	Western Midstream Operating LP	4.500%	3/1/2028	9,146	9,196
	Western Midstream Operating LP	4.050%	2/1/2030	9,560	9,374
	Western Midstream Operating LP	4.800%	3/1/2031	27,290	27,286
	Williams Cos. Inc.	3.750%	6/15/2027	24,133	24,074
	Williams Cos. Inc.	5.300%	8/15/2028	77,377	79,743
	Williams Cos. Inc.	4.900%	3/15/2029	90,640	92,718
	Williams Cos. Inc.	4.800%	11/15/2029	17,143	17,494
					3,337,641
Financials (30.6%)
[10]	ABN AMRO Bank NV	5.500%	9/21/2033	9,300	11,644
	Abu Dhabi Developmental Holding Co. PJSC	5.375%	5/8/2029	27,270	28,190
	Abu Dhabi Developmental Holding Co. PJSC	4.500%	5/6/2030	22,186	22,271
[4]	AEGON Funding Co. LLC	5.500%	4/16/2027	22,843	23,173
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.100%	1/15/2027	38,821	39,549
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/15/2027	35,006	35,311
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.875%	4/1/2028	44,152	44,858
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	5.750%	6/6/2028	70,515	73,004
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/2028	32,030	31,071
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	5.100%	1/19/2029	22,799	23,331
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.125%	2/28/2029	25,820	25,730
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	9/10/2029	79,007	79,833
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.150%	9/30/2030	3,290	3,507
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.375%	11/15/2030	13,856	13,791
	Affiliated Managers Group Inc.	3.300%	6/15/2030	9,323	8,890
	Aflac Inc.	3.600%	4/1/2030	4,775	4,692
	Air Lease Corp.	5.300%	2/1/2028	14,251	14,531
	Air Lease Corp.	4.625%	10/1/2028	13,874	13,975
	Air Lease Corp.	5.100%	3/1/2029	22,802	23,228
	Air Lease Corp.	3.000%	2/1/2030	24,452	22,988
[4]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.750%	4/15/2028	1,832	1,864
	Allstate Corp.	5.050%	6/24/2029	43,330	44,669
	Ally Financial Inc.	5.737%	5/15/2029	23,078	23,684
	Ally Financial Inc.	5.543%	1/17/2031	14,307	14,636
	American Express Co.	5.043%	7/26/2028	20,229	20,546

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Express Co.	5.282%	7/27/2029	19,783	20,344
	American Express Co.	5.532%	4/25/2030	20,730	21,587
	American Express Co.	5.085%	1/30/2031	30,839	31,689
	American International Group Inc.	4.850%	5/7/2030	16,960	17,378
	American International Group Inc.	3.400%	6/30/2030	8,389	8,115
[4]	American National Global Funding	5.550%	1/28/2030	14,931	15,354
	American National Group Inc.	5.750%	10/1/2029	18,219	18,853
	Ameriprise Financial Inc.	5.700%	12/15/2028	41,099	43,003
[4]	AmWINS Group Inc.	6.375%	2/15/2029	2,561	2,628
[4]	AmWINS Group Inc.	4.875%	6/30/2029	1,926	1,900
[4]	Antares Holdings LP	6.350%	10/23/2029	11,721	11,991
	Aon Corp. / Aon Global Holdings plc	2.850%	5/28/2027	25,438	25,102
	Aon North America Inc.	5.125%	3/1/2027	9,676	9,794
	Aon North America Inc.	5.150%	3/1/2029	48,331	49,775
[4]	Apollo Debt Solutions BDC	5.200%	12/8/2028	9,550	9,551
	Apollo Debt Solutions BDC	6.900%	4/13/2029	11,988	12,510
	Apollo Debt Solutions BDC	5.875%	8/30/2030	18,200	18,337
[4]	Apollo Debt Solutions BDC	5.700%	1/23/2031	14,255	14,174
[4,8,10]	Ardonagh Finco Ltd.	6.875%	2/15/2031	300	365
[4,8]	Ardonagh Finco Ltd.	7.750%	2/15/2031	205	212
[4,8]	Ardonagh Group Finance Ltd.	8.875%	2/15/2032	95	98
	Ares Capital Corp.	7.000%	1/15/2027	17,579	18,049
	Ares Capital Corp.	5.875%	3/1/2029	27,032	27,721
	Ares Capital Corp.	5.950%	7/15/2029	42,649	43,823
	Ares Capital Corp.	5.250%	4/12/2031	23,870	23,491
	Ares Strategic Income Fund	5.700%	3/15/2028	24,474	24,800
[4]	Ares Strategic Income Fund	5.450%	9/9/2028	28,915	29,151
	Ares Strategic Income Fund	6.350%	8/15/2029	40,405	41,606
[4]	Ares Strategic Income Fund	5.550%	4/15/2031	14,230	14,070
[10]	Artea Bankas AB	4.853%	12/5/2028	4,300	5,231
[10]	Artea Bankas AB	3.739%	10/7/2029	2,600	3,097
	Arthur J Gallagher & Co.	4.600%	12/15/2027	16,440	16,637
	Arthur J Gallagher & Co.	4.850%	12/15/2029	18,214	18,636
	Assurant Inc.	4.900%	3/27/2028	1,886	1,908
[4]	Asurion LLC & Asurion Co-Issuer Inc.	8.000%	12/31/2032	2,360	2,467
[10]	Athene Global Funding	3.410%	2/25/2030	3,000	3,573
	Athene Holding Ltd.	4.125%	1/12/2028	29,796	29,796
[10]	Athora Holding Ltd.	6.625%	6/16/2028	25,810	32,634
[10]	Athora Netherlands NV	5.375%	8/31/2032	10,000	12,151
[4]	Atlas Warehouse Lending Co. LP	4.625%	11/15/2028	23,380	23,494
[11]	Australia & New Zealand Banking Group Ltd.	5.906%	8/12/2032	19,308	13,635
[6,11]	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate + 2.350%	6.003%	5/16/2033	12,843	9,221
[4]	Aviation Capital Group LLC	4.250%	4/30/2029	23,780	23,695
[10]	AXA SA	3.250%	5/28/2049	17,276	20,513
[10]	Banco de Sabadell SA	6.000%	8/16/2033	3,900	4,920
	Banco Santander SA	5.294%	8/18/2027	22,240	22,637
	Banco Santander SA	5.365%	7/15/2028	52,600	53,555
	Banco Santander SA	6.607%	11/7/2028	23,060	24,589
	Banco Santander SA	4.551%	11/6/2030	47,600	47,631
	Bank of America Corp.	2.551%	2/4/2028	78,943	77,819
	Bank of America Corp.	3.705%	4/24/2028	43,422	43,257
	Bank of America Corp.	4.376%	4/27/2028	47,415	47,616
	Bank of America Corp.	4.948%	7/22/2028	67,499	68,430
	Bank of America Corp.	6.204%	11/10/2028	38,309	39,743
	Bank of America Corp.	3.419%	12/20/2028	100,347	99,253
	Bank of America Corp.	3.970%	3/5/2029	13,448	13,423
	Bank of America Corp.	5.202%	4/25/2029	73,476	75,249
	Bank of America Corp.	2.087%	6/14/2029	17,696	16,905
	Bank of America Corp.	4.271%	7/23/2029	12,525	12,579
	Bank of America Corp.	3.194%	7/23/2030	27,393	26,491
	Bank of America Corp.	5.162%	1/24/2031	32,475	33,484
	Bank of America Corp.	1.898%	7/23/2031	73,268	65,933
[10]	Bank of Cyprus Pcl	5.000%	5/2/2029	13,107	16,176
	Bank of Montreal	3.803%	12/15/2032	3,653	3,615
	Bank of New York Mellon	4.729%	4/20/2029	23,880	24,281
	Bank of New York Mellon Corp.	4.543%	2/1/2029	26,985	27,299
	Bank of New York Mellon Corp.	6.317%	10/25/2029	8,197	8,680
	Bank of New York Mellon Corp.	4.026%	1/22/2030	23,875	23,847
	Bank of New York Mellon Corp.	4.975%	3/14/2030	7,699	7,914
	Bank of Nova Scotia	5.130%	2/14/2031	22,733	23,385

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Banque Federative du Credit Mutuel SA	4.541%	1/15/2031	50,900	50,799
[10]	Banque Federative du Credit Mutuel SA	3.875%	6/16/2032	7,000	8,392
	Barclays plc	5.674%	3/12/2028	20,607	20,956
	Barclays plc	4.836%	5/9/2028	5,629	5,672
	Barclays plc	5.501%	8/9/2028	23,920	24,421
	Barclays plc	4.837%	9/10/2028	9,461	9,570
	Barclays plc	7.385%	11/2/2028	45,712	48,225
	Barclays plc	5.086%	2/25/2029	35,832	36,506
	Barclays plc	4.972%	5/16/2029	33,221	33,789
	Barclays plc	6.490%	9/13/2029	45,243	47,756
	Barclays plc	4.476%	11/11/2029	23,775	23,914
	Barclays plc	5.690%	3/12/2030	59,351	61,786
	Barclays plc	4.942%	9/10/2030	36,530	37,205
	Barclays plc	5.367%	2/25/2031	54,074	55,802
	Blackstone Secured Lending Fund	5.350%	4/13/2028	9,262	9,345
[4]	Block Inc.	5.625%	8/15/2030	7,430	7,563
	Blue Owl Capital Corp.	3.400%	7/15/2026	18,372	18,269
	Blue Owl Capital Corp.	5.950%	3/15/2029	48,379	48,897
	Blue Owl Technology Finance Corp.	6.100%	3/15/2028	18,200	18,457
[4]	BNP Paribas SA	4.792%	5/9/2029	6,065	6,133
[4]	BNP Paribas SA	5.283%	11/19/2030	8,410	8,658
[4]	BNP Paribas SA	5.085%	5/9/2031	13,540	13,825
[13]	BNP Paribas SA	2.000%	5/24/2031	13,000	17,642
[10]	BNP Paribas SA	2.500%	3/31/2032	5,000	5,900
[10]	BNP Paribas SA	0.875%	8/31/2033	8,700	9,728
[13]	BPCE SA	5.250%	4/16/2029	12,500	17,272
[13]	BPCE SA	2.500%	11/30/2032	16,300	21,434
[10]	BPCE SA	1.750%	2/2/2034	5,600	6,359
[6,11]	BPCE SA, 3M Australian Bank Bill Rate + 1.250%	4.965%	6/12/2030	9,530	6,708
	Brown & Brown Inc.	4.700%	6/23/2028	15,545	15,749
	Brown & Brown Inc.	4.500%	3/15/2029	19,095	19,221
	Brown & Brown Inc.	4.900%	6/23/2030	28,643	29,025
[10]	CaixaBank SA	6.250%	2/23/2033	2,000	2,506
	Canadian Imperial Bank of Commerce	5.237%	6/28/2027	5,724	5,830
	Canadian Imperial Bank of Commerce	4.243%	9/8/2028	65,072	65,307
	Canadian Imperial Bank of Commerce	4.857%	3/30/2029	23,900	24,286
	Canadian Imperial Bank of Commerce	5.260%	4/8/2029	36,534	37,802
	Canadian Imperial Bank of Commerce	4.283%	1/29/2030	38,200	38,305
	Canadian Imperial Bank of Commerce	4.631%	9/11/2030	17,093	17,321
	Canadian Imperial Bank of Commerce	5.245%	1/13/2031	18,197	18,777
	Canadian Imperial Bank of Commerce	4.580%	9/8/2031	95,439	96,119
	Capital One Financial Corp.	3.800%	1/31/2028	22,780	22,664
	Capital One Financial Corp.	5.468%	2/1/2029	16,136	16,533
	Capital One Financial Corp.	6.312%	6/8/2029	104,361	109,226
	Capital One Financial Corp.	5.700%	2/1/2030	56,285	58,418
	Capital One Financial Corp.	3.273%	3/1/2030	23,141	22,441
	Capital One Financial Corp.	5.247%	7/26/2030	9,578	9,845
	Capital One Financial Corp.	5.463%	7/26/2030	136,964	141,610
	Capital One Financial Corp.	4.493%	9/11/2031	23,854	23,689
[8]	Capital One Financial Corp.	4.722%	1/30/2032	44,420	44,427
	Capital One NA	5.974%	8/9/2028	13,716	14,265
	Charles Schwab Corp.	5.643%	5/19/2029	61,098	63,407
	Charles Schwab Corp.	6.196%	11/17/2029	58,053	61,347
	Charles Schwab Corp.	4.343%	11/14/2031	22,690	22,666
	Chubb INA Holdings LLC	4.650%	8/15/2029	37,282	38,135
[4]	Citadel Finance LLC	5.900%	2/10/2030	24,678	25,241
[4]	Citadel Securities Global Holdings LLC	5.500%	6/18/2030	18,850	19,382
	Citibank NA	5.803%	9/29/2028	27,289	28,567
	Citibank NA	4.838%	8/6/2029	39,233	40,130
	Citibank NA	4.914%	5/29/2030	23,873	24,494
	Citigroup Inc.	4.450%	9/29/2027	31,432	31,641
	Citigroup Inc.	3.887%	1/10/2028	24,015	23,984
	Citigroup Inc.	3.070%	2/24/2028	31,288	30,981
	Citigroup Inc.	3.668%	7/24/2028	32,889	32,722
	Citigroup Inc.	4.125%	7/25/2028	4,462	4,466
	Citigroup Inc.	3.520%	10/27/2028	15,226	15,103
	Citigroup Inc.	4.786%	3/4/2029	22,737	23,061
	Citigroup Inc.	4.075%	4/23/2029	8,145	8,146
	Citigroup Inc.	3.980%	3/20/2030	11,387	11,296
	Citigroup Inc.	4.542%	9/19/2030	93,736	94,534

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citigroup Inc.	2.976%	11/5/2030	7,737	7,375
	Citigroup Inc.	2.666%	1/29/2031	17,887	16,755
	Citigroup Inc.	4.412%	3/31/2031	28,705	28,694
	Citigroup Inc.	4.952%	5/7/2031	50,246	51,247
	Citigroup Inc.	2.572%	6/3/2031	33,515	31,057
	Citigroup Inc.	4.503%	9/11/2031	73,209	73,267
	Citizens Financial Group Inc.	5.253%	3/5/2031	19,258	19,744
[13]	Close Brothers Finance plc	2.750%	10/19/2026	20,300	27,435
[13]	Close Brothers Finance plc	1.625%	12/3/2030	6,142	7,166
[13]	Close Brothers Group plc	7.750%	6/14/2028	7,193	10,433
	CNO Financial Group Inc.	5.250%	5/30/2029	14,962	15,225
	Comerica Inc.	5.982%	1/30/2030	18,206	19,030
[6,11]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 2.050%	5.862%	10/25/2033	18,670	13,364
	Corebridge Financial Inc.	3.650%	4/5/2027	80,040	79,690
	Corebridge Financial Inc.	3.850%	4/5/2029	15,521	15,355
[4]	Credit Agricole SA	4.631%	9/11/2028	16,497	16,622
[4]	Credit Agricole SA	4.656%	1/12/2032	47,425	47,449
[10]	Credit Agricole SA	5.500%	8/28/2033	9,600	12,031
[10]	Credit Mutuel Arkea SA	4.810%	5/15/2035	6,000	7,446
[4]	Danske Bank A/S	5.427%	3/1/2028	41,042	41,644
[4]	Danske Bank A/S	5.705%	3/1/2030	59,594	61,936
[4]	Danske Bank A/S	5.019%	3/4/2031	3,296	3,359
	Deutsche Bank AG	2.552%	1/7/2028	3,765	3,712
	Deutsche Bank AG	5.706%	2/8/2028	29,634	30,098
	Deutsche Bank AG	5.373%	1/10/2029	27,298	27,879
	Deutsche Bank AG	6.720%	1/18/2029	49,801	52,153
	Deutsche Bank AG	6.819%	11/20/2029	61,475	65,506
	Deutsche Bank AG	4.999%	9/11/2030	35,642	36,249
	Deutsche Bank AG	5.297%	5/9/2031	36,004	36,873
	Deutsche Bank AG	4.950%	8/4/2031	62,332	63,069
[4]	DNB Bank ASA	4.853%	11/5/2030	27,327	27,925
[4]	DNB Bank ASA	4.384%	11/4/2031	37,915	37,725
[7,14]	DPS Lehman Brothers Holdings	0.000%	8/19/2065	9,410	1
	Eaton Vance Corp.	3.500%	4/6/2027	132	132
[10]	ELM BV for Helvetia Schweizerische Versicherungsgesellschaft AG	3.375%	9/29/2047	5,127	6,104
	Equifax Inc.	4.800%	9/15/2029	8,122	8,253
	Equifax Inc.	3.100%	5/15/2030	16,004	15,175
	Equitable Holdings Inc.	4.350%	4/20/2028	4,550	4,576
[4]	F&G Global Funding	1.750%	6/30/2026	17,702	17,536
[4]	Fair Isaac Corp.	5.250%	5/15/2026	2,828	2,827
[4]	Fair Isaac Corp.	4.000%	6/15/2028	2,280	2,243
	Fidelity National Financial Inc.	4.500%	8/15/2028	480	483
	Fifth Third Bancorp	2.550%	5/5/2027	9,564	9,400
	Fifth Third Bancorp	3.950%	3/14/2028	36,114	36,087
	Fifth Third Bancorp	6.361%	10/27/2028	72,951	75,747
	Fifth Third Bancorp	6.339%	7/27/2029	117,020	122,952
	Fifth Third Bancorp	4.772%	7/28/2030	25,240	25,564
	Fifth Third Bancorp	4.895%	9/6/2030	34,503	35,079
	Fiserv Inc.	5.150%	3/15/2027	45,684	46,184
	Fiserv Inc.	5.450%	3/2/2028	36,111	37,011
	Fiserv Inc.	5.375%	8/21/2028	27,403	28,136
	Fiserv Inc.	3.500%	7/1/2029	46,063	44,759
	Fiserv Inc.	4.750%	3/15/2030	47,766	48,031
	Fiserv Inc.	2.650%	6/1/2030	9,500	8,774
[4]	Freedom Mortgage Holdings LLC	6.875%	5/1/2031	1,160	1,152
	GATX Corp.	5.400%	3/15/2027	20,104	20,386
	GATX Corp.	3.850%	3/30/2027	9,113	9,097
	GATX Corp.	4.550%	11/7/2028	1,485	1,501
	GATX Corp.	4.700%	4/1/2029	3,480	3,522
[4]	GGAM Finance Ltd.	8.000%	2/15/2027	2,089	2,122
[4]	GGAM Finance Ltd.	8.000%	6/15/2028	1,377	1,450
[4]	Global Atlantic Fin Co.	4.400%	10/15/2029	9,782	9,660
[4]	Global Atlantic Fin Co.	3.125%	6/15/2031	28,159	25,412
	Global Payments Inc.	2.150%	1/15/2027	75,107	73,799
	Goldman Sachs Group Inc.	2.640%	2/24/2028	57,976	57,154
	Goldman Sachs Group Inc.	3.615%	3/15/2028	31,116	30,974
	Goldman Sachs Group Inc.	3.691%	6/5/2028	24,069	23,964
	Goldman Sachs Group Inc.	4.482%	8/23/2028	33,126	33,326
	Goldman Sachs Group Inc.	4.148%	1/21/2029	127,320	127,411
	Goldman Sachs Group Inc.	4.153%	10/21/2029	140,505	140,401

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Goldman Sachs Group Inc.	6.484%	10/24/2029	36,448	38,586
	Goldman Sachs Group Inc.	5.727%	4/25/2030	42,489	44,361
	Goldman Sachs Group Inc.	5.049%	7/23/2030	37,902	38,820
	Goldman Sachs Group Inc.	4.692%	10/23/2030	33,582	34,044
	Goldman Sachs Group Inc.	5.207%	1/28/2031	77,347	79,733
	Goldman Sachs Group Inc.	5.218%	4/23/2031	30,614	31,526
	Goldman Sachs Group Inc.	4.369%	10/21/2031	128,254	127,569
	Goldman Sachs Group Inc.	4.516%	1/21/2032	125,820	125,735
	Golub Capital BDC Inc.	7.050%	12/5/2028	16,889	17,771
	Golub Capital BDC Inc.	6.000%	7/15/2029	11,449	11,719
	Golub Capital Private Credit Fund	5.875%	5/1/2030	27,430	27,762
	Horace Mann Educators Corp.	7.250%	9/15/2028	3,646	3,901
[4]	Howden UK Refinance plc / Howden UK Refinance 2 plc / Howden US Refinance LLC	7.250%	2/15/2031	3,515	3,635
[4]	Howden UK Refinance plc / Howden UK Refinance 2 plc / Howden US Refinance LLC	8.125%	2/15/2032	1,450	1,477
	HPS Corporate Lending Fund	5.450%	1/14/2028	70,260	70,943
[4]	HPS Corporate Lending Fund	4.900%	9/11/2028	9,732	9,675
	HPS Corporate Lending Fund	6.750%	1/30/2029	14,735	15,366
[4]	HPS Corporate Lending Fund	5.150%	4/2/2029	14,280	14,224
	HPS Corporate Lending Fund	6.250%	9/30/2029	7,235	7,454
[4]	HPS Corporate Lending Fund	5.850%	6/5/2030	56,844	57,221
	HSBC Holdings plc	4.041%	3/13/2028	30,810	30,807
	HSBC Holdings plc	5.597%	5/17/2028	47,999	48,905
	HSBC Holdings plc	4.755%	6/9/2028	42,586	42,965
	HSBC Holdings plc	5.210%	8/11/2028	13,574	13,799
	HSBC Holdings plc	2.013%	9/22/2028	16,592	16,045
	HSBC Holdings plc	7.390%	11/3/2028	57,401	60,575
	HSBC Holdings plc	5.130%	11/19/2028	39,903	40,618
	HSBC Holdings plc	4.899%	3/3/2029	45,545	46,205
	HSBC Holdings plc	6.161%	3/9/2029	38,927	40,456
	HSBC Holdings plc	4.583%	6/19/2029	2,912	2,939
	HSBC Holdings plc	2.206%	8/17/2029	41,109	39,141
	HSBC Holdings plc	5.546%	3/4/2030	36,539	37,868
	HSBC Holdings plc	3.973%	5/22/2030	75,385	74,599
	HSBC Holdings plc	5.286%	11/19/2030	55,754	57,571
	HSBC Holdings plc	5.130%	3/3/2031	36,382	37,288
	HSBC Holdings plc	5.240%	5/13/2031	81,725	84,106
	HSBC Holdings plc	4.619%	11/6/2031	47,915	48,090
	HSBC USA Inc.	4.650%	6/3/2028	6,198	6,294
	Huntington Bancshares Inc.	4.443%	8/4/2028	20,991	21,113
	Huntington Bancshares Inc.	6.208%	8/21/2029	91,935	96,347
	Huntington National Bank	4.871%	4/12/2028	51,514	51,954
	Huntington National Bank	4.552%	5/17/2028	5,848	5,881
	Huntington National Bank	5.650%	1/10/2030	30,982	32,409
	ING Groep NV	4.550%	10/2/2028	13,692	13,861
[10]	ING Groep NV	4.375%	8/15/2034	3,200	3,913
	Intercontinental Exchange Inc.	4.000%	9/15/2027	30,000	30,082
	Intercontinental Exchange Inc.	3.625%	9/1/2028	80,958	80,329
	Jefferies Financial Group Inc.	5.875%	7/21/2028	18,282	19,002
	Jefferies Financial Group Inc.	4.150%	1/23/2030	9,500	9,373
	JPMorgan Chase & Co.	3.782%	2/1/2028	49,387	49,289
	JPMorgan Chase & Co.	2.947%	2/24/2028	4,702	4,652
	JPMorgan Chase & Co.	5.571%	4/22/2028	35,295	35,960
	JPMorgan Chase & Co.	4.323%	4/26/2028	78,596	78,916
	JPMorgan Chase & Co.	3.540%	5/1/2028	15,652	15,568
	JPMorgan Chase & Co.	2.182%	6/1/2028	50,660	49,488
	JPMorgan Chase & Co.	4.979%	7/22/2028	38,059	38,597
	JPMorgan Chase & Co.	4.851%	7/25/2028	4,571	4,627
	JPMorgan Chase & Co.	4.505%	10/22/2028	33,116	33,416
	JPMorgan Chase & Co.	4.005%	4/23/2029	46,401	46,361
	JPMorgan Chase & Co.	2.069%	6/1/2029	17,810	17,029
	JPMorgan Chase & Co.	4.203%	7/23/2029	33,810	33,927
	JPMorgan Chase & Co.	5.299%	7/24/2029	18,272	18,803
	JPMorgan Chase & Co.	6.087%	10/23/2029	22,866	24,030
	JPMorgan Chase & Co.	5.012%	1/23/2030	33,639	34,491
	JPMorgan Chase & Co.	5.581%	4/22/2030	63,955	66,631
	JPMorgan Chase & Co.	3.702%	5/6/2030	27,407	27,019
	JPMorgan Chase & Co.	4.565%	6/14/2030	18,218	18,434
	JPMorgan Chase & Co.	4.995%	7/22/2030	63,358	65,016
	JPMorgan Chase & Co.	2.739%	10/15/2030	23,940	22,751
	JPMorgan Chase & Co.	4.603%	10/22/2030	16,940	17,175

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	JPMorgan Chase & Co.	5.140%	1/24/2031	84,277	86,924
	JPMorgan Chase & Co.	4.493%	3/24/2031	19,130	19,273
	JPMorgan Chase & Co.	5.103%	4/22/2031	26,381	27,190
	JPMorgan Chase & Co.	4.255%	10/22/2031	47,675	47,413
	JPMorgan Chase & Co.	4.347%	1/22/2032	72,140	71,972
	Keybank National Association	3.900%	4/13/2029	3,895	3,833
	KeyCorp	2.550%	10/1/2029	12,053	11,405
[10]	Kommunalkredit Austria AG	5.250%	3/28/2029	10,300	12,841
[4]	Lincoln Financial Global Funding	4.200%	1/12/2029	12,145	12,135
	Lloyds Banking Group plc	3.750%	3/18/2028	9,208	9,181
	Lloyds Banking Group plc	3.574%	11/7/2028	11,743	11,651
	Lloyds Banking Group plc	4.818%	6/13/2029	23,869	24,246
	Lloyds Banking Group plc	4.425%	11/4/2031	3,139	3,128
[6,11]	Lloyds Banking Group plc, 3M Australian Bank Bill Rate + 2.000%	5.728%	3/17/2029	18,860	13,395
	LPL Holdings Inc.	5.700%	5/20/2027	13,702	13,956
	LPL Holdings Inc.	5.200%	3/15/2030	33,316	34,065
[4]	Lseg US Fin Corp.	4.875%	3/28/2027	18,140	18,339
	M&T Bank Corp.	4.553%	8/16/2028	94,851	95,493
	M&T Bank Corp.	7.413%	10/30/2029	97,224	105,344
	M&T Bank Corp.	5.179%	7/8/2031	30,823	31,605
	M&T Bank Corp.	5.400%	7/30/2035	32,531	32,858
[11]	Macquarie Bank Ltd.	6.082%	6/7/2032	6,560	4,631
[6,11]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 1.850%	5.491%	2/20/2035	8,000	5,702
[6,11]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 1.950%	5.619%	3/1/2034	12,510	8,927
[6,11]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 2.700%	6.391%	6/7/2032	840	599
	Manufacturers & Traders Trust Co.	3.400%	8/17/2027	11,323	11,214
	Manufacturers & Traders Trust Co.	4.700%	1/27/2028	90,692	91,961
	Manufacturers & Traders Trust Co.	4.762%	7/6/2028	48,910	49,365
	Marsh & McLennan Cos. Inc.	4.650%	3/15/2030	91,081	92,727
	Mitsubishi UFJ Financial Group Inc.	2.341%	1/19/2028	44,364	43,685
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/2028	17,655	17,899
	Mitsubishi UFJ Financial Group Inc.	5.354%	9/13/2028	3,840	3,921
	Mitsubishi UFJ Financial Group Inc.	5.422%	2/22/2029	33,904	34,814
	Mitsubishi UFJ Financial Group Inc.	5.242%	4/19/2029	25,466	26,105
	Mitsubishi UFJ Financial Group Inc.	5.258%	4/17/2030	19,971	20,585
	Mitsubishi UFJ Financial Group Inc.	5.197%	1/16/2031	47,534	48,915
	Mitsubishi UFJ Financial Group Inc.	5.159%	4/24/2031	5,465	5,621
	Mitsubishi UFJ Financial Group Inc.	4.527%	9/12/2031	71,578	71,846
	Mitsubishi UFJ Financial Group Inc.	4.505%	1/14/2032	29,410	29,462
	Mizuho Financial Group Inc.	5.667%	5/27/2029	17,918	18,541
	Morgan Stanley	3.950%	4/23/2027	17,157	17,151
	Morgan Stanley	5.652%	4/13/2028	26,202	26,692
	Morgan Stanley	4.210%	4/20/2028	27,622	27,683
[6]	Morgan Stanley	3.591%	7/22/2028	38,296	38,046
	Morgan Stanley	6.296%	10/18/2028	76,066	78,894
	Morgan Stanley	3.772%	1/24/2029	24,678	24,544
	Morgan Stanley	5.123%	2/1/2029	45,275	46,171
	Morgan Stanley	5.164%	4/20/2029	116,044	118,567
	Morgan Stanley	5.449%	7/20/2029	28,281	29,151
	Morgan Stanley	4.133%	10/18/2029	52,445	52,387
	Morgan Stanley	6.407%	11/1/2029	22,838	24,157
	Morgan Stanley	4.238%	1/9/2030	92,275	92,566
	Morgan Stanley	5.173%	1/16/2030	24,394	25,048
	Morgan Stanley	5.656%	4/18/2030	63,955	66,614
	Morgan Stanley	5.042%	7/19/2030	145,920	149,424
	Morgan Stanley	4.654%	10/18/2030	63,822	64,604
	Morgan Stanley	5.230%	1/15/2031	87,496	90,046
	Morgan Stanley	2.699%	1/22/2031	9,594	9,004
	Morgan Stanley	5.192%	4/17/2031	61,423	63,246
	Morgan Stanley	4.356%	10/22/2031	31,490	31,310
	Morgan Stanley	4.493%	1/16/2032	83,885	83,819
	Morgan Stanley Bank NA	4.952%	1/14/2028	6,697	6,757
	Morgan Stanley Bank NA	5.504%	5/26/2028	27,109	27,628
	Morgan Stanley Bank NA	4.968%	7/14/2028	74,051	75,077
	Morgan Stanley Bank NA	5.016%	1/12/2029	87,230	88,875
	Morgan Stanley Private Bank NA	4.466%	7/6/2028	28,050	28,228
	Morgan Stanley Private Bank NA	4.204%	11/17/2028	50,290	50,432
	Morgan Stanley Private Bank NA	4.734%	7/18/2031	91,220	92,407
	Morgan Stanley Private Bank NA	4.465%	11/19/2031	25,264	25,273
	Nasdaq Inc.	5.350%	6/28/2028	26,805	27,615

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	National Bank of Canada	5.600%	12/18/2028	18,282	19,064
	National Bank of Canada	4.500%	10/10/2029	18,216	18,421
[4]	National Securities Clearing Corp.	4.900%	6/26/2029	49,984	51,271
	NatWest Group plc	3.073%	5/22/2028	10,295	10,173
	NatWest Group plc	5.516%	9/30/2028	9,208	9,426
	NatWest Group plc	4.892%	5/18/2029	10,006	10,176
	NatWest Group plc	5.076%	1/27/2030	19,155	19,619
	NatWest Group plc	4.445%	5/8/2030	5,482	5,506
	NatWest Group plc	4.964%	8/15/2030	54,169	55,295
	NatWest Group plc	5.115%	5/23/2031	12,304	12,616
[13]	NatWest Group plc	2.105%	11/28/2031	19,685	26,562
[10]	NatWest Group plc	1.043%	9/14/2032	5,000	5,784
	NMI Holdings Inc.	6.000%	8/15/2029	9,136	9,472
	Nomura Holdings Inc.	5.594%	7/2/2027	43,355	44,224
	Nomura Holdings Inc.	5.386%	7/6/2027	15,567	15,823
	Nomura Holdings Inc.	5.842%	1/18/2028	15,482	15,964
	Nomura Holdings Inc.	6.070%	7/12/2028	20,050	20,922
	Nomura Holdings Inc.	3.103%	1/16/2030	13,602	12,931
	Nomura Holdings Inc.	4.904%	7/1/2030	27,751	28,158
	Nomura Holdings Inc.	2.679%	7/16/2030	27,122	25,097
	Northern Trust Corp.	4.150%	11/19/2030	5,610	5,609
	Northern Trust Corp.	3.375%	5/8/2032	24,603	24,277
[4]	Nuveen LLC	5.550%	1/15/2030	13,707	14,217
	OneMain Finance Corp.	3.875%	9/15/2028	1,264	1,229
	OneMain Finance Corp.	6.625%	5/15/2029	3,679	3,799
[4]	Osaic Holdings Inc.	6.750%	8/1/2032	285	295
[4]	Osaic Holdings Inc.	8.000%	8/1/2033	190	197
[13]	OSB Group plc	9.993%	7/27/2033	5,000	7,528
[4]	Panther Escrow Issuer LLC	7.125%	6/1/2031	668	688
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	5.350%	1/12/2027	12,672	12,819
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.400%	7/1/2027	8,418	8,447
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	5.875%	11/15/2027	12,523	12,872
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	6.050%	8/1/2028	22,700	23,648
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	5.250%	2/1/2030	22,988	23,663
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.550%	1/15/2031	24,038	23,983
[4]	Phoenix Aviation Capital Ltd.	9.250%	7/15/2030	5,985	6,277
	Pinnacle Bank	5.625%	2/15/2028	20,203	20,638
	Pinnacle Bank	5.957%	1/15/2036	13,927	14,030
	Pinnacle Financial Partners Inc.	6.168%	11/1/2030	63,987	66,675
	PNC Bank NA	2.700%	10/22/2029	25,571	24,192
	PNC Financial Services Group Inc.	5.582%	6/12/2029	99,696	103,188
	PNC Financial Services Group Inc.	5.492%	5/14/2030	130,682	135,980
	PNC Financial Services Group Inc.	5.222%	1/29/2031	47,601	49,148
	PNC Financial Services Group Inc.	4.899%	5/13/2031	84,455	86,220
	Principal Financial Group Inc.	3.700%	5/15/2029	7,097	7,000
	Principal Financial Group Inc.	2.125%	6/15/2030	7,859	7,166
	Progressive Corp.	3.200%	3/26/2030	8,768	8,470
[10]	Raiffeisen Bank International AG	2.875%	6/18/2032	16,500	19,496
	Regions Financial Corp.	5.722%	6/6/2030	147,608	154,010
	Reinsurance Group of America Inc.	3.150%	6/15/2030	2,665	2,526
	RenaissanceRe Finance Inc.	3.450%	7/1/2027	14,780	14,688
[4]	Rocket Cos. Inc.	6.125%	8/1/2030	5,735	5,874
[4]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	2.875%	10/15/2026	3,874	3,822
	Royal Bank of Canada	6.000%	11/1/2027	45,845	47,504
	Royal Bank of Canada	4.900%	1/12/2028	24,451	24,946
	Royal Bank of Canada	4.522%	10/18/2028	86,121	86,955
	Royal Bank of Canada	4.965%	1/24/2029	21,196	21,607
	Royal Bank of Canada	4.969%	8/2/2030	104,228	106,721
	Royal Bank of Canada	4.650%	10/18/2030	32,686	33,179
	Royal Bank of Canada	5.153%	2/4/2031	124,064	127,770
	Royal Bank of Canada	4.970%	5/2/2031	38,723	39,646
	Royal Bank of Canada	4.696%	8/6/2031	2,980	3,017
	Royal Bank of Canada	4.305%	11/3/2031	29,120	29,016
[4]	Ryan Specialty LLC	5.875%	8/1/2032	807	820
	Santander UK Group Holdings plc	4.320%	9/22/2029	33,719	33,762
[4]	Shift4 Payments LLC / Shift4 Payments Finance Sub Inc.	6.750%	8/15/2032	240	245
	Sixth Street Lending Partners	6.500%	3/11/2029	37,099	38,515
	Sixth Street Lending Partners	5.750%	1/15/2030	19,090	19,291
	Sixth Street Lending Partners	6.125%	7/15/2030	36,449	37,298
	Sixth Street Specialty Lending Inc.	2.500%	8/1/2026	9,208	9,112

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sixth Street Specialty Lending Inc.	6.125%	3/1/2029	13,655	14,047
[10]	Skandinaviska Enskilda Banken AB	5.000%	8/17/2033	8,838	10,984
[4]	Societe Generale SA	4.450%	4/12/2030	47,675	47,704
[4]	Starwood Property Trust Inc.	7.250%	4/1/2029	230	243
[4]	Starwood Property Trust Inc.	6.000%	4/15/2030	1,480	1,521
[4]	Starwood Property Trust Inc.	6.500%	10/15/2030	1,610	1,678
	State Street Bank & Trust Co.	4.782%	11/23/2029	45,569	46,866
	State Street Corp.	4.543%	4/24/2028	5,585	5,631
	State Street Corp.	4.834%	4/24/2030	9,560	9,824
	State Street Corp.	3.031%	11/1/2034	34,584	32,823
	Sumitomo Mitsui Financial Group Inc.	5.520%	1/13/2028	31,504	32,439
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/2028	7,287	7,234
	Sumitomo Mitsui Financial Group Inc.	5.800%	7/13/2028	13,745	14,310
	Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/2028	12,027	11,383
	Sumitomo Mitsui Financial Group Inc.	4.108%	1/15/2029	18,360	18,362
	Sumitomo Mitsui Financial Group Inc.	5.316%	7/9/2029	30,706	31,781
	Sumitomo Mitsui Financial Group Inc.	5.240%	4/15/2030	17,940	18,557
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/2030	14,713	13,404
	Sumitomo Mitsui Financial Group Inc.	5.852%	7/13/2030	14,340	15,189
	Sumitomo Mitsui Financial Group Inc.	4.660%	7/8/2031	28,625	28,887
	Sumitomo Mitsui Financial Group Inc.	4.494%	1/15/2032	18,370	18,414
[10]	Swedbank AB	3.625%	8/23/2032	7,784	9,322
[10]	Talanx AG	2.250%	12/5/2047	14,300	16,753
	Toronto-Dominion Bank	5.156%	1/10/2028	35,253	36,052
	Toronto-Dominion Bank	3.913%	1/13/2028	23,870	23,876
	Toronto-Dominion Bank	4.861%	1/31/2028	96,271	97,893
	Toronto-Dominion Bank	5.523%	7/17/2028	18,984	19,667
	Toronto-Dominion Bank	4.783%	12/17/2029	64,296	65,851
	Toronto-Dominion Bank	4.808%	6/3/2030	23,834	24,320
	Toronto-Dominion Bank	4.411%	1/13/2031	23,875	23,941
[10]	Triodos Bank NV	4.875%	9/12/2029	21,000	25,701
	Truist Bank	4.420%	7/24/2028	70,370	70,758
	Truist Bank	4.144%	1/27/2029	19,670	19,691
	Truist Financial Corp.	4.873%	1/26/2029	45,562	46,268
	Truist Financial Corp.	7.161%	10/30/2029	33,512	36,072
	Truist Financial Corp.	5.435%	1/24/2030	12,119	12,543
	Truist Financial Corp.	5.071%	5/20/2031	68,715	70,420
	Truist Financial Corp.	4.597%	1/27/2032	26,750	26,819
	UBS AG	4.864%	1/10/2028	6,200	6,254
	UBS AG	5.650%	9/11/2028	75,844	79,111
[4]	UBS Group AG	4.282%	1/9/2028	49,651	49,759
[4]	UBS Group AG	4.253%	3/23/2028	14,020	14,047
[4]	UBS Group AG	3.869%	1/12/2029	23,237	23,118
[4]	UBS Group AG	4.151%	12/23/2029	91,440	91,324
[4]	UBS Group AG	5.428%	2/8/2030	132,037	136,421
[4]	UBS Group AG	3.126%	8/13/2030	9,492	9,119
[4]	UBS Group AG	5.617%	9/13/2030	75,487	78,862
[4]	UBS Group AG	4.398%	9/23/2031	64,091	63,744
[10]	UniCredit SpA	5.375%	4/16/2034	4,700	5,911
	US Bancorp	4.548%	7/22/2028	34,208	34,483
	US Bancorp	4.653%	2/1/2029	36,997	37,440
	US Bancorp	5.775%	6/12/2029	52,371	54,361
	US Bancorp	5.384%	1/23/2030	22,211	22,981
	US Bancorp	5.100%	7/23/2030	29,542	30,409
	US Bancorp	5.046%	2/12/2031	102,470	105,175
	US Bancorp	5.083%	5/15/2031	57,288	58,895
	US Bancorp	4.481%	1/26/2032	28,640	28,694
[4]	UWM Holdings LLC	6.625%	2/1/2030	703	709
	Verisk Analytics Inc.	4.125%	3/15/2029	8,518	8,515
[10]	Volksbank Wien AG	5.750%	6/21/2034	800	993
[14]	Washington Mutual Bank / Debt not acquired by JPMorgan	6.875%	6/15/2011	21,983	2
	Wells Fargo & Co.	4.300%	7/22/2027	24,313	24,425
	Wells Fargo & Co.	4.900%	1/24/2028	17,759	17,910
	Wells Fargo & Co.	3.526%	3/24/2028	33,988	33,804
	Wells Fargo & Co.	5.707%	4/22/2028	27,403	27,955
	Wells Fargo & Co.	3.584%	5/22/2028	89,503	89,010
	Wells Fargo & Co.	2.393%	6/2/2028	61,461	60,174
	Wells Fargo & Co.	4.808%	7/25/2028	58,544	59,207
	Wells Fargo & Co.	5.574%	7/25/2029	80,593	83,390
	Wells Fargo & Co.	4.078%	9/15/2029	23,854	23,824

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Wells Fargo & Co.	6.303%	10/23/2029	18,272	19,292
	Wells Fargo & Co.	4.182%	1/23/2030	83,880	83,934
	Wells Fargo & Co.	5.198%	1/23/2030	36,401	37,484
	Wells Fargo & Co.	2.879%	10/30/2030	13,669	13,017
	Wells Fargo & Co.	5.244%	1/24/2031	69,991	72,292
	Wells Fargo & Co.	2.572%	2/11/2031	5,278	4,930
	Wells Fargo & Co.	4.478%	4/4/2031	47,823	48,032
	Wells Fargo & Co.	5.150%	4/23/2031	36,011	37,084
[6,11]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.230%	4.871%	11/11/2027	32,200	22,714
[6,11]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.670%	5.407%	7/10/2034	8,600	6,105
[6,11]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.880%	5.621%	4/3/2034	6,700	4,781
	Willis North America Inc.	4.650%	6/15/2027	18,415	18,561
	Willis North America Inc.	4.500%	9/15/2028	11,875	11,972
	Willis North America Inc.	2.950%	9/15/2029	11,613	11,090
					16,704,927
Health Care (6.7%)
[4]	1261229 BC Ltd.	10.000%	4/15/2032	2,490	2,556
	AbbVie Inc.	4.800%	3/15/2029	313,022	320,567
	AbbVie Inc.	3.200%	11/21/2029	124,197	120,495
	Agilent Technologies Inc.	4.200%	9/9/2027	43,809	44,011
	Amgen Inc.	3.200%	11/2/2027	9,791	9,685
	Amgen Inc.	5.150%	3/2/2028	153,192	156,802
	Amgen Inc.	1.650%	8/15/2028	17,774	16,811
	Amgen Inc.	2.450%	2/21/2030	21,020	19,654
	Amgen Inc.	5.250%	3/2/2030	39,730	41,228
	Ascension Health	4.078%	11/15/2028	28,545	28,683
	Ascension Health	4.294%	11/15/2030	47,575	47,606
	Baxter International Inc.	1.915%	2/1/2027	75,203	73,651
	Baxter International Inc.	3.950%	4/1/2030	38,998	38,114
	Baxter International Inc.	4.900%	12/15/2030	12,845	12,934
[10]	Bayer AG	6.625%	9/25/2083	1,500	1,896
	Becton Dickinson & Co.	3.700%	6/6/2027	73,670	73,441
	Becton Dickinson & Co.	4.693%	2/13/2028	19,648	19,917
	Becton Dickinson & Co.	4.874%	2/8/2029	37,227	37,979
	Becton Dickinson & Co.	5.081%	6/7/2029	22,833	23,474
	Becton Dickinson & Co.	2.823%	5/20/2030	19,302	18,194
	Cardinal Health Inc.	3.410%	6/15/2027	932	926
	Cardinal Health Inc.	5.125%	2/15/2029	36,543	37,604
	Cardinal Health Inc.	5.000%	11/15/2029	45,541	46,790
	Cencora Inc.	3.450%	12/15/2027	35,499	35,157
	Cencora Inc.	4.625%	12/15/2027	2,090	2,115
	Cencora Inc.	2.800%	5/15/2030	5,450	5,132
	Centene Corp.	4.625%	12/15/2029	67,982	66,266
	Centene Corp.	3.375%	2/15/2030	31,888	29,426
[4]	Charles River Laboratories International Inc.	3.750%	3/15/2029	3,565	3,440
[4]	CHS / Community Health Systems Inc.	10.875%	1/15/2032	1,130	1,217
	Cigna Group	3.400%	3/1/2027	34,377	34,189
	Cigna Group	4.375%	10/15/2028	37,176	37,477
	Cigna Group	4.500%	9/15/2030	37,064	37,288
	CommonSpirit Health	4.352%	9/1/2030	18,085	17,995
	CVS Health Corp.	3.625%	4/1/2027	94,120	93,690
	CVS Health Corp.	1.300%	8/21/2027	63,018	60,438
	CVS Health Corp.	4.300%	3/25/2028	80,438	80,724
	CVS Health Corp.	5.000%	1/30/2029	36,164	36,947
	CVS Health Corp.	5.400%	6/1/2029	35,607	36,855
	CVS Health Corp.	3.250%	8/15/2029	54,666	52,813
	CVS Health Corp.	5.125%	2/21/2030	24,947	25,590
	CVS Health Corp.	1.750%	8/21/2030	31,875	28,322
[4]	DaVita Inc.	4.625%	6/1/2030	1,287	1,240
	Elevance Health Inc.	4.101%	3/1/2028	27,072	27,114
	Elevance Health Inc.	5.150%	6/15/2029	21,908	22,577
	Elevance Health Inc.	2.875%	9/15/2029	6,862	6,555
	Elevance Health Inc.	4.750%	2/15/2030	36,162	36,811
	Elevance Health Inc.	2.250%	5/15/2030	23,965	22,008
[4]	Endo Finance Holdings LP	8.500%	4/15/2031	343	363
	GE HealthCare Technologies Inc.	5.650%	11/15/2027	107,065	110,074
	GE HealthCare Technologies Inc.	4.150%	12/15/2028	38,260	38,370
	GE HealthCare Technologies Inc.	4.800%	8/14/2029	14,157	14,445
	GE HealthCare Technologies Inc.	5.857%	3/15/2030	60,164	63,491

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	GE HealthCare Technologies Inc.	4.800%	1/15/2031	48,079	48,821
[4]	Genmab A/S / Genmab Finance LLC	6.250%	12/15/2032	1,485	1,524
	Gilead Sciences Inc.	4.800%	11/15/2029	10,115	10,390
	HCA Inc.	4.500%	2/15/2027	54,660	54,779
	HCA Inc.	5.000%	3/1/2028	14,062	14,322
	HCA Inc.	5.625%	9/1/2028	5,551	5,720
	HCA Inc.	5.875%	2/1/2029	15,812	16,459
	HCA Inc.	3.375%	3/15/2029	4,655	4,548
	HCA Inc.	5.250%	3/1/2030	20,114	20,754
	HCA Inc.	3.500%	9/1/2030	91,415	87,903
	HCA Inc.	4.300%	11/15/2030	33,250	33,069
[4]	Highmark Inc.	1.450%	5/10/2026	33,242	32,957
	Humana Inc.	5.750%	3/1/2028	24,879	25,586
[4]	IQVIA Inc.	5.000%	10/15/2026	2,865	2,865
	Laboratory Corp. of America Holdings	2.950%	12/1/2029	18,605	17,777
	McKesson Corp.	3.950%	2/16/2028	977	976
	McKesson Corp.	4.650%	5/30/2030	71,570	72,689
[4]	Medline Borrower LP	5.250%	10/1/2029	5,356	5,365
	Merck & Co. Inc.	4.150%	3/15/2031	46,415	46,227
[4,10]	Organon & Co. / Organon Foreign Debt Co-Issuer BV	2.875%	4/30/2028	3,297	3,837
	Pfizer Inc.	4.200%	11/15/2030	58,045	58,154
	Pfizer Investment Enterprises Pte Ltd.	4.450%	5/19/2028	237,392	239,760
	Providence St. Joseph Health Obligated Group	2.532%	10/1/2029	11,527	10,834
	Quest Diagnostics Inc.	4.600%	12/15/2027	18,253	18,462
	Quest Diagnostics Inc.	4.200%	6/30/2029	9,612	9,648
	Quest Diagnostics Inc.	4.625%	12/15/2029	19,608	19,919
	Quest Diagnostics Inc.	2.950%	6/30/2030	7,471	7,077
	Revvity Inc.	3.300%	9/15/2029	13,664	13,194
[4]	Roche Holdings Inc.	4.790%	3/8/2029	83,255	85,340
	Royalty Pharma plc	1.750%	9/2/2027	25,604	24,712
	Royalty Pharma plc	2.200%	9/2/2030	9,540	8,673
[4]	Star Parent Inc.	9.000%	10/1/2030	1,050	1,113
	Stryker Corp.	4.250%	9/11/2029	21,784	21,912
	Stryker Corp.	4.850%	2/10/2030	18,192	18,665
	Stryker Corp.	1.950%	6/15/2030	7,500	6,822
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/2028	7,257	7,423
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/2030	28,313	25,889
	Tenet Healthcare Corp.	4.250%	6/1/2029	1,125	1,108
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/2026	5,372	5,328
	Teva Pharmaceutical Finance Netherlands III BV	4.750%	5/9/2027	473	473
	Teva Pharmaceutical Finance Netherlands III BV	5.125%	5/9/2029	240	243
	Teva Pharmaceutical Finance Netherlands IV BV	5.750%	12/1/2030	3,435	3,556
	UnitedHealth Group Inc.	4.250%	1/15/2029	22,526	22,670
	UnitedHealth Group Inc.	4.000%	5/15/2029	28,605	28,567
	UnitedHealth Group Inc.	4.800%	1/15/2030	9,705	9,925
	UnitedHealth Group Inc.	2.000%	5/15/2030	22,670	20,693
	UnitedHealth Group Inc.	4.650%	1/15/2031	24,290	24,593
	Utah Acquisition Sub Inc.	3.950%	6/15/2026	48,077	48,002
	Zimmer Biomet Holdings Inc.	4.700%	2/19/2027	61,695	62,208
	Zimmer Biomet Holdings Inc.	5.350%	12/1/2028	31,945	33,026
	Zimmer Biomet Holdings Inc.	5.050%	2/19/2030	74,775	76,988
					3,642,692
Industrials (5.5%)
[4]	Air Canada	3.875%	8/15/2026	18,062	17,991
	Allegion plc	3.500%	10/1/2029	11,112	10,845
[4]	Allied Universal Holdco LLC / Allied Universal Finance Corp.	6.875%	6/15/2030	815	846
[4]	Allison Transmission Inc.	4.750%	10/1/2027	1,700	1,700
[4]	American Airlines Inc.	7.250%	2/15/2028	2,725	2,775
	Amphenol Corp.	3.800%	11/15/2027	42,365	42,349
	Amphenol Corp.	3.900%	11/15/2028	15,883	15,872
	Amphenol Corp.	4.125%	11/15/2030	35,441	35,206
[11]	Aurizon Finance Pty Ltd.	3.000%	3/9/2028	25,200	16,828
[4]	BAE Systems plc	5.000%	3/26/2027	29,244	29,585
[4]	BAE Systems plc	5.125%	3/26/2029	47,554	48,962
	Boeing Co.	2.750%	2/1/2026	118,355	118,355
	Boeing Co.	2.196%	2/4/2026	64,766	64,766
	Boeing Co.	5.040%	5/1/2027	6,693	6,763
	Boeing Co.	6.259%	5/1/2027	22,192	22,759
	Boeing Co.	3.250%	2/1/2028	43,822	43,172

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Boeing Co.	3.450%	11/1/2028	16,896	16,603
	Boeing Co.	3.200%	3/1/2029	33,207	32,263
	Boeing Co.	6.298%	5/1/2029	65,792	69,886
	Boeing Co.	5.150%	5/1/2030	304,710	313,118
	Boeing Co.	6.388%	5/1/2031	23,898	25,933
[11]	Brisbane Airport Corp. Pty Ltd.	4.500%	12/30/2030	7,340	4,933
[4]	BWX Technologies Inc.	4.125%	6/30/2028	4,572	4,506
	Canadian Pacific Railway Co.	4.000%	6/1/2028	23,625	23,654
	Canadian Pacific Railway Co.	2.050%	3/5/2030	2,870	2,643
	Carrier Global Corp.	2.722%	2/15/2030	23,971	22,588
	Caterpillar Financial Services Corp.	4.150%	1/8/2031	15,840	15,831
[10]	CIMIC Finance Ltd.	1.500%	5/28/2029	18,500	20,738
[4]	Clean Harbors Inc.	5.125%	7/15/2029	1,990	1,993
	CNH Industrial Capital LLC	4.550%	4/10/2028	18,034	18,183
	CNH Industrial Capital LLC	5.500%	1/12/2029	22,847	23,649
	CNH Industrial Capital LLC	4.375%	3/7/2031	72,115	71,514
[4]	Daimler Truck Finance North America LLC	4.950%	1/13/2028	11,196	11,372
[4]	Daimler Truck Finance North America LLC	5.125%	1/19/2028	13,735	14,003
[4]	Daimler Truck Finance North America LLC	5.400%	9/20/2028	25,315	26,113
[4]	Daimler Truck Finance North America LLC	5.250%	1/13/2030	62,374	64,229
	Deere Funding Canada Corp.	4.150%	10/9/2030	42,168	42,074
[4,5]	Delta Air Lines Inc. / SkyMiles IP Ltd.	4.750%	10/20/2028	77,716	78,289
	Eaton Capital ULC	4.450%	5/9/2030	29,830	30,054
[4]	Entegris Inc.	4.375%	4/15/2028	2,215	2,198
[4]	Entegris Inc.	4.750%	4/15/2029	3,683	3,682
	FedEx Corp.	3.400%	2/15/2028	13,990	13,850
[4,8]	Fedex Freight Holding Co. Inc.	4.300%	3/15/2029	13,090	13,100
[4,8]	Fedex Freight Holding Co. Inc.	4.650%	3/15/2031	17,980	17,958
[4]	Garda World Security Corp.	6.500%	1/15/2031	1,450	1,487
[4]	Garda World Security Corp.	8.250%	8/1/2032	995	1,017
[4]	Garda World Security Corp.	8.375%	11/15/2032	1,495	1,534
[4]	Gates Corp.	6.875%	7/1/2029	4,376	4,548
	General Electric Co.	4.300%	7/29/2030	22,471	22,629
[4]	Herc Holdings Inc.	7.000%	6/15/2030	715	750
	Hillenbrand Inc.	6.250%	2/15/2029	2,530	2,559
	Honeywell International Inc.	4.875%	9/1/2029	13,707	14,107
	Honeywell International Inc.	4.700%	2/1/2030	22,736	23,227
	Huntington Ingalls Industries Inc.	3.483%	12/1/2027	29,715	29,419
	Huntington Ingalls Industries Inc.	2.043%	8/16/2028	2,132	2,026
	Huntington Ingalls Industries Inc.	5.353%	1/15/2030	44,044	45,516
	Huntington Ingalls Industries Inc.	4.200%	5/1/2030	18,273	18,133
	Ingersoll Rand Inc.	5.197%	6/15/2027	50,629	51,424
	Ingersoll Rand Inc.	5.400%	8/14/2028	5,657	5,847
	Ingersoll Rand Inc.	5.176%	6/15/2029	36,179	37,406
[4]	JetBlue Airways Corp. / JetBlue Loyalty LP	9.875%	9/20/2031	1,605	1,612
	John Deere Capital Corp.	4.500%	1/16/2029	18,655	18,990
	Keysight Technologies Inc.	5.350%	7/30/2030	29,050	30,216
	L3Harris Technologies Inc.	5.400%	1/15/2027	68,617	69,572
	L3Harris Technologies Inc.	4.400%	6/15/2028	527	531
	L3Harris Technologies Inc.	5.050%	6/1/2029	45,693	46,947
	L3Harris Technologies Inc.	2.900%	12/15/2029	16,240	15,508
	Lennox International Inc.	1.700%	8/1/2027	6,455	6,243
	Lockheed Martin Corp.	4.150%	8/15/2028	16,881	17,010
	Lockheed Martin Corp.	4.500%	2/15/2029	27,236	27,691
	Lockheed Martin Corp.	4.400%	8/15/2030	33,333	33,673
[4]	Mueller Water Products Inc.	4.000%	6/15/2029	2,677	2,605
	Nordson Corp.	4.500%	12/15/2029	36,448	36,692
	Northrop Grumman Corp.	3.200%	2/1/2027	63,742	63,386
	Northrop Grumman Corp.	3.250%	1/15/2028	19,988	19,745
	Northrop Grumman Corp.	4.600%	2/1/2029	125,693	127,736
	Northrop Grumman Corp.	4.400%	5/1/2030	35,094	35,350
	Northrop Grumman Corp.	4.650%	7/15/2030	33,235	33,786
	Otis Worldwide Corp.	5.250%	8/16/2028	31,973	32,916
	Otis Worldwide Corp.	2.565%	2/15/2030	24,794	23,231
	Parker-Hannifin Corp.	3.250%	6/14/2029	17,702	17,245
	Paychex Inc.	5.100%	4/15/2030	12,890	13,249
[11]	Qantas Airways Ltd.	3.150%	9/27/2028	33,700	22,371
[4]	Raven Acquisition Holdings LLC	6.875%	11/15/2031	916	918
	Regal Rexnord Corp.	6.050%	4/15/2028	12,093	12,534
	RELX Capital Inc.	4.750%	3/27/2030	23,900	24,343

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic Services Inc.	4.875%	4/1/2029	23,103	23,682
	Republic Services Inc.	4.750%	7/15/2030	14,340	14,659
[4]	Roller Bearing Co. of America Inc.	4.375%	10/15/2029	1,202	1,184
	RTX Corp.	3.125%	5/4/2027	22,911	22,698
	RTX Corp.	4.125%	11/16/2028	84,418	84,803
	RTX Corp.	5.750%	1/15/2029	22,990	24,095
	RTX Corp.	7.500%	9/15/2029	5,970	6,643
	RTX Corp.	6.000%	3/15/2031	52,310	56,292
	Ryder System Inc.	2.850%	3/1/2027	29,427	29,087
	Ryder System Inc.	5.300%	3/15/2027	20,161	20,428
	Ryder System Inc.	5.650%	3/1/2028	9,160	9,438
	Ryder System Inc.	5.250%	6/1/2028	14,893	15,302
	Ryder System Inc.	6.300%	12/1/2028	59,370	62,761
	Ryder System Inc.	5.375%	3/15/2029	31,978	33,054
	Ryder System Inc.	4.300%	12/1/2030	15,909	15,826
	Southwest Airlines Co.	5.125%	6/15/2027	53,896	54,550
	Southwest Airlines Co.	3.450%	11/16/2027	9,947	9,829
[4]	TransDigm Inc.	6.750%	8/15/2028	3,867	3,936
	Tyco Electronics Group SA	4.625%	2/1/2030	14,340	14,593
[8]	United Airlines Holdings Inc.	5.375%	3/1/2031	480	485
[5]	United Airlines Pass Through Trust Class A Series 2020-1	5.875%	4/15/2029	1,072	1,099
	Veralto Corp.	5.350%	9/18/2028	9,968	10,283
[4]	WESCO Distribution Inc.	6.375%	3/15/2029	2,753	2,840
	Westinghouse Air Brake Technologies Corp.	4.900%	5/29/2030	17,090	17,447
					2,994,474
Materials (1.9%)
	Air Products & Chemicals Inc.	4.600%	2/8/2029	9,127	9,295
[4]	Alcoa Nederland Holding BV	6.125%	5/15/2028	285	285
	Amcor Flexibles North America Inc.	4.800%	3/17/2028	49,882	50,612
	Amcor Flexibles North America Inc.	5.100%	3/17/2030	25,000	25,683
	ArcelorMittal SA	6.550%	11/29/2027	3,063	3,189
[4,10]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	5.000%	1/30/2031	1,100	1,328
[4]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	6.250%	1/30/2031	1,450	1,490
	Avery Dennison Corp.	4.875%	12/6/2028	9,081	9,252
	Berry Global Inc.	1.650%	1/15/2027	21,744	21,277
	BHP Billiton Finance USA Ltd.	5.100%	9/8/2028	36,543	37,570
[4]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/2029	8,188	8,251
[4]	Canpack SA / Canpack US LLC	3.875%	11/15/2029	3,645	3,474
[4]	Chemours Co.	5.750%	11/15/2028	2,351	2,333
[4]	Chemours Co.	4.625%	11/15/2029	480	448
[4]	Cleveland-Cliffs Inc.	4.625%	3/1/2029	285	281
	Corp. Nacional del Cobre de Chile	3.625%	8/1/2027	37,789	37,476
	Corp. Nacional del Cobre de Chile	3.000%	9/30/2029	12,339	11,729
	Corp. Nacional del Cobre de Chile	5.125%	2/2/2033	630	634
	Corp. Nacional del Cobre de Chile	5.950%	1/8/2034	3,263	3,404
	Corp. Nacional del Cobre de Chile	6.330%	1/13/2035	4,806	5,106
	CRH America Finance Inc.	4.400%	2/9/2031	24,665	24,676
	Eastman Chemical Co.	4.500%	12/1/2028	6,824	6,890
	Eastman Chemical Co.	5.000%	8/1/2029	27,118	27,700
[4]	Element Solutions Inc.	3.875%	9/1/2028	5,595	5,457
	Freeport Indonesia PT	4.763%	4/14/2027	21,556	21,643
	Freeport-McMoRan Inc.	4.375%	8/1/2028	16,638	16,630
	Freeport-McMoRan Inc.	4.250%	3/1/2030	12,053	11,973
[4]	Glencore Funding LLC	4.907%	4/1/2028	28,680	29,183
[4]	Glencore Funding LLC	5.371%	4/4/2029	28,129	29,085
[4]	Graphic Packaging International LLC	1.512%	4/15/2026	2,483	2,467
[4]	Graphic Packaging International LLC	4.750%	7/15/2027	9,040	9,023
[4]	Graphic Packaging International LLC	3.500%	3/15/2028	369	358
[4]	Graphic Packaging International LLC	3.750%	2/1/2030	220	208
[4]	Hudbay Minerals Inc.	4.500%	4/1/2026	1,329	1,329
[4]	Inversion Escrow Issuer LLC	6.750%	8/1/2032	2,490	2,467
[4]	JH North America Holdings Inc.	5.875%	1/31/2031	1,860	1,893
[10]	LANXESS AG	1.750%	3/22/2028	7,000	8,063
[4]	Magnera Corp.	7.250%	11/15/2031	2,897	2,744
	Mosaic Co.	5.375%	11/15/2028	13,697	14,133
	Mosaic Co.	4.350%	1/15/2029	23,830	23,909
[4]	Novelis Corp.	4.750%	1/30/2030	1,754	1,699
	Nutrien Ltd.	4.500%	3/12/2027	16,870	16,961
	Nutrien Ltd.	5.200%	6/21/2027	36,529	37,096

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Nutrien Ltd.	4.900%	3/27/2028	42,067	42,797
	Nutrien Ltd.	4.200%	4/1/2029	13,702	13,701
	Nutrien Ltd.	2.950%	5/13/2030	15,272	14,449
[4]	Olympus Water US Holding Corp.	7.250%	2/15/2033	4,885	4,870
	Owens Corning	5.500%	6/15/2027	17,560	17,899
	Owens Corning	3.500%	2/15/2030	10,863	10,551
[4]	Owens-Brockway Glass Container Inc.	6.625%	5/13/2027	2,284	2,284
	PPG Industries Inc.	4.375%	3/15/2031	47,680	47,514
[4]	Quikrete Holdings Inc.	6.375%	3/1/2032	2,366	2,454
	Rio Tinto Finance USA plc	4.500%	3/14/2028	4,790	4,847
	Rio Tinto Finance USA plc	4.875%	3/14/2030	43,110	44,196
	RPM International Inc.	3.750%	3/15/2027	35,898	35,769
[4]	Sealed Air Corp. / Sealed Air Corp. US	6.125%	2/1/2028	5,207	5,289
	Sherwin-Williams Co.	4.550%	3/1/2028	16,065	16,269
	Sherwin-Williams Co.	4.300%	8/15/2028	34,760	35,006
	Sherwin-Williams Co.	2.300%	5/15/2030	18,689	17,231
	Smurfit Kappa Treasury ULC	5.200%	1/15/2030	31,845	32,836
[4]	SNF Group SACA	3.125%	3/15/2027	12,227	12,039
	Steel Dynamics Inc.	4.000%	12/15/2028	93,630	93,521
	Suzano Austria GmbH	6.000%	1/15/2029	16,994	17,547
	Vulcan Materials Co.	4.950%	12/1/2029	12,319	12,637
	WestRock MWV LLC	8.200%	1/15/2030	17,285	19,636
[4]	WR Grace Holdings LLC	5.625%	8/15/2029	1,615	1,545
	WRKCo Inc.	4.000%	3/15/2028	6,826	6,827
					1,040,418
Real Estate (3.1%)
	Alexandria Real Estate Equities Inc.	4.500%	7/30/2029	1,596	1,604
	Alexandria Real Estate Equities Inc.	2.750%	12/15/2029	26,412	24,897
	American Homes 4 Rent LP	4.250%	2/15/2028	9,528	9,532
	American Homes 4 Rent LP	4.900%	2/15/2029	2,940	2,989
	American Homes 4 Rent LP	4.950%	6/15/2030	13,265	13,435
	American Tower Corp.	2.750%	1/15/2027	27,450	27,158
	American Tower Corp.	3.550%	7/15/2027	10,436	10,368
	American Tower Corp.	3.600%	1/15/2028	6,597	6,544
	American Tower Corp.	5.800%	11/15/2028	12,319	12,862
	American Tower Corp.	3.950%	3/15/2029	28,619	28,432
	American Tower Corp.	2.900%	1/15/2030	22,840	21,680
[10]	Aroundtown SA	3.500%	5/13/2030	16,200	19,125
	AvalonBay Communities Inc.	2.300%	3/1/2030	14,103	13,093
	AvalonBay Communities Inc.	4.350%	12/1/2030	14,300	14,308
[10]	Blackstone Property Partners Europe Holdings Sarl	1.000%	5/4/2028	14,368	16,341
[13]	Blackstone Property Partners Europe Holdings Sarl	2.625%	10/20/2028	1,899	2,460
	Boston Properties LP	2.750%	10/1/2026	16,111	15,962
	Boston Properties LP	6.750%	12/1/2027	16,513	17,263
	Boston Properties LP	4.500%	12/1/2028	6,594	6,640
	Boston Properties LP	3.400%	6/21/2029	6,076	5,901
	Brandywine Operating Partnership LP	8.875%	4/12/2029	4,745	5,095
	Brandywine Operating Partnership LP	6.125%	1/15/2031	485	470
	Brixmor Operating Partnership LP	3.900%	3/15/2027	9,198	9,184
	Brixmor Operating Partnership LP	2.250%	4/1/2028	5,511	5,303
	Brixmor Operating Partnership LP	4.125%	5/15/2029	21,799	21,721
	Camden Property Trust	3.150%	7/1/2029	9,542	9,235
	COPT Defense Properties LP	2.000%	1/15/2029	17,204	16,174
	COPT Defense Properties LP	4.500%	10/15/2030	16,744	16,693
	Crown Castle Inc.	4.000%	3/1/2027	6,834	6,831
	Crown Castle Inc.	2.900%	3/15/2027	18,443	18,213
	Crown Castle Inc.	3.650%	9/1/2027	1,131	1,124
	Crown Castle Inc.	5.000%	1/11/2028	41,660	42,315
	Crown Castle Inc.	3.800%	2/15/2028	8,230	8,177
	Crown Castle Inc.	4.900%	9/1/2029	7,099	7,219
	Crown Castle Inc.	3.100%	11/15/2029	15,739	15,043
	Crown Castle Inc.	3.300%	7/1/2030	3,462	3,285
	CubeSmart LP	2.250%	12/15/2028	37,263	35,449
	CubeSmart LP	4.375%	2/15/2029	19,874	19,950
[10]	Deutsche EuroShop AG	4.500%	10/15/2030	5,200	6,271
[10]	Digital Dutch Finco BV	1.250%	2/1/2031	2,500	2,674
	Digital Realty Trust LP	5.550%	1/15/2028	68,768	70,667
	Digital Realty Trust LP	4.450%	7/15/2028	4,220	4,252
	Digital Realty Trust LP	3.600%	7/1/2029	62,668	61,485

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	DOC DR LLC	4.300%	3/15/2027	27,745	27,801
	DOC DR LLC	3.950%	1/15/2028	6,103	6,092
[10]	DVI Deutsche Vermoegens- & Immobilienverwaltungs GmbH	2.500%	1/25/2027	8,900	10,474
[10]	DVI Deutsche Vermoegens- & Immobilienverwaltungs GmbH	4.875%	8/21/2030	12,500	15,342
	Equinix Europe 2 Financing Corp. LLC	4.600%	11/15/2030	109,710	110,111
	Equinix Inc.	1.800%	7/15/2027	13,811	13,390
	Equinix Inc.	2.000%	5/15/2028	9,113	8,705
	Equinix Inc.	3.200%	11/18/2029	20,162	19,408
	Equinix Inc.	2.150%	7/15/2030	11,213	10,178
	ERP Operating LP	3.000%	7/1/2029	3,505	3,386
	ERP Operating LP	2.500%	2/15/2030	6,801	6,388
	Essex Portfolio LP	3.625%	5/1/2027	9,151	9,114
	Essex Portfolio LP	1.700%	3/1/2028	8,315	7,928
	Essex Portfolio LP	3.000%	1/15/2030	9,094	8,648
	Extra Space Storage LP	5.700%	4/1/2028	45,758	47,217
	Extra Space Storage LP	4.000%	6/15/2029	5,801	5,763
	Extra Space Storage LP	5.500%	7/1/2030	25,327	26,358
	Federal Realty OP LP	3.250%	7/15/2027	9,186	9,084
	Federal Realty OP LP	3.200%	6/15/2029	9,862	9,529
	Federal Realty OP LP	3.500%	6/1/2030	3,052	2,946
[11]	GAIF Bond Issuer Pty Ltd.	1.900%	12/14/2028	14,360	9,168
	Healthcare Realty Holdings LP	3.750%	7/1/2027	18,325	18,229
	Healthcare Realty Holdings LP	3.100%	2/15/2030	13,605	12,907
	Healthpeak OP LLC	1.350%	2/1/2027	23,066	22,482
	Healthpeak OP LLC	2.125%	12/1/2028	4,450	4,217
	Healthpeak OP LLC	3.500%	7/15/2029	9,485	9,249
	Healthpeak OP LLC	3.000%	1/15/2030	13,555	12,862
[10]	Heimstaden Bostad AB	3.750%	3/10/2031	2,000	2,363
	Highwoods Realty LP	3.875%	3/1/2027	21,692	21,556
	Highwoods Realty LP	4.125%	3/15/2028	9,517	9,451
	Highwoods Realty LP	4.200%	4/15/2029	23,397	23,046
	Highwoods Realty LP	3.050%	2/15/2030	19,834	18,517
	Host Hotels & Resorts LP	4.250%	12/15/2028	4,685	4,690
	Host Hotels & Resorts LP	3.375%	12/15/2029	2,965	2,853
	Host Hotels & Resorts LP	3.500%	9/15/2030	19,743	18,810
	Hudson Pacific Properties LP	3.950%	11/1/2027	1,175	1,127
	Hudson Pacific Properties LP	5.950%	2/15/2028	1,385	1,363
[10]	ICADE	1.000%	1/19/2030	3,000	3,256
	Invitation Homes Operating Partnership LP	2.300%	11/15/2028	6,396	6,080
	Kilroy Realty LP	4.750%	12/15/2028	32,127	32,293
	Kilroy Realty LP	4.250%	8/15/2029	6,913	6,792
	Kilroy Realty LP	3.050%	2/15/2030	14,285	13,323
	Kimco Realty OP LLC	2.700%	10/1/2030	10,817	10,146
	Mid-America Apartments LP	3.950%	3/15/2029	16,865	16,785
	Mid-America Apartments LP	2.750%	3/15/2030	4,589	4,339
	MPT Operating Partnership LP / MPT Finance Corp.	3.500%	3/15/2031	3,310	2,447
[4,10]	MPT Operating Partnership LP / MPT Finance Corp.	7.000%	2/15/2032	1,200	1,483
[4]	MPT Operating Partnership LP / MPT Finance Corp.	8.500%	2/15/2032	2,061	2,207
	NNN REIT Inc.	4.300%	10/15/2028	1,416	1,424
	NNN REIT Inc.	2.500%	4/15/2030	17,478	16,238
	Omega Healthcare Investors Inc.	4.500%	4/1/2027	4,035	4,046
	Omega Healthcare Investors Inc.	4.750%	1/15/2028	9,262	9,341
	Omega Healthcare Investors Inc.	3.625%	10/1/2029	35,118	34,053
	Omega Healthcare Investors Inc.	5.200%	7/1/2030	9,548	9,716
[4]	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer	7.000%	2/1/2030	832	857
	Piedmont Operating Partnership LP	6.875%	7/15/2029	14,362	15,256
[10]	Praemia Healthcare SACA	0.875%	11/4/2029	3,000	3,259
	Prologis LP	3.875%	9/15/2028	299	299
[10]	Public Property Invest A/S	4.625%	3/12/2030	10,081	12,378
	Realty Income Corp.	3.200%	1/15/2027	5,079	5,050
	Realty Income Corp.	4.750%	2/15/2029	27,374	27,876
	Realty Income Corp.	4.000%	7/15/2029	9,132	9,110
	Realty Income Corp.	3.400%	1/15/2030	3,115	3,026
[10]	Realty Income Corp.	4.875%	7/6/2030	10,401	13,155
	Rexford Industrial Realty LP	5.000%	6/15/2028	10,363	10,542
	Sabra Health Care LP	3.900%	10/15/2029	23,782	23,281
	SBA Communications Corp.	3.875%	2/15/2027	5,925	5,883
	Service Properties Trust	5.500%	12/15/2027	3,830	3,800
[4]	Service Properties Trust	0.000%	9/30/2028	3,475	3,154
	Simon Property Group LP	4.300%	1/15/2031	23,680	23,619

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Store Capital LLC	4.500%	3/15/2028	4,764	4,780
	Sun Communities Operating LP	2.300%	11/1/2028	2,328	2,216
	UDR Inc.	3.200%	1/15/2030	4,445	4,275
	Ventas Realty LP	4.400%	1/15/2029	4,010	4,032
	Ventas Realty LP	3.000%	1/15/2030	4,201	3,998
	Welltower OP LLC	2.050%	1/15/2029	32,472	30,746
	Welltower OP LLC	4.125%	3/15/2029	14,964	15,003
	Welltower OP LLC	3.100%	1/15/2030	32,828	31,474
	Welltower OP LLC	4.500%	7/1/2030	31,850	32,152
	Weyerhaeuser Co.	6.950%	10/1/2027	3,417	3,573
[4]	XHR LP	4.875%	6/1/2029	495	489
[4]	XHR LP	6.625%	5/15/2030	528	546
					1,675,974
Technology (5.2%)
	Accenture Capital Inc.	4.050%	10/4/2029	28,163	28,250
	Applied Materials Inc.	4.800%	6/15/2029	17,083	17,527
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/2028	7,932	7,884
	Broadcom Inc.	5.050%	7/12/2027	27,006	27,483
	Broadcom Inc.	1.950%	2/15/2028	17,440	16,797
	Broadcom Inc.	4.750%	4/15/2029	21,786	22,193
	Broadcom Inc.	5.050%	7/12/2029	68,468	70,532
	Broadcom Inc.	4.350%	2/15/2030	64,251	64,629
	Broadcom Inc.	5.000%	4/15/2030	34,733	35,749
	Broadcom Inc.	4.200%	10/15/2030	20,690	20,625
	Broadcom Inc.	4.300%	1/15/2031	35,920	35,888
	Cadence Design Systems Inc.	4.300%	9/10/2029	25,466	25,621
[4]	Central Parent Inc. / CDK Global Inc.	7.250%	6/15/2029	1,837	1,406
[4]	Central Parent LLC / CDK Global II LLC / CDK Financing Co. Inc.	8.000%	6/15/2029	357	278
[4]	Cloud Software Group Inc.	6.500%	3/31/2029	3,508	3,486
[4]	Cloud Software Group Inc.	8.250%	6/30/2032	4,470	4,549
	Cotiviti Corp.	7.625%	5/1/2031	6,605	6,176
	Dell International LLC / EMC Corp.	6.100%	7/15/2027	6,455	6,621
	Dell International LLC / EMC Corp.	5.250%	2/1/2028	73,717	75,396
	Dell International LLC / EMC Corp.	4.750%	4/1/2028	34,120	34,599
	Dell International LLC / EMC Corp.	4.150%	2/15/2029	38,023	38,003
	Dell International LLC / EMC Corp.	5.300%	10/1/2029	57,754	59,563
	Dell International LLC / EMC Corp.	4.350%	2/1/2030	46,115	46,060
	Dell International LLC / EMC Corp.	5.000%	4/1/2030	51,506	52,694
	Dell International LLC / EMC Corp.	4.500%	2/15/2031	57,061	56,895
	DXC Technology Co.	1.800%	9/15/2026	17,774	17,528
	DXC Technology Co.	2.375%	9/15/2028	22,838	21,769
[4]	Ellucian Holdings Inc.	6.500%	12/1/2029	1,529	1,511
[4]	Foundry JV Holdco LLC	5.900%	1/25/2030	14,340	15,028
[4]	Foundry JV Holdco LLC	5.500%	1/25/2031	115,529	119,661
[4]	Foundry JV Holdco LLC	6.150%	1/25/2032	87,226	92,959
	Hewlett Packard Enterprise Co.	4.050%	9/15/2027	78,454	78,516
	Hewlett Packard Enterprise Co.	4.400%	9/25/2027	38,099	38,311
	Hewlett Packard Enterprise Co.	4.150%	9/15/2028	55,230	55,310
	Hewlett Packard Enterprise Co.	4.550%	10/15/2029	101,021	101,763
	Hewlett Packard Enterprise Co.	4.400%	10/15/2030	41,309	41,110
	HP Inc.	3.000%	6/17/2027	9,331	9,207
	HP Inc.	4.750%	1/15/2028	2,184	2,212
[4]	Imola Merger Corp.	4.750%	5/15/2029	5,435	5,352
	Intel Corp.	3.750%	3/25/2027	4,927	4,913
	Intel Corp.	3.750%	8/5/2027	93,435	93,046
	Intel Corp.	4.875%	2/10/2028	60,945	61,908
	Intel Corp.	2.450%	11/15/2029	105,362	98,626
	Intel Corp.	5.125%	2/10/2030	64,170	65,789
	Intel Corp.	3.900%	3/25/2030	30,902	30,318
[8]	International Business Machines Corp.	4.000%	2/3/2029	28,571	28,592
	International Business Machines Corp.	3.500%	5/15/2029	18,272	17,972
[8]	International Business Machines Corp.	4.300%	2/3/2031	31,986	31,968
	Jabil Inc.	4.200%	2/1/2029	19,200	19,193
[4]	Kioxia Holdings Corp.	6.250%	7/24/2030	1,000	1,034
	Leidos Inc.	4.375%	5/15/2030	4,780	4,774
	Microchip Technology Inc.	4.900%	3/15/2028	50,420	51,207
	Microchip Technology Inc.	5.050%	2/15/2030	39,595	40,492
	Motorola Solutions Inc.	4.850%	8/15/2030	47,700	48,614
	NXP BV / NXP Funding LLC	5.550%	12/1/2028	741	767

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	NXP BV / NXP Funding LLC / NXP USA Inc.	4.300%	8/19/2028	23,468	23,570
	NXP BV / NXP Funding LLC / NXP USA Inc.	4.300%	6/18/2029	12,781	12,808
	NXP BV / NXP Funding LLC / NXP USA Inc.	3.400%	5/1/2030	20,855	20,107
	Oracle Corp.	2.800%	4/1/2027	33,309	32,737
	Oracle Corp.	3.250%	11/15/2027	18,509	18,149
	Oracle Corp.	2.300%	3/25/2028	13,716	13,096
	Oracle Corp.	4.500%	5/6/2028	31,749	31,797
	Oracle Corp.	4.800%	8/3/2028	61,848	62,276
	Oracle Corp.	4.200%	9/27/2029	154,824	152,149
	Oracle Corp.	4.450%	9/26/2030	54,055	52,759
[4]	Rocket Software Inc.	9.000%	11/28/2028	5,015	5,007
	Roper Technologies Inc.	4.250%	9/15/2028	20,413	20,520
	Roper Technologies Inc.	4.450%	9/15/2030	27,250	27,306
	Skyworks Solutions Inc.	1.800%	6/1/2026	85,903	85,290
[4]	SS&C Technologies Inc.	5.500%	9/30/2027	9,270	9,262
	Synopsys Inc.	4.550%	4/1/2027	40,560	40,865
	Synopsys Inc.	4.650%	4/1/2028	26,770	27,113
	Synopsys Inc.	4.850%	4/1/2030	64,230	65,540
	Teledyne Technologies Inc.	2.250%	4/1/2028	17,091	16,488
[4]	UKG Inc.	6.875%	2/1/2031	6,760	6,756
	VMware LLC	3.900%	8/21/2027	27,425	27,462
	VMware LLC	1.800%	8/15/2028	60,692	57,513
	VMware LLC	4.700%	5/15/2030	37,251	37,891
	Western Digital Corp.	4.750%	2/15/2026	1,994	1,994
	Workday Inc.	3.500%	4/1/2027	38,584	38,388
	Workday Inc.	3.700%	4/1/2029	9,192	9,067
	X Corp.	9.500%	10/26/2029	5,385	5,568
					2,859,832
Utilities (6.1%)
	AEP Texas Inc.	5.450%	5/15/2029	25,785	26,751
	AES Corp.	5.450%	6/1/2028	14,173	14,548
	Alabama Power Co.	4.300%	3/15/2031	47,720	47,758
[4]	Alliant Energy Finance LLC	5.400%	6/6/2027	13,470	13,654
	Ameren Corp.	1.950%	3/15/2027	25,035	24,492
	Ameren Corp.	1.750%	3/15/2028	13,726	13,079
	Ameren Corp.	5.000%	1/15/2029	133,126	136,353
	American Electric Power Co. Inc.	5.750%	11/1/2027	16,374	16,840
	American Electric Power Co. Inc.	5.200%	1/15/2029	27,222	28,062
	American Electric Power Co. Inc.	5.800%	3/15/2056	19,080	19,078
	Arizona Public Service Co.	2.600%	8/15/2029	15,346	14,532
[11]	Ausgrid Finance Pty Ltd.	1.814%	2/5/2027	12,840	8,690
[11]	AusNet Services Holdings Pty Ltd.	4.400%	8/16/2027	16,360	11,329
[11]	AusNet Services Holdings Pty Ltd.	4.200%	8/21/2028	16,880	11,555
[4]	California Buyer Ltd. / Atlantica Sustainable Infrastructure plc	6.375%	2/15/2032	1,455	1,452
[4]	Calpine Corp.	4.500%	2/15/2028	3,489	3,488
	CenterPoint Energy Houston Electric LLC	5.200%	10/1/2028	19,364	19,973
	CenterPoint Energy Inc.	5.400%	6/1/2029	59,381	61,573
	CenterPoint Energy Inc.	2.950%	3/1/2030	9,423	8,940
[4]	Clearway Energy Operating LLC	4.750%	3/15/2028	5,720	5,708
	Comision Federal de Electricidad	5.700%	1/24/2030	34,634	35,285
	Constellation Energy Generation LLC	3.900%	1/8/2028	22,990	22,967
	Constellation Energy Generation LLC	4.400%	1/15/2031	20,870	20,821
	Consumers Energy Co.	4.600%	5/30/2029	26,094	26,549
	Consumers Energy Co.	4.500%	1/15/2031	19,050	19,248
	Dominion Energy Inc.	4.600%	5/15/2028	55,280	55,967
	Dominion Energy Inc.	4.250%	6/1/2028	1,489	1,496
	Dominion Energy Inc.	3.375%	4/1/2030	35,178	33,950
	Dominion Energy Inc.	5.000%	6/15/2030	35,970	36,902
	Dominion Energy Inc.	6.000%	2/15/2056	49,520	49,972
	DTE Electric Co.	2.250%	3/1/2030	15,004	13,952
	DTE Energy Co.	4.950%	7/1/2027	36,515	36,974
	DTE Energy Co.	4.875%	6/1/2028	52,317	53,236
	DTE Energy Co.	5.100%	3/1/2029	47,124	48,344
	DTE Energy Co.	3.400%	6/15/2029	21,648	21,087
	DTE Energy Co.	2.950%	3/1/2030	16,985	16,107
	DTE Energy Co.	5.200%	4/1/2030	28,105	28,993
	Duke Energy Carolinas LLC	6.000%	12/1/2028	184	194
	Duke Energy Corp.	5.000%	12/8/2027	18,310	18,656
	Duke Energy Corp.	4.300%	3/15/2028	23,559	23,718

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Corp.	3.400%	6/15/2029	12,786	12,513
	Duke Energy Corp.	2.450%	6/1/2030	29,406	27,305
[4]	Electricite de France SA	5.700%	5/23/2028	7,765	8,026
[4]	Electricite de France SA	4.500%	9/21/2028	15,235	15,354
[4]	Enel Finance International NV	4.125%	9/30/2028	21,890	21,887
	Entergy Corp.	1.900%	6/15/2028	10,033	9,550
	Entergy Corp.	2.800%	6/15/2030	37,099	34,782
	Essential Utilities Inc.	4.800%	8/15/2027	18,249	18,462
	Eversource Energy	2.900%	3/1/2027	40,266	39,781
	Eversource Energy	4.600%	7/1/2027	22,971	23,144
	Eversource Energy	5.450%	3/1/2028	38,897	39,925
	Exelon Corp.	5.150%	3/15/2028	63,836	65,285
	Exelon Corp.	5.150%	3/15/2029	22,838	23,503
	Exelon Corp.	4.050%	4/15/2030	53,023	52,540
	FirstEnergy Corp.	3.900%	7/15/2027	3,792	3,783
	FirstEnergy Corp.	2.650%	3/1/2030	32,747	30,621
	FirstEnergy Corp.	2.250%	9/1/2030	17,416	15,800
[4]	FirstEnergy Pennsylvania Electric Co.	5.200%	4/1/2028	13,726	14,024
[4]	FirstEnergy Pennsylvania Electric Co.	4.300%	1/15/2029	22,021	22,040
[4]	FirstEnergy Transmission LLC	2.866%	9/15/2028	52,930	51,345
	FirstEnergy Transmission LLC	4.550%	1/15/2030	13,435	13,510
[10]	Iberdrola International BV	1.450%	Perpetual	9,300	10,865
[4]	ITC Holdings Corp.	4.950%	9/22/2027	14,027	14,196
	ITC Holdings Corp.	3.350%	11/15/2027	23,036	22,813
[4]	Jersey Central Power & Light Co.	4.150%	1/15/2029	34,129	34,116
[4]	Jersey Central Power & Light Co.	4.400%	1/15/2031	29,930	29,835
[4]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/2028	9,160	9,171
	National Fuel Gas Co.	5.500%	3/15/2030	30,160	31,200
	National Grid plc	5.602%	6/12/2028	25,656	26,514
[11]	Network Finance Co. Pty Ltd.	2.579%	10/3/2028	32,030	20,938
	Nevada Power Co.	6.250%	5/15/2055	3,503	3,537
	NextEra Energy Capital Holdings Inc.	1.875%	1/15/2027	19,793	19,435
	NextEra Energy Capital Holdings Inc.	4.625%	7/15/2027	27,526	27,806
	NextEra Energy Capital Holdings Inc.	4.685%	9/1/2027	37,270	37,691
	NextEra Energy Capital Holdings Inc.	4.850%	2/4/2028	22,110	22,507
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/2030	26,205	24,112
	NextEra Energy Capital Holdings Inc.	6.375%	8/15/2055	20,199	20,874
	NiSource Inc.	5.250%	3/30/2028	35,583	36,474
	NiSource Inc.	5.200%	7/1/2029	63,576	65,565
	NiSource Inc.	3.600%	5/1/2030	5,236	5,102
[4]	NRG Energy Inc.	5.750%	7/15/2029	810	813
	OGE Energy Corp.	5.450%	5/15/2029	12,112	12,543
[4]	Ohio Edison Co.	4.950%	12/15/2029	47,620	48,667
	Oklahoma Gas & Electric Co.	3.300%	3/15/2030	6,853	6,609
	Oklahoma Gas & Electric Co.	3.250%	4/1/2030	7,083	6,815
	Oncor Electric Delivery Co. LLC	4.300%	5/15/2028	41,014	41,327
	Oncor Electric Delivery Co. LLC	4.650%	11/1/2029	18,225	18,553
	Pacific Gas & Electric Co.	2.100%	8/1/2027	12,357	12,003
	Pacific Gas & Electric Co.	5.550%	5/15/2029	63,575	65,700
[4]	Pattern Energy Operations LP / Pattern Energy Operations Inc.	4.500%	8/15/2028	6,646	6,580
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.125%	5/15/2027	23,436	23,364
	PG&E Recovery Funding LLC	5.045%	7/15/2034	16,913	17,085
	Pinnacle West Capital Corp.	4.900%	5/15/2028	5,860	5,968
	Pinnacle West Capital Corp.	5.150%	5/15/2030	14,320	14,745
	PPL Capital Funding Inc.	4.125%	4/15/2030	29,537	29,293
[4]	PSEG Power LLC	5.200%	5/15/2030	32,240	33,084
	Public Service Electric & Gas Co.	2.450%	1/15/2030	9,920	9,316
	Public Service Electric & Gas Co.	4.200%	1/1/2031	33,080	32,988
	Public Service Enterprise Group Inc.	5.850%	11/15/2027	56,456	58,175
	Public Service Enterprise Group Inc.	5.875%	10/15/2028	54,824	57,234
	Public Service Enterprise Group Inc.	5.200%	4/1/2029	34,266	35,253
	Public Service Enterprise Group Inc.	4.900%	3/15/2030	27,289	27,914
	Public Service Enterprise Group Inc.	1.600%	8/15/2030	68,862	61,077
[4]	Rayburn Country Securitization LLC	2.307%	12/1/2032	6,232	5,934
	Sempra	6.625%	4/1/2055	12,236	12,413
	Southern California Edison Co.	4.875%	2/1/2027	45,067	45,411
	Southern California Edison Co.	5.300%	3/1/2028	19,895	20,356
	Southern California Edison Co.	5.650%	10/1/2028	20,171	20,888
	Southern Co Gas Capital Corp.	4.050%	9/15/2028	20,135	20,145
	Southern Co.	5.113%	8/1/2027	46,580	47,295

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Southern Co.	1.750%	3/15/2028	884	845
	Southern Co.	4.850%	6/15/2028	45,741	46,570
	Southern Co.	3.700%	4/30/2030	14,622	14,273
	Southern Power Co.	4.250%	10/1/2030	24,950	24,887
	Southwestern Electric Power Co.	4.100%	9/15/2028	15,529	15,529
[13]	SW Finance I plc	6.640%	3/31/2026	6,180	8,463
[13]	SW Finance I plc	1.625%	3/30/2027	8,443	11,091
[13]	SW Finance I plc	7.750%	10/31/2031	14,700	21,488
	Tampa Electric Co.	4.900%	3/1/2029	27,175	27,799
	Union Electric Co.	2.950%	3/15/2030	12,430	11,845
[10]	Veolia Environnement SA	1.625%	Perpetual	1,700	2,000
[11]	Victoria Power Networks Finance Pty Ltd.	2.132%	4/21/2028	13,800	9,058
[4]	Vistra Operations Co. LLC	5.050%	12/30/2026	8,876	8,955
[4]	Vistra Operations Co. LLC	4.300%	10/15/2028	15,840	15,843
[4]	Vistra Operations Co. LLC	4.600%	10/15/2030	14,300	14,249
	WEC Energy Group Inc.	5.150%	10/1/2027	22,952	23,365
	WEC Energy Group Inc.	1.375%	10/15/2027	18,216	17,465
	WEC Energy Group Inc.	4.750%	1/15/2028	39,854	40,486
	Wisconsin Electric Power Co.	3.950%	3/1/2029	14,470	14,459
	Wisconsin Electric Power Co.	4.150%	10/15/2030	23,850	23,777
	Wisconsin Public Service Corp.	4.250%	1/15/2031	23,870	23,844
	Xcel Energy Inc.	1.750%	3/15/2027	29,990	29,249
	Xcel Energy Inc.	4.000%	6/15/2028	27,459	27,472
	Xcel Energy Inc.	2.600%	12/1/2029	4,557	4,297
[4]	XPLR Infrastructure Operating Partners LP	4.500%	9/15/2027	3,752	3,718
[4]	XPLR Infrastructure Operating Partners LP	7.250%	1/15/2029	1,000	1,031
[4]	XPLR Infrastructure Operating Partners LP	8.375%	1/15/2031	565	593
[13]	Yorkshire Water Finance plc	1.750%	11/26/2026	12,105	16,202
					3,314,605
Total Corporate Bonds (Cost $43,216,503)					43,961,702
Floating Rate Loan Interests (0.4%)
[6]	American Airlines Inc. Term Loan B, TSFR3M + 3.250%	6.918%	5/28/2032	1,429	1,431
[6]	American Airlines Inc. Term Loan, TSFR3M + 2.250%	5.918%	4/20/2028	2,717	2,711
[6]	Asurion LLC Term Loan B-11, TSFR1M + 4.250%	8.022%	8/19/2028	1,877	1,877
[6]	Asurion LLC Term Loan B-13, TSFR1M + 4.250%	7.922%	9/19/2030	1,622	1,625
[6]	Athenahealth Group Inc. Term Loan B, TSFR1M + 2.750%	6.422%	2/15/2029	2,576	2,538
[6]	Barnes Group Inc. Term Loan B, TSFR1M + 2.500%	6.172%	1/27/2032	3,620	3,615
[6]	Bausch & Lomb Corp. Term Loan, TSFR1M + 3.750%	7.422%	1/15/2031	11,299	11,362
[6]	Beach Acquisition Bidco LLC Term Loan B, TSFR3M + 3.250%	6.922%	9/12/2032	1,185	1,188
[6]	Belron Finance 2019 LLC Term Loan B, TSFR3M + 2.250%	6.120%	10/16/2031	4,957	4,964
[6,15]	Betclic Everest Group	—%	12/10/2031	240	240
[6,15]	BioMarin Pharmaceutical Inc.	—%	1/28/2033	200	200
[6]	Boots Group Bidco Ltd. Term Loan, TSFR3M + 3.500%	7.206%	8/30/2032	700	702
[6]	Champ Acquisition Corp. Term Loan B, TSFR1M + 3.250%	6.922%	11/25/2031	473	471
[6]	Clarios Global LP Term Loan B, TSFR1M + 2.500%	6.172%	5/6/2030	2,980	2,978
[6]	Clarios Global LP Term Loan B, TSFR1M + 2.750%	6.422%	1/28/2032	11,641	11,648
[6]	Clydesdale Acquisition Holdings Inc. Term Loan B, TSFR1M + 3.250%	6.922%	4/1/2032	29	29
[6]	CompoSecure Holdings LLC Term Loan, TSFR1M + 2.250%	5.928%	1/14/2033	480	479
[6]	Cotiviti Corp. Term Loan, TSFR1M + 2.750%	6.450%	3/26/2032	2,751	2,533
[6]	Dayforce Inc. Term Loan, TSFR3M + 3.000%	6.661%	8/20/2032	6,065	5,844
[6]	Endo Luxembourg Finance Co. I Sarl Term Loan, TSFR1M + 3.750%	7.422%	4/23/2031	8,015	8,014
[6]	First Student Bidco Inc. Term Loan B, TSFR3M + 2.500%	6.172%	8/15/2030	907	905
[6]	First Student Bidco Inc. Term Loan C, TSFR3M + 2.500%	6.172%	8/15/2030	166	166
[6]	Froneri Lux Finco Sarl Term Loan B-6, TSFR6M + 2.250%	5.877%	9/30/2032	1,385	1,380
[6,15]	Graham Packaging Co. Inc.	—%	1/26/2033	675	674
[6]	Gryphon Acquire Newco LLC Term Loan B, TSFR6M + 3.000%	6.854%	9/13/2032	6,265	6,226
[6,15]	Hologic Inc.	—%	1/14/2033	4,345	4,310
[6]	Lavender Dutch BorrowerCo BV Term Loan, TSFR3M + 3.250%	6.935%	12/30/2032	2,955	2,964
[6]	LifePoint Health Inc. Term Loan B-1, TSFR3M + 3.500%	7.152%	5/19/2031	3,802	3,789
[6]	Light & Wonder International Inc. Term Loan B, TSFR1M + 2.000%	5.671%	4/16/2029	580	570
[6]	McAfee LLC Term Loan B, TSFR1M + 3.000%	6.672%	3/1/2029	3,993	3,459
[6,15]	Men's Wearhouse Inc.	—%	1/22/2031	190	190
[6]	Opal Bidco SAS Term Loan B-4, TSFR3M + 3.000%	6.686%	4/28/2032	11,352	11,357
[6]	Orion US Finco Inc. Term Loan, TSFR3M + 3.500%	7.150%	10/8/2032	6,210	6,207
[6]	Qnity Electronics Inc. Term Loan B, TSFR6M + 2.000%	5.804%	11/1/2032	995	999
[6]	Rocket Software Inc. Term Loan B, TSFR1M + 3.750%	7.422%	11/28/2028	1,214	1,157
[6]	Sazerac Co. Inc. Term Loan B, TSFR1M + 2.000%	5.680%	7/9/2032	7,551	7,534
[6]	Sedgwick Claims Management Services Inc. Term Loan B, TSFR1M + 2.500%	6.172%	7/31/2031	2,845	2,831

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Setanta Aircraft Leasing DAC Term Loan B, TSFR3M + 1.750%	5.422%	11/5/2028	12,940	12,985
[6]	SS&C Technologies Inc. Term Loan B-8, TSFR1M + 2.000%	5.672%	5/9/2031	1,058	1,057
[6]	TK Elevator Midco GmbH Term Loan B, TSFR6M + 2.750%	6.377%	4/30/2030	1,677	1,679
[6,15]	TransDigm Inc.	—%	1/19/2032	290	290
[6]	TransDigm Inc. Term Loan M, TSFR1M + 2.500%	6.172%	8/19/2032	9,360	9,353
[6]	Truist Insurance Holdings LLC Term Loan, TSFR3M + 4.750%	8.422%	5/6/2032	11,259	11,288
[6,15]	Versant Media Group Inc.	—%	1/30/2031	480	479
[6]	Western Digital Corp. Term Loan A-3, TSFR1M + 1.500%	5.272%	1/7/2027	60,165	60,215
[6]	X Corp. Term Loan, TSFR3M + 6.500%	3.667%	10/26/2029	1,132	1,130
Total Floating Rate Loan Interests (Cost $217,951)					217,643
Sovereign Bonds (3.7%)
[10]	Arab Republic of Egypt	4.750%	4/16/2026	3,320	3,930
	Baiterek National Managing Holding JSC	5.450%	5/8/2028	15,200	15,475
	Banque Ouest Africaine de Developpement	5.000%	7/27/2027	7,934	7,931
	Corp. Andina de Fomento	4.750%	4/1/2026	18,316	18,337
	Corp. Financiera de Desarrollo SA	2.400%	9/28/2027	21,943	21,306
	Dominican Republic	6.000%	7/19/2028	4,548	4,662
	Dominican Republic	5.500%	2/22/2029	10,912	11,077
	Dominican Republic	4.500%	1/30/2030	2,538	2,478
	Eagle Funding Luxco Sarl	5.500%	8/17/2030	166,612	169,196
	Fondo MIVIVIENDA SA	4.625%	4/12/2027	10,431	10,476
	Kingdom of Jordan	7.500%	1/13/2029	15,305	16,075
	Kingdom of Morocco	2.375%	12/15/2027	19,203	18,488
[4]	Kingdom of Saudi Arabia	5.125%	1/13/2028	105,874	107,862
	Kingdom of Saudi Arabia	5.125%	1/13/2028	132,327	134,768
[4]	Korea Electric Power Corp.	5.375%	7/31/2026	36,562	36,806
[4]	Korea National Oil Corp.	4.125%	9/30/2027	29,148	29,199
[4]	KSA Sukuk Ltd.	5.250%	6/4/2027	142,822	145,008
	KSA Sukuk Ltd.	5.250%	6/4/2027	16,459	16,708
	KSA Sukuk Ltd.	4.303%	1/19/2029	4,752	4,757
	Magyar Export-Import Bank Zrt	6.125%	12/4/2027	17,902	18,405
	MFB Magyar Fejlesztesi Bank Zrt	6.500%	6/29/2028	9,100	9,478
[4]	Perusahaan Penerbit SBSN Indonesia III	5.000%	5/25/2030	22,773	23,310
[4]	Perusahaan Penerbit SBSN Indonesia III	4.500%	12/1/2030	23,835	23,770
[10]	Republic of Chile	0.100%	1/26/2027	2,734	3,166
	Republic of Chile	2.750%	1/31/2027	23,729	23,403
	Republic of Chile	3.240%	2/6/2028	5,042	4,959
	Republic of Chile	4.850%	1/22/2029	31,315	31,949
[10]	Republic of Chile	1.440%	2/1/2029	4,700	5,361
	Republic of Hungary	6.125%	5/22/2028	53,932	55,929
	Republic of Kazakhstan	4.412%	10/28/2030	3,850	3,809
[10]	Republic of Korea	0.000%	10/15/2026	8,299	9,673
	Republic of Paraguay	5.000%	4/15/2026	5,117	5,122
[5]	Republic of Paraguay	4.950%	4/28/2031	7,047	7,102
	Republic of Peru	2.844%	6/20/2030	32,556	30,696
	Republic of Peru	2.783%	1/23/2031	67,669	62,455
	Republic of Poland	4.875%	2/12/2030	37,034	38,053
[10]	Republic of Serbia	3.125%	5/15/2027	41,997	49,679
[10]	Republic of Serbia	1.000%	9/23/2028	4,814	5,360
[10]	Republic of Serbia	1.500%	6/26/2029	17,439	19,269
	Republic of Serbia	2.125%	12/1/2030	13,725	12,089
	Republic of South Africa	4.300%	10/12/2028	6,696	6,629
	Republic of South Africa	4.850%	9/30/2029	70,857	70,673
	Republic of Uzbekistan	7.850%	10/12/2028	22,111	23,698
	Republic of Uzbekistan	5.375%	2/20/2029	760	767
[4,10]	Republic of Uzbekistan	5.100%	2/25/2029	9,297	11,388
[16]	Republic of Zambia, 7.500% coupon rate effective 6/30/2031	5.750%	6/30/2033	6,717	6,585
	Sharjah Sukuk Program Ltd.	3.854%	4/3/2026	15,258	15,230
[10]	State of Israel	1.500%	1/16/2029	3,434	3,898
	State of Israel	5.375%	3/12/2029	33,584	34,485
	State of Israel	2.500%	1/15/2030	21,246	19,725
	State of Israel	5.375%	2/19/2030	39,011	40,257
	State of Israel	2.750%	7/3/2030	7,031	6,537
	State of Israel	4.500%	1/13/2031	29,526	29,368
	Sultanate of Oman	4.750%	6/15/2026	52,232	52,279
	United Mexican States	5.000%	5/7/2029	37,170	37,676
[10]	United Mexican States	3.500%	9/19/2029	42,930	50,864
	United Mexican States	6.000%	5/13/2030	17,637	18,405
	United Mexican States	4.750%	3/22/2031	201,021	198,368

Short-Term Investment-Grade Fund
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United Mexican States		2.659%	5/24/2031	19,495	17,350
	United Mexican States		4.750%	4/27/2032	14,631	14,230
	United Mexican States		5.850%	7/2/2032	140,657	144,131
Total Sovereign Bonds (Cost $1,984,582)						2,020,119
Taxable Municipal Bonds (0.1%)
[17]	New Jersey Economic Development Authority Appropriations Revenue		7.425%	2/15/2029	9,428	9,827
	New York Transportation Development Corp. Miscellaneous Revenue		4.248%	9/1/2035	2,230	2,202
	State Board of Administration Finance Corp. Miscellaneous Revenue		1.705%	7/1/2027	21,215	20,586
Total Taxable Municipal Bonds (Cost $33,006)						32,615
					Shares
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[18]	Vanguard Market Liquidity Fund (Cost $390,327)		3.704%		3,903,276	390,328
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Put Swaptions
	5-Year CDX-NA-IG-S45-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/15/2026	0.550%	616,970	749
	5-Year CDX-NA-IG-S45-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/15/2026	0.550%	616,970	749

Short-Term Investment-Grade Fund
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
5-Year CDX-NA-IG-S45-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/15/2026	0.550%	1,233,110	1,498
Total Options Purchased (Cost $3,775)					2,996
Total Investments (99.9%) (Cost $53,737,379)					54,540,799
Other Assets and Liabilities—Net (0.1%)					78,866
Net Assets (100%)					54,619,665
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $35,973 have been segregated as collateral for open forward currency contracts.
2	Securities with a value of $24,223 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $26,533 have been segregated as initial margin for open futures contracts.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2026, the aggregate value was $6,982,272, representing 12.8% of net assets.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Security value determined using significant unobservable inputs.
8	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2026.
9	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
10	Face amount denominated in euro.
11	Face amount denominated in Australian dollars.
12	Guaranteed by the Republic of Azerbaijan.
13	Face amount denominated in British pounds.
14	Non-income-producing security—security in default.
15	Represents an unsettled loan as of January 31, 2026. The coupon rate is not known until the settlement date.
16	Step bond.
17	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
18	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3M—3-month.
ABS—Asset-Backed Security.
ARM—Adjustable Rate Mortgage.
CLO—Collateralized Loan Obligation.
DAC—Designated Activity Company.
GSI—Goldman Sachs International.
REIT—Real Estate Investment Trust.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
TSFR6M—CME Term Secured Overnight Financing Rate 6-Month.

Short-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Put Swaptions
5-Year CDX-NA-IG-S45-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	4/15/2026	0.700%	616,970	(346)
5-Year CDX-NA-IG-S45-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	4/15/2026	0.700%	616,970	(346)
5-Year CDX-NA-IG-S45-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	4/15/2026	0.700%	1,233,110	(691)
Total Options Written (Premiums Received $1,664)					(1,383)
GSI—Goldman Sachs International.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2026	4,536	945,721	184
5-Year U.S. Treasury Note	March 2026	9,255	1,008,144	(11)
				173

Short Futures Contracts
10-Year Japanese Government Bond	March 2026	(77)	(65,482)	950
10-Year U.S. Treasury Note	March 2026	(3,751)	(419,467)	3,492
AUD 3-Year Treasury Bond	March 2026	(1,028)	(75,007)	51
Euro-Bobl	March 2026	(2,080)	(287,505)	(32)
Euro-Schatz	March 2026	(814)	(103,150)	(52)
Long Gilt	March 2026	(202)	(25,112)	(64)
Long U.S. Treasury Bond	March 2026	(7)	(806)	12
Ultra 10-Year U.S. Treasury Note	March 2026	(32)	(3,653)	53
				4,410
				4,583

Forward Currency Contracts
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
			Receive		Deliver
JPMorgan Chase Bank, N.A.	3/18/2026	EUR	24,663	USD	28,886	415	—
UBS AG	3/18/2026	EUR	22,860	USD	26,833	326	—
State Street Bank & Trust Co.	3/18/2026	EUR	22,135	USD	26,545	—	(247)
State Street Bank & Trust Co.	3/18/2026	EUR	13,937	USD	16,302	256	—
Toronto-Dominion Bank	3/18/2026	EUR	3,014	USD	3,547	35	—
State Street Bank & Trust Co.	3/18/2026	GBP	2,111	USD	2,809	80	—
Wells Fargo Bank N.A.	3/18/2026	JPY	667,534	USD	4,338	—	(8)
UBS AG	3/18/2026	JPY	227,639	USD	1,475	2	—
Toronto-Dominion Bank	3/18/2026	USD	211,855	AUD	320,105	—	(11,022)
State Street Bank & Trust Co.	3/18/2026	USD	4,414	AUD	6,648	—	(215)
Toronto-Dominion Bank	3/18/2026	USD	706,537	EUR	604,111	—	(11,199)
State Street Bank & Trust Co.	3/18/2026	USD	31,663	EUR	26,389	311	—
State Street Bank & Trust Co.	3/18/2026	USD	24,176	EUR	20,561	—	(253)
JPMorgan Chase Bank, N.A.	3/18/2026	USD	11,031	EUR	9,393	—	(130)
UBS AG	3/18/2026	USD	4,730	EUR	4,034	—	(62)
Toronto-Dominion Bank	3/18/2026	USD	176,234	GBP	132,411	—	(4,939)

Short-Term Investment-Grade Fund
Forward Currency Contracts (continued)
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
			Receive		Deliver
State Street Bank & Trust Co.	3/18/2026	USD	19,306	GBP	14,329	—	(301)
Wells Fargo Bank N.A.	3/18/2026	USD	1,761	GBP	1,316	—	(41)
						1,425	(28,417)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.
At January 31, 2026, the counterparties had deposited in segregated accounts securities with a value of $2,091 in connection with open forward currency contracts.
Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
Republic of Chile	12/21/2030	USD	1,445	1.000	41	10
Republic of Indonesia	12/21/2030	USD	37,968	1.000	440	52
					481	62
1 Periodic premium received/(paid) quarterly.
USD—U.S. dollar.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
12/22/2026	N/A	850,000	3.432[1]	(3.690)[2]	(892)	(892)
12/22/2027	N/A	425,000	3.690[3]	(3.278)[4]	984	984
1/30/2036	N/A	128,600	3.790[4]	(3.680)[3]	1	2
1/30/2036	N/A	61,070	3.680[3]	(3.550)[4]	1,620	1,620
1/30/2036	N/A	61,070	3.549[4]	(3.680)[3]	(1,625)	(1,625)
					88	89
1	Interest payment received/(paid) at maturity.
2	Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/(paid) at maturity.
3	Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/(paid) annually.
4	Interest payment received/(paid) annually.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Statement of Assets and Liabilities
As of January 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $53,347,052)	54,150,471
Affiliated Issuers (Cost $390,327)	390,328
Total Investments in Securities	54,540,799
Investment in Vanguard	1,281
Foreign Currency, at Value (Cost $12,456)	12,698
Receivables for Investment Securities Sold	33,430
Receivables for Accrued Income	608,108
Receivables for Capital Shares Issued	41,624
Variation Margin Receivable—Futures Contracts	473
Unrealized Appreciation—Forward Currency Contracts	1,425
Other Assets	680
Total Assets	55,240,518
Liabilities
Due to Custodian	808
Payables for Investment Securities Purchased	474,081
Payables for Capital Shares Redeemed	83,969
Payables for Distributions	29,951
Payables to Vanguard	2,178
Options Written, at Value (Premiums Received $1,664)	1,383
Unrealized Depreciation—Forward Currency Contracts	28,417
Variation Margin Payable—Centrally Cleared Swap Contracts	66
Total Liabilities	620,853
Net Assets	54,619,665
At January 31, 2026, net assets consisted of:

Paid-in Capital	57,373,653
Total Distributable Earnings (Loss)	(2,753,988)
Net Assets	54,619,665

Investor Shares—Net Assets
Applicable to 285,689,157 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,006,289
Net Asset Value Per Share—Investor Shares	$10.52

Admiral™ Shares—Net Assets
Applicable to 3,665,161,178 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	38,568,282
Net Asset Value Per Share—Admiral Shares	$10.52

Institutional Shares—Net Assets
Applicable to 1,239,682,239 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,045,094
Net Asset Value Per Share—Institutional Shares	$10.52

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Statement of Operations

Year Ended January 31, 2026
($000)
Investment Income
Income
Interest[1]	2,488,507
Total Income	2,488,507
Expenses
The Vanguard Group—Note C
Investment Advisory Services	10,060
Management and Administrative—Investor Shares	5,910
Management and Administrative—Admiral Shares	24,058
Management and Administrative—Institutional Shares	5,777
Marketing and Distribution—Investor Shares	166
Marketing and Distribution—Admiral Shares	2,088
Marketing and Distribution—Institutional Shares	472
Custodian Fees	270
Auditing Fees	49
Shareholders’ Reports and Proxy Fees—Investor Shares	49
Shareholders’ Reports and Proxy Fees—Admiral Shares	256
Shareholders’ Reports and Proxy Fees—Institutional Shares	26
Trustees’ Fees and Expenses	32
Other Expenses	24
Total Expenses	49,237
Net Investment Income	2,439,270
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	111,013
Futures Contracts	(10,794)
Options Purchased	1,725
Options Written	5,935
Swap Contracts	25,474
Forward Currency Contracts	(111,740)
Foreign Currencies	177
Realized Net Gain (Loss)	21,790
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,039,017
Floating Rate Loan Commitments	(1)
Futures Contracts	(5,967)
Options Purchased	(596)
Options Written	(94)
Swap Contracts	(8,415)
Forward Currency Contracts	(34,978)
Foreign Currencies	1,068
Change in Unrealized Appreciation (Depreciation)	990,034
Net Increase (Decrease) in Net Assets Resulting from Operations	3,451,094
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $13,956, $115, and less than $1, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $16,411 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,439,270	2,261,606
Realized Net Gain (Loss)	21,790	(398,792)
Change in Unrealized Appreciation (Depreciation)	990,034	900,364
Net Increase (Decrease) in Net Assets Resulting from Operations	3,451,094	2,763,178
Distributions
Investor Shares	(153,544)	(254,567)
Admiral Shares	(1,737,880)	(1,556,883)
Institutional Shares	(579,143)	(495,738)
Total Distributions	(2,470,567)	(2,307,188)
Capital Share Transactions
Investor Shares	(3,198,767)	(232,921)
Admiral Shares	1,308,972	(1,239,301)
Institutional Shares	602,827	2,256,852
Net Increase (Decrease) from Capital Share Transactions	(1,286,968)	784,630
Total Increase (Decrease)	(306,441)	1,240,620
Net Assets
Beginning of Period	54,926,106	53,685,486
End of Period	54,619,665	54,926,106

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$10.33	$10.24	$10.09	$10.63	$11.02
Investment Operations
Net Investment Income[1]	.467	.416	.314	.194	.161
Net Realized and Unrealized Gain (Loss) on Investments	.196	.098	.159	(.534)	(.341)
Total from Investment Operations	.663	.514	.473	(.340)	(.180)
Distributions
Dividends from Net Investment Income	(.473)	(.424)	(.323)	(.200)	(.171)
Distributions from Realized Capital Gains	—	—	—	—	(.039)
Total Distributions	(.473)	(.424)	(.323)	(.200)	(.210)
Net Asset Value, End of Period	$10.52	$10.33	$10.24	$10.09	$10.63
Total Return[2]	6.54%	5.12%	4.79%	-3.18%	-1.66%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,006	$6,139	$6,322	$6,532	$8,400
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%[3]	0.20%[3]	0.20%[3]	0.20%
Ratio of Net Investment Income to Average Net Assets	4.48%	4.05%	3.13%	1.92%	1.47%
Portfolio Turnover Rate	73%[4]	75%[5]	70%[5]	77%[5]	65%[5]
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
5	Includes 2%, 3%, 11%, and 3%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$10.33	$10.24	$10.09	$10.63	$11.02
Investment Operations
Net Investment Income[1]	.478	.426	.323	.204	.171
Net Realized and Unrealized Gain (Loss) on Investments	.196	.099	.160	(.534)	(.341)
Total from Investment Operations	.674	.525	.483	(.330)	(.170)
Distributions
Dividends from Net Investment Income	(.484)	(.435)	(.333)	(.210)	(.181)
Distributions from Realized Capital Gains	—	—	—	—	(.039)
Total Distributions	(.484)	(.435)	(.333)	(.210)	(.220)
Net Asset Value, End of Period	$10.52	$10.33	$10.24	$10.09	$10.63
Total Return[2]	6.65%	5.23%	4.90%	-3.09%	-1.56%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38,568	$36,573	$37,509	$41,848	$54,200
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%[3]	0.10%[3]	0.10%[3]	0.10%
Ratio of Net Investment Income to Average Net Assets	4.58%	4.15%	3.22%	2.01%	1.57%
Portfolio Turnover Rate	73%[4]	75%[5]	70%[5]	77%[5]	65%[5]
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
5	Includes 2%, 3%, 11%, and 3%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$10.33	$10.24	$10.09	$10.63	$11.02
Investment Operations
Net Investment Income[1]	.480	.430	.326	.207	.175
Net Realized and Unrealized Gain (Loss) on Investments	.197	.098	.160	(.534)	(.341)
Total from Investment Operations	.677	.528	.486	(.327)	(.166)
Distributions
Dividends from Net Investment Income	(.487)	(.438)	(.336)	(.213)	(.185)
Distributions from Realized Capital Gains	—	—	—	—	(.039)
Total Distributions	(.487)	(.438)	(.336)	(.213)	(.224)
Net Asset Value, End of Period	$10.52	$10.33	$10.24	$10.09	$10.63
Total Return	6.67%	5.26%	4.93%	-3.06%	-1.53%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,045	$12,215	$9,855	$11,531	$14,101
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%[2]	0.07%[2]	0.07%[2]	0.07%
Ratio of Net Investment Income to Average Net Assets	4.60%	4.18%	3.25%	2.05%	1.60%
Portfolio Turnover Rate	73%[3]	75%[4]	70%[4]	77%[4]	65%[4]
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
4	Includes 2%, 3%, 11%, and 3%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Notes to Financial Statements
Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. The fund may sell a TBA that it does not hold (Sales Commitments) to manage portfolio risks while giving the fund more flexibility. The settlement date of a Sales Commitment is not set, and the positions can be increased or decreased to ensure appropriate hedging ratios for the fund and may be offset by entering into an equal amount of TBA purchases. When the fund is a buyer of TBA transactions, it maintains cash, short-term investments, or Treasuries in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price on a predetermined date. The fund forgoes principal and interest paid on the securities sold. In exchange for the forgone principal and interest paid, the fund is compensated by investing the proceeds of the sale, typically in high-quality short-term fixed income securities, and earning interest on such investments. Further the fund receives a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell substantially similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund’s right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies depending on whether the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
6. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is

Short-Term Investment-Grade Fund
mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2026, the fund’s average value of investments in options purchased and options written represented less than 1% of net assets, based on the average market values at each quarter-end during the period. The fund had no open options contracts on futures at January 31, 2026.
7. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2026, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
8. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2026, the fund’s average investments in long and short futures contracts represented 4% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
9. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency

Short-Term Investment-Grade Fund
contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2026, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.
10. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. The fund enters into inflation swap transactions to transfer inflation risk from one party to another through an exchange of cash flows. Under the terms of the swap, one party pays a fixed rate applied to a notional amount. In return, the other party pays a floating rate linked to an inflation index.
The fund enters into centrally cleared credit default and interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2026, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 5% of net assets, based on the average of notional amounts at each quarter-end during the period.

Short-Term Investment-Grade Fund
11. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
12. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
13. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
14. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Capital Management, LLC.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2026, the fund had contributed to Vanguard capital in the amount of $1,281,000, representing less than 0.01% of the fund’s net assets and 0.51% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Short-Term Investment-Grade Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	4,412,391	—	4,412,391
Asset-Backed/Commercial Mortgage-Backed Securities	—	3,487,395	15,610	3,503,005
Corporate Bonds	—	43,961,701	1	43,961,702
Floating Rate Loan Interests	—	217,643	—	217,643
Sovereign Bonds	—	2,020,119	—	2,020,119
Taxable Municipal Bonds	—	32,615	—	32,615
Temporary Cash Investments	390,328	—	—	390,328
Options Purchased	—	2,996	—	2,996
Total	390,328	54,134,860	15,611	54,540,799
Derivative Financial Instruments
Assets
Futures Contracts[1]	4,742	—	—	4,742
Forward Currency Contracts	—	1,425	—	1,425
Swap Contracts[1]	—	2,668	—	2,668
Total	4,742	4,093	—	8,835
Liabilities
Options Written	—	(1,383)	—	(1,383)
Futures Contracts[1]	(159)	—	—	(159)
Forward Currency Contracts	—	(28,417)	—	(28,417)
Swap Contracts[1]	—	(2,517)	—	(2,517)
Total	(159)	(32,317)	—	(32,476)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At January 31, 2026, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	—	—	2,996	2,996
Unrealized Appreciation—Futures Contracts[1]	4,742	—	—	4,742
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	2,606	—	62	2,668
Unrealized Appreciation—Forward Currency Contracts	—	1,425	—	1,425
Total Assets	7,348	1,425	3,058	11,831

Options Written, at Value	—	—	(1,383)	(1,383)
Unrealized Depreciation—Futures Contracts[1]	(159)	—	—	(159)
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	(2,517)	—	—	(2,517)
Unrealized Depreciation—Forward Currency Contracts	—	(28,417)	—	(28,417)
Total Liabilities	(2,676)	(28,417)	(1,383)	(32,476)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Short-Term Investment-Grade Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2026, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(10,794)	—	—	(10,794)
Options Purchased	(4,996)	—	6,721	1,725
Options Written	4,917	—	1,018	5,935
Swap Contracts	(1,678)	—	27,152	25,474
Forward Currency Contracts	—	(111,740)	—	(111,740)
Realized Net Gain (Loss) on Derivatives	(12,551)	(111,740)	34,891	(89,400)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(5,967)	—	—	(5,967)
Options Purchased	—	—	(596)	(596)
Options Written	—	—	(94)	(94)
Swap Contracts	1,106	—	(9,521)	(8,415)
Forward Currency Contracts	—	(34,978)	—	(34,978)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(4,861)	(34,978)	(10,211)	(50,050)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	16,366
Total Distributable Earnings (Loss)	(16,366)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, the recognition of gain or loss from foreign currency hedges, and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	49,647
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	751,364
Capital Loss Carryforwards	(3,525,048)
Qualified Late-Year Losses	—
Other Temporary Differences	(29,951)
Total	(2,753,988)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	2,470,567	2,307,188
Long-Term Capital Gains	—	—
Total	2,470,567	2,307,188
*	Includes short-term capital gains, if any.

Short-Term Investment-Grade Fund
As of January 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	53,788,208
Gross Unrealized Appreciation	854,474
Gross Unrealized Depreciation	(103,110)
Net Unrealized Appreciation (Depreciation)	751,364
G.	During the year ended January 31, 2026, the fund purchased $22,822,607,000 of investment securities and sold $21,084,616,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $17,328,537,000 and $17,646,896,000, respectively. In addition, the fund purchased and sold investment securities of $0 and $2,742,217,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	468,405	44,837	448,347	43,563
Issued in Lieu of Cash Distributions	136,359	13,032	241,323	23,478
Redeemed	(3,803,531)	(366,443)	(922,591)	(89,872)
Net Increase (Decrease)—Investor Shares	(3,198,767)	(308,574)	(232,921)	(22,831)
Admiral Shares
Issued	7,372,712	704,976	6,836,738	665,471
Issued in Lieu of Cash Distributions	1,432,753	136,820	1,278,094	124,345
Redeemed	(7,496,493)	(717,062)	(9,354,133)	(910,850)
Net Increase (Decrease)—Admiral Shares	1,308,972	124,734	(1,239,301)	(121,034)
Institutional Shares
Issued	2,503,329	238,969	3,881,835	378,530
Issued in Lieu of Cash Distributions	533,256	50,925	454,368	44,195
Redeemed	(2,433,758)	(232,657)	(2,079,351)	(202,256)
Net Increase (Decrease)—Institutional Shares	602,827	57,237	2,256,852	220,469
I.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.

Short-Term Investment-Grade Fund
K.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Investment-Grade Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Short-Term Investment-Grade Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2026, the related statement of operations for the year ended January 31, 2026, the statement of changes in net assets for each of the two years in the period ended January 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2026 and the financial highlights for each of the five years in the period ended January 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The fund hereby designates for the fiscal year $170,780,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 78.3%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
Q99610 032026

Financial Statements
For the year ended January 31, 2026
Vanguard Ultra-Short-Term Bond Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	28
Tax information	29

Ultra-Short-Term Bond Fund
Financial Statements
Schedule of Investments
As of January 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (1.4%)
U.S. Government Securities (1.4%)
	United States Treasury Note/Bond	4.375%	7/15/2027	90,000	91,062
[1,2]	United States Treasury Note/Bond	3.750%	8/15/2027	132,907	133,338
Total U.S. Government and Agency Obligations (Cost $224,489)					224,400
Asset-Backed/Commercial Mortgage-Backed Securities (30.1%)
[3,4]	Affirm Asset Securitization Trust Class A Series 2025-X2	4.450%	10/15/2030	8,552	8,560
[3,4]	Affirm Asset Securitization Trust Class B Series 2025-X2	4.560%	10/15/2030	2,450	2,454
[3,4]	Affirm Asset Securitization Trust Class C Series 2025-X2	4.930%	10/15/2030	1,960	1,964
[3,4]	Affirm Master Trust Class A Series 2026-1A	4.370%	2/15/2034	26,310	26,323
[3,4]	Affirm Master Trust Class B Series 2026-1A	4.570%	2/15/2034	2,380	2,383
[3,4]	Affirm Master Trust Class C Series 2026-1A	4.720%	2/15/2034	6,320	6,331
[3,4]	Affirm Master Trust Class D Series 2026-1A	4.910%	2/15/2034	2,530	2,534
[3,4]	Alloya Auto Receivables Trust Class A3 Series 2025-1A	4.690%	12/26/2028	5,830	5,851
[3,4]	Alloya Auto Receivables Trust Class A4 Series 2025-1A	4.710%	1/25/2030	2,190	2,202
[4]	Ally Auto Receivables Trust Class A3 Series 2023-1	5.460%	5/15/2028	6,278	6,323
[4]	Ally Auto Receivables Trust Class A3 Series 2024-1	5.080%	12/15/2028	11,881	11,963
[4]	Ally Auto Receivables Trust Class A3 Series 2024-2	4.140%	7/16/2029	8,937	8,950
[3,4]	Ally Bank Auto Credit-Linked Notes Class A2 Series 2024-A	5.681%	5/17/2032	1,328	1,351
[3,4]	Ally Bank Auto Credit-Linked Notes Class A2 Series 2024-B	4.970%	9/15/2032	2,859	2,886
[3,4]	Ally Bank Auto Credit-Linked Notes Class A2 Series 2025-A	4.452%	6/15/2033	12,175	12,245
[3,4]	Ally Bank Auto Credit-Linked Notes Class A2 Series 2025-B	4.305%	9/15/2033	13,746	13,815
[3,4]	Ally Bank Auto Credit-Linked Notes Class B Series 2024-A	5.827%	5/17/2032	1,745	1,774
[3,4]	Ally Bank Auto Credit-Linked Notes Class B Series 2024-B	5.117%	9/15/2032	2,047	2,066
[3,4]	Ally Bank Auto Credit-Linked Notes Class B Series 2025-A	4.648%	6/15/2033	4,093	4,113
[3,4]	Ally Bank Auto Credit-Linked Notes Class B Series 2025-B	4.501%	9/15/2033	6,819	6,848
[3,4]	Ally Bank Auto Credit-Linked Notes Class C Series 2024-A	6.022%	5/17/2032	3,857	3,927
[3,4]	Ally Bank Auto Credit-Linked Notes Class C Series 2024-B	5.215%	9/15/2032	4,127	4,166
[3,4]	Ally Bank Auto Credit-Linked Notes Class C Series 2025-A	4.844%	6/15/2033	5,832	5,863
[3,4]	Ally Bank Auto Credit-Linked Notes Class C Series 2025-B	4.697%	9/15/2033	6,962	7,005
[3,4]	Ally Bank Auto Credit-Linked Notes Class D Series 2024-A	6.315%	5/17/2032	480	489
[3,4]	Ally Bank Auto Credit-Linked Notes Class D Series 2024-B	5.410%	9/15/2032	1,068	1,077
[3,4]	Ally Bank Auto Credit-Linked Notes Class D Series 2025-A	4.991%	6/15/2033	2,737	2,749
[3,4]	Ally Bank Auto Credit-Linked Notes Class D Series 2025-B	4.942%	9/15/2033	2,613	2,624
[3,4]	American Heritage Auto Receivables Issuer Trust Class A3 Series 2025-1A	4.400%	11/15/2030	16,200	16,281
[3,4]	American Heritage Auto Receivables Trust Class A2 Series 2024-1A	4.830%	3/15/2028	7,280	7,296
[3,4]	American Heritage Auto Receivables Trust Class A3 Series 2024-1A	4.900%	9/17/2029	6,240	6,305
[4]	AmeriCredit Automobile Receivables Trust Class A3 Series 2023-1	5.620%	11/18/2027	2,619	2,626
[4]	AmeriCredit Automobile Receivables Trust Class A3 Series 2023-2	5.810%	5/18/2028	22,920	23,076
[4]	AmeriCredit Automobile Receivables Trust Class A3 Series 2024-1	5.430%	1/18/2029	21,406	21,569
[3,4]	AmeriCredit Automobile Receivables Trust Class A3 Series 2025-1	4.120%	5/20/2030	25,850	25,954
[3,4]	AmeriCredit Automobile Receivables Trust Class B Series 2025-1	4.210%	10/18/2030	6,000	6,015
[3,4]	ARI Fleet Lease Trust Class A2 Series 2023-A	5.410%	2/17/2032	32	32
[3,4]	ARI Fleet Lease Trust Class A2 Series 2023-B	6.050%	7/15/2032	3,515	3,540
[3,4]	ARI Fleet Lease Trust Class A2 Series 2024-A	5.300%	11/15/2032	3,214	3,232
[3,4]	ARI Fleet Lease Trust Class A2 Series 2024-B	5.540%	4/15/2033	2,992	3,013
[3,4]	ARI Fleet Lease Trust Class A2 Series 2025-A	4.380%	1/17/2034	6,919	6,942
[3,4]	ARI Fleet Lease Trust Class A2 Series 2025-B	4.590%	3/15/2034	11,450	11,528
[3,4]	ARI Fleet Lease Trust Class A2 Series 2026-A	3.960%	11/15/2034	7,070	7,075
[3,4]	AutoNation Finance Trust Class A3 Series 2025-1A	4.620%	11/13/2029	12,630	12,738
[3,4]	AutoNation Finance Trust Class A3 Series 2026-1A	4.030%	8/12/2030	15,590	15,618
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2020-2A	2.020%	2/20/2027	1,338	1,337
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2022-4A	4.770%	2/20/2029	8,650	8,747
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class C Series 2022-5A	6.240%	4/20/2027	215	216
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class C Series 2023-2A	6.180%	10/20/2027	1,390	1,399
[3,4,5]	Balboa Bay Loan Funding Ltd. Class 2A Series 2023-2, TSFR3M + 1.150%	4.818%	10/20/2036	2,900	2,906
[3,4]	Bank of America Auto Trust Class A3 Series 2023-1A	5.530%	2/15/2028	7,229	7,278
[3,4]	Bank of America Auto Trust Class A3 Series 2023-2A	5.740%	6/15/2028	8,156	8,231
[3,4,5]	Barings CLO Ltd. Class A1 Series 2025-7A, TSFR3M + 1.140%	4.868%	1/15/2038	3,960	3,970
[3,4,5]	Basswood Park CLO Ltd. Class AR Series 2021-1A, TSFR3M + 1.030%	4.698%	4/20/2034	2,480	2,483
1

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4,5]	Basswood Park CLO Ltd. Class BR Series 2021-1A, TSFR3M + 1.500%	5.168%	4/20/2034	3,320	3,330
[3,4]	Bayview Opportunity Master Fund VII Trust Class B Series 2024-SN1	5.670%	8/15/2028	3,740	3,766
[4]	Benchmark Mortgage Trust Class AAB Series 2019-B15	2.859%	12/15/2072	4,458	4,368
[4]	BMW Vehicle Lease Trust Class A3 Series 2024-1	4.980%	3/25/2027	13,264	13,291
[4]	BMW Vehicle Lease Trust Class A3 Series 2025-1	4.430%	6/26/2028	16,900	17,043
[4]	BMW Vehicle Lease Trust Class A4 Series 2024-2	4.210%	2/25/2028	14,800	14,871
[4]	BMW Vehicle Lease Trust Class A4 Series 2025-1	4.490%	10/25/2028	15,040	15,192
[3,4]	BofA Auto Trust Class A3 Series 2024-1A	5.350%	11/15/2028	7,947	8,015
[4]	Bridgecrest Lending Auto Securitization Trust Class A3 Series 2025-3	4.660%	1/15/2029	15,640	15,713
[4]	Bridgecrest Lending Auto Securitization Trust Class A3 Series 2025-4	4.240%	10/15/2029	38,300	38,419
[4]	Bridgecrest Lending Auto Securitization Trust Class A3 Series 2026-1	4.040%	12/17/2029	12,910	12,925
[4]	Bridgecrest Lending Auto Securitization Trust Class B Series 2025-4	4.300%	8/15/2031	5,270	5,280
[4]	Bridgecrest Lending Auto Securitization Trust Class B Series 2026-1	4.250%	11/17/2031	3,640	3,646
[4]	Bridgecrest Lending Auto Securitization Trust Class C Series 2025-3	4.810%	5/15/2031	5,760	5,812
[4]	Bridgecrest Lending Auto Securitization Trust Class C Series 2025-4	4.800%	8/15/2031	3,740	3,776
[4]	Bridgecrest Lending Auto Securitization Trust Class C Series 2026-1	4.440%	11/17/2031	7,820	7,842
[4]	Capital One Prime Auto Receivables Trust Class A4 Series 2024-1	4.660%	1/15/2030	3,300	3,351
[3,4,5]	Capital Street Master Trust Class A Series 2024-1, SOFR30A + 1.350%	5.057%	10/16/2028	3,320	3,320
[3,4,5]	Capital Street Master Trust Class A Series 2025-1, SOFR30A + 1.100%	4.807%	8/16/2029	16,520	16,488
[4]	CarMax Auto Owner Trust Class A2A Series 2024-4	4.670%	12/15/2027	5,152	5,160
[4]	CarMax Auto Owner Trust Class A3 Series 2023-2	5.050%	1/18/2028	8,522	8,559
[4]	CarMax Auto Owner Trust Class A3 Series 2025-3	4.350%	7/15/2030	17,590	17,737
[4]	CarMax Auto Owner Trust Class B Series 2023-1	4.980%	1/16/2029	2,450	2,478
[4]	Carvana Auto Receivables Trust Class A3 Series 2024-P4	4.640%	1/10/2030	9,680	9,738
[3,4]	CCG Receivables Trust Class A2 Series 2023-2	6.280%	4/14/2032	1,492	1,508
[3,4]	CCG Receivables Trust Class A2 Series 2024-1	4.990%	3/15/2032	10,446	10,538
[3,4]	CCG Receivables Trust Class A2 Series 2025-1	4.480%	10/14/2032	5,597	5,626
[3,4]	CCG Receivables Trust Class A2 Series 2025-2	4.140%	8/15/2034	37,960	38,038
[3,4]	Chase Auto Credit Linked Notes Class B Series 2025-1	4.753%	2/25/2033	27,467	27,668
[3,4]	Chase Auto Credit Linked Notes Class C Series 2025-1	4.851%	2/25/2033	2,441	2,458
[3,4]	Chase Auto Credit Linked Notes Class D Series 2025-1	5.047%	2/25/2033	918	922
[3,4]	Chase Auto Owner Trust Class A3 Series 2024-1A	5.130%	5/25/2029	7,604	7,678
[3,4]	Chase Auto Owner Trust Class A3 Series 2025-1A	4.290%	6/25/2030	18,360	18,521
[3,4]	Chesapeake Funding II LLC Class A1 Series 2023-1A	5.650%	5/15/2035	2,364	2,375
[3,4]	Chesapeake Funding II LLC Class A1 Series 2023-2A	6.160%	10/15/2035	4,453	4,500
[3,4]	Chesapeake Funding II LLC Class A1 Series 2024-1A	5.520%	5/15/2036	4,906	4,966
[3,4,5,6,7]	CIFC Funding Ltd. Class AR Series 2023-2A, TSFR3M + 1.130%	4.798%	1/21/2037	3,440	3,440
[4]	Citigroup Commercial Mortgage Trust Class AAB Series 2019-GC41	2.720%	8/10/2056	1,696	1,656
[3,4]	Citizens Auto Receivables Trust Class A3 Series 2023-1	5.840%	1/18/2028	5,481	5,510
[3,4]	Citizens Auto Receivables Trust Class A3 Series 2023-2	5.830%	2/15/2028	8,697	8,751
[3,4]	Citizens Auto Receivables Trust Class A3 Series 2024-1	5.110%	4/17/2028	14,884	14,960
[3,4]	Citizens Auto Receivables Trust Class A3 Series 2024-2	5.330%	8/15/2028	18,846	18,966
[4]	CNH Equipment Trust Class A3 Series 2022-A	2.940%	7/15/2027	1,205	1,204
[3,4]	Crossroads Asset Trust Class A2 Series 2025-A	4.910%	2/20/2032	10,396	10,464
[3,4]	Dell Equipment Finance Trust Class A3 Series 2023-2	5.650%	1/22/2029	828	830
[3,4]	Dell Equipment Finance Trust Class A3 Series 2023-3	5.930%	4/23/2029	9,170	9,214
[3,4]	Dell Equipment Finance Trust Class A3 Series 2024-1	5.390%	3/22/2030	4,047	4,075
[3,4]	Dell Equipment Finance Trust Class A3 Series 2024-2	4.590%	8/22/2030	3,120	3,141
[3,4]	Dell Equipment Finance Trust Class A3 Series 2025-1	4.610%	2/24/2031	5,810	5,874
[3,4]	Dell Equipment Finance Trust Class A3 Series 2025-2	4.120%	3/24/2031	9,310	9,343
[3,4]	Dell Equipment Finance Trust Class B Series 2025-1	4.960%	2/24/2031	550	558
[3,4]	Dell Equipment Finance Trust Class C Series 2025-2	4.530%	3/24/2031	2,480	2,487
[3,4]	Dell Equipment Finance Trust Class D Series 2025-2	4.830%	3/22/2032	3,100	3,105
[3,4]	DLLAA LLC Class A2 Series 2025-1A	4.700%	10/20/2027	6,460	6,482
[3,4]	DLLAA LLC Class A3 Series 2025-1A	4.950%	9/20/2029	7,930	8,083
[3,4]	DLLAD LLC Class A2 Series 2024-1A	5.500%	8/20/2027	1,290	1,295
[3,4]	DLLAD LLC Class A2 Series 2025-1A	4.460%	11/20/2028	9,890	9,946
[3,4]	DLLMT LLC Class A2 Series 2026-1A	4.030%	7/20/2028	6,710	6,718
[3,4]	DLLMT LLC Class A3 Series 2026-1A	4.200%	12/20/2029	3,470	3,477
[3,4]	DLLST LLC Class A3 Series 2024-1A	5.050%	8/20/2027	5,110	5,132
[4]	Drive Auto Receivables Trust Class A3 Series 2024-2	4.500%	9/15/2028	18,986	19,006
[4]	Drive Auto Receivables Trust Class A3 Series 2025-1	4.730%	9/15/2032	58,140	58,416
[4]	Drive Auto Receivables Trust Class A3 Series 2025-2	4.140%	9/15/2032	17,740	17,780
[4]	Drive Auto Receivables Trust Class B Series 2024-1	5.310%	1/16/2029	9,609	9,645
[4]	Drive Auto Receivables Trust Class B Series 2024-2	4.520%	7/16/2029	12,860	12,908
[4]	Drive Auto Receivables Trust Class B Series 2025-1	4.790%	9/15/2032	21,100	21,271
[4]	Drive Auto Receivables Trust Class B Series 2025-2	4.140%	9/15/2032	4,800	4,795
[4]	Drive Auto Receivables Trust Class C Series 2025-2	4.390%	9/15/2032	17,080	17,090
[3,4,5]	Dryden 113 CLO Ltd. Class AR3 Series 2022-113A, TSFR3M + 1.090%	4.762%	10/15/2037	1,150	1,151
[3,4]	Enterprise Fleet Financing LLC Class A2 Series 2023-1	5.510%	1/22/2029	361	361
2

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Enterprise Fleet Financing LLC Class A2 Series 2023-2	5.560%	4/22/2030	3,007	3,021
[3,4]	Enterprise Fleet Financing LLC Class A2 Series 2023-3	6.400%	3/20/2030	5,569	5,637
[3,4]	Enterprise Fleet Financing LLC Class A2 Series 2024-1	5.230%	3/20/2030	3,368	3,392
[3,4]	Enterprise Fleet Financing LLC Class A2 Series 2024-2	5.740%	12/20/2026	2,905	2,914
[3,4]	Enterprise Fleet Financing LLC Class A2 Series 2024-3	5.310%	4/20/2027	2,232	2,240
[3,4]	Enterprise Fleet Financing LLC Class A2 Series 2024-4	4.690%	7/20/2027	5,013	5,030
[3,4]	Enterprise Fleet Financing LLC Class A2 Series 2025-1	4.650%	10/20/2027	5,452	5,473
[3,4]	Enterprise Fleet Financing LLC Class A2 Series 2025-2	4.510%	2/22/2028	18,820	18,899
[3,4]	Enterprise Fleet Financing LLC Class A2 Series 2025-3	4.500%	4/20/2028	14,040	14,115
[3,4]	Enterprise Fleet Financing LLC Class A3 Series 2025-3	4.460%	9/20/2029	13,720	13,875
[3,4]	Evergreen Credit Card Trust Class B Series 2025-CRT5	5.240%	5/15/2029	3,540	3,584
[3,4]	Evergreen Credit Card Trust Class C Series 2025-CRT5	5.530%	5/15/2029	3,110	3,142
[4]	Exeter Automobile Receivables Trust Class A3 Series 2025-4A	4.390%	9/17/2029	8,120	8,155
[4]	Exeter Automobile Receivables Trust Class A3 Series 2025-5A	4.240%	11/15/2029	12,830	12,880
[4]	Exeter Automobile Receivables Trust Class A3 Series 2026-1A	4.030%	3/15/2030	15,780	15,802
[4]	Exeter Automobile Receivables Trust Class B Series 2025-5A	4.280%	7/15/2030	6,660	6,689
[4]	Exeter Automobile Receivables Trust Class B Series 2026-1A	4.220%	10/15/2030	3,430	3,438
[4]	Exeter Automobile Receivables Trust Class C Series 2025-5A	4.680%	3/15/2032	4,830	4,876
[4]	Exeter Automobile Receivables Trust Class C Series 2026-1A	4.400%	5/17/2032	8,660	8,682
[4]	Exeter Select Automobile Receivables Trust Class A3 Series 2025-2	4.430%	8/15/2030	7,280	7,330
[4]	Exeter Select Automobile Receivables Trust Class A3 Series 2025-3	4.180%	12/16/2030	11,840	11,870
[3,4,5,8]	Fannie Mae Connecticut Avenue Securities Trust Class 1A1 Series 2024-R04, SOFR30A + 1.000%	4.697%	5/25/2044	4,684	4,689
[3,4,5,8]	Fannie Mae Connecticut Avenue Securities Trust Class 1A1 Series 2025-R01, SOFR30A + 0.950%	4.647%	1/25/2045	6,564	6,568
[3,4,5,8]	Fannie Mae Connecticut Avenue Securities Trust Class 1A1 Series 2025-R02, SOFR30A + 1.000%	4.697%	2/25/2045	8,532	8,539
[3,4,5,8]	Fannie Mae Connecticut Avenue Securities Trust Class 1A1 Series 2025-R04, SOFR30A + 1.000%	4.697%	5/25/2045	4,354	4,358
[3,4,5,8]	Fannie Mae Connecticut Avenue Securities Trust Class 1A1 Series 2025-R06, SOFR30A + 0.900%	4.597%	9/25/2045	7,137	7,139
[3,4,5,8]	Fannie Mae Connecticut Avenue Securities Trust Class 1M1 Series 2023-R06, SOFR30A + 1.700%	5.397%	7/25/2043	1,408	1,413
[3,4,5,8]	Fannie Mae Connecticut Avenue Securities Trust Class 1M1 Series 2024-R01, SOFR30A + 1.050%	4.747%	1/25/2044	6,699	6,706
[3,4,5,8]	Fannie Mae Connecticut Avenue Securities Trust Class 1M1 Series 2024-R02, SOFR30A + 1.100%	4.797%	2/25/2044	1,315	1,316
[3,4,5,8]	Fannie Mae Connecticut Avenue Securities Trust Class 2A1 Series 2024-R05, SOFR30A + 1.000%	4.697%	7/25/2044	2,409	2,412
[3,4,5,8]	Fannie Mae Connecticut Avenue Securities Trust Class 2A1 Series 2025-R03, SOFR30A + 1.450%	5.147%	3/25/2045	5,248	5,277
[3,4,5,8]	Fannie Mae Connecticut Avenue Securities Trust Class 2A1 Series 2025-R05, SOFR30A + 1.000%	4.697%	7/25/2045	8,819	8,828
[3,4,5,8]	Fannie Mae Connecticut Avenue Securities Trust Class 2M1 Series 2023-R07, SOFR30A + 1.950%	5.647%	9/25/2043	3,319	3,332
[3,4,5,8]	Fannie Mae Connecticut Avenue Securities Trust Class 2M1 Series 2024-R05, SOFR30A + 1.000%	4.697%	7/25/2044	721	721
[3,4]	FCCU Auto Receivables Trust Class A3 Series 2025-1A	4.850%	6/17/2030	10,900	11,026
[3,4,5,8]	Federal Home Loan Mortgage Corp. STACR REMICS Trust Class A1 Series 2025-DNA3, SOFR30A + 0.950%	4.647%	9/25/2045	11,645	11,659
[4]	Fifth Third Auto Trust Class A3 Series 2023-1	5.530%	8/15/2028	21,799	21,985
[3,4]	First Investors Auto Owner Trust Class A3 Series 2025-1A	4.250%	7/15/2030	18,600	18,670
[3,4]	First Investors Auto Owner Trust Class B Series 2025-1A	4.390%	1/15/2031	4,210	4,226
[4]	Ford Credit Auto Lease Trust Class A3 Series 2025-A	4.720%	6/15/2028	15,020	15,157
[4]	Ford Credit Auto Lease Trust Class A4 Series 2024-A	5.050%	6/15/2027	1,710	1,716
[4]	Ford Credit Auto Lease Trust Class A4 Series 2025-A	4.780%	2/15/2029	6,820	6,907
[4]	Ford Credit Auto Lease Trust Class A4 Series 2025-B	4.300%	8/15/2029	15,950	16,058
[4]	Ford Credit Auto Lease Trust Class A4 Series 2026-A	4.080%	2/15/2030	11,070	11,094
[4]	Ford Credit Auto Lease Trust Class B Series 2023-B	6.200%	2/15/2027	3,447	3,450
[4]	Ford Credit Auto Lease Trust Class B Series 2024-A	5.290%	6/15/2027	8,430	8,475
[4]	Ford Credit Auto Lease Trust Class B Series 2024-B	5.180%	2/15/2028	6,470	6,550
[4]	Ford Credit Auto Lease Trust Class B Series 2025-A	4.960%	2/15/2029	2,890	2,930
[4]	Ford Credit Auto Lease Trust Class B Series 2025-B	4.520%	8/15/2029	3,250	3,278
[4]	Ford Credit Auto Lease Trust Class B Series 2026-A	4.200%	2/15/2030	4,080	4,088
[3,4]	Ford Credit Auto Owner Trust Class A Series 2022-1	3.880%	11/15/2034	22,720	22,735
[4]	Ford Credit Auto Owner Trust Class A3 Series 2023-A	4.650%	2/15/2028	3,180	3,189
[4]	Ford Credit Auto Owner Trust Class A3 Series 2023-B	5.230%	5/15/2028	6,809	6,852
[4]	Ford Credit Auto Owner Trust Class A4 Series 2024-D	4.660%	9/15/2030	5,800	5,907
[3,4]	Ford Credit Auto Owner Trust Class C Series 2022-1	4.670%	11/15/2034	7,029	7,058
[3,4]	Ford Credit Floorplan Master Owner Trust Class A1 Series 2023-1	4.920%	5/15/2028	70,918	71,130
[3,4]	Ford Credit Floorplan Master Owner Trust Class A1 Series 2024-1	5.290%	4/15/2029	22,925	23,304
[3,4,5,8]	Freddie Mac STACR REMICS Trust Class A1 Series 2023-HQA3, SOFR30A + 1.850%	5.547%	11/25/2043	2,619	2,640
[3,4,5,8]	Freddie Mac STACR REMICS Trust Class A1 Series 2024-DNA1, SOFR30A + 1.350%	5.047%	2/25/2044	7,627	7,663
[3,4,5,8]	Freddie Mac STACR REMICS Trust Class A1 Series 2024-DNA3, SOFR30A + 1.050%	4.747%	10/25/2044	3,009	3,013
[3,4,5,8]	Freddie Mac STACR REMICS Trust Class A1 Series 2024-HQA1, SOFR30A + 1.250%	4.947%	3/25/2044	4,392	4,415
[3,4,5,8]	Freddie Mac STACR REMICS Trust Class A1 Series 2025-DNA1, SOFR30A + 0.950%	4.647%	1/25/2045	2,065	2,068
[3,4,5,8]	Freddie Mac STACR REMICS Trust Class A1 Series 2025-DNA2, SOFR30A + 1.100%	4.797%	5/25/2045	6,930	6,945
[3,4,5,8]	Freddie Mac STACR REMICS Trust Class A1 Series 2025-DNA4, SOFR30A + 0.900%	4.597%	10/25/2045	9,745	9,748
[3,4,5,8]	Freddie Mac STACR REMICS Trust Class A1 Series 2025-HQA1, SOFR30A + 0.950%	4.647%	2/25/2045	4,901	4,905
[3,4,5,8]	Freddie Mac STACR REMICS Trust Class M1 Series 2024-DNA1, SOFR30A + 1.350%	5.047%	2/25/2044	7,342	7,360
[3,4,5,8]	Freddie Mac STACR REMICS Trust Class M1 Series 2024-DNA2, SOFR30A + 1.200%	4.897%	5/25/2044	9,808	9,832
[3,4,5,8]	Freddie Mac STACR REMICS Trust Class M1 Series 2024-HQA1, SOFR30A + 1.250%	4.947%	3/25/2044	2,472	2,476
[3,4,5,8]	Freddie Mac STACR REMICS Trust Class M1 Series 2024-HQA2, SOFR30A + 1.200%	4.897%	8/25/2044	3,916	3,922
3

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	GLS Auto Receivables Issuer Trust Class A3 Series 2025-3A	4.440%	3/15/2029	6,360	6,386
[3,4]	GLS Auto Receivables Issuer Trust Class A3 Series 2025-4A	4.290%	7/16/2029	14,560	14,611
[3,4]	GLS Auto Receivables Issuer Trust Class B Series 2025-3A	4.570%	1/15/2030	7,620	7,667
[3,4]	GLS Auto Receivables Issuer Trust Class B Series 2025-4A	4.530%	4/15/2030	12,560	12,639
[3,4]	GLS Auto Select Receivables Issuer Trust Class A2 Series 2025-4A	4.170%	2/18/2031	22,750	22,746
[3,4]	GLS Auto Select Receivables Issuer Trust Class A2 Series 2026-1A	4.050%	2/17/2032	12,800	12,804
[3,4]	GLS Auto Select Receivables Trust Class A2 Series 2025-3A	4.460%	10/15/2030	14,748	14,844
[4]	GM Financial Automobile Leasing Trust Class A3 Series 2025-1	4.660%	2/21/2028	31,560	31,804
[4]	GM Financial Automobile Leasing Trust Class A3 Series 2025-2	4.580%	5/22/2028	26,220	26,444
[4]	GM Financial Automobile Leasing Trust Class A4 Series 2024-2	5.360%	5/22/2028	9,730	9,817
[4]	GM Financial Automobile Leasing Trust Class A4 Series 2024-3	4.220%	10/20/2028	5,820	5,842
[4]	GM Financial Automobile Leasing Trust Class A4 Series 2025-1	4.700%	2/20/2029	4,340	4,387
[4]	GM Financial Automobile Leasing Trust Class A4 Series 2025-2	4.640%	4/20/2029	5,720	5,785
[4]	GM Financial Automobile Leasing Trust Class A4 Series 2025-3	4.200%	8/20/2029	11,110	11,151
[4]	GM Financial Automobile Leasing Trust Class B Series 2023-3	5.880%	8/20/2027	3,229	3,232
[4]	GM Financial Automobile Leasing Trust Class B Series 2024-1	5.330%	3/20/2028	14,370	14,448
[4]	GM Financial Automobile Leasing Trust Class B Series 2024-2	5.560%	5/22/2028	9,560	9,659
[4]	GM Financial Automobile Leasing Trust Class B Series 2024-3	4.490%	10/20/2028	7,860	7,899
[4]	GM Financial Automobile Leasing Trust Class B Series 2025-1	4.890%	2/20/2029	7,200	7,286
[4]	GM Financial Automobile Leasing Trust Class B Series 2025-2	4.800%	4/20/2029	9,120	9,228
[4]	GM Financial Automobile Leasing Trust Class B Series 2025-3	4.410%	8/20/2029	3,180	3,194
[4]	GM Financial Automobile Leasing Trust Class C Series 2025-2	5.040%	10/22/2029	5,610	5,673
[4]	GM Financial Automobile Leasing Trust Class C Series 2025-3	4.600%	1/21/2030	4,110	4,133
[4]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2023-3	5.450%	6/16/2028	2,448	2,465
[4]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2024-1	4.850%	12/18/2028	6,713	6,757
[3,4]	GM Financial Revolving Receivables Trust Class A Series 2021-1	1.170%	6/12/2034	51,130	50,288
[3,4]	GM Financial Revolving Receivables Trust Class C Series 2021-1	1.670%	6/12/2034	7,080	6,962
[3,4]	GMF Floorplan Owner Revolving Trust Class A1 Series 2023-1	5.340%	6/15/2028	9,457	9,508
[3,4]	GMF Floorplan Owner Revolving Trust Class A1 Series 2024-3A	4.680%	11/15/2028	39,617	39,875
[3,4]	GMF Floorplan Owner Revolving Trust Class A1 Series 2024-4A	4.730%	11/15/2029	52,310	53,055
[3,4]	GMF Floorplan Owner Revolving Trust Class A1 Series 2025-1A	4.590%	3/15/2029	35,050	35,336
[3,4]	GMF Floorplan Owner Revolving Trust Class B Series 2023-1	5.730%	6/15/2028	4,000	4,022
[3,4]	GMF Floorplan Owner Revolving Trust Class B Series 2024-3A	4.920%	11/15/2028	6,204	6,241
[3,4]	GMF Floorplan Owner Revolving Trust Class B Series 2024-4A	4.980%	11/15/2029	4,550	4,607
[3,4]	GMF Floorplan Owner Revolving Trust Class B Series 2025-1A	4.790%	3/15/2029	3,110	3,133
[3,4]	GMF Floorplan Owner Revolving Trust Class C Series 2025-1A	4.880%	3/15/2029	3,160	3,181
[3,4]	Golden Credit Card Trust Class A Series 2021-1A	1.140%	8/15/2028	47,940	47,222
[3,4]	GreatAmerica Leasing Receivables Funding LLC Class A2 Series 2024-1	5.320%	8/17/2026	516	517
[3,4]	GreatAmerica Leasing Receivables Funding LLC Class A2 Series 2024-2	5.280%	3/15/2027	5,399	5,419
[3,4]	GreatAmerica Leasing Receivables Funding LLC Class A2 Series 2025-1	4.520%	10/15/2027	7,483	7,508
[3,4]	GreatAmerica Leasing Receivables Funding LLC Class A2 Series 2025-2	4.220%	5/15/2028	18,600	18,678
[4]	Harley-Davidson Motorcycle Trust Class A3 Series 2024-A	5.370%	3/15/2029	17,074	17,262
[4]	Harley-Davidson Motorcycle Trust Class A3 Series 2025-A	4.670%	4/15/2030	23,250	23,516
[4]	Honda Auto Receivables Owner Trust Class A3 Series 2023-1	5.040%	4/21/2027	2,263	2,267
[4]	Honda Auto Receivables Owner Trust Class A3 Series 2023-2	4.930%	11/15/2027	4,595	4,615
[4]	Honda Auto Receivables Owner Trust Class A3 Series 2023-3	5.410%	2/18/2028	8,119	8,176
[4]	Honda Auto Receivables Owner Trust Class A3 Series 2023-4	5.670%	6/21/2028	5,907	5,969
[4]	Honda Auto Receivables Owner Trust Class A3 series 2024-1	5.210%	8/15/2028	13,413	13,526
[4]	Honda Auto Receivables Owner Trust Class A3 Series 2024-2	5.270%	11/20/2028	22,289	22,526
[4]	Honda Auto Receivables Owner Trust Class A3 series 2024-4	4.330%	5/15/2029	5,740	5,774
[3,4]	HPEFS Equipment Trust Class A3 Series 2024-1A	5.180%	5/20/2031	6,046	6,055
[3,4]	HPEFS Equipment Trust Class A3 Series 2024-2A	5.360%	10/20/2031	5,410	5,439
[3,4]	HPEFS Equipment Trust Class A3 Series 2025-1A	4.430%	9/20/2032	19,580	19,726
[3,4]	HPEFS Equipment Trust Class A3 Series 2025-2A	4.030%	11/22/2032	19,500	19,546
[3,4]	HPEFS Equipment Trust Class B Series 2024-1A	5.180%	5/20/2031	3,955	3,969
[3,4]	HPEFS Equipment Trust Class B Series 2024-2A	5.350%	10/20/2031	3,350	3,385
[3,4]	HPEFS Equipment Trust Class B Series 2025-1A	4.510%	9/20/2032	1,780	1,793
[3,4]	HPEFS Equipment Trust Class B Series 2025-2A	4.210%	11/22/2032	1,970	1,971
[3,4]	HPEFS Equipment Trust Class C Series 2024-1A	5.330%	5/20/2031	5,560	5,591
[3,4]	HPEFS Equipment Trust Class C Series 2024-2A	5.520%	10/20/2031	2,460	2,493
[3,4]	HPEFS Equipment Trust Class C Series 2025-1A	4.790%	9/20/2032	4,570	4,613
[3,4]	HPEFS Equipment Trust Class C Series 2025-2A	4.410%	11/22/2032	2,450	2,451
[3,4]	Huntington Auto Trust Class A3 Series 2024-1A	5.230%	1/16/2029	12,882	13,011
[3,4]	Huntington Bank Auto Credit-Linked Notes Class B1 Series 2024-1	6.153%	5/20/2032	3,872	3,936
[3,4]	Huntington Bank Auto Credit-Linked Notes Class B1 Series 2024-2	5.442%	10/20/2032	5,287	5,344
[3,4]	Huntington Bank Auto Credit-Linked Notes Class B1 Series 2025-1	4.957%	3/21/2033	12,670	12,760
[3,4]	Huntington Bank Auto Credit-Linked Notes Class B1 Series 2025-2	4.835%	9/20/2033	20,395	20,517
[3,4]	Hyundai Auto Lease Securitization Trust Class A3 Series 2023-C	5.800%	12/15/2026	364	364
[3,4]	Hyundai Auto Lease Securitization Trust Class A3 Series 2024-A	5.020%	3/15/2027	5,606	5,616
[3,4]	Hyundai Auto Lease Securitization Trust Class A3 Series 2024-B	5.410%	5/17/2027	11,126	11,177
4

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Hyundai Auto Lease Securitization Trust Class A3 Series 2025-A	4.830%	1/18/2028	12,220	12,343
[3,4]	Hyundai Auto Lease Securitization Trust Class A3 Series 2025-C	4.360%	7/17/2028	38,580	38,888
[3,4]	Hyundai Auto Lease Securitization Trust Class A4 Series 2024-B	5.390%	3/15/2028	2,700	2,724
[3,4]	Hyundai Auto Lease Securitization Trust Class A4 Series 2025-A	4.900%	1/16/2029	6,030	6,108
[3,4]	Hyundai Auto Lease Securitization Trust Class A4 Series 2025-B	4.570%	4/16/2029	6,760	6,831
[3,4]	Hyundai Auto Lease Securitization Trust Class A4 Series 2025-C	4.380%	6/15/2029	25,500	25,673
[3,4]	Hyundai Auto Lease Securitization Trust Class A4 Series 2026-A	4.010%	12/17/2029	7,500	7,505
[3,4]	Hyundai Auto Lease Securitization Trust Class B Series 2024-B	5.560%	8/15/2028	10,325	10,428
[3,4]	Hyundai Auto Lease Securitization Trust Class B Series 2024-C	4.970%	2/15/2029	16,550	16,717
[3,4]	Hyundai Auto Lease Securitization Trust Class B Series 2025-A	5.150%	6/15/2029	3,800	3,848
[3,4]	Hyundai Auto Lease Securitization Trust Class B Series 2025-B	4.940%	8/15/2029	7,850	7,947
[3,4]	Hyundai Auto Lease Securitization Trust Class B Series 2025-C	4.570%	11/15/2029	7,100	7,138
[3,4]	Hyundai Auto Lease Securitization Trust Class B Series 2026-A	4.160%	5/15/2030	5,720	5,727
[4]	Hyundai Auto Receivables Trust Class A3 Series 2023-A	4.580%	4/15/2027	590	590
[4]	Hyundai Auto Receivables Trust Class A3 Series 2023-B	5.480%	4/17/2028	4,297	4,326
[4]	Hyundai Auto Receivables Trust Class A3 Series 2024-A	4.990%	2/15/2029	11,848	11,953
[4]	John Deere Owner Trust Class A3 Series 2023-A	5.010%	11/15/2027	4,353	4,372
[3,4]	Kubota Credit Owner Trust Class A2 Series 2025-2A	4.480%	4/17/2028	10,630	10,685
[3,4]	Kubota Credit Owner Trust Class A3 Series 2022-2A	4.090%	12/15/2026	74	74
[3,4]	LAD Auto Receivables Trust Class A3 Series 2024-1A	5.230%	1/18/2028	1,418	1,420
[3,4]	LAD Auto Receivables Trust Class A3 Series 2024-2A	5.610%	8/15/2028	5,435	5,465
[3,4]	LAD Auto Receivables Trust Class A3 Series 2024-3A	4.520%	3/15/2029	8,830	8,867
[3,4]	LAD Auto Receivables Trust Class A3 Series 2025-1A	4.690%	7/16/2029	17,370	17,484
[3,4]	LAD Auto Receivables Trust Class A3 Series 2025-2A	4.250%	1/15/2030	32,780	32,920
[3,4]	LAD Auto Receivables Trust Class A4 Series 2025-2A	4.360%	7/15/2030	5,930	5,966
[3,4,5]	Lighthouse Park CLO Ltd. Class A Series 2025-1A, TSFR3M + 1.110%	5.031%	10/24/2037	3,980	3,989
[3,4]	M&T Bank Auto Receivables Trust Class A3 Series 2025-1A	4.730%	6/17/2030	10,150	10,290
[3,4]	M&T Equipment Notes Class A2 Series 2025-1A	4.700%	12/16/2027	9,380	9,424
[3,4,5]	Magnetite XXXI Ltd. Class A1R Series 2021-31A, TSFR3M + 1.000%	4.672%	7/15/2034	6,470	6,478
[3,4,5]	Magnetite XXXI Ltd. Class BR Series 2021-31A, TSFR3M + 1.300%	4.972%	7/15/2034	10,480	10,505
[4]	Mercedes-Benz Auto Lease Trust Class A3 Series 2024-A	5.320%	1/18/2028	14,930	15,060
[4]	Mercedes-Benz Auto Lease Trust Class A3 Series 2025-A	4.610%	4/16/2029	11,590	11,739
[3,4]	MMAF Equipment Finance LLC Class A2 Series 2024-A	5.200%	9/13/2027	5,022	5,033
[3,4]	Navistar Financial Dealer Note Master Owner Trust Class A Series 2024-1	5.590%	4/25/2029	42,640	42,793
[3,4]	Navistar Financial Dealer Note Master Owner Trust II Class A Series 2025-1	4.180%	9/25/2030	46,910	47,071
[4]	Nissan Auto Lease Trust Class A3 Series 2024-A	4.910%	4/15/2027	19,442	19,482
[4]	Nissan Auto Lease Trust Class A3 Series 2025-A	4.750%	3/15/2028	29,930	30,281
[4]	Nissan Auto Lease Trust Class A3 Series 2025-B	4.320%	11/15/2028	33,070	33,338
[4]	Nissan Auto Lease Trust Class A4 Series 2024-A	4.970%	9/15/2028	3,090	3,103
[4]	Nissan Auto Lease Trust Class A4 Series 2025-A	4.800%	2/15/2029	8,360	8,478
[4]	Nissan Auto Lease Trust Class A4 Series 2025-B	4.350%	7/16/2029	19,290	19,436
[4]	Nissan Auto Lease Trust Class B Series 2025-A	5.030%	2/15/2029	3,160	3,204
[4]	Nissan Auto Lease Trust Class B Series 2025-B	4.560%	7/16/2029	5,470	5,516
[4]	Nissan Auto Lease Trust Class C Series 2025-A	5.110%	6/15/2029	6,335	6,418
[4]	Nissan Auto Lease Trust Class C Series 2025-B	4.810%	11/15/2029	2,870	2,902
[4]	Nissan Auto Receivables Owner Trust Class A3 Series 2023-B	5.930%	3/15/2028	8,670	8,734
[4]	Nissan Auto Receivables Owner Trust Class A3 Series 2024-B	4.340%	3/15/2029	23,420	23,528
[3,4]	Nissan Master Owner Trust Receivables Class A Series 2024-B	5.050%	2/15/2029	13,630	13,784
[3,4,5]	Octagon 57 Ltd. Class AR Series 2021-1A, TSFR3M + 1.070%	4.742%	10/15/2034	4,000	4,006
[3,4,5]	Octagon 57 Ltd. Class B1R Series 2021-1A, TSFR3M + 1.450%	5.122%	10/15/2034	5,320	5,326
[3,4]	PenFed Auto Receivables Owner Trust Class A2 Series 2025-A	4.120%	9/15/2028	15,170	15,190
[3,4]	PenFed Auto Receivables Owner Trust Class A3 Series 2025-A	4.030%	7/15/2030	6,650	6,666
[3,4]	PFS Financing Corp. Class A Series 2023-C	5.520%	10/15/2028	8,384	8,473
[3,4]	PFS Financing Corp. Class A Series 2024-B	4.950%	2/15/2029	5,114	5,168
[3,4]	PFS Financing Corp. Class A Series 2024-D	5.340%	4/15/2029	17,743	18,036
[3,4]	PFS Financing Corp. Class A Series 2024-F	4.750%	8/15/2029	2,380	2,407
[3,4,5]	PFS Financing Corp. Class A Series 2025-E, SOFR30A + 0.700%	4.407%	7/15/2029	36,420	36,447
[3,4]	Porsche Financial Auto Securitization Trust Class A3 Series 2023-1A	4.810%	9/22/2028	3,384	3,395
[3,4]	Porsche Financial Auto Securitization Trust Class A3 Series 2023-2A	5.790%	1/22/2029	4,003	4,036
[3,4]	Porsche Financial Auto Securitization Trust Class A4 Series 2024-1A	4.490%	12/22/2032	5,640	5,685
[3,4]	Porsche Innovative Lease Owner Trust Class A3 Series 2025-1A	4.610%	10/20/2028	11,590	11,715
[3,4]	Porsche Innovative Lease Owner Trust Class A4 Series 2024-2A	4.260%	9/20/2030	11,470	11,527
[3,4]	RCKT Trust Class A Series 2025-1A	4.900%	7/25/2034	5,400	5,413
[3,4]	RCKT Trust Class B Series 2025-1A	4.990%	7/25/2034	990	996
[3,4]	RCKTL Trust Class A Series 2025-2A	4.480%	11/27/2034	14,345	14,360
[3,4]	RCKTL Trust Class B Series 2025-2A	4.600%	11/27/2034	1,690	1,693
[3,4,5]	Red Oak Funding Master Trust Class A Series 2025-1A SOFR30A + 2.000%	5.703%	12/20/2030	4,750	4,759
[3,4]	Santander Bank Auto Credit-Linked Notes Class A2 Series 2024-A	5.605%	6/15/2032	525	535
[3,4]	Santander Bank Auto Credit-Linked Notes Class A2 Series 2024-B	4.911%	1/18/2033	672	678
[3,4]	Santander Bank Auto Credit-Linked Notes Class B Series 2023-B	5.640%	12/15/2033	1,307	1,325
5

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Santander Bank Auto Credit-Linked Notes Class B Series 2024-A	5.622%	6/15/2032	2,386	2,420
[3,4]	Santander Bank Auto Credit-Linked Notes Class B Series 2024-B	4.965%	1/18/2033	947	953
[3,4]	Santander Bank Auto Credit-Linked Notes Class B Series 2025-A	4.484%	1/16/2034	4,600	4,616
[3,4]	Santander Bank Auto Credit-Linked Notes Class C Series 2023-B	5.933%	12/15/2033	980	994
[3,4]	Santander Bank Auto Credit-Linked Notes Class C Series 2024-A	5.818%	6/15/2032	1,684	1,707
[3,4]	Santander Bank Auto Credit-Linked Notes Class C Series 2024-B	5.141%	1/18/2033	1,509	1,520
[3,4]	Santander Bank Auto Credit-Linked Notes Class C Series 2025-A	4.661%	1/16/2034	4,510	4,527
[3,4]	Santander Bank Auto Credit-Linked Notes Class D Series 2023-B	6.663%	12/15/2033	2,012	2,046
[3,4]	Santander Bank Auto Credit-Linked Notes Class D Series 2024-A	6.110%	6/15/2032	2,044	2,071
[3,4]	Santander Bank Auto Credit-Linked Notes Class D Series 2024-B	5.483%	1/18/2033	1,944	1,959
[3,4]	Santander Bank Auto Credit-Linked Notes Class D Series 2025-A	5.151%	1/16/2034	2,980	2,989
[4]	Santander Drive Auto Receivables Trust Class A3 Series 2023-4	5.730%	4/17/2028	562	562
[4]	Santander Drive Auto Receivables Trust Class A3 Series 2023-6	5.930%	7/17/2028	590	591
[4]	Santander Drive Auto Receivables Trust Class A3 Series 2024 -1	5.250%	4/17/2028	1,187	1,188
[4]	Santander Drive Auto Receivables Trust Class A3 Series 2024-2	5.630%	11/15/2028	9,309	9,336
[4]	Santander Drive Auto Receivables Trust Class A3 Series 2024-3	5.630%	1/16/2029	5,538	5,559
[4]	Santander Drive Auto Receivables Trust Class A3 Series 2024-5	4.620%	11/15/2028	13,577	13,600
[4]	Santander Drive Auto Receivables Trust Class A3 Series 2025-1	4.740%	1/16/2029	32,700	32,777
[4]	Santander Drive Auto Receivables Trust Class A3 Series 2025-2	4.670%	8/15/2029	22,760	22,914
[4]	Santander Drive Auto Receivables Trust Class A3 Series 2025-3	4.380%	1/15/2030	19,680	19,793
[4]	Santander Drive Auto Receivables Trust Class A3 Series 2025-4	4.170%	4/15/2030	12,050	12,093
[4]	Santander Drive Auto Receivables Trust Class B Series 2024-1	5.230%	12/15/2028	5,950	5,975
[4]	Santander Drive Auto Receivables Trust Class B Series 2024-3	5.550%	9/17/2029	8,740	8,840
[4]	Santander Drive Auto Receivables Trust Class B Series 2024-5	4.630%	8/15/2029	10,940	10,994
[4]	Santander Drive Auto Receivables Trust Class B Series 2025-1	4.880%	3/17/2031	18,920	19,126
[4]	Santander Drive Auto Receivables Trust Class B Series 2025-3	4.490%	9/15/2031	11,890	11,977
[4]	Santander Drive Auto Receivables Trust Class B Series 2025-4	4.270%	1/15/2032	6,750	6,767
[4]	Santander Drive Auto Receivables Trust Class C Series 2025-1	5.040%	3/17/2031	26,400	26,722
[3,4]	SBNA Auto Lease Trust Class A3 Series 2023-A	6.510%	4/20/2027	1,389	1,393
[3,4]	SBNA Auto Lease Trust Class A3 Series 2024-A	5.390%	11/20/2026	2,016	2,020
[3,4]	SBNA Auto Lease Trust Class A3 Series 2024-B	5.560%	11/22/2027	11,270	11,325
[3,4]	SBNA Auto Lease Trust Class A3 Series 2024-C	4.560%	2/22/2028	4,908	4,920
[3,4]	SBNA Auto Lease Trust Class A3 Series 2025-A	4.830%	4/20/2028	10,880	10,941
[3,4]	SBNA Auto Lease Trust Class A4 Series 2024-A	5.240%	1/22/2029	8,650	8,680
[3,4]	SBNA Auto Lease Trust Class A4 Series 2024-B	5.550%	12/20/2028	5,810	5,878
[3,4]	SBNA Auto Lease Trust Class A4 Series 2024-C	4.420%	3/20/2029	6,580	6,612
[3,4]	SBNA Auto Lease Trust Class A4 Series 2025-A	4.870%	7/20/2029	4,970	5,019
[3,4]	SBNA Auto Receivables Trust Class A3 Series 2024-A	5.320%	12/15/2028	3,220	3,231
[3,4]	SBNA Auto Receivables Trust Class B Series 2025-SF1	5.120%	3/17/2031	276	277
[3,4]	SBNA Auto Receivables Trust Class C Series 2025-SF1	5.140%	4/15/2031	6,573	6,593
[3,4]	SBNA Auto Receivables Trust Class D Series 2025-SF1	5.340%	9/15/2031	2,290	2,302
[3,4]	SCCU Auto Receivables Trust Class A2 Series 2025-1A	4.670%	11/15/2028	12,711	12,748
[3,4]	SCCU Auto Receivables Trust Class A3 Series 2023-1A	5.700%	10/16/2028	5,947	5,988
[3,4]	SCCU Auto Receivables Trust Class A3 Series 2024-1A	5.110%	6/15/2029	11,910	11,991
[3,4]	SCCU Auto Receivables Trust Class A3 Series 2025-1A	4.570%	1/15/2031	10,980	11,083
[3,4]	Securitized Term Auto Receivables Trust Class B Series 2025-A	5.038%	7/25/2031	1,459	1,474
[3,4]	Securitized Term Auto Receivables Trust Class B Series 2025-B	4.925%	12/29/2032	9,282	9,373
[3,4]	Securitized Term Auto Receivables Trust Class B Series 2026-A	4.284%	3/25/2033	14,640	14,664
[3,4]	Securitized Term Auto Receivables Trust Class C Series 2025-A	5.185%	7/25/2031	584	590
[3,4]	Securitized Term Auto Receivables Trust Class C Series 2025-B	5.121%	12/29/2032	1,225	1,239
[3,4]	Securitized Term Auto Receivables Trust Class C Series 2026-A	4.431%	3/25/2033	2,770	2,775
[3,4]	Securitized Term Auto Receivables Trust Class D Series 2025-B	5.463%	12/29/2032	917	926
[3,4]	SFS Auto Receivables Securitization Trust Class A3 Series 2024-1A	4.950%	5/21/2029	11,325	11,386
[3,4]	SFS Auto Receivables Securitization Trust Class A3 Series 2024-3A	4.550%	6/20/2030	14,800	14,902
[3,4]	SFS Auto Receivables Securitization Trust Class A3 Series 2025-1A	4.750%	7/22/2030	18,200	18,391
[3,4]	SFS Auto Receivables Securitization Trust Class A3 Series 2025-2A	4.440%	12/20/2030	23,050	23,236
[3,4]	SFS Auto Receivables Securitization Trust Class A3 Series 2025-3A	4.120%	4/21/2031	12,080	12,129
[3,4]	SoFi Consumer Loan Program LLC Class A Series 2025-4	4.240%	8/25/2035	24,673	24,718
[3,4]	SoFi Consumer Loan Program Trust Class A Series 2025-2	4.820%	6/25/2034	12,101	12,168
[3,4]	SoFi Consumer Loan Program Trust Class A Series 2025-3	4.470%	8/15/2034	7,564	7,586
[3,4]	SoFi Consumer Loan Program Trust Class A Series 2026-1	4.060%	12/26/2035	32,750	32,782
[3,4]	SoFi Consumer Loan Program Trust Class B Series 2026-1	4.440%	12/26/2035	4,270	4,282
[3,4]	Stellantis Financial Underwritten Enhanced Lease Trust Class A3 Series 2025-AA	4.470%	7/20/2028	20,490	20,638
[3,4]	Stellantis Financial Underwritten Enhanced Lease Trust Class A3 Series 2025-BA	4.270%	1/22/2029	36,730	36,933
[3,4]	Stellantis Financial Underwritten Enhanced Lease Trust Class A3 Series 2025-CA	4.110%	4/20/2029	34,100	34,244
[3,4]	Stellantis Financial Underwritten Enhanced Lease Trust Class A4 Series 2025-AA	4.500%	3/20/2029	5,690	5,739
[3,4]	Stellantis Financial Underwritten Enhanced Lease Trust Class A4 Series 2025-BA	4.290%	6/20/2029	7,650	7,689
[3,4]	Stellantis Financial Underwritten Enhanced Lease Trust Class B Series 2025-AA	4.740%	4/20/2029	4,280	4,334
[3,4]	Stellantis Financial Underwritten Enhanced Lease Trust Class B Series 2025-BA	4.470%	7/20/2029	3,150	3,174
[3,4]	Stellantis Financial Underwritten Enhanced Lease Trust Class C Series 2025-BA	4.710%	1/22/2030	4,950	4,988
6

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Synchrony Card Funding LLC Class A Series 2023-A2	5.740%	10/15/2029	31,480	31,882
[4]	Synchrony Card Funding LLC Class A Series 2025-A2	4.490%	5/15/2031	25,556	25,889
[3,4]	Tesla Auto Lease Trust Class A3 Series 2024-A	5.300%	6/21/2027	4,542	4,554
[3,4]	Tesla Electric Vehicle Trust Class A3 Series 2023-1	5.380%	6/20/2028	9,502	9,593
[3,4]	Tesla Electric Vehicle Trust Class A4 Series 2023-1	5.380%	2/20/2029	1,720	1,750
[3,4]	Tesla Lease Electric Vehicle Securitization LLC Class A3 Series 2025-A	4.270%	11/20/2028	17,910	17,991
[3,4]	Tesla Lease Electric Vehicle Securitization LLC Class A4 Series 2025-A	4.370%	5/21/2029	4,480	4,510
[3,4]	Tesla Lease Electric Vehicle Securitization LLC Class B Series 2025-A	4.790%	6/20/2029	4,580	4,621
[3,4]	Tesla Lease Electric Vehicle Securitization LLC Class C Series 2025-A	5.090%	6/20/2029	6,350	6,403
[3,4]	T-Mobile US Trust Class A Series 2024-1A	5.050%	9/20/2029	18,980	19,105
[3,4]	T-Mobile US Trust Class A Series 2024-2A	4.250%	5/21/2029	21,310	21,405
[3,4]	T-Mobile US Trust Class A Series 2025-1A	4.740%	11/20/2029	22,480	22,785
[3,4]	T-Mobile US Trust Class A Series 2025-2A	4.340%	4/22/2030	25,740	25,939
[4]	Toyota Auto Receivables Owner Trust Class A3 Series 2023-B	4.710%	2/15/2028	5,792	5,814
[4]	Toyota Auto Receivables Owner Trust Class A3 Series 2023-C	5.160%	4/17/2028	4,239	4,265
[4]	Toyota Auto Receivables Owner Trust Class A3 Series 2024-A	4.830%	10/16/2028	16,184	16,289
[4]	Toyota Auto Receivables Owner Trust Class A3 Series 2024-D	4.400%	6/15/2029	11,950	12,027
[3,4]	Toyota Lease Owner Trust Class A3 Series 2024-A	5.250%	4/20/2027	2,841	2,848
[3,4]	Toyota Lease Owner Trust Class A3 Series 2025-A	4.750%	2/22/2028	32,280	32,573
[3,4]	Toyota Lease Owner Trust Class A3 Series 2025-B	3.960%	11/20/2028	28,140	28,204
[3,4]	Toyota Lease Owner Trust Class A4 Series 2024-A	5.260%	6/20/2028	2,930	2,943
[3,4]	Toyota Lease Owner Trust Class A4 Series 2024-B	4.250%	1/22/2029	12,370	12,412
[3,4]	Toyota Lease Owner Trust Class A4 Series 2025-A	4.810%	6/20/2029	9,800	9,917
[3,4]	Truist Bank Auto Credit-Linked Notes Class B Series 2025-1	4.728%	9/26/2033	15,211	15,284
[3,4]	US Bank C&I Credit-Linked Notes Class B1 Series 2025-SUP2	4.818%	9/25/2032	10,961	10,987
[3,4]	US Bank NA Class B Series 2023-1	6.789%	8/25/2032	695	702
[3,4]	US Bank NA Class B Series 2025-SUP1	5.582%	2/25/2032	14,166	14,266
[3,4]	USAA Auto Owner Trust Class A3 Series 2023-A	5.580%	5/15/2028	9,432	9,488
[3,4]	USB Auto Owner Trust Class A3 Series 2025-1A	4.490%	6/17/2030	15,880	15,999
[4]	Verizon Master Trust Class B Series 2024-4	5.400%	6/20/2029	5,560	5,591
[4]	Verizon Master Trust Class B Series 2024-6	4.420%	8/20/2030	19,770	19,883
[4]	Verizon Master Trust Class B Series 2025-3	4.770%	3/20/2030	15,860	15,995
[4]	Verizon Master Trust Class B Series 2025-5	4.420%	6/20/2031	8,550	8,602
[4]	Verizon Master Trust Class C Series 2023-7	4.610%	11/20/2029	4,330	4,341
[4]	Verizon Master Trust Class C Series 2024-4	5.600%	6/20/2029	7,824	7,869
[4]	Verizon Master Trust Class C Series 2025-1	5.090%	1/21/2031	1,530	1,558
[4]	Verizon Master Trust Class C Series 2025-3	4.900%	3/20/2030	5,940	5,986
[4]	Volkswagen Auto Lease Trust Class A3 Series 2024-A	5.210%	6/21/2027	21,880	22,000
[4]	Volkswagen Auto Lease Trust Class A3 Series 2025-A	4.500%	6/20/2028	25,510	25,749
[4]	Volkswagen Auto Lease Trust Class A3 Series 2025-B	4.010%	1/22/2029	34,890	34,983
[4]	Volkswagen Auto Lease Trust Class A4 Series 2025-A	4.560%	3/20/2030	8,860	8,962
[4]	Volkswagen Auto Loan Enhanced Trust Class A4 Series 2024-1	4.670%	6/20/2031	4,420	4,500
[3,4]	Volvo Financial Equipment LLC Class A3 Series 2024-1A	4.290%	10/16/2028	11,050	11,104
[3,4]	Volvo Financial Equipment LLC Class A3 Series 2025-1A	4.460%	5/15/2029	10,520	10,611
[3,4]	Volvo Financial Equipment LLC Class A3 Series 2025-2A	3.990%	12/17/2029	22,370	22,379
[3,4,5]	Voya CLO 2022-3 Ltd. Class A1R2 Series 2022-3A, TSFR3M + 1.130%	4.798%	10/20/2036	2,910	2,917
[4]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2019-C54	3.063%	12/15/2052	1,217	1,198
[3,4]	Wendy's Funding LLC Class A2II Series 2018-1A	3.884%	3/15/2048	11,368	11,217
[3,4]	Westlake Automobile Receivables Trust Class A3 Series 2025-2A	4.510%	5/15/2029	8,030	8,087
[3,4]	Westlake Automobile Receivables Trust Class A3 Series 2025-3A	4.220%	6/15/2029	23,760	23,837
[3,4]	Westlake Automobile Receivables Trust Class A3 Series 2026-1A	4.010%	7/16/2029	23,180	23,211
[3,4]	Westlake Automobile Receivables Trust Class B Series 2025-2A	4.630%	1/15/2031	5,640	5,684
[3,4]	Westlake Automobile Receivables Trust Class B Series 2025-3A	4.280%	7/15/2031	10,210	10,241
[3,4]	Westlake Automobile Receivables Trust Class B Series 2026-1A	4.200%	5/15/2031	8,070	8,070
[3,4]	Westlake Automobile Receivables Trust Class C Series 2026-1A	4.370%	6/16/2031	16,280	16,289
[3,4]	Westlake Automobile Receivables Trust Class D Series 2026-1A	4.750%	7/15/2031	9,160	9,172
[3,4]	Westlake Flooring Master Trust Class A Series 2025-1A	4.230%	10/15/2029	41,000	41,121
[3,4]	Westlake Flooring Master Trust Class B Series 2025-1A	4.840%	10/15/2029	4,090	4,094
[4]	World Omni Auto Receivables Trust Class A3 Series 2023-B	4.660%	5/15/2028	3,471	3,479
[4]	World Omni Automobile Lease Securitization Trust Class A3 Series 2024-A	5.260%	10/15/2027	14,075	14,156
[4]	World Omni Automobile Lease Securitization Trust Class A3 Series 2025-A	4.420%	4/17/2028	13,180	13,278
[4]	World Omni Automobile Lease Securitization Trust Class A4 Series 2025-A	4.490%	5/15/2030	6,900	6,963
[4]	World Omni Automobile Lease Securitization Trust Class B Series 2024-A	5.620%	9/17/2029	8,240	8,357
[4]	World Omni Select Auto Trust Class A2A Series 2025-A	4.140%	5/15/2030	15,150	15,194
[4]	World Omni Select Auto Trust Class A3 Series 2024-A	4.980%	2/15/2030	12,280	12,336
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $4,656,077)					4,684,766
7

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Bonds (57.2%)
Communications (2.3%)
	AT&T Inc.	1.700%	3/25/2026	43,444	43,309
	AT&T Inc.	2.950%	7/15/2026	5,010	4,987
	AT&T Inc.	1.650%	2/1/2028	4,468	4,271
	AT&T Inc.	4.100%	2/15/2028	46,000	46,103
	Expedia Group Inc.	5.000%	2/15/2026	27,451	27,449
[3]	NTT Finance Corp.	4.567%	7/16/2027	82,228	82,924
[3]	NTT Finance Corp.	1.591%	4/3/2028	13,191	12,530
[3]	NTT Finance Corp.	4.620%	7/16/2028	13,910	14,095
	Rogers Communications Inc.	3.200%	3/15/2027	12,430	12,319
	Take-Two Interactive Software Inc.	5.000%	3/28/2026	4,883	4,888
[9]	Telstra Group Ltd.	4.000%	4/19/2027	23,410	16,203
	T-Mobile USA Inc.	1.500%	2/15/2026	17,796	17,758
	T-Mobile USA Inc.	2.250%	2/15/2026	7,405	7,399
	T-Mobile USA Inc.	3.750%	4/15/2027	57,757	57,610
	TWDC Enterprises 18 Corp.	1.850%	7/30/2026	3,887	3,851
[9]	Vodafone Group plc	4.200%	12/13/2027	4,810	3,313
	Walt Disney Co.	3.700%	3/23/2027	847	846
					359,855
Consumer Discretionary (4.8%)
	American Honda Finance Corp.	4.550%	7/9/2027	25,570	25,808
[5]	American Honda Finance Corp., SOFR + 0.620%	4.311%	12/11/2026	70,000	70,137
[5]	American Honda Finance Corp., SOFR + 0.710%	4.375%	7/9/2027	37,260	37,361
[5]	American Honda Finance Corp., SOFR + 0.900%	4.642%	9/1/2028	48,000	48,203
[3]	BMW US Capital LLC	5.050%	4/2/2026	31,500	31,558
[3]	BMW US Capital LLC	4.150%	8/11/2027	14,770	14,823
[3,5]	BMW US Capital LLC, SOFR + 0.780%	4.462%	3/19/2027	24,000	24,100
	eBay Inc.	1.400%	5/10/2026	9,770	9,701
	Ford Motor Credit Co. LLC	2.700%	8/10/2026	2,676	2,654
	General Motors Co.	6.800%	10/1/2027	4,771	4,959
	General Motors Financial Co. Inc.	1.500%	6/10/2026	16,391	16,250
	General Motors Financial Co. Inc.	5.000%	4/9/2027	11,375	11,487
	General Motors Financial Co. Inc.	5.400%	5/8/2027	11,954	12,147
	General Motors Financial Co. Inc.	5.000%	7/15/2027	1,840	1,864
[5]	General Motors Financial Co. Inc., SOFR + 1.170%	4.845%	4/4/2028	47,140	47,271
	Hyatt Hotels Corp.	5.050%	3/30/2028	6,719	6,846
	Lennar Corp.	5.000%	6/15/2027	1,165	1,173
	Marriott International Inc.	3.125%	6/15/2026	3,664	3,652
	Marriott International Inc.	4.200%	7/15/2027	17,980	18,039
	Marriott International Inc.	5.000%	10/15/2027	5,055	5,136
[3]	Mercedes-Benz Finance North America LLC	4.800%	11/13/2026	37,010	37,264
[3]	Mercedes-Benz Finance North America LLC	4.750%	3/31/2028	27,955	28,368
	Ross Stores Inc.	0.875%	4/15/2026	20,000	19,876
[3]	Stellantis Financial Services US Corp.	4.950%	9/15/2028	9,690	9,825
[3,5]	Stellantis Financial Services US Corp., SOFR + 1.690%	5.374%	9/15/2028	36,120	36,303
[9]	Toyota Finance Australia Ltd.	4.450%	4/6/2026	16,520	11,509
[9]	Toyota Finance Australia Ltd.	5.000%	9/15/2026	6,040	4,217
[5,9]	Toyota Finance Australia Ltd., 3M Australian Bank Bill Rate + 0.900%	4.628%	9/17/2027	4,590	3,207
[5,9]	Toyota Finance Australia Ltd., 3M Australian Bank Bill Rate + 1.000%	4.747%	4/6/2026	15,050	10,488
	Toyota Motor Credit Corp.	4.500%	5/14/2027	9,040	9,128
	Toyota Motor Credit Corp.	4.350%	10/8/2027	7,785	7,861
[5]	Toyota Motor Credit Corp., SOFR + 0.720%	4.429%	9/5/2028	66,665	67,115
[9]	Volkswagen Financial Services Australia Pty Ltd.	4.950%	4/13/2026	8,540	5,950
[3]	Volkswagen Group of America Finance LLC	5.400%	3/20/2026	57,605	57,708
[3]	Volkswagen Group of America Finance LLC	4.450%	9/11/2027	690	692
[3,5]	Volkswagen Group of America Finance LLC, SOFR + 1.060%	4.849%	8/14/2026	40,610	40,734
					743,414
Consumer Staples (3.1%)
[3]	Alimentation Couche-Tard Inc.	4.148%	9/29/2028	8,920	8,925
	Altria Group Inc.	4.400%	2/14/2026	20,562	20,556
	Altria Group Inc.	2.625%	9/16/2026	31,934	31,680
	BAT Capital Corp.	3.557%	8/15/2027	28,570	28,392
	BAT International Finance plc	1.668%	3/25/2026	52,207	52,013
	BAT International Finance plc	4.448%	3/16/2028	19,653	19,811
	Campbell's Co.	5.300%	3/20/2026	33,072	33,098
[3,5]	Cargill Inc., SOFR + 0.610%	4.414%	2/11/2028	27,000	27,055
	Conagra Brands Inc.	5.300%	10/1/2026	7,847	7,903
	Constellation Brands Inc.	4.350%	5/9/2027	5,004	5,023
8

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Dollar General Corp.	4.125%	5/1/2028	15,999	16,029
	Kellanova	4.300%	5/15/2028	4,995	5,033
	Kraft Heinz Foods Co.	3.875%	5/15/2027	13,816	13,776
[3]	Mars Inc.	4.600%	3/1/2028	35,455	35,919
	McCormick & Co. Inc.	0.900%	2/15/2026	5,104	5,098
[3,5]	Mitsubishi Corp., SOFR + 0.700%	4.447%	9/9/2028	25,361	25,402
	Molson Coors Beverage Co.	3.000%	7/15/2026	15,819	15,756
	Philip Morris International Inc.	2.750%	2/25/2026	30,385	30,353
	Philip Morris International Inc.	4.750%	2/12/2027	7,115	7,184
	Philip Morris International Inc.	3.125%	8/17/2027	2,720	2,692
	Philip Morris International Inc.	4.375%	11/1/2027	7,838	7,912
	Philip Morris International Inc.	4.125%	4/28/2028	14,095	14,160
[5]	Philip Morris International Inc., SOFR + 0.830%	4.513%	4/28/2028	14,520	14,601
	Tyson Foods Inc.	3.550%	6/2/2027	57,794	57,453
					485,824
Energy (2.1%)
	Boardwalk Pipelines LP	5.950%	6/1/2026	3,690	3,696
	BP Capital Markets America Inc.	5.017%	11/17/2027	15,000	15,303
	Canadian Natural Resources Ltd.	3.850%	6/1/2027	12,016	12,006
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/2027	80,585	81,347
	ConocoPhillips Co.	4.400%	7/15/2027	10,000	10,061
	Empresa Nacional del Petroleo	3.750%	8/5/2026	2,874	2,848
	Enbridge Inc.	1.600%	10/4/2026	9,311	9,166
	Enbridge Inc.	5.250%	4/5/2027	6,998	7,095
	Enbridge Inc.	3.700%	7/15/2027	2,550	2,540
	Energy Transfer LP	3.900%	7/15/2026	24,201	24,188
	Energy Transfer LP	5.500%	6/1/2027	7,238	7,349
	Energy Transfer LP	4.000%	10/1/2027	1,327	1,327
	Energy Transfer LP	4.950%	5/15/2028	2,508	2,549
[3]	EQT Corp.	3.125%	5/15/2026	3,366	3,354
	EQT Corp.	3.900%	10/1/2027	10,026	9,990
	Galaxy Pipeline Assets Bidco Ltd.	1.750%	9/30/2027	14,714	14,393
	MPLX LP	1.750%	3/1/2026	2,606	2,601
	ONEOK Inc.	4.550%	7/15/2028	9,190	9,269
	SA Global Sukuk Ltd.	1.602%	6/17/2026	27,012	26,786
	Sabine Pass Liquefaction LLC	5.875%	6/30/2026	662	663
[3]	Schlumberger Holdings Corp.	4.500%	5/15/2028	30,050	30,300
[10]	Southern Gas Corridor CJSC	6.875%	3/24/2026	22,570	22,684
	Spectra Energy Partners LP	3.375%	10/15/2026	8,118	8,087
	Valero Energy Corp.	4.350%	6/1/2028	2,890	2,906
	Williams Cos. Inc.	5.400%	3/2/2026	18,360	18,383
					328,891
Financials (30.7%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.450%	10/29/2026	59,732	59,059
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.450%	4/15/2027	15,560	15,970
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/2027	2,448	2,435
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/15/2027	5,357	5,404
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/2028	4,400	4,388
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.875%	4/1/2028	1,991	2,023
	Aflac Inc.	1.125%	3/15/2026	2,564	2,556
	Air Lease Corp.	5.300%	6/25/2026	26,000	26,114
	Air Lease Corp.	1.875%	8/15/2026	11,539	11,401
	Air Lease Corp.	2.200%	1/15/2027	30,684	30,168
	Air Lease Corp.	3.625%	12/1/2027	4,847	4,805
	Air Lease Corp.	4.625%	10/1/2028	2,050	2,065
	Allstate Corp.	3.280%	12/15/2026	2,890	2,876
	American Express Co.	5.645%	4/23/2027	17,980	18,042
	American Express Co.	5.389%	7/28/2027	25,760	25,933
[5]	American Express Co., SOFR + 0.810%	4.476%	7/20/2029	36,350	36,454
[5]	American Express Co., SOFR + 0.930%	4.597%	7/26/2028	40,920	41,117
	Aon Corp. / Aon Global Holdings plc	2.850%	5/28/2027	7,697	7,595
[3]	Apollo Management Holdings LP	4.400%	5/27/2026	30,101	30,096
	Ares Capital Corp.	2.150%	7/15/2026	18,848	18,656
	Ares Capital Corp.	7.000%	1/15/2027	14,589	14,979
[3]	Athene Global Funding	5.684%	2/23/2026	19,498	19,515
[3]	Athene Global Funding	5.620%	5/8/2026	90,170	90,454
[3]	Athene Global Funding	4.950%	1/7/2027	15,430	15,556
[3,5]	Athene Global Funding, SOFR + 1.000%	4.682%	9/18/2028	24,600	24,627
[3,5]	Athene Global Funding, SOFR + 1.030%	4.776%	8/27/2026	22,150	22,214
9

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Aviation Capital Group LLC	3.500%	11/1/2027	11,031	10,891
[5]	Banco Santander SA, SOFR + 1.120%	4.785%	7/15/2028	29,800	29,988
	Bank of America Corp.	3.559%	4/23/2027	16,185	16,164
	Bank of America Corp.	1.734%	7/22/2027	12,650	12,517
	Bank of America Corp.	4.376%	4/27/2028	15,000	15,064
	Bank of America Corp.	4.948%	7/22/2028	7,574	7,679
	Bank of America Corp.	3.419%	12/20/2028	9,430	9,327
	Bank of America Corp.	4.979%	1/24/2029	11,565	11,779
	Bank of America Corp.	5.202%	4/25/2029	23,750	24,323
[5]	Bank of America Corp., SOFR + 0.830%	4.496%	1/24/2029	29,000	29,087
	Bank of Montreal	4.062%	9/22/2028	42,000	42,065
[5]	Bank of Montreal, SOFR + 0.750%	4.431%	9/22/2028	84,000	84,109
[5]	Bank of Montreal, SOFR + 0.860%	4.526%	1/27/2029	36,666	36,769
	Bank of New York Mellon Corp.	4.441%	6/9/2028	24,670	24,853
	Bank of New York Mellon Corp.	3.992%	6/13/2028	23,783	23,812
[5]	Bank of New York Mellon Corp., SOFR + 0.830%	4.496%	7/21/2028	60,500	60,767
	Bank of Nova Scotia	4.404%	9/8/2028	8,390	8,441
[5,7]	Bank of Nova Scotia	4.397%	2/2/2030	35,710	35,715
[5]	Bank of Nova Scotia, SOFR + 0.760%	4.444%	9/15/2028	53,716	53,776
[5]	Bank of Nova Scotia, SOFR + 0.890%	4.679%	2/14/2029	75,034	75,171
[3]	Banque Federative du Credit Mutuel SA	4.753%	7/13/2027	39,600	40,030
[3]	BNP Paribas SA	3.500%	11/16/2027	3,580	3,545
[3,5]	BNP Paribas SA, SOFR + 1.430%	5.239%	5/9/2029	14,550	14,703
[3]	BPCE SA	4.750%	7/19/2027	14,250	14,407
	Brookfield Finance Inc.	3.900%	1/25/2028	5,049	5,043
	Brown & Brown Inc.	4.600%	12/23/2026	43,818	44,069
	Brown & Brown Inc.	4.700%	6/23/2028	5,250	5,319
	Canadian Imperial Bank of Commerce	4.862%	1/13/2028	81,400	82,057
[5]	Canadian Imperial Bank of Commerce	4.466%	1/29/2030	48,750	48,817
[5]	Canadian Imperial Bank of Commerce, SOFR + 0.800%	4.506%	9/8/2028	39,651	39,744
	Charles Schwab Corp.	3.200%	3/2/2027	8,068	8,014
	Charles Schwab Corp.	2.450%	3/3/2027	3,750	3,698
	Charles Schwab Corp.	3.300%	4/1/2027	1,373	1,365
	Citibank NA	4.576%	5/29/2027	14,500	14,632
	Citibank NA	4.876%	11/19/2027	24,000	24,168
	Citigroup Inc.	4.643%	5/7/2028	16,581	16,708
	Citigroup Inc.	3.520%	10/27/2028	47,353	46,971
	Citigroup Inc.	4.786%	3/4/2029	14,000	14,199
[5]	Citigroup Inc., SOFR + 0.870%	4.576%	3/4/2029	37,600	37,670
	Citizens Bank NA/Providence RI	4.192%	1/29/2029	44,540	44,607
[5,9]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.320%	4.961%	8/20/2031	23,900	16,703
[5,9]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.900%	5.636%	4/14/2032	5,670	4,001
[3,5]	Commonwealth Bank of Australia, SOFR + 0.640%	4.319%	3/14/2028	22,371	22,466
[3]	Cooperatieve Rabobank UA	1.106%	2/24/2027	14,125	14,098
[3]	Cooperatieve Rabobank UA	4.655%	8/22/2028	9,665	9,754
	Corebridge Financial Inc.	3.650%	4/5/2027	52,604	52,374
[3]	Corebridge Global Funding	5.350%	6/24/2026	37,130	37,330
[3,5]	Corebridge Global Funding, SOFR + 0.750%	4.416%	1/7/2028	16,000	16,014
[3]	Credit Agricole SA	4.631%	9/11/2028	14,956	15,069
[3,5]	Credit Agricole SA, SOFR + 1.130%	4.795%	1/9/2029	22,610	22,730
	Equifax Inc.	5.100%	12/15/2027	4,843	4,932
	Equifax Inc.	5.100%	6/1/2028	8,190	8,365
[3]	Equitable America Global Funding	3.950%	9/15/2027	12,278	12,263
[3,5]	Equitable America Global Funding, SOFR + 0.710%	4.394%	9/15/2027	25,278	25,316
[3]	Equitable Financial Life Global Funding	1.400%	8/27/2027	1,192	1,145
	Fifth Third Bank NA	4.967%	1/28/2028	17,200	17,349
[5]	Fifth Third Bank NA, SOFR + 0.810%	4.476%	1/28/2028	30,040	30,085
	Fiserv Inc.	2.250%	6/1/2027	4,725	4,614
[3]	GA Global Funding Trust	4.400%	9/23/2027	19,704	19,777
	GATX Corp.	3.250%	9/15/2026	19,045	18,943
	GATX Corp.	3.850%	3/30/2027	2,111	2,107
	Global Payments Inc.	1.200%	3/1/2026	10,000	9,978
	Global Payments Inc.	4.800%	4/1/2026	4,648	4,650
	Global Payments Inc.	2.150%	1/15/2027	5,010	4,923
	Goldman Sachs Bank USA	5.414%	5/21/2027	25,000	25,104
	Goldman Sachs Group Inc.	1.542%	9/10/2027	51,027	50,266
	Goldman Sachs Group Inc.	4.148%	1/21/2029	71,430	71,481
	Goldman Sachs Group Inc.	4.223%	5/1/2029	8,500	8,518
[5]	Goldman Sachs Group Inc., SOFR + 0.920%	4.586%	10/21/2029	25,000	25,067
[3]	HPS Corporate Lending Fund	5.300%	6/5/2027	36,381	36,559
10

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	HSBC Holdings plc	4.041%	3/13/2028	37,243	37,239
	HSBC Holdings plc	5.597%	5/17/2028	65,365	66,599
	HSBC Holdings plc	4.755%	6/9/2028	7,875	7,945
	HSBC Holdings plc	2.013%	9/22/2028	8,985	8,689
	HSBC Holdings plc	7.390%	11/3/2028	7,000	7,387
	HSBC Holdings plc	5.130%	11/19/2028	13,000	13,233
[5]	HSBC Holdings plc, SOFR + 1.030%	4.777%	3/3/2029	25,560	25,651
[5]	HSBC Holdings plc, SOFR + 1.040%	4.822%	11/19/2028	21,600	21,701
	Huntington National Bank	4.871%	4/12/2028	45,848	46,240
[5]	Huntington National Bank, SOFR + 0.720%	4.386%	4/12/2028	75,000	75,008
	ING Groep NV	3.950%	3/29/2027	25,518	25,533
	ING Groep NV	4.017%	3/28/2028	25,360	25,370
	Jefferies Financial Group Inc.	4.750%	8/11/2026	54,620	54,425
	JPMorgan Chase & Co.	1.470%	9/22/2027	15,000	14,761
	JPMorgan Chase & Co.	2.947%	2/24/2028	7,570	7,489
[5]	JPMorgan Chase & Co., SOFR + 0.800%	4.466%	1/24/2029	29,520	29,613
[5]	JPMorgan Chase & Co., SOFR + 0.860%	4.526%	10/22/2028	28,564	28,688
[5]	JPMorgan Chase & Co., SOFR + 0.930%	4.596%	7/22/2028	56,000	56,303
	Lloyds Banking Group plc	5.462%	1/5/2028	26,794	27,137
	Lloyds Banking Group plc	4.375%	3/22/2028	6,582	6,628
	Lloyds Banking Group plc	3.574%	11/7/2028	7,280	7,223
[5]	Lloyds Banking Group plc, SOFR + 1.060%	4.824%	11/26/2028	68,743	69,105
[3]	LSEG Finance plc	1.375%	4/6/2026	9,000	8,958
	Manufacturers & Traders Trust Co.	4.762%	7/6/2028	44,619	45,034
[5]	Marsh & McLennan Cos. Inc., SOFR + 0.700%	4.509%	11/8/2027	18,520	18,599
	Mitsubishi UFJ Financial Group Inc.	4.080%	4/19/2028	40,000	40,040
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/2028	7,665	7,771
	Morgan Stanley	1.512%	7/20/2027	5,581	5,517
[5]	Morgan Stanley	4.464%	1/9/2030	35,000	34,914
	Morgan Stanley Bank NA	5.504%	5/26/2028	14,060	14,329
	Morgan Stanley Bank NA	5.016%	1/12/2029	4,694	4,783
[5]	Morgan Stanley Bank NA, SOFR + 0.900%	4.566%	1/12/2029	38,130	38,291
	Morgan Stanley Private Bank NA	4.466%	7/6/2028	44,450	44,731
	Morgan Stanley Private Bank NA	4.204%	11/17/2028	6,000	6,017
[5,7]	Morgan Stanley Private Bank NA, SOFR + 0.770%	4.437%	2/8/2030	40,000	39,982
	Nasdaq Inc.	3.850%	6/30/2026	6,000	5,994
	National Bank of Canada	4.702%	3/5/2027	65,120	65,154
	National Bank of Canada	5.600%	7/2/2027	19,145	19,271
	National Bank of Canada	4.950%	2/1/2028	55,450	55,940
	National Bank of Canada	4.166%	1/20/2029	42,500	42,589
[3,5]	NatWest Markets plc, SOFR + 0.800%	4.614%	11/6/2028	17,750	17,767
	Nomura Holdings Inc.	1.653%	7/14/2026	2,210	2,187
	Nomura Holdings Inc.	2.329%	1/22/2027	23,443	23,079
	Nomura Holdings Inc.	5.594%	7/2/2027	8,986	9,166
	Nomura Holdings Inc.	5.386%	7/6/2027	4,700	4,777
[5]	PayPal Holdings Inc., SOFR + 0.670%	4.376%	3/6/2028	21,000	21,061
[3]	Penske Truck Leasing Co. LP / PTL Finance Corp.	1.700%	6/15/2026	10,365	10,275
[3]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.400%	11/15/2026	2,275	2,262
[3]	Penske Truck Leasing Co. LP / PTL Finance Corp.	5.350%	1/12/2027	5,010	5,068
[3]	Penske Truck Leasing Co. LP / PTL Finance Corp.	5.875%	11/15/2027	5,519	5,673
[3]	Penske Truck Leasing Co. LP / PTL Finance Corp.	5.700%	2/1/2028	3,384	3,479
	PNC Bank NA	4.429%	7/21/2028	31,380	31,598
	PNC Financial Services Group Inc.	5.102%	7/23/2027	37,204	37,391
	PNC Financial Services Group Inc.	6.615%	10/20/2027	1,000	1,018
	PNC Financial Services Group Inc.	4.075%	1/26/2029	50,060	50,127
	RenaissanceRe Finance Inc.	3.450%	7/1/2027	4,600	4,571
	Royal Bank of Canada	4.715%	3/27/2028	7,000	7,060
	Royal Bank of Canada	3.995%	11/3/2028	19,500	19,509
[5]	Royal Bank of Canada, SOFR + 0.790%	4.456%	7/23/2027	7,550	7,564
[5]	Royal Bank of Canada, SOFR + 0.830%	4.496%	1/24/2029	41,228	41,332
[5]	Royal Bank of Canada, SOFR + 0.860%	4.526%	10/18/2028	55,000	55,190
	Sixth Street Specialty Lending Inc.	2.500%	8/1/2026	4,565	4,517
[3]	Societe Generale SA	5.250%	2/19/2027	22,200	22,461
[3,5]	Societe Generale SA	4.762%	4/12/2030	42,000	42,054
[3,5]	Standard Chartered plc, SOFR + 1.240%	4.906%	1/21/2029	15,020	15,140
	State Street Corp.	4.543%	4/24/2028	9,130	9,206
[5]	State Street Corp., SOFR + 0.640%	4.306%	10/22/2027	19,500	19,588
	Suci Second Investment Co.	4.375%	9/10/2027	35,713	35,762
[5]	Sumitomo Mitsui Financial Group Inc.	4.418%	1/15/2029	21,000	21,016
[3,5]	Sumitomo Mitsui Trust Bank Ltd., SOFR + 0.750%	4.452%	9/11/2028	25,360	25,445
11

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,5]	Sumitomo Mitsui Trust Bank Ltd., SOFR + 0.980%	4.685%	9/10/2027	36,860	37,201
	Toronto-Dominion Bank	4.568%	12/17/2026	46,565	46,875
[5]	Toronto-Dominion Bank, SOFR + 0.750%	4.416%	10/13/2028	26,000	26,047
[5]	Toronto-Dominion Bank, SOFR + 0.820%	4.486%	1/31/2028	33,636	33,793
	Truist Bank	4.671%	5/20/2027	36,237	36,296
	Truist Bank	4.420%	7/24/2028	72,140	72,538
	Truist Bank	4.144%	1/27/2029	38,770	38,812
	Truist Bank	4.136%	10/23/2029	17,000	16,986
	Truist Financial Corp.	6.047%	6/8/2027	28,162	28,355
	UBS AG	4.864%	1/10/2028	55,770	56,255
[3]	UBS Group AG	1.305%	2/2/2027	14,420	14,420
[3]	UBS Group AG	1.494%	8/10/2027	22,500	22,194
[3]	UBS Group AG	3.869%	1/12/2029	18,971	18,874
[3,5]	UBS Group AG, SOFR + 0.840%	4.521%	12/23/2029	72,139	72,146
	US Bancorp	6.787%	10/26/2027	49,923	50,952
	US Bank NA	4.730%	5/15/2028	37,537	37,895
[5]	US Bank NA, SOFR + 0.690%	4.356%	10/22/2027	36,000	36,046
	Voya Financial Inc.	3.650%	6/15/2026	9,402	9,388
	Wells Fargo & Co.	3.196%	6/17/2027	18,500	18,444
	Wells Fargo & Co.	4.900%	1/24/2028	45,850	46,239
	Wells Fargo & Co.	3.526%	3/24/2028	6,562	6,526
[5]	Wells Fargo & Co.	4.406%	1/23/2030	55,260	55,228
[5]	Wells Fargo & Co., SOFR + 0.880%	4.564%	9/15/2029	48,409	48,625
					4,793,905
Health Care (2.2%)
	AbbVie Inc.	2.950%	11/21/2026	17,356	17,237
	Baxter International Inc.	1.915%	2/1/2027	6,443	6,310
	Becton Dickinson & Co.	3.700%	6/6/2027	5,002	4,986
	Becton Dickinson & Co.	4.693%	2/13/2028	7,980	8,089
	Cencora Inc.	3.450%	12/15/2027	5,605	5,551
	CVS Health Corp.	5.000%	2/20/2026	21,822	21,805
	CVS Health Corp.	2.875%	6/1/2026	41,620	41,460
	Elevance Health Inc.	4.500%	10/30/2026	17,700	17,783
	Elevance Health Inc.	3.650%	12/1/2027	13,716	13,652
	Elevance Health Inc.	4.101%	3/1/2028	12,196	12,215
	Elevance Health Inc.	4.000%	9/15/2028	38,485	38,447
	GE HealthCare Technologies Inc.	5.650%	11/15/2027	17,000	17,478
	HCA Inc.	5.250%	6/15/2026	10,000	10,011
	HCA Inc.	4.500%	2/15/2027	23,907	23,959
	HCA Inc.	5.200%	6/1/2028	13,062	13,382
[5]	HCA Inc., SOFR + 0.870%	4.612%	3/1/2028	13,200	13,252
[3]	Highmark Inc.	1.450%	5/10/2026	7,300	7,238
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/2026	33,287	33,138
	UnitedHealth Group Inc.	3.700%	5/15/2027	4,822	4,812
	Zimmer Biomet Holdings Inc.	4.700%	2/19/2027	37,500	37,812
					348,617
Industrials (2.5%)
[3]	BAE Systems plc	5.000%	3/26/2027	14,828	15,001
	Boeing Co.	2.750%	2/1/2026	3,690	3,690
	Boeing Co.	2.196%	2/4/2026	5,000	5,000
	Boeing Co.	2.700%	2/1/2027	19,462	19,223
	Boeing Co.	5.040%	5/1/2027	34,806	35,171
	Boeing Co.	6.259%	5/1/2027	3,890	3,989
	Boeing Co.	3.250%	2/1/2028	30,000	29,555
	Boeing Co.	3.250%	3/1/2028	16,111	15,868
[9]	Brisbane Airport Corp. Pty Ltd.	3.100%	6/30/2026	4,160	2,882
	CNH Industrial Capital LLC	4.500%	10/8/2027	17,331	17,447
	CNH Industrial Capital LLC	4.750%	3/21/2028	18,203	18,414
[3]	Daimler Truck Finance North America LLC	5.000%	1/15/2027	14,925	15,091
[3]	Daimler Truck Finance North America LLC	5.125%	9/25/2027	9,677	9,836
[3,7]	Fedex Freight Holding Co. Inc.	4.300%	3/15/2029	6,550	6,555
	Huntington Ingalls Industries Inc.	3.483%	12/1/2027	26,139	25,879
	Ingersoll Rand Inc.	5.197%	6/15/2027	28,270	28,714
[9]	Lonsdale Finance Pty Ltd.	2.450%	11/20/2026	22,710	15,543
	Northrop Grumman Corp.	3.200%	2/1/2027	15,400	15,314
[9]	Qantas Airways Ltd.	4.750%	10/12/2026	3,590	2,502
	RTX Corp.	3.500%	3/15/2027	16,633	16,557
	RTX Corp.	3.125%	5/4/2027	51,539	51,060
	Southwest Airlines Co.	5.125%	6/15/2027	19,296	19,530
12

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Southwest Airlines Co.	4.375%	11/15/2028	5,429	5,459
[9]	WSO Finance Pty Ltd.	4.500%	3/31/2027	10,970	7,634
[5,9]	WSO Finance Pty Ltd., 3M Australian Bank Bill Rate + 2.000%	5.736%	7/14/2026	2,280	1,588
					387,502
Materials (1.4%)
	Corp. Nacional del Cobre de Chile	3.625%	8/1/2027	20,914	20,741
	Ecolab Inc.	2.700%	11/1/2026	10,770	10,688
[3]	Glencore Funding LLC	4.000%	3/27/2027	32,343	32,348
[3]	Glencore Funding LLC	3.875%	10/27/2027	25,063	24,994
[3,5]	Glencore Funding LLC, SOFR + 0.750%	4.425%	10/1/2026	25,000	25,039
	Nutrien Ltd.	4.000%	12/15/2026	10,636	10,645
	Nutrien Ltd.	4.500%	3/12/2027	23,580	23,707
	Owens Corning	5.500%	6/15/2027	6,655	6,783
[5]	Rio Tinto Finance USA plc, SOFR + 0.840%	4.524%	3/14/2028	26,030	26,230
	Sherwin-Williams Co.	4.550%	3/1/2028	7,657	7,754
	Sonoco Products Co.	4.450%	9/1/2026	16,485	16,525
	Sonoco Products Co.	2.250%	2/1/2027	8,269	8,133
					213,587
Real Estate (2.3%)
	Alexandria Real Estate Equities Inc.	3.950%	1/15/2027	22,631	22,622
	American Homes 4 Rent LP	4.250%	2/15/2028	10,855	10,860
	American Tower Corp.	1.600%	4/15/2026	9,817	9,770
	American Tower Corp.	3.375%	10/15/2026	7,254	7,221
	American Tower Corp.	2.750%	1/15/2027	8,541	8,450
	American Tower Corp.	3.550%	7/15/2027	2,256	2,241
	American Tower Corp.	3.600%	1/15/2028	10,802	10,715
	American Tower Corp.	5.500%	3/15/2028	5,000	5,139
	Boston Properties LP	3.650%	2/1/2026	4,158	4,158
	Boston Properties LP	6.750%	12/1/2027	2,220	2,321
	Brixmor Operating Partnership LP	4.125%	6/15/2026	20,632	20,632
	Brixmor Operating Partnership LP	2.250%	4/1/2028	5,949	5,725
[9]	BWP Property Group Ltd.	3.300%	4/10/2026	5,030	3,502
	Camden Property Trust	5.850%	11/3/2026	1,875	1,899
	COPT Defense Properties LP	2.250%	3/15/2026	7,222	7,206
	Crown Castle Inc.	3.650%	9/1/2027	8,071	8,018
	Crown Castle Inc.	5.000%	1/11/2028	5,341	5,425
	CubeSmart LP	3.125%	9/1/2026	9,592	9,532
	Digital Realty Trust LP	3.700%	8/15/2027	19,129	19,045
	Digital Realty Trust LP	5.550%	1/15/2028	36,570	37,580
	DOC DR LLC	4.300%	3/15/2027	4,096	4,104
	DOC DR LLC	3.950%	1/15/2028	11,209	11,189
	ERP Operating LP	2.850%	11/1/2026	3,346	3,320
	Essex Portfolio LP	3.375%	4/15/2026	7,631	7,619
	Extra Space Storage LP	3.500%	7/1/2026	23,369	23,309
	Extra Space Storage LP	3.875%	12/15/2027	17,991	17,948
	Healthpeak OP LLC	1.350%	2/1/2027	7,857	7,658
	Kite Realty Group LP	4.000%	10/1/2026	5,036	5,027
	Mid-America Apartments LP	3.600%	6/1/2027	11,119	11,077
	Omega Healthcare Investors Inc.	4.750%	1/15/2028	5,816	5,866
	Prologis LP	3.250%	10/1/2026	3,750	3,734
	Realty Income Corp.	4.450%	9/15/2026	3,750	3,756
	Realty Income Corp.	4.125%	10/15/2026	7,609	7,612
	Simon Property Group LP	3.250%	11/30/2026	5,874	5,848
	Tanger Properties LP	3.875%	7/15/2027	10,000	9,952
	Ventas Realty LP	3.250%	10/15/2026	3,330	3,311
	Weyerhaeuser Co.	4.750%	5/15/2026	9,740	9,756
	WP Carey Inc.	4.250%	10/1/2026	14,567	14,579
					357,726
Technology (3.4%)
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/2028	21,005	20,879
	Broadcom Inc.	3.459%	9/15/2026	3,993	3,984
	Dell International LLC / EMC Corp.	4.900%	10/1/2026	47,206	47,401
	Dell International LLC / EMC Corp.	4.750%	4/1/2028	13,993	14,190
	Hewlett Packard Enterprise Co.	4.450%	9/25/2026	79,002	79,246
	Hewlett Packard Enterprise Co.	4.050%	9/15/2027	6,276	6,281
	Hewlett Packard Enterprise Co.	4.400%	9/25/2027	6,264	6,299
[5]	Hewlett Packard Enterprise Co., SOFR + 0.960%	4.644%	9/15/2028	12,000	12,038
	HP Inc.	1.450%	6/17/2026	7,350	7,279
	HP Inc.	4.750%	1/15/2028	9,193	9,310
13

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	IBM International Capital Pte Ltd.	4.600%	2/5/2027	2,316	2,332
	Intel Corp.	4.875%	2/10/2026	15,336	15,335
	Intel Corp.	2.600%	5/19/2026	25,659	25,560
	Intel Corp.	3.750%	3/25/2027	10,777	10,747
	Intel Corp.	3.150%	5/11/2027	1,910	1,890
	Intel Corp.	3.750%	8/5/2027	22,000	21,908
	Intel Corp.	4.875%	2/10/2028	20,912	21,242
	International Business Machines Corp.	2.200%	2/9/2027	10,939	10,766
	Kyndryl Holdings Inc.	2.050%	10/15/2026	884	872
	NXP BV / NXP Funding LLC / NXP USA Inc.	3.875%	6/18/2026	55,003	54,969
	Oracle Corp.	2.650%	7/15/2026	19,780	19,642
	Oracle Corp.	2.800%	4/1/2027	27,772	27,295
	Oracle Corp.	3.250%	11/15/2027	14,500	14,218
	Oracle Corp.	2.300%	3/25/2028	19,130	18,266
[5]	Oracle Corp., SOFR + 0.760%	4.602%	8/3/2028	18,760	18,432
	Synopsys Inc.	4.550%	4/1/2027	39,808	40,107
	VMware LLC	3.900%	8/21/2027	2,087	2,090
	Workday Inc.	3.500%	4/1/2027	17,264	17,176
					529,754
Utilities (2.4%)
[9]	AGI Finance Pty Ltd.	2.119%	6/24/2027	9,430	6,342
	Ameren Corp.	3.650%	2/15/2026	8,820	8,817
	Arizona Public Service Co.	2.950%	9/15/2027	4,273	4,204
[9]	Ausgrid Finance Pty Ltd.	1.814%	2/5/2027	23,820	16,122
[9]	AusNet Services Holdings Pty Ltd.	4.400%	8/16/2027	3,940	2,728
[5]	Consolidated Edison Co. of New York Inc., SOFR + 0.520%	4.302%	11/18/2027	22,240	22,279
	Constellation Energy Generation LLC	3.900%	1/8/2028	25,090	25,065
	DTE Electric Co.	4.250%	5/14/2027	7,230	7,279
	DTE Energy Co.	4.950%	7/1/2027	15,163	15,354
	Duke Energy Corp.	4.300%	3/15/2028	4,916	4,949
	Entergy Corp.	2.950%	9/1/2026	4,019	3,995
[3]	Evergy Missouri West Inc.	5.150%	12/15/2027	11,051	11,250
	ITC Holdings Corp.	3.250%	6/30/2026	25,821	25,727
[3]	ITC Holdings Corp.	4.950%	9/22/2027	9,022	9,131
	ITC Holdings Corp.	3.350%	11/15/2027	51,071	50,576
[3]	Jersey Central Power & Light Co.	4.150%	1/15/2029	11,990	11,985
	National Fuel Gas Co.	5.500%	10/1/2026	1,057	1,066
[9]	Network Finance Co. Pty Ltd.	2.250%	11/11/2026	9,980	6,829
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/2027	4,931	4,908
	NextEra Energy Capital Holdings Inc.	4.625%	7/15/2027	11,581	11,699
	NextEra Energy Capital Holdings Inc.	4.685%	9/1/2027	14,710	14,876
	NiSource Inc.	3.490%	5/15/2027	2,060	2,048
	Pinnacle West Capital Corp.	4.900%	5/15/2028	19,316	19,672
	PPL Capital Funding Inc.	3.100%	5/15/2026	20,555	20,506
	San Diego Gas & Electric Co.	2.500%	5/15/2026	24,149	24,058
	Southern California Edison Co.	4.400%	9/6/2026	9,050	9,062
[9]	United Energy Distribution Pty Ltd.	2.200%	10/29/2026	5,870	4,020
[9]	Victoria Power Networks Finance Pty Ltd.	1.603%	4/21/2026	11,500	7,963
[4]	Virginia Power Fuel Securitization LLC	5.088%	5/1/2029	4,839	4,867
[3]	Vistra Operations Co. LLC	5.050%	12/30/2026	4,080	4,116
[3]	Vistra Operations Co. LLC	3.700%	1/30/2027	2,260	2,250
	Wisconsin Power & Light Co.	3.050%	10/15/2027	9,719	9,579
					373,322
Total Corporate Bonds (Cost $8,871,206)					8,922,397
Sovereign Bonds (2.6%)
[3]	Caisse d'Amortissement de la Dette Sociale	4.875%	9/19/2026	35,437	35,670
	Caisse d'Amortissement de la Dette Sociale	4.250%	1/24/2027	21,801	21,911
	CDP Financial Inc.	1.000%	5/26/2026	12,800	12,686
[3]	CDP Financial Inc.	1.000%	5/26/2026	14,800	14,669
	Dominican Republic	5.950%	1/25/2027	17,601	17,832
[4]	Dominican Republic	8.625%	4/20/2027	2,993	3,076
	Kingdom of Morocco	2.375%	12/15/2027	5,350	5,151
	Ontario Teachers' Finance Trust	0.875%	9/21/2026	30,633	30,074
	Province of Alberta	2.050%	8/17/2026	30,720	30,460
	Province of British Columbia	0.900%	7/20/2026	60,875	60,061
	Republic of Chile	2.750%	1/31/2027	12,945	12,767
	Republic of Guatemala	4.500%	5/3/2026	1,651	1,647
	Republic of Guatemala	4.375%	6/5/2027	8,421	8,377
14

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Paraguay	5.000%	4/15/2026	3,946	3,950
	Republic of Poland	3.250%	4/6/2026	24,667	24,631
[11]	Republic of Serbia	3.125%	5/15/2027	15,880	18,785
	Republic of South Africa	4.875%	4/14/2026	7,510	7,510
	Republic of South Africa	4.850%	9/27/2027	21,470	21,661
[11]	State of Israel	5.000%	10/30/2026	21,754	26,196
[11]	State of Israel	1.500%	1/18/2027	2,905	3,399
	Sultanate of Oman	4.750%	6/15/2026	30,136	30,163
	Sultanate of Oman	5.375%	3/8/2027	4,261	4,308
	Sultanate of Oman	6.750%	10/28/2027	7,500	7,790
Total Sovereign Bonds (Cost $399,539)					402,774
				Shares
Temporary Cash Investments (8.8%)
Money Market Fund (0.6%)
[12]	Vanguard Market Liquidity Fund	3.704%		917,084	91,708
			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (8.2%)
[2,13]	United States Treasury Bill	3.534%–3.556%	1/21/2027	1,319,078	1,275,748
Total Temporary Cash Investments (Cost $1,366,809)					1,367,456
Total Investments (100.1%) (Cost $15,518,120)					15,601,793
Other Assets and Liabilities—Net (-0.1%)					(20,185)
Net Assets (100%)					15,581,608
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $5,399 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $9,314 have been segregated as collateral for open forward currency contracts.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2026, the aggregate value was $4,601,702, representing 29.5% of net assets.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Security value determined using significant unobservable inputs.
7	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2026.
8	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
9	Face amount denominated in Australian dollars.
10	Guaranteed by the Republic of Azerbaijan.
11	Face amount denominated in euro.
12	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
13	Securities with a value of $2,943 have been segregated as initial margin for open futures contracts.
3M—3-month.
CLO—Collateralized Loan Obligation.
DAC—Designated Activity Company.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
15

Ultra-Short-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2026	3,222	671,762	27

Short Futures Contracts
5-Year U.S. Treasury Note	March 2026	(2,089)	(227,554)	968
AUD 3-Year Treasury Bond	March 2026	(199)	(14,520)	10
Euro-Schatz	March 2026	(196)	(24,837)	(4)
				974
				1,001

Forward Currency Contracts
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
			Receive		Deliver
Toronto-Dominion Bank	3/18/2026	USD	110,198	AUD	166,506	—	(5,733)
State Street Bank & Trust Co.	3/18/2026	USD	23,824	AUD	35,875	—	(1,154)
JPMorgan Chase Bank, N.A.	3/18/2026	USD	14,100	AUD	21,334	—	(753)
Toronto-Dominion Bank	3/18/2026	USD	47,490	EUR	40,605	—	(753)
Toronto-Dominion Bank	3/18/2026	USD	522	GBP	392	—	(15)
						—	(8,408)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
12/22/2026	N/A	2,235,000	3.434[1]	(3.690)[2]	(2,286)	(2,197)
12/22/2027	N/A	617,500	3.690[3]	(3.278)[4]	1,417	1,341
					(869)	(856)
1 Interest payment received/(paid) at maturity.
2 Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/(paid) at maturity.
3 Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/(paid) annually.
4 Interest payment received/(paid) annually.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Ultra-Short-Term Bond Fund
Statement of Assets and Liabilities
As of January 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $15,426,412)	15,510,085
Affiliated Issuers (Cost $91,708)	91,708
Total Investments in Securities	15,601,793
Investment in Vanguard	367
Foreign Currency, at Value (Cost $1,851)	1,890
Receivables for Accrued Income	87,607
Receivables for Capital Shares Issued	23,016
Total Assets	15,714,673
Liabilities
Due to Custodian	538
Payables for Investment Securities Purchased	89,198
Payables for Capital Shares Redeemed	34,235
Payables to Vanguard	628
Variation Margin Payable—Futures Contracts	54
Unrealized Depreciation—Forward Currency Contracts	8,408
Variation Margin Payable—Centrally Cleared Swap Contracts	4
Total Liabilities	133,065
Net Assets	15,581,608
At January 31, 2026, net assets consisted of:

Paid-in Capital	15,665,366
Total Distributable Earnings (Loss)	(83,758)
Net Assets	15,581,608

Investor Shares—Net Assets
Applicable to 26,827,482 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	270,329
Net Asset Value Per Share—Investor Shares	$10.08

Admiral™ Shares—Net Assets
Applicable to 759,561,156 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,311,279
Net Asset Value Per Share—Admiral Shares	$20.16

See accompanying Notes, which are an integral part of the Financial Statements.
17

Ultra-Short-Term Bond Fund
Statement of Operations

Year Ended January 31, 2026
($000)
Investment Income
Income
Interest[1]	700,982
Total Income	700,982
Expenses
The Vanguard Group—Note C
Investment Advisory Services	2,768
Management and Administrative—Investor Shares	469
Management and Administrative—Admiral Shares	9,060
Marketing and Distribution—Investor Shares	19
Marketing and Distribution—Admiral Shares	805
Custodian Fees	84
Auditing Fees	37
Shareholders’ Reports and Proxy Fees—Investor Shares	7
Shareholders’ Reports and Proxy Fees—Admiral Shares	164
Trustees’ Fees and Expenses	9
Other Expenses	23
Total Expenses	13,445
Net Investment Income	687,537
Realized Net Gain (Loss)
Investment Securities Sold[1]	30,696
Futures Contracts	(12,692)
Options Purchased	(200)
Options Written	405
Swap Contracts	(1,729)
Forward Currency Contracts	(5,019)
Foreign Currencies	404
Realized Net Gain (Loss)	11,865
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	28,971
Futures Contracts	795
Swap Contracts	1,190
Forward Currency Contracts	(9,215)
Foreign Currencies	178
Change in Unrealized Appreciation (Depreciation)	21,919
Net Increase (Decrease) in Net Assets Resulting from Operations	721,321
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,724, ($10), and less than $1, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
18

Ultra-Short-Term Bond Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	687,537	651,410
Realized Net Gain (Loss)	11,865	34,110
Change in Unrealized Appreciation (Depreciation)	21,919	7,317
Net Increase (Decrease) in Net Assets Resulting from Operations	721,321	692,837
Distributions
Investor Shares	(11,586)	(14,678)
Admiral Shares	(617,183)	(639,124)
Total Distributions	(628,769)	(653,802)
Capital Share Transactions
Investor Shares	(23,855)	(29,971)
Admiral Shares	1,919,790	1,434,498
Net Increase (Decrease) from Capital Share Transactions	1,895,935	1,404,527
Total Increase (Decrease)	1,988,487	1,443,562
Net Assets
Beginning of Period	13,593,121	12,149,559
End of Period	15,581,608	13,593,121

See accompanying Notes, which are an integral part of the Financial Statements.
19

Ultra-Short-Term Bond Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$10.02	$9.98	$9.89	$9.99	$10.08
Investment Operations
Net Investment Income[1]	.463	.501	.402	.141	.047
Net Realized and Unrealized Gain (Loss) on Investments	.022	.040	.107	(.093)	(.086)
Total from Investment Operations	.485	.541	.509	.048	(.039)
Distributions
Dividends from Net Investment Income	(.425)	(.501)	(.419)	(.148)	(.050)
Distributions from Realized Capital Gains	—	—	—	—	(.001)
Total Distributions	(.425)	(.501)	(.419)	(.148)	(.051)
Net Asset Value, End of Period	$10.08	$10.02	$9.98	$9.89	$9.99
Total Return[2]	4.94%	5.56%	5.26%	0.49%	-0.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$270	$292	$322	$503	$677
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%[3]	0.20%[3]	0.20%[3]	0.20%
Ratio of Net Investment Income to Average Net Assets	4.61%	5.00%	4.05%	1.42%	0.47%
Portfolio Turnover Rate	82%	69%	91%	61%	57%[4]
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 1% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
20

Ultra-Short-Term Bond Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$20.03	$19.97	$19.78	$19.99	$20.15
Investment Operations
Net Investment Income[1]	.946	1.021	.836	.294	.113
Net Realized and Unrealized Gain (Loss) on Investments	.053	.062	.212	(.188)	(.152)
Total from Investment Operations	.999	1.083	1.048	.106	(.039)
Distributions
Dividends from Net Investment Income	(.869)	(1.023)	(.858)	(.316)	(.119)
Distributions from Realized Capital Gains	—	—	—	—	(.002)
Total Distributions	(.869)	(1.023)	(.858)	(.316)	(.121)
Net Asset Value, End of Period	$20.16	$20.03	$19.97	$19.78	$19.99
Total Return[2]	5.10%	5.56%	5.42%	0.54%	-0.20%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,311	$13,301	$11,828	$13,489	$19,476
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%[3]	0.10%[3]	0.10%[3]	0.10%
Ratio of Net Investment Income to Average Net Assets	4.71%	5.10%	4.21%	1.49%	0.56%
Portfolio Turnover Rate	82%	69%	91%	61%	57%[4]
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 1% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
21

Ultra-Short-Term Bond Fund
Notes to Financial Statements
Vanguard Ultra-Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2026, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets, based on the average market values at each quarter-end during the period. The fund had no open swaption contracts at January 31, 2026.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
22

Ultra-Short-Term Bond Fund
During the year ended January 31, 2026, the fund’s average investments in long and short futures contracts represented 2% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2026, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
6. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
23

Ultra-Short-Term Bond Fund
During the year ended January 31, 2026, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 18% of net assets, based on the average of notional amounts at each quarter-end during the period.
The fund had no open credit default swap contracts at January 31, 2026.
7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Capital Management, LLC.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2026, the fund had contributed to Vanguard capital in the amount of $367,000, representing less than 0.01% of the fund’s net assets and 0.15% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
24

Ultra-Short-Term Bond Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	224,400	—	224,400
Asset-Backed/Commercial Mortgage-Backed Securities	—	4,681,326	3,440	4,684,766
Corporate Bonds	—	8,922,397	—	8,922,397
Sovereign Bonds	—	402,774	—	402,774
Temporary Cash Investments	91,708	1,275,748	—	1,367,456
Total	91,708	15,506,645	3,440	15,601,793
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,005	—	—	1,005
Swap Contracts[1]	—	1,341	—	1,341
Total	1,005	1,341	—	2,346
Liabilities
Futures Contracts[1]	(4)	—	—	(4)
Forward Currency Contracts	—	(8,408)	—	(8,408)
Swap Contracts[1]	—	(2,197)	—	(2,197)
Total	(4)	(10,605)	—	(10,609)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At January 31, 2026, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	1,005	—	—	1,005
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	1,341	—	—	1,341
Total Assets	2,346	—	—	2,346

Unrealized Depreciation—Futures Contracts[1]	(4)	—	—	(4)
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	(2,197)	—	—	(2,197)
Unrealized Depreciation—Forward Currency Contracts	—	(8,408)	—	(8,408)
Total Liabilities	(2,201)	(8,408)	—	(10,609)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2026, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(12,692)	—	—	(12,692)
Options Purchased	(200)	—	—	(200)
Options Written	405	—	—	405
Swap Contracts	(3,254)	—	1,525	(1,729)
Forward Currency Contracts	—	(5,019)	—	(5,019)
Realized Net Gain (Loss) on Derivatives	(15,741)	(5,019)	1,525	(19,235)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	795	—	—	795
Swap Contracts	1,190	—	—	1,190
Forward Currency Contracts	—	(9,215)	—	(9,215)
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,985	(9,215)	—	(7,230)
25

Ultra-Short-Term Bond Fund
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, the recognition of gain or loss from foreign currency hedges, and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	57,581
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	69,224
Capital Loss Carryforwards	(210,563)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(83,758)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	628,769	653,802
Long-Term Capital Gains	—	—
Total	628,769	653,802
*	Includes short-term capital gains, if any.
As of January 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	15,532,074
Gross Unrealized Appreciation	72,254
Gross Unrealized Depreciation	(3,030)
Net Unrealized Appreciation (Depreciation)	69,224
G.	During the year ended January 31, 2026, the fund purchased $8,649,511,000 of investment securities and sold $7,158,210,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,800,150,000 and $3,967,404,000, respectively.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	151,649	15,102	99,546	9,945
Issued in Lieu of Cash Distributions	10,448	1,042	13,181	1,320
Redeemed	(185,952)	(18,521)	(142,698)	(14,264)
Net Increase (Decrease)—Investor Shares	(23,855)	(2,377)	(29,971)	(2,999)
Admiral Shares
Issued	6,648,447	331,036	5,325,724	265,950
Issued in Lieu of Cash Distributions	561,355	27,999	561,875	28,124
Redeemed	(5,290,012)	(263,381)	(4,453,101)	(222,399)
Net Increase (Decrease)—Admiral Shares	1,919,790	95,654	1,434,498	71,675
26

Ultra-Short-Term Bond Fund
I.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
K.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Ultra-Short-Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Ultra-Short-Term Bond Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2026, the related statement of operations for the year ended January 31, 2026, the statement of changes in net assets for each of the two years in the period ended January 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2026 and the financial highlights for each of the five years in the period ended January 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
28

Tax information (unaudited)
The fund hereby designates for the fiscal year $50,599,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 69.0%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
Q14920 032026
29

Financial Statements
For the period ended January 31, 2026
Vanguard High-Yield Active ETF

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	18
Tax information	19

Vanguard High-Yield Active ETF
Financial Statements
Schedule of Investments
As of January 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (7.0%)
U.S. Government Securities (7.0%)
	United States Treasury Note/Bond	4.125%	1/31/2027	2,948	2,964
	United States Treasury Note/Bond	4.125%	2/28/2027	7	7
	United States Treasury Note/Bond	0.375%	7/31/2027	1,602	1,529
[1]	United States Treasury Note/Bond	3.750%	8/15/2027	825	828
	United States Treasury Note/Bond	3.500%	4/30/2028	705	704
[2]	United States Treasury Note/Bond	3.625%	8/15/2028	1,015	1,016
	United States Treasury Note/Bond	2.375%	3/31/2029	792	762
	United States Treasury Note/Bond	4.125%	3/31/2029	397	403
	United States Treasury Note/Bond	3.250%	6/30/2029	562	555
	United States Treasury Note/Bond	4.000%	7/31/2029	296	299
	United States Treasury Note/Bond	3.875%	11/30/2029	300	302
	United States Treasury Note/Bond	4.000%	3/31/2030	474	479
	United States Treasury Note/Bond	3.875%	4/30/2030	700	704
	United States Treasury Note/Bond	4.125%	8/31/2030	2,200	2,232
	United States Treasury Note/Bond	4.000%	2/15/2034	543	538
Total U.S. Government and Agency Obligations (Cost $13,321)					13,322
Corporate Bonds (88.7%)
Communications (12.3%)
[3]	Altice France SA	6.875%	10/15/2030	260	254
[3]	Altice France SA	6.500%	4/15/2032	1,298	1,268
[3]	AMC Networks Inc.	10.250%	1/15/2029	480	501
	AMC Networks Inc.	4.250%	2/15/2029	505	441
[3]	AMC Networks Inc.	10.500%	7/15/2032	827	892
[3]	Cable One Inc.	4.000%	11/15/2030	681	496
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/2027	290	290
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.000%	2/1/2028	170	169
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/2030	2,626	2,509
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	2/1/2032	630	576
	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	5/1/2032	950	854
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	7.000%	2/1/2033	400	404
[3,4]	Cipher Compute LLC	7.125%	11/15/2030	665	685
[3]	Clear Channel Outdoor Holdings Inc.	7.750%	4/15/2028	636	637
[3]	CSC Holdings LLC	5.375%	2/1/2028	40	30
[3]	CSC Holdings LLC	11.250%	5/15/2028	405	323
[3]	CSC Holdings LLC	11.750%	1/31/2029	580	423
[3]	CSC Holdings LLC	4.125%	12/1/2030	840	511
[3]	CSC Holdings LLC	3.375%	2/15/2031	245	146
[3]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	8.875%	2/1/2030	1,101	1,116
[3]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	10.000%	2/15/2031	600	618
[3]	DISH Network Corp.	11.750%	11/15/2027	1,005	1,039
[3]	EW Scripps Co.	9.875%	8/15/2030	260	259
[3]	Flash Compute LLC	7.250%	12/31/2030	205	206
[3]	Frontier Communications Holdings LLC	6.750%	5/1/2029	461	463
[3]	Frontier Communications Holdings LLC	8.625%	3/15/2031	220	230
[3]	Gray Media Inc.	4.750%	10/15/2030	15	12
[3]	Gray Media Inc.	5.375%	11/15/2031	115	85
[3]	Gray Media Inc.	9.625%	7/15/2032	643	663
	Lamar Media Corp.	3.750%	2/15/2028	210	206
[3]	Match Group Holdings II LLC	5.625%	2/15/2029	690	690
[3]	Midcontinent Communications	8.000%	8/15/2032	1,395	1,343
	Rogers Communications Inc.	7.125%	4/15/2055	305	320
[3]	Scripps Escrow II Inc.	3.875%	1/15/2029	468	433
[3]	Univision Communications Inc.	4.500%	5/1/2029	130	124
[3]	Univision Communications Inc.	7.375%	6/30/2030	170	172
[3]	Univision Communications Inc.	8.500%	7/31/2031	620	647
[3]	Univision Communications Inc.	9.375%	8/1/2032	760	818
[3]	Versant Media Group Inc.	7.250%	1/30/2031	240	246
[3]	Virgin Media O2 Vendor Financing Notes VI DAC	8.500%	3/15/2033	235	233
1

Vanguard High-Yield Active ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Virgin Media Secured Finance plc	4.500%	8/15/2030	420	388
[3]	VZ Secured Financing BV	5.000%	1/15/2032	130	117
	Warnermedia Holdings Inc.	4.279%	3/15/2032	555	488
	Warnermedia Holdings Inc.	5.050%	3/15/2042	559	395
[3]	WULF Compute LLC	7.750%	10/15/2030	735	767
					23,487
Consumer Discretionary (14.3%)
[3]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/2028	383	377
[3]	1011778 BC ULC / New Red Finance Inc.	6.125%	6/15/2029	345	354
[3]	1011778 BC ULC / New Red Finance Inc.	4.000%	10/15/2030	250	239
[3]	Acushnet Co.	5.625%	12/1/2033	315	319
[3]	Advance Auto Parts Inc.	7.000%	8/1/2030	676	687
	Advance Auto Parts Inc.	3.500%	3/15/2032	115	99
[3]	Advance Auto Parts Inc.	7.375%	8/1/2033	421	427
[3]	American Axle & Manufacturing Inc.	6.375%	10/15/2032	75	77
[3]	Bath & Body Works Inc.	6.625%	10/1/2030	573	586
	Bath & Body Works Inc.	6.950%	3/1/2033	110	110
	Bath & Body Works Inc.	6.875%	11/1/2035	785	794
[3]	Beach Acquisition Bidco LLC	10.000%	7/15/2033	996	1,096
[3]	Belron UK Finance plc	5.750%	10/15/2029	440	448
[3,5,6]	Betclic Everest Group SAS	5.125%	12/10/2031	125	150
[3]	Boyne USA Inc.	4.750%	5/15/2029	210	207
[3]	Brightstar Lottery plc / Brightstar Global Solutions Corp.	5.750%	1/15/2033	90	89
[3]	Builders FirstSource Inc.	4.250%	2/1/2032	210	200
[3]	Caesars Entertainment Inc.	4.625%	10/15/2029	1,020	979
[3]	Caesars Entertainment Inc.	7.000%	2/15/2030	80	83
[3]	Caesars Entertainment Inc.	6.000%	10/15/2032	595	578
[3]	Carnival Corp.	5.125%	5/1/2029	340	344
[3]	Carnival Corp.	5.875%	6/15/2031	749	774
[3]	Champ Acquisition Corp.	8.375%	12/1/2031	200	214
[3]	Churchill Downs Inc.	4.750%	1/15/2028	20	20
[3]	Churchill Downs Inc.	6.750%	5/1/2031	80	83
[3]	Clarios Global LP / Clarios US Finance Co.	6.750%	2/15/2030	40	42
[3,5]	Clarios Global LP / Clarios US Finance Co.	4.750%	6/15/2031	100	120
[3]	Clarios Global LP / Clarios US Finance Co.	6.750%	9/15/2032	571	592
[3]	Flutter Treasury DAC	5.875%	6/4/2031	1,145	1,164
	Goodyear Tire & Rubber Co.	5.000%	7/15/2029	410	402
	Goodyear Tire & Rubber Co.	6.625%	7/15/2030	192	196
	Goodyear Tire & Rubber Co.	5.250%	7/15/2031	40	38
[3]	Hilton Domestic Operating Co. Inc.	5.875%	4/1/2029	35	36
[3]	Hilton Domestic Operating Co. Inc.	5.875%	3/15/2033	20	21
[3]	Hilton Domestic Operating Co. Inc.	5.500%	3/31/2034	455	457
	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	4.875%	4/1/2027	145	145
[3]	Light & Wonder International Inc.	7.500%	9/1/2031	450	472
[3]	Melco Resorts Finance Ltd.	5.625%	7/17/2027	75	75
[3]	Melco Resorts Finance Ltd.	6.500%	9/24/2033	380	379
[3]	Men's Wearhouse LLC	9.000%	2/1/2031	235	244
	MGM Resorts International	4.750%	10/15/2028	8	8
[3]	Miter Brands Acquisition Holdco Inc. / MIWD Borrower LLC	6.750%	4/1/2032	549	564
[3]	MIWD Holdco II LLC / MIWD Finance Corp.	5.500%	2/1/2030	175	170
[3]	NCL Corp. Ltd.	7.750%	2/15/2029	75	80
[3]	NCL Corp. Ltd.	6.250%	3/1/2030	1,056	1,079
[3]	NCL Corp. Ltd.	5.875%	1/15/2031	195	195
	Newell Brands Inc.	6.375%	9/15/2027	210	212
[3]	Newell Brands Inc.	8.500%	6/1/2028	328	344
	Newell Brands Inc.	6.625%	9/15/2029	370	371
	Newell Brands Inc.	7.375%	4/1/2036	75	72
	Newell Brands Inc.	7.500%	4/1/2046	762	643
[3]	Nissan Motor Acceptance Co. LLC	5.625%	9/29/2028	35	35
[3]	Nissan Motor Acceptance Co. LLC	5.550%	9/13/2029	218	217
[3]	Nissan Motor Acceptance Co. LLC	6.125%	9/30/2030	860	858
[3]	Nissan Motor Co. Ltd.	8.125%	7/17/2035	710	759
[3]	QXO Building Products Inc.	6.750%	4/30/2032	860	887
[3]	Rivers Enterprise Lender LLC / Rivers Enterprise Lender Corp.	6.250%	10/15/2030	215	218
	Six Flags Entertainment Corp. / Canada's Wonderland Co. / Magnum Management Corp.	5.250%	7/15/2029	100	96
[3]	Six Flags Entertainment Corp. / Canada's Wonderland Co. / Millennium Operations LLC	8.625%	1/15/2032	935	954
[3]	Studio City Finance Ltd.	5.000%	1/15/2029	760	736
	Whirlpool Corp.	6.125%	6/15/2030	175	176
	Whirlpool Corp.	6.500%	6/15/2033	904	892
2

Vanguard High-Yield Active ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/2028	30	30
[3]	Wynn Macau Ltd.	5.500%	10/1/2027	420	420
[3]	Wynn Macau Ltd.	5.625%	8/26/2028	420	419
[3]	Wynn Macau Ltd.	6.750%	2/15/2034	1,025	1,039
[3]	ZF North America Capital Inc.	7.125%	4/14/2030	75	77
[3]	ZF North America Capital Inc.	7.500%	3/24/2031	2,091	2,143
[3]	ZF North America Capital Inc.	6.875%	4/23/2032	35	35
					27,446
Consumer Staples (5.7%)
[3]	Albertsons Cos. Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC	5.875%	2/15/2028	475	475
[3]	Albertsons Cos. Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC	6.500%	2/15/2028	80	81
[3]	Albertsons Cos. Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC	5.500%	3/31/2031	95	95
[3]	Albertsons Cos. Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC	5.750%	3/31/2034	370	364
[3]	Darling Ingredients Inc.	5.250%	4/15/2027	860	860
[3]	Energizer Holdings Inc.	4.750%	6/15/2028	276	273
[3]	Energizer Holdings Inc.	4.375%	3/31/2029	1,590	1,528
[3]	Energizer Holdings Inc.	6.000%	9/15/2033	115	110
[3,5]	Froneri Lux FinCo Sarl	4.750%	8/1/2032	200	239
[3]	Froneri Lux FinCo Sarl	6.000%	8/1/2032	1,058	1,071
[3]	KeHE Distributors LLC / KeHE Finance Corp. / NextWave Distribution Inc.	9.000%	2/15/2029	410	430
[3]	Lamb Weston Holdings Inc.	4.875%	5/15/2028	155	156
[3]	Lamb Weston Holdings Inc.	4.125%	1/31/2030	700	677
[3]	Opal Bidco SAS	6.500%	3/31/2032	1,940	1,981
[3]	Performance Food Group Inc.	5.500%	10/15/2027	1,328	1,328
[3]	Post Holdings Inc.	4.500%	9/15/2031	70	66
[3]	Post Holdings Inc.	6.375%	3/1/2033	625	630
[3]	Post Holdings Inc.	6.500%	3/15/2036	495	495
					10,859
Energy (11.0%)
[3]	Ascent Resources Utica Holdings LLC / ARU Finance Corp.	5.875%	6/30/2029	969	975
[3]	Ascent Resources Utica Holdings LLC / ARU Finance Corp.	6.625%	7/15/2033	75	78
[3]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	6.625%	7/15/2026	1,702	1,704
[3]	California Resources Corp.	7.000%	1/15/2034	645	651
[3]	Chord Energy Corp.	6.000%	10/1/2030	310	316
[3]	CNX Resources Corp.	6.000%	1/15/2029	675	679
[3]	CNX Resources Corp.	7.375%	1/15/2031	635	658
[3]	Diamond Foreign Asset Co. / Diamond Finance LLC	8.500%	10/1/2030	824	876
[3]	Excelerate Energy LP	8.000%	5/15/2030	680	727
	Genesis Energy LP / Genesis Energy Finance Corp.	7.750%	2/1/2028	370	371
[3]	Howard Midstream Energy Partners LLC	6.625%	1/15/2034	270	277
[3]	Permian Resources Operating LLC	7.000%	1/15/2032	652	683
[3]	Permian Resources Operating LLC	6.250%	2/1/2033	205	211
[3]	Range Resources Corp.	4.750%	2/15/2030	520	513
[3]	Rockies Express Pipeline LLC	4.950%	7/15/2029	210	209
	SM Energy Co.	6.625%	1/15/2027	520	521
[3]	SM Energy Co.	6.750%	8/1/2029	30	30
[3]	SM Energy Co.	8.750%	7/1/2031	1,027	1,079
[3]	SM Energy Co.	7.000%	8/1/2032	980	983
[3]	SM Energy Co.	9.625%	6/15/2033	411	449
	South Bow Canadian Infrastructure Holdings Ltd.	7.500%	3/1/2055	515	545
[3]	Sunoco LP	4.500%	10/1/2029	550	540
[3]	Sunoco LP	5.625%	3/15/2031	390	392
	Sunoco LP / Sunoco Finance Corp.	6.000%	4/15/2027	544	545
[3]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	5.500%	1/15/2028	265	265
[3]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	7.375%	2/15/2029	515	534
[3]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	6.000%	12/31/2030	175	178
[3]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	6.750%	3/15/2034	690	702
[3]	Transocean Aquila Ltd.	8.000%	9/30/2028	54	56
[3]	Transocean International Ltd.	8.250%	5/15/2029	550	560
[3]	Transocean International Ltd.	8.750%	2/15/2030	45	47
[3]	Transocean International Ltd.	8.500%	5/15/2031	99	101
[3]	Transocean International Ltd.	7.875%	10/15/2032	150	158
[3]	Transocean Titan Financing Ltd.	8.375%	2/1/2028	233	238
[3]	Valaris Ltd.	8.375%	4/30/2030	335	350
[3]	Venture Global Calcasieu Pass LLC	3.875%	8/15/2029	100	95
[3]	Venture Global LNG Inc.	9.500%	2/1/2029	1,115	1,188
[3]	Venture Global LNG Inc.	9.875%	2/1/2032	1,183	1,252
[3]	Venture Global Plaquemines LNG LLC	6.125%	12/15/2030	75	77
[3]	Venture Global Plaquemines LNG LLC	7.500%	5/1/2033	674	739
3

Vanguard High-Yield Active ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Venture Global Plaquemines LNG LLC	6.500%	6/15/2034	410	425
[3]	Venture Global Plaquemines LNG LLC	6.750%	1/15/2036	120	126
					21,103
Financials (9.7%)
[3]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	7.000%	1/15/2031	208	216
[3]	AmWINS Group Inc.	4.875%	6/30/2029	583	575
[3,6]	Ardonagh Group Finance Ltd.	8.875%	2/15/2032	1,218	1,256
[3]	Asurion LLC & Asurion Co-Issuer Inc.	8.000%	12/31/2032	1,185	1,239
[3]	Asurion LLC & Asurion Co-Issuer Inc.	8.375%	2/1/2034	150	152
[3]	Block Inc.	5.625%	8/15/2030	228	232
[3]	Block Inc.	6.000%	8/15/2033	75	77
[3]	Bread Financial Holdings Inc.	6.750%	5/15/2031	530	545
[3]	Burford Capital Global Finance LLC	8.500%	1/15/2034	395	396
[3]	Credit Acceptance Corp.	9.250%	12/15/2028	415	435
[3]	Credit Acceptance Corp.	6.625%	3/15/2030	480	482
[3]	EF Holdco / EF Cayman Hold / Ellington Fin REIT Cayman/TRS / EF Cayman Non-MTM	7.375%	9/30/2030	190	192
[3]	Fair Isaac Corp.	5.250%	5/15/2026	120	120
[3]	Fair Isaac Corp.	4.000%	6/15/2028	493	485
[3]	Focus Financial Partners LLC	6.750%	9/15/2031	80	82
[3]	Freedom Mortgage Corp.	6.625%	1/15/2027	370	370
[3]	Freedom Mortgage Holdings LLC	6.875%	5/1/2031	375	372
[3]	Freedom Mortgage Holdings LLC	9.125%	5/15/2031	674	714
[3]	Freedom Mortgage Holdings LLC	8.375%	4/1/2032	70	73
[3]	Howden UK Refinance plc / Howden UK Refinance 2 plc / Howden US Refinance LLC	7.250%	2/15/2031	398	412
[3]	Howden UK Refinance plc / Howden UK Refinance 2 plc / Howden US Refinance LLC	8.125%	2/15/2032	843	860
[3]	Howden UK Refinance plc / Howden UK Refinance 2 plc / Howden US Refinance LLC	8.125%	2/15/2032	200	204
[3]	HUB International Ltd.	7.375%	1/31/2032	110	115
	Navient Corp.	5.500%	3/15/2029	760	743
	OneMain Finance Corp.	3.500%	1/15/2027	210	207
	OneMain Finance Corp.	6.625%	1/15/2028	300	308
	OneMain Finance Corp.	6.625%	5/15/2029	705	728
	OneMain Finance Corp.	4.000%	9/15/2030	1,072	1,006
	OneMain Finance Corp.	6.750%	3/15/2032	110	112
	OneMain Finance Corp.	6.750%	9/15/2033	305	309
[3]	Osaic Holdings Inc.	6.750%	8/1/2032	30	31
[3]	Osaic Holdings Inc.	8.000%	8/1/2033	320	332
[3]	Osaic Holdings Inc.	8.000%	8/1/2033	20	21
[3]	Panther Escrow Issuer LLC	7.125%	6/1/2031	1,538	1,584
[3]	Phoenix Aviation Capital Ltd.	9.250%	7/15/2030	1,075	1,127
[3]	Rocket Cos. Inc.	6.125%	8/1/2030	500	512
[3]	Rocket Cos. Inc.	7.125%	2/1/2032	360	377
[3]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	2.875%	10/15/2026	365	360
[3]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	3.625%	3/1/2029	609	587
[3]	Ryan Specialty LLC	4.375%	2/1/2030	210	205
[3]	Starwood Property Trust Inc.	4.375%	1/15/2027	130	129
[3]	United Wholesale Mortgage LLC	5.750%	6/15/2027	70	70
[3]	UWM Holdings LLC	6.625%	2/1/2030	130	131
					18,483
Health Care (6.3%)
[3]	1261229 BC Ltd.	10.000%	4/15/2032	1,426	1,464
[3,6]	BioMarin Pharmaceutical Inc.	5.500%	2/15/2034	70	70
[3]	Charles River Laboratories International Inc.	3.750%	3/15/2029	355	343
[3]	CHS / Community Health Systems Inc.	6.000%	1/15/2029	748	746
[3]	CHS / Community Health Systems Inc.	10.875%	1/15/2032	368	396
[3]	CHS / Community Health Systems Inc.	9.750%	1/15/2034	155	162
[3]	DaVita Inc.	4.625%	6/1/2030	270	260
[3]	DaVita Inc.	3.750%	2/15/2031	1,049	964
[3]	DaVita Inc.	6.875%	9/1/2032	150	154
[3]	DaVita Inc.	6.750%	7/15/2033	75	77
[3]	Genmab A/S / Genmab Finance LLC	6.250%	12/15/2032	955	980
[3]	IQVIA Inc.	5.000%	10/15/2026	1,865	1,865
[3]	LifePoint Health Inc.	10.000%	6/1/2032	188	199
[3]	Medline Borrower LP	3.875%	4/1/2029	702	687
[3]	Organon & Co. / Organon Foreign Debt Co-Issuer BV	6.750%	5/15/2034	565	552
[7]	Organon & Co. Term Loan, TSFR1M + 2.250%	5.925%	5/19/2031	550	533
	Tenet Healthcare Corp.	5.125%	11/1/2027	75	75
	Tenet Healthcare Corp.	4.250%	6/1/2029	200	197
	Tenet Healthcare Corp.	4.375%	1/15/2030	100	98
	Tenet Healthcare Corp.	6.125%	6/15/2030	140	143
4

Vanguard High-Yield Active ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Tenet Healthcare Corp.	6.750%	5/15/2031	329	342
[3]	Tenet Healthcare Corp.	5.500%	11/15/2032	1,075	1,087
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/2026	165	164
	Teva Pharmaceutical Finance Netherlands III BV	6.000%	12/1/2032	100	105
	Teva Pharmaceutical Finance Netherlands IV BV	5.750%	12/1/2030	293	303
					11,966
Industrials (7.4%)
[3]	ADT Security Corp.	5.875%	10/15/2033	375	380
[3]	Air Canada	3.875%	8/15/2026	987	983
[3]	Allied Universal Holdco LLC	7.875%	2/15/2031	520	546
[3]	Allied Universal Holdco LLC / Allied Universal Finance Corp.	6.000%	6/1/2029	168	167
[3]	Allied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas Luxco 4 Sarl	4.625%	6/1/2028	75	74
[3]	Allison Transmission Inc.	3.750%	1/30/2031	320	302
[3]	Allison Transmission Inc.	5.875%	12/1/2033	175	177
[3]	American Airlines Inc.	7.250%	2/15/2028	425	433
[3]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.500%	4/20/2026	17	17
[3]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.750%	4/20/2029	824	833
[3]	Atkore Inc.	4.250%	6/1/2031	200	191
[3]	Bombardier Inc.	7.250%	7/1/2031	273	290
[3]	Bombardier Inc.	6.750%	6/15/2033	490	515
[3]	BWX Technologies Inc.	4.125%	6/30/2028	750	739
[3]	BWX Technologies Inc.	4.125%	4/15/2029	704	690
[3]	Clean Harbors Inc.	5.125%	7/15/2029	867	868
[3]	Clean Harbors Inc.	6.375%	2/1/2031	120	123
[3]	Clean Harbors Inc.	5.750%	10/15/2033	215	220
[3]	Entegris Inc.	4.375%	4/15/2028	385	382
[3]	Entegris Inc.	3.625%	5/1/2029	40	38
[3]	First Student Bidco Inc. / First Transit Parent Inc.	4.000%	7/31/2029	335	326
[3]	Garda World Security Corp.	7.750%	2/15/2028	100	102
[3]	Garda World Security Corp.	6.000%	6/1/2029	75	74
[3]	Garda World Security Corp.	6.500%	1/15/2031	355	364
[3]	Garda World Security Corp.	8.375%	11/15/2032	671	689
[3]	Gates Corp.	6.875%	7/1/2029	960	998
[3]	GFL Environmental Holdings US Inc.	5.500%	2/1/2034	210	210
[3]	Herc Holdings Inc.	5.750%	3/15/2031	235	237
[3]	Herc Holdings Inc.	6.000%	3/15/2034	75	75
[3]	JetBlue Airways Corp. / JetBlue Loyalty LP	9.875%	9/20/2031	1,039	1,044
[3]	TopBuild Corp.	3.625%	3/15/2029	130	126
[3]	TransDigm Inc.	6.750%	8/15/2028	40	41
[3]	TransDigm Inc.	7.125%	12/1/2031	300	314
[3]	TransDigm Inc.	6.625%	3/1/2032	260	269
[3]	TransDigm Inc.	6.375%	5/31/2033	1,178	1,199
[6]	United Airlines Holdings Inc.	5.375%	3/1/2031	65	66
					14,102
Materials (11.7%)
[3]	Alcoa Nederland Holding BV	6.125%	5/15/2028	1,740	1,742
[3]	AmeriTex HoldCo Intermediate LLC	7.625%	8/15/2033	790	831
[3]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	4.000%	9/1/2029	450	427
[3,5]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	5.000%	1/30/2031	700	845
[3]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	6.250%	1/30/2031	545	560
	Ball Corp.	2.875%	8/15/2030	80	74
	Ball Corp.	5.500%	9/15/2033	265	270
[3]	Canpack SA / Canpack US LLC	3.875%	11/15/2029	130	124
[3]	Carpenter Technology Corp.	5.625%	3/1/2034	125	127
[3]	Chemours Co.	5.750%	11/15/2028	629	624
[3]	Chemours Co.	8.000%	1/15/2033	484	485
[3]	Cleveland-Cliffs Inc.	4.625%	3/1/2029	2,256	2,221
[3]	Cleveland-Cliffs Inc.	7.500%	9/15/2031	263	277
	Commercial Metals Co.	4.125%	1/15/2030	200	194
[3]	Commercial Metals Co.	5.750%	11/15/2033	230	234
[3]	Commercial Metals Co.	6.000%	12/15/2035	160	164
[3]	Element Solutions Inc.	3.875%	9/1/2028	270	263
[3]	First Quantum Minerals Ltd.	8.000%	3/1/2033	486	521
	FMC Corp.	5.650%	5/18/2033	540	479
	FMC Corp.	8.450%	11/1/2055	50	40
[3]	Graphic Packaging International LLC	1.512%	4/15/2026	130	129
[3]	Graphic Packaging International LLC	4.750%	7/15/2027	914	912
[3]	Graphic Packaging International LLC	3.500%	3/15/2028	105	102
[3]	Graphic Packaging International LLC	3.750%	2/1/2030	230	217
5

Vanguard High-Yield Active ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	JH North America Holdings Inc.	6.125%	7/31/2032	80	82
[3]	Magnera Corp.	7.250%	11/15/2031	704	667
[3]	Novelis Corp.	4.750%	1/30/2030	1,615	1,565
[3]	Novelis Corp.	3.875%	8/15/2031	80	73
[3]	Olympus Water US Holding Corp.	7.250%	6/15/2031	714	732
[3]	Olympus Water US Holding Corp.	7.250%	2/15/2033	1,345	1,341
[3]	Owens-Brockway Glass Container Inc.	6.625%	5/13/2027	165	165
[3]	Owens-Brockway Glass Container Inc.	7.250%	5/15/2031	893	908
[3]	Qnity Electronics Inc.	5.750%	8/15/2032	450	458
[3]	Quikrete Holdings Inc.	6.375%	3/1/2032	215	223
[3]	Quikrete Holdings Inc.	6.750%	3/1/2033	593	616
[3]	Sealed Air Corp.	4.000%	12/1/2027	460	458
[3]	SNF Group SACA	3.125%	3/15/2027	663	653
[3]	SNF Group SACA	3.375%	3/15/2030	530	498
[3]	Standard Industries Inc.	4.375%	7/15/2030	130	126
[3]	WR Grace Holdings LLC	5.625%	8/15/2029	1,010	966
[3]	WR Grace Holdings LLC	7.375%	3/1/2031	799	815
[3]	WR Grace Holdings LLC	6.625%	8/15/2032	100	100
[3]	WR Grace Holdings LLC	7.000%	8/1/2033	103	103
					22,411
Real Estate (3.0%)
	Brandywine Operating Partnership LP	8.875%	4/12/2029	1,360	1,460
	Brandywine Operating Partnership LP	6.125%	1/15/2031	395	383
	Hudson Pacific Properties LP	5.950%	2/15/2028	210	207
	MPT Operating Partnership LP / MPT Finance Corp.	4.625%	8/1/2029	353	303
	MPT Operating Partnership LP / MPT Finance Corp.	3.500%	3/15/2031	125	93
[3,5]	MPT Operating Partnership LP / MPT Finance Corp.	7.000%	2/15/2032	700	865
[3]	MPT Operating Partnership LP / MPT Finance Corp.	8.500%	2/15/2032	369	395
[3]	RHP Hotel Properties LP / RHP Finance Corp.	7.250%	7/15/2028	445	458
[3]	RHP Hotel Properties LP / RHP Finance Corp.	6.500%	4/1/2032	40	41
	SBA Communications Corp.	3.875%	2/15/2027	273	271
[3]	Service Properties Trust	0.000%	9/30/2028	313	284
	Service Properties Trust	8.375%	6/15/2029	690	698
	Service Properties Trust	4.950%	10/1/2029	418	369
					5,827
Technology (3.7%)
[3]	AthenaHealth Group Inc.	6.500%	2/15/2030	368	357
[3]	Cloud Software Group Inc.	6.500%	3/31/2029	100	99
[3]	Cloud Software Group Inc.	9.000%	9/30/2029	765	774
[3]	Cloud Software Group Inc.	8.250%	6/30/2032	340	346
	Cotiviti Corp.	7.625%	5/1/2031	475	444
[3]	Imola Merger Corp.	4.750%	5/15/2029	1,209	1,191
[3]	McAfee Corp.	7.375%	2/15/2030	896	713
[3]	Rocket Software Inc.	9.000%	11/28/2028	1,058	1,056
[3]	Science Applications International Corp.	5.875%	11/1/2033	165	166
[3]	SS&C Technologies Inc.	5.500%	9/30/2027	730	730
[3]	UKG Inc.	6.875%	2/1/2031	815	815
	X Corp.	9.500%	10/26/2029	380	393
					7,084
Utilities (3.6%)
[3]	California Buyer Ltd. / Atlantica Sustainable Infrastructure plc	6.375%	2/15/2032	340	339
[3]	Clearway Energy Operating LLC	4.750%	3/15/2028	704	703
[3]	Hawaiian Electric Co. Inc.	6.000%	10/1/2033	1,010	1,025
[3]	NRG Energy Inc.	3.375%	2/15/2029	100	96
[3]	NRG Energy Inc.	5.750%	7/15/2029	375	376
[3]	NRG Energy Inc.	3.625%	2/15/2031	210	196
[3]	NRG Energy Inc.	5.750%	1/15/2034	155	156
[3]	NRG Energy Inc.	6.250%	11/1/2034	145	149
[3]	NRG Energy Inc.	6.000%	1/15/2036	180	182
[3]	Pattern Energy Operations LP / Pattern Energy Operations Inc.	4.500%	8/15/2028	730	723
[3]	Talen Energy Supply LLC	6.250%	2/1/2034	450	456
[3]	Talen Energy Supply LLC	6.500%	2/1/2036	140	143
	TransAlta Corp.	5.875%	2/1/2034	195	195
[3]	Vistra Operations Co. LLC	5.625%	2/15/2027	210	210
[3]	XPLR Infrastructure Operating Partners LP	4.500%	9/15/2027	525	520
[3]	XPLR Infrastructure Operating Partners LP	7.250%	1/15/2029	1,248	1,287
6

Vanguard High-Yield Active ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	XPLR Infrastructure Operating Partners LP	8.375%	1/15/2031	170	179
					6,935
Total Corporate Bonds (Cost $169,598)					169,703
Floating Rate Loan Interests (4.1%)
[7]	American Airlines Inc. Term Loan, TSFR3M + 2.250%	5.918%	4/20/2028	249	249
[7]	Asurion LLC Term Loan B-13, TSFR1M + 4.250%	7.922%	9/19/2030	448	449
[7]	Bausch & Lomb Corp. Term Loan, TSFR1M + 3.750%	7.422%	1/15/2031	488	490
[7,8]	Betclic Everest Group	—%	12/10/2031	40	40
[7,8]	BioMarin Pharmaceutical Inc.	—%	1/28/2033	25	25
[7]	Boots Group Bidco Ltd. Term Loan, TSFR3M + 3.500%	7.206%	8/30/2032	195	195
[7]	Chobani LLC Term Loan B, TSFR1M + 2.250%	5.922%	10/28/2032	65	65
[7]	Clarios Global LP Term Loan B, TSFR1M + 2.500%	6.172%	5/6/2030	361	361
[7]	Cloud Software Group Inc. Term Loan B, TSFR3M + 3.250%	6.922%	3/21/2031	115	111
[7]	Clydesdale Acquisition Holdings Inc. Term Loan B, TSFR1M + 3.250%	6.922%	4/1/2032	3	3
[7]	CompoSecure Holdings LLC Term Loan, TSFR1M + 2.250%	5.928%	1/14/2033	50	50
[7]	Dayforce Inc. Term Loan, TSFR3M + 3.000%	6.661%	8/20/2032	585	564
[7]	Endo Luxembourg Finance Co. I Sarl Term Loan, TSFR1M + 3.750%	7.422%	4/23/2031	858	858
[7]	First Student Bidco Inc. Term Loan B, TSFR3M + 2.500%	6.172%	8/15/2030	165	164
[7]	First Student Bidco Inc. Term Loan C, TSFR3M + 2.500%	6.172%	8/15/2030	30	30
[7]	Froneri Lux Finco Sarl Term Loan B-6, TSFR6M + 2.250%	5.877%	9/30/2032	770	767
[7,8]	Graham Packaging Co. Inc.	—%	1/26/2033	95	95
[7,8]	Hologic Inc.	—%	1/14/2033	605	600
[7]	JetBlue Airways Corp. Term Loan B, TSFR3M + 4.750%	8.445%	8/27/2029	399	382
[7]	Lavender Dutch BorrowerCo BV Term Loan, TSFR3M + 3.250%	6.935%	12/30/2032	200	201
[7]	LifePoint Health Inc. Term Loan B-1, TSFR3M + 3.500%	7.152%	5/19/2031	194	193
[7]	Light & Wonder International Inc. Term Loan B, TSFR1M + 2.000%	5.671%	4/16/2029	80	79
[7]	McAfee LLC Term Loan B, TSFR1M + 3.000%	6.672%	3/1/2029	383	332
[7,8]	Men's Wearhouse Inc.	—%	1/22/2031	10	10
[7]	Orion US Finco Inc. Term Loan, TSFR3M + 3.500%	7.150%	10/8/2032	200	200
[7]	Sazerac Co. Inc. Term Loan B, TSFR1M + 2.000%	5.680%	7/9/2032	565	564
[7,8]	TransDigm Inc.	—%	1/19/2032	40	40
[7]	TransDigm Inc. Term Loan M, TSFR1M + 2.500%	6.172%	8/19/2032	763	762
[7,8]	Versant Media Group Inc.	—%	1/30/2031	65	65
Total Floating Rate Loan Interests (Cost $8,020)					7,944
				Shares
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[9]	Vanguard Market Liquidity Fund (Cost $671)	3.704%		6,706	671
Total Investments (100.1%) (Cost $191,610)					191,640
Other Assets and Liabilities—Net (-0.1%)					(242)
Net Assets (100%)					191,398
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $89 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $390 have been segregated as initial margin for open centrally cleared swap contracts.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2026, the aggregate value was $149,451, representing 78.1% of net assets.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Face amount denominated in euro.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2026.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Represents an unsettled loan as of January 31, 2026. The coupon rate is not known until the settlement date.
9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
DAC—Designated Activity Company.
REIT—Real Estate Investment Trust.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
TSFR6M—CME Term Secured Overnight Financing Rate 6-Month.
7

Vanguard High-Yield Active ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2026	26	5,421	2
Long U.S. Treasury Bond	March 2026	5	576	(3)
Ultra Long U.S. Treasury Bond	March 2026	2	235	(2)
Ultra 10-Year U.S. Treasury Note	March 2026	4	457	—
				(3)

Short Futures Contracts
5-Year U.S. Treasury Note	March 2026	(16)	(1,743)	(3)
10-Year U.S. Treasury Note	March 2026	(8)	(895)	(2)
Euro-Bobl	March 2026	(10)	(1,382)	(5)
Euro-Bund	March 2026	(1)	(152)	—
Euro-Schatz	March 2026	(1)	(127)	—
				(10)
				(13)

Forward Currency Contracts
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
			Receive		Deliver
JPMorgan Chase Bank, N.A.	3/18/2026	EUR	45	USD	53	—	—
JPMorgan Chase Bank, N.A.	3/18/2026	EUR	5	USD	6	—	—
JPMorgan Chase Bank, N.A.	3/18/2026	USD	1,419	EUR	1,193	3	—
JPMorgan Chase Bank, N.A.	3/18/2026	USD	905	EUR	770	—	(10)
JPMorgan Chase Bank, N.A.	2/3/2026	USD	388	EUR	333	—	(7)
						3	(17)
EUR—euro.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-HY-S45-V2	12/21/2030	USD	5,242	5.000	468	82
1 Periodic premium received/(paid) quarterly.
USD—U.S. dollar.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
See accompanying Notes, which are an integral part of the Financial Statements.
8

Vanguard High-Yield Active ETF
Statement of Assets and Liabilities
As of January 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $190,939)	190,969
Affiliated Issuers (Cost $671)	671
Total Investments in Securities	191,640
Investment in Vanguard	4
Cash	25
Cash Collateral Received for ETF Capital Activity	503
Foreign Currency, at Value (Cost $10)	10
Receivables for Investment Securities Sold	548
Receivables for Accrued Income	3,220
Variation Margin Receivable—Futures Contracts	2
Unrealized Appreciation—Forward Currency Contracts	3
Total Assets	195,955
Liabilities
Payables for Investment Securities Purchased	4,017
Collateral for ETF Capital Activity	503
Payables to Vanguard	17
Unrealized Depreciation—Forward Currency Contracts	17
Variation Margin Payable—Centrally Cleared Swap Contracts	3
Total Liabilities	4,557
Net Assets	191,398
At January 31, 2026, net assets consisted of:

Paid-in Capital	190,441
Total Distributable Earnings (Loss)	957
Net Assets	191,398

Net Assets
Applicable to 2,535,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	191,398
Net Asset Value Per Share	$75.50

See accompanying Notes, which are an integral part of the Financial Statements.
9

Vanguard High-Yield Active ETF
Statement of Operations

September 16, 2025[1] to January 31, 2026
($000)
Investment Income
Income
Interest[2]	2,502
Total Income	2,502
Expenses
The Vanguard Group—Note C
Investment Advisory Services	6
Management and Administrative	27
Marketing and Distribution	3
Custodian Fees	1
Auditing Fees	36
Shareholders’ Reports	1
Trustees’ Fees and Expenses	—
Professional Services	15
Total Expenses	89
Net Investment Income	2,413
Realized Net Gain (Loss)
Investment Securities Sold[2]	(27)
Futures Contracts	14
Swap Contracts	(16)
Forward Currency Contracts	(2)
Foreign Currencies	—
Realized Net Gain (Loss)	(31)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	30
Futures Contracts	(13)
Swap Contracts	82
Forward Currency Contracts	(14)
Foreign Currencies	(2)
Change in Unrealized Appreciation (Depreciation)	83
Net Increase (Decrease) in Net Assets Resulting from Operations	2,465
1	Inception.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $29, less than $1, and less than $1, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
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Vanguard High-Yield Active ETF
Statement of Changes in Net Assets

September 16, 2025[1] to January 31, 2026
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,413
Realized Net Gain (Loss)	(31)
Change in Unrealized Appreciation (Depreciation)	83
Net Increase (Decrease) in Net Assets Resulting from Operations	2,465
Distributions
Total Distributions	(1,508)
Capital Share Transactions
Issued	190,442
Issued in Lieu of Cash Distributions	—
Redeemed	(1)
Net Increase (Decrease) from Capital Share Transactions	190,441
Total Increase (Decrease)	191,398
Net Assets
Beginning of Period	—
End of Period	191,398
1	Inception.

See accompanying Notes, which are an integral part of the Financial Statements.
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Vanguard High-Yield Active ETF
Financial Highlights
For a Share Outstanding Throughout the Period	September 16, 2025[1] to January 31, 2026
Net Asset Value, Beginning of Period	$75.00
Investment Operations
Net Investment Income[2]	1.702
Net Realized and Unrealized Gain (Loss) on Investments	(.081)
Total from Investment Operations	1.621
Distributions
Dividends from Net Investment Income	(1.121)
Distributions from Realized Capital Gains	—
Total Distributions	(1.121)
Net Asset Value, End of Period	$75.50
Total Return	2.18%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$191
Ratio of Total Expenses to Average Net Assets	0.22%[3]
Ratio of Net Investment Income to Average Net Assets	6.04%[3]
Portfolio Turnover Rate[4]	20%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
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Vanguard High-Yield Active ETF
Notes to Financial Statements
Vanguard Vanguard High-Yield Active ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchage, Inc; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund’s right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies depending on whether the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the period ended January 31, 2026, the fund’s average investments in long and short futures contracts represented 3% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
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Vanguard High-Yield Active ETF
During the period ended January 31, 2026, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
6. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the period ended January 31, 2026, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
7. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
9. Collateral for ETF Capital Activity: When an authorized participant fails to deliver one or more of the securities within a designated basket (in the case of a subscription), fails to deliver the fund ETF Shares (in the case of a redemption), or is required by the fund, prior to settlement, to accommodate the trading of foreign securities in local markets (in the case of redemption for an international equity ETF), the fund may require the authorized participant to deliver and maintain cash collateral in accordance with the authorized participant agreement. The fund may invest the collateral in short-term debt instruments or U.S. Treasury securities, or maintain the balance as cash. Daily market fluctuations could cause the value of the missing securities or fund ETF Shares to be more or less than the value of the collateral received; when this occurs the collateral is adjusted. The fund earns interest income from investments and/or custody fee offsets from the cash balance. The fund records an asset (cash or investment, as applicable) and a corresponding liability for the return of the collateral in the Statement of Assets and Liabilities. Interest income and custody fee offsets earned on the investment of collateral are included in the Statement of Operations.
10. Credit Facility and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in an uncommitted credit facility provided by Vanguard, which may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing
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Vanguard High-Yield Active ETF
restrictions. Any borrowings under the facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread, or based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the period ended January 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Capital Management, LLC.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2026, the fund had contributed to Vanguard capital in the amount of $4,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	13,322	—	13,322
Corporate Bonds	—	169,703	—	169,703
Floating Rate Loan Interests	—	7,944	—	7,944
Temporary Cash Investments	671	—	—	671
Total	671	190,969	—	191,640
Derivative Financial Instruments
Assets
Futures Contracts[1]	2	—	—	2
Forward Currency Contracts	—	3	—	3
Swap Contracts[1]	—	82	—	82
Total	2	85	—	87
Liabilities
Futures Contracts[1]	(15)	—	—	(15)
Forward Currency Contracts	—	(17)	—	(17)
Total	(15)	(17)	—	(32)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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Vanguard High-Yield Active ETF
E.	At January 31, 2026, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	—	—	—	—
Unrealized Appreciation—Futures Contracts[1]	2	—	—	2
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	82	82
Unrealized Appreciation—Forward Currency Contracts	—	3	—	3
Total Assets	2	3	82	87

Unrealized Depreciation—Futures Contracts[1]	(15)	—	—	(15)
Unrealized Depreciation—Forward Currency Contracts	—	(17)	—	(17)
Total Liabilities	(15)	(17)	—	(32)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended January 31, 2026, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	14	—	—	14
Swap Contracts	—	—	(16)	(16)
Forward Currency Contracts	—	(2)	—	(2)
Realized Net Gain (Loss) on Derivatives	14	(2)	(16)	(4)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(13)	—	—	(13)
Swap Contracts	—	—	82	82
Forward Currency Contracts	—	(14)	—	(14)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(13)	(14)	82	55
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, the recognition of gain or loss from foreign currency hedges, and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	932
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	92
Capital Loss Carryforwards	(67)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	957
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Vanguard High-Yield Active ETF
The tax character of distributions paid was as follows:
Period Ended January 31,
2026 Amount ($000)
Ordinary Income*	1,508
Long-Term Capital Gains	—
Total	1,508
*	Includes short-term capital gains, if any.
As of January 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	191,600
Gross Unrealized Appreciation	1,099
Gross Unrealized Depreciation	(1,007)
Net Unrealized Appreciation (Depreciation)	92
G.	During the period ended January 31, 2026, the fund purchased $30,334,000 of investment securities and sold $9,573,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $24,367,000 and $12,667,000, respectively. In addition, the fund purchased and sold investment securities of $153,045,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
H.	Capital shares issued and redeemed were:

September 16, 2025[1] to January 31, 2026
Shares (000)
Issued	2,535
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) in Shares Outstanding	2,535
1	Inception.
I.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
K.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
17

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard High-Yield Active ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard High-Yield Active ETF (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2026, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 16, 2025 (inception) through January 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, and the results of its operations, changes in its net assets, and the financial highlights for the period September 16, 2025 (inception) through January 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
18

Tax information (unaudited)
The fund hereby designates for the fiscal period $122,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal period.
The fund hereby designates 76.8%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
QV0520 032026
19

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9: Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10: Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable. The Trustees’ Fees and Expenses are included in the financial statements filed under Item 7 of this Form.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contracts.

Trustees Approve Advisory Arrangement - Corporate Bond Funds

A majority of independent trustees of the board of Vanguard Short-Term Investment-Grade Fund and Vanguard Intermediate-Term Investment-Grade Fund (Trustees) have approved a restructuring of the fund’s management structure whereby the Vanguard Group, Inc. (Vanguard) will now provide investment advisory services to the funds through its subsidiary, Vanguard Capital Management LLC (VCM). The trustees determined that approving the advisory arrangements was in the best interests of the fund and its shareholders.

The Trustees based their decisions upon an evaluation of VCM’s investment staff, portfolio management process, and performance. This evaluation included information provided by Vanguard’s Oversight and Manager Search team, which is responsible for fund and advisor oversight and product management. The Trustees considered the factors discussed below, among others. However, no single factor determined whether to approve the arrangement. Rather, it was the totality of the circumstances that drove the Trustee’s decisions.

Nature, extent, and quality of services

The Trustees considered the quality of the investment management services to be provided to the funds and took into account the organizational depth and stability of Vanguard and VCM. The Trustees considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group, now within VCM, adheres to the same sound, disciplined investment management process and has considerable experience, stability and depth. The Fixed Income Group emphasizes a disciplined and repeatable approach to risk-taking and security selection, with the objective of delivering tight tracking error and consistent, risk-adjusted alpha.

The Trustees concluded that VCM’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangements.

Investment performance

The Trustees determined that VCM’s Fixed Income Group, in its management of Vanguard funds, including the fund, has a track record of consistent performance and disciplined investment processes.

Cost

The Trustees concluded that the fund’s expense ratio will remain below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses will also continue to be below the peer-group average.

The Trustees do not conduct a profitability analysis of Vanguard in providing investment advisory services through VCM because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The Trustees concluded that the fund’s arrangement with Vanguard, and services rendered through VCM, ensure that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The Trustees will consider whether to renew the advisory arrangements after a one-year period.

Trustees Approve Advisory Arrangement - High-Yield Active ETF

In May 2025, the Board of Vanguard Fixed Income Securities Funds (Board) approved the launch of Vanguard High-Yield Active ETF, which utilizes an internalized management structure whereby The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group, provides investment advisory services to the fund. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the fund and its prospective shareholders. The fund was launched in September 2025. Subsequently, a majority of independent trustees of the Board approved a restructuring whereby the Vanguard Group, Inc. (Vanguard) will now provide investment advisory services to the fund through its subsidiary, Vanguard Capital Management LLC (VCM).

The trustees based their decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. These evaluations included information provided to the board by Vanguard’s Oversight and Manager Search team, which is responsible for fund and advisor oversight and product management. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the trustees’ decisions.

Nature, extent, and quality of services

The Trustees considered the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of Vanguard through its Fixed Income Group, and subsequently through VCM. The Trustees considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group, now within VCM, adheres to the same sound, disciplined investment management process and has considerable experience, stability and depth. The Fixed Income Group emphasizes a disciplined and repeatable approach to risk-taking and security selection, with the objective of delivering tight tracking error and consistent, risk-adjusted alpha.

The Trustees concluded that Vanguard and VCM’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangements.

Investment performance

The trustees determined that Vanguard, and VCM’s Fixed Income Group, in its management of other Vanguard funds, has a track record of consistent performance and disciplined investment processes.

Cost

The trustees concluded that the fund’s expense ratio will be below the average expense ratio charged by funds in its peer group and that the fund’s estimated advisory expense rate for the current fiscal year would also be below the peer-group average.

The board does not conduct a profitability analysis of Vanguard, including in providing investment services through VCM, because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The trustees concluded that the fund’s arrangement with Vanguard, and services provided through VCM, ensure that the fund will realize economies of scale as it grows, with the cost to prospective shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

Trustees Approve Advisory Arrangement - High-Yield Corporate Fund

A majority of independent trustees of the board of Vanguard High-Yield Corporate Fund (Trustees) have approved a restructuring of the fund’s management structure whereby the Vanguard Group, Inc. (Vanguard) will now provide investment advisory services to the fund through its subsidiary, Vanguard Capital Management LLC (VCM). The trustees determined that approving the advisory arrangement was in the best interests of the fund and its shareholders. Wellington Management Company LLP also serves as advisor to the fund.

The Trustees based their decision upon an evaluation of VCM’s investment staff, portfolio management process, and performance. This evaluation included information provided by Vanguard’s Oversight and Manager Search team, which is responsible for fund and advisor oversight and product management. The Trustees considered the factors discussed below, among others. However, no single factor determined whether to approve the arrangement. Rather, it was the totality of the circumstances that drove the Trustee’s decisions.

Nature, extent, and quality of services

The Trustees considered the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of Vanguard and VCM. The Trustees considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group, now within VCM, adheres to the same sound, disciplined investment management process and has considerable experience, stability and depth. The Fixed Income Group emphasizes a disciplined and repeatable approach to risk-taking and security selection, with the objective of delivering tight tracking error and consistent, risk-adjusted alpha.

The Trustees concluded that VCM’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The Trustees determined that VCM’s Fixed Income Group, in its management of Vanguard funds, including the funds, has a track record of consistent performance and disciplined investment processes.

Cost

The Trustees concluded that the fund’s expense ratio will remain below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses will also continue to be below the peer-group average.

The Trustees do not conduct a profitability analysis of Vanguard in providing investment advisory services through VCM because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The Trustees concluded that the fund’s arrangement with Vanguard, and services rendered through VCM, ensure that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The Trustees will consider whether to renew the advisory arrangement after a one-year period.

Trustees Approve Advisory Arrangement - Long-Term Investment-Grade Fund

A majority of independent trustees of the board of Vanguard Long-Term Investment-Grade Fund (Trustees) have approved a restructuring of the fund’s management structure whereby the Vanguard Group, Inc. (Vanguard) will now provide investment advisory services to the fund through its subsidiary, Vanguard Capital Management LLC (VCM). The trustees determined that approving the advisory arrangement was in the best interests of the fund and its shareholders. Wellington Management Company LLP also serves as advisor to the fund.

The Trustees based their decision upon an evaluation of VCM’s investment staff, portfolio management process, and performance. This evaluation included information provided by Vanguard’s Oversight and Manager Search team, which is responsible for fund and advisor oversight and product management. The Trustees considered the factors discussed below, among others. However, no single factor determined whether to approve the arrangement. Rather, it was the totality of the circumstances that drove the Trustee’s decisions.

Nature, extent, and quality of services

The Trustees considered the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of Vanguard and VCM. The Trustees considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group, now within VCM, adheres to the same sound, disciplined investment management process and has considerable experience, stability and depth. The Fixed Income Group emphasizes a disciplined and repeatable approach to risk-taking and security selection, with the objective of delivering tight tracking error and consistent, risk-adjusted alpha.

The Trustees concluded that VCM’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The Trustees determined that VCM’s Fixed Income Group, in its management of Vanguard funds, including the funds, has a track record of consistent performance and disciplined investment processes.

Cost

The Trustees concluded that the fund’s expense ratio will remain below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses will also continue to be below the peer-group average.

The Trustees do not conduct a profitability analysis of Vanguard in providing investment advisory services through VCM because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The Trustees concluded that the fund’s arrangement with Vanguard, and services rendered through VCM, ensure that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The Trustees will consider whether to renew the advisory arrangement after a one-year period.

Trustees Approve Advisory Arrangement - Treasury Funds

A majority of independent trustees of the board of Vanguard Short-Term Treasury Fund, Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund and Vanguard Long-Term Treasury Fund (Trustees) have approved a restructuring of the fund’s management structure whereby the Vanguard Group, Inc. (Vanguard) will now provide investment advisory services to the funds through its subsidiary, Vanguard Capital Management LLC (VCM). The trustees determined that approving the advisory arrangements was in the best interests of the fund and its shareholders.

The Trustees based their decisions upon an evaluation of VCM’s investment staff, portfolio management process, and performance. This evaluation included information provided by Vanguard’s Oversight and Manager Search team, which is responsible for fund and advisor oversight and product management. The Trustees considered the factors discussed below, among others. However, no single factor determined whether to approve the arrangement. Rather, it was the totality of the circumstances that drove the Trustee’s decisions.

Nature, extent, and quality of services

The Trustees considered the quality of the investment management services to be provided to the funds and took into account the organizational depth and stability of Vanguard and VCM. The Trustees considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group, now within VCM, adheres to the same sound, disciplined investment management process and has considerable experience, stability and depth. The Fixed Income Group emphasizes a disciplined and repeatable approach to risk-taking and security selection, with the objective of delivering tight tracking error and consistent, risk-adjusted alpha.

The Trustees concluded that VCM’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangements.

Investment performance

The Trustees determined that VCM’s Fixed Income Group, in its management of Vanguard funds, including the fund, has a track record of consistent performance and disciplined investment processes.

Cost

The Trustees concluded that the fund’s expense ratio will remain below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses will also continue to be below the peer-group average.

The Trustees do not conduct a profitability analysis of Vanguard in providing investment advisory services through VCM because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The Trustees concluded that the fund’s arrangement with Vanguard, and services rendered through VCM, ensure that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The Trustees will consider whether to renew the advisory arrangements again after a one-year period.

Trustees Approve Advisory Arrangement - Ultra-Short-Term Bond Fund

A majority of independent trustees of the board of Vanguard Ultra-Short-Term Bond Fund (Trustees) have approved a restructuring of the fund’s management structure whereby the Vanguard Group, Inc. (Vanguard) will now provide investment advisory services to the fund through its subsidiary, Vanguard Capital Management LLC (VCM). The trustees determined that approving the advisory arrangement was in the best interests of the fund and its shareholders.

The Trustees based their decision upon an evaluation of VCM’s investment staff, portfolio management process, and performance. This evaluation included information provided by Vanguard’s Oversight and Manager Search team, which is responsible for fund and advisor oversight and product management. The Trustees considered the factors discussed below, among others. However, no single factor determined whether to approve the arrangement. Rather, it was the totality of the circumstances that drove the Trustee’s decisions.

Nature, extent, and quality of services

The Trustees considered the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of Vanguard and VCM. The Trustees considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group, now within VCM, adheres to the same sound, disciplined investment management process and has considerable experience, stability and depth. The Fixed Income Group emphasizes a disciplined and repeatable approach to risk-taking and security selection, with the objective of delivering tight tracking error and consistent, risk-adjusted alpha.

The Trustees concluded that VCM’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The Trustees determined that VCM’s Fixed Income Group, in its management of Vanguard funds, including the funds, has a track record of consistent performance and disciplined investment processes.

Cost

The Trustees concluded that the fund’s expense ratio will remain below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses will also continue to be below the peer-group average.

The Trustees do not conduct a profitability analysis of Vanguard in providing investment advisory services through VCM because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The Trustees concluded that the fund’s arrangement with Vanguard, and services rendered through VCM, ensure that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The Trustees will consider whether to renew the advisory arrangement after a one-year period.

Item 12: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no changes in the Registrant’s Internal Control Over Financial Reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18: Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: March 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: March 24, 2026

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: March 24, 2026

* By:	/s/ Natalie Lamarque

Natalie Lamarque, pursuant to a Power of Attorney filed on December 19, 2025 (see File Number 33-49023); and to a Power of Attorney filed on February 27, 2026 (see File Number 333-177613), Incorporated by Reference.